Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [**]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

GENERAL WORK CONSTRUCTION AGREEMENT

between

Graycor Industrial Constructors Inc.

as Contractor

and

OTTER TAIL POWER COMPANY, as agent for

NORTHWESTERN CORPORATION D/B/A/

NORTHWESTERN ENERGY; MONTANA-DAKOTA UTILITIES CO.,

A DIVISION OF MDU RESOURCES GROUP, INC.; and

OTTER TAIL POWER COMPANY,

as Owners

i

Table of Contents (Continued)

Table of Contents (Continued)

Table of Contents (Continued)

Table of Contents (Continued)

v

Table of Contents (Continued)

EXHIBITS

Exhibit A	[Reserved]
Exhibit B	Technical Specification B-7808 General Work Contract (GWC)
Exhibit C	Initial Target Price & Contractor’s Unit Rates
Exhibit D	Project Schedule and Key Dates
Exhibit E	Contractor’s Equipment and Rentals
Exhibit F	Forms
	F-1	Applications For Payment
	F-2	Certificates
	F-2A	Mechanical Completion Certificate
	F-2B	Mechanical Completion Checklist
	F-2C	Substantial Completion Certificate
	F-2D	Substantial Completion Checklist
	F-2E	Final Completion Certificate
	F-2F	Final Completion Checklist
	F-3	Change Order
	F-4	[Reserved]
	F-5	Lien Waivers and General Release
	F-5A	Partial Waiver and Release of Lien
	F-5B	Final Waiver and Release of Lien
	F-6	Notice to Proceed
	F-7	[Reserved]
Exhibit G	[Reserved]
Exhibit H	Health and Safety Requirements
Exhibit I	Insurance
Exhibit J	Small Tools & Consumables List
Exhibit K	Key Personnel
Exhibit L	[Reserved]
Exhibit M	[Reserved]
Exhibit N	[Reserved]
Exhibit O	Owners Provided Items
Exhibit P	Permits
Exhibit Q	[Reserved]
Exhibit R	Craft Labor Rates
Exhibit S	Site
	S-1	Job Site Description
	S-2	Big Stone Site Description
	S-3	Site Restrictions
	S-4	Contractor Health & Safety Plan Requirements and Expectations
	S-5	Site Work Rules
	S-6	Storm Water Pollution Prevention Plan
	S-7	Toxic Release Inventory form

GENERAL WORK CONSTRUCTION AGREEMENT

This General Work Construction Agreement for Work (“Agreement”) is entered into as of the 1st day of February 2013 (“Effective Date”), by and between Graycor Industrial Constructors Inc., an Illinois corporation, as (“Contractor”) and Otter Tail Power Company (“Otter Tail”), as agent for Northwestern Corporation d/b/a/ Northwestern Energy, a Delaware corporation; Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., a Delaware corporation; and Otter Tail Power Company, a Minnesota corporation as (“Owners”).

R E C I T A L S

WHEREAS, Owners desire to enter into an agreement with a qualified contractor to design, engineer, procure, construct and install the Work (as hereinafter defined), to procure certain Equipment and supplies required therefor, and to inspect and test the Work following the completion of the Work (as hereinafter defined) on a target price basis as set forth in this Agreement;

WHEREAS, Contractor represents that it is qualified to design, engineer, procure, construct and install the Work and to inspect and test the Work following the completion of the Work and Contractor desires to perform all work and services in connection therewith on a target price basis in accordance with the requirements and provisions of this Agreement; and

WHEREAS, Contractor agrees to perform the Work as more specifically described in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1           Definitions.  The following terms have the respective meanings specified in this Article 1 when capitalized and used in this Agreement or in any notice delivered under or in respect of this Agreement.

“Actual Cost” has the meaning set forth in Section 8.7.

“Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, Owners or Contractor.

“Agreed Rate” has the meaning set forth in Section 25.8.

“Agreement” has the meaning set forth in the first paragraph hereof and includes the body of this Agreement (the “Body of this Agreement”) and all Exhibits herein referenced, as amended, modified, or supplemented from time to time.

“Applicable Credits” has the meaning set forth in Section 25.9.3.

“Applicable Law” means any applicable statute, law (including common law), rule, treaty, regulation, code, ordinance, permit, approval, interpretation, injunction, judgment, decree, writ, order or the like, including NERC Requirements, Codes and Standards, and the Permits, when issued, enacted, or promulgated by a Governmental Authority and interpretations thereof by a Governmental Authority.

“Application For Payment” means a written request by Contractor to Owners for payment, completed in the form required by Exhibit F-1, together with the documentation required by Section 8.10.

“As-Built Drawings” means:  (i) all drawings prepared by the Contractor, Subcontractors, or Suppliers in the performance of the Work that are “issued for construction” by Contractor and (ii) the Plans, in each case as modified and updated to accurately show the final actual design and construction of the Work upon Final Completion.

“Big Stone Site” means the site, as more particularly described in Exhibit S-2.

“Business Day” means any Day other than a Saturday, Sunday, or a holiday observed by the United States federal government, the State of South Dakota, or Otter Tail.

“CEII” has the meaning set forth in Section 4.40.

“Certificate” means the applicable Certificate of Mechanical Completion, Substantial Completion, or Final Completion, as the case may be.

“Certificate of Final Completion” will be in the form set forth in Exhibit F-2.

“Certificate of Mechanical Completion” will be in the form set forth in Exhibit F-2.

“Certificate of Substantial Completion” will be in the form set forth in Exhibit F-2.

“Change in Law” means an amendment, modification, or change of Applicable Law enacted, adopted, or promulgated after the Effective Date by a Governmental Authority.  A change in Applicable Law with respect to: (i) taxes or levies assessed on the basis of Contractor’s income, profits, revenues, and/or gross receipts (other than the Contractor’s Excise Tax); (ii) other taxes, duties, or imposts for which Contractor is responsible hereunder (other than the Sales Taxes); (iii) taxes, levies, or withholdings that vary the compensation, benefits, or amounts to be paid to, on behalf of or on account of Contractor’s or its Subcontractors’ employees; and (iv) Changes in Law enacted, published, or issued before the Effective Date, whether or not such Changes in Law became effective after the Effective Date, will not constitute a Change in Law hereunder.

“Change Order” has the meaning set forth in Section 10.1.3.

“Change Order Request” has the meaning set forth in Section 10.1.1.

“Change(s)” has the meaning set forth in Section 10.1.1.

“Claim Notice” has the meaning set forth in Section 20.3.1.

“Claims” has the meaning set forth in Section 20.1.

“Climatic Conditions” means weather conditions at the Big Stone Site or at the principal facilities where the Work is to be performed, including temperature, wind, hurricane forces, microbursts, precipitation (rain, snow, ice, hail, flooding), and lightning which, based on weather data for such locations during the ten (10) years prior to the Effective Date, would not reasonably have been expected to occur.

“Codes and Standards” means the most recent edition of the codes, standards, and guidelines applicable to the Work, including those listed in Exhibit B.

“Component” means any and all Systems, subsystems, subassemblies, Contractor Supplied Materials and Equipment, spare parts, and every item of whatever nature, including all documentation related thereto, connected with the Work performed or provided by Contractor or its Subcontractors under this Agreement that is permanently incorporated into the Work or the Unit as part of the Work, provided as part of the Work, and retained by Owners following Final Completion.

“Computer Program(s)” means a sequence of instructions, data, or equations in any form, and explanations thereof, intended to cause a computer, a control data processor or the like to perform any kind of operation, which is provided by Contractor or its Subcontractors under this Agreement.

“Confidential Information” has the meaning set forth in Section 18.1.

“Construction Aids” means all equipment (including construction equipment), apparatus, tools, supplies, construction tools, support services, field office equipment, supplies, structures, form lumber, protective fencing, and other goods and items that are required to construct, clean, commission, or test the Work following the completion of the Work, but which are neither incorporated into the Work nor retained by Owners.

“Construction Equipment and Rentals Amount” mean the amount described in Section 8.2.6.

“Construction Turnovers” mean the events listed in Exhibit B, Section 013216, Article 105.1, Table 1-1, Items No. B.1 through B.21, inclusive.

“Consumables” means items such as compressed air or gases, chemicals, oils, lubricants, cleaning materials, demineralized water, valve packing, lamps, light bulbs, gaskets, fuel filters and comparable items which, by normal industry practices, are considered consumables and are replaced on a regular basis, required for cleaning, preparing, or completing the Work or are required for the proper operation of the Equipment.

“Contractor” has the meaning set forth in the first paragraph of this Agreement.

“Contractor Change Notice” has the meaning set forth in Section 10.2.

“Contractor Default” has the meaning set forth in Section 24.2.1.

“Contractor Hazardous Substances” has the meaning set forth in Section 19.1.1(ii).

“Contractor Indemnitees” has the meaning set forth in Section 20.2.

“Contractor Response” has the meaning set forth in Section 10.1.2.

“Contractor’s Excise Tax” means the excise tax described in South Dakota Codified Laws Chapter 10-46A.

“Contractor’s Representative” means the individual designated by Contractor pursuant to Section 4.6.

“Contractor’s Share” means Contractor’s share of the amount by which the Total Construction Costs is less than or exceeds the Target Price, as such amount is determined in accordance with Section 8.5.

“Contractor Supplied Materials and Equipment” means all Materials and Equipment required to be supplied by Contractor as part of the Work, as identified in the Exhibit B.

“Contractor Taxes” has the meaning set forth in Section 8.6.1.

“Corporate Overhead & Profit Amount” mean the amount described in Section 8.2.1.

“Corrective Action” has the meaning set forth in Section 13.3.

“Cost Reimbursable Portion” means the sum of the Direct Hire Craft Labor Costs, Small Tools and Consumables Costs, Permanent Materials Costs, Subcontractor Costs and Miscellaneous Costs as further defined and set forth within Section 8.3.

“Data & Telecommunications Systems Amount” mean the amount described in Section 8.2.4.

“Day” means a calendar day, including Saturdays, Sundays and legal holidays, except that, in the event that a payment obligation to be performed under this Agreement falls due on a calendar day that is not a Business Day, the payment obligation shall be deemed due on the next Business Day thereafter.

“Defect” (and derivative forms thereof, e.g., “Defective”) means a defect, deficiency, or nonconformity in the Work or other deviations from the warranties set forth in Section 13.1.

“Design” (and derivative forms thereof) means all design, calculation, and engineering products or services and the conduct thereof, including all preliminary and detailed design of the Work that is required to be performed by Contractor pursuant to Exhibit B.

“Design Documents” has the meaning set forth in Section 4.7.

“Direct Hire Craft Labor Costs” mean the costs described in Section 8.3.1.

“Disclosing Party” means a Party disclosing Confidential Information to the other Party.

“Dispute” means a claim, dispute or other controversy arising out of, or relating to, this Agreement which an authorized representative of a Party does not believe can be resolved by the Parties’ authorized representatives.

“Early Operation” means Owners have taken sole control of and operate the Work or the Unit as part of the Work for their own commercial purposes to the exclusion of Contractor, prior to the actual date on which Substantial Completion occurs, other than in connection with or incidental to the start-up, commissioning, and debugging or testing of the Work or the Unit as part of the Work following the completion of the Work.

“Effective Date” has the meaning set forth in the first paragraph of this Agreement.

“Emergency Notification List” means a list of personnel of Owners, with associated contact information, that sets forth the individuals to be notified first in the event of an emergency involving health or safety, including environmental harm, or material damage to property, as such list is amended by Owners and provided to Contractor from time to time.

“Environmental Action” has the meaning set forth in Section 19.1.1(ii).

“Equipment” means any product that:  (i) is to be incorporated into the Work or the Unit as part of the Work; (ii) is an assembly of operational and/or non-operational parts, whether motorized or manually operated; and (iii) requires service connections, such as wiring, piping, or other process connections.

“Excusable Events” means the following events to the extent that such event materially and adversely results in an actual delay in the performance of the Work that Contractor demonstrates materially affects the critical path of the Work, an increase in Contractor’s cost of performing the Work or otherwise materially and adversely affects Contractor’s performance hereunder:

(i)	material delays caused by Owners’ failure to fulfill any of its obligations under this Agreement, to the extent such delay occurs without the fault or negligence of Contractor or its Subcontractors;

(ii)
material delays caused by acts of Owners, Owners’ separate contractors or those acting on Owners’ behalf, except (a) acts permitted to be taken under this Agreement, including acts taken in accordance with Prudent Utility Practices related to the Big Stone Site or (b) to the extent caused by the fault or negligence of Contractor or its Subcontractors.

(iii)	suspension of the Work, in whole or in part, pursuant to Sections 24.3.2 or 24.4;

(iv)	a change by Owners in the date or duration of the Installation Outage that is not the consequence of the request or fault of Contractor; or

(v)
the discovery of any (a) Owners Hazardous Substance that requires Environmental Action; (b) differing local conditions or Job Site conditions for which Contractor is not responsible pursuant to Sections 4.17 and/or 4.18; or (c) protected or endangered plant or animal species, artifacts, fossils or other items of historical, geological, archeological, or other value in accordance with Section 4.35.

“Exhibits” means all of the exhibits referenced in this Agreement.

“Existing Facilities” means the Unit, structures, installations, roadways, walkways, natural features, and the existing generating units, including the Unit, and auxiliary and support facilities located on the Big Stone Site, including all existing facilities used in connection with the generation of electricity; the transportation, handling or storage of fuel; or the transmission of electricity.

“Final Completion” will be deemed to have occurred when all of the following have occurred in respect of the Work: (i) Substantial Completion has been achieved; (ii) all As-Built Drawings, Information, Design Documents, Operating and Maintenance Manuals, submittals and other documents required to be delivered to Owners hereunder have been delivered; (iii) all liquidated damages for which Contractor is liable pursuant to Article 7 and other amounts owed by Contractor to Owners under this Agreement, if any, have been paid to Owners; (iv) all Work, including all items identified on the Punch List, has been completed other than Work and other obligations that require future performance (e.g., warranty Work and indemnification obligations); and (v) Owners have issued the Certificate of Final Completion.

“Final Completion Date” means the date on which Contractor successfully achieves Final Completion.

“Fixed Portion” means the sum of the Corporate Overhead & Profit Amount, Project Staff Amount, Reproduction Expense Amount, Data & Telecommunications Systems Amount, Site Logistics Amount, and Construction Equipment and Rentals Amount as further defined and set forth within Section 8.2.

“Force Majeure” means any condition, event, or circumstance, including the examples set forth below, but only if, and to the extent: (i) such condition, event, or circumstance is not within the reasonable control of the Party affected; (ii) such condition, event, or circumstance, despite the exercise of reasonable diligence, could not be prevented, avoided or removed by such Party; (iii) such condition, event, or circumstance has a material adverse effect on the ability of the affected Party to fulfill its obligations under this Agreement; (iv) the affected Party has taken all reasonable precautions, due care, and reasonable alternative measures in order to avoid the effect of such condition, event, or circumstance on the affected Party’s ability to fulfill its obligations under this Agreement and to mitigate the consequences thereof; and (v) such condition, event, or circumstance is not the result of any failure of such Party to perform any of its obligations under this Agreement.  By way of example, such events, conditions and circumstances include war, rebellion, sabotage, civil strife, insurrection, public disorder, Climatic Conditions, earthquake, fire, quarantine, acts of terrorism, industry-wide or national strikes, and Changes in Law.  Notwithstanding the foregoing, Force Majeure shall not include the following events, conditions or circumstances:

(a)
late delivery of Contractor Supplied Materials and Equipment, Consumables, or Construction Aids required for the Work however caused, including by congestion at a Subcontractor’s plant or elsewhere; oversold market conditions; inefficiencies; transportation delays (except to the extent a transportation delay is caused by the occurrence of an independent condition, event, or circumstance described in and meeting the conditions of the first full paragraph of this definition); or other similar circumstances;

(b)	shortages of supervisors, labor, Contractor Supplied Materials and Equipment, Consumables, or Construction Aids;

(c)
late performance as a consequence of any violation of Applicable Law or decisions of a Governmental Authority related to the conduct of Contractor’s or any Subcontractor’s business, including insolvency or any delay related to the economic, commercial, or labor circumstances of Contractor, any Subcontractor or other business conducted by Contractor or any Subcontractor;

(d)
breakdown, loss, or damage to or theft of Contractor Supplied Materials and Equipment, Consumables, or Construction Aids, except where such breakdown, loss, or damage is directly due to the occurrence of an independent condition, event, or circumstance described in and meeting the conditions of the first full paragraph of this definition;

(e)	failure of a Party to pay amounts due and owing under this Agreement;

(f)	strikes or other labor disturbances affecting Contractor or any of its Subcontractors, except as expressly set forth in the examples described in the first full paragraph of this definition;

(g)	increased costs of the Work, general economic, or industry conditions; or

(h)	weather conditions other than Climatic Conditions.

Notwithstanding the foregoing, with respect to the performance of the Work in connection with the Installation Outage, the definition of Force Majeure in the first full paragraph of this definition is limited to an event of Force Majeure that occurs on the Big Stone Site (including the Job Site) before or during the scheduled duration of the Installation Outage; provided that Contractor has satisfied the Marshaling Requirement, as more particularly described in Section 6.4.1.

“Governmental Authority” means any federal, state, county, regional, city, parish or local government body, agency, authority, branch, department, arbitrator, court or any subdivision, instrumentality or agency thereof, having or claiming a regulatory interest in or jurisdiction over the Work (or any portion thereof), the Unit, the Big Stone Site, this Agreement, or one or more of the Parties.

“Guaranteed Final Completion Date” means ten (10) Days following the Substantial Completion Date.

“Guaranteed Mechanical Completion Date” means May 24, 2015, which date may be adjusted pursuant to the terms and conditions of this Agreement.

“Guaranteed Substantial Completion Date” means August 24, 2015, which date may be adjusted pursuant to the terms and conditions of this Agreement.

“Hazardous Substance” means:  (i) any chemicals, materials, substances, or wastes which are now or hereafter defined as or included in the definition of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic substance,” “extremely hazardous substance,” “pollutant,” “contaminant,” or words of similar import under any Applicable Law; (ii) any petroleum, petroleum products (including crude oil or any fraction thereof), natural gas, natural gas liquids, liquefied natural gas, or synthetic gas useable for fuel (or mixtures of natural gas and such synthetic gas), or oil and gas exploration or production waste, polychlorinated biphenyls, asbestos or asbestos-containing materials, mercury, urea formaldehyde insulation, radioactive material, and lead-based paints, or any other substance that has been contaminated, polluted or made toxic; and (iii) any other chemical, material, substances, waste, or mixture thereof which is prohibited, limited, or regulated pursuant to, or that could reasonably be expected to give rise to liability under, any Applicable Law.

“Health and Safety Plan” has the meaning set forth in Section 14.1.

“Hazardous Substance Management Plan” has the meaning set forth in Section 4.21(vii).

“Hold Point” means an inspection point with respect to which Contractor or its Subcontractors may not proceed further with respect to the Work unless and until Owners have either: (i) inspected the applicable Work and authorized Contractor (including its Subcontractors) to proceed or (ii) waived such inspection in writing.  Hold Points include those points designated in Exhibit B and those designated by Owners from time to time by formal notice to Contractor.

“Indemnified Parties” has the meaning set forth in Section 20.3.1.

“Indemnifying Parties” has the meaning set forth in Section 20.3.1.

“Information” means all drawings; documents; manuals; training materials; Computer Programs; operating, maintenance, and other guidelines and procedures; and Design, Design Documents, and other data, trade secrets, and information used or supplied by Contractor, whether directly itself or indirectly through Subcontractors, whether paper or electronic media, in performance of this Agreement which would be reasonably useful or necessary in Owners’ operation, maintenance, repair, personnel training, modification, or use of the Work or the Unit as part of the Work following the completion of the Work or the Unit.

“Initial Target Price” has the meaning set forth in Section 8.4.

“Interim Target Price” means the sum of (i) the Fixed Portion and (ii) the Cost Reimbursable Portion, in each case as determined in accordance with Section 8.4.2 as of any True-Up Submittal Date other than the last True-Up Submittal Date and set forth in the applicable Change Order as described in Section 8.4.2.

“Insolvency Event” means, with respect to the Person:  (i) the Person’s (a) failure to generally pay its debts as they become due, (b) admission in writing of its inability to pay its debts as they become due or (c) making a general assignment for the benefit of creditors; (ii) any proceeding being instituted by or against the Person seeking:  (a) to adjudicate it as bankrupt or insolvent, (b) liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any Applicable Law relating to bankruptcy, insolvency, reorganization or relief of debtors or (c) the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against the person, either such proceeding remains undismissed for a period of thirty (30) Days or any of the actions sought in such proceeding occur; or (iii) the Person’s taking any action to authorize any of the actions set forth above in this definition.

“Installation Outage” means the period during the scheduled outage of the Unit during which time Contractor must complete the installation of a portion of the Work (the time and date for such outage and the period during which Contractor may perform Work is set forth in Exhibit D).  The Installation Outage will commence ninety six (96) hours after the Unit has been taken off-line.

“Installation Start Date” means the date and time set forth in Exhibit D when Contractor may commence the Work required to be performed during the Installation Outage, as such date and time may be adjusted pursuant to this Agreement.

“Intellectual Property” means all patents, patent applications, copyrights, trade secrets and all other intellectual property rights.

“Job Site” means that portion of the Big Stone Site on which the Work or the Unit as part of the Work is located, including areas for parking, storage, laydown, and administrative facilities, as more particularly described in Exhibit S-1.

“Liabilities” has the meaning set forth in Section 20.1.

“Lien Indemnitees” has the meaning set forth in Section 20.4.

“Liens” has the meaning specified in Section 20.4.

“List of Submittals” has the meaning specified in Section 7.2.

“Major Milestone” has the meaning set forth in Exhibit B, Section 013216, Article 105.1, Table 1-1.

“Major Subcontractor” means a Subcontractor providing labor, services, and/or Contractor Supplied Materials and Equipment in relation to the Work under this Agreement that has a value of Fifty Thousand Dollars ($50,000) or more.

“Marshaling Requirement” has the meaning set forth in Section 6.4.1.

“Materials” means any products, supplies, bulks, materials, logic, or Computer Programs that are to be incorporated into the Work or the Unit as part of the Work, whether or not substantially shaped, cut, worked, mixed, finished, refined, or otherwise fabricated or processed, and which are not items of Equipment, Consumables, or Construction Aids.

“Mechanical Completion” means when, with respect to the Work, all of the following have occurred: (i) all Contractor Supplied Materials and Equipment have been furnished and installed in accordance with Exhibit B and manufacturers’ requirements (and in a manner that does not void any warranty) and the terms of this Agreement and, as appropriate, checked for alignment, lubrication, rotation, and hydrostatic and pneumatic pressure integrity; (ii) Turnover Acknowledgement of all Systems has been achieved; (iii) all Systems have been installed, cleaned and statically tested and cold commissioning has been completed and all automation from control work stations required by the Exhibit B have been achieved; (iv) all initial tests have been completed and all instruments have been calibrated; (v) the Work or the Unit as part of the Work is capable of safe operation; (vi) the Work or the Unit as part of the Work is ready to commence testing, and integrated operations without the use of temporary equipment or installations; (vii) an initial Punch List has been established and mutually agreed upon by Owners and Contractor; (viii) the classroom training required by Section 017900 of Exhibit B has been completed; and (ix) Owners have executed the Certificate of Mechanical Completion.

“Miscellaneous Costs” mean the costs described in Section 8.3.6.

“Modification” means: (i) a written amendment to this Agreement signed by both Parties; (ii) a Change Order; or (iii) an Owners Authorization.

“MSDSs” has the meaning set forth in Section 19.1.2.

“NERC” means the North American Electric Reliability Corporation, a reliability organization responsible for the oversight of the regional reliability organizations established to ensure the reliability and stability of the regions.

“NERC Requirements” has the meaning set forth in Section 4.40.

“Notice to Proceed” means the written instruction given by Owners to Contractor to commence the Work under and in accordance with this Agreement in the form of Exhibit F-6.

“Operating and Maintenance Manuals” has the meaning set forth in Section 017823 of Exhibit B.

“Otter Tail” has the meaning set forth in the first paragraph of this Agreement.

“Outage Day” has the meaning set forth in Section 7.1.

“Owners” has the meaning set forth in the first paragraph of this Agreement.

“Owners Authorization” has the meaning set forth in Section 10.1.4.

“Owners Default” has the meaning set forth in Section 24.3.1.

“Owners Engineer” means a third party engineering firm selected by Owners.

“Owners Hazardous Substance” means a Hazardous Substance existing on the Big Stone Site as of the Effective Date or a Hazardous Substance that was not introduced to or created on the Big Stone Site by Contractor or its Subcontractors, which Hazardous Substance, in either case, is of a nature or is found in an amount that requires special handling, disposal or remediation under Applicable Law.

“Owners Indemnitees” has the meaning set forth in Section 20.1.

“Owners Permits” means Permits that are to be obtained by Owners as set forth in Exhibit P.

“Owners Provided Items” means those items, Equipment, Materials, and services set forth in Exhibit O that will be provided by Owners.

“Owners Representative” has the meaning set forth in Section 5.1.

“Owners Response Period” has the meaning set forth in Section 10.1.3.

“Owners Review Period” has the meaning set forth in Section 6.3.2.

“Owners’ Share” means Owners’ share of the amount by which the Total Construction Costs is less than or exceeds the Target Price, as such amount is determined in accordance with Section 8.5.

“Parts Vendor” has the meaning set forth in Section 4.26.

“Party” or “Parties” means either Owners, Contractor, or both of them, as the context or the usage of such term may require.

“Payment Amount” means the sum of (without duplication) the (i) Fixed Portion actually paid or payable to Contractor pursuant to this Agreement, without deducting Retainage held by Owners; and (ii) the Cost Reimbursable Portion actually paid or payable to Contractor pursuant to this Agreement, without deducting Retainage held by Owners.

“Payment and Performance Bonds” has the meaning set forth in Section 25.13.

“Permanent Materials Costs” mean the costs described in Section 8.3.3.

“Permits” means any waiver, exemption, variance, franchise, permit, authorization, approval, identification number, inspection, certification, license, clearance or similar order, filing, registration, application of, from or to any Governmental Authority, including those set forth in Exhibit P.

“Person” means any individual, company, corporation, firm, joint venture, partnership, association, limited liability entity, organization, trust, Governmental Authority, or similar entity.

“Plans” mean the contract drawings prepared by Owners’ Engineer and issued for construction showing the design, location, and dimension of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

“Prime Rate” means the per annum (365 or 366 Days, as appropriate) prime rate as published from time-to-time in the “Money Rates” table of The Wall Street Journal; provided, however, if more than one such prime rate is published, the average shall be used for purposes of this Agreement, unless an equivalent bank rate is agreed to by the Parties.

“Professional Standards” means those standards and practices used by, and the degree of skill and judgment exercised by, recognized United States national engineering and/or construction firms when performing first class quality services in connection with retrofitting operating coal-fired generation facilities with  a scale similar to the Work.

“Project Requirements” means with respect to the Work or any portion thereof: (i) Applicable Law; (ii) Codes and Standards; (iii) the provisions of this Agreement; (iv) the requirements and warranties of Subcontractors, including Contractor Supplied Materials and Equipment provided by Subcontractors; (v) the requirements of insurers providing insurance pursuant to Article 21; (vi) the Operating and Maintenance Manuals; and (vii) Professional Standards.

“Project Schedule” means the critical path method project schedule, including key dates and milestones for completion of the Work established in accordance with and as set forth in Exhibit D, as such Project Schedule may be adjusted pursuant to this Agreement.

“Project Staff” has the meaning set forth in Section 8.2.2.

“Project Staff Amount” mean the amount described in Section 8.2.2.

“Prudent Utility Practices” means the practices, methods, materials, supplies, equipment, and standards of safety, performance, and service that are commonly applied in the electric utility industry in the United States to operate and maintain generating facilities similar to the Unit, including the use of, and adherence to, equipment, practices and methods, applicable industry codes, standards, and regulations that in the exercise of reasonable judgment and in light of the facts and circumstances known at the time the decision was made would be reasonably expected to accomplish the desired result while protecting the Work, the Existing Facilities, the interconnection facilities, individuals, and the environment from damage, loss, or injury.  Prudent Utility Practices are not intended to be limited to the optimum practice or method to the exclusion of all others, but rather to be a spectrum of possible, but reasonable practices and methods having due regard for vendor warranty requirements, Applicable Law, and the operating and maintenance procedures of generation and associated facilities.

“Punch List” or “Punch List Items” means and refers to a comprehensive list initially prepared prior to certification of Mechanical Completion, and revised prior to Substantial Completion, which may be supplemented thereafter, to identify those minor defects or deficiencies in the Work that require repair, completion, correction or re-execution, the non-completion of which do not interfere with the occupancy, use, operation, safety, or reliability of the Work or the Unit.

“Receiving Party” means a Party to whom Confidential Information is disclosed.

“Records” has the meaning set forth in Section 25.9.1.

“Reproduction Expense Amount” mean the costs described in Section 8.2.3.

“Retainage” has the meaning set forth in Section 8.15.1.

“Retainage Amount” has the meaning set forth in Section 8.15.1.

“Sales Taxes” has the meaning set forth in Section 8.6.1.

“Senior Officer” means the chief executive officer, president or any senior vice president of a Party.

“Site Logistics Amount” means the amount described in Section 8.2.5.

“Small Tools and Consumables Costs” mean the costs described in Section 8.3.2.

“Special Tools” means tools that are described in the Technical Specification or are provided by a Subcontractor for the installation, checking, inspection, operation, repair, or maintenance of Contractor Supplied Materials and Equipment.

“Start-Up” following the commencement of an outage (of any kind), means the time that the Unit is released to station operations.

“Subcontractor” means and refers to a Person (at any tier other than Contractor) which has a contract, agreement, or other arrangement to perform a portion of the Work, including the supply of services, Contractor Supplied Materials and Equipment, Consumables, and Construction Aids in connection with the Work.

“Subcontractor Costs” mean the costs described in Section 8.3.4.

“Substantial Completion” will have been achieved when all of the following have occurred: (i) Mechanical Completion; (ii) an revised Punch List of Work remaining after Substantial Completion has been established and mutually agreed upon by Owners and Contractor; (iii) the Work is complete except Punch List Items; (iv) the training required by Section 4.10 has been completed; (v) all obligations of Contractor expressly required to have been performed as of the Substantial Completion Date have been properly discharged; (vi) the Work, including all Systems provided and installed by Contractor, and the Unit are capable of being operated in the normal course of business up to full Unit generating capacity; (vii) Owners have received from Contractor all Permits (including Permits (other than Owners Permits) necessary to allow transfer of care, custody, and control of the Work to Owners), all of which shall be valid and in full force and effect; (viii) levels of Consumables associated with the Work are fully charged; (ix) final versions of the Operating and Maintenance Manuals approved by Owners have been delivered; (x) currently marked drawings showing as-built conditions or the As-Built Drawings (current as of Substantial Completion) have been delivered to Owners; (xi) other submittals required under the Agreement to be submitted prior to or as of Substantial Completion have been delivered to Owners; (xii) all spare parts and Special Tools have been delivered to Owners; and (xiii) Owners have executed the Certificate of Substantial Completion.

“Substantial Completion Date” means the date on which Substantial Completion is achieved.

“System” means a system or subsystem of the Work set forth in the plan established pursuant to Section 6.3.

“System Turnover Package” means the collection of enumerated items of Information including diagnostic equipment tests that comprise a complete description of a System and its operating requirements in form and substance reasonably acceptable to Owners and established pursuant to Section 6.3.

“Target Price” means the sum of (i) the Fixed Portion and (ii) the Cost Reimbursable Portion, in each case as determined in accordance with Section 8.4 as of last True-Up Submittal Date, as such amounts may be adjusted by Change Order in accordance with this Agreement.

“Technical Specification” means and refers to Exhibit B attached hereto, and documents specified therein that define the requirements and scope of the Work.

“Total Construction Cost” means the sum of (i) the Payment Amount; plus (ii) costs incurred by Owners that are chargeable against the Target Price pursuant to this Agreement; plus (iii) if the Total Construction Cost exceeds the Target Price, amounts included in Applications For Payment for which Contractor would have been entitled to be paid but for the fact that the Total Construction Cost exceeds the Target Price.

“Total Cost” means, in the event of a termination of this Agreement for a Contractor Default, the sum of (i) all Cost Reimbursable Portion payments made to Contractor; (ii) all Fixed Portion payments made to Contractor; and (iii) all costs expended by Owners to complete the Work.

“True-Up Submittal Date” has the meaning specified in Section 8.4.

“Turnover Acknowledgment” has the meaning set forth in Section 6.3.2.

“Unit” means the existing coal-fired unit operating on the Big Stone Site that is commonly identified as Big Stone Plant Unit 1.

“Warranty Period” means the period described in Section 13.2, as it may be extended in accordance with this Agreement.

“Work” means all of the work, services, Contractor Supplied Materials and Equipment, Consumables, and Construction Aids to be performed, provided, or installed by Contractor in accordance with this Agreement, including all Job Site preparation, Design, reconditioning, procurement, transportation, expediting, construction, training, start-up, commissioning, testing, clean-up and waste disposal, and other services or items that are necessary or appropriate to complete the Work, achieve Final Completion and fulfill Contractor’s obligations during the Warranty Period, in accordance with this Agreement.

1.2          Contract Interpretation.  In this Agreement, unless the context otherwise requires:

(i)	the singular includes the plural and vice versa;

(ii)	reference to any Person includes such Person’s successors and assigns, to the extent that such successors and assigns are permitted by this Agreement;

(iii)
reference to any agreement (including this Agreement), document, insurance policy or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(iv)	any accounting term used and not otherwise defined in the Agreement has the meaning assigned to such term in accordance with generally accepted accounting principles consistently applied;

(v)
“including” (and “include”) means (a) including without limiting the generality of any description preceding such term and (b) with respect to any description following such term, means “including, without limitation” or “including, but not limited to”;

(vi)	reference to Applicable Law means Applicable Law as amended, modified, codified, or reenacted, in whole or in part, and in effect from time to time;

(vii)
when applied to Contractor Supplied Materials and Equipment, or Systems, “furnish,” “provide” or words of similar import means to secure, pay for, deliver to the Job Site (or other portions of the Big Stone Site, as appropriate), unload, inspect and uncrate, store per manufacturer’s recommendations and any other services or activities appropriate to that portion of the Work;

(viii)
when applied to Contractor Supplied Materials and Equipment, or Systems, “install” or “installation” or words of similar import mean to assemble, place in position, incorporate, adjust, clean, make fit for use and any other services or activities appropriate to that portion of the Work;

(ix)
unless the context specifically requires otherwise, the terms “approval,” “consent,” “accept,” “acceptance,” “authorization,” and terms of similar import shall be deemed to be followed by the phrase “which shall not be unreasonably withheld, unreasonably conditioned or unreasonably delayed”;

(x)	the words “shall” and “will” have equal force and effect;

(xi)	the words “herein,” “hereof,” or “hereunder” or similar terms refer to this Agreement as a whole and not to any specific section or article;

(xii)	the table of contents and article, section and exhibit titles and similar headings are inserted for convenience only and are not be used for the purposes of construing or interpreting this Agreement;

(xiii)
the Work is intended to be a term that encompasses all of the necessary performance obligations of Contractor.  Any listing of types of work such as “construct,” “erect,” “check” or “align” is not meant to be exclusive in the context of this Agreement or exclude similar or other services or activities appropriate to that portion of the Work;

(xiv)
words and abbreviations not defined in this Agreement which have well known technical or design, engineering or construction industry meanings are used in this Agreement in accordance with such recognized meanings;

(xv)	all documentation to be supplied under this Agreement shall be provided in the English language;

(xvi)	all dimensions must be specified in the U.S. customary system; and

(xvii)	payments under this Agreement which are due must be made exclusively in United States dollars.

1.3          Owners’ Agent.  The Parties acknowledge that Otter Tail is the authorized agent of Owners for the purpose of administering this Agreement and managing the performance of Owners’ rights and obligations under this Agreement; provided, however, each Owner retains its right to audit Records and to inspect or witness events for the purpose of monitoring its interest in this Agreement.  The acts and omissions of Otter Tail are the responsibility of Owners and Contractor shall not have recourse under this Agreement against Otter Tail, in its capacity as Owners’ agent hereunder.  Contractor further acknowledges that (i) it will accept the acts and directions of Otter Tail as the acts and directions of Owners, (ii) it will render performance to Otter Tail, as agent for Owners, (iii) only Otter Tail has the power and authority to direct Contractor and/or enter into any modification, in each case unless and until notified in a writing signed by Otter Tail.

1.4           Owners’ Liability Several.  The liability of each of the Owners under this Agreement shall be several, and not joint, in accordance with such entities’ pro-rata percentage interest in the Unit.  Owners are not partners or joint venturers and this Agreement shall not be interpreted to impose any liability attributable to such a relationship upon Owners.

1.5           Inclusion; Order of Precedence.  The Body of this Agreement and the Exhibits hereto are to be considered complementary and what is required by one will be binding as if required by all.  In addition, the Work includes all that should be properly included and all that would be customarily included within the general scope and magnitude of the Work.  The failure to specifically list a requirement in one document, once such requirement is specifically listed in another, does not imply the inapplicability of such requirement and Contractor shall provide or perform, as appropriate, as part of this Agreement all Work or items required to conform to the Technical Specification, the other Exhibits and the standards herein contained.  In the event of a conflict between the Body of this Agreement and the Exhibits, the Body of this Agreement governs.  In the event of a conflict in an Exhibit or between or among Exhibits, the requirement most favorable to Owners will take precedence, except as may be otherwise determined by Owners.  Each Modification will take precedence over that part of this Agreement (including, as applicable, any prior Modification) which it supersedes.

ARTICLE 2

EFFECTIVENESS

2.1          Effectiveness; Notice to Proceed.

2.1.1        Effectiveness.  This Agreement shall be effective and the Parties shall be bound by the conditions applicable to their conduct upon execution of this Agreement.

2.1.2        Notice to Proceed.  Owners are entitled to issue the Notice to Proceed to Contractor any time on or after the Effective Date.  If Owners fail to give the Notice to Proceed on or prior to March 1, 2013, this Agreement will terminate and neither Party will be liable to the other under this Agreement.  Upon receipt of the Notice to Proceed, Contractor agrees to commence the Work.  Contractor agrees to acknowledge its receipt of the Notice to Proceed by countersigning it and returning such acknowledged copy to Owners on the date the Notice to Proceed is received by Contractor.  Execution of the Notice to Proceed by each Party indicates that the conditions precedent to such Party’s obligations have been satisfied or waived.

2.2           Conditions Precedent to Obligations.

2.2.1        Owners’ Conditions.  The issuance of the Notice to Proceed by Owners is subject to the satisfaction or written waiver by Owners of the conditions precedent set forth below:

(i)	Contractor shall have advised Owners in writing that as of the Effective Date there exist no grounds on which a claim by Contractor pursuant to Article 9 or Section 10.2 may be based;

(ii)	Contractor shall have delivered the Payment and Performance Bonds as required by Section 25.13;

(iii)	Contractor shall have provided to Owners copies of insurance policies and certificates required to be obtained by Contractor in accordance with Exhibit I, Part A;

(iv)
Contractor shall have delivered the Project Schedule in no less than a Level 3 Primavera® P6 format, with a fully logic-tied schedule showing engineering, procurement, and construction developed and resource-loaded; and

(v)
Owners shall have received all necessary information from Contractor to allow Owners to have submitted all necessary filings to Governmental Authorities that are required prior to the commencement of construction.

2.2.2        Contractor Conditions.  Contractor’s obligations to commence the Work in its entirety and to acknowledge the Agreement are subject to the satisfaction or written waiver by Contractor of the condition precedent set forth below:

(i)	Owners shall have delivered the Emergency Notification List and the Notice to Proceed to Contractor.

ARTICLE 3

GENERAL PROVISIONS

3.1           Intent of Contract Documents.  It is the intent of the Parties that this Agreement be a cost reimbursable contract with a Target Price and Project Schedule which will not be increased or lengthened, except in accordance with Article 10.

3.2           Independent Contractor.  Contractor will perform and execute the provisions of this Agreement as an independent contractor to Owners.  Contractor is not and may not act as an agent of Owners for any purpose or reason whatsoever.

3.3           Subcontracting.  Subject to Section 3.4, Contractor may have portions of the Work performed by Subcontractors, including entities related to or affiliated with Contractor; provided, however, Contractor may not subcontract all or substantially all of the Work.  Owners shall have the right of approval of all Subcontractors and their respective subcontracts.  No contractual relationship will exist between Owners and any Subcontractor with respect to the Work to be performed hereunder, except pursuant to Sections 3.6 and 13.4.  Notwithstanding any provision of this Agreement or whether any provision specifically refers to Contractor’s Subcontractors, Contractor will be fully liable for all acts, omissions, failures or faults of any Subcontractor and any other Person for whom Contractor or its Subcontractors are responsible) as fully as if they were the acts, omissions, failures or faults of Contractor.  Contractor will require its Subcontractors to provide or perform their portion of the Work in a manner applicable to the performance of Contractor’s obligations under this Agreement.  If any Subcontractor fails to perform any portion of the Work as such Work is required to be performed in accordance with this Agreement, Contractor is responsible therefor and hereby binds itself to promptly and diligently correct such failure in accordance with this Agreement, at no cost or expense to Owners.  The exercise of the right to subcontract will not in any way increase the cost, expense, or liability of Owners hereunder.  Contractor shall require any Subcontractor to perform its portion of the Work: (i) under Contractor’s supervision and (ii) in accordance with the requirements of this Agreement.  Contractor shall bind all Major Subcontractors to terms that protect Owners’ rights and benefits hereunder and are otherwise not in conflict with the provisions of this Agreement applicable to the subcontracted Work (including the provision of Contractor Supplied Materials and Equipment).

3.4          Specified Equipment Subcontractors.  For those items of Contractor Supplied Materials and Equipment specified in Exhibit B, Contractor will only use the services of, or procure Contractor Supplied Materials and Equipment from those Subcontractors listed under the headings specified in Exhibit B.  Contractor will be responsible for the negotiation of the terms and conditions of any purchase orders or subcontracts entered into with such identified Subcontractors (including cost, performance guarantees and equipment warrantees), and, subject to Section 8.6.3, it will enter into written purchase orders and/or subcontracts in its own name directly with such Subcontractors, it being the intent of the Parties that such Subcontractors will be subcontractors of Contractor and not of Owners.  Operability, maintainability, reliability, quality, and compatibility with Equipment, Materials, and Consumables utilized in the Existing Facilities must be material selection factors in Contractor’s procurement decisions.  Contractor agrees that before submitting specifications for bids to Major Subcontractors it will give Owners a reasonable opportunity to comment on such specifications and Owners agree that if they wish to comment, Owners will submit such comments within the time period specified for that item in Exhibit B and if not so specified, within fifteen (15) Days after delivery of the specifications to Owners; provided, however, if the last day of such period is not a Business Day, the period will be extended to and until the next Business Day.  Notwithstanding Owners’ right to review and comment in accordance with this Section 3.4, no such review or comment will relieve Contractor or otherwise serve as a defense to Contractor’s full performance of its obligations hereunder.

3.5           Certain Provisions in Subcontracts.  All subcontracts or other arrangements with a Major Subcontractor must contain provisions, which Contractor may not waive, release, modify, or impair: (i) giving Contractor an unrestricted right, without the consent of the Subcontractor, to assign and thereafter reassign the relevant subcontract and any or all benefits, interests, rights and causes of action arising under it to Owners and/or their designees (and such assignment right will be assigned as part of such assignment); (ii) complying with the provisions of Section 20.4; (iii) authorizing either Owners or Contractor to enforce guarantees and warranties; (iv) requiring Subcontractors that will have a presence on the Big Stone Site to comply with the plan provided for in Section 14.1 of this Agreement; (v) indemnifying Owners on the terms and conditions set forth in Section 20.1; (vi) incorporating Section 16.3; and (vii) causing any Subcontractor that supplies: (a) Contractor Supplied Materials and Equipment having a value equal to or greater than [**] Dollars ($[**]); (b) fabricated structural steel; (c) fabricated piping; or (d) fabricated grating, to segregate such Contractor Supplied Materials and Equipment at their facilities and identify such Contractor Supplied Materials and Equipment as Owners’ property as necessary under Applicable Law to obtain and maintain Owners’ title thereto.  Contractor shall notify Owners prior to entering into any subcontract(s) or other arrangements with a Subcontractor and shall provide Owners with an electronic copy of such subcontracts and all change orders and amendments thereto.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

3.6           Assignment of Subcontracts.  Contractor shall, if so requested by Owners after termination of Contractor pursuant to Article 24 or the expiration of the Warranty Period, as it may be extended, assign:  (i) any subcontract with a Subcontractor together with any retainage, guaranty, letter of credit or other security provided by such Subcontractor for such Subcontractor’s obligations and/or (ii) the benefits of any remaining Subcontractor warranty to Owners or their Affiliates, which assignment must not require the consent of the Subcontractor.

3.7           Subcontracts.  All subcontracts with Subcontractors shall provide that title, if applicable, will be transferred in the name of Owners in accordance with Section 22.1.  Each such subcontract shall limit recourse exclusively to Contractor, except upon the assignment of such subcontract in accordance with Section 3.6.  Subcontracts shall allow for suspension of all or a portion of the Work to be performed thereunder and shall be terminable for cause or convenience pursuant to a termination payment schedule.

ARTICLE 4

CONTRACTOR’S RESPONSIBILITIES

4.1           The Work.  Contractor hereby covenants and agrees that it shall continuously and diligently provide, perform, install, and complete the Work and its other obligations hereunder in accordance with Project Requirements and the Project Schedule.  Contractor further covenants and agrees that it shall procure, provide and pay for all Contractor Supplied Materials and Equipment, Consumables (other than Consumables to be provided by Owners pursuant to Section 5.3), Construction Aids, and other items or services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated into the Work, including all installation, construction services, Design, drafting and procurement, all administration, reporting, expediting, inspection, testing, training, scheduling, and coordination; all start-up, commissioning and testing services; all labor (skilled and unskilled); all insurance to be provided by Contractor as set forth in Exhibit I; Permits and inspections required to be supplied by Contractor under this Agreement; all tools, machinery, storage, and transportation and all other facilities and services necessary to provide and complete the Work in accordance with Exhibit B and this Agreement, it being understood that to the extent Exhibit B does not expressly delineate an aspect of the Work the Parties intend that the Work be completed consistent with the Plans and Professional Standards.  Contractor shall order, expedite, receive, furnish, handle, transport, inspect, store, maintain and install Contractor Supplied Materials and Equipment, and Consumables, and shall receive, handle, inspect, store, maintain and install all Owners Provided Items delivered to Contractor, in accordance with vendor/manufacturer requirements and, in the absence thereof, in accordance with Professional Standards.  Contractor shall have care, custody and control of Owners Provided Items from and after delivery to the Job Site until the earlier of Substantial Completion or Early Operation.  Contractor will perform all managerial, supervisory, and administrative services that may be necessary to ensure the proper and timely completion of all such activities which form a part of the Work.  As such, Contractor agrees that Contractor shall be ultimately responsible for the proper and timely completion of the entirety of the Work in accordance with this Agreement, whether performed by Contractor or by any Subcontractor.

4.2           Sufficient Personnel.  Contractor shall, at all times during the term of this Agreement, employ a sufficient number of qualified supervisory personnel, craft persons, and other persons, so that the Work and the other obligations to be performed by Contractor hereunder are completed in an efficient, prompt, economical, and professional manner.  Without in any way limiting the foregoing, such personnel must include sufficient qualified buyers, inspectors, and expediters necessary to provide Contractor Supplied Materials and Equipment, and Consumables in a timely manner consistent with the Project Schedule.  Whenever required by Applicable Law, professional engineers licensed in the State of South Dakota will perform any Design services required to be performed as part of the Work and, to the extent required by Applicable Law, stamp drawings and Design Documents produced by Contractor.  Other portions of the Work shall be performed by properly licensed personnel as required by Applicable Law and Professional Standards.  Contractor shall also provide all construction and technical services, supervision, and craft personnel as required for system adjustments during start-up, commissioning, and testing.  During start-up, testing or the operation of the Work until Substantial Completion, Contractor shall maintain qualified personnel available to the Job Site twenty-four (24) hours a Day to advise Owners’ operators regarding operation and maintenance of the Work.

4.3           Labor Matters.

4.3.1        Labor Peace.  Contractor shall be responsible for labor peace on the Job Site among its employees and/or those of its Subcontractors and will assist Owners in maintaining labor harmony on the Big Stone Site.  Contractor shall reasonably support Owners’ efforts to maintain good labor relations with local labor organizations.  Contractor shall at all times exert its best efforts and judgment as an experienced contractor to adopt and implement policies and practices designed to avoid work stoppages, slowdowns, disputes, or strikes by its personnel, when reasonably possible and practical under the circumstances, and shall at all times comply with the Site Work Rules set forth in Exhibit S-5.  Contractor shall advise Owners promptly, in writing, of any actual, anticipated, or threatened labor dispute of which it is aware, that might affect the completion of the Work by Contractor or by any of its Subcontractors in accordance with the Project Schedule.

4.3.2        Verification of Employment Eligibility.  Contractor shall comply with the Immigration Reform and Control Act of 1986.

4.4          Discipline and Protection.  Contractor shall enforce strict discipline and good order among Contractor’s employees, Subcontractors’ employees, and any other Persons carrying out portions of the Work on the Big Stone Site and provide for the protection and maintenance of the Work and of all Persons and property related thereto.  Contractor shall at all times take all necessary precautions to prevent any unlawful or disorderly conduct by or amongst its employees and those employees of Subcontractors and for the preservation of peace and protection of individuals and property on, or in the vicinity of, the Big Stone Site.  Contractor shall not permit the employment of unfit individuals or individuals not skilled in tasks assigned to them.  Contractor understands the importance of maintaining good relations with the community in which the Existing Facilities are located and shall emphasize the importance of good community relations to its employees and other Persons under its supervision on the Job Site.

4.5           Supervision.  Contractor shall supervise, coordinate, and direct the Work, using Contractor’s best skill, judgment, and attention.  Contractor is responsible for the conduct of Persons under its supervision.

4.6          Contractor’s Key Personnel.  Exhibit K contains a list of Contractor’s key personnel who will be responsible for supervising the performance of Contractor’s obligations hereunder.  Such list includes the designation of Contractor’s principal representative (the “Contractor’s Representative”), who will be Contractor’s authorized representative having the responsibility and authority to direct and manage the Work, administer this Agreement, serve as Contractor’s primary point of contact from and with Owners and be authorized to make decisions related to the Work and bind Contractor.  Contractor recognizes that a good working relationship must exist between its key personnel and Owners.  Owners have the right to request replacement of key personnel upon reasonable written notice after having given Contractor a reasonable opportunity (not to exceed ten (10) Days) to rectify the situation leading to such request.  Upon the expiration of such period, if Owners remain unsatisfied, Contractor shall promptly effect such replacement.  Contractor shall not relocate any of Contractor’s Key Personnel to another project without Owners’ prior written consent.  Any replacement of key personnel will be subject to the prior written approval of Owners.  Contractor’s Representative shall act as Contractor’s liaison with Owners.

4.7           Design and Engineering.

4.7.1                      Design Requirements.  Contractor shall engage all supervisors, engineers, designers, draftsmen, Subcontractors, and others necessary for the Design of such portions of the Work as are required by Exhibit B to be performed by Contractor and the preparation of all drawings, specifications, calculations, plans, reports and other Design documentation (including all media) for such portion of the Work (collectively the “Design Documents”).  Contractor shall Design such portions of the Work in accordance with Project Requirements.  During performance of the Work, Contractor shall upload to and maintain the Design Documents on a web-based database as and when such Design Documents (or iterations thereof) are completed or revised and Owners shall have unlimited access (including download capability) to the Design Documents on such web-based database.  Contractor will provide hard-copy Design Documents upon request.

4.7.2                      Reviews and Hold Points.  Design Documents will be available to Owners electronically in an agreed format and in hard copy.  Owners will be entitled, but not obligated, to review and comment upon the Design Documents and other required submittals in accordance with Exhibit B prior to Contractor commencing with any subsequent phase of the Work related to such Design Documents or submittals.  Owners’ comments, if any, will be provided in accordance with Exhibit B.  Contractor shall not proceed further with Design Documents and submittals that are designated as Hold Points until Contractor has either received Owners’ comments thereon or the time for comment as set forth in Exhibit B has elapsed.  Contractor shall give due consideration to Owners’ comments in the final version of the Design Documents or submittals.  Design Documents that are required to be certified or under seal must be certified or sealed by professional engineers, licensed and qualified to perform engineering services in the State of South Dakota.  In no event will any review, comment, or approval of Owners, or acceptance or acknowledgment of any of the Work, in any way, relieve Contractor of any of its guarantees or obligations hereunder, including its full responsibility for errors and omissions, confirming all quantities, selection of fabrication processes, construction techniques, the accuracy of the dimensions, details and the quality of its instruments of service prepared in connection with the Work as well as its responsibility for the quality, integrity, safety, and timely performance of the Work.

4.8          Quality Control.  Contractor shall develop, implement, and maintain a quality assurance plan for the Work which must include:  quality assurance; management and control of the Design, engineering, construction, procurement, and supply services; and management and control of Subcontractors and their subcontracts.  Such plan must be designed to meet Project Requirements, as provided in accordance with Exhibit B, including Section 014500 of Exhibit B.  Contractor shall diligently revise the plan as necessary to obtain Owners’ approval.  Contractor shall also require Major Subcontractors to establish, implement, and maintain comparable quality control and safety programs with respect to their respective portions of the Work.  Compliance with the quality assurance plan will not relieve Contractor of any duty, obligation or responsibility under this Agreement.

4.9          Materials from Outside the U.S.A.  Materials and/or products that are sourced, milled or fabricated outside of the U.S.A. to U.S. Codes and Standards or other recognized codes and standards may be acceptable; however, it will be Contractor’s obligation to demonstrate, at its cost, that such foreign material and/or products meet the quality requirements of the specified U.S. Codes and Standards.  This demonstration may include additional quality surveillance, testing (both non-destructive and destructive), and certification by U.S. testing agencies.  Contractor shall identify in its proposal all foreign material supply sources and all foreign fabrication facilities on which its pricing is based and the means to assure that such material and/or product meets specification. These quality requirements apply to all materials and fabricated products to be incorporated into the Work.  Owners and Owners’ Engineer will monitor Contractor’s compliance with these quality requirements to the level appropriate to the criticality of the material or product.  Items shall not be sourced from the Peoples Republic of China without Owners’ prior written consent.

4.10        Training.  Contractor shall develop and implement a program to adequately instruct and train personnel made available by Owners in accordance with the provisions of Section 017900 of Exhibit B.  Notwithstanding any other provision of this Agreement, training materials do not constitute Confidential Information.  In addition to the training materials to be provided by Contractor, Contractor grants Owners the right to record all such training sessions and replay or otherwise provide such recordings for retraining or training of others.  Contractor shall provide technical assistance to Owners’ operating personnel in connection with the development of training procedures.

4.11           Certain Contractor-Provided Items.  Contractor shall obtain and provide for all utilities (not provided or paid for by Owners pursuant to Section 5.3) required prior to the earlier of Substantial Completion or Early Operation, including telephone service, Internet service, water, Consumables, sanitary facilities, and waste and sewage disposal, including sanitary sewage, and wastewater disposal.  Contractor shall provide its own information technology and telecommunications, cable, or satellite communications.  Contractor shall be responsible for providing a first fill of all Consumables as well as refills and replacements during the period prior to the earlier of Substantial Completion or Early Operation.  Contractor shall use its best efforts to use the same products for Consumables that are used by Owners in the Existing Facilities.

4.12           Subcontractor Presence.  Contractor shall obtain Owners prior approval prior to bringing any Equipment Subcontractor representative on site, and Owners approval will not be unreasonably withheld.  Contractor shall be responsible for notifying any Equipment Subcontractor representative that it deems necessary to be present: (i) at any of the training sessions; (ii) for erection supervision; or (iii) for commissioning.  The Contractor shall provide each Equipment Subcontractor representative with site orientation and safety training prior to granting site access without an escort.

4.13           Current Records; As-Built Drawings.  Contractor (and its Subcontractors) shall maintain in good order at the Job Site at least one (1) record copy of the Plans and Design Documents, marked currently to record changes made during construction, a copy of this Agreement and Modifications thereto, one record copy of approved shop drawings, product dates, samples and other submittals required by Contractor, all of which will be available to Owners for inspection and use at all times.  Prior to and as a condition of Final Completion, the As-Built Drawings shall be delivered by Contractor to Owners, as well as a set of reproducible record drawings (in native and other formats requested by Owners) showing all changes made during construction to the Plans, Design Documents, and to the drawings of the Existing Facilities.  From and after Contractor’s mobilization to the Job Site, Contractor shall prepare and display for Owners’ benefit on the Job Site a visual depiction, in a storyboard format reasonably acceptable to Owners, of the Work to be performed during the current month and the following month.

4.14           Transportation Costs.  Contractor shall arrange for all transportation, freight, storage, and transfer costs (including duties and similar charges) of every kind and nature in connection with the Work.

4.15           Operating and Maintenance Manuals.  Contractor shall prepare and provide to Owners the Operating and Maintenance Manuals in accordance with the requirements of Section 017823 of Exhibit B.

4.16           Control of Work.  Consistent with the terms of this Agreement, Contractor shall be responsible for all construction means, methods, techniques, sequences, procedures, quality assurance, and quality control programs in connection with the performance of the Work.

4.17          Emergency Response.  Contractor is responsible for developing an emergency response plan for use in connection with emergency situations that may occur on the Big Stone Site and arise out of its performance of (or failure to perform) the Work.  If such an emergency situation occurs, Contractor may not rely on the services of emergency response teams of Owners and shall put its emergency response plan into effect and take such other actions as are necessary to stabilize and ameliorate the situation.  Immediately upon the occurrence of an emergency endangering public health or safety, including environmental harm or material damage to property, Contractor shall: (i) without limiting its other reporting obligations to Owners hereunder, immediately orally notify an individual on the Emergency Notification List provided by Owners; (ii) implement its emergency response plan; and (iii) cooperate with Owners by providing information, documentation, and reports as may be appropriate such that (a) Owners can fulfill all reporting obligations required by Applicable Law and (b) both Parties can implement procedures appropriate to avoiding a repetition of such occurrence.  Contractor shall not contact 911 emergency responders unless the contacted individual on the Emergency Notification List directs Contractor to do so.

4.18          Local Conditions and Transportation.

  4.18.1        Local Conditions.  Information on local conditions in the vicinity of the Big Stone Site, the Job Site and the Unit furnished by Owners in specifications, drawings or otherwise is made without representation or warranty of any nature by Owners, is not guaranteed by Owners, and is furnished solely for the convenience of Contractor. Contractor represents that it has taken steps necessary to examine and ascertain the nature and location of all visible conditions relevant to the Work and its surroundings, and that it has investigated and satisfied itself as to all reasonably observable and accessible general and local conditions that can affect the Work or the Unit as part of the Work, the Job Site, the Big Stone Site, or the performance of the Work, including: (i) conditions bearing upon access, egress, waste and water disposal, handling requirements, laydown, parking, and storage; (ii) the availability, nature, and conditions pertaining to water, electric power, the Internet, other utilities, and roads; (iii) uncertainties of weather or other physical conditions at the Job Site, the Big Stone Site, and the proximate area; (iv) the character of Construction Aids, Contractor Supplied Materials and Equipment or other facilities needed preliminary to and during the performance of the Work; (v) the condition of the Existing Facilities that were visible and accessible prior to the Effective Date; and (vi) the proximity of the Existing Facilities, local residences, and businesses.

  4.18.2        Transportation.  Contractor has assessed and taken into account the circumstances affecting the transportation and delivery of Contractor Supplied Materials and Equipment, Consumables, and Construction Aids to the Job Site.

  4.18.3        Responsibility.  Any failure by Contractor to take the actions described in this Section 4.18 will not relieve Contractor from responsibility for estimating properly the difficulty, time, and cost of successfully performing the Work, or for proceeding to successfully perform the Work. Contractor represents that all costs for addressing Local Conditions and Transportation issues described above are included in the Fixed Portion or Cost Reimbursable Portion of the Target Price.

4.19          Big Stone Site Conditions.

  4.19.1     General.  Contractor has inspected the Job Site, the other portions of the Big Stone Site on which Work is to occur, the Existing Facilities, and surrounding locations and has had an opportunity to conduct such tests as it may desire, with the exception of testing for subsurface conditions.  Contractor has reviewed the information provided by or on behalf of Owners, copies of which are attached hereto in Exhibit S-4, and the Existing Facilities, to the extent it deems necessary for its purposes.  Contractor further understands the scope of construction activity that is and will be undertaken on the Big Stone Site during the term of this Agreement and has taken the inherent constraints associated therewith into account except as otherwise provided in this Section 4.19.

  4.19.2     Relief for Changed Conditions.  Information provided to Contractor concerning the Job Site, other portions of the Big Stone Site, the Existing Facilities or surrounding areas, including the information provided in Exhibit S-4, specifications, or otherwise is made without representation or warranty of any kind or nature.  Such information is not warranted by Owners to be accurate, complete, or otherwise suitable or sufficient for Contractor’s purposes and is provided solely as a convenience to Contractor.  Notwithstanding the foregoing, Contractor shall be entitled to relief with respect to subsurface Job Site conditions and the condition of the Existing Facilities pursuant to Articles 9 and 10 under the following circumstances:

(i)
If the physical condition of portions of the Unit (including to the extent provided in Section 19.1.3), were not visible or made accessible to Contractor for inspection prior to the Effective Date and the actual conditions discovered by Contractor are inconsistent with the information provided to Contractor or conditions a prudent contractor would have expected to find given the age, use, and ambient conditions applicable to the Unit; and such difference in condition has a material adverse impact on Contractor, Contractor will be entitled to a Change Order on account thereof equitably adjusting the Target Price.

(ii)
If the physical condition of those portions of the Unit (including to the extent provided in Section 19.1.3), to which the Work must be Connected (e.g., ductwork) were not visible and accessible to Contractor prior to the Effective Date and the actual conditions discovered by Contractor are inconsistent with conditions a prudent contractor would have expected to find given the age, use, and ambient conditions applicable to the Unit; and such difference in condition has a material adverse impact on Contractor, Contractor will be entitled to a Change Order on account thereof equitably adjusting the Target Price.

4.19.3     Transportation of Workers.  Contractor acknowledges that craft and other individuals that are to be present on the Big Stone Site for the performance of all or any portion of the Work may be required to park at a remote location on the Big Stone Site and on other portions of the Big Stone Site.  Contractor shall provide transportation within the Big Stone Site for such individuals as necessary.

4.19.4     Hazardous Substances.  Notwithstanding the foregoing, the discovery of Owners Hazardous Substances at the Job Site will be handled as provided in Article 19.

4.20        Witnessing and Inspection Rights.  Owners and their employees, agents, representatives, and invitees are hereby granted access by Contractor to the Work (including the Design Documents) at all times so as to enable them to witness and inspect the Work, including inspection at the point of fabrication, sub-assembly, preparation for shipment or elsewhere.  Contractor shall cooperate with Owners in scheduling visits to Subcontractor factories or sub-assembly locations for such Persons for purposes of inspecting the Work.  Owners have the right to reject any portion of the Work that does not comply with Project Requirements.  Contractor shall also afford Owners with the opportunity to witness the events, including Hold Points, set forth in Exhibit B and such other events as to which Owners give Contractor notice.  Contractor shall provide written notice to Owners of all events Owners are entitled to witness pursuant to the terms of its agreements with Major Subcontractors promptly upon execution of such agreements.  Contractor shall provide Owners with reasonable notice (but not less than fifteen (15) Days in each instance) of the schedule of the occurrence of all such events and with reasonable advance notice of any rescheduling of all such events.  Contractor shall cause such events to appear on the Project Schedule.

4.21        Use of Site.  Contractor will have access to the Job Site as provided in Section 5.5.1.  Access to other portions of the Big Stone Site on which Work is to be performed, will be on an as-needed basis as requested by Contractor sufficiently in advance of such needs to allow Owners to schedule such activities without adversely impacting the operations of any of the Existing Facilities.  Contractor shall be entitled to utilize the internal roadways of the Big Stone Site as indicated in Exhibit S-2.  Such use is not exclusive and must not interfere with the ongoing operations of the Existing Facilities or other construction activities affecting Existing Facilities or than the Unit.  Any use of such roadways that could result in such interference shall be subject to the prior written approval of Owners.  Contractor shall confine its operations at the Job Site to areas permitted by Applicable Law and this Agreement and, with respect to the Existing Facilities or other areas of the Big Stone Site where Work is to be performed, the instructions of Owners.  Notwithstanding anything in this Agreement to the contrary, Contractor may not interfere with the conduct of the Existing Facilities (including deliveries thereto) or any business operating adjacent to or in close proximity to the Big Stone Site.  Contractor shall coordinate the performance of the Work with the requirements and business operations of the Existing Facilities and construction activities related thereto.  Contractor shall prepare a Job Site coordination plan to be delivered to Owners no later than thirty days following the Effective Date, setting forth the procedures and guidelines to be implemented by Contractor, its Subcontractors, and Owners to maximize site coordination and minimize the likelihood of interference and any adverse effect therefrom on the operations of the Existing Facilities.  Owners will be entitled to review and comment on such plan and any such comments shall be incorporated into the final version of such plan.  Contractor shall also implement and enforce rules necessary for safe, efficient, and proper prosecution of the Work.  At a minimum, Contractor, its Subcontractors, and their respective employees and invitees shall be subject to and shall strictly comply with the health, safety, and environmental protection procedures and regulations established by Owners, including the procedures and regulations set forth in Exhibit H, as they may be changed from time to time in the sole discretion of Owners.  Owners shall provide written notice to Contractor of any such changes.  Failure to strictly comply with the requirements of Exhibit H shall be grounds for removal from the Job Site, the Big Stone Site or the Existing Facilities, at the sole discretion of Owners, and any adverse consequence thereof shall be borne by Contractor.  In addition, Contractor shall:

(i)
use, and shall cause all Subcontractors and their respective employees to use, only such gate(s) for access to the Job Site, as identified in Exhibit S-1, except as otherwise designated by Owners.  All Contractor Supplied Materials and Equipment, Consumables, and Construction Aids must be received, stored and routed, and all waste and demolition debris shall be routed and stockpiled in strict accordance with the Job Site coordination plan prepared by Contractor and approved by Owners, as described above;

(ii)
be responsible for the security of the Work and the Job Site until the earlier of Substantial Completion or Early Operation, it being acknowledged by Contractor that neither Contractor nor its Subcontractors are entitled to rely on any security measures or procedures in place at the Big Stone Site for the protection of individuals or property;

(iii)
within thirty days following the Effective Date, Contractor shall develop and provide to Owners a temporary facilities plan.  Within fifteen (15) Days (provided, however, if the last day of such period is not a Business Day, the period will be extended to and until the next Business Day) of its receipt of the plan, Owners will provide their comments to Contractor.  Contractor shall incorporate Owners’ comments into a final version of such plan and revise the plan, as necessary, and issue the final version within fifteen (15) Days (provided, however, if the last day of such period is not a Business Day, the period will be extended to and until the next Business Day) of receipt of Owners’ comments.  Thereafter, Contractor shall implement the provisions of the plan, confine temporary structures, machinery, and other property of Contractor (and its Subcontractors), and the storage of Contractor Supplied Materials and Equipment, Consumables, and Construction Aids to the laydown or other areas more specifically identified in Exhibit S-2, or otherwise provided in the plan, permitted by Applicable Law, by this Agreement and by Owners.  Temporary structures shall be neat in appearance, must not constitute a fire or any other safety hazard and must be properly maintained;

(iv)
obtain approval from the Owners Representative prior to performing any Work on the Big Stone Site that is not wholly within the Job Site.  Requests for a work permit shall be made in writing to Owners within a reasonable time prior to the need therefor.  Contractor understands that it must consult with Owners Representative to assure that operation of the Existing Facilities will not be interrupted by the Work to be performed and that decisions made by the Owners Representative hereunder will be based upon the operating and maintenance requirements of the Existing Facilities.  Contractor further understands that certain activities associated with the Work will require advance notice or approval of Owners, and may including submission and approval of forms completed by Contractor.  If any such forms are required they will be provided by Owners and must be completed and submitted to the Owners Representative a reasonable time prior to the time Contractor needs to conduct the subject activity;

(v)
except as expressly permitted with the prior written consent of Owners, not deliver any Contractor Supplied Materials and Equipment or perform any Work that would be considered “heavy construction” except during the hours of 6 a.m. to 7 p.m. on Business Days.  Contractor shall strictly comply with all applicable sound regulations or restrictions imposed by Applicable Law on the construction activity related to the Work;

(vi)
within thirty days following the Effective Date, Contractor shall provide to Owners a construction environmental control plan in connection with the Work for the purpose of properly managing the sediment control, erosion, fugitive dust, noise, and other adverse environmental impacts of construction, all in conformance with the Project Requirements.  Within fifteen (15) Days (provided, however, if the last day of such period is not a Business Day, the period will be extended to and until the next Business Day) of receipt of the plan, Owners shall provide comments to Contractor and Contractor shall incorporate Owners’ comments into the final version of such plan.  Thereafter, Contractor shall implement the provisions of the plan;

(vii)
within thirty days following the Effective Date, Contractor shall provide to Owners a Hazardous Substances management plan (“Hazardous Substances Management Plan”) that it will vigilantly implement during performance of the Work on any portion of the Big Stone Site.  Such plan, at a minimum, must incorporate the Big Stone Plant Station policies and procedures and require Contractor to cooperate and coordinate with Owners.  Within fifteen (15) Days (provided, however, if the last day of such period is not a Business Day, the period will be extended to and until the next Business Day) of receipt of the plan, Owners shall provide comments to Contractor and Contractor shall incorporate Owners’ comments into the final version of such plan.  Contractor shall implement the provisions of the plan.

4.22          Compliance With Applicable Law.  Contractor shall comply, and shall cause its Subcontractors to comply, with Applicable Law in effect from time to time relating to the Work, and shall give all applicable notices pertaining thereto.  Contractor shall ensure that following the completion of the Work, the Work, when fully completed shall comply with Project Plans and Specifications.

4.23         Permits and Approvals.  Contractor shall secure any and all Permits necessary for the proper execution and completion of the Work, except Owners Permits.  Contractor shall maintain and comply with all Permits and monitor and keep accurate records of the status of all Permits.  Permits obtained by Contractor shall be maintained on the Job Site and copies shall be available to Owners on request.

4.24          Periodic Reports & Meetings.

  4.24.1        Monthly Status Report.  Within ten (10) Days after the end of each calendar month after the Effective Date, Contractor shall prepare and submit to Owners a status report, covering the previous calendar month, that will be prepared in a manner, level of detail, and format acceptable to Owners and that must include: (i) a detailed description of the progress of the Work, including a critical path chart illustrating the progress which has been made together with a comparison against the Project Schedule and an analysis of the Fixed Portion and Cost Reimbursable Portion incurred to date against the Target Price and percent completion; (ii) a statement of any significant issues and trends, including Change Orders that remain unresolved and Contractor’s recommendations for resolution of the same; (iii) an updated report as to Contractor’s adherence to the Project Schedule; (iv) a summary of any significant events that are scheduled or expected to occur in connection with the Work during the following thirty (30) Days; (v) a report on safety program performance and results for the previous month, including statistics, lost time accidents, OSHA recordables and near misses, as well as root causes and corrective actions; and (vi) such additional information reasonably requested by Owners.  Contractor shall also comply with the requirements of Sections 013119 and 013216 of Exhibit B.

  4.24.2       Attendance and Participation.  Until Final Completion, Contractor shall attend and participate in meetings on a daily, weekly, and monthly basis between Contractor and Owners for the purpose of discussing the status of the Work and anticipating and resolving problems.  Such meetings may also include other Persons at the invitation of Owners, such as consultants of Owners; provided, that such Persons execute reasonable and customary agreements to maintain Work-related information on a confidential basis.  Other Persons shall be permitted to attend with the prior consent of Owners.  Contractor shall prepare and distribute notes of monthly meetings.  Publication or distribution of notes of meetings will neither constitute a notice pursuant to Section 25.4 for any purpose under this Agreement nor a permitted basis to assert claims under this Agreement.  No implication whatsoever shall be drawn as consequence of a failure by any Party to comment upon or object to meeting notes prepared or distributed by the other Party.

4.25           Signage.  Contractor shall not display, install, erect, or maintain any advertising or other signage at the Big Stone Site without Owners’ prior written approval, except as may be required by Applicable Law.

4.26          Spare Parts.  Contractor shall provide and properly store and maintain in strict accordance with manufacturer’s requirements all spare parts, including start-up and commissioning spare parts prior to Substantial Completion, in accordance with Project Requirements.  Spare parts must be equivalent or better to and interchangeable with the original parts they are intended to replace.  Such spare parts must be of the same material, of identical manufacture, and must present the same properties as the corresponding parts of the Equipment (except to the extent upgraded by the manufacturer thereof).  Spare parts must be properly treated and packed for prolonged storage, considering Job Site ambient conditions.  All boxes and packing must be labeled, marked and numbered for identification and a detailed packing list shall be provided by Contractor.  Spare parts are to be delivered to storage locations specified by Owners.  Contractor shall implement all necessary precautions for proper storage.  Contractor shall provide spare parts information in a manner fully compatible for downloading into the spare parts monitoring software maintained by Owners.  Contractor shall deliver to Owners all surplus items on the Job Site upon Final Completion.  Contractor shall be entitled to use any spare parts that are acquired by Owners and are then available on the Job Site; provided, that Contractor shall place an order to replace the spare parts it uses immediately and any such parts shall be replaced as soon as possible.  Contractor must provide to Owners a list of strategic and other spare parts that Contractor and its Subcontractors recommend be purchased to maintain reliable operations.  The spare parts list shall identify the price of each such part (which must be valid for no less than twelve (12) months), the OEM and other vendors (“Parts Vendors”), the Parts Vendors’ part name and the Parts Vendors’ part number, expected useful life and typical delivery lead times.  Such list shall be delivered no later than two hundred (200) Days prior to the Guaranteed Substantial Completion Date.  The actual cost of such spare parts will be charged to Owners.  Contractor will cooperate with Owners to determine the best pricing for obtaining spare parts.

4.27           Interference with Traffic.  Contractor shall carry out the Work so as not to damage or interfere with access to, use, or occupation of, public or private roads, footpaths, or other properties, whether in the possession of Owners or of any other Person.  Contractor shall communicate with, and ascertain the requirements of, all Governmental Authorities in relation to access to and egress from the Big Stone Site (and the Job Site) and shall comply with those requirements.  Contractor shall be deemed to have satisfied itself as to and shall be fully responsible for the routing for deliveries of Contractor Supplied Materials and Equipment, Consumables, and Construction Aids, including delivery of heavy, large, or oversize loads to the Big Stone Site or the Job Site, as appropriate.

4.28           Supplies and Facilities.  Contractor shall make available on the Job Site: (i) an adequate supply of potable water and (ii) sanitary facilities, for the benefit of those working on the Job Site.

4.29           Cutting and Patching.  Contractor shall be responsible for all cutting, repairing, fitting, or patching which is required to complete or repair the Work or to make its parts fit together properly.  It is the intent of this Agreement that all areas requiring cutting, fitting, repairing, or patching will be restored to a completely finished equivalent-to-new condition.

4.30           Cleaning Up.  Contractor shall, at all times during the term of this Agreement, keep the Job Site, other portions of the Big Stone Site and surrounding streets (whether public or private), properties, waterways, sidewalks, and other areas free from accumulations of waste materials, rubbish, dirt, debris and other garbage, liquid and non-liquid materials whether spilled, dropped, left behind, discharged, blown out, or leaked during performance of the Work.  Contractor shall maintain its working, storage, laydown, and parking areas in a clean and non-hazardous condition, and shall employ adequate dust control measures.  Contractor shall properly maintain Contractor Supplied Materials and Equipment and Systems containing any Hazardous Substances.  Contractor shall repair (if necessary) damage to roads and other infrastructure (internal, public or private) caused by Contractor’s or its Subcontractor’s use of routes not specified by Owners.  Hazardous Substances, including chemicals used by Contractor or its Subcontractors, must be properly handled and must be properly disposed of off the Big Stone Site.  Prior to Final Completion with respect to the entire Job Site (including laydown, parking, and construction areas), and relating to the Work,  Contractor shall remove all tools, trailers, surplus, waste materials, and rubbish, and shall clean all glass (inside and out), remove all paint spots and other smears, stains or scuff marks, clean all plumbing and lighting fixtures, wash all concrete, tile, and finished floors, and otherwise leave the Job Site and the Big Stone Site where Work was performed neat and clean.  If Contractor fails to take the actions required by this Section 4.30, Owners may do so (or cause it to be done) and the cost thereof will be charged against the Target Price.

4.31          Waste Disposal.  Contractor is responsible for disposal of all wastes it or its Subcontractors produce or create during the performance of the Work, including Contractor Hazardous Substances, waste water, sanitary wastes, demolition debris, construction debris, spoil, surplus excavation material, office wastes, and wastes related to preparation, commissioning, testing, and start-up of Systems or Equipment.  All such wastes must be handled, stored, or disposed of in accordance with Applicable Law in a suitable off-Project Site location.

4.32          Water Control.  Contractor shall carry out all dewatering, storm water control, drainage, pumping, and disposal required to keep the Work dry during performance of the Work.  Contractor shall not: (i) place Hazardous Substances (including site soils or water that may be contaminated), waste materials, trash, or rubbish; or (ii) discharge contaminated water into any area that will pollute a natural stream or body of water.  No discharge of contaminated water may be permitted to cause soil contamination (whether documented or undocumented) in violation of any Applicable Law.

4.33          Permit Assistance.  Contractor will reasonably assist and support Owners’ efforts to obtain Owners Permits, or to otherwise satisfy the conditions thereof.  By way of example, such assistance includes providing customary information and documentation and Design data.  Contractor shall provide all drawings, documents and other information, stamped as appropriate, that are necessary for Owners to properly and timely complete and defend all Permit-related hearings and actions.

4.34           Deliveries by Truck.  All deliveries of Contractor Supplied Materials and Equipment shall be by truck, and Contractor shall provide Owners with reasonable advance notice of all such deliveries that is oversized or is extraordinary in any other material way.

4.35           Artifacts, Other Valuable Items and Endangered Species.  If Contractor should discover any:  (i) artifact, fossil or other items of historical, religious, monetary, geological, archeological or other value or (ii) protected or endangered plant or animal species on the Big Stone Site, it shall immediately cease Work in the immediate vicinity thereof, notify Owners and take reasonable actions to preserve and protect such items from disturbance, damage or theft.  All such items are the property or responsibility of Owners and Owners shall provide Contractor with direction on how to proceed.

4.36           Release.  Contractor is responsible for making all investigations and determinations reasonably necessary or desirable for it to enter into this Agreement.  Contractor hereby releases Owners from any and all separate claims and/or liability based on any inaccuracy or misrepresentation in or relating to any information, document, statement or report related to the Existing Facilities, the Job Site, or the Big Stone Site; provided, however, Contractor reserves the right to equitable relief under this Agreement pursuant to Article 10.

4.37           Covering.  No portion of the Work (including foundations) may be covered or otherwise be made inaccessible for inspection without: (i) conducting (and passing) any test or inspection required pursuant to this Agreement and (ii) allowing Owners to inspect such Work if a Hold Point has been established in relation to such Work as required by Exhibit B.  If any Work is covered or made inaccessible for inspection in violation of the previous sentence, Contractor shall uncover (or make accessible) such Work and costs resulting therefrom, including recovery or reinstallation costs, shall be chargeable against the Target Price.  There will be no adjustment to the Project Schedule in connection therewith.  If a portion of the Work has been covered or made inaccessible for inspection that Owners have not specifically requested to observe, Owners may request to see such Work and Contractor shall uncover it or make it accessible for inspection.  If such Work is in accordance with this Agreement, Contractor shall be entitled to a Change Order increasing the Target Price by the costs resulting therefrom, including recovering or reinstallation costs, and, if applicable, the Project Schedule will be equitably adjusted.  If such Work is not in accordance with this Agreement, Contractor all such costs shall be chargeable against the Target Price and Contractor will not be permitted any adjustment to the Project Schedule.

4.38           Administrative Facilities.  Contractor shall provide temporary office facilities for itself on the Big Stone Site.  Such facilities, together with office equipment, sanitary facilities, and communications services are to be provided in accordance with the Technical Specification.

4.39           No First of a Kind.  Without Owners’ consent, Equipment will not include prototype equipment, meaning any equipment or component thereof that is at that stage in the evolutionary developmental process where the design, functionality, environmental suitability, material composition, scale, reliability, maintainability, and other operational characteristics of the equipment or any component thereof has not been substantiated by at least two (2) full operating years of commercial experience.

4.40           NERC Critical Infrastructure Security Management Controls.  Contractor shall at all times comply with Owners’ security management information protection program set forth in in this Section 4.40 implementing CIP-003-1, R-4 (as may be superseded by CIP-003-2 or otherwise) of NERC’s Reliability Standards for Bulk Electric Power Systems of North America.  In addition, if and to the extent that the Work requires access to: (i) assets of Owners or (ii) areas of the Existing Facilities that are located within the physical security perimeters described in Exhibit S-3, without limiting Contractor’s obligations under Article 18 with respect to Confidential Information, Contractor shall comply with Owners’ programs that implement CIP-004-1, R1 through R4 (as may be superseded), including the following:

(a)
If any of personnel of Contractor or a Subcontractor requires key card access to a restricted area or electronic access to a protected system, Contractor shall identify such individual to the individual designated by Owners in Exhibit S-3 and provide such documentation and information required by Owners.  All such individuals are subject to background checks from time to time.  Any such individual may also be subject to periodic information requests to maintain access. Access to any restricted area or protected system by any individual for whom Contractor is responsible without strict adherence to Owners’ protection program is a material breach of this Agreement.  Owners are entitled to deny access to any individual for whom access is proposed if such individual at any time does not meet Owners’ requirements under this program, including execution of waivers and other documentation required by Owners as a condition of granting or maintaining such access;

(b)
As a condition of Owners granting access to any individual for whom Contractor proposes access, such individual must take (and retake as necessary) all NERC-related training required by Owners.  Owners may require such individual to demonstrate competence in the subject of such training as a further condition to gaining or maintaining access; and

(c)
If any individual that was granted key card access to a restricted area or electronic access to a protected system no longer requires such access, Contractor shall immediately collect such individual’s key card and give notice of the individual’s name, the date on which access was no longer needed and return the key card to the individual designated by Owners in Exhibit S-3.

Contractor certifies for itself and its Subcontractors and their respective representatives who may be granted access to “critical energy infrastructure information” (“CEII”) as defined in 18 C.F.R. § 388.113(c)(1) or any successor provision that (1) it and each of its representatives are aware of the requirements of 18 C.F.R. Part 388 with regard to CEII and (2) it has no reason to believe that it or its representatives would be restricted from access to CEII.  To the extent applicable, a disclosure (inadvertent or otherwise) of CEII by Contractor, its Subcontractors or any of their respective representatives must be appropriately addressed by Contractor pursuant to 18 C.F.R. § 358.7 or any successor provision.

The foregoing requirements set forth in this Section 4.40 constitute the “NERC Requirements” applicable to Contractor, its Subcontractors and any others for whom Contractor is responsible.  The obligations established by this Section 4.40 are continuing obligations and survive the expiration or early termination of this Agreement.  Owners have the right to audit and inspect any and all such information regarding compliance or non-compliance with the NERC Requirements in accordance with Section 25.9.1.  Contractor, immediately upon the request of Owners, shall confirm destruction of any documentation relating to the NERC Requirements received from or regarding Owners or the Existing Facilities.  If Contractor has any questions about the nature of its obligations under this Section 4.40 it shall promptly contact the individual designated by Owners in Exhibit S-3 prior to proceeding to take any action that could risk non-compliance with the NERC Requirements.

4.41        Salvaged Materials.  Exhibit B specifies certain materials to be salvaged by Contractor for recycling.  Owners shall have title to all such salvaged materials, whether resulting from demolition or new construction activities.  Contractor shall coordinate the recycling of such materials with Owners’ recycling vendor and Owners’ Representative.  Contractor shall arrange with Owners’ recycling vendor the delivery and pick-up of recycling bins for such salvaged materials to the extent that such salvaged materials can be placed in bins.  If any of the salvaged materials cannot be placed into bins, Contractor shall neatly store such salvaged materials at a location or locations directed by Owners’ Representative until pick-up, and Contractor shall arrange for such pick-up with Owners’ recycling vendor.  All revenues from the recycling of such salvaged materials shall belong to Owners.

ARTICLE 5

OWNERS RIGHTS, DUTIES & OBLIGATIONS

5.1           Key Personnel.  Owners shall designate, from time to time, one or more individuals who will act on Owners’ behalf, in connection with the Work, together with the scope of their authority.  Among such designees there must be appointed a principal representative of Owners (the “Owners Representative”), who will be Owners’ authorized representative, and who will receive and initiate all communications from and with Contractor and who will be authorized to render decisions related to the Work and bind Owners.

5.2           Owners’ Review.  Owners will be entitled to review, comment on, evaluate, or approve the Design Documents and other submittals as provided in Exhibit B.  Contractor shall consider Owners’ comments in good faith; provided, however, Owners will not have any responsibility or liability for the accuracy or completeness of such documents, for any defects, deficiencies, or inadequacies therein or for any failure of such documents to comply with the requirements set forth in this Agreement, the responsibility for all of the foregoing matters being the sole obligation of Contractor.  Contractor shall advise Owners in writing of the disposition of each of the comments.

5.3           Owners Provided Items.  Owners, at their expense, shall provide: (i) construction electric power and a potable water source.  Items to be provided by Owners prior to Substantial Completion, including items necessary for start-up, are specifically identified, limited in quantity, and scheduled as set forth in Exhibit O. Additional quantities shall be made available by Owners, subject to availability, at Contractor’s expense.

5.4           Right to Apply Monies.  Owners shall have the right to deduct from any funds or monies due or to become due to Contractor (or draw on the Retainage) any amounts actually due to Owners from Contractor as a result of any losses, expenses, damages, obligations, or liabilities for which Contractor is responsible pursuant to the terms and provisions of this Agreement.

5.5           Access and Inspection.

5.5.1           Access to Site.  Owners shall provide reasonable non-exclusive access to the Job Site (as shown in Exhibit S-2), other portions of the Big Stone Site, and the Existing Facilities on which Work is to be performed to Contractor and its Subcontractors commencing upon issuance and acknowledgement of the Notice to Proceed, subject to Applicable Law, applicable Big Stone Site regulations, and the terms of this Agreement.  Notwithstanding the foregoing, Contractor may not commence “construction” within the meaning of Owners’ Permits prior to the mobilization date set forth in Exhibit B, Section 013216, without Owners’ prior written consent.  Prior to issuance of the Notice to Proceed, Contractor may have access to the Job Site or other portions of the Big Stone Site upon reasonable advance notice to Owners and at reasonable times for purposes expressly approved by Owners, subject to Big Stone Site regulations and the terms of this Agreement.  Owners will be entitled to restrict Contractor’s access to or activities on the Big Stone Site prior to issuance and acknowledgement of the Notice to Proceed and Contractor will not be entitled to assert any claim for relief under Article 9 or Article 10 on account thereof.  Until issuance and acknowledgement of the Notice to Proceed, unless Contractor has received the prior written consent of Owners, Contractor shall not engage in any construction work upon the Big Stone Site.

5.5.2           No Relief.  No inspection or review of, or failure to inspect or review, the Work or any portion thereof by Owners or any other Person on behalf of Owners will relieve Contractor of its obligation to properly execute and complete the Work.  Inspection by Owners will not be deemed to be supervision or direction by Owners, and is only for the purpose of attempting to confirm for Owners’ purposes that the Work conforms to the requirements of this Agreement.

5.6           Owners Permits.  Owners are responsible for obtaining Owners Permits.

5.7           Right to Carry Out the Work.  If Contractor defaults under this Agreement or neglects to carry out the Work in accordance with this Agreement and fails within a seven (7) Day period after receipt of written notice from Owners to take steps to commence and continue curing such default or neglect with diligence and promptness, Owners, without prejudice to any other rights or remedies Owners may have under this Agreement, including declaring Contractor in default, and with or without terminating this Agreement, may correct such deficiencies at Contractor’s expense, (including Owners’ internal, general, and administrative expenses) and Owners shall have the right to: (i) charge against the Target Price an amount equal to the expenditures incurred by Owners in so doing; and/or (ii) utilize Retainage.

5.8           Rights Not Limited.  The rights and remedies provided in this Article 5 are in addition to, and not in limitation of, any other rights or remedies otherwise available to Owners under this Agreement.

5.9           Operating Personnel.  At such time as Contractor has achieved Mechanical Completion, Owners will commence hot commissioning of the Work.  Owners shall operate the Unit from and after Mechanical Completion with its normal complement of personnel.  Contractor shall communicate with supervisory personnel identified by Owners to convey any requests with which it wants Owners to comply with respect to the operation of the Work during commissioning and hot testing.  Owners shall use reasonable efforts to operate the Unit in accordance with such requests to the extent such requests are consistent with Good Utility Practices and comply with Applicable Law.  If Contractor requests Owners’ operation of the Unit and such request is responsible for damage to the Unit or the Work, Contractor shall: (i) reimburse Owners on demand for correction of such damage within the Unit; (ii) correct damage within the Work; and (iii) pay liquidated damages for each Outage Day in accordance with Section 7.1.  Contractor understands that the Unit is a critical generating resource for Owners and consequently Contractor will exert maximum efforts not to make requests that are inconsistent with Owners’ requirement to maximize Unit operations on an unrestricted basis.

5.10           System Needs.  Inasmuch as the Unit is a critical generating resource for Owners, if Owners determine that system needs require the Unit to operate after Mechanical Completion but prior to Substantial Completion, Owners will advise Contractor in writing and Owners will be entitled to put the Unit into service.  To the extent such Unit operations materially interfere with Contractor’s ability to achieve Substantial Completion, such interference will constitute an Excusable Event.

5.11           Contractor’s Personnel.  Owners have the right to object to any representative or Person employed or engaged by Contractor that engages in misconduct, is believed by Owners to lack competence for the tasks assigned, or is negligent while on the Job Site or the Big Stone Site.  Contractor shall remove such Person from the Job Site or the Big Stone Site, as applicable upon receipt of Owners’ written notice.  Any cost for replacement Persons will be at Contractor’s expense and shall not be included in the Cost Reimbursable Portion.  The rights of Owners under this Section 5.11 are in addition to the rights of Owners with respect to the personnel pursuant to Section 4.6.

5.12           Revenue.  Owners are entitled to all energy (steam and electrical), capacity and ancillary attributes that result from electrical generation of the Unit and all revenue derived therefrom.

ARTICLE 6

PROJECT SCHEDULE

6.1           Commencement.  Contractor acknowledges that it will commence performance of the Work upon receipt of the Notice to Proceed in accordance with the requirements of this Agreement and that it will continuously and diligently fulfill its obligations under this Agreement.  Exhibit D sets forth the Project Schedule indicating the dates for the start and completion of the various stages of the Work.  Contractor shall strictly adhere to the Project Schedule.  Owners reserve the right to direct Contractor to reschedule the order and rate of progress of performance of the Work so as not to interfere with the performance of work by Owners and/or other contractors.  In the event Owners redirect Contractor’s Project Schedule, Contractor may be entitled to a Change Order in accordance with Article 10.

6.2           Project Schedule Update.

6.2.1           Without altering, revising, or otherwise changing the scheduled Installation Start Date, the Guaranteed Mechanical Completion Date, the Guaranteed Substantial Completion Date, or the Guaranteed Final Completion Date, Contractor shall submit, with the monthly status report submitted pursuant to Section 4.24.1, electronic and updated hard copy of a total project integrated Project Schedule, including critical path activities interconnected by schedule logistics, in Level 3 Primavera P6® format (fully logic-tied and resource loaded) and meeting the requirements set forth in Exhibit B, Section 013216, to Owners for Owners’ review and comment.  All extensions of the Project Schedule to which Contractor is entitled shall be determined by the impact of the delay giving rise to the change in the critical path, as shown on the Project Schedule.

6.2.2           If at any time during the performance of the Work, Contractor’s progress does not keep pace with the requirements of the Project Schedule, to the extent of Contractor’s fault or responsibility Owners may order Contractor to take steps to improve its progress without a change to the Target Price.  Neither such notice by Owners, nor Owners’ failure to issue such notice, shall relieve Contractor of its obligation to perform in accordance with the Agreement, including completion of quality Work in the timeframe required by the Project Schedule.  Failure of Contractor to comply with the notice of Owners may be grounds for determination by Owners that Contractor is not pursuing the Work with such diligence as shall assure completion within the times specified.  Upon such determination, Owners may invoke their Right to Carry Out the Work, as described in Section 5.7 of this Agreement.

6.3           Turnover of the Systems.  Not less than one hundred twenty (120) Days prior to commencing the turnover process contemplated by this Article 6, Contractor shall provide a detailed written turnover and start-up plan to Owners for their review and comment.  Such plan must include: a complete listing of the Systems along with a scheduled turnover date for each such System and a schedule of documents to be included in the System Turnover Package that will accompany the System being turned over.  Each System Turnover Package must be properly completed and include sufficient checkout and operation information to clearly indicate that the System has been completely checked out and meets the requirements of Exhibit B.  The data provided in each System Turnover Package must be complete and compatible for insertion into Owners’ hold card system or lock-out tag-out procedures, as applicable.  Owners will have thirty (30) Days to review such plan and provide written comments to Contractor.  Contractor will promptly address such comments and resubmit the plan until such time as Owners approve the plan.  Owners and Contractor will mutually agree on the final turnover and start-up plan prior to its implementation.  Thereafter, Contractor’s turnover of Systems will be accomplished as follows:

6.3.1           Ready for Turnover.  When Contractor deems that it has achieved completion of construction of a System in accordance with this Agreement, including static integrity tests, alignment, electrical continuity tests, lubrication, and demonstration of readiness for operation as appropriate (but exclusive of Punch List Items, final vendor reports, manuals, and other information not necessary for start-up), Contractor shall notify the Owners Representative, in writing, that the System is ready for turnover to Owners, which notice must be accompanied by the applicable System Turnover Package meeting the requirements of this Agreement.

6.3.2           Turnover Acknowledgment.  Owners will agree that the System is ready for turnover in writing (“Turnover Acknowledgment”) within seven (7) Days of receipt by Owners Representative of notification from Contractor (the “Owners Review Period”), unless Owners reasonably believe that: (i) the System Turnover Package does not comply with the requirements of this Agreement or (ii) the System (a) contains deficiencies, defects, or non-conformities that preclude safe testing, safe commissioning, or safe operation; (b) has not been prepared, flushed, or cleaned as necessary or appropriate; (c) requires Work that has not been completed and which does not constitute a Punch List Item; or (d) materially differs from the System required under this Agreement.  Owners and Contractor must develop a Punch List and endeavor to ensure that the Punch List contains all deficiencies and incomplete items of Work with respect to the System submitted for Turnover Acknowledgment. Notwithstanding the foregoing, if the turnover of a System by Contractor is not made in accordance with the agreed upon turnover Project Schedule and as a result Owners are unable to accept or reject such System within the Owners Review Period, Owners and Contractor will mutually agree upon a reasonable extension of the Owners Review Period for the affected Systems, which extension will reflect the nature of the affected System.  Turnover Acknowledgment and the provision of operating personnel neither constitutes acceptance of any System, Owners’ acceptance of care, custody, or control of such System, nor any transfer of control to Owners, including responsibility for commissioning, start-up, testing, operations, or maintenance.

6.3.3           Deficiencies.  If Owners reasonably believe that any of the circumstances set forth in clauses (i) or (ii) of Section 6.3.2 exist with respect to a System submitted for Turnover Acknowledgment, Owners will so notify Contractor in writing during the Owners Review Period, stating the deficiencies noticed or the incomplete items of Work, as applicable.  When Contractor deems it has remedied such deficiencies or completed such items of Work, as applicable, Contractor will then again notify Owners Representative as provided in Section 6.3.1.  This procedure will be repeated until Owners issue the Turnover Acknowledgment for such System.  Nothing contained herein will prevent Owners from identifying any Defects, deficiencies, incomplete Work, or Punch List Items if discovered after Turnover Acknowledgment of any System.

6.4           Installation Outage.

6.4.1           Marshaling.  Contractor may not commence to accomplish Work that requires the Unit to be off-line unless its workforces, its Subcontractors’ workforces, Contractor Supplied Materials and Equipment, Consumables, and Construction Aids necessary for the performance of such Work have been fully marshaled and are present at the Job Site prior to the commencement of the outage during which such Work will be performed (the “Marshaling Requirement”).  Contractor’s Work to be performed during the Installation Outage must, however, be coordinated with the work to be performed by Owners during such outage and may not start before the Installation Start Date, except as approved by Owners.

6.4.2           Installation Outage.  Contractor shall exercise its best efforts such that all Work that requires the Unit to be off-line will be achieved during the Installation Outage.  If achievement of such Work is in jeopardy in the reasonable judgment of Contractor or Owners, Contractor shall promptly prepare and implement, in good faith, a detailed recovery plan such that the performance of the Work can progress in accordance with the Project Schedule.  If the inability to meet the Project Schedule is caused without any material contribution by Contractor or its Subcontractors, then Contractor will be entitled to a Change Order increasing the Target Price by an amount equal to its costs related to preparing and implementing the recovery plan in accordance with Article 10.

6.4.3           Extension of Installation Outage.  If Contractor fails to complete all Work that requires the Unit to be off-line within the Installation Outage and the Unit cannot be placed in service and operate as a consequence of Contractor’s failure to complete such Work, liquidated damages will be assessed against Contractor, which liquidated damages will be calculated as if they had been incurred under Section 7.1, for each Day, or part thereof (without proration), from and after the first Day following the Installation Outage until the Day that such Work has been completed.  If Contractor requires additional time to complete such Work and requires that the Unit be out of service in order to complete such Work, at Contractor’s request, Owners will schedule the required number of Days for Contractor to complete the Work and Contractor will be assessed liquidated damages for each such Day, as if such liquidated damages were incurred under Section 7.1.  Contractor will withdraw from the Unit so as not to delay Start-up as planned by Owners.  Contractor is obligated to use its best efforts to complete such Work notwithstanding the occurrence of an event of Force Majeure (other than an event of Force Majeure occurring after it has met the Marshaling Requirement) and without adjustment of the terms of this Agreement on account thereof.  Contractor recognizes that the date of the scheduled Installation Outage is not subject to change except in Owners’ sole discretion.

6.4.4           Operation After Installation Outage.  Whether or not such Work has been completed at the end of the Installation Outage, Contractor will leave the Work in a condition that will allow Owners, exercising Prudent Utility Practices, to utilize the Unit, it being understood by Contractor that the Work, and the Unit, will run on a commercial basis as needed following the Installation Outage.

6.5           Mechanical Completion.

6.5.1           Achievement.  Contractor shall successfully achieve Mechanical Completion on or before the Guaranteed Mechanical Completion Date.

6.5.2           Mechanical Completion.  If timely achievement of Mechanical Completion by the Guaranteed Mechanical Completion Date is in jeopardy in the reasonable judgment of Contractor or Owners or if it is not timely achieved, Contractor shall promptly prepare and implement, in good faith, a detailed recovery plan and accelerate the Work such that the performance of the Work can progress in accordance with the Project Schedule.  If the inability to meet the Project Schedule is caused without material contribution by Contractor or its Subcontractors, then Contractor will be entitled to a Change Order increasing the Target Price by an amount equal to its costs related to preparing and implementing the recovery plan and accelerating the Work in accordance with Article 10.  Within seven (7) Days after receipt by Owners of written notice from Contractor certifying that Contractor has satisfied the requirements for Mechanical Completion (other than issuance of the Certificate therefor by Owners), Owners shall determine whether the applicable requirements have been achieved and shall either issue the Certificate of Mechanical Completion or give notice to Contractor in writing of Defects in the Work (other than Punch List Items), of which Owners then have knowledge.  Owners are obligated to issue the Certificate of Mechanical Completion within such seven (7) Day period if Contractor has satisfied the requirements of Mechanical Completion (other than issuance of the Certificate therefor by Owners).  Upon receipt of a written notice of the reasons why Contractor has not achieved Mechanical Completion from Owners, Contractor shall promptly perform corrective measures to eliminate any Defects or deficiencies in the Work and shall thereafter provide another written notice to Owners containing the applicable certification set forth above.  Owners shall, within two (2) Business Days after receipt of such written notice, and after each subsequent written notice as may be required, determine whether the applicable requirements have been achieved and either issue the Certificate of Mechanical Completion or advise Contractor of any Defects or deficiencies (other than Punch List Items) remaining in the Work that prevent achievement of Mechanical Completion.

6.6           Re-Setting of Work.  During those periods after Substantial Completion, Contractor shall perform whatever Work is necessary, including re-setting of Equipment and repairs of damage or modifications caused by testing, to return the Work or relevant portion thereof to the normal operating control settings and configurations; provided, however, Contractor is not entitled to require that the Unit be taken out of service or operate on a restricted basis.

6.7           Substantial Completion.  Contractor shall successfully achieve Substantial Completion on or before the Guaranteed Substantial Completion Date.  At such time as Contractor, in good faith, believes that it has completed the requirements necessary for the achievement of Substantial Completion it shall give written notice of its belief to Owners. As soon as practicable, but in any event within five (5) Business Days after receipt of notice by Owners, Owners shall either issue the Certificate of Substantial Completion or reject Contractor’s notice, in which case it shall state its reasons for rejection.  Such procedure shall be repeated until Contractor submits a notice demonstrating that it has fulfilled the requirements necessary to achieve Substantial Completion.  Owners are obligated to issue the Certificate Substantial Completion within the five (5) Business Day period set forth above if Contractor has satisfied the requirements of Substantial Completion.

6.8           Possession and Control.  On the earlier of Substantial Completion or Early Operation, Owners shall take and thereafter be responsible for the care, custody, control, operation, and maintenance of the Work.  Following transfer of possession and control of the Work to Owners, Contractor (and its Subcontractors) will have reasonable access to the Work or the Unit as part of the Work to complete any Work still remaining to be performed hereunder; provided, however, Contractor, Subcontractors and Owners will be required to complete any and all Work required to achieve Substantial Completion or Final Completion in a manner consistent with the operational requirements of the Unit (as improved by the Work following the completion of the Work) as directed by Owners.  In no event will Owners be required to take the Unit out of service or otherwise adversely affect Unit operations, except as set forth in this Section 6.8.  Promptly upon achievement of Substantial Completion, Contractor shall advise Owners whether completion of the Work required to achieve Final Completion will require a partial or complete shutdown of the Unit and the Work or the imposition of operating restrictions on the Unit.  If any such actions are required, Owners will identify a scheduled outage period of the duration requested by Contractor which, in no event, will exceed seven (7) continuous Days within which outage Contractor will be entitled to perform necessary Work; provided, however, any such period will not be scheduled during a peak period or during peak hours.  Contractor and Owners will coordinate their respective scopes of work to be performed during such outage.  Outages and operations are at all times also subject to the requirements of any applicable transmission operator.  Any imposition of operating restrictions or scheduled outage, if necessary, must be arranged and be completed prior to the Guaranteed Final Completion Date.  If for any reason a partial or complete shutdown of the Unit and the Work is required after Substantial Completion for Contractor to complete the Work and Owners have no scope of work required to be performed during such outage, Contractor will be assessed liquidated damages for each Day of such outage, as if such liquidated damages were incurred under Section 7.1.

6.9           Final Completion.  Contractor shall successfully perform all of the Work and obligations (except obligations requiring future performance, e.g., warranty and indemnification obligations) and shall achieve Final Completion on or before the Guaranteed Final Completion Date.  At such time as Contractor, in good faith, believes that the requirements of Final Completion have been met, Contractor shall give notice to Owners, together with reasonable substantiating documentation thereof.  Within ten (10) Days after receipt by Owners of such notice from Contractor, Owners will determine whether the requirements of Final Completion have been achieved.  If Owners agree with Contractor’s notice, within five (5) Business Days of the receipt of Contractor’s notice Owners shall issue the Certificate of Final Completion.  If, however, Owners believe that Final Completion has not been achieved, Owners shall give notice to Contractor to that effect, with reasons for such belief, within the five (5) Business Day period, and, upon receipt of such notice from Owners, Contractor shall promptly take corrective action to fulfill the requirements of Final Completion.  Contractor shall thereafter provide another notice to Owners when it believes that Final Completion has been achieved and the above-described procedures will be repeated until Final Completion is achieved.  Owners are obligated to issue the Certificate of Final Completion within five (5) Business Days of receipt of Contractor’s notice if Contractor has satisfied the requirements of Final Completion.  Nothing in this Section 6.9 shall relieve Contractor of its obligation to achieve Final Completion by the Guaranteed Final Completion Date.

6.10           Maintenance Outage.  Owners will inform Contractor as soon as practical if a maintenance outage (other than the Installation Outage) is scheduled for the Unit.  With Owners’ permission, Contractor may use the period established by Owners within such maintenance outage to perform Work.  Owners may change the schedule for commencement of a maintenance outage without notice.  Owners will specify in writing and Contractor will honor the dates and times for and restrictions in Contractor’s access to the Unit for the performance of such Work.  If Contractor causes Owners to extend a maintenance outage beyond the scheduled duration, then each Day of such extension will constitute an Outage Day and Contractor shall compensate Owners for any such extension at the rate established for liquidated damages pursuant to Section 7.1.

6.11        Contractor Requested Outage.

6.11.1           Forced Outages.  Contractor may request permission to perform Work requiring access to the Unit during a forced outage of the Unit.  In such event, Contractor may give notice that it wishes to use a portion of such forced outage to perform Work.  Owners will be entitled to grant or deny access to Contractor in its sole discretion.  If access is granted, Owners will specify in writing and Contractor will honor the dates and times, for and restrictions in Contractor’s access to the Unit for the performance of such Work.

6.11.2           Additional Access.  Contractor may also request access at times other than the Installation Outage or as provided in Section 6.8, 6.10, and 6.11.1.  If: (i) Contractor’s request for additional outage time requires the Unit must be taken out of service or operated on a restricted basis, Contractor will compensate Owners for each Outage Day at the rate established for liquidated damages pursuant to Section 7.1.

6.11.3           Delay.  If Contractor fails to properly withdraw from any outage on schedule and thereby causes a delay in Start-Up, as applicable, then liquidated damages pursuant to Section 7.1 will apply.

ARTICLE 7

LIQUIDATED DAMAGES & LIABILITY LIMITATIONS

7.1           Outage Day Liquidated Damages.  Contractor acknowledges that Owners intend, and it is a condition of this Agreement, that the Work, and the Unit, be returned to commercial operation to the maximum extent possible following the Installation Outage.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to complete all of the Work that requires the Unit to be off-line during the Installation Outage or, during the performance of the Work, cause the Unit to remain (or be taken or forced) out of service or operate on a restricted basis (each an “Outage Day”).  Accordingly, the Parties hereby agree that if Contractor fails to commence and complete all Work that requires the Unit to be off-line during the Installation Outage and the Installation Outage is extended at the option of Owners; Contractor is given access to the Unit at its request pursuant to Section 6.8, 6.10, or 6.11 and causes Outage Days to occur; or otherwise causes Outage Days to occur, including as set forth in Section 7.8 or this Section 7.1, then Contractor shall pay Owners, as Owners’ sole and exclusive remedy for such Outage Day, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Outage Days and [**] Dollars ($[**]) for each Outage Day thereafter.  Contractor shall not be liable for liquidated damages under this Section 7.1 to the extent that any applicable Outage Day (or portion thereof) results from Owners’ failure to exercise commercially reasonable efforts (but not including the performance of any Work to be performed by Contractor) in accordance with Prudent Utility Practices: (i) to return the Unit to service as soon as practicable and (ii) to maintain it in service. Notwithstanding anything to the contrary, liquidated damages for Outage Days shall not be assessed for any Day for which liquidated damages are assessed pursuant to Section 7.5 for the failure to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

7.2           Document Deliverables Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to deliver to Owners Contractor’s technical deliverables packages set forth in Exhibit B, Section 013324, but excluding any technical deliverables that are Construction Turnovers (the “List of Submittals”) by the due dates set forth therein.  Accordingly, the Parties hereby agree that if Contractor fails to deliver any technical deliverable package by the due date therefor, then Contractor shall pay Owners, as Owners’ sole and exclusive remedy for such failure, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Days of delay, or portion thereof, and [**] Dollars ($[**]) for each Day of delay, or portion thereof, thereafter for each package not delivered by its due date.

7.3           Construction Turnover Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to meet the due dates for Construction Turnovers set forth in Exhibit B, Section 013216, Article 105.1, Table 1-1, Items No. B1, B2, B4, B5, B6, B7, B9, B10, B11, B13, B16, B17, B18, and B21.  Accordingly, the Parties hereby agree that if Contractor fails to achieve any of the Construction Turnovers by the date therefor set forth in Exhibit B, Section 013216, Article 105.1, Table 1-1, Items No. B1, B2, B4, B5, B6, B7, B9, B10, B11, B13, B16, B17, B18, and B21, then Contractor shall pay Owners, as Owners’ sole and exclusive remedy for such failure, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Days, or portion thereof, of delay and [**] Dollars ($[**]) for each Day of delay, or portion thereof, thereafter that such Construction Turnover is delayed beyond the due date therefor.

7.4           Major Milestone Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to meet the due dates for Major Milestones set forth in Exhibit B, Section 013216, Article 105.1, Table 1-1, Items No. A1 through A7, inclusive, and A11 through A16, inclusive.  Accordingly, the Parties hereby agree that if Contractor fails to achieve any of the Major Milestones by the date therefor set forth in Exhibit B, Section 013216, Article 105.1, Table 1-1, Items No. A1 through A7, inclusive, and A11 through A16, inclusive, then Contractor shall pay Owners, as Owners’ sole and exclusive remedy for such failure, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Days, or portion thereof, of delay and [**] Dollars ($[**]) for each Day of delay, or portion thereof, thereafter that such Major Milestone is delayed beyond the due date therefor.  Notwithstanding the foregoing, if Contractor achieves Mechanical Completion by the Guaranteed Mechanical Completion Date, then any liquidated damages accrue pursuant to this Section 7.4 for the failure to achieve one or more Major Milestones by the required date therefor shall be deemed waived by Owners.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

7.5           Mechanical Completion Delay Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date.  Accordingly, the Parties hereby agree that if Contractor fails to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date, then Contractor shall pay to Owners, as Owners’ sole and exclusive remedy for such failure, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Days, or portion thereof, and [**] Dollars ($[**]) for each Day, or portion thereof, thereafter that Mechanical Completion is delayed beyond the Guaranteed Mechanical Completion Date.  It is agreed by the Parties that the liquidated damages set forth in this Section 7.5 relate solely to Contractor’s failure to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date.  When Contractor submits a notice in accordance with Section 6.5.2 that it has achieved Substantial Completion and Owners issue the Certificate therefor concurring with such notice, for the purposes of this Section 7.5 only, the date of achievement of Substantial Completion will be deemed to be the date Owners receive Contractor’s notice.

7.6           Substantial Completion Delay Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to achieve Substantial Completion by the Guaranteed Substantial Completion Date.  Accordingly, the Parties hereby agree that if Contractor fails to achieve Substantial Completion by the Guaranteed Substantial Completion Date, then Contractor shall pay to Owners, as Owners’ sole and exclusive remedy for such failure, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Days, or portion thereof, and [**] Dollars ($[**]) for each Day, or portion thereof, thereafter that Substantial Completion is delayed beyond the Guaranteed Substantial Completion Date.  It is agreed by the Parties that the liquidated damages set forth in this Section 7.6 relate solely to Contractor’s failure to achieve Substantial Completion by the Guaranteed Substantial Completion Date.  When Contractor submits a notice in accordance with Section 6.7 that it has achieved Substantial Completion and Owners issue the Certificate therefor concurring with such notice, for the purposes of this Section 7.6 only, the date of achievement of Substantial Completion will be deemed to be the date Owners receive Contractor’s notice.

7.7           Final Completion Delay Liquidated Damages.  The Parties agree that it would be extremely difficult and impracticable under the presently known and anticipated facts and circumstances to ascertain and fix the actual damages that Owners would incur should Contractor fail to achieve Final Completion by the Guaranteed Final Completion Date.  Accordingly, the Parties hereby agree that if Contractor fails to achieve Final Completion by the Guaranteed Final Completion Date, then Contractor shall pay to Owners, as Owners’ sole and exclusive remedy for such failure, as liquidated damages, and not as a penalty, the sum of [**] Dollars ($[**]) for each of the first [**] Days, or portion thereof, and [**] Dollars ($[**]) for each Day, or portion thereof, thereafter that Final Completion is delayed beyond the Guaranteed Final Completion Date.  It is agreed by the Parties that the liquidated damages set forth in this Section 7.7 relate solely to Contractor’s failure to achieve Final Completion by the Guaranteed Final Completion Date.  When Contractor submits a notice in accordance with Section 6.9 that it has achieved Final Completion and Owners issue the Certificate therefor concurring with such notice, for the purposes of this Section 7.7 only, the date of achievement of Final Completion will be deemed to be the date Owners receive Contractor’s notice.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

7.8           Work Scheduling and Liquidated Damages.  Contractor acknowledges that time is of the essence in this Agreement, and that Owners intend to place the Work in commercial service following the completion of the Installation Outage.  Accordingly, following the Installation Outage, Contractor shall be required to complete any and all Work required to achieve Substantial Completion and Final Completion in a manner consistent with the operational requirements of the Unit as directed by Owners.  Subject to Section 6.8, Contractor is not entitled to require Owners to take the Unit out of service or otherwise adversely affect Unit operations.  Accordingly, Contractor shall schedule and coordinate with Owners any Work required to achieve Substantial Completion and Final Completion to avoid adverse impacts on Owners’ ability to operate the Unit.  If the Work, the Unit or any portion thereof must remain or be taken out of service or the nature of the Work to be performed (including Work required to be performed during the PT Correction Period or the Correction Period) will otherwise prevent Owners from operating the Unit as it requires, Owners must first agree to take the Unit out of service or to permit such Work to be performed, subject to Section 6.8 and Contractor shall be required to pay to Owners, as liquidated damages, the sum established in Section 7.1 for each Day of portion thereof for which the Unit remains or is taken out of service or operates on a restricted basis after the Guaranteed Substantial Completion Date.

7.9           Payment.  The liquidated damages specified in this Agreement are due and payable by Contractor to Owners on the first Business Day of the month following the month in which they were incurred; provided, that in the case of liquidated damages pursuant to Section 7.4 for the failure to achieve one or more Major Milestones by the required date therefor, such liquidated damages shall not be payable until the first Business Day of the month following the month in which the Guaranteed Mechanical Completion Date occurred, and then only if Contractor failed to achieve Mechanical Completion by the Guaranteed Mechanical Completion Date.

7.10        Consequential Damages.  Neither Owners nor Contractor (nor any Subcontractor) nor their respective affiliates will be liable for, and each Party hereby releases such other Party from, any consequential, special, incidental, punitive, exemplary or indirect damages, including lost revenue, lost profit, lost shop space, damage to reputation, and interest or finance charges (except as provided herein), whether or not foreseeable sustained by the other Party or any of such other Party’s respective Affiliates, whether arising in contract, tort, strict liability or otherwise under this Agreement.  The foregoing waiver and release is not intended to limit liability for any indemnity obligations to any Person indemnified under this Agreement, except as provided at Section 20.1.1.  Owners’ waiver of liability and release of Subcontractors hereunder is only effective and valid with respect to a Subcontractor if such Subcontractor has either (i) provided Owners with a written fully reciprocal release and waiver of all of its similar claims against Owners or (ii) pursuant to any agreement with Contractor, has agreed to waive or pursue similar such claims.  As to (ii), if it subsequently determined such agreement is void or unenforceable, Contractor shall indemnify, defend, and hold harmless Owners from such claims.

    7.11        Limitations of Liability.

7.11.1      Liquidated Damages Limit.  Contractor’s maximum aggregate liability for all liquidated damages arising under Article 7 of this Agreement will in no event exceed [**] percent ([**]%) of the Target Price.

7.11.2     Overall Limit.  Contractor’s overall cumulative liability for damages to Owners arising under or in relation to this Agreement will in no event exceed an amount equal to [**] percent ([**]%) of the Target Price; provided, however, such limitation of liability shall not apply to, and no credit shall be issued against such limitations for:

(i)	Contractor’s indemnity obligations under this Agreement for direct loss due to personal injury, death or property damage;

(ii)	Claims which arise out of or result from fraudulent acts or violations of Applicable Law; and

(iii)	the proceeds of insurance required in accordance with Exhibit I.

7.12        Early Operation.  Owners, on notice to Contractor, have the right to take care, custody and control of the Work and thereafter commence Early Operation of the Work.  Should Owners place the Work in Early Operation, Contractor will thereafter have no further liability for liquidated damages pursuant to Section 7.6 or Section 7.7.  Notwithstanding the foregoing, Contractor shall not be relieved of any other obligation under this Agreement, including the achievement of Substantial Completion and Final Completion.

ARTICLE 8

CONTRACTOR’S COMPENSATION/CONDITIONS OF PAYMENT

8.1          Summary of Compensation.  The compensation to Contractor under this Agreement consists of a Fixed Portion and Cost Reimbursable Portion for the Work. The value of the Cost Reimbursable portion of the work is subject to shared responsibility, between the Contractor and the Owners, for cost over-runs or under-runs against a Target Price.  The compensation to Contractor for the Fixed Portion is defined in further detail in Section 8.2. The compensation to Contractor for the Cost Reimbursable Portion is defined in further detail in Section 8.3.  The shared over-run or under-run against a Target Price is defined in further detail in Section 8.4.  For the avoidance of doubt, amounts payable by Contractor to Owners, including liquidated damages, shall not be included in the Cost Reimbursable Portion.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

8.2          Fixed Portion.  The Fixed Portion shall be the sum of the following cost elements:

8.2.1           Corporate Overhead & Profit Amount. The Corporate Overhead & Profit Amount includes Contractor’s profit, as well as corporate general and administrative costs including overhead, cost of capital, home office executives, home office managers, internal consultants, internal auditors, administration staff, treasury, taxes, legal, human resources, investor relations, information services, permanent office utilities and facilities, licenses, training, advertising, communications, professional liability insurance, research and development. This Corporate Overhead & Profit fixed dollar amount covers the entire scope of the Work, including support of direct-hire and subcontract Work.  The Corporate Overhead & Profit shall be a fixed dollar amount and shall not be subject to change unless the scope of the Work is changed by an amount exceeding [**] percent ([**]%) of the Cost Reimbursable Portion determined as of the final True-Up Date. In the event the scope of Work is changed in excess of [**] percent ([**]%) of the Cost Reimbursable Portion determined as of the final True-Up Date, the Corporate Overhead & Profit amount shall be increased by an amount equal to [**] percent ([**]%) of the total value of the change of the Cost Reimbursable Amount.

8.2.2           Project Staff Costs. The “Project Staff” means Contractor’s Key Personnel as defined in Exhibit K, along with any planning, scheduling, administrative, timekeeping, accounting, safety, security, and quality assurance/quality control staff; all jobsite supervision staff above and including the general foreman position.  The Project Staff Costs is a fixed, lump sum amount for all salary, wages, benefits, and  related  costs of the Project Staff; including all Project Staff travel, mobilization expenses, demobilization expenses, temporary housing, subsistence, vehicles, training, etc.  Also included are any overtime premiums, field premiums, bonus, incentives, and/or profit sharing. for the staff in the event overtime is required to meet schedule.  The Project Staff Costs fixed dollar amount covers the entire scope of the Work, including support of direct-hire and subcontracted Work.  Contractor shall develop and implement a Project Staffing Plan which identifies each Staff position and function, as well as the duration of the assignment and the hours to be worked during the project.  Contractor shall develop an all-inclusive hourly rate for each Project Staff position, to be used as the basis for potential future Change Orders.  The Project Staff Costs fixed dollar amount will remain fixed throughout the duration of the project, and shall not be subject to change unless the Scope of the Work is changed by an amount exceeding [**] percent ([**]%) of the Cost Reimbursable Portion determined as of the final last True-Up Date.  In the event the scope of Work is changed in excess of [**] percent ([**]%) of the Cost Reimbursable Portion determined as of the final last True-Up Date, the Project Staff Costs amount shall be increased by an amount equal to [**] percent ([**]%) of the total value of the change of the Cost Reimbursable Amount.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

8.2.3           Reproduction Expense Amount. The Reproduction Expense Amount includes any and all reproduction of design drawings, project documents, manuals, etc. in electronic or hardcopy form as needed to perform the Work.  The Reproduction Expense Amount shall be a fixed dollar amount and is not subject to change pursuant to a Change Order. This Reproduction Expense Amount covers the entire scope of the Work, including support of direct-hire and subcontract Work.

8.2.4           Data & Telecommunications Systems Amount.  The Data & Telecommunications Systems Amount includes the costs of any and all computing, data management, and telecommunications hardware, equipment, software, programming, set-up, and support services as needed to perform the Work.  This amount includes, but is not limited to the following: voice and data communications equipment (i.e., desk phones, mobile phones, mobile data devices, two-way radios, laptop and desktop computers, printers, routers, modems); software applications (i.e., cost estimating, cost tracking, work management, scheduling, resource management, data management and processing, word processing, spreadsheets); telecommunication and Internet connections and service (i.e., fees for activation, use, and technical support); and ongoing technical support (i.e., installation, setup, configuration, customization, maintenance, or upgrades).  The Data & Telecommunications Systems Amount is a fixed dollar amount and covers the entire scope of the Work, including support of direct-hire and subcontract Work.  The Data & Telecommunications Systems Amount is not subject to change pursuant to a Change Order.

8.2.5           Site Logistics Amount. The Site Logistics Amount includes any and all  job site expenses including, but not limited to, the following:  Contractor office facilities, furniture, supplies, and equipment; sanitary facilities, including toilets and hand washing stations; safety equipment and supplies, including all personal protective equipment, harnesses and lanyards, barriers, caution and danger signage and tape, signage/flagging, oxygen and combustible gas detection equipment, safety incentives, safety awards, and safety training; first aid facilities, including all supplies and equipment to provide first aid and ongoing care of jobsite injuries; temporary material and equipment storage facilities, including warehouses, storage containers, racks, pallets, and dunnage; craft employee support equipment and services, including change, lunch, and cleanup shacks or facilities, drinking water distribution supplies, and testing and training facilities; general transportation and hauling vehicles and equipment (highway or off-road), including cars, trucks, ATVs, wagons, trailers and all fuel, maintenance, repair, and upkeep; temporary Site security services and equipment, including fencing, gates, turnstyles, signage, lighting, pre-employment screening services (drug testing and background checks), identification and badging equipment maintenance facilities; temporary testing and/or support personnel for safety, quality assurance, quality control, NDE, materials testing, and/or surveying, including equipment and supplies as necessary to support testing and/or inspection functions; janitorial services, trash and waste disposal service.  The Site Logistics Amount is a fixed dollar amount covering the entire scope of the Work for the Site Logistics and is not subject to change pursuant to a Change Order.

8.2.6           Construction Equipment and Rentals Amount. The Construction Equipment and Rentals Amount includes all owned, purchased, rented, leased, and/or borrowed construction equipment, lifting/moving/hauling devices and attachments, rigging, equipment support/cribbing materials employed by Contractor with an initial purchase cost that exceeds $[**] each.  The Construction Equipment and Rentals Amount covers all costs of such equipment, including all mobilization and demobilization costs, freight and handling, fuel, maintenance service, tools, materials, and parts associated with this Construction Equipment and Rentals. Contractor will be responsible for and bear all costs for equipment damaged while in use during the Work.  The Construction Equipment and Rentals Amount is a fixed dollar amount covering the entire scope of the Work, including support of all direct-hire and subcontract Work.  The Construction Equipment and Rentals fixed dollar amount will remain fixed throughout the duration of the project, and shall not be subject to adjustment unless the Work is changed by an amount exceeding [**] percent ([**]%) of the Cost Reimbursable Portion determined as part of the final “true-up”.  In the event the Work is changed in excess of [**] percent ([**]%) of the Cost Reimbursable Portion as determined as part of the final “true-up”, and if such changes require the Contractor to add or decrease the quantity or duration of the mobile equipment listed in Exhibit E, the Construction Equipment and Rentals fixed amount will be adjusted accordingly using the rental rates included in Exhibit E.  Further, in the event Change Orders issued by Owners subsequent to the final “true-up” require Construction Equipment and Rentals in addition to those listed in Exhibit E, the value of such equipment, as determined by the rental rates included in Exhibit E, will be included in the Change Order.

8.3           Cost Reimbursable Portion.  The Cost Reimbursable Portion shall be the sum of the following cost elements:

8.3.1           Direct Hire Craft Labor Costs. The Contractor shall be reimbursed for craft labor costs at actual cost plus applicable union and/or non-union and government assessments (including Workers’ Compensation insurance).  Rates for various trades and classifications are set forth in Exhibit R.  Craft labor includes all craft personnel up to and including the Forman level.  Direct Hire Craft Labor Costs will be billed directly from Contractor’s payroll system using a certified payroll report.  Any travel and/or subsistence amounts to be paid to Direct Hire Craft Labor employees will be billable to the Owners at actual cost, as verified via  receipt copies submitted with invoice.

8.3.2           Small Tools and Consumables Costs. The Contractor will be reimbursed for Small Tools and Consumables Costs at the rate listed in Exhibit R for Direct Hire Craft Labor employees only.  Small Tools and Consumables are considered to be any tool or consumable item whose aggregate value is less than $[**] per unit.  The list of Small Tools and Consumables is set forth in Exhibit J.  Subcontractor small tools and consumables will be reimbursed as part of the Subcontractor’s billed cost as defined below.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

8.3.3           Permanent Materials Costs. The Contractor shall be reimbursed for Contractor Supplied Materials and Equipment that are incorporated into the Work  at actual cost.  Costs shall include freight/handling charges, applicable taxes, fees, and/or duties.  Contractor shall submit copies of invoices for all Permanent Materials Costs included in an Application for Payment.

8.3.4           Subcontractor Costs. The Contractor shall be reimbursed for the cost of Subcontractors’ and/or third-party services at actual invoice cost.  Costs shall include freight/handling charges, applicable taxes, fees, and/or duties.  Contractor shall submit copies of invoices for all Subcontractor and/or third-party services included in an Application for Payment.  All Subcontracts with any single entity with an aggregate value greater than [**] dollars ($[**]) must be issued under a cost reimbursable type basis unless Owners deem it necessary to use an alternate contracting method.  All cost reimbursable type subcontracts with an aggregate value greater than [**] dollars ($[**]) between Contractor and Subcontractors shall be structured and subject to the same Fixed Portion and Cost Reimbursable Portion terms and conditions set forth in this Agreement.  Any deviations to the Subcontract type and structure requirements as described must be approved in writing by Owners.  All Subcontracts and Subcontractor Cost information shall be available to Owners for review at any time during the Work.

8.3.5           Utilities Costs. Utilities not provided by Owners will be reimbursed to Contractor at actual invoice cost, inclusive of freight/handling charges and applicable taxes, fees and/or duties verified through accompanying receipt copies attached to the appropriate invoice statement.

8.3.6           Miscellaneous Costs. Miscellaneous Costs are all other actual costs necessarily incurred by Contractor directly in the performance of the Work that do not otherwise fall into the categories described above, such as bonds and insurance (including the Payment and Performance Bonds and Subcontractor default insurance, but excluding professional liability insurance), and any other costs pre-approved in writing by Owners prior to being incurred by Contractor.

8.4           Target Price Cost Sharing . The “Initial Target Price” shall mean the sum of (i) the Fixed Portion and (ii) the Cost Reimbursable Portion as estimated as of the Effective Date, which is an amount equal to [**] Dollars ($[**]). The Cost Reimbursable Portion of the Initial Target Price shall be calculated as the sum of the values determined by multiplying the unit prices set forth in Exhibit C by the material quantities estimated for each unit of the Effective Date.

Following completion of design work by the Owners’ Engineer, the final, ‘Trued-Up,’ Target Price shall be calculated based on the final material quantities determined from the Plans issued by Owners’ Engineer for construction.

8.4.1           Contractor’s unit pricing is set forth in Exhibit C.  Contractor’s labor rates and material costs as shown in Exhibit C are firm and fixed for the duration of the Agreement.  The material quantities set forth in Exhibit C are a combination of designed and estimated values provided by the Owners’ Engineer.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

8.4.2           As the design is completed, final quantities for each section set forth in the table below will be determined based on the final Plans and Design Documents (each, a “True-Up Submittal Date”).  The Cost Reimbursable Portion of the “trued-up” Target Price shall be based on the final material quantities and Contractor’s unit rates set forth in Exhibit C.  At the completion of design work for each of the Sections and/or sub-section shown in the below “True-Up Table”, the Owners Engineer shall issue the Plans and/or data for that Section to the Contractor for purposes of construction.  Such Plans and data shall be clearly marked or identified as “Issued For Construction”, or “IFC”.  Upon receipt of IFC information, the Contractor shall review the information, and conduct a detailed quantity takeoff of the materials and/or equipment shown in the Plans.  Contractor shall compare the results of the quantity takeoff to the quantities for the same Section shown in Exhibit C.  Line items and/or material quantities added to or deleted from the pricing pages as part of the true-up process will be priced using Contractor’s unit rates for similar material or equipment type set forth in Exhibit C.  Any variation between this takeoff and the quantities used for calculation of the Initial Target Price shall be reported to the Owners and the Owners Engineer within 30 days of Contractor’s receipt of IFC information.  Following Owners review and acceptance of the changed quantities, a Change Order will be issued revising Exhibit C to reflect the changed quantities for such Section and the Interim Target Price.  When all IFC information for all of the Sections in the below “True-Up Table” is complete and the procedures set forth in this Section 8.4.2 have been completed for all such Sections, the final Target Price will be established and a Change Order the will be issued revising Exhibit C to reflect such final Target Price.

8.4.3           For each of the Sections in the table below, Contractor shall not start the Work at the Job Site on such Section until the final material quantities, and the amount of the Cost Reimbursable Portion of the “trued-up” Target Price attributable to such Section, have been determined in accordance with this Section 8.4.

ITEM	TRUE-UP QUANTITIES SECTION	TRUE-UP SUBMITTAL DATE
SECTION 02	CIVIL STRUCTURAL
	Civil Site Work	1-Apr-13
	Underground Structures	1-Apr-13
	Architectural	1-Apr-13
	Superstructures	7-Jun-13

SECTION 03	MECHANICAL
Equipment (Supplied by Others)
	SCR Catalyst (B-7800) - Static Mixers Only	7-Jun-13
	SCR Catalyst (B-7800)	7-Jun-13
	Dampers (B-7804D)	5-Oct-13

ITEM	TRUE-UP QUANTITIES SECTION	TRUE-UP SUBMITTAL DATE
	ID Fans (B-7802)	15-Nov-13
	Anhydrous Ammonia System (B-7810)	27-Dec-13
	Steam Sootblowers (B-7819)	27-Dec-13
	Sonic Horns (B-7820)	27-Dec-13
	ACI System Supply (B-7821)	27-Dec-13
	Equipment (Supplied by Contractor)	1-Aug-13

Piping Systems (Supplied by Contractor)
	Below Grade Piping Systems (unless noted):	1-Apr-13
	AQCS Low Quality Water Piping System from Brine	10-May-13

	Above Grade Piping Systems (unless noted):	1-Jul-13
	Station Heating Piping System	1-Aug-13
	Service Air Piping System to SCR Area	27-Dec-13
	SCR Soot Blower Piping System	27-Dec-13
	HVAC System	1-Jul-13

	Mechanical Demolition & Relocation Work	10-May-13

SECTION 04	ELECTRICAL
	Electrical Trench (at grade)	1-Apr-13
	Grounding (below grade)/Lightning Protection	1-Apr-13
	Electrical Demolition/Relocation	1-Apr-13
	Equipment (Supplied by Contractor)	3-Sep-13
	Cable Tray	3-Sep-13
	Lighting/ Communications	3-Sep-13
	Cable - Medium Voltage Power	3-Sep-13
	Cable - Low Voltage Power / Control / Instrument and EIs	15-Nov-13
	Conduit & Fittings (Field Routed by Contractor)	15-Nov-13
	Equipment (Supplied by Others)	15-Nov-13
	Cable Terminations	3 -Feb-14

SECTION 05	INSTRUMENTATION & CONTROL
	Instruments (Furnished & installed by Contractor)	5-May-14

ITEM	TRUE-UP QUANTITIES SECTION	TRUE-UP SUBMITTAL DATE
	Instruments (Furnished by Owners & installed by Contractor)	5-May-14
	Calibration and Commissioning of Instruments	5-May-14
	Pedestals	5-May-14
	DCS	5-May-14

SECTION 06	ALLIED ENVIRONMENTAL SOLUTIONS, INC. B-7801
	Allied Equipment	10-May-13
	Allied Piping Systems	1-Aug-13

8.4.4           The technical specification documents will take precedence over the pricing pages in establishing Contractor work scope. Contractor’s as-bid installation unit rates in the pricing pages are to represent and include all scope of work as defined in the technical specifications including specific code compliance items, and construction means and methods.

8.4.5           Changes to quantities of Contractor Supplied Materials and Equipment for field-routed or field-designed material and/or equipment (and the labor to install the same) which were determined after the True-Up Submittal Dates listed in Section 8.4.3 will not be grounds for a Change Order adjusting the Target Price.

8.4.6           If changes are made to material and/or equipment quantities as a result of Owners’ Engineer design changes, after the True-Up Submittal Dates listed in Section 8.4.3, a Change Order will be issued adjusting the Target Price.  The change will be priced using Contractor’s unit rates for similar material or equipment type set forth in Exhibit C.

8.4.7           Contractor must provide sufficient, qualified and dedicated personnel to implement the quantity true-up process and support the true-up schedule detailed above for the duration of the project.

8.5          Deviations From the Target Price. If the Total Construction Cost is less than or greater than the Target Price, as adjusted pursuant to this Agreement, the savings or overage, as applicable, shall be shared by Contractor and Owners in the percentages set forth in the table below.  Overage/underage is computed by beginning at zero and working up (or down if it is an underage) the table to the next category after the maximum band-width in the category is reached.  For a 6% overage, e.g., the first 5% is computed using the shared percentages in the initial (0-5%) category and then the next 1% using the next category’s percentages (5-10%) and the two results are added together for the total amount.

Over/Under Target Price	Contractor Share	Owners Share
+ Over >20% +	[**]%	[**]%
+ 10% to 20%	[**]%	[**]%
+ 5% to 10%	[**]%	[**]%
+ 0 to 5%	[**]%	[**]%
- 0 to - 5% -	[**]%	[**]%
- 5% to - 10%	[**]%	[**]%
- 10% to - 20%	[**]%	[**]%
Under > -20% +	[**]%	[**]%

For example, assuming the Target Price is $100,000,000, then:

(A)  If the Total Construction Cost is $106,000,000 (a 6% overage):

Contractor’s Share would be [**]% of the first 5% of the overage and [**]% of the next 1% of the overage:

Contractor’s Share = ([**] x $5,000,000) + ([**] x $1,000,000) = $[**].

Owners’ Share, which Owners would pay to Contractor, would be [**]% of the first 5% of the overage and [**]% of the next 1% of the overage:  .

Owners’ Share = ([**] x $5,000,000) + ([**] x $1,000,000) = $[**].

(B)  If the Total Construction Cost is $88,000,000 (a 12% underage):

Contractor’s Share, which Owners would pay to Contractor, would be [**]% of the first 5% of the underage, [**]% of the next 5% of the underage, and [**]% of the next 2% of the underage:

Contractor’s Share = ([**] x $5,000,000) + ([**] x $5,000,000) + ([**] x $2,000,000) = $[**].

Owners’ share would be [**]% of the first 5% of the underage, [**]% of the next 5% of the underage, and [**]% of the next 2% of the underage:

Owners’ Share = ([**] x $5,000,000) + ([**] x $5,000,000) + ([**] x $2,000,000) = $[**]

[**]         Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

8.6          Taxes.

8.6.1           Tax Cooperation and Information.  Contractor shall pay all payroll and other related employment compensation taxes for Contractor’s Project Staff; federal, state and other taxes that may be assessed on Contractor’s net income, net worth, license, privilege or gross receipts (other than taxes that are designated as Sales Taxes) arising from this Agreement; and engineering and business license costs (collectively, the “Contractor Taxes”), all of which shall be deemed included in the Fixed Portion.  Sales, Contractor’s Excise Tax, or use taxes (or the equivalent thereof, however designated in non-South Dakota jurisdictions) required to be paid (and for which no exemption is available) in connection with the Work (collectively “Sales Taxes”), including Sales Taxes on Equipment and Materials provided by Contractor, shall be administered by Contractor in accordance with Section 8.6.3.  Contractor understands that the Big Stone Site is not located in Big Stone City, S.D., and therefore Big Stone City sales tax is not legally applicable to the Contractor Supplied Materials and Equipment or services to be provided under this Agreement.  The Target Price includes Contractor Taxes, including Sales Taxes, provided that if any Sales Tax is increased or decreased after the Effective Date, then a Change Order shall be issued increasing or decreasing the Target Price, as applicable, by the amount that the aggregate Sales Taxes payable on the Work would increase or decrease thereby.  Contractor will be reimbursed for the full amount of Sales Taxes legally owing and paid by Contractor in accordance with this Agreement upon proper documentation at the time Owners make payments in respect of Applications for Payment.

8.6.2           Taxes Related to Employment of Persons.  Contractor accepts full and exclusive liability for the payment of any and all contributions or taxes that are measured by wages, salaries, or other remunerations paid to Persons employed by Contractor (and shall ensure that its Subcontractors do the same) for the Work, or which arise by virtue of their employment, and which now or hereafter are imposed by any Governmental Authority.  Such contributions or taxes include those for unemployment insurance, social security insurance, workers’ compensation, old age retirement benefits and other payroll taxes of any kind.  Contractor shall comply with Applicable Law relating to such subjects and any of such taxes or contributions that Owners may be required by any Governmental Authority to pay shall be chargeable against the Target Price.

8.6.3           Tax and Accounting Information.  Contractor shall provide assistance as reasonably requested by Owners or their tax consultant(s) in confirming eligibility and qualification for exemptions from Sales Taxes to the relevant Governmental Authorities.  From time to time during the term of this Agreement and within thirty (30) Days of a request therefor, Contractor shall provide Owners with information, including regarding quantities, descriptions, costs, amounts of taxes paid and allocations of property acquired in connection with the Work as reasonably requested by Owners in connection with the preparation of tax returns, the defense of tax treatment for such items, for the purpose of satisfying regulatory requirements or as otherwise required in connection with calculating, obtaining exemption from, or rebate of, any Sales Tax or Contractor’s Excise Tax.  Contractor shall assist Owners in taking advantage of any Sales Taxes exemption or other exemption or rebate opportunities identified by Owners, to complete and deliver the applicable documentation in respect thereof.  The benefit of any exemption from or rebate of Sales Taxes or contractor’s excise tax belongs entirely to Owners.

8.7          Application For Payment.  Owners shall pay Contractor for the Fixed Portion and the Cost Reimbursable Portion of the Work in monthly installments.  On or before the third (3rd) Day of each calendar month, Contractor shall furnish Owners with an Application For Payment for Contractor’s actual Cost Reimbursable Portion (the “Actual Cost”) incurred through the last Day of the previous calendar month, accompanied by the substantiating data required by Section 8.10 plus the applicable share of the Fixed Portion as set forth in Section 8.8.4.  Each Application For Payment submitted by Contractor that seeks payment for Work involving the removal, alteration, or destruction of any portion of the Existing Facilities, including the Unit, must separately identify:  (i) the removal, alteration, or destruction Work performed and (ii) the portion of the Cost Reimbursable Portion associated with such removal, alteration, or destruction.

8.8          Progress Payments.

8.8.1       Subject to other provisions of this Agreement, the amount of each monthly progress payment shall be computed as follows:

(i)	The Actual Cost of the Work incurred for the preceding month, minus.

(ii)	the shortfall, if any, in the Actual Cost of the Work that is not supported by supporting documentation as required by Section 8.10; plus

(iii)	the applicable share of the Fixed Portion; minus

(iv)	Retainage.

8.8.2       If Contractor can provide missing supporting documentation for Actual Costs, Contractor can resubmit those Actual Costs for payment in the following month’s Application for Payment, so long as the costs are resubmitted no later than sixty (60) days after the rejection by Owners of the original submission.

8.8.3       Owners shall pay the Sum of 8.8.1(i) through 8.8.1(iv), or in the event the Sum of 8.8.1(i) through 8.8.1(iv) results in a credit to Owners, such credit will be deducted from Contractor’s Application for Payment for the following month.

8.8.4       The Fixed Portion shall be invoiced based on the percent completion of earned values in the Project Schedule .

8.9          Payment of Substantiated Amount.  Owners shall pay Contractor the amount of each Application For Payment which has been substantiated by Owners, less Retainage and other amounts properly withheld hereunder; provided, however, that if the Total Construction Cost (taking into consideration the latest Application For Payment) is greater that the Target Price, then, with respect to that portion of the Application For Payment that is for amounts in excess of the Target Price, Owners shall only pay to Contractor the Owners’ Share.  Owners shall make such payment within thirty (30) Days after receipt of the complete Application For Payment, subject to the provisions of this Article 8.  If Owners fail to make a payment in respect of an Application For Payment when due or improperly withhold amounts due to Contractor, interest will accrue on such overdue amounts at the Agreed Rate from the date such amount was due to have been paid to and until (but not including) the date it is paid.  Payments made to Contractor in respect of Work performed by Subcontractors constitute trust funds for such Subcontractors and shall not be commingled by Contractor with other funds of Contractor or its Affiliates.

8.10           Supporting Documentation.  Each Application For Payment submitted by Contractor must be accompanied by the following, all in form and substance satisfactory to Owners:

(i)
a duly executed or acknowledged Contractor’s certification stating that: (a) all Subcontractors have been paid amounts properly due under their respective subcontracts and identifying all Major Subcontractors with whom Contractor has entered into subcontracts; (b) the applicable Work has been performed in accordance with and complies with this Agreement; (c) it has reviewed all financial information contained in the invoice and it is true, correct and complete; and (d) no Liens or Claims have been filed or commenced in connection with the Work; however, Contractor payment shall not be withheld with respect to item (d) in the event Contractor posts a bond to assure payment reasonably satisfactory to Owners in an amount equal to two hundred percent (200%) of the Lien or Claim;

(ii)
duly executed partial or final lien waivers, as appropriate, in the forms set forth in Exhibit F-5 from Contractor and from all Major Subcontractors that are to receive payment.  The final Application For Payment must be accompanied by final and full waivers of claims and Liens from Contractor and, to the extent not previously provided, Major Subcontractors entitled to receive payment in connection with the performance of the Work;

(iii)	a copy of the status report pursuant to Section 4.24.1 for the previous month;

(iv)
subject to Section 8.6.3, a copy of all invoices, with Sales Taxes and contractor excise taxes paid by Contractor indicated on such invoices, payroll reports, and other reasonable evidence as required by Owners to demonstrate that Contractor incurred the Actual Cost; and

(v)
such other information, documents, and other materials: (a) reasonably required by Owners or this Agreement or (b) as may be required by the laws or customs of the jurisdiction in which the Job Site is located in order to protect the owners of the Big Stone Site from Liens or other liabilities.

8.11           Withholding to Protect Owners from Loss.  Owners may, without prejudice to other rights of Owners hereunder, and after notice to Contractor’s Representative by electronic mail or other written means, withhold payment on an Application For Payment or any other amount due to Contractor or a portion thereof (or draw on the Retainage if sufficient funds to withhold are not then available) to the extent such payment is disputed by Owners or because of:

(i)	Contractor’s failure to carry out the Work in accordance with this Agreement or any material breach of this Agreement;

(ii)	other amounts due to Owners from Contractor under this Agreement, including liquidated damages then due and owing;

(iii)
the existence of defective, deficient or nonconforming Work not yet corrected by Contractor whether or not payment for such Work pursuant to Section 8.9 has been previously made.  Contractor may invoice Owners for such amounts withheld in the next regular Application For Payment made after correction or completion of such Work;

(iv)
an amount equal to two hundred percent (200%) of the cost for a third party to complete outstanding Punch List Items.  Amounts withheld for completion of Punch List Items may be invoiced by Contractor in the Application For Payment immediately following satisfactory completion of such Punch List Items; or

(v)
Liens filed or Claims commenced by any Person that has performed a portion of the Work unless Contractor has furnished an acceptable bond (as determined in accordance with this Agreement) to protect Owners therefrom.

8.12           Final Payment.

8.12.1     Reconciliation.  As a condition of final payment hereunder, Contractor shall have submitted a statement summarizing and reconciling all previous Applications For Payment, payments by Owners, Change Orders, and the Retainage.  Such statement shall calculate the Total Construction Cost (including all amounts incurred by Owners that are chargeable against the Target Price pursuant to this Agreement of which Owners have notified Contractor), Contractor’s Share, and Owners’ Share.  Subject to the provisions of this Agreement, within thirty (30) Days of the receipt of such statement, Owners shall pay Contractor all remaining amounts due, including, if the Total Construction Cost is less than the Target Price, Contractor’s Share of such underage.  If, for any reason, the Total Construction Cost is greater than the Target Price and Owners have paid to Contractor more than Owners’ Share of such overage, Owners shall be entitled to retain from the Retainage an amount equal to such excess payment.  If the Retainage is less than the amount of such excess payment, Contractor shall, on demand, pay to Owners the difference between the Retainage and such excess payment.  Notwithstanding anything to the contrary contained herein, the final payment will not become due and payable until: (i) a Certificate of Final Completion has been executed by Owners; (ii) Owners have received all Subcontractor warranties, Operating and Maintenance Manuals, schematics, Design Documents, As-Built Drawings and such other items as are required by this Agreement; (iii) all Permits or other approvals required of Contractor have been submitted to Owners; and (iv) the conditions of Section 8.12.2 and 8.12.3 have been properly completed.  The making of final payment constitutes a waiver by Contractor of all claims against Owners (and their property) not previously made in writing by Contractor, except that nothing herein may be construed to imply a waiver of any right to any amount which is the subject of a written protest in accordance with Article 23 at the time final payment is made.  Owners shall make final payment to Contractor within thirty (30) Days after the date that all of the preceding matters have been completed or have otherwise occurred.

8.12.2     Release.  As a condition of final payment, Contractor shall submit to Owners a conditional waiver and release upon final payment, in form and substance satisfactory to Owners.  Within five (5) Days after Contractor’s receipt of final payment, Contractor shall deliver to Owners an unconditional waiver and release upon final payment that releases all claims of Contractor under this Agreement and represents that all indebtedness connected with the Work for which Owners or their property might in any way be responsible has been paid, waived, or otherwise satisfied; but if any such indebtedness has not been satisfied, Contractor may satisfy this obligation if it furnishes a bond or other security reasonably satisfactory to Owners to indemnify Owners against any such item of responsibility or obligation.  If any Claim of any kind or nature whatsoever is filed in respect of the Work and such Claim or any Lien arises from or is alleged to arise from any failure of Contractor or any Subcontractor to pay the indebtedness connected with the Work, Contractor shall indemnify, defend and hold Owners harmless for amounts that Owners must pay, in defending or discharging such Claim or Lien, including all costs, reasonable attorneys’ fees, charges and interest.  This provision will survive any expiration or termination of this Agreement.

8.12.3     Satisfaction of Obligation.  Notwithstanding any provision to the contrary in this Agreement, Owners and Contractor acknowledge and agree that Contractor will not be entitled to the release of the Retainage unless and until Contractor has achieved Final Completion.

8.13            Disputed Applications For Payment.  If there is any dispute about any amount which is requested by Contractor or which is claimed by Owners to be due and payable by Contractor, Owners will provide notice to Contractor’s Representative of the reasons for such withholding (which notice may be exclusively by electronic mail or other written means), and the amount not in dispute will be promptly paid in accordance with the provisions hereof, and any deduction of a disputed amount that is not specifically agreed to by Contractor or Owners, as applicable, and which is then determined by arbitration, litigation, or by mutual agreement, to have been improperly withheld will be promptly paid by Owners or Contractor, as applicable, together with interest from the date such amount otherwise would have been payable to the date of payment at the Agreed Rate.

8.14            Payment of Subcontractors.  Contractor shall promptly pay each Subcontractor when due the amount to which such Subcontractor is entitled.  Contractor shall, by an appropriate agreement with each Subcontractor, require each Subcontractor to make payments to its sub-subcontractors on the same basis.  Owners have no obligation to pay or to see to the payment of any monies to any Subcontractor except as may otherwise be required by Applicable Law, in which event Contractor shall immediately reimburse Owners therefor, with interest thereon at the Agreed Rate.  Upon reasonable prior notice, Owners reserve the right to make payments due hereunder directly to Subcontractors from and after such time as Contractor:  (i) fails to make any payment to a Subcontractor that is properly due or (ii) upon Owners’ request, fails to provide adequate assurances that Contractor’s financial condition is sufficient to continue to pay such amounts as and when they become due without financial risk to Owners.  The amount of any such payment made by Owners directly to Subcontractors shall be credited against the Target Price.

8.15           Retainage.

8.15.1      Retainage Amount.  Without limiting Owners’ other rights under this Agreement, as security for the performance of the Work and the other obligations of Contractor under this Agreement: (i) Owners shall be entitled to retain (“Retainage”) from payments due to Contractor an amount equal to [**] percent ([**]%) of each such payment to and until the Substantial Completion Date, not to exceed [**] percent ([**]%) of the Target Price until the date of release determined in accordance with Section 8.15.2 (the “Retainage Amount”).

8.15.2      Release of Retainage.  On or after the Substantial Completion Date, Contractor will be entitled to provide an Application for Payment to Owners for the full amount of the Retainage Amount.  Within forty-five (45) Days following receipt of Contractor’s Application for Payment; provided, that a Contractor Default has not occurred, or if occurred, is not continuing, Owners shall pay to Contractor the full amount of the Retainage then held by Owners; provided that Contractor shall have delivered to Owners an irrevocable letter of credit, securing Contractor’s performance of its obligations provided in Article 13, in the amount of [**] percent ([**]%) of the Target Price to remain in place for the duration of the Warranty Period.  Such letter of credit shall provide that Owners’ right to draw upon such letter at any time, or from time to time, but not in an aggregate amount exceeding the initial stated amount of such letter of credit, shall be conditioned upon Owners presenting to the issuing bank an affidavit of an executive officer that Contractor has failed to comply with its obligations under Article 13.

8.16           Overpayment.  Any overpayment by Owners to Contractor shall be deemed to be a mistake of fact and promptly repaid to Owners upon written demand within five (5) Days.

8.17           Tax and Accounting Information.  Contractor shall provide tax and accounting information required by Owners with respect to the Work, including information required for submission to Governmental Authorities.  For accounting purposes, Contractor shall provide to Owners a cost breakdown of the Payment Amount in accordance with the form and systems of accounts provided by Owners.  The sum of the items listed in Contractor’s price breakdown shall equal the Payment Amount.  Overhead and profit shall not be listed as separate items.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

ARTICLE 9

EXCUSABLE EVENTS AND FORCE MAJEURE

9.1         Notice.  Contractor will not be held in default or be liable for delay or failure in performing its obligations hereunder to the extent caused by an Excusable Event or event of Force Majeure.  Contractor shall give notice to Owners not more than five (5) Days after it knew or reasonably should have known of the occurrence of such Excusable Event or event of Force Majeure, but in no event later than thirty-five (35) Days after the occurrence of such event.  Such notice will, to the extent practicable, specify the nature of the occurrence and the reasons why Contractor believes additional time, an increase to the Target Price (in the case of an Excusable Event only) or other adjustment to this Agreement should be granted, the length of the delay occasioned by, and unless otherwise provided herein, the additional costs incurred (in the case of an Excusable Event only, which costs shall be in accordance with Section 10.1.2) by reason of such Excusable Event or event of Force Majeure.  Within thirty (30) Days after receipt of such notice, Contractor shall provide to Owners a more detailed statement of the impact of the occurrence, its recovery plan and a detailed estimate of the effect on the Target Price (in the case of an Excusable Event only) and the Project Schedule.  If it is not reasonably possible to provide a full impact analysis (including establishing the basis for and the amount of any adjustment to the Project Schedule or Target Price) within such thirty (30) Day period, Contractor must provide all information reasonably possible as soon as possible after the information is available to Contractor, but no less frequently than weekly.  Contractor will have up to but not exceeding thirty (30) additional Days to supplement its detailed statement in writing; provided, that it continues to advise Owners on a weekly basis.  Any impact not described with particularity within such maximum sixty (60) Day period is waived, unless the Parties agree to an extension of such period.  Strict compliance with this Article 9 is a condition precedent to the establishment of an Excusable Event or event of Force Majeure itself.  Contractor will be entitled to an increase in the Target Price (in the case of an Excusable Event only), an extension of the Project Schedule, or other adjustment to this Agreement, to the extent that such Excusable Event or event of Force Majeure has a material adverse effect on the ability of Contractor to fulfill its obligations under this Agreement, Contractor has taken precautions, due care, and reasonable measures to mitigate the impact of such effects.  Failure by Contractor to give the required notice hereunder of a claim that Contractor knew or should have known will preclude Contractor’s right to invoke the protection of this Article.  The initial notice provided by Contractor must describe in reasonable detail the efforts of Contractor that have been or are going to be made to overcome or remove the Excusable Event or event of Force Majeure and to minimize the potential adverse impact resulting from such Excusable Event or event of Force Majeure.  If within a reasonable time after an Excusable Event or event of Force Majeure has caused Contractor to suspend or delay performance of the Work, Contractor has failed to take such action as Contractor could lawfully and reasonably initiate to remove or relieve either the Excusable Event or event of Force Majeure, or its direct or indirect effects, Owners may, in their sole discretion and after notice to Contractor, initiate such reasonable measures as will be designed to remove or relieve such Excusable Event or event of Force Majeure, or its direct or indirect effects, and thereafter require Contractor to resume full or partial performance of the Work. All costs incurred by Owners shall be chargeable against the Target Price.

    9.2         Rights Limited.  The rights and remedies set forth in this Article 9 constitute Contractor’s sole and exclusive rights and remedies in the event of an occurrence of an Excusable Event or event of Force Majeure, and Contractor hereby waives all other rights and remedies at law and/or in equity that it might otherwise have against Owners on account of an Excusable Event or event of Force Majeure.  For the avoidance of doubt, Contractor will not be entitled to any adjustment of the Target Price as a result of an event of Force Majeure.

ARTICLE 10

CONTRACT CHANGES

10.1            Owners-Initiated Changes.

10.1.1 Change Order Requests.  Owners may, from time to time, without invalidating this Agreement, order changes in (including additions to or deletions of) the Work or changes in the time for or sequence of completion of all or any portion of the Work (“Changes”), by notification in writing to Contractor (such notice, which will be substantially in the form of Exhibit F-3 hereto, a “Change Order Request”), and the Target Price, Project Schedule, or other applicable provision of this Agreement will be adjusted accordingly in a Change Order.  Each Change Order Request will be accompanied by a description of the Changes requested.

10.1.2 Contractor Response.  Contractor shall, within fifteen (15) Days after receipt of a Change Order Request (unless such time period is extended by mutual agreement of Contractor and Owners or as otherwise herein provided), provide Owners for its review and approval, with a written description of any adjustment to the Target Price, the Project Schedule or any other effect on the Work or the terms of this Agreement resulting from the Changes set forth in the Change Order Request (the “Contractor Response”).  Any adjustment arising out of a Change will be negotiated by Owners and Contractor on an open-book basis utilizing the unit rates, if applicable, set forth in Exhibit C, or if the unit rates are not applicable, then on an open book basis utilizing Contractor’s regular financial methods to account for Changes in direct and support labor, Subcontractors, Construction Equipment and other like elements.  Contractor’s Corporate Overhead and Profit for Change Order Request shall be calculated in accordance with process in Article 8.2.1.

10.1.3 Owners’ Response.  Owners shall, within thirty (30) Days after receipt of Contractor Response (the “Owners Response Period”): (i) notify Contractor as to whether it agrees or disagrees with such Contractor Response, and of Owners’ position regarding the effect of the Changes and the Change Order Request on the Target Price, Project Schedule, or other applicable provision of this Agreement and (ii) embody the agreed upon changes in the Work, the Target Price, or the Project Schedule in a document substantially in the form of Exhibit F-3 to be executed by the Parties (a “Change Order”).  During the Owners Response Period, the Owners Representative and the Contractor’s Representative shall make themselves available and shall use reasonable efforts to meet or otherwise confer to discuss the Change Order Request, Contractor Response and the estimates therein contained, and to answer any questions or clarify any information provided with respect thereto.  Owners or the Owners Representative may request the Contractor’s Representative to provide additional reasonable information or further information and data to the extent Contractor has failed to provide such information and data required to be provided or if there are errors, mistakes, or omissions in any information or data previously provided as part of the estimates contained in the Contractor Response.  If Contractor fails to provide data or information required to be provided as part of the Contractor Response or fails to correct any errors or mistakes in such information or data, which prevents Owners from properly analyzing such data, or information, the Owners Response Period will be extended by that period of time commencing on the date Contractor receives notice of such failure, error, or mistake and ending on the date the correct data and information is received by Owners.

10.1.4 Owners Authorization.  Contractor is not required to perform any Change until a Change Order has been issued therefor or Owners have expressly authorized or directed Contractor in writing to perform a Change prior to such approval, which they are entitled to do.  If Owners so authorize or direct Contractor to proceed with the Change set forth in a Change Order Request prior to issuing a Change Order therefor (the “Owners Authorization”), Owners shall, as part of such Owners Authorization: (i) acknowledge in writing to Contractor that it will issue a Change Order therefor, upon agreement on the effect of the Changes on the Target Price and Project Schedule and (ii) agree to pay Contractor in accordance with the invoicing procedures contained herein any undisputed portion of Contractor’s Actual Costs resulting from such Changes.  Upon receiving such Change Order or such Owners Authorization, Contractor shall perform the approved or authorized Changes in accordance with and subject to all of the terms of this Agreement.  Contractor may not suspend, in whole or in part, performance of the Work during any dispute over any Changes set forth in the Change Order Request or an Owners Authorization or during the review and negotiation of any Change Order based thereon (or any adjustment to the Target Price or Project Schedule to be set forth therein) unless directed to do so by Owners.  Notwithstanding anything to the contrary herein, if directed pursuant to an Owners Authorization issued in accordance with the provisions hereof to proceed with Work as to which a dispute exists about whether such Work is in or out of the scope of Work required of Contractor hereunder, pending resolution of such dispute, Contractor shall (without waiving any rights or remedies with respect to such Change or dispute) proceed with such Work.

10.2           Contractor Change Notice.  If Contractor wishes to make a claim for an adjustment of the Target Price, an adjustment of the Project Schedule, or Change in any other applicable provision under this Agreement (on account of the occurrence of an Excusable Event or event of Force Majeure), Contractor must give notice (“Contractor Change Notice”) in accordance with the time requirements in Article 9.  This Contractor Change Notice must be given by Contractor before proceeding to execute any additional related Work, except in an emergency endangering life or property in which case Contractor may act to prevent threatened damage, injury, or loss.  Contractor shall document and otherwise support any Contractor Change Notice on the same basis and within the thirty (30) and sixty (60) Day periods specified in Article 9.  Owners shall respond to all such Contractor Change Notices within thirty (30) Days after receipt of final documentation from Contractor, setting forth Owners’ position, and, if appropriate, issuing a Change Order or Owners Authorization based thereon.  All Contractor Change Notices must include sufficient documentation for Owners to be able to make a well-informed decision.

10.3           Emergencies.  Any request for a Change claimed by Contractor on account of a need to take action in light of an imminent threat to the health and safety of individuals or property will be determined by the Parties based upon the facts of each such incident.

10.4           Resolution.  In the event of a failure to agree to any adjustment of this Agreement, including, to the Target Price or Project Schedule as required by the terms of this Agreement as a result of a Change Order Request or a Contractor Change Notice, either Party may demand resolution of such issues in accordance with Article 23.

10.5           Contractor Caused Delays.  To the extent any delay or suspension is caused by Contractor or any of its Subcontractors, no adjustment will be made to the Target Price, Project Schedule or other provision of this Agreement.

ARTICLE 11

TEST AND INSPECTIONS

11.1           Tests.  Contractor shall conduct, arrange, or obtain all inspections required to be performed to meet its obligations under this Agreement (including all certification testing and associated reports required by Applicable Law that must be conducted by a qualified independent party), and tests that are necessary for the proper execution and completion of the Work.  Contractor shall provide for or arrange for all testing personnel.

11.2           Witnessing Tests and Inspections.  Contractor’s responsibilities under this Section 11.2 include inspecting and testing such Work (including Contractor Supplied Materials and Equipment) as is customarily inspected or tested in accordance with Professional Standards, including inspecting work in progress at intervals appropriate to the stage of construction or fabrication, whether on or off of the Job Site, as necessary to ensure that such Work is proceeding in accordance with this Agreement and the Project Schedule. Contractor’s inspections and tests shall be conducted in accordance with the requirements of Section 4.8.  All third party inspections, tests, or approvals must be performed by qualified organizations acceptable to Contractor and Owners. Owners shall have the right, with reasonable notice, to witness any inspection or testing activities. If Applicable Law requires any Work to specifically be inspected, tested, or approved, Contractor shall assume full responsibility therefor and furnish to Owners the required certificates of inspection, testing, or approval.

11.3           Defects Found During Inspections and Tests.  After completion of any inspection or test, Owners and Contractor shall consult concerning the results of such test and Owners shall advise Contractor in writing of any Defects or needed adjustments in the Work that were discovered or observed during the performance thereof.  If Contractor is notified of such Defects, deficiencies, or adjustments, Contractor shall immediately commence and promptly: (i) complete corrective measures to rectify such Defects or deficiencies and any other Defects or deficiencies of which it is aware (including, replacement of any Defective parts) and (ii) make any necessary adjustments.

ARTICLE 12

CORRECTION OF WORK

12.1           Correction of Work.  Prior to the Substantial Completion Date, Contractor shall, at the earliest practical opportunity, correct, repair, or replace any portion of the Work that is Defective or does not conform to the requirements of this Agreement, without regard to the stage of completion of the Work or the time or manner of discovery of the Defect or nonconformance.  If other portions of the Work are adversely affected by or are damaged by such Defective or non-conforming Work, Contractor shall, at the earliest practical opportunity, correct, repair or replace such affected or damaged Work.  Contractor shall bear the cost of correcting such Defective or nonconforming Work, including additional testing and inspections and compensation for any Design or engineering services and expenses made necessary thereby to the extent that such Defect or non-conforming Work is caused by Contractor’s errors and omissions.

12.2           Urgent Repairs.  If by reason of any accident, failure, or event occurring to, in, or in connection with the Work or any part thereof either during the execution of the Work or during any period of warranty hereunder, any remedial or other work or repair is in the reasonable opinion of Owners urgently necessary and Contractor is unable or unwilling at once to do such work or repair, Owners may, with their own forces or other contractors, do such work or repair in accordance with Prudent Utility Practices.  If the work or repair so done is Work which Contractor was required to do under this Agreement, all costs and expenses incurred by Owners in so doing less any insurance proceeds received as a result of such event shall be chargeable against the Target Price.  Owners, as soon after the occurrence of any such emergency as may be reasonably practicable, shall notify Contractor thereof in writing.

12.3            Damage to Existing Facilities.  To the extent that Contractor or its Subcontractors cause any physical damage or loss to any equipment, structure, or portion of the Work as to which care, custody, and control and risk of loss has passed to Owners or to the Existing Facilities (but not Work for which care, custody, and control and risk of loss has not yet passed to Owners) in the course of the performance of the Work, Contractor shall be liable for making payment to Owners for the cost to repair, correct, or replace such loss or damage, not to exceed [**] Dollars ($[**]) per occurrence, and Owners otherwise release Contractor from liability for physical damage to or loss of the Existing Facilities or Work as to which risk of loss has passed to Owners, and further causes insurers of Owners to waive rights of subrogation against Contractor for any such damage beyond the above limitation.  Payments to be made by Contractor under this Section 12.3 shall be made to Owners within fifteen (15) Business Days of Owners’ demand therefor.

ARTICLE 13

WARRANTY

13.1           Work Warranty.  Contractor warrants that it will perform the Work as a prudent contractor consistent with Codes and Standards on projects similar to this Work project; and without limiting the generality of the foregoing, that the Work, including the Contractor Supplied Materials and Equipment will: (i) be free from errors, defects or damage in Design, materials, and workmanship; (ii) be new; (iii) be of good quality and good condition; (iv) be delivered, handled, stored (whether on the Job Site or off of the Job Site) and installed in accordance with manufacturers’ and/or Subcontractors’ instructions and requirements; (v) will be performed in a good and workmanlike manner and in accordance with the requirements of the Agreement.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

13.2           Warranty Period.  The “Warranty Period” means a period ending on the [**] anniversary of the earlier of Substantial Completion or Early Operation; provided, however, subject to Section 13.9, the Warranty Period for any Defect that has been properly corrected, repaired or replaced will equal the longer of: (i) [**] Days after completion of such correction, repair or replacement or (ii) the [**] anniversary of the earlier of Substantial Completion or Early Operation, but will not extend beyond the date that is [**] Days following the [**] anniversary of the earlier of Substantial Completion or Early Operation; provided, further, if a Defect is caused by violation of Section 4.39, without limiting the recourse of Owners hereunder, the Warranty Period with respect to any Work which constitutes a first of a kind expires on the [**] anniversary of the discovery of the violation of Section 4.39.

13.3           Defects.  If Owners shall give prompt notice of a Defect to Contractor during the Warranty Period, Contractor shall, upon receipt of such notice, promptly repair, replace, or otherwise take such actions as are necessary to correct such Defects including repair, replacement, disassembly, removal, transportation, reconnection, reinstallation, reassembly, testing, or reperformance necessary to accomplish the remedial Work and perform the Work necessary to restore the Work and the Unit, as necessary, to proper operating condition and shall demonstrate to the reasonable satisfaction of Owners that corrections have been properly made (“Corrective Action”).  If the Defect prevents or restricts the operation of the Work or the Unit, Contractor shall initiate the correction of such Defect within forty-eight (48) hours and thereafter diligently pursue such correction to completion, it being the intent of the Parties that the down time of the Work or Unit be minimized to the greatest extent practicable.  Corrective Action also includes (a) Contractor’s obligation to repair or replace any damage to the Work or Unit caused by any Defect or resulting from Contractor’s Work, including Work required under this Section 13.3 and (b) the services of Contractor’s technical advisers, including Job Site field services by Subcontractors.  Contractor shall use its best efforts to remedy any such failure or breach so as to minimize revenue loss to Owners and to avoid disruption of Owners’ operations; provided, that if the Work or the Unit as part of the Work has ceased operating or is materially and adversely affected in its operations as a result of such a Defect, then Contractor’s efforts shall be undertaken on an emergency basis.  If Contractor fails to initiate and diligently take steps to pursue Corrective Action consistent with Prudent Utility Practices within a commercially reasonable period (or such lesser reasonable period of time in the event of a forced outage) of Contractor’s receipt of notice from Owners and continuously pursue such correction thereafter, Owners may undertake or arrange such corrective action at Contractor’s expense.  The taking of Corrective Action by Owners pursuant to the previous sentence will not limit or void Contractor’s warranty; provided, that the Corrective Action by Owners is in accordance with Contractor’s reasonable recommendations or, in the absence thereof, Professional Standards.  Contractor shall pay or reimburse Owners for any customs, duties, or clearance fees payable on parts or components replaced as part of a Corrective Action.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

13.4           Subcontractor Warranties.  Contractor shall obtain warranties for the benefit of Contractor and Owners from Subcontractors performing portions of the Work or providing Contractor Supplied Materials and Equipment in relation to their respective portions of the Work.  Contractor shall obtain such extended warranties from Subcontractors and suppliers as are required in Exhibit B.  Copies of all warranties and guarantees obtained by Contractor will be provided to Owners as part of the Operating and Maintenance Manuals.  Such warranties must be written to survive Owners’ and Contractor’s tests, inspections, and approvals and must be assignable by Contractor to Owners without Subcontractor consent.  On or after the Warranty Period, at the request of Owners, Contractor shall assign to Owners any Subcontractor warranty for Work, Contractor Supplied Materials and Equipment provided hereunder.  Upon assignment, any such warranty must be in full force and effect in accordance with its terms.

13.5           Primary Liability.  Contractor has primary liability with respect to the warranties set forth in this Agreement, whether or not any Defect or other matter is also covered by a warranty of a Subcontractor or other third party, and Owners need only look to Contractor for Corrective Action.  In addition thereto, Contractor’s warranties expressed herein may not be restricted in any manner by any warranty of a Subcontractor or other third party, and the refusal of a Subcontractor or other third party to provide a warranty or correct defective, deficient or nonconforming Work will not excuse Contractor from its liability as to the warranties provided herein.

13.6           Defect Limitations.  For purposes of this Article 13, normal wear and tear; damage caused by the failure to operate or maintain the affected Work in accordance with the reasonable and practical recommendations set forth in Operating and Maintenance Manuals (or Prudent Utility Practices in the absence of having received all or any portion of the Operating and Maintenance Manuals or if such manuals do not provide sufficient guidance); damage made more severe because of Owners’ failure to conform to Prudent Utility Practices after discovery of defects, non-conformance or damages to the Work; or damage caused by misuse or abuse will not constitute a Defect hereunder.

13.7           Warranty Assistance.  At the request of Contractor, Owners shall furnish, to the extent available, personnel and facilities to assist Contractor in any repairs, modifications, or replacements pursuant to its warranty obligations.

13.8           Reasonable Access.  Owners shall provide Contractor representatives reasonable access to the Work or the Unit as part of the Work for the purpose of performing warranty Work upon reasonable notice during times mutually agreed by Owners and Contractor.  Contractor acknowledges that warranty Work, at the request of Owners, must be coordinated with the ongoing operations of the Unit.  Contractor should anticipate that, absent exigency, Owners will likely schedule time for the performance of warranty work during outages or non-peak periods.

13.9           Root Cause Repairs.  If there are two or more of the same type of Defects, failures, or deficiencies in the Work prior to the end of the Warranty Period, Contractor, at its expense, shall perform a root cause investigation of such failures and, if a root cause is determined to exist and arises from the Work, Contractor shall make such repairs, replacements, or adjustments necessary to correct such root cause.  Contractor shall warrant the specific repairs, replacements, or adjustments rectifying the root cause until the [**] anniversary of the repair, replacement, or adjustment.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

13.10        Exclusivity of Warranties and Remedies.  The warranties provided in this Article 13 are the exclusive remedies as to Defects and no other warranties of any kind, whether statutory, express (either oral or written), or implied (including all warranties of merchantability and fitness for a particular purpose) shall apply.  The remedies set forth in this Agreement are the exclusive remedies of Owners for any failure by Contractor to comply with its warranty obligations set forth in this Article 13; provided, that such limitation shall not limit those rights or remedies available to Owners to redress Contractor’s failure to satisfy other obligations under this Agreement, including obligations to achieve Substantial Completion and Final Completion, which achievement is required to occur by the respective dates guaranteed therefor.

ARTICLE 14

PROTECTION OF PERSONS AND PROPERTY

14.1           Safety Programs.  Contractor shall be responsible for initiating, maintaining, and supervising all safety precautions and programs in connection with the performance of this Agreement, including a fitness for duty policy and other appropriate precautions and programs for areas in and around the Big Stone Site.  Within fifteen (15) Days of the Effective Date, Contractor shall meet with Owners’ Existing Facilities operating personnel regarding the preparation of a plan to ensure proper health, safety, and environmentally sound practices are employed and enforced in the performance of the Work that is compliant with the requirements and expectations set forth in Exhibit S-4 (the “Health and Safety Plan”).  At this meeting Owners operating personnel shall advise Contractor of any Hazardous Materials that are known to be, or suspected to be, in or around the Existing Facilities and may be encountered by Contractor in the performance of the Work.  Within thirty (30) Days of the meeting, Contractor shall prepare and deliver the Health and Safety Plan to Owners.  At a minimum, the Health and Safety Plan shall require Contractor to comply, and shall cause all Subcontractors to comply, with those rules, regulations and procedures set forth in Exhibit H.  The efficacy or implementation of such plan will not relieve Contractor of its obligations under this Agreement.  If Owners become aware of any Work or the performance of any Work, that they reasonably believes constitutes a threat to the health or safety of persons, property, or the environment, then, without limiting any other rights of Owners hereunder, Owners may (but will not be obligated to) immediately suspend the performance of the Work and thereafter promptly advise Contractor of the cause therefor.  Such suspension may be maintained until such cause is removed.  All costs related to such suspension and any other adverse impact on Contractor or the Work attributable thereto shall be the responsibility of Contractor and no relief under this Agreement will be provided.  Owners, in their reasonable opinion, may exclude from the Big Stone Site any individual whose conduct is prejudicial to safety, health, protection of persons, property, or the environment, or is found or suspected to be in violation or in disregard of the requirements of this Article, this Agreement, or Applicable Law.

[**]           Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

14.2           Applicable Law.  Contractor shall give notices and comply with Applicable Law bearing on the safety of Persons, property and the environment or their protection from damage, injury or loss, including all standards of the U.S. Occupational Safety & Health Administration applicable to the Work.

14.3           Safety Precautions.  Contractor shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent damage, injury or loss to:

(i)	employees and Subcontractors or other individuals performing the Work and all other Persons who may be affected thereby, including other individuals on the Big Stone Site;

(ii)
the Work and Contractor Supplied Materials and Equipment, Consumables, and Construction Aids, whether in storage on or off of the Job Site, under the care, custody or control of Contractor or Subcontractors; and

(iii)
other property at the Big Stone Site or adjacent thereto, including trees, shrubs, lawns, walks, pavements, waterways, roadways, structures and utilities, it being agreed that Contractor will be liable for the cost of damages incurred by Owners and caused by Contractor or its Subcontractors.

14.4           Community Relations.  Contractor recognizes the introduction of Contractor’s workforce (and those of its Subcontractors) has the potential to disrupt the local community.  Contractor will proactively alert those individuals for whom it is responsible on the Big Stone Site to exercise due caution entering and leaving the Big Stone Site and to otherwise conduct themselves in a manner consistent with good community relations.

14.5           Security.  In addition to the requirements of Section 4.40, Contractor shall take all precautions and measures as may be necessary to secure the Job Site and other portions of the Big Stone Site on which Work is being performed at all hours, including evenings, holidays and non-work hours.  Contractor is not entitled to rely on security provided by Owners.  Contractor shall coordinate its Job Site security functions with Owners’ existing security functions so as not to detract from, or impose upon, existing security measures at the Big Stone Site.  Contractor shall erect, maintain, or undertake, as required by existing conditions and the performance of this Agreement, all reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notifying Owners and users of adjacent sites and utilities.  Such precautions may include the provision of security guards and/or fencing.

14.6           Dangerous Materials.  When use or storage of dangerous materials or equipment or unusual methods are necessary for execution of the Work, Contractor shall exercise utmost care and carry on such activities only under the supervision of properly qualified personnel.  Explosives shall not be used on the Job Site or the Big Stone Site, without the prior written consent of Owners.

14.7           Safety Personnel.  Contractors shall maintain a ratio of one full-time safety professional, but not less than one full-time safety professional for every 50 workers, which shall include any Subcontractor personnel. Functional responsibilities of Contractor safety professional(s) shall be the implementation of all Contractor safety policies, applicable laws, regulations, codes and Owners Project safety policies, provide training to contractor personnel in the avoidance of work related hazards, and frequent worksite inspections to ensure compliance with safe work practices, hazard control measures and the proper selection and use of personal protective equipment.

Contractor safety professional(s) shall, at a minimum, have at least one of the following; Bachelors or Associates Degree in Occupational Health and Safety or related field, or safety certificate recognized by the Council on Certification of Health, Environment and Safety Technologists, or Certificate of Safety Management recognized by the American Society of Safety Engineers, or Advanced Safety Certificate recognized by the National Safety Council, or other accredited safety designation and two years of full-time professional safety experience.  Additionally, Contractor safety professional(s) or designee shall be currently certified in first aid/CPR, trained in bloodborne pathogen hazards and Automated External Defibrillator (AED) usage.

In addition to the Contractor safety professionals described above, any time Contractor has 100 or more workers at the Job Site, including Subcontractor personnel, Contractor shall maintain at the Job Site a full time resource to administer drug and alcohol testing, provide first aid, and to perform injury case management.

Contractors safety professional(s) shall be vested with the authority, within his or her respective organizations to fulfill the obligations of this position. Additional safety professional(s) may be required based on Contractor or Subcontractor safety performance or at the request of Owners management.

Owners reserve the right to accept, reject or request changes to Contractor safety professional(s) assigned to the project.

14.8           Loading.  Contractor must not load or permit any part of the construction, the Job Site or other portions of the Big Stone Site to be loaded so as to endanger the safety of Persons or property.

14.9           Notices to Owners.  Contractor shall immediately (and in each case, but in no event later than a period of time equal to one-half the amount of time Owners have to report any incident to a Governmental Authority) notify Owners by telephone or messenger of any and all potential lost time accidents, recordable injuries (as defined under OSHA), and any property damage arising out of or in connection with the Work.  Contractor shall provide Owners with a written report, giving of full details and statements of any witnesses within twenty-four (24) hours of the occurrence of the event.

14.10        Hazards and Training.  Contractor shall furnish adequate numbers of trained, qualified, and experienced personnel and appropriate safety and other equipment in first-class condition, suitable for performance of the Work.  Such personnel shall be skilled and properly trained to perform the Work and recognize all hazards associated with the Work.  Without limiting the foregoing, Contractor shall participate in any safety orientation of Owners (or any Owners Affiliate) familiarization initiatives related to safety and shall strictly comply with any monitoring initiatives as determined by Owners.  Contractor acknowledges that it has visually inspected all equipment, structures, and property of Owners to determine the existence of hazards incident to working thereon or thereabouts, and has adopted suitable precautions and methods for the protection and safety of its employees and the property.

14.11        Drug and Alcohol.  No individual will perform any of the Work while under the influence of any illegal or controlled substance or alcohol.  No alcohol may be consumed four (4) hours prior to any individual’s performance of the Work or anytime during the workday.  An individual will be deemed under the influence of alcohol if a level of .02 percent blood alcohol or greater is found.  In addition to the requirements of the drug and alcohol testing program set forth in Exhibit H, Contractor shall: (i) require drug tests within six (6) months prior to starting work at the Big Stone Site as a condition of employment for all of Contractor’s and Subcontractor’s individuals working at the Big Stone Site; (ii) institute a random drug and alcohol testing program covering all individuals that will perform any of the Work; (iii) promptly, upon the written request of Owners, perform drug and/or alcohol tests on all individuals that will perform any of the Work; and (iv) perform drug and alcohol tests on any individual that will perform any of the Work under either of the following circumstances (a) where the individual’s performance either contributed to an accident or cannot be completely discounted as a contributing factor to an accident which involves off-site medical treatment of any individual or (b) where Owners determine in their sole discretion that there is reasonable cause to believe such individual is using drugs or alcohol or may otherwise be unfit for duty.  Individuals tested in accordance with clause (a) or (b) above will not be permitted to perform any Work until the test results are established.  Contractor shall be solely responsible for administering and conducting drug and alcohol testing, as set forth herein.  As applicable and in addition to any other requirements under this Agreement, Contractor shall develop and strictly comply with any and all alcohol and drug testing requirements required by Applicable Law.  Notwithstanding anything to the contrary herein, if the rules and regulations of Owners pertaining to the Big Stone Site are at any time more stringent than the requirements of this Agreement, Contractor will comply and cause its Subcontractors to comply with such more stringent rules and regulations.

ARTICLE 15

SEPARATE CONTRACTORS AND ACTIVITIES BY OWNERS

15.1           Separate Work.  Owners reserve the right to perform either with its own forces or through other contractors and subcontractors construction or operations related to the Work or the Unit as part of the Work or any other construction or other work at the Job Site or the Big Stone Site.

15.2           Integration.  Contractor shall use reasonable best efforts to arrange the performance of the Work so that the Work and the work of Owners’ forces or any of its separate contractors are properly integrated, joined in an acceptable manner and performed in the proper sequence without any disruption or damage to the Work, the work or business operations of Owners or any work of Owners’ forces or its separate contractors.

15.3           Coordination.  Contractor shall provide for coordination of the activities of Contractor’s, and its Subcontractors’ forces with the activities of Owners’ forces and each of its separate contractors and Owners, as applicable in accordance with the coordination plan established pursuant to Section 4.21.

15.4           Use of Job Site.  Contractor shall afford all separate contractors reasonable opportunity for storage of their materials and equipment and for performance of their work on the Job Site.  Owners shall direct all separate contractors to cooperate with Contractor and to avoid actions that could unreasonably interfere with the activities of Contractor.

15.5           Deficiency in Work of Owners and Separate Contractors.  Without otherwise limiting Contractor’s obligations under this Agreement, if part of Contractor’s Work depends for proper execution or results upon construction or operations by Owners or another separate contractor of Owners, Contractor shall, prior to proceeding with that portion of the Work, promptly report to Owners any discrepancies or defects in such other construction or operations that would render it unsuitable for proper execution and results by Contractor.  The Parties shall resolve in good faith any such discrepancies or defects or any disagreements relating thereto, and Owners shall correct or cause the separate contractor to correct its defects and deficiencies.  Failure of Contractor to promptly report discrepancies or defects of which it has or upon reasonable investigation should have had knowledge shall constitute an acknowledgment by Contractor to Owners that Owners or separate contractor’s completed or partially completed construction or operations are fit and proper to receive Contractor’s Work, except as to discrepancies and defects not then reasonably discoverable.

ARTICLE 16

INTELLECTUAL PROPERTY

16.1           Ownership/License.

  16.1.1           Retain and Use.  Subject to Owners’ license rights hereunder and Section 16.2, Contractor warrants that it: (i) owns or controls the Design Documents and the Intellectual Property therein contained; and (ii) has and will grant Owners all rights reasonably necessary for Owners to exercise the rights granted in Section 16.1, all at no additional expense to Owners.

  16.1.2           Information.  Contractor shall deliver copies of the Information to Owners in tangible, electronic, or other media format requested by Owners, which tangible, electronic, or other media form (but not the underlying intellectual property) will become the property of Owners upon receipt.

  16.1.3           Irrevocable License.  Contractor hereby grants to Owners (and their Affiliates) an irrevocable, permanent, transferable, sublicensable, nonexclusive, fully assignable, royalty-free, paid-up license to copy, perform, display, and otherwise use the Information and Intellectual Property to allow Owners (whether by them or their Affiliates’ employees, independent contractors or agents) to operate, maintain, repair, train personnel, modify, improve, and alter the Work, any Component or replacement thereof.  Owners have the right to retain, copy, execute, modify, create derivative works of, and use copies of the Information and the Intellectual Property and the information contained therein or related thereto for the foregoing purposes.

  16.1.4           Proprietary Calculations.  Upon request by Owners, Contractor will (and will cause all applicable Subcontractors to) provide any confidential or proprietary design calculations and other formulas not otherwise provided to Owners hereunder which may be needed by Owners in the operation, maintenance, repair, modification, improvement, or alteration of the Work, or any Component thereof.  In the event that providing access to such information is limited by Contractor’s agreements with its Subcontractors, Contractor shall make a good faith effort to obtain the consent of such Subcontractor.  Owners may convey the information provided by Supplier under this Section 16.1.4 without prior written consent (but on notice to Contractor) to any (i) third party test contractor or (ii) Governmental Authority to the extent such information is necessary or required to satisfy or comply with any legal or reporting, or disclosure obligation from such Governmental Authority; provided, that Owners makes a good faith effort to protect or redact the information provided under this Section 16.1.4.

  16.1.5           Non-exclusive License.  Owners hereby grant Contractor a personal, limited, nonexclusive, and nontransferable license to use any proprietary information received from Owners for the sole purpose of performing the Work.  The term of such license shall end upon the earliest of: (i) Final Completion; (ii) termination of this Agreement; or (iii) Owners’ revocation of such license.  Without Owners’ prior written consent, any transfer of control of Contractor shall void such license.  Contractor shall indemnify, hold harmless, and defend Owners from any misuse of the license rights granted in this Section 16.1.5.

  16.1.6           Transfer and Assignment.  The licenses and rights granted to Owners (and their Affiliates) pursuant to this Section 16.1 and the tangible and electronic forms of Information provided to them may be transferred, assigned or sublicensed to any Person to whom the Facility is sold, leased, assigned or otherwise transferred or to any transferee, assignee, or successor in interest of Owners (or any of their Affiliates).

16.2           Indemnity Against Intellectual Property Infringement.

  16.2.1           Indemnity.  Contractor warrants that all Intellectual Property rights which may exist in the Information or other items furnished hereunder in connection with the Work are now (or will at their creation be) vested in Contractor (or that Contractor shall then be able to grant to Owners (and their Affiliates) the license rights referred to in Section 16.1).  Contractor shall defend, indemnify, and hold harmless Owners (and their Affiliates) against all Liabilities arising from any Claim for infringement or misappropriation of any Intellectual Property that either: (i) concerns any Work, including the Information; (ii) is based upon or arises out of the performance of the Work; or (iii) is based upon or arises out of the Design or construction and use of any Work under this Agreement.  Owners shall provide Contractor with reasonably prompt notice of any claim or legal action for infringement.

  16.2.2           Claim of Infringement.  If any of the Work (or any part or Component thereof) becomes subject to a claim of infringement, misappropriation, or any related injunction, or if Contractor believes that it may be subject to such a claim, Contractor shall remedy the same at its expense by any reasonable means, including: (i) replacing or modifying the allegedly infringing element(s) without loss of functionality and without adversely affecting Unit operations and any license rights granted to Owners hereunder, or (ii) securing for Owners the right to continue to use such element(s) without loss of functionality and without adversely affecting Unit operations and any license rights granted to Owners hereunder.

16.3           Contractor’s Responsibility for Litigation.  If any Claim for infringement or misappropriation results in a Claim against Owners, Contractor shall, as an Indemnifying Party, undertake its indemnification obligations in accordance with Section 20.3.

16.4           Assistance.  If Contractor has charge of any Claim brought against Owners, Owners, at Contractor’s expense, shall render such assistance as Contractor may reasonably require in the defense of such suit; provided, that Owners have the right to be represented therein by counsel of their own choice and at their own expense.

16.5           Injunction.  If Owners or Contractor is/are enjoined from completing the Work or any Component thereof or from the use, operation or enjoyment of the Work or any Component thereof or any permitted use of the Information or any Intellectual Property as a result of any Claim, Contractor shall have such injunction removed at no cost to Owners.  Any failure to secure such injunction shall not constitute an event of Force Majeure hereunder.

16.6           Contractor’s Continuing Obligation.  The acceptance of the Work by Owners, including Contractor Supplied Materials and Equipment, engineering, and/or Design will not be construed to relieve Contractor of any obligation hereunder.

16.7           Limitations and Conditions.  If any Claim of infringement arises, Contractor shall, at its option and at its expense, promptly in a way satisfactory to Owners: (i) procure for Owners the rights or (ii) modify the infringing item, so that such item becomes non-infringing or falls within the scope of the license right granted by Contractor to Owners.  Furthermore, if such claim or legal action for infringement threatens to affect the operation of the Unit or the Work or any Component or other portion thereof in the reasonable judgment of Owners, Contractor shall promptly undertake the obligations set forth in the previous sentence.  Contractor will have no obligation as described in this Article 16 for any design, Component, or process that Contractor is directed by Owners in compliance with Owners’ specifications to incorporate in the Work.  The provisions of this Article 16 shall apply to any allegation of infringement that occurs during the use of the Work.  The indemnification and other provisions of this Article 16 shall survive the termination or expiration of this Agreement.

16.8           Availability of Intellectual Property.  The rights and license granted under or pursuant to this Agreement by Contractor to Owners are, for all purposes of Section 365(n) of Title 11 of the United States Code, licenses or rights to “intellectual property” as defined therein.  During the term of this Agreement, Contractor shall create and maintain current copies to the extent practicable of all such intellectual property or its embodiment, including the Design Documents and proprietary calculations.  If a bankruptcy proceeding is commenced by or against Contractor under Title 11, Owners shall be entitled to a copy (including electronic format) of any and all such intellectual property and all embodiments of such intellectual property, and the same, if not in the possession of Owners, shall be promptly delivered to it: (i) upon Owners’ written request following the commencement of such bankruptcy proceeding, unless Contractor, or its trustee or receiver, elects within thirty (30) Days to continue to perform all of its obligations under this Agreement or (ii) if not delivered as provided under clause (i) above, upon Owners’ written request following the rejection of this Agreement by Contractor.  If Owners have taken possession of all applicable embodiments of the intellectual property of Contractor pursuant to this Section 16.8 and the trustee in bankruptcy of Contractor does not reject this Agreement, Owners shall return such embodiments upon request.  If Contractor seeks or involuntarily is placed under Title 11 and the trustee rejects this Agreement as contemplated under 11 U.S.C. 365(n)(1), Owners hereby elect, pursuant to Section 365(n) to retain all rights granted to Owners under this Agreement to the extent permitted by Applicable Law.

ARTICLE 17

REPRESENTATIONS AND WARRANTIES

17.1           Contractor.  Contractor hereby represents and warrants the following to Owners, on and as of the Effective Date, which representations and warranties shall survive the execution and delivery of this Agreement, any termination of this Agreement and the final completion of the Work:

(i)
it is able to furnish the tools, Contractor Supplied Materials and Equipment, Consumables and Construction Aids, labor, supervision and demolition, Design, and construction services required to complete the Work and perform its obligations hereunder, and has sufficient experience and competence to do so;

(ii)	it is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois;

(iii)	it is authorized to do business in the State of South Dakota and properly licensed by all Governmental Authorities having jurisdiction over Contractor or the Work;

(iv)
Contractor has had the opportunity to visually examine the Big Stone Site and has acquainted itself with the general and local conditions, as well as other reasonably observable conditions that may influence the performance of the Work, including the requirements of Applicable Law, the other construction activities that will be performed on the Big Stone Site during performance of the Work, the visible condition of Existing Facilities on the Big Stone Site that will be utilized, integrated into, interconnected with or modified in the performance of the Work and building standards and trade practices affecting the Work;

(v)
no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending against or, to the knowledge of Contractor, threatened against or affecting Contractor or any of its properties, rights, revenues assets or the Work (a) which could reasonably be expected to have a material adverse effect on the properties, business, prospects, operations or financial condition of Contractor or (b) which could reasonably be expected to have a material adverse effect on the ability of Contractor to perform its obligations under this Agreement; and

(vi)
this Agreement has been duly authorized, executed, and delivered by it and constitutes the legal, valid, and binding agreement of Contractor, enforceable against Contractor in accordance with its terms.

17.2           Owners.  Each Owner hereby represents and warrants the following to Contractor, on and as of the Effective Date, which representations and warranties shall survive the execution and delivery of this Agreement, any termination of this Agreement and the final completion of the Work:

(i)	it is duly organized, validly existing and in good standing under the laws of the state of its formation and is duly qualified to do business in the State of South Dakota;

(ii)
except as set forth in its publically available filings with the U.S. Securities and Exchange Commission, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending against or, to its knowledge, threatened against or affecting it or any of its properties, rights, revenues, assets (a) which could reasonably be expected to have a material adverse effect on the properties, business, prospects, operations or financial condition of it or (b) which could reasonably be expected to have a material adverse effect on its ability to perform its obligations under this Agreement; and

(iii)	this Agreement has been duly authorized, executed, and delivered by it and constitutes the legal, valid, and binding agreement of it, enforceable against it in accordance with its terms.

ARTICLE 18

CONFIDENTIAL INFORMATION

18.1           Confidential Information.  The Parties have an interest in maintaining the confidentiality of proprietary information that will be furnished pursuant to this Agreement.  Each Party shall keep in confidence any such information that in good faith is proprietary and which: (i) is specifically designated in writing as being “confidential” or (ii) is disclosed orally, visually or by way of consigned items, and is orally identified as “confidential” at the time of disclosure, which oral identification is confirmed in writing within ten (10) Business Days (“Confidential Information”).  Each Party agrees not to disclose Confidential Information without the prior written permission of the Disclosing Party other than to its directors, officers and employees, agents, contractors, and consultants who reasonably need to have access to such portion of such Confidential Information or use any such information for other than the purpose for which it is supplied, except as provided herein.  Information relating to commercial terms of this Agreement shall also be treated as “Confidential Information;” provided, however, such restriction is intended only to prevent disclosure of the Target Price, Payment Amount, Retainage terms, outage schedules, limits of liability, liquidated damage categories and amounts, warranty provisions, intellectual property provisions, wage rates and unit rates, information obtained by Contractor subject to NERC Requirements, and is not intended to restrict Owners from use of the form of agreement.  Each Party shall be responsible for requiring any third party (excluding such Party’s (or its Affiliates’) officers, directors, employees and counsel who, in each case, will be informed of the requirement to comply with the terms of this Section 18.1, but including agents, contractors, and consultants who are not officers, directors, or employees of Owners) to whom it wishes to disclose Confidential Information to enter into a confidentiality agreement on reasonable terms and conditions that are customary for confidentiality agreements for similarly situated parties receiving proprietary information comparable to the Confidential Information.  Each Party agrees with respect to Confidential Information, to hold the same confidential for the longer of a period of five (5) years from receipt or for a period of three (3) years from the earlier to occur of termination or Final Completion.  The provisions of this Article 18 shall not apply:

(a)	to information which the Receiving Party can substantiate:

(1)	was in the possession of the Receiving Party at the time it was initially furnished, without a breach of this provision;

(2)	is or becomes part of the public domain without a breach of this provision by the Receiving Party;

(3)	is received from a third party who is, to the knowledge of the Receiving Party, under no restriction regarding disclosure;

(4)	that the Receiving Party either independently developed or had independently developed for it and was not obtained, in whole or in part, from the Disclosing Party; or

(5)	that the Disclosing Party authorized the Receiving Party to disclose.

Such information will not be deemed to be within one of the foregoing exceptions if it is merely embraced by more general information available on a non-confidential basis to the Receiving Party;

(b)
to the extent that a Receiving Party is required to disclose information pursuant to Applicable Law, discloses it to the South Dakota Public Utilities Commission or other Governmental Authority, or uses information in connection with any legal proceeding or Dispute under Article 23 hereof; provided, that in such disclosure or use, the Party takes reasonable steps to make the other Party’s Confidential Information subject to any available procedures for maintaining its confidentiality; or

(c)	Information that is inappropriately identified as “Confidential” when it is not specifically permitted to be categorized as Confidential Information under this Agreement.

The Parties acknowledge that a violation of provisions of this Section 18.1 by a Party would cause irreparable harm to the Disclosing Party for which no adequate remedy at law exists.  Each Party therefore agrees that, in addition to any other remedies available, the Disclosing Party shall be entitled to seek injunctive relief to enforce the terms of this Section 18.1, including to prevent a breach or contemplated breach hereof, without, in any case, proof of actual damages or the posting of any bond or security, which posting is hereby waived to the fullest extent permitted by Applicable Law.

18.2           Import or Export of Technical Data.  Contractor agrees to comply with Applicable Law regarding the import or export of technical data or information or any product based thereon and shall not ship or communicate or allow to be shipped or communicated, either directly or indirectly, any technical data or information or any product based thereon in connection with the Work to any country or from any country to or from which such shipment or communication is prohibited by Applicable Law.

18.3           Third Party Proprietary Information.  Contractor also agrees to enter into confidentiality agreements with third parties at Owners’ request and to keep in force confidentiality agreements concerning third parties’ proprietary information, which agreements shall permit Contractor to use such parties’ proprietary information solely in connection with the Work.  Such agreements are to be consistent with current industry practices and will not contain provisions that preclude Contractor’s participation in other projects or work.

18.4           Public Relations.  Contractor agrees that all public relations matters arising out of or in connection with the Work will be the sole responsibility of Owners. Contractor shall obtain Owners’ prior written approval of the text of any announcements, publications, photographs, or other type of communication concerning the Work which Contractor or its Subcontractors wish to release for publication, which approval may be withheld in Owners’ sole discretion.

ARTICLE 19

HAZARDOUS SUBSTANCES

19.1           Hazardous Substances.

  19.1.1           Hazardous Substance Responsibilities.  If, in the course of performance of the Work, Contractor either spills, leaks, or releases (including threatened releases) Hazardous Substances into the environment or encounters Hazardous Substances (or a substance it reasonably believes is a Hazardous Substance) on the Job Site, except as contemplated by Section 19.1.3, or any portion of the Big Stone Site on which Work must occur, in such quantities or at such levels that may require investigation or remediation pursuant to Applicable Law, Contractor shall immediately suspend the Work in the area affected (except as provided below) and immediately orally report the condition to an individual on the Emergency Notification List and to the Owners Representative followed as soon as reasonably possible by a written notice to the Owners Representative.  In any such event, the obligations and duties of the Parties are as follows:

(i)	Owners may direct Contractor to take appropriate immediate mitigating action;

(ii)
to the extent such condition involves:  (a) a Hazardous Substance introduced to or created during the performance of the Work, on or under the Job Site or the Big Stone Site by Contractor or its Subcontractors; (b) a Hazardous Substance contained in or packed with Equipment provided by Contractor or its Subcontractors as part of the Work; (c) the negligent or intentional spill, leak, release, or threatened release by Contractor or its Subcontractors of a Hazardous Substance used by Owners in the operation or maintenance of the Existing Facilities or the Work or a portion thereof; provided, that such Hazardous Substance was properly contained and labeled (or other adequate warning had been given of its existence); (d) a Contractor responsibility to the extent provided in Section 19.1.3; or (e) the negligent or intentional exacerbation by Contractor or its Subcontractors of an Owners Hazardous Substance of which Contractor or its Subcontractors was aware or should have been aware (Hazardous Substances described in clauses (a) through (e) collectively, “Contractor Hazardous Substances”), then any investigation, response, removal, cleanup, or other remedial action required (1) to restore the status quo ante and (2) by Applicable Law or any Governmental Authorities (collectively, “Environmental Action”) shall be performed by Contractor;

(iii)
if the condition does not involve a Hazardous Substance in such quantities and/or at such levels that may require investigation or remediation pursuant to Applicable Law, Contractor shall, promptly after receiving written notice from Owners authorizing Contractor to recommence activities in the subject area, resume the portion of the Work that had been suspended;

(iv)	if such condition involves an Owners Hazardous Substance, except to the extent as provided in clause (ii) above, then any Environmental Action shall be performed by Owners; and

(v)
except as otherwise required by Applicable Law, any Environmental Action, notification and other communication with third parties, including Governmental Authorities, and reports and documentation related to such Environmental Action shall be undertaken by Owners.

Contractor shall use diligent efforts to avoid any adverse effect on, or impediment to, the efforts undertaken by Owners, their agents, or independent contractors in connection with any Environmental Action or other remedial work Owners deem appropriate at the Job Site or the Big Stone Site during the term of this Agreement.  The Parties acknowledge and agree that Contractor shall not commence or continue any construction activities on any portion of the Job Site or the Big Stone Site on, in, or under which Environmental Actions or other remedial actions are to be (or are being) performed until such actions are to the point where construction activities will not interfere with such actions, as evidenced by appropriate certifications from the applicable environmental engineer or remediation contractor and any required approvals of any applicable Governmental Authorities.  Contractor agrees to use good faith diligent efforts to continue the unaffected portions of the Work and to adjust and schedule its activities at the Job Site or the Big Stone Site so as to minimize, to the extent reasonably practicable, any adverse effect on the cost and progress of the Work resulting from the performance of any remedial actions.

  19.1.2           Contractor Obligations.  Contractor shall not generate, dispose, bring, transport, or store (and shall prohibit Subcontractors from generating, disposing, bringing, transporting, or storing) Hazardous Substances to or on the Job Site or the Big Stone Site, and shall not utilize (and shall prohibit Subcontractors from utilizing) any construction materials or equipment (whether or not totally enclosed) containing asbestos, polychlorinated biphenyls, benzene, lead or urea formaldehyde; provided, however, that Contractor (and Subcontractors) may use and store (if properly containerized and labeled) in quantities reasonably necessary to perform the Work the following, but only in accordance with Applicable Law:  gasoline, diesel fuel, fuel oil(s), gravel(s), lube oil(s), greases, sealant(s), combustible gases, form oil(s), solvent(s), adhesives, and all other materials, that are normally used or consumed in or during construction or testing of the work and its constituent Systems and Components.  Contractor shall not bring or store any other Hazardous Substances to the Big Stone Site without the specific prior written authorization from Owners.  Contractor shall provide Owners with Material Safety Data Sheets in English, (“MSDSs”) properly completed covering any Hazardous Substance brought to the Big Stone Site and furnished by Contractor (or its Subcontractors).  Contractor shall maintain on the Job Site, at all times, complete records and inventories, including MSDSs of materials described in this Section 19.1.2 that are being used by it or its Subcontractors, or any Persons for whose actions it is responsible on the Big Stone Site. Contractor shall be responsible for the management, prompt removal, cleanup and off-site disposal of Hazardous Substances brought to or generated at the Big Stone Site by Contractor or any Subcontractor, including Hazardous Substances contained or packed in Equipment.  In this regard, Contractor shall comply, and shall cause its Subcontractors to comply, with all Applicable Law and the Hazardous Substances Management Plan.  Contractor shall have ownership of and title to all contaminated media created in performing its obligations under Section 19.1.1(ii) (except obligations set forth in Section 19.1.3 relating to Hazardous Materials delivered to Owners for disposal) and this Section 19.1.2, and shall have sole responsibility in responding to such conditions including complying with reporting obligations, providing for access restrictions and warnings, manifesting and any other obligations under Applicable Law.

Owners shall determine whether reporting is required under Applicable Law and shall initiate the reporting of conditions on the Job Site if required.  Unless Owners provide written authorization, Contractor acknowledges and agrees that it shall not report, or cause any other person to report, any information regarding environmental conditions to any Governmental Authority except as required by Applicable Law.  Contractor shall use its best efforts to afford Owners an opportunity to present all objections and defenses Owners or Contractor may have prior to the making of such report by Contractor.  Contractor retains its obligation to report to Owners any conditions requiring remediation, special handling or disposal requirements involving Contractor Hazardous Substances.  Contractor shall be responsible for emergency notification to Owners, in accordance with Section 4.17, as well as additional immediate and follow-up reporting with respect to any discharge or release of a Hazardous Substance into the environment at the Job Site or the Big Stone Site that occurs after the Effective Date arising out of performance of the Work by Contractor or its Subcontractors.

19.1.3      Hazardous Substances Identified by Contractor.  Contractor acknowledges that the process of performing the Work and integrating the Work into the Unit may require the identification and removal of asbestos, lead paint, and possibly other Hazardous Substances that will be disturbed by the Work from Unit structures.  Identification and removal of such Hazardous Substances will be the responsibility of Contractor, subject to the conditions set forth in this Section 19.1.3.

(i)
Qualified Contractor personnel shall perform visual inspections of the Unit prior to commencing any Work.  Contractor shall identify each specific area where such Hazardous Substances (x) are, or may reasonably be present and would be disturbed by performance of the Work involved in integrating the Work into the Unit; and (y) that accordingly need to be removed.  Contractor shall then outline each specific area where remediation is expected to be required with brightly colored paint or other method approved by Owners.

(ii)
After Contractor has performed the foregoing inspection and marking, Contractor shall engage a Subcontractor, reasonably acceptable to Owners, licensed to perform Hazardous Material abatement and remediation.  Contractor and Subcontractor shall jointly develop, plan, and estimate the cost and time to complete the subject abatement.  The plan and estimate shall be delivered to Owners for their acceptance. Upon such acceptance Owners shall issue a Change Order adjusting the Target Price for the required Hazardous Material abatement.  Upon receipt of Change Order, Contractor shall proceed with the abatement scope included in the Change Order.  Contractor shall cause to be deposited all Hazardous Materials removed into appropriate disposal containers provided by Contractor or its Subcontractor.  Owners shall, in coordination with Contractor, provide for the disposal of such Hazardous Materials.  Owners shall retain title to all such  Hazardous Materials.

(iii)
Contractor shall manage the progress of the abatement Work, and shall provide Owners with daily timesheets and updates as to the progress of the Work and whether the materials encountered are different than what was expected as the basis of previously submitted estimate, and subsequent approved Change Order.  If the materials are different than the materials used as the basis of the previously approved Change Order, Contractor, Subcontractor and Owners shall jointly develop a revised estimate to more accurately reflect the estimated final costs.  Upon receipt of revised estimate, Owners shall issue a new Change Order adjusting the Target Price.

(iv)	Contractor’s plan and estimate in items (ii) & (iii) above shall include costs to maintain the Project Schedule as described in Article 6.

19.1.4      Labeling.  Contractor and its Subcontractors shall properly store, label and dispose of Hazardous Substances that either of them introduces to the Big Stone Site or creates during the performance of the Work.  Contractor and its Subcontractors shall train their respective employees in the safe usage and handling of Hazardous Substances, including any training that is required either by the Hazardous Substances Management Plan or Applicable Law.

ARTICLE 20

INDEMNIFICATION

20.1        Contractor’s Indemnity.

20.1.1      Indemnity.  To the fullest extent permitted by Applicable Law, Contractor shall indemnify, defend, and hold harmless Owners, Owners Engineer, and their respective successors, assigns, officers, directors, members, employees, agents, Affiliates, and representatives (collectively, the “Owners Indemnitee(s)”), from and against any and all claims, causes of action, proceedings, demands or suits (collectively, “Claims”) and any and all judgments, liabilities, losses, expenses, damages, fines or penalties, including court costs, reasonable attorneys’ fees and costs (whether incurred as the result of a third party claim or a claim to enforce any indemnity obligation of Contractor), and pre- and post-judgment interest (collectively “Liabilities”), to the extent arising from or in connection with: (i) Claims of third parties relating to performance by Contractor, its Subcontractors, agents, or anyone directly or indirectly employed by them or anyone for whose acts they may be responsible, of the Work or Contractor’s other obligations under this Agreement, except as excluded below, without regard to the legal theory underlying such Claims or Liabilities, including strict liability; (ii) Claims by any Governmental Authority arising from violations of Applicable Law and rectification of the causes of such violations, but limited to the extent such Claims hereunder relate to the performance by Contractor, its Subcontractors, agents or anyone directly or indirectly employed by them or anyone for whose acts they may be responsible, of the Work or Contractor’s other obligations under this Agreement; and (iii) Claims by any Governmental Authority for taxes that are the responsibility of Contractor or any of its Subcontractors or any of their respective agents or employees with respect to any payment for the Work made to or earned by Contractor or any of its Subcontractors or any of their respective agents or employees under this Agreement; provided, however, Contractor’s indemnity shall not apply to the extent any such Claims or Liabilities arise or result from the negligent or intentionally wrongful acts or omissions of Owners.  This indemnification, defense, and hold harmless obligation shall survive the termination or expiration of this Agreement until the expiration of the applicable statutes of limitation therefor.  In claims against any Owners Indemnitee under this Section 20.1 by an employee of Contractor, a Subcontractor, anyone employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Section 20.1 is not limited by a limitation on the amount or type of damages, compensation or benefits payable by or for Contractor, a Subcontractor or any other above-referenced Person under compensation acts, disability benefit acts, or other employee benefit acts.  Notwithstanding the foregoing, Owners and Contractor agree that “Claims of third parties” identified in (i), above, shall not include any Claim for any consequential, special, incidental, punitive, exemplary or indirect damages, including, without limitation, lost revenue, lost profit, lost shop space, damage to reputation, and interest or finance charges that does not arise absent personal injury or death or property damage to such third party.  Further, the Contractor’s obligation under (i) shall be solely limited to the extent such damages arise directly from such personal injury, death, or property damage.

20.1.2      Duty to Defend.  Contractor’s obligation to defend Owners is independent of and in addition to Contractor’s duty to indemnify and hold Owners harmless.  If any person asserts a Claim of a type described in Section 20.1.1 and alleges damages for which Owners could be held liable, then Contractor shall also have a duty to defend Owners, notwithstanding any allegation of contributory negligence of Owners.

20.2        Owners’ Indemnity.  To the fullest extent permitted by Applicable Law, subject to Section 1.4, Owners shall indemnify, defend, and hold harmless Contractor, its Affiliates and their respective officers, directors, employees, agents, and representatives (the “Contractor Indemnitee(s)”), from and against any and all Claims and Liabilities to the extent, arising from or in connection with Claims of third parties relating to the performance by Owners of their duties and obligations under this Agreement; provided, however, this indemnity shall not apply to the extent any such Claims or Liabilities arise or result from the negligent or intentionally wrongful acts or omissions of Contractor, its Subcontractors or any party for whom either may be liable.  This indemnification, defense, and hold harmless obligation shall survive the termination or expiration of this Agreement until the expiration of the applicable statutes of limitation therefor.  In claims against any Contractor Indemnitee under this Section 20.2 by an employee of Owners, anyone employed by it or anyone for whose acts it may be liable, the indemnification obligation under this Section 20.2 is not limited by a limitation on the amount or type of damages, compensation or benefits payable by or for Owners or any other above-referenced Person under compensation acts, disability benefit acts, or other employee benefit acts.

20.3        Defense of Claims or Actions.

20.3.1      Notice.  If any Claim is made or brought by any third party with respect to which an Owners Indemnitee or a Contractor Indemnitee entitled to indemnity under any indemnification provision of this Agreement, (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”) believes it is entitled to indemnification, the Indemnified Party shall give written notice of such Claim (a “Claim Notice”) and a copy of the Claim, process and any legal pleading with respect thereto (if and to the extent available to the Indemnified Party) to the Party that is required to provide indemnification under this Agreement (individually, an “Indemnifying Party” and collectively, the “Indemnifying Parties”) promptly, but in each case within ten (10) Days of being served or otherwise informed of such Claim, process or legal pleading.  Failure to give such notice in a timely manner will not diminish the indemnification obligations of the Indemnifying Parties under this Agreement except to the extent the failure or delay in giving such notice results in actual and material prejudice to the Indemnifying Party.  Any Party seeking indemnification hereunder shall deliver to the Party from which indemnification is sought a detailed description (including the nature of the Claim and the amount thereof) of each Claim.

20.3.2      Assumption of Defense.  The Indemnifying Parties shall assume the defense of any such Claim.  The Indemnifying Parties shall engage independent legal counsel of reputable standing selected by such Indemnifying Parties and reasonably acceptable to the Indemnified Parties, to assume the defense and may contest, pay, subject to Section 20.3.5, settle or compromise any such Claim on such terms and conditions as the Indemnifying Parties may determine.  The Indemnified Parties shall have the right to employ their own counsel, at their own expense; provided, however, if the Indemnified Parties have reasonably concluded and specifically notified the Indemnifying Parties that there may be specific defenses available to the Indemnified Parties which are different from or in conflict with those available to the Indemnifying Parties, then the Indemnified Parties will be entitled to retain independent counsel at the Indemnifying Party’s expense to assume the defense of the Indemnified Parties.

20.3.3      Independent Counsel.  If the Indemnifying Parties refuses or fails to assume the defense of such Claim, the Indemnified Parties may engage independent counsel of reputable standing selected by them to assume the defense and may contest, pay, settle or compromise any such Claim on such terms and conditions as the Indemnified Parties may determine; provided, however, that the Indemnified Parties shall not settle or compromise any Claim without the prior consent of the Indemnifying Parties if such Indemnifying Parties acknowledge in writing their liability for any Liabilities incurred or required to be paid in respect of such Claim and provide adequate assurances of their ability to satisfy any such Liabilities.

20.3.4      Cooperation.  The Indemnified Parties and the Indemnifying Parties shall cooperate in good faith in connection with any common defense.

20.3.5           Settlement.  The Indemnifying Parties shall not, except with the consent of the Indemnified Parties, enter into any settlement or consent to entry of any judgment that: (i) does not include as an unconditional term thereof the giving by the Person or Persons asserting such Claim to all Indemnified Parties of an unconditional release from all liability with respect to such Claim; (ii) includes a statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnified Party; or (iii) imposes any conditions, future obligations or limitations on any of the Indemnified Parties; provided, however, that for settlements with any Governmental Authority, the consent of the Indemnified Parties shall not be unreasonably withheld or delayed and in making such determination, the Indemnified Party shall exercise its reasonable business judgment (without taking into account the indemnity afforded hereby) consistent with usual and customary settlement terms, conditions and practices for the applicable Governmental Authority.

20.4        Liens.  .  Contractor shall notify Owners of all substantial claims and promptly settle or pay any undisputed claims of any and all Subcontractors.  Other than as a result of the non-payment of any undisputed amounts owned to Contractor by Owners and due and payable hereunder, Contractor shall not directly or indirectly file, or create, or suffer to be filed, created, or exist and shall promptly discharge and bond over or obtain release for any actual or claimed stop notice, lien (statutory or otherwise), attachment, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, charge, preference, priority or security agreement, Claim, judgment, levy, security interest or similar interests filed or arising in connection with the Work (“Liens”), including liens of its Subcontractors and others for whom Contractor is responsible, and shall indemnify, defend, and hold harmless Owners and their Affiliates (the “Lien Indemnitees”) from and against all costs, charges and expenses including attorneys’ fees and charges, and pre- and post-judgment interest that any Lien Indemnitee may incur resulting from or arising out of any such Liens.  Contractor’s obligations with respect to Liens covered by this Section 20.4 are subject to the following terms:

(i)	the provisions of Section 20.3.1 shall apply as if the Lien Indemnitee is an Indemnified Party and Contractor is an Indemnifying Party thereunder;

(ii)	Contractor is not liable for any additional expenses resulting from the appropriate Lien Indemnitee failing to reasonably cooperate in the defense of any such Liens at Contractor’s expense; and

(iii)
Contractor has sole control of the defense and settlement of any such Liens; provided, that Contractor shall first promptly confirm in writing its obligation to indemnify, defend, and hold Lien Indemnitees harmless from and against all Liabilities with respect to such Lien.  Contractor shall promptly satisfy or otherwise discharge any such Liens filed against any Lien Indemnitee, the Work, or upon any Equipment or structures encompassed therein, or upon the premises upon which they are located.  If Contractor fails to promptly (but in no event later than thirty (30) Days after the filing or creation of same or such earlier time as may be necessary to prevent the imminent sale, foreclosure, or other title divestiture of any Lien Indemnitee’s property), bond over, satisfy or otherwise discharge such Liens, Owners may promptly notify Contractor in writing that it is taking any action to satisfy, defend, settle, or otherwise remove such Lien at Contractor’s expense, including attorneys’ fees and charges.  If Contractor fails to timely take the actions required pursuant to this Section 20.4 to protect Owners against Liens, then Owners shall have the right but not the obligation to: (x) deduct any such expenses from any payment due, or which may become due, to Contractor or (y) draw upon the Retainage therefor and/or (z) collect from Contractor any balance remaining.  Contractor shall have the right to contest any such Liens; provided, that it first provides to Owners (on behalf of the Lien Indemnitees) a bond to assure payment reasonably satisfactory to Owners, in the amount of such Liens.

ARTICLE 21

INSURANCE

Contractor (and its Subcontractors) shall provide and maintain the insurance specified in Exhibit I in accordance with the terms and provisions thereof.  All required insurance shall protect the interests of Owners, Contractor, and any other Person identified by Owners.

ARTICLE 22

TITLE & RISK OF LOSS

22.1        Transfer of Title.  Transfer of title to the Work (or any portion thereof) will pass to Owners upon the earlier of shipment; incorporation into the Work or the Unit; upon payment of the amount properly due under an Application For Payment covering such Work; or identification of the items of Contractor Supplied Materials and Equipment with this Agreement to Owners, notwithstanding any amount retained and other amounts withheld by Owners in accordance with the terms of this Agreement.  The transfer of title does not relieve Contractor of its obligation to provide and pay for all transportation and storage in connection with the Work.  Contractor shall transfer title to Owners to the Work, including Contractor Supplied Materials and Equipment, free and clear of all Liens except for those Liens that have been created by Owners, provided Owners have paid Contractor in accordance with the Agreement.  Passage of title will not affect the allocation of risk of loss.  Title to Information (whether hard copy, electronic or other medium) shall pass to Owners on receipt.

22.2        Title Warranty.  Contractor warrants that upon passage of title of the Work in accordance with Section 22.1, Owners will have good and indefeasible title to such Work, not subject to any Lien or other defect in title, provided Owners have paid Contractor in accordance with the Agreement.  If any Work is replaced under Article 12 or 13, Owners’ title shall vest in the replacement Work upon the earliest of payment therefor, its delivery at the Job Site or incorporation into the Work or the Existing Facilities.  In the event of any nonconformity with this warranty, Contractor, at its own expense, upon written notice of such failure, shall indemnify and hold Owners harmless from the consequences of and defend the title to such Work and, if necessary, shall promptly replace such Work and any other affected portion of the Work, and such obligation shall survive the expiration, cancellation or termination of this Agreement.

22.3        Risk of Loss.  Except as otherwise provided herein, care, custody and control of the Work and the risk of loss or damage to the Work then provided or installed will pass to Owners on the earlier of Substantial Completion or Early Operation, and Owners hereby release Contractor from bearing such risk with respect to such Work after such date.  With respect to Work performed or provided from and after the earlier of Substantial Completion or Early Operation, risk of loss shall pass to Owners on the earliest to occur of delivery, installation or completion.  Owners shall assume care, custody, and control of the Work and the risk of physical loss or damage thereto from and after such date, except as provided above.  Contractor shall replace, repair, or reconstruct the Work, including Contractor Supplied Materials and Equipment and Owners Provided Items from and after delivery to the Job Site, intended for the use of or necessary to the completion of the Work that is lost, damaged, or destroyed prior to transfer of care, custody, and control and risk of loss of the Work to Owners.  Contractor shall be responsible to assure safe delivery of all Contractor Supplied Materials and Equipment, and other items to the Job Site.

22.4        Contractor Tools.  Risk of loss or damage to the equipment, tools, and Construction Aids of Contractor, its employees or Subcontractors and their employees will at all times remain with Contractor, Subcontractors and their respective employees.  Contractor hereby releases Owners and will require its Subcontractors to release Owners from and against any liability for loss or damage in respect thereof.  If any casualty to such equipment, tools, or Construction Aids occurs, the loss as a consequence thereof will neither be the responsibility of Owners hereunder nor covered by insurance carried by Owners.  Owners will have no liability for any damage, theft, or loss of construction equipment brought to the Big Stone Site or the Job Site or used thereon by Contractor or Subcontractors, however arising.

ARTICLE 23

GOVERNING LAW AND DISPUTE RESOLUTION

23.1        Governing Law.  This Agreement is governed by, and construed in accordance with, the laws of the State of South Dakota, without reference to the conflict of laws rules thereof.

23.2        Resolution.  An authorized representative of a Party may submit a Dispute to a Senior Officer from each Party for resolution by mutual agreement between the Senior Officers.  Any agreed determination by the Senior Officers shall be final and binding upon the Parties.  However, if the Senior Officers do not arrive at a mutual decision as to the Dispute within thirty (30) Days (or such longer time as the Parties agree) after notice to each Party of the Dispute, each of the Parties hereby agrees that such Dispute shall be brought in the United States District Court for the District of South Dakota, located in Sioux Falls, South Dakota (and if such court does not have jurisdiction over a matter at controversy between the Parties, any state court located in Milbank, South Dakota).  Accordingly, each of the Parties hereby submits to the jurisdiction of the United States District Court for the District of South Dakota, located in Sioux Falls, South Dakota (and if such court does not have jurisdiction over a matter at controversy between the Parties, any state court located in Milbank, South Dakota) for purposes of all legal proceedings that may arise under this Agreement.  Each of the Parties irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may have or hereafter have to the personal jurisdiction of such court or the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  Each of the Parties to this Agreement hereby consents to process being served in any such proceeding by the mailing of a copy thereof by certified mail, postage prepaid, to its address specified in Section 25.4 (as it may be changed or provided herein).  EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY OF THE TRANSACTION AGREEMENTS OR ANY OTHER DOCUMENTS ENTERED INTO IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OF THE PARTIES THERETO..

23.3        Continuation of Work.  Pending final resolution of any Dispute, Contractor shall proceed diligently with the performance of its duties and obligations under this Agreement, and Owners shall continue to make undisputed payments in accordance with such Agreement.

ARTICLE 24

TERMINATION

24.1        Termination for Convenience.

24.1.1      Termination.  Owners may terminate this Agreement without cause upon written notice to Contractor, specifying the date on which such termination is to be effective.  If this Agreement is so terminated, Contractor shall cease performance of the Work on the date specified in such notice.  Upon such termination, Contractor and its Subcontractors shall place no further subcontracts, including lease and rental agreements, or purchase orders, for Contractor Supplied Materials and Equipment, Consumables, facilities, or services, including craft labor.  Upon request by Owners, Contractor shall promptly provide Owners a listing of all subcontracts, including lease and rental agreements, and purchase orders, which pertain to the performance of the Work, and shall furnish Owners with complete copies thereof.  Contractor shall, at Owners’ request, preserve and protect the Contractor Supplied Materials and Equipment and Consumables purchased for or committed to the Work (whether completed or in progress and whether delivered to the Job Site or on order), the facilities on the Job Site, and Work in progress and completed Work (whether at the Job Site or at other locations), pending Owners’ instructions.  Contractor shall promptly make every reasonable effort to cancel associated subcontracts, lease and rental agreements, and purchase orders upon terms satisfactory to Owners, or Contractor shall take such other action with respect to same as may be directed by Owners.  If this Agreement is so terminated,  as its sole and exclusive remedy hereunder Contractor shall be entitled to an amount equal to: (a) the sum of (i) the Cost Reimbursable Portion incurred by Contractor and not previously paid to Contractor; plus (ii) the Fixed Portion earned as of the date of termination and not previously paid to Contractor; plus (iii)Contractor’s reasonable and documented demobilization costs and cancellation charges necessarily incurred by Contractor to terminate orders, subcontracts, and rental agreements to the extent they are not assumed by Owners pursuant to Section 24.1.2 and they were entered into for the performance of the performance of the Work; less: (b) the sum of (1) the cost to Owners of Contractor Supplied Materials and Equipment purchased for the Work and retained by Contractor, or, if any such Contractor Supplied Materials and Equipment is sold for salvage by Contractor, the salvage value of such Contractor Supplied Materials and Equipment received by Contractor; and (2) amounts properly withheld under this Agreement.  Contractor shall calculate and notify Owners of the amounts due pursuant to this Section 24.1, which amounts are subject to audit by Owners as provided in Section 25.9, as soon as reasonably practical, but in no event later than one hundred eighty (180) Days after the termination of the Agreement.  If the sum described in clause (b) of this Section 24.1.1 exceeds the sum described in clause (a) of this Section 24.1.1, then Contractor shall refund such excess to Owners within ten (10) Days of owners demand therefor.

24.1.2      Assumption.  Notwithstanding anything to the contrary herein, Owners, in lieu of the payment of any cancellation charge pursuant to Section 24.1.1, may, upon request, assume all of Contractor’s obligations under any purchase order or other agreement with a Subcontractor.  Contractor, upon Owners’ request, shall promptly provide Owners with: (i) a copy of any purchase order or other agreement with a Subcontractor and (ii) an estoppel certificate stating all known unsatisfied Liabilities under any such purchase order or other agreement.  Thereafter, upon Owners’ request, Contractor shall assign all of its right, title and interest in any such purchase order or other agreement with a Subcontractor to Owners.  Such assignments shall be in form and substance satisfactory to, and at no additional cost to, Owners.  Such agreements shall be in full force and effect upon such assignment.  Contractor covenants that a provision substantially similar to this Section 24.1.2 shall be inserted in each such agreement with a Subcontractor to preserve the rights of Owners under this Section 24.1.2.

24.1.3      Mitigation.  If any cancellation payment is due to Contractor from Owners, Contractor shall use its reasonable best efforts to minimize the amount of such cancellation payment.

24.2        Termination by Owners for Cause.

24.2.1      Default by Contractor.  The occurrence of any one or more of the following, and, with respect to clauses (ii), (iv), (vi) or (vii), the continuation of the same for thirty (30) Days after Contractor’s receipt of written notice thereof from Owners, will constitute a default by Contractor under this Agreement (a “Contractor Default”); provided, that with respect to clauses (ii), (iv), (vi) or (vii), if such Contractor Default cannot reasonably be cured within such thirty (30) Day period, such cure period shall extend for a total of ninety (90) Days, so long as Contractor diligently pursues a cure throughout such period:

(i)	Contractor experiences an Insolvency Event;

(ii)	the material breach of any representation or warranty made by Contractor herein;

(iii)	Contractor attempts to assign, convey or transfer this Agreement or any interest or right herein without Owners’ prior written consent, except as otherwise permitted by this Agreement;

(iv)	Contractor fails to materially observe or perform any other covenant, agreement, obligation, duty or provision of this Agreement;

(v)	the interest of Contractor passes to any Person otherwise than as permitted herein;

(vi)
Contractor fails to make prompt payment to Subcontractors of amounts due for labor, Contractor Supplied Materials and Equipment, Consumables, or Construction Aids, or disregards laws or ordinances or the lawful requirements of any competent authority or the instructions of Owners consistent with this Agreement;

(vii)
Contractor fails, neglects, refuses or is unable at any time during the course of the Work, except in the event of an Excusable Event or event of Force Majeure, to provide ample Contractor Supplied Materials and Equipment, Consumables, or Construction Aids, or labor to perform Work in accordance with the Project Schedule or to provide a recovery plan to satisfaction of Owners;

(viii)	Contractor fails to comply with Article 21 or the Payment and Performance Bonds, for any reason, ceases to be valid or enforceable in any way;

(ix)	Contractor fails to achieve Mechanical Completion within ninety (90) Days of the Guaranteed Mechanical Completion Date;

(x)	Contractor fails to achieve Substantial Completion within thirty (30) Days of the Guaranteed Substantial Completion Date; or

(xi)	Contractor fails to achieve Final Completion within thirty (30) Days of the Guaranteed Final Completion Date.

24.2.2      Owners’ Remedies.  Upon the occurrence of a Contractor Default, Owners may, without prejudice to any other right or remedy Owners may have under this Agreement: (i) terminate this Agreement; (ii) take possession of (a) the Job Site and of all Contractor Supplied Materials and Equipment and Consumables, (b) Construction Aids, tools and machinery on the Big Stone Site, and (c) Information; (iii) finish the Work by whatever method Owners may deem expedient; and (iv) draw on the Retainage or withhold amounts due to Contractor to make payments for the actual costs therefor.  If the unpaid balance of the Target Price exceeds the cost of finishing the Work, then Contractor will be paid for (i) the Cost Reimbursable Portion incurred and not previously paid plus (ii) the Fixed Portion earned as of the date of termination but not previously paid (such sums in clauses (i) and (ii) the “Unpaid Amount”).  However, if the cost of finishing the Work (including the cost of arranging for completion of the Work and performing such Work on an accelerated basis to preserve as nearly as possible adherence to the Project Schedule) and performing Contractor’s other obligations under this Agreement exceeds the unpaid balance of the Target Price, then (i) if the Unpaid Amount exceeds Contractor’s share of the excess of the Total Cost over the Target Price, such share determined pursuant to Section 8.5, Contractor shall be paid the difference between the Unpaid Amount and such share of such excess, or (ii) if the Unpaid Amount is less than Contractor’s share of the excess of the Total Cost over the Target Price, such share determined pursuant to Section 8.5, Contractor shall immediately pay to Owners the difference between Contractor’s share of such excess and the Unpaid Amount.  Owners will be entitled to withhold further payments to Contractor until the Work has been completed and a determination that Contractor is entitled to further payments.  Any amounts not paid hereunder when due will bear interest at the Agreed Rate.  Owners may in their discretion employ such other Persons to finish the Work by whatever method or means as Owners in their sole discretion may deem reasonably expeditious; provided, that the balance of Work and obligations will be completed utilizing reasonable methods of construction management and construction consistent with the Project Schedule, as adjusted.  If this Agreement is terminated pursuant to this Section 24.2.2 and is later determined that no Contractor Default had occurred, such termination shall be deemed to be a termination pursuant to Section 24.1.1.

24.3        Termination by Contractor for Cause.

24.3.1      Default by Owners.  The occurrence of any one of more of the following matters, and, with respect to clauses (ii) or (iii), the continuation of the same for thirty (30) Days after Owners’ receipt of written notice thereof from Contractor, will constitute a default by Owners under this Agreement (an “Owners Default”); provided that with respect to clauses (ii) or (iii), if such Owners Default cannot reasonably be cured within such thirty (30) Day period, such cure period shall extend for a total of ninety (90) Days, so long as Owners diligently pursue a cure throughout such period:

(i)	Owners experience an Insolvency Event.

(ii)	the breach of any material representation or warranty made by Owners herein;

(iii)	Owners fail to make payment to Contractor of any undisputed amount when due which failure continues for thirty (30) days after written notice from Contractor of such non-payment.

24.3.2      Contractor’s Remedies.  Upon the occurrence of an Owners Default, but subject to Section 23.2, Contractor may suspend its performance of the Work (for a maximum of fifteen (15) Days in the aggregate) or terminate this Agreement.  If this Agreement is so terminated by Contractor for an Owners Default, Contractor, as its sole and exclusive remedy hereunder, shall be entitled to receive an amount calculated in accordance with Section 24.1.1.

24.4        Suspension of the Work.  Owners may, without cause, order Contractor to suspend the Work or extend the Project Schedule in whole or in part for such period of time as Owners may determine.  Any such suspension or extension will commence as soon as reasonably possible, but no later than the second (2nd) Day after Contractor’s receipt of written notice thereof from Owners.  Such suspension or extension shall continue for the period specified in Owners’ notice to Contractor.  Contractor will resume any suspended Work within three (3) Days of Owners’ written notice directing the same.  Without limiting Owners’ rights under Section 24.1, should a suspension of the entire Work which is ordered by Owners pursuant to this Section 24.4 (but excluding any suspension caused by a Force Majeure) continue for three hundred sixty (360) or more consecutive Days, either Party may thereafter terminate this Agreement by written notice to the other Party and the rights and remedies of Contractor will be the same as those which are expressed in Section 24.1.1 hereof in the event of termination for convenience by Owners.  In the case of any suspension of the entire Work under this Section 24.4, except to the extent an acceleration of the Work is authorized by Owners (such acceleration being subject to a Contractor Change Notice as applicable), the Project Schedule will be extended by a period equal to the suspension period, and adjusted by Owners, in consultation with Contractor, to account for same.  In the case of any suspension or extension of a portion of the Work under this Section 24.4, the Project Schedule shall be extended only to the extent the suspension or extension can be shown on the Project Schedule to affect the critical path. This will be based on the most current Project Schedule in effect on the Day of suspension and take into account the critical path for completing the entire Work and the non-critical path activities suspended or extended.  Owners shall pay Contractor in accordance with the terms of payment set forth in this Agreement for the Work completed prior to the time of any suspension and for the direct reasonable costs that result from Contractor’s compliance with the suspension notice, including reasonable costs of demobilization, remobilization and standby costs, if applicable.  Owners shall pay Contractor the direct reasonable costs associated with the restart of suspended Work under this Section 24.4 and shall resume payments to Contractor in accordance with the terms of payment under this Agreement thirty (30) Days after the restart of the Work and such amounts shall not be charged against the Target Price.  It is a precondition to all claims by Contractor for extension or compensation under this Section 24.4, that the same be made within thirty (30) Days after the suspension period has ended, or said claim is barred.

ARTICLE 25

MISCELLANEOUS PROVISIONS

25.1        Entire Agreement.  This Agreement represents the entire agreement between Owners and Contractor with respect to the subject matter hereof, and upon issuance of the Agreement by Owners shall supersede all prior negotiations, binding documents, representations or agreements, whether written or oral.  This Agreement may be amended or modified only by a written instrument signed by both Owners and Contractor.

25.2        Successors and Assigns.  Contractor may not assign, convey, or transfer this Agreement, or any part thereof, without Owners’ prior written consent.  This Agreement is binding upon, and inures to the benefit of, the successors and permitted assigns of the Parties.  Owners may assign, novate or declare any trust of the whole of any part of this Agreement and any benefit, interest, right or cause of action arising under this Agreement to an Affiliate or to a third party with comparable technical and financial abilities.

25.3        Contractual Relationship.  Nothing contained in this Agreement may be construed as creating a contractual relationship of any kind: (i) between Owners and any Subcontractor (except as provided in Section 3.6 and Section 13.4 hereof) or (ii) between any Persons other than Owners and Contractor.  Contractor is an independent contractor and all of its agents and employees shall be subject solely to the control, supervision, and authority of Contractor.  Owners and Contractor disclaim any intention to create a partnership or joint venture.  Contractor may not act for or have any power or authority assume any obligation or responsibility on behalf of Owners.

25.4        Notices.  All notices pertaining to this Agreement must be in writing, signed by a duly authorized representative of the Party giving such notice and will be deemed given when received by personal delivery, recognized express courier, or electronic mail (immediately followed by recognized express courier) to the other Party at the address designated below:

If to Owners:

Otter Tail Power Company
215 S. Cascade St.
Fergus Falls, MN 56537
Attn:  Mark Rolfes, Project Director
Telephone:  218-739-8648
E-mail:  mrolfes@otpco.com

and

Big Stone AQCS Project
215 S. Cascade St.
Fergus Falls, MN 56537
Attn:  Greg Rausch, Sourcing Analyst
Telephone:  218-739-8251
E-mail:  grausch@otpco.com

If to Contractor:

Graycor Industrial Constructors Inc.
2 Mid America Pl, Suite 400
Oakbrook Terrace, IL 60181
Attn: Brad Teckenbrock, President
Telephone:  630.684.7110
E-mail:  brad_teckenbrock@graycor.com

and

Graycor Industrial Constructors Inc.
2 Mid America Pl, Suite 400
Oakbrook Terrace, IL 60181
Attn: Lee Petcu, Senior Vice President
Telephone:  630.684.7110
E-mail:  lee_petcu@graycor.com

Addresses may be changed by a Party effective upon receipt of notice of such address change.

25.5        Rights Cumulative.  Except as otherwise expressly provided or limited in this Agreement: (i) rights and remedies available to Owners or Contractor as set forth in this Agreement are cumulative with and in addition to, and not in limitation of, any other rights or remedies available to such Parties at law or in equity and (ii) any specific right or remedy conferred upon or reserved to Owners or Contractor in any provision of this Agreement will not preclude the concurrent or consecutive exercise of a right or remedy provided for in any other provision hereof.  Notwithstanding the foregoing, the rights and remedies of Owners remain subject to the liability limitations set forth in Section 7.11.

25.6        Incorporation by Reference.  The recitals set forth on the first page of this Agreement are hereby incorporated into this Agreement by this reference and expressly made a part of this Agreement.

25.7        No Waiver.  No course of dealing or failure of Owners or Contractor to enforce strictly any term, right or condition of this Agreement may be construed as a waiver of such term, right or condition.  No express waiver of any term, right or condition of this Agreement will operate as a waiver of any other term, right or condition.

25.8        Agreed Rate.  Unpaid amounts will bear interest at an annual (365 or 366 Days, as appropriate) rate equal to the lesser of: (i) two percent (2%) in excess of the Prime Rate and (ii) the maximum rate permitted by Applicable Law (the “Agreed Rate”).

25.9        Audit.

25.9.1      Access to Records.  Contractor (and its Subcontractors as applicable) shall maintain: (i) the Estimate; (ii) complete and accurate financial books and records to allow compliance with Sections 8.6, Section 20.4, or which relate to any cost-based (i.e., Work not covered by lump-sum prices), components of the Work billed under this Agreement or relating to the quantity of units billed under any unit pricing agreed to by the Parties and amounts in respect of a payment made pursuant to Section 24.1; and (iii) complete and accurate books and records relating to Contractor’s obligations with respect Hazardous Substances, health and safety, environmental management, emergency response, testing and inspection of Contractor Supplied Materials and Equipment, quality control (including non-conformance reports), NERC Requirements, and the requirements of Section 25.20 (all the foregoing hereinafter referred to as “Records”) for a minimum of five (5) years following Final Completion.  All such Records must be open to inspection and subject to audit and reproduction during normal working hours by Owners or their respective authorized representatives to the extent necessary to adequately permit evaluation and verification of any invoices, payments, time sheets, or claims based on Contractor’s actual costs incurred in the performance or delivery of Work under this Agreement.  For the purpose of evaluating or verifying such actual or claimed costs, Owners and their respective authorized representatives will have access to Records at any time, including any time after final payment by Owners to Contractor pursuant to this Agreement.  Owners and their respective authorized representatives shall have access, during normal working hours, to all necessary Contractor facilities.  Contractor shall provide adequate and appropriate work space to conduct audits pursuant to this Section 25.9.1.  Owners shall give Contractor reasonable notice of the date and time they, any individual Owner or any agent of either of them intend to commence any audit.  If the audit should disclose an overbilling, Contractor will pay Owners’ invoice rectifying such overbilling within thirty (30) Days of receipt.  The rights of Owners set forth in this Section 25.9.1 shall survive the termination or expiration of this Agreement.

25.9.2      Unit Prices.  When Contractor’s invoice includes compensation for Work performed on unit price basis, Contractor shall submit Contractor’s determination of units of Work performed determined in accordance with the provisions of this Agreement, and substantiated by applicable Records.  Upon verification by Owners of such Records, Owners will advise Contractor in writing of either Owners’ acceptance of Contractor’s determination of units or Owners’ determination of such units.  If Contractor believes that Owners have incorrectly determined the units of Work performed, Contractor will comply with the provisions of Article 23.  All undisputed amounts will be due and payable in accordance with this Agreement.

25.9.3      Time and Materials.  When Contractor’s Application for Payment includes compensation for Work performed on a time and material basis or similar basis of compensation, Contractor shall submit to Owners a detailed breakdown in a form reasonably acceptable to Owners of the costs of labor, Contractor Supplied Materials and Equipment, Consumables, Construction Aids, and markups or fees (if any) due for such month to Contractor.  All costs reflected in such breakdown shall be net of applicable credits.  The term “Applicable Credits” means any and all refunds, rebates, credits, discounts, or similar amounts (including any interest thereon) received by Contractor or to which Contractor is or will be entitled in connection with its performance of the Work.  Contractor shall pay, and require each of its Subcontractors to pay, all invoices received in connection with performance of the Work as required by the terms of their respective contracts. Upon receipt of such breakdown, Owners shall make the determination of the amount due Contractor, and unit prices (if applicable) shall govern.  The determination of Owners shall be final and conclusive, subject to Contractor’s right to dispute such determination pursuant to Article 23.  Each invoice shall be accompanied with partial releases of Liens in form substantially in the form of Exhibit F-5.

25.9.4      Audit Limits.  Owners’ right to audit under this Section 25.9 does not include the right to audit the make-up or components of any agreed multipliers, rates, mark-ups, or fixed percentages, but does include the right to audit the application of such multipliers, rates, mark-ups, or fixed percentages.  In connection with Work priced on a lump-sum basis, Contractor’s published price lists, unit rates, markups and multipliers which have been agreed upon and specified herein are not subject to audit; provided, however, the determination of costs for all purposes under this Agreement shall be on an open-book basis.

25.10     Survival.  Articles 7, 13, 16, 17, 18, 19, 20, 21 (and Exhibit I), 23 and 25 and Sections 4.38, 8.12.2, and 22.2 of this Agreement and all other Articles and Sections thereunder providing for indemnification, or limitation of or protection against liability of either Party, survives the termination, cancellation or expiration of this Agreement.

25.11     No Third Party Beneficiaries.  The provisions of this Agreement are intended for the sole benefit of Owners and Contractor and, except to the extent specifically identified herein, there are no third party beneficiaries other than assignees contemplated by the terms herein.

25.12     Non-Recourse.  Anything to the contrary notwithstanding, the obligations of Owners under this Agreement (i) are individual and special obligations of Owners and do not constitute obligations of (and no recourse shall be had with respect thereto to) any shareholder of Owners, any of their Affiliates, or any shareholder, partner, member, officer, director, commissioner or employee of any such Person and (ii) no action shall be brought or maintained against any such partner, Affiliate companies, or any shareholder, partner, member, officer, director, commissioner or employee of any thereof.  The Parties acknowledge and agree that any provision of this Agreement that limits, excludes or protects against any liability of Owners, grants indemnity or confers rights or remedies that are intended to benefit (and be enforceable by) Owners, shall be applicable to Owners whether or not Owners are specifically referenced in such provision.

25.13     Contractor’s Security.  Owners’ obligation to make any payment to Contractor hereunder is subject to the receipt of the Payment and Performance Bonds.  Prior to, or simultaneous with, the issuance by Owners of the Notice to Proceed, Contractor shall deliver to Owners an assurance of completion in the form of separate performance and payment bonds, each with a penal sum equal to the Target Price, in form and substance acceptable to Owners (the “Payment and Performance Bonds”).  The Payment and Performance Bonds must be obtained from guaranty or surety companies acceptable to the U.S. Government and authorized to do business in the State of South Dakota.  Individual sureties will not be considered. U .S. Treasury Circular Number 570, published annually in the Federal Register, lists companies approved to act as sureties on bonds securing United States government contracts, the maximum underwriting limits on each contract bonded, and the States in which the company is licensed to do business. Use of companies listed in this circular is mandatory. Copies of the circular may be downloaded on the U.S. Department of Treasury website http://www.fms.treas.gov/c570/index.html, or ordered for a minimum fee by contacting the Government Printing Office at (202) 512-2168.

25.14     Provisions Required by Law.  Any term or condition required to be contained in this Agreement as a matter of Applicable Law that is not so contained herein is deemed to be incorporated in this Agreement as though originally set forth herein.

25.15     Severability.  If any provision of this Agreement, or the application thereof to any Person or circumstance, is to any extent held invalid or unenforceable by a court of competent jurisdiction or pursuant to arbitration as provided herein, the remainder of this Agreement, and the application of such provision to Persons or circumstances other than those as to which it is specifically held invalid or unenforceable, will not be affected thereby, and each and every remaining provision of this Agreement will be valid and binding to the fullest extent permitted by Applicable Law; provided, however, the Parties agree to negotiate in good faith and shall reform this Agreement to as closely as possible resemble the original intent and allocation of risks and benefits.

25.16     Joint Effort.  Preparation of this Agreement has been a joint effort of the Parties and the resulting document (or any portion) is not to be construed more severely against one of the Parties than against the other.

25.17     Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which is deemed to be an original, but all of which together shall constitute one and the same instrument.

25.18     Approvals Not To Relieve Contractor.  No approval, consent or failure to disapprove, inspect or failure to inspect, or comment on, any matter by or the submission of any drawing or document to, or acquiescence on the part of, Owners, including any Turnover Acknowledgment, will relieve Contractor of any liability for any of its obligations under this Agreement or otherwise.

25.19     Consultants.  At their option, Owners may retain the services of others, including engineers and financial consultants, to assist Owners in monitoring the conduct of the Work by Contractor.  All rights of access and protection, including Contractor’s obligation to indemnify, defend and hold harmless Owners, will be afforded equally to any of their agents and consultants.

25.20     Equal Employment Opportunity.  To the extent applicable, Contractor shall comply with all of the following provisions, which are incorporated herein by reference: (i) Equal Opportunity regulations set forth in 41 CFR § 60-1.4(a) and (c), prohibiting employment discrimination against any employee or applicant because of race, color, religion, sex, or national origin; (ii) Vietnam Era Veterans Readjustment Assistance Act regulations set forth in 41 CFR § 60-250.4 relating to the employment and advancement of disabled veterans and Vietnam era veterans; (iii) Rehabilitation Act regulations set forth in 41 CFR §60-741.4 relating to the employment and advancement of qualified disabled employees and applicants for employment; (iv) the clause known as “Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals” set forth in 15 USC § 637(d)(3); and (v) the subcontracting plan requirement set forth in 15 USC § 637(d).

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

OTTER TAIL POWER COMPANY, as agent for NORTHWESTERN CORPORATION D/B/A/ NORTHWESTERN ENERGY; MONTANA- DAKOTA UTILITIES CO., A DIVISION OF MDU RESOURCES GROUP, INC. ; and OTTER TAIL POWER COMPANY

By:	/s/ Charles MacFarlane
Title:	President

GRAYCOR INDUSTRIAL CONSTRUCTORS INC.

By:	/s/ Brad Teckenbrock
Title:	President

Exhibit A

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit B

Specification
***
[* 1631 pages omitted]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit C

Initial Target Price & Contractor’s Unit Rates

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit B
Specification B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715 003

	NAME OF CONTRACTOR:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.
2)	Bidder is required to provide information in shaded cells only.

PART A.(1) FIXED COST SUMMARY
		EQUIPMENT	MATERIAL	LABOR
	PRICING CATEGORY	COSTS	COSTS	COSTS	TOTAL COSTS	MAN-HOURS
		(A1)	(A2)	(A3)	(A1 + A2 + A3)
A1	Corporate Overhead & Profit2			[**]	[**]		Add. 1
A2	Project Staff			[**]	[**]	149,592	Add. 1
A3	Reproduction Expenses		[**]		[**]	N/A	Add. 1
A4	Data & Telecommunication		[**]		[**]	N/A	Add. 1
A5	Corporate & Site Computer Systems		[**]		[**]	N/A	Add. 1
A6	Site Logistics	[**]		[**]	[**]	N/A	Add. 1
A7	Construction Equipment & Rentals	[**]			[**]	N/A	Add. 1

	(PART A) TOTAL FIRM PRICE USD $$	[**]	[**]	[**]	[**]	149,592	Add. 1
NOTES:
1. Items A1 and A2 require manhour column input by Bidder.
2. Includes Coporate Overhead and Profit for Graycor and their Subcontractors.
3. Includes 3 Soil Borings for Crane Pad locations. One boring per location.
4. Includes escalation and applicable per diem.
5. Includes all supervision, inclusive of Subcontractor personnel, from general foreman and above.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Pricing Summary - 1 of 186

Exhibit B
Specification B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715 003

	NAME OF CONTRACTOR:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.
2)	Bidder is required to provide information in shaded cells only.

	PART B. TARGET PRICING SUMMARY - COST REIMBURSABLE PORTION (1)
		EQUIPMENT	MATERIAL	LABOR
	PRICING CATEGORY	COSTS	COSTS	COSTS	TOTAL COSTS	COMPOSITE
		(B1)	(B2)	(B3)	(B1 + B2 + B3)	MAN-HOURS	Add. 1
B1	SECTION 01 - START-UP AND COMMISSIONING SUPPORT		[**]	[**]	[**]	14,600	Add. 1
B2	SECTION 02 - CIVIL, STRUCTURAL, AND ARCHITECTURAL		[**]	[**]	[**]	499,270	Add. 1
B3	SECTION 03 - MECHANICAL		[**]	[**]	[**]	80,063	Add. 1
B4	SECTION 04 - ELECTRICAL		[**]	[**]	[**]	79,901	Add. 1
B5	SECTION 05 - INSTRUMENTATION & CONTROL		[**]	[**]	[**]	3,957	Add. 1
B6	SECTION 06 - ALLIED SUPPLIED EQUIPMENT		[**]	[**]	[**]	241,167	Add. 1

	(B) TOTAL TARGET PRICE USD $$	[**]	[**]	[**]	[**]	TOTAL MAN-HOURS	Add. 1
	NOTES:					918958

1. Part B pricing shall include all construction means and methods, and technical specification/contract requirements to perform the Work including but not limited to associated small tools and supplies, consumables, labor, perdiems, subsistence, scaffolding and access materials/labor, temporary supplies/materials, etc.

	2. Includes escalation and applicable per diem.
	3. Includes sales taxes for Contractor's consumables.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Pricing Summary - 2 of 186

Exhibit B
Specification B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715 003

	NAME OF CONTRACTOR:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.
2)	Bidder is required to provide information in shaded cells only.

PART C. OTHERS COSTS OF BIDDER NOT IDENTIFIED ABOVE
		EQUIPMENT	MATERIAL	LABOR
	PRICING CATEGORY	COSTS	COSTS	COSTS	TOTAL COSTS	COMPOSITE
		(C1)	(C2)	(C3)	(C1 + C2 + C3)	MAN-HOURS	Add. 1
(Bidder to complete for additional items)
Subcontractors & Support Services - not included in Part A or B
C1	above.			[**]	[**]		Add. 1
C2	Bonds			[**]	[**]		Add. 1
C3	Insurance			[**]	[**]		Add. 1
C4	Permits				[**]		Add. 1
C5	Sales Tax on Consumables			[**]	[**]		Add. 1
C6	Contractor Excise Tax				[**]		Add. 1
C7	Exhibit B, Section 236216, Article 108.1 Extended Warranty			[**]	[**]		Add. 1
C8
C9
C10
C11
C12
C13
	(C) TOTAL PRICE USD $$	[**]	[**]	[**]	[**]	TOTAL MAN-HOURS
	NOTES:					0	Add. 1
1. Provide part C cost information back-up necessary to describe scope of item and associated detail showing basis of estimate in proposal.

2. Subcontractors & Support Services pricing listed in Part C shall be those with value less than $500,000.

	EQUIPMENT	MATERIAL	LABOR
	COSTS	COSTS	COSTS	TOTAL COSTS

GRAND TOTAL COSTS (A + B + C)	[**]	[**]	[**]	[**]	TOTAL MAN-HOURS
					1,068,550	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Pricing Summary - 3 of 186

Exhibit B
Specification B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715 003

	NAME OF CONTRACTOR:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.
2)	Bidder is required to provide information in shaded cells only.

PART D. OPTIONS (Not Used)
		EQUIPMENT	MATERIAL	LABOR
	PRICING CATEGORY	COSTS	COSTS	COSTS	TOTAL COSTS	COMPOSITE
		(D1)	(D2)	(D3)	(D1 + D2 + D3)	MAN-HOURS*	Add. 1
(Bidder to complete for additional items)
1							Add. 1
2							Add. 1
3							Add. 1
4							Add. 1
5					$ -		Add. 1
6					$ -		Add. 1
7					$ -		Add. 1
8					$ -		Add. 1
	(D) TOTAL OPTIONS PRICE USD $$	$0	$0	$0	$ -	TOTAL MAN-HOURS	Add. 1
						0	Add. 1

Pricing Summary - 4 of 186

Exhibit B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715 003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

2)	Bidder is required to provide information in shaded cells only.

SECTION 01 - START-UP AND COMMISSIONING SUPPORT					UNIT PRICE (1)		TARGET PRICE

							Material
ITEM NO.	DESCRIPTION	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Cost	Labor Cost	Total Cost
		QUANTITY	UNITS	MANHOURS	($ USD/Unit)	($ USD/MH)	($ USD)	($ USD)	($ USD)

1.0	Start-up and Commissioning Support Labor	N/A	N/A	14,600	[**]		[**]	[**]	[**]
1.1	Millwrights	N/A	N/A	2,000	[**]	[**]	[**]	[**]	[**]
1.2	Pipefitters	N/A	N/A	3,600	[**]	[**]	[**]	[**]	[**]
1.3	Boilermakers	N/A	N/A	1,000	[**]	[**]	[**]	[**]	[**]
1.4	Electricians	N/A	N/A	6,000	[**]	[**]	[**]	[**]	[**]
1.5	Carpenters	N/A	N/A	1,000	[**]	[**]	[**]	[**]	[**]
1.6	Laborers	N/A	N/A	1,000	[**]	[**]	[**]	[**]	[**]

GRAND TOTAL PRICE FOR START-UP AND COMMISSIONING SUPPORT
	NOTES:
	1. Labor rates shall include those items identified Exhibit R Craft Labor Rates.

2. Labor rates shall include all construction means and methods, and technical specification/contract requirements to perform the Work including but not limited to associated small tools and supplies, consumables, labor, perdiems, subsistance, scaffolding and access materials/labor, temporary supplies/materials, etc.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 1 - Commissioning
5 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

	CIVIL WORK				9465			[**]	[**]	[**]

1.	CIVIL SITE WORK				9465			[**]	[**]	[**]

1.1	Earthwork (Note 3)	C-0072 thru C-0083			2976			[**]	[**]	[**]
1.1.1	Clearing, Grubbing, Topsoil Removal & Stockpiling		6	ac	150.00	[**]	[**]	[**]	[**]	[**]	S
1.1.2	Cut & Fill for Rough Grading				394			[**]	[**]	[**]
1.1.2.1	Excavation & Stockpiling of Suitable Material		2,000	cy	63.00	[**]	[**]	[**]	[**]	[**]	S
1.1.2.2	Onsite Disposal of Unsuitable Material		2,000	cy	81.00	[**]	[**]	[**]	[**]	[**]	S
1.1.2.3	Fill & Compaction Using the Stockpile of Suitable Material or Borrowed Material		2,000	cy	150.00	[**]	[**]	[**]	[**]	[**]	S
1.1.2.4	Borrowed Material		2,000	cy	100.00	[**]	[**]	[**]	[**]	[**]	S
1.1.3	Excavation for all underground utilities (pricing includes excavation, disposal, protection, sheeting, shoring, dewatering, etc.)	C-0052, C-0054, M-0320, E-1410, E-1411, E-1413	52,000	cy	556.00	[**]	[**]	[**]	[**]	[**]	S
1.1.4	Backfill and Compaction for all underground utilities	C-0052, C-0054, M-0320, E-1410, E-1411, E-1413	52,000	cy	1,048.00	[**]	[**]	[**]	[**]	[**]	S
1.1.5	Bedding material for piping and duct banks	C-0052, C-0054, M-0320, E-1410, E-1411, E-1413	3,000	cy	225.00	[**]	[**]	[**]	[**]	[**]	S
1.1.6	Subsurface Investigation to Locate Underground Utilities in the Vicinity of Construction				603			[**]	[**]	[**]
	Hydro or Vacuum Excavation		800	cy	512.50	[**]	[**]	[**]	[**]	[**]	S
	Disposal of Excavated Material at Owners Approved Location		800	cy	40.00	[**]	[**]	[**]	[**]	[**]	S
	Backfill using Granular Material and Compaction		800	cy	50.00	[**]	[**]	[**]	[**]	[**]	S
1.1.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.2	Erosion Protection (Note 3)	C-0046 thru C-0050			665			[**]	[**]	[**]
1.2.1	Furnish and install of silt fence with line posts		5,800	lf	24.00	[**]	[**]	[**]	[**]	[**]	S
1.2.2	Furnish and install of straw bales with anchorage rods		75	each	8.00	[**]	[**]	[**]	[**]	[**]	S
1.2.3	Furnish and install of storm water structure inlet protection		40	each	13.00	[**]	[**]	[**]	[**]	[**]	S
1.2.4	Onsite Construction Area and Offsite Road Dust Control (Watering & Sprinkling)		1	LS	600.00	[**]	[**]	[**]	[**]	[**]	S
1.2.5	Maintenance of erosion control measures		1	LS	10.00	[**]	[**]	[**]	[**]	[**]	S
1.2.6	Removal of All Erosion Control Measures at the Completion of Construction		1	LS	10.00	[**]	[**]	[**]	[**]	[**]	S
1.2.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3	Storm Sewer System				270			[**]	[**]	[**]
1.3.1	CHDPE Pipe (pricing includes supply and installation of pipe, fittings such as elbows, T's, reducers, mating hardware, etc., and testing; See Sections 1.1.3 and 1.1.4 for excavation, backfill, and compaction) (Note 3)	C-0052 thru C-0054, C-0061, C-0081			111			[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
6 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

1.3.1.1	12" diameter pipe		500	lf	20.00	[**]	[**]	[**]	[**]	[**]	S
1.3.1.2	18" diameter pipe		1,200	lf	48.00	[**]	[**]	[**]	[**]	[**]	S
1.3.1.4	24' diameter pipe		200	lf	8.00	[**]	[**]	[**]	[**]	[**]	S
1.3.1.5	30" diameter pipe		400	lf	20.00	[**]	[**]	[**]	[**]	[**]	S
1.3.1.6	36" diameter pipe		300	lf	15.00	[**]	[**]	[**]	[**]	[**]	S
1.3.1.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3.2	Precast Concrete Sewer Manhole (with cast iron frame and cover) (price includes supply and installation of manhole, lid, etc. See Sections 1.1.3 and 1.1.4 for excavation, backfill, and compaction) (Note 3)	C-0052, C-0061, C-0082			79			[**]	[**]	[**]
1.3.2.1	48" inside diameter		20	each	40.00	[**]	[**]	[**]	[**]	[**]	S
1.3.2.2	60" inside diameter		10	each	20.00	[**]	[**]	[**]	[**]	[**]	S
1.3.2.3	72" inside diameter		5	each	15.00	[**]	[**]	[**]	[**]	[**]	S
1.3.2.4	84" inside diameter		1	each	4.00	[**]	[**]	[**]	[**]	[**]	S
1.3.2.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3.3	Precast Concrete Catch Basin (with cast iron frame and grated cover) (pricing includes supply and installation of catch basin, lid, etc. See Sections 1.1.3 and 1.1.4 for excavation, backfill, and compaction) (Note 3)	C-0052, C-0061, C-0082			15			[**]	[**]	[**]
1.3.3.1	36" x 36" inside dimensions		10	each	15.00	[**]	[**]	[**]	[**]	[**]	S
1.3.3.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3.4	Culverts (pricing includes supply and installation of culverts, including excavation, backfill, compaction, flared end sections, riprap protection, etc.) (Note 3)	C-0072 thru C-0083			26			[**]	[**]	[**]
1.3.4.1	CHDPE Culverts				20			[**]	[**]	[**]
1.3.4.1.1	18" diameter		200	lf	7.00	[**]	[**]	[**]	[**]	[**]	S
1.3.4.1.2	24" diameter		300	lf	9.00	[**]	[**]	[**]	[**]	[**]	S
1.3.4.1.3	36" diameter		100	lf	3.50	[**]	[**]	[**]	[**]	[**]	S
1.3.4.2	CHDPE Culvert Flared End Sections				7			[**]	[**]	[**]
1.3.4.2.1	18" diameter		6	ea	3.00	[**]	[**]	[**]	[**]	[**]	S
1.3.4.2.2	24" diameter		4	ea	2.50	[**]	[**]	[**]	[**]	[**]	S
1.3.4.2.3	36" diameter		2	ea	1.00	[**]	[**]	[**]	[**]	[**]	S
1.3.4.2.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3.5	Riprap Lining (Note 3)	C-0072 thru C-0083			9			[**]	[**]	[**]
1.3.5.1	12" Thick Riprap, D50 = 6"		300	sy	6.00	[**]	[**]	[**]	[**]	[**]	S
1.3.5.2	18" Thick Riprap, D50 = 12"		100	sy	2.00	[**]	[**]	[**]	[**]	[**]	S
1.3.5.3	8 oz. / sq. yd Geotextile		120	sy	0.50	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
7 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
1.3.5.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3.6	Cast in Place Concrete Drainage Trenches (pricing includes formwork, concrete, reinforcement, embedded materials and cast iron frame and cover) (See Sections 1.1.3 and 1.1.4 for excavation, backfill, and compaction) (Note 3)	C-0052, C-0082			30			[**]	[**]	[**]
1.3.6.1	1'-6" Wide X 2' (Average) Deep Trench per Detail C-0082-04		700	lf	30.00	[**]	[**]	[**]	[**]	[**]	S
1.3.6.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.4	Roadwork and Surfacing				4946			[**]	[**]	[**]		Add. 1
1.4.1	Plant Area Roads (pricing includes excavation, subgrade preparation, backfill, and supply and installation of road components such as base, subbase, geotextile, asphalt pavement, and shoulders) (Note 3)	C-0072 thru C-0083			1000			[**]	[**]	[**]
1.4.1.1	24' Wide Road per Detail C-0081-01		2500	lf	1,000.00	[**]	[**]	[**]	[**]	[**]	S
1.4.1.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.4.2	Haul Road - Plant Area & Existing Final Surfacing (pricing includes repair, maintain and final surface paving) (Note 3)	C-0072 thru C-0083			2435			[**]	[**]	[**]		Add. 1
1.4.2.1	30' Wide Road per Details C-0081-07		4500	lf	1,900.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.4.2.2	30' Wide Road per Details C-0081-08		1300	lf	535.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.4.2.3	Additional Items as Required by Contractor (list):											Add. 1
a.	Bidder to make entries here as necessary (Note 3)

1.4.3	Crushed Rock Area Surfacing (pricing includes supply and installation of road components) (Note 3)	C-0072 thru C-0083			295			[**]	[**]	[**]
1.4.3.1	8" Thick Crushed Stone Base Course		5000	cy	175.00	[**]	[**]	[**]	[**]	[**]	S
1.4.3.2	8 oz / sy Geotextile		24000	sy	60.00	[**]	[**]	[**]	[**]	[**]	S
1.4.3.3	Subgrade Preparation (minimum 12" depth)		22000	sy	60.00	[**]	[**]	[**]	[**]	[**]	S
1.4.3.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.4.4	Concrete Area Surfacing (pricing includes supply and installation of road components) (Note 3)	C-0072 thru C-0083			77			[**]	[**]	[**]
1.4.4.1	8" Thick Concrete Surfacing, w/Welded Wire Fabric		100	sy	76.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.4.4.2	Subgrade Preparation (minimum 12" depth) (replace with mud mat quantity in "cy" and provide manhour and unit prices if contractor elects to use mud mat in lieu of subgrade preparation)		100	sy	1.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.4.4.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.4.5	Grass Seeding (pricing includes supply, installation and watering & maintenance ) (Note 3)	C-0072 thru C-0083			59			[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
8 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
1.4.5.1	4" Thick Topsoil		1000	cy	24.00	[**]	[**]	[**]	[**]	[**]	S
1.4.5.2	Grass Seeding, Fertilizer & Mulch		3000	sy	35.00	[**]	[**]	[**]	[**]	[**]	S
1.4.5.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.4.6	Miscellaneous Roadwork and Surfacing Items (pricing includes supply and installation of the following items) (Note 3)	C-0072 thru C-0083			1080			[**]	[**]	[**]
1.4.6.1	Steel Pipe Guard Post (includes painting and filling with concrete)		50	each	280.00	[**]	[**]	[**]	[**]	[**]	S
1.4.6.2	Steal Beam Guard Rail (including post)		4000	lf	800.00	[**]	[**]	[**]	[**]	[**]	S
1.4.6.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.5	Surface Drainage Ditches				278			[**]	[**]	[**]
1.5.1	Permanent Seeded Ditches (price includes supply and installation of materials) (Note 3)	C-0072 thru C-0083			64			[**]	[**]	[**]
1.5.1.1	Excavation (includes compaction)		2000	cy	9.00	[**]	[**]	[**]	[**]	[**]	S
1.5.1.2	4" Thick Topsoil		1,000	sy	20.00	[**]	[**]	[**]	[**]	[**]	S
1.5.1.3	Grass Seeding, Fertilizer & Mulch, and Watering & Maintenance		4,000	sy	20.00	[**]	[**]	[**]	[**]	[**]	S
1.5.1.4	Jute Mat Netting		4,000	sy	15.00	[**]	[**]	[**]	[**]	[**]	S
1.5.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.5.2	Crushed Stone Ditches (price includes, supply, installation of materials) (Note 3)	C-0072 thru C-0083			214			[**]	[**]	[**]
1.5.2.1	Excavation (includes compaction)		12,000	cy	50.00	[**]	[**]	[**]	[**]	[**]	S
1.5.2.2	6" Thick Crushed Stone Surfacing		2,500	cy	150.00	[**]	[**]	[**]	[**]	[**]	S
1.5.2.3	8 oz / sy Geotextile		7000	sy	14.00	[**]	[**]	[**]	[**]	[**]	S
1.5.2.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.6	Traffic Signage	C-0083			0			[**]	[**]	[**]
1.6.1	Traffic Signs (Note 3)				0			[**]	[**]	[**]
1.6.1.1	Signs including post, installation		15	each	0.00	[**]	[**]	[**]	[**]	[**]	S
1.6.1.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.7	Fencing and Gates				0			[**]	[**]	[**]
1.7.1	Fencing (pricing includes supply and installation of fencing and associated work such as excavation, concreting, backfilling, etc.) (Note 3)				0			[**]	[**]	[**]
1.7.1.1	7 ft High Chain Link Fence (with 3 barbed wires) (Total Height 8.0')		200	lf	0.00	[**]	[**]	[**]	[**]	[**]	S
1.7.1.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
9 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
1.7.2	Gates (pricing includes supply and installation of gates including security systems such as intercoms, key pads, monitors, and cameras, etc.) (Note 3)				[**]			[**]	[**]	[**]
1.7.2.1	12 ft wide swing gates		1	each	[**]			[**]	[**]	[**]	S
1.7.2.2	15 ft wide swing gates		1	each	[**]			[**]	[**]	[**]	S
1.7.2.3	4' Wide Mangates		1	each	[**]			[**]	[**]	[**]	S
1.7.2.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.8	Rerouted Fly Ash Precast Trench (Note 3)				[**]			[**]	[**]	[**]		Add. 1
1.8.1	Precast HS-20 rated trench with minimum 2' x 2' inside dimension	Later	500	lf	[**]	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.8.2	Granular trench bedding material	Later	100	cy	[**]	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.8.3	Earthwork - Cut	Later	150	cy	[**]	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.8.4	Earthwork - Fill	Later	200	cy	[**]	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.8.5	8" diameter CHDPE temporary drain pipe	Later	150	lf	[**]	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.8.6	Additional Items as Required by Contractor (list):											Add. 1
	Bidder to make entries here as necessary (Note 3)											Add. 1

1.9	Pavement Demolition (Note 3)				[**]			[**]	[**]	[**]		Add. 1
	(pricing includes demolition and disposal of existing pavement)											Add. 1
1.9.1	Sawcut and removal of existing concrete pavement	Later	1200	sy	[**]	[**]	[**]	[**]	[**]	[**]	S	Add. 1
1.9.2	Additional Items as Required by Contractor (list):											Add. 1
a.	Bidder to make entries here as necessary (Note 3)											Add. 1

	STRUCTURAL WORK				[**]			[**]	[**]	[**]

2.	UNDERGROUND STRUCTURES				[**]			[**]	[**]	[**]

2.1	Pile Load Tests and Installation of 18" Diameter Auger Cast Production Piles				[**]			[**]	[**]	[**]		Add. 1
2.1.1	Mobilization and Demobilization of Piling Rigs & Crew (Note 3)				[**]			[**]	[**]	[**]
2.1.1.1	Mobilization and Demobilization of Piling Rig & Crew for Low Headroom Piles	N/A	1	each	[**]	[**]	[**]	[**]	[**]	[**]	S
2.1.1.2	Mobilization and Demobilization of Piling Rig & Crew for Unrestricted Piles	N/A	1	each	[**]	[**]	[**]	[**]	[**]	[**]	S
2.1.1.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
10 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
2.1.2	Pile Load Tests (Pricing includes supply and installation of 80ft and 94 ft deep auger cast test piles and reaction piles with required reinforcement, testing frames and apparatus, disposal of augered soil, spoils, etc. Steel reinforcement shall include uncoated longitudinal bars and ties in accordance with ASTM A615.) (Note 3)				1093			[**]	[**]	[**]
2.1.2.1	ASTM D1143 Compression Test for 18" Diameter x 80' Deep Low Headroom Pile	N/A	1	LS	241.00	[**]	[**]	[**]	[**]	[**]	S
2.1.2.2	ASTM D1143 Compression Test for 18" Diameter x 94' Deep Low Headroom Pile (To Be Performed As Directed by the Owner)
2.1.2.2.1	18" Diameter x 94' Deep Low Headroom Pile - Installation Only	N/A	1	LS	210.00	[**]	[**]	[**]	[**]	[**]	S
2.1.2.2.2	ASTM D1143 Compression Test for 18" Diameter x 94' Deep Low Headroom Pile (To Be Performed As Directed by the Owner)	N/A	1	LS	45.00	[**]	[**]	[**]	[**]	[**]	S
2.1.2.3	ASTM D3689 Tension Test for 18" Diameter x 80' Deep Low Headroom Pile	N/A	1	LS	164.00	[**]	[**]	[**]	[**]	[**]	S
2.1.2.4	ASTM D3966 Lateral Test for 18" Diameter x 80' Deep Low Headroom Pile	N/A	1	LS	96.00	[**]	[**]	[**]	[**]	[**]	S
2.1.2.5	ASTM D4945 Dynamic Test for 18" Diameter x 80' Deep Low Headroom Pile	N/A	1	LS	120.00	[**]	[**]	[**]	[**]	[**]	S
2.1.2.6	ASTM D4945 Dynamic Test for 1 Percent of Production Piles	N/A	1	LS	217.00	[**]	[**]	[**]	[**]	[**]	S		Add. 1
2.1.2.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.1.3	Production Piles (Pricing includes supply and installation of 80ft deep auger cast piles with 1/4 ton of steel reinforcement per pile, disposal of augered soils, etc. Steel reinforcement shall include uncoated longitudinal bars and ties in accordance with ASTM A615. Pile quantities include compression and tension piles) (Note 3)		277	each	3945			[**]	[**]	[**]		Total pile quantity is summation of items 2.1.3.1 thru 2.1.3.5 only
2.1.3.1	Selective Catalytic Reducer Support Tower Foundations		138	each	2485			[**]	[**]	[**]			Add. 1
2.1.3.1.1	North Tower Foundations (80' Deep - No Headroom Restrictions)	S-0107	29	each	280.00	[**]	[**]	[**]	[**]	[**]	S		Add. 1
2.1.3.1.2	Center Tower Foundation (80' Deep - Low Headroom Restrictions)	S-0107	57	each	1,209.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.1.3	Center Tower Foundation (94' Deep - Low Headroom Restrictions)	S-0107	27	each	755.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.1.4	South Tower Foundations (80' Deep - No Headroom Restrictions)	S-0107	25	each	241.00	[**]	[**]	[**]	[**]	[**]	S		Add. 1
2.1.3.2	Disposal/Pebble Lime Silo Enclosure Foundation (80' Deep - No Headroom Restrictions)	S-0110	91	each	997.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.3	Baghouse to ID Fan Support Steel Foundations	S-0215, S-0216	48	each	463.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.4	Addl Cost for Tension Piles (one 80' Deep, 1.25 inch diameter ASTM A772 deformed center bar):	S-0107	150	each	0.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.5	Addl Cost for Tension Piles (One 94' Deep, 1.25 inch diameter ASTM A772 deformed center bar):	S-0107	30	each	0.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.6	Price Adjustment for 1ft of Production Pile		0	ft	0.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.7	Price Adjustment for 1ft of Low Head Room Pile		0	ft	0.00	[**]	[**]	[**]	[**]	[**]	S
2.1.3.8	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2	Concrete Foundations				30225			[**]	[**]	[**]

Provide shop drawings, mud mats (if GWC prefers), reinforcing steel, reinforcing steel chairs, concrete, embedded anchors, embedded plates, water stops, pre-molded joint filler, grout, etc. All concrete shall have 4,500 psi compressive strength at 28 days unless noted.

2.2.1	Excavation (Note 3)		22150	cy	550			[**]	[**]	[**]
2.2.1.1	SCR Support Tower Foundations		2200	cy	75			[**]	[**]	[**]			Add. 1
2.2.1.1.1	North Tower	S-0121, S-0123	700	cy	20.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.1.2	Center Tower	S-0121, S-0123	900	cy	40.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.1.3	South Tower	S-0121, S-0123	600	cy	15.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.2	Circulating Fluid Bed Absorber/Pulse Jet Bag House Foundation	S-0185	9500	cy	200.00	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
11 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
2.2.1.3	Disposal/Pebble Lime Silo Enclosure Foundation	S-0175	1100	cy	30.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.4	Induced Draft Fan Foundation	S-0202 & S-0203	1800	cy	40.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.5	Baghouse to Chimney Ductwork Support Steel Foundations	S-0215 & S-0216	5500	cy	150.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.6	Ammonia Storage Tank and Truck Unloading Foundation	S-0160	1250	cy	30.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
2.2.1.7	Misc Cable Tray and Piping Support Foundations		300	cy	10.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.8	Misc Foundations		500	cy	15.00	[**]	[**]	[**]	[**]	[**]	S
2.2.1.9	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2.2	Concrete (Pricing includes mud mats (if GWC prefers), formwork, placement, finishing, curing, etc.) (Note 3)		12950	cy	15900			[**]	[**]	[**]
2.2.2.1	SCR Support Tower Foundations		1000	cy	1111			[**]	[**]	[**]		Add. 1
2.2.2.1.1	North Tower	S-0121, S-0123	200	cy	285.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.1.2	Center Tower	S-0121, S-0123	600	cy	541.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.1.3	South Tower	S-0121, S-0123	200	cy	285.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.2	Circulating Fluid Bed Absorber/Pulse Jet Bag House Foundation	S-0185, S-0187, S-0194 & S- 0195	8000	cy	6,408.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.3	Disposal/Pebble Lime Silo Enclosure Foundation	S-0175 & S-0176	1000	cy	1,195.00	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
2.2.2.4	Induced Draft Fan Foundation	S-0202 & S-0203	1000	cy	1,952.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.5	Baghouse to Chimney Ductwork Support Steel Foundations	S-0215 & S-0216	550	cy	1,279.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.6	Ammonia Storage Tank and Truck Unloading Foundation	S-0160	700	cy	1,521.00	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
2.2.2.7	Misc Cable Tray and Piping Support Foundations		200	cy	965.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.8	AQCS Electrical Equipment Room Concrete Slab	S-0566	100	cy	207.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.9	Misc Foundations		400	cy	1,262.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.2.10	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2.3	Reinforcing Steel (Pricing includes supply and installation of deformed uncoated bars in accordance with ASTM A615, Grade 60 (U.N.) including reinforcement chairs. Reinforcement may include wwf or bar sizes ranging from #3 to #11) (Note 3)		1015	tons	6124			[**]	[**]	[**]		Add. 1
2.2.3.1	Selective Catalytic Reducer Support Tower Foundations		70	tons	408			[**]	[**]	[**]
2.2.3.1.1	North Tower	S-0123	15	tons	87.50	[**]	[**]	[**]	[**]	[**]	S
2.2.3.1.2	Center Tower (ASTM A615, GR 75)	S-0123	40	tons	233.00	[**]	[**]	[**]	[**]	[**]	S
2.2.3.1.3	South Tower	S-0123	15	tons	87.50	[**]	[**]	[**]	[**]	[**]	S
2.2.3.2	Circulating Fluid Bed Absorber/Pulse Jet Bag House Foundation	S-0185, S-0187, S-0194 & S- 0195	500	tons	3,083.00	[**]	[**]	[**]	[**]	[**]	S
2.2.3.3	Disposal/Pebble Lime Silo Enclosure Foundation	S-0175 & S-0176	120	tons	700.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
2.2.3.4	Induced Draft Fan Foundation	S-0203	150	tons	875.00	[**]	[**]	[**]	[**]	[**]	S
2.2.3.5	Baghouse to Chimney Ductwork Support Steel Foundations	S-0215 & S-0216	40	tons	233.00	[**]	[**]	[**]	[**]	[**]	S
2.2.3.6	Ammonia Storage Tank and Truck Unloading Foundation	S-0160	65	tons	416.50	[**]	[**]	[**]	[**]	[**]	S	Add. 1
2.2.3.7	Misc Cable Tray and Piping Support Foundations		10	tons	58.00	[**]	[**]	[**]	[**]	[**]	S
2.2.3.8	AQCS Electrical Equipment Room Concrete Slab	S-0566	10	tons	58.00	[**]	[**]	[**]	[**]	[**]	S
2.2.3.9	Misc Foundations		50	tons	292.00	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
12 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
2.2.3.10	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2.4	Backfill and Compaction (Note 3)		11750	cy	570			[**]	[**]	[**]
2.2.4.1	Selective Catalytic Reducer Support Tower Foundations		1250	cy	60			[**]	[**]	[**]
2.2.4.1.1	North Tower	S-0121, S-0123	500	cy	20.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.1.2	Center Tower	S-0121, S-0123	300	cy	15.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.1.3	South Tower	S-0121, S-0123	450	cy	25.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.2	Circulating Fluid Bed Absorber/Pulse Jet Bag House Foundation	S-0185	3000	cy	100.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.3	Disposal/Pebble Lime Silo Enclosure Foundation	S-0175	400	cy	20.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.4	Induced Draft Fan Foundation	S-0202, S-0203	1500	cy	75.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.5	Baghouse to Chimney Ductwork Support Steel Foundations	S-0215, S-0216	4500	cy	200.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.6	Ammonia Storage Tank and Truck Unloading Foundation	S-0160	500	cy	30.00	[**]	[**]	[**]	[**]	[**]	S	Add. 1
2.2.4.7	Misc Cable Tray and Piping Support Foundations		100	cy	25.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.8	Misc Foundations		500	cy	60.00	[**]	[**]	[**]	[**]	[**]	S
2.2.4.9	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2.5	Anchor Bolts (pricing includes supply and installation of anchor bolts with double nuts & washers complete in foundations, including templates, support frames, etc. Assume embedded length 12d U.N.O on drawings. Assume total length 12d + 12" U.N.O on drawings.) (Note 3)				1214			[**]	[**]	[**]
2.2.5.1	3/4" Diameter (ASTM F1554 Grade 36)	S-0176, S-0188	60	each	30.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.2	1" Diameter (ASTM F1554 Grade 36)	S-0176, S-0188	60	each	45.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.3	1 1/4" Diameter (ASTM F1554 Grade 36)	S-0188	120	each	120.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.4	1 1/2" Diameter (ASTM F1554 Grade 36)		140	each	175.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.5	2" Diameter (ASTM F1554 Grade 36)	S-0176, S-0188	160	each	240.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.6	2 1/2" Diameter (ASTM F1554 Grade 36)	S-0176, S-0188	40	each	80.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.7	2 3/4" Diameter (ASTM F1554 Grade 36)	S-0188	20	each	50.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.8	4" Diameter (ASTM F1554 Grade 36)	S-0188	20	each	80.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.9	1" Diameter (ASTM F1554 Grade 55 S1)		10	each	8.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.10	1 1/2" Diameter (ASTM F1554 Grade 55 S1)		10	each	13.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.11	2" Diameter (ASTM F1554 Grade 55 S1)		10	each	15.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.12	2 1/2" Diameter (ASTM F1554 Grade 55 S1)		10	each	20.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.13	1 1/2" Diameter (ASTM F1554 Grade 105)		10	each	13.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.14	2" Diameter (ASTM F1554 Grade 105)		50	each	75.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.15	2 1/2" Diameter (ASTM F1554 Grade 105)		50	each	100.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.16	2 3/4" Diameter (ASTM F1554 Grade 105)		60	each	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.5.17	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
13 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
2.2.6	Embedments(pricing includes supply and installation of plates and angles with welding studs, checkered plate, etc.) (Note 3)		85	tons	2550			[**]	[**]	[**]
2.2.6.1	Selective Catalytic Reducer Support Tower Foundations		15	tons	450			[**]	[**]	[**]
2.2.6.1.1	North Tower	S-0123	5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.1.2	Center Tower	S-0123	5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.1.3	South Tower	S-0123	5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.2	Circulating Fluid Bed Absorber/Pulse Jet Bag House Foundation	S-0010, S-0185	20	tons	600.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.3	Disposal/Pebble Lime Silo Enclosure Foundation	S-0175	5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.4	Induced Draft Fan Foundation	S-0203	10	tons	300.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.5	Baghouse to Chimney Ductwork Support Steel Foundations		5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.6	Ammonia Storage Tank and Truck Unloading Foundation	S-0160	10	tons	300.00	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
2.2.6.7	Misc Cable Tray and Piping Support Foundations		5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.8	AQCS Electrical Equipment Room Concrete Slab	S-0566	5	tons	150.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.9	Misc Foundations		10	tons	300.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.6.10	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2.7	Post-Installed Anchors (pricing includes supply and installation of post installed wedge and adhesive anchors with double nuts and washers complete in concrete. Assume embedded length 8d U.N.O. on drawings. Assume total length of 8d + 6" U.N.O. on drawings) (Note 3)				299			[**]	[**]	[**]
2.2.7.1	3/8" Diameter Hilti Kwik Bolt III Expansion Anchor or Equal		100	each	21.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.2	1/2" Diameter Hilti Kwik Bolt III Expansion Anchor or Equal		100	each	21.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.3	3/4" Diameter Hilti Kwik Bolt III Expansion Anchor or Equal		200	each	46.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.4	1" Diameter Hilti Kwik Bolt III Expansion Anchor or Equal		100	each	25.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.5	1/2" Diameter Hilti HAS Rod with Hilti HY 150 Max Adhesive or Equal		100	each	30.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.6	5/8" Diameter Hilti HAS Rod with Hilti HY 150 Max Adhesive or Equal		100	each	30.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.7	3/4" Diameter Hilti HAS Rod with Hilti HY 150 Max Adhesive or Equal		100	each	30.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.8	1" Diameter Hilti HAS Rod with Hilti HY 150 Max Adhesive or Equal		100	each	30.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.9	1 1/4" Diameter Hilti HAS Rod with Hilti HY 150 Max Adhesive or Equal		100	each	33.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.10	1 1/2" Diameter Hilti HAS Rod with Hilti HY 150 Max Adhesive or Equal		100	each	33.00	[**]	[**]	[**]	[**]	[**]	B
2.2.7.11	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.2.8	Miscellaneous Items (pricing includes supply and installation of miscellaneous items) (Note 3)				3018			[**]	[**]	[**]
2.2.8.1	Water Stop				793			[**]	[**]	[**]
2.2.8.1.1	PVC Water Stop		3000	lf	300.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.8.2	Vapor Barrier	S-0185, S-0175	50000	sf	333.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.8.3	Pre-Molded Joint Filler (1")		2000	sf	160.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.8.4	Grout Work		600	cf	2225			[**]	[**]	[**]
2.2.8.4.1	Column Base Plates		200	cf	625.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.8.4.2	Equipment Bases		400	cf	1,600.00	[**]	[**]	[**]	[**]	[**]	B / S
2.2.8.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
14 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
2.3	Concrete Modification (Note 3)		130	cy	153			[**]	[**]	[**]
	(pricing includes excavation, reinforcement, concrete, and backfill.)
2.3.1	Duct Support Column Row L.1 and M.4 Foundations		40	cy	46.00	[**]	[**]	[**]	[**]	[**]	B / S
2.3.2	UAT Transformer Foundation		20	cy	25.00	[**]	[**]	[**]	[**]	[**]	B / S
2.3.3	Breaching Duct Support Column Row X, Y, Z Foundations		20	cy	25.00	[**]	[**]	[**]	[**]	[**]	B / S
2.3.4	Miscellaneous Foundations		50	cy	57.00	[**]	[**]	[**]	[**]	[**]	B / S
2.3.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

2.4	Concrete Demolition (Note 3)		250	cy	835			[**]	[**]	[**]
	(pricing includes demolition and disposal of reinforced concrete foundation and backfill after demolition.)
2.4.1	Duct Support Column Row L.1 and M.4 Foundations	S-0409	50	cy	143.00	[**]	[**]	[**]	[**]	[**]	B / S
2.4.2	Baghouse Transformer Foundation		50	cy	90.00	[**]	[**]	[**]	[**]	[**]	B / S
2.4.3	Jamestown Boiler Foundation		50	cy	211.00	[**]	[**]	[**]	[**]	[**]	B / S
2.4.4	Miscellaneous Foundations		100	cy	391.00	[**]	[**]	[**]	[**]	[**]	B / S
2.4.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.	SUPERSTRUCTURES				427712			[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
15 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

3.1	Erection of Steel Structures		3535	tons	[**]			[**]	[**]	[**]
Total structural steel tonnage is summation of items 3.1.1 thru 3.1.7 only.
Structural Steel on issued for construction drawings quantified by Contractor at True-up shall be of similar make-up and work breakdown as identified in the following table:

If make-up and work breakdown are significantly different, Contractor may have the opportunity to adjust unit rates in Exhibit C.

Provide erection of steel structure - beams, columns, girders, purlins, vertical bracings, horizontal bracings, girts, angles, trolley beams, base plates, stairs, ladders, swing gates, hand rails, guard plates, gratings, metal decks, etc. Erection includes but is not limited to member placement, connection components, bolts, welds, column splices, beam splices, touch-up painting, etc.

3.1.1	SCR Support Steel (Note 3)		2550	tons	[**]			[**]	[**]	[**]
3.1.1.1	W-Shaped Beams Weighing 29 plf or less	S-0453 thru S-0508	190	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.2	W-Shaped Beams Weighing Between 30 plf and 59 plf	S-0453 thru S-0508	260	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.3	W-Shaped Beams Weighing Between 60 plf and 99 plf	S-0453 thru S-0508	360	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.4	W-Shaped Beams Weighing Between 100 plf and 199 plf	S-0453 thru S-0508	230	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.5	W-Shaped Beams Weighing Between 200 plf and 249 plf	S-0453 thru S-0508	40	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.6	W-Shaped Beams Weighing Between 250 plf or more	S-0453 thru S-0508	40	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.7	W-Shaped Columns or Posts Weighing 29 plf or less	S-0452 thru S-0508	10	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.8	W-Shaped Columns or Posts Weighing Between 30 plf and 59 plf	S-0452 thru S-0508	60	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.9	W-Shaped Columns or Posts Weighing Between 60 plf and 99 plf	S-0452 thru S-0508	70	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.10	W-Shaped Columns or Posts Weighing Between 100 plf and 149 plf	S-0452 thru S-0508	40	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.1.11	W-Shaped Columns or Posts Weighing Between 150 plf and 199 plf	S-0452 thru S-0508	60	tons	[**]	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
16 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL							UNIT PRICE			TARGET PRICE			COMMENTS

												Self Perform
								Labor Rate				(B) or
ITEM NO.	DESCRIPTION		S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
			DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
3.1.1.12	W-Shaped Columns or Posts Weighing Between 200 plf and 249 plf		S-0450 thru S-0508	50	tons	420.51	[**]	[**]	[**]	[**]	[**]	B
3.1.1.13	W-Shaped Columns or Posts Weighing Between 250 plf and 425 plf		S-0450 thru S-0508	100	tons	841.02	[**]	[**]	[**]	[**]	[**]	B
3.1.1.14	W-Shaped Jumbo Columns or Posts Weighing Between 426 plf and 730 plf		S-0450 thru S-0508	230	tons	1,934.35	[**]	[**]	[**]	[**]	[**]	B
3.1.1.15	W-Shaped Vertical Bracing Weighing 29 plf or less		S-0450 thru S-0508	15	tons	126.15	[**]	[**]	[**]	[**]	[**]	B
3.1.1.16	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf		S-0450 thru S-0508	120	tons	1,009.22	[**]	[**]	[**]	[**]	[**]	B
3.1.1.17	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf		S-0450 thru S-0508	130	tons	1,093.33	[**]	[**]	[**]	[**]	[**]	B
3.1.1.18	W-Shaped Vertical Bracing Weighing Between 100 plf and 199 plf		S-0450 thru S-0508	130	tons	1,093.33	[**]	[**]	[**]	[**]	[**]	B
3.1.1.19	W-Shaped Vertical Bracing Weighing Between 200 plf or more		S-0450 thru S-0508	15	tons	126.15	[**]	[**]	[**]	[**]	[**]	B
3.1.1.20	W-Shaped Girts Weighing 29 plf or less		S-0450 thru S-0508	70	tons	588.71	[**]	[**]	[**]	[**]	[**]	B
3.1.1.21	W-Shaped Roof Purlins Weighing 29 plf or less		S-0450 thru S-0508	25	tons	210.25	[**]	[**]	[**]	[**]	[**]	B
3.1.1.22	W-Shaped Roof Purlins Weighing 30 plf or more		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.23	HSS Posts Weighing Less Than 30 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.24	Single Angle Columns or Posts Weighing Less Than 25 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.25	Single Angle Horizontal Bracing Weighing Less Than 25 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.26	Single Angle Vertical Bracing Weighing		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.27	Single Angle Girts Weighing Less Than 25 plf		S-0450 thru S-0508	10	tons	84.10	[**]	[**]	[**]	[**]	[**]	B
3.1.1.28	Double Angle Columns or Posts Weighing Less Than 25 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.29	Double Angle Horizontal Bracing Weighing Less Than 25 plf		S-0450 thru S-0508	100	tons	841.02	[**]	[**]	[**]	[**]	[**]	B
3.1.1.30	Double Angle Horizontal Bracing Weighing Between 25 plf and 49 plf		S-0450 thru S-0508	30	tons	252.31	[**]	[**]	[**]	[**]	[**]	B
3.1.1.31	Double Angle Horizontal Bracing Weighing Between 50 plf and 100 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.32	Double Angle Vertical Bracing Weighing Less Than 25 plf		S-0450 thru S-0508	10	tons	84.10	[**]	[**]	[**]	[**]	[**]	B
3.1.1.33	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf		S-0450 thru S-0508	10	tons	84.10	[**]	[**]	[**]	[**]	[**]	B
3.1.1.34	Double Angle Vertical Bracing Weighing Between 50 plf and 100 plf		S-0450 thru S-0508	10	tons	84.10	[**]	[**]	[**]	[**]	[**]	B
3.1.1.35	Double Angle Vertical Bracing Weighing More Than 100 plf		S-0450 thru S-0508	20	tons	168.20	[**]	[**]	[**]	[**]	[**]	B
3.1.1.36	Channel Members Weighing Less Than 20 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.37	Channel Members Weighing Between 20 plf and 39 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.38	Channel Girts Weighing Less Than 20 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.39	Channel Girts Weighing 20 plf or more		S-0450 thru S-0508	15	tons	126.15	[**]	[**]	[**]	[**]	[**]	B
3.1.1.40	S-Shapes Weighing Less Than 50 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.41	S-Shapes Weighing More Than 50 plf		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.42	Base Plates 3.5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.43	Base Plates 4” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	2778997.57	S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.44	Base Plates 4.5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	909916	S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.45	Base Plates 5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	6000000	S-0450 thru S-0508	5	tons	42.05	[**]	[**]	[**]	[**]	[**]	B
3.1.1.46	Base Plates 7.5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		S-0450 thru S-0508	20	tons	168.20	[**]	[**]	[**]	[**]	[**]	B
3.1.1.47	Additional Items as Required by Contractor (list):
a.	Equipment Operators			1	lot	35,890	[**]	[**]	[**]	[**]	[**]	B
b.	Progress Clean			1	lot	22,943	[**]	[**]	[**]	[**]	[**]	B
c.	Scaffolding			1	lot	83,428	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
17 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

3.1.2	Boiler Building Modification Steel (Note 3)		150	tons	2400			[**]	[**]	[**]
S&L design drawings are not all
 inclusive for the boiler building
 modification steel. Additional
 work, such as temporary duct
 support steel on  column row L, is
 included in the steel tonnage but
 not currently shown on the design drawings.

3.1.2.1	W-Shaped Beams Weighing 29 plf or less	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.2	W-Shaped Beams Weighing Between 30 plf and 59 plf	S-0401 thru S-0408	10	tons	160.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.3	W-Shaped Beams Weighing Between 60 plf and 99 plf	S-0401 thru S-0408	10	tons	160.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.4	W-Shaped Columns and Posts Weighing 29 plf or less	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.5	W-Shaped Columns and Posts Weighing Between 30 plf and 59 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.6	W-Shaped Columns and Posts Weighing Between 60 plf and 99 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.7	W-Shaped Vertical Bracing Weighing 29 plf or less	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.8	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.9	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf	S-0401 thru S-0408	10	tons	160.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.10	W-Shaped Girts Weighing 29 plf or less	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.11	Single Angle Horizontal Bracing Weighing Less Than 25 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.12	Single Angle Vertical Bracing Weighing Less Than 25 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.13	Single Angle Girts Weighing Less Than 25 plf	S-0428	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.14	Double Angle Horizontal Bracing Weighing Less Than 25 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.15	Double Angle Vertical Bracing Weighing Less Than 25 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.16	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.17	Channel Members Weighing Less Than 20 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.18	Channel Members Weighing Between 20 plf and 39 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.19	Channel Girts Weighing Less Than 20 plf	S-0428	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.20	Channel Girts Weighing 20 plf or more	S-0428	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.21	WT-Shaped Beams Weighing 29 plf or less	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.22	WT-Shaped Beams Weighing Between 30 plf and 59 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.23	WT-Shaped Beams Weighing Between 60 plf and 99 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.24	WT-Shaped Beams Weighing Between 100 plf and 199 plf	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.25	Column and Beam Cover Plates	S-0401 thru S-0408	10	tons	160.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.26	Connection Reinforcement	S-0401 thru S-0408	5	tons	80.00	[**]	[**]	[**]	[**]	[**]	B
3.1.2.27	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.3	Ductwork Support Modification Steel (Rows L1 and M4) (Note 3)		90	tons	1215			[**]	[**]	[**]
3.1.3.1	W-Shaped Beams Weighing 29 plf or less	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.2	W-Shaped Beams Weighing Between 30 plf and 59 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.3	W-Shaped Beams Weighing Between 60 plf and 99 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
18 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

3.1.3.4	W-Shaped Columns and Posts Weighing 29 plf or less	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.5	W-Shaped Columns and Posts Weighing Between 30 plf and 59 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.6	W-Shaped Columns and Posts Weighing Between 60 plf and 99 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.7	W-Shaped Vertical Bracing Weighing 29 plf or less	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.8	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.9	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.10	Single Angle Horizontal Bracing Weighing Less Than 25 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.11	Single Angle Vertical Bracing Weighing Less Than 25 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.12	Double Angle Horizontal Bracing Weighing Less Than 25 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.13	Double Angle Vertical Bracing Weighing Less Than 25 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.14	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.15	Base Plates 1” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.16	Base Plates 1 1/2” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.17	Column and Beam Cover Plates	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.18	Connection Reinforcement	S-0409	5	tons	67.50	[**]	[**]	[**]	[**]	[**]	B
3.1.3.19	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.4	Baghouse Electrical Equipment Room Steel & HVAC Support Steel (Note 3)		75	tons	428			[**]	[**]	[**]
3.1.4.1	W-Shaped Beams Weighing 29 plf or less	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.2	W-Shaped Beams Weighing Between 30 plf and 59 plf	S-0566, S-0568	15	tons	85.60	[**]	[**]	[**]	[**]	[**]	B
3.1.4.3	W-Shaped Beams Weighing Between 60 plf and 99 plf	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.4	W-Shaped Beams Weighing Between 100 plf or more	S-0566, S-0568	10	tons	57.07	[**]	[**]	[**]	[**]	[**]	B
3.1.4.5	W-Shaped Columns or Posts Weighing 49 plf or less	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.6	W-Shaped Columns or Posts Weighing Between 50 plf and 99 plf	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.7	Single Angle Horizontal Bracing Weighing Less Than 25 plf	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.8	Double Angle Horizontal Bracing Weighing Less Than 25 plf	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.9	Double Angle Vertical Bracing Weighing Less Than 25 plf	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.10	Channel Members Weighing Between 20 plf and 39 plf	S-0566, S-0568	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.11	Base Plates 1” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	N/A	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.12	Base Plates 1 1/2” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	N/A	5	tons	28.53	[**]	[**]	[**]	[**]	[**]	B
3.1.4.13	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.5	Baghouse to Chimney Ductwork Support Steel (Note 3)		455	tons	5233			[**]	[**]	[**]
3.1.5.1	W-Shaped Beams Weighing 29 plf or less	S-0571 to S-0587	20	tons	230.02	[**]	[**]	[**]	[**]	[**]	B
3.1.5.2	W-Shaped Beams Weighing Between 30 plf and 59 plf	S-0571 to S-0587	20	tons	230.02	[**]	[**]	[**]	[**]	[**]	B
3.1.5.3	W-Shaped Beams Weighing Between 60 plf and 99 plf	S-0571 to S-0587	50	tons	575.05	[**]	[**]	[**]	[**]	[**]	B
3.1.5.4	W-Shaped Beams Weighing Between 100 plf and 149 plf	S-0571 to S-0587	50	tons	575.05	[**]	[**]	[**]	[**]	[**]	B
3.1.5.5	W-Shaped Columns or Posts Weighing 29 plf or less	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.6	W-Shaped Columns or Posts Weighing Between 30 plf and 59 plf	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.7	W-Shaped Columns or Posts Weighing Between 60 plf and 99 plf	S-0571 to S-0587	50	tons	575.05	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
19 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

3.1.5.8	W-Shaped Columns or Posts Weighing Between 100 plf and 149 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.9	W-Shaped Columns or Posts Weighing Between 150 plf and 199 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.10	W-Shaped Columns or Posts Weighing Between 200 plf and 249 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.11	W-Shaped Columns or Posts Weighing Between 250 plf and 425 plf	S-0571 to S-0587	50	tons	575.05	[**]	[**]	[**]	[**]	[**]	B
3.1.5.12	W-Shaped Vertical Bracing Weighing 29 plf or less	S-0571 to S-0587	20	tons	230.02	[**]	[**]	[**]	[**]	[**]	B
3.1.5.13	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf	S-0571 to S-0587	20	tons	230.02	[**]	[**]	[**]	[**]	[**]	B
3.1.5.14	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf	S-0571 to S-0587	20	tons	230.02	[**]	[**]	[**]	[**]	[**]	B
3.1.5.15	W-Shaped Vertical Bracing Weighing Between 100 plf and 149 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.16	Single Angle Horizontal Bracing Weighing Less Than 25 plf	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.17	Double Angle Horizontal Bracing Weighing Less Than 25 plf	S-0571 to S-0587	15	tons	172.52	[**]	[**]	[**]	[**]	[**]	B
3.1.5.18	Double Angle Horizontal Bracing Weighing Between 25 plf and 49 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.19	Double Angle Horizontal Bracing Weighing Between 50 plf and 100 plf	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.20	Double Angle Vertical Bracing Weighing Less Than 25 plf	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.21	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.22	Double Angle Vertical Bracing Weighing Between 50 plf and 100 plf	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.23	Channel Members Weighing Less Than 20 plf	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.24	Channel Members Weighing Between 20 plf and 39 plf	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.25	S-Shapes Weighing More Than 50 plf	S-0571 to S-0587	20	tons	230.02	[**]	[**]	[**]	[**]	[**]	B
3.1.5.26	Base Plates 1” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	S-0571 to S-0587	5	tons	57.51	[**]	[**]	[**]	[**]	[**]	B
3.1.5.27	Base Plates 1 1/2” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	S-0571 to S-0587	10	tons	115.01	[**]	[**]	[**]	[**]	[**]	B
3.1.5.28	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.6	Chimney Area Ductwork Support Modification Steel (Rows X, Y, Z) (Note 3)		85	tons	1496			[**]	[**]	[**]
3.1.6.1	W-Shaped Beams Weighing 29 plf or less	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.2	W-Shaped Beams Weighing Between 30 plf and 59 plf	NA	10	tons	176.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.3	W-Shaped Beams Weighing Between 60 plf and 99 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.4	W-Shaped Columns and Posts Weighing 29 plf or less	NA	10	tons	176.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.5	W-Shaped Columns and Posts Weighing Between 30 plf and 59 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.6	W-Shaped Vertical Bracing Weighing 29 plf or less	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.7	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.8	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.9	Single Angle Horizontal Bracing Weighing Less Than 25 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.10	Single Angle Vertical Bracing Weighing Less Than 25 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.11	Double Angle Horizontal Bracing Weighing Less Than 25 plf	NA	10	tons	176.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.12	Double Angle Vertical Bracing Weighing Less Than 25 plf	NA	10	tons	176.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.13	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf	NA	5	tons	88.00	[**]	[**]	[**]	[**]	[**]	B
3.1.6.14	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

								[**]
3.1.7	Structural Steel (including normal weight W shaped beams & columns, double angle horizontal & vertical bracing, WT members, beam & column cover plates) (Note 3)		130	tons	2288				[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
20 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
3.1.7.1	Auxiliary Boiler Building Modification	Later	15	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.7.2	Unit Auxiliary Transformer Iso-Phase Bus Support Modification	Later	15	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.7.3	Pipe Rack from SCR Support structure to Boiler Building	Later	50	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.7.4	Misc. Cable Tray & Piping Support Steel	Later	50	tons	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.7.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.8	Gallery Work (pricing includes member placement, bolted and welded connections, grating, handrail, ladders, cages, swing gates, stairs, etc.) (Note 3)				[**]			[**]	[**]	[**]
3.1.8.1	Selective Catalytic Reducer Support Steel				[**]			[**]	[**]	[**]
3.1.8.1.1	1 1/4” Grating (with 3/16” bearing bars)	S-0497	500	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.2	1 1/2” Grating (with 3/16” bearing bars)	S-0465 thru S-0507	6500	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.3	1 1/2” Grating w/ 1/4” Checkered Plate	S-0482 & S-0495	450	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.4	1 3/4” Grating (with 3/16” bearing bars)	S-0475 thru S-0482	6500	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.5	1 3/4” Heavy Duty Grating	S-0477 thru S-0482	26500	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.6	1 3/4” Heavy Duty Grating w/ 1/4” Checkered Plate	S-0475 & S-0476	9500	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.7	Handrail	S-0465 thru S-0507	3500	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.8	Guard Plate	S-0465 thru S-0507	8000	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.9	Ladders & Cages	S-0466 & S-0481	100	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.10	Swing Gates	S-0466 & S-0481	5	each	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.1.11	Stairs & Landings (assume 3’ wide with handrails)	S-0463 thru S-0507	1500	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.2	Boiler Building Modification Steel				[**]			[**]	[**]	[**]
3.1.8.2.1	1 1/4” Grating (with 3/16” bearing bars)	S-0403 & S-0404	1000	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.2.2	Handrail	S-0403 & S-0404	400	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.2.3	Guard Plate	S-0403 & S-0404	400	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.2.4	Ladders & Cages	S-0403 & S-0404	30	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.2.5	Swing Gates	S-0403 & S-0404	5	each	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.2.6	Stairs & Landings (assume 3’ wide with handrails)		5	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.3	Baghouse Electrical Equipment Room Steel and HVAC Support Steel				[**]			[**]	[**]	[**]
3.1.8.3.1	1 1/2” Grating (with 3/16” bearing bars)	S-0566, S-0568	500	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.3.2	Handrail	S-0566, S-0568	100	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.3.3	Guard Plate	S-0566, S-0568	200	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.3.4	Ladders & Cages	S-0566, S-0568	30	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.3.5	Swing Gates	S-0566, S-0568	5	each	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.3.6	Stairs & Landings (assume 3’ wide with handrails)	S-0566, S-0568	70	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.4	Baghouse to Chimney Ductwork Support Steel				[**]			[**]	[**]	[**]
3.1.8.4.1	1 1/2” Grating (with 3/16” bearing bars)	S-0582 to S-0585	2200	sf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.4.2	Handrail	S-0582 to S-0585	1000	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.4.3	Guard Plate	S-0582 to S-0585	1000	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.4.4	Ladders & Cages	S-0582 to S-0585	200	lf	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.4.5	Swing Gates	S-0582 to S-0585	10	each	[**]	[**]	[**]	[**]	[**]	[**]	B
3.1.8.4.6	Stairs & Landings (assume 3’ wide with handrails)	S-0582 to S-0585	30	lf	[**]	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
21 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
3.1.8.5	ID Fan Motor Access Steel				977			[**]	[**]	[**]
3.1.8.5.1	Steel	N/A	15	ton	555.29	[**]	[**]	[**]	[**]	[**]	B
3.1.8.5.2	1 1/2” Grating (with 3/16” bearing bars)	N/A	250	sf	22.21	[**]	[**]	[**]	[**]	[**]	B
3.1.8.5.3	Handrail	N/A	150	lf	49.71	[**]	[**]	[**]	[**]	[**]	B
3.1.8.5.4	Guard Plate	N/A	150	lf	20.10	[**]	[**]	[**]	[**]	[**]	B
3.1.8.5.5	Ladders & Cages	N/A	60	lf	11.63	[**]	[**]	[**]	[**]	[**]	B
3.1.8.5.6	Swing Gates	N/A	5	each	10.58	[**]	[**]	[**]	[**]	[**]	B
3.1.8.5.7	Stairs & Landings (assume 3’ wide with handrails)	N/A	150	lf	307.79	[**]	[**]	[**]	[**]	[**]	B
3.1.8.6	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.9	Miscellaneous Steel Items (Note 3)				493			[**]	[**]	[**]
3.1.9.1	Selective Catalytic Reducer Support Steel				127			[**]	[**]	[**]
3.1.9.1.1	Sag Rods	S-0490 & S-0491	10000	lf	127.00	[**]	[**]	[**]	[**]	[**]	B
3.1.9.2	Boiler Building Modification Steel				167			[**]	[**]	[**]
3.1.9.2.1	Sag Rods		1000	lf	127.00	[**]	[**]	[**]	[**]	[**]	B
3.1.9.2.2	Reinforcing Plate	S-0406 & S-0407	5	tons	40.00	[**]	[**]	[**]	[**]	[**]	B
3.1.9.3	Baghouse Electrical Equipment Room Steel				199			[**]	[**]	[**]
3.1.9.3.1	2” Metal Deck (18 Gage)	S-0566	5500	sf	124.00	[**]	[**]	[**]	[**]	[**]	B
3.1.9.3.2	3/16” Bent Plate	S-0566	5	tons	75.00	[**]	[**]	[**]	[**]	[**]	B
3.1.9.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.1.10	Demolition of Steel Structures (Note 3)		65	tons	1900			[**]	[**]	[**]
3.1.10.1	Duct Support Column Row L.1 and M.4 Steel	N/A	10	tons	292.31	[**]	[**]	[**]	[**]	[**]	B
3.1.10.2	Boiler Building Steel	C-1418-D, C-1425- D, C-1425 D-2, & 32032F-D	40	tons	1,169.24	[**]	[**]	[**]	[**]	[**]	B
3.1.10.3	Chimney Area Duct Support Column Rows X, Y, and Z Steel		10	tons	292.31	[**]	[**]	[**]	[**]	[**]	B
3.1.10.4	Unit Auxiliary Transformer Iso-Phase Bus Support Steel		5	tons	146.16	[**]	[**]	[**]	[**]	[**]	B		Add. 1
3.1.10.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.2	SCR & Ductwork Erection		2745	tons	120194			[**]	[**]	[**]		Total ductwork steel tonnage is summation of items 3.2.1 thru 3.2.6 only
3.2.1	Erection of SCR Area Flue Gas Ductwork Duct Segments G1-1A(B) thru G6-1A(B) (Note 3)		980	tons	49981			[**]	[**]	[**]			Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
22 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

Provide ground fabrication/assembly and erection of flue gas ductwork segments shipped in panels including the following items which are typically shipped loose: turning vanes, internal bracing, test ports, slide plate and spherical bearing support assemblies, sole plates, and ductwork access doors. Ductwork penetrations are by the ductwork fabricator unless noted otherwise on the design drawings. Erection includes but is not limited to material unloading, field installation of items shipped loose, bolted and welded connections, touch-up painting, and welding out to “gas tight” condition. Duct panels dimensions shall be based on maximum permissible shipping widths on US highways. Provide costs as requested in the entries below for the installation of the structural components of the flue gas ductwork. [Costs for the following items should be included in their respective sections. For insulation and lagging installation, see Item 3.3. For expansion joint and expansion joint baffle installation, see Item 3.4]

3.2.1.1	Duct Segment G1-1A & G1-1B	S-0611 & S-0612

Provide costs for erection of sections of ductwork west of column line J2 as shown on drawing S-0611). The remaining ductwork east of column line J.2 will be installed by the Boiler Modification work contractor (Spec. B-7809). Welding at the interface with the GWC (Spec. B-7808) installed ductwork will be by Spec. B-7809. Spec. B-7808 shall include in its proposal providing temporary support for the east end of its installed portion of the ductwork. The temporary support will be removed by Spec. B-7809 following the tie-in of the two sections of ductwork.

3.2.1.1.1	Ductwork Ground Assembly & Erection (not including items addressed below)		140	tons	6,823.00	[**]	[**]	[**]	[**]	[**]	B
3.2.1.1.2	Temporary support of the east end of installed sections of ductwork (design, fabricate, and install)		1	LS	IN 3.2.1.1.1	[**]	[**]	[**]	[**]	[**]	B
3.2.1.2	Duct Segment G2-1A & G2-1B	S-0616 thru S-0619
3.2.1.2.1	Ductwork Ground Assembly & Erection (not including items addressed below)		260	tons	12,670.00	[**]	[**]	[**]	[**]	[**]	B
3.2.1.2.1	Ductwork Ground Assembly & Erection (not including items addressed below)		260	tons	IN 3.2.1.2.1	[**]	[**]	[**]	[**]	[**]	B
3.2.1.2.3	G2 Duct Flow Straightener Installation		1	LS	IN 3.2.1.2.1	[**]	[**]	[**]	[**]	[**]	B		Add. 1
3.2.1.3	Duct Segment G3-1A & G3-1B	S-0621, S-0622 & S-0624
3.2.1.3.1	Ductwork Ground Assembly & Erection		185	tons	10,142.00	[**]	[**]	[**]	[**]	[**]	B
3.2.1.4	Duct Segment G4-1A & G4-1B	S-0661 & S-0662
3.2.1.4.1	Ductwork Ground Assembly & Erection		180	tons	9,868.00	[**]	[**]	[**]	[**]	[**]	B
3.2.1.5	Duct Segment G5-1A & G5-1B	S-0667
3.2.1.5.1	Ductwork Ground Assembly & Erection		135	tons	6,579.00	[**]	[**]	[**]	[**]	[**]	B
3.2.1.6	Duct Segment G6-1A & G6-1B	S-0672 & S-0673

Provide costs for erection of sections of ductwork west of column line J2 as shown on drawing S-0655). The remaining ductwork east of column line J.2 will be installed by the Boiler Modification work contractor (Spec. B-7809). Welding at the interface with the GWC (Spec. B-7808) installed ductwork will be by Spec. B-7809. Spec. B-7808 shall include in its proposal providing temporary support for the east end of its installed portion of the ductwork. The temporary support will be removed by Spec. B-7809 following the tie-in of the two sections of ductwork.

3.2.1.6.1	Ductwork Ground Assembly & Erection (not including items addressed below)		80	tons	3,899.00	[**]	[**]	[**]	[**]	[**]	B
						[**]		[**]
3.2.1.6.2	Temporary support of the east end of installed sections of ductwork (design, fabricate, and install)		1	LS	IN 3.2.1.6.1		[**]		[**]	[**]	B
3.2.1.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.2.2	Erection of Air Heater Outlet Ductwork - Duct Segments G10-1A(B) thru G13-1 (Note 3)		315	tons	13986			[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
23 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

Provide ground fabrication/assembly and erection of flue gas ductwork segments shipped in panels including the following items which are typically shipped loose: turning vanes, internal bracing, test ports, slide plate and spherical bearing support assemblies, sole plates, and ductwork access doors. Ductwork penetrations are by the ductwork fabricator unless noted otherwise on the design drawings. Erection includes but is not limited to material unloading, field installation of items shipped loose, bolted and welded connections, touch-up painting, and welding out to “gas tight” condition. Duct panels dimensions shall be based on maximum permissible shipping widths on US highways. Provide costs as requested in the entries below for the installation of the structural components of the flue gas ductwork. [Costs for the following items should be included in their respective sections. For insulation and lagging installation, see Item 3.3. For expansion joint and expansion joint baffle installation, see Item 3.4.]

3.2.2.1	Duct Segment G10-1A & G10-1B	S-0711
3.2.2.1.1	Ductwork Ground Assembly & Erection		30	tons	1,332.00	[**]	[**]	[**]	[**]	[**]	B
3.2.2.2	Duct Segment G11-1A	S-0713 & S-0714
3.2.2.2.1	Ductwork Ground Assembly & Erection		80	tons	3,552.00	[**]	[**]	[**]	[**]	[**]	B
3.2.2.3	Duct Segment G12-1	S-0717 & S-0718
3.2.2.3.1	Ductwork Ground Assembly & Erection		100	tons	4,440.00	[**]	[**]	[**]	[**]	[**]	B
3.2.2.4	Duct Segment G13-1	S-0721 & S-0722
3.2.2.4.1	Ductwork Ground Assembly & Erection		105	tons	4,662.00	[**]	[**]	[**]	[**]	[**]	B
3.2.2.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.2.3	Erection of Baghouse Outlet Ductwork Duct Segments G21-1A thru G22-1B (Note 3)		290	tons	12760			[**]	[**]	[**]

Provide ground fabrication/assembly and erection of flue gas ductwork segments shipped in panels including the following items which are typically shipped loose: turning vanes, internal bracing, test ports, slide plate and spherical bearing support assemblies, sole plates, and ductwork access doors. Ductwork penetrations are by the ductwork fabricator unless noted otherwise on the design drawings. Erection includes but is not limited to material unloading, field installation of items shipped loose, bolted and welded connections, touch-up painting, and welding out to “gas tight” condition. Duct panels dimensions shall be based on maximum permissible shipping widths on US highways. Provide costs as requested in the entries below for the installation of the structural components of the flue gas ductwork. [Costs for the following items should be included in their respective sections. For insulation and lagging installation, see Item 3.3. For expansion joint and expansion joint baffle installation, see Item 3.4.]

3.2.3.1	Duct Segment G21-1A	S-0725
3.2.3.1.1	Ductwork Ground Assembly & Erection		80	tons	3,520.00	[**]	[**]	[**]	[**]	[**]
3.2.3.2	Duct Segment G22-1A	S-0733 & S-0734
3.2.3.2.1	Ductwork Ground Assembly & Erection		80	tons	3,520.00	[**]	[**]	[**]	[**]	[**]
3.2.3.3	Duct Segment G21-1B	S-0729
3.2.3.3.1	Ductwork Ground Assembly & Erection		50	tons	2,200.00	[**]	[**]	[**]	[**]	[**]
3.2.3.4	Duct Segment G22-1B	S-0733 & S-0734
3.2.3.4.1	Ductwork Ground Assembly & Erection		80	tons	3,520.00	[**]	[**]	[**]	[**]	[**]
3.2.3.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
24 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE			TARGET PRICE			COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

3.2.4	Erection of ID Fan Outlet Ductwork Duct Segments G23-1B thru G29-1A (Note 3)		480	tons	20766			[**]	[**]	[**]

Provide ground fabrication/assembly and erection of flue gas ductwork segments shipped in panels including the following items which are typically shipped loose: turning vanes, internal bracing, test ports, slide plate and spherical bearing support assemblies, sole plates, and ductwork access doors. Ductwork penetrations are by the ductwork fabricator unless noted otherwise on the design drawings. Erection includes but is not limited to material unloading, field installation of items shipped loose, bolted and welded connections, touch-up painting, and welding out to “gas tight” condition. Duct panels dimensions shall be based on maximum permissible shipping widths on US highways. Provide costs as requested in the entries below for the installation of the structural components of the flue gas ductwork. [Costs for the following items should be included in their respective sections. For insulation and lagging installation, see Item 3.3. For expansion joint and expansion joint baffle installation, see Item 3.4.]

3.2.4.1	Duct Segment G23-1B	S-0737
3.2.4.1.1	Ductwork Ground Assembly & Erection		90	tons	3,893.63	[**]	[**]	[**]	[**]	[**]	B
3.2.4.2	Duct Segment G24-1B	S-0741
3.2.4.2.1	Ductwork Ground Assembly & Erection		70	tons	3,028.38	[**]	[**]	[**]	[**]	[**]	B
3.2.4.3	Duct Segment G25-1B	S-0745
3.2.4.3.1	Ductwork Ground Assembly & Erection		70	tons	3,028.38	[**]	[**]	[**]	[**]	[**]	B
3.2.4.4	Duct Segment G26-1A	S-0749
3.2.4.4.1	Ductwork Ground Assembly & Erection		55	tons	2,379.44	[**]	[**]	[**]	[**]	[**]	B
3.2.4.5	Duct Segment G27-1A	S-0753
3.2.4.5.1	Ductwork Ground Assembly & Erection		60	tons	2,595.75	[**]	[**]	[**]	[**]	[**]	B
3.2.4.6	Duct Segment G28-1A	S-0757
3.2.4.6.1	Ductwork Ground Assembly & Erection		50	tons	2,163.13	[**]	[**]	[**]	[**]	[**]	B
3.2.4.7	Duct Segment G29-1A	S-0761 & S-0762
3.2.4.7.1	Ductwork Ground Assembly & Erection		85	tons	3,677.31	[**]	[**]	[**]	[**]	[**]	B
3.2.4.8	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)
3.2.5	SCR Reactor Installation (SCR-1A and SCR-1B) (Note 3)	S-0631 thru S-0643	660	tons	20601			[**]	[**]	[**]		Total SCR steel tonnage is summation of items 3.2.5.2 thru 3.2.5.4 only

Provide ground fabrication/assembly and erection the SCR reactor. The reactor sidewalls will be shipped in panels. Include field installation of the following items which are typically shipped loose: internal catalyst support beams, internal bracing, internal perimeter baffles, test ports, spherical bearing support assemblies, sole plates, wind guides and bumpers,  ductwork access doors, catalyst loading doors, and test ports. Erection includes but is not limited to material unloading, bolted and welded connections, touch-up painting, welding out to “gas tight” condition. SCR wall panels dimensions shall not exceed maximum permissible shipping widths on US highways. Provide entire cost for the SCR structural installation in this line item. [Costs for the following items shall be included in their respective sections. For insulation and lagging installation see Item 3.5.]
												Contractor VE item for modularized SCR box was split between Part A [**] and Part B [**]. The deducts were applied here and in the Equipment Section of Part A.
3.2.5.1	Installation - SCR internal heavy duty grating 3”	S-0631 thru S-0643	14500	sf	916.00	[**]	[**]	[**]	[**]	[**]	B
3.2.5.2	Installation - SCR internal support beams & bracing	S-0631 thru S-0643	230	tons	6,653.29	[**]	[**]	[**]	[**]	[**]	B
3.2.5.3	Installation - SCR internal baffles and flow deflectors	S-0631 thru S-0643	50	tons	1,674.45	[**]	[**]	[**]	[**]	[**]	B
3.2.5.4	Installation - SCR flow straightener	S-0631 thru S-0643	80	tons	2,679.13	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
25 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS

											Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)

3.2.5.4	Balance of SCR installation	S-0631 thru S-0643	300	tons	8,678.20	[**]	[**]	[**]	[**]	[**]	B
3.2.5.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.2.6	Air Heater Outlet Ductwork Reinforcement & Crossover Blank-Off (Note 3)		20	tons	2100			[**]	[**]	[**]

3.2.6.1	Install modifications to the existing air heater outlet duct to “blank-off” the existing crossover between the two trains of ductwork on the outlet side of the air heater. The installation includes but is not limited to material unloading, welded connections, removing all existing ash deposits from inside crossover, and welding out to a “gas-tight” condition.	S-0387	10	tons	1,050.00	[**]	[**]	[**]	[**]	[**]	B

3.2.6.2	Installation of reinforcement of the existing air heater outlet ductwork. The installation includes but is not limited to material unloading and welded connections.		10	tons	1,050.00	[**]	[**]	[**]	[**]	[**]	B
3.2.6.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.2.7	Ductwork Demolition (Note 3)		500	tons	0			[**]	[**]	[**]

Scope of ductwork demolition includes but is not limited to removal and disposal of the following: ductwork casing and internals, insulation and lagging, accumulated flyash, duct mounted access galleries, duct mounted test ports, supports & support assemblies (such as hangers), expansion joints, and in-line equipment such as dampers.

3.2.7.1	Economizer Outlet to Air Heater Inlet Ductwork Demolition	31324F-D, 139560E-D, 139569E-D, 139570E-D, 139571E-D, 139572E-D, 139574E-D & 188719E-D	0	tons	0.00	[**]	[**]	[**]	[**]	[**]	B	Not in GWC Scope of Work.
3.2.7.2	Air Heater Outlet to Baghouse Inlet Guillotine Damper Ductwork Demolition (Including the design, supply, and installation of temporary duct supports)	1204-9-101-D, 1204-9-23-D thru 1204-9-258-D & 1204-9-261-D	200	tons	0.00	[**]	[**]	[**]	[**]	[**]	B
3.2.7.3	ID Fan Outlet to Chimney Breeching Expansion Joint Ductwork Demolition	D74224-D thru D74228-D, D74230-D & D74231-D	300	tons	0.00	[**]	[**]	[**]	[**]	[**]	B

3.2.7.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.3	Flue Gas Ductwork Insulation and Lagging Supply & Installation				105321			[**]	[**]	[**]
3.3.1	Supply and installation of 6” of mineral wool insulation with 1” deep lagging for Duct Segments G1-1A(B) thru G6-1A(B) (Note 3)		130000	sf	24614			[**]	[**]	[**]
3.3.1.1	Duct Segment G1-1A & G1-1B: Provide costs for the supply and installation of insulation and lagging on sections of ductwork west of column line J2 as shown on drawing S-0627. Insulation and lagging for the remaining section of ductwork east of column line J.2 will be installed by the Boiler Modification work contractor (Spec. B-7809).	N/A	12000	sf	2,346.00	[**]	[**]	[**]	[**]	[**]	S
3.3.1.2	Duct Segment G2-1A & G2-1B	N/A	23500	sf	4,594.00	[**]	[**]	[**]	[**]	[**]	S
3.3.1.3	Duct Segment G3-1A & G3-1B	N/A	12000	sf	2,346.00	[**]	[**]	[**]	[**]	[**]	S
3.3.1.4	SCR-1A & SCR-1B	N/A	50000	sf	8,998.00	[**]	[**]	[**]	[**]	[**]	S
3.3.1.5	Duct Segment G4-1A & G4-1B	N/A	12500	sf	2,444.00	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
26 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
3.3.1.6	Duct Segment G5-1A & G5-1B	N/A	12500	sf	2,444.00	[**]	[**]	[**]	[**]	[**]	S
3.3.1.7	Duct Segment G6-1A & G6-1B: Provide costs for the supply and installation of insulation and lagging on sections of ductwork west of column line J2 as shown on drawing S-0655. Insulation and lagging for the remaining section of ductwork east of column line J.2 will be installed by the Boiler Modification work contractor (Spec. B-7809).	N/A	7500	sf	1,442.00	[**]	[**]	[**]	[**]	[**]	S
3.3.1.8	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.3.2	Supply and installation of 4" of mineral wool insulation with 1" deep lagging for Duct Segments G10-1A(B) thru G13-1 (Note 3)		27500	sf	5019			[**]	[**]	[**]
3.3.2.1	Duct Segment G10-1A & G10-1B	N/A	2500	sf	404.00	[**]	[**]	[**]	[**]	[**]	S
3.3.2.2	Duct Segment G11-1A	N/A	7000	sf	1,295.00	[**]	[**]	[**]	[**]	[**]	S
3.3.2.3	Duct Segment G12-1	N/A	9000	sf	1,660.00	[**]	[**]	[**]	[**]	[**]	S
3.3.2.4	Duct Segment G13-1	N/A	9000	sf	1,660.00	[**]	[**]	[**]	[**]	[**]	S
3.3.2.5	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.3.3	Supply and installation of 6" of mineral wool insulation with 1" deep lagging for the following pieces of Allied supplied equipment: (Note 3)		206000	sf	37922			[**]	[**]	[**]			Add. 1
3.3.3.1	CDS Inlet Ductwork	N/A	30000	sf	5,148.00	[**]	[**]	[**]	[**]	[**]	S
3.3.3.2	CDS Vessel including hopper	N/A	35000	sf	6,685.00	[**]	[**]	[**]	[**]	[**]	S
3.3.3.3	CDS Outlet & Baghouse Inlet Ductwork	N/A	33000	sf	5,648.00	[**]	[**]	[**]	[**]	[**]	S
3.3.3.4	Baghouse Hot Roof	N/A	28000	sf	4,137.00	[**]	[**]	[**]	[**]	[**]	S
3.3.3.5	Baghouse Floor Including Hoppers	N/A	46000	sf	10,646.00	[**]	[**]	[**]	[**]	[**]	S
3.3.3.6	Baghouse Inlet Plenum	N/A	17000	sf	2,829.00	[**]	[**]	[**]	[**]	[**]	S
3.3.3.7	Baghouse Compartment Interior Side Walls (See Item 3.3.7 for Exterior Side Walls)	N/A	17000	sf	2,829.00	[**]	[**]	[**]	[**]	[**]	S		Add. 1
3.3.3.8	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)
	631600

3.3.4	Supply and installation of 6" of mineral wool insulation with flat lagging for the following pieces of Allied supplied equipment: (Note 3)		25000	sf	4608			[**]	[**]	[**]
3.3.4.1	Gas Recirculation Ducts (Both Circular Ducts)	N/A	25000	sf	4,608.00	[**]	[**]	[**]	[**]	[**]	S
3.3.4.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.3.5	Supply and installation of 4" of mineral wool insulation with flat lagging for the following piece of equipment: (Note 3)		13000	sf	10806			[**]	[**]	[**]
3.3.5.1	ID Fans (2 Total)	TLT - Babcock F-9037	13000	sf	10,806.00	[**]	[**]	[**]	[**]	[**]	S	Acoutic Insulation..040" Aluminum lagging in lieu of galvanzied provided.
3.3.5.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
27 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
3.3.6	Supply and installation of 4" of mineral wool insulation with 1" deep lagging for Duct Segments G21-1A thru G29-1A (Note 3)		71700	sf	13341			[**]	[**]	[**]
3.3.6.1	Duct Segment G21-1A	N/A	7000	sf	1,295.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.2	Duct Segment G22-1A	N/A	7000	sf	1,295.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.3	Duct Segment G21-1B	N/A	5000	sf	994.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.4	Duct Segment G22-1B	N/A	7000	sf	1,295.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.5	Duct Segment G23-1B	N/A	8200	sf	1,516.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.6	Duct Segment G24-1B	N/A	6500	sf	1,208.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.7	Duct Segment G25-1B	N/A	6000	sf	1,113.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.8	Duct Segment G26-1A	N/A	6000	sf	1,113.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.9	Duct Segment G27-1A	N/A	5500	sf	1,017.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.10	Duct Segment G28-1A	N/A	4500	sf	835.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.11	Duct Segment G29-1A	N/A	9000	sf	1,660.00	[**]	[**]	[**]	[**]	[**]	[**]
3.3.6.12	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

3.3.7	Supply and installation of 6" of mineral wool insulation with lagging similar to Vulcraft 3N/3NI roof decking for the following pieces of Allied supplied equipment: (Note 3)		40000	sf	8861			[**]	[**]	[**]		Add. 1
3.3.7.1	Baghouse Compartment Exterior Side Walls Located Outdoors	N/A	40000	sf	8,860.64	[**]	[**]	[**]	[**]	[**]	[**]	Add. 1
3.3.7.2	Additional Items as Required by Contractor (list):											Add. 1
a.	Bidder to make entries here as necessary (Note 3)											Add. 1

3.3.8	Existing chimney breeching flue insulation and lagging replacement (Note 3)											Add. 1
	(Supply 4" of mineral wool insulation with 1" deep lagging)		900	sf	150			[**]	[**]	[**]		Add. 1
3.3.8.1	Segment between Expansion Joint EJ-1A-27 and Exterior Face of Chimney Shell	N/A	450	sf	75.00	[**]	[**]	[**]	[**]	[**]	[**]	Add. 1
3.3.8.2	Segment between Expansion Joint EJ-1A-31 and Exterior Face of Chimney Shell	N/A	450	sf	75.00	[**]	[**]	[**]	[**]	[**]	[**]	Add. 1
3.3.8.3	Additional Items as Required by Contractor (list):											Add. 1
a.	Bidder to make entries here as necessary (Note 3)											Add. 1

3.4	Flue Gas Ductwork Expansion Joint Installation (Note 3)				5302			[**]	[**]	[**]

Expansion joint installation shall include the welding of the expansion joint frame to the ductwork channel frame, final adjustment and field welding of one of the ductwork channel frames to the ductwork (the other frame will be shipped shop welded to the duct), installation of the expansion joint pillows and baffle plates.

3.4.1	Provide cost to install the following joints on a duct cross section of 13'-6" x 32'-0":
3.4.1.1	18" wide - Expansion Joints - EJ-1A-02 & EJ-1B-02	N/A	2	each	400.00	[**]	[**]	[**]	[**]	[**]	[**]
3.4.2	Provide costs to install the following joints on a duct cross section of 12'-2" x 43'-0":
3.4.2.1	18" wide - Expansion Joints - EJ-1A-03 & EJ-1B-03	N/A	2	each	486.00	[**]	[**]	[**]	[**]	[**]	[**]
3.4.3	Provide costs to install the following joints on a duct cross section of 14'-6" x 30'-0":
3.4.3.1	18" wide - Expansion Joints - EJ-1A-04, EJ-1B-04 EJ-1A-05, & EJ-1B-05	N/A	4	each	783.00	[**]	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
28 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
3.4.4	Provide costs to install the following joints on a duct cross section of 7'-10 3/4" x 36'-11 5/8"
3.4.4.1	18" wide - Expansion Joint - EJ-1A-08 & EJ-1B-08	N/A	2	each	395.00	[**]	[**]	[**]	[**]	[**]	B
3.4.5	Provide costs to install the following joints on a duct cross section of 14'-8" x 22'-0"
3.4.5.1	18" wide - Expansion Joint - EJ-1A-09	N/A	1	each	161.00	[**]	[**]	[**]	[**]	[**]	B
3.4.6	Provide costs to install the following joints on a duct cross section of 29'-4" x 22'-0"
3.4.6.1	18" wide - Expansion Joint - EJ-10	N/A	1	each	226.00	[**]	[**]	[**]	[**]	[**]	B
3.4.7	Provide costs to install the following joints on a duct cross section of 17'-10" x 36'-4"
3.4.7.1	18" wide - Expansion Joint - EJ-11	N/A	1	each	238.00	[**]	[**]	[**]	[**]	[**]	B
3.4.8	Provide costs to install the following joints on a duct cross section of 12'-0" x 24'-0"
3.4.8.1	18" wide - Expansion Joint - EJ-1A-20, EJ-1B-20, EJ-1A-21, & EJ-1B-21	N/A	4	each	634.00	[**]	[**]	[**]	[**]	[**]	B
3.4.9	Provide costs to install the following joints on a duct cross section of 5'-10 1/4" x 16'-4 1/4"
3.4.9.1	18" wide - Expansion Joint - EJ-1A-22 & EJ-1B-22	N/A	4	each	392.00	[**]	[**]	[**]	[**]	[**]	B
3.4.10	Provide costs to install the following joints on a duct cross section of 16'-0" x 20'-0"
3.4.10.1	18" wide - Expansion Joints EJ-1A-23, EJ-1B-23, EJ-1B-24, EJ-1B-26, EJ-1A-28, EJ-1A-29, EJ-1A-30	N/A	7	each	1,109.00	[**]	[**]	[**]	[**]	[**]	B
3.4.11	Provide costs to install the following joints on a circular duct cross section of 9'-1" O.D.
3.4.11.1	18" wide circular joint - Expansion Joint EJ-1A-25 & EJ-1B-25	N/A	2	each	126.00	[**]	[**]	[**]	[**]	[**]	B
3.4.12	Provide costs to install the following joints on a duct cross section of 12'-0" x 28'-0"
3.4.12.1	18" wide - Expansion Joints EJ-1A-31 & EJ-1B-27	N/A	2	each	352.00	[**]	[**]	[**]	[**]	[**]	B
3.4.13	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

	ARCHITECTURAL WORK				21596			[**]	[**]	[**]

4.	ARCHITECTURAL SITE WORK				21596			[**]	[**]	[**]

4.1	CMU Walls (Note 3)		12000	sf	0			[**]	[**]	[**]

4.1.1	8" Thick CMU Walls (Including CMU Blocks, Reinforcing, Dowels, Pilasters, Bond Beams & Lintels, Lateral Tie-backs)	A-0002, A-0003, A-0029, A-0030	10000	sf	0.00	[**]	[**]	[**]	[**]	[**]	S
4.1.2	12" Thick CMU Walls (Including CMU Blocks, Reinforcing, Dowels, Pilasters, Bond Beams & Lintels, Lateral Tie-backs)	A-0002, A-0003, A-0029, A-0030	2000	sf	0.00	[**]	[**]	[**]	[**]	[**]	S

4.1.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.2	Insulated Metal Siding (Note 3) - (Siding similar to Vulcraft 3N/3NI roof decking)		131000	sf	13600			[**]	[**]	[**]

4.2.1	Baghouse Support Structure Enclosure	A-0002, A-0003, A-0007 thru A-0010, A-0026 thru A-0028	53000	sf	5,506	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
29 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
4.2.2	Boiler Building Siding Modifications	A-0022, A-0024, A-0026 thru A-0028	5000	sf	523	[**]	[**]	[**]	[**]	[**]	S
4.2.3	CDS Hopper Enclosure	A-0007 thru A-0010	33000	sf	3,427	[**]	[**]	[**]	[**]	[**]	S
4.2.4	Hydrated Lime Silo Stair Tower Weather Enclosure	A-0007 thru A-0010	5000	sf	523	[**]	[**]	[**]	[**]	[**]	S
4.2.5	Hydrated Lime Silo, Pebble Lime Silo, and Waste Silo Roof Top Enclosures	A-0019 thru A-0020	10000	sf	1,032	[**]	[**]	[**]	[**]	[**]	S

4.2.6	Pebble Lime and Waste Silo Loading Area and Maintenance Area Enclosures	A-0017 thru A-0019, A-0026 thru A-0028	25000	sf	2,588	[**]	[**]	[**]	[**]	[**]	S

4.2.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.3	Insulated Metal Roofing (Note 3)		39000	sf	2900			[**]	[**]	[**]

4.3.1	Baghouse Support Structure Enclosure	A-0002, A-0003, A-0007 thru A-0010, A-0026 thru A-0028	5000	sf	370.00	[**]	[**]	[**]	[**]	[**]	S
4.3.2	Boiler Building Roof Modifications	A-0022 thru A-0024, A-0026 thru A-0028	5000	sf	370.00	[**]	[**]	[**]	[**]	[**]	S

4.3.3	CDS Hopper Enclosure	A-0007 thru A-0010	17000	sf	1,260.00	[**]	[**]	[**]	[**]	[**]	S
4.3.4	Hydrated Lime Silo Stair Tower Weather Enclosure	A-0007 thru A-0010	1000	sf	75.00	[**]	[**]	[**]	[**]	[**]	S
4.3.5	Hydrated Lime Silo, Pebble Lime Silo, and Waste Silo Roof Top Enclosures	A-0019 thru A-0020	4000	sf	300.00	[**]	[**]	[**]	[**]	[**]	S

4.3.6	Pebble Lime and Waste Silo Loading Area and Maintenance Area Enclosures	A-0017, A-0019, A-0020, A-0026 thru A-0028	7000	sf	525.00	[**]	[**]	[**]	[**]	[**]	S

4.3.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.4	Uninsulated Metal Siding (Note 3)		114000	sf	6380			[**]	[**]	[**]
	SCR Catalyst Gallery Enclosure Including Boiler Building Crossover Bridge	A-0012, A-0014, A-0015, A-
4.4.1			102000	sf	5,800.00	[**]	[**]	[**]	[**]	[**]	S
	(Ribbed siding similar to Vulcraft 3N/3NI decking)	0026 thru A-0028

4.4.2	Baghouse Penthouse (Lagged siding similar to ductwork lagging)	A-0007 thru A-0010, A-0026 thru A-0028	7000	sf	340.00	[**]	[**]	[**]	[**]	[**]	S

4.4.3	Baghouse Upper Level Enclosed Galleries (Lagged siding similar to ductwork lagging)		5000	sf	240.00	[**]	[**]	[**]	[**]	[**]	S
4.4.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.5	Uninsulated Metal Standing Seam Roofing (Note 3)		45500	sf	2090			[**]	[**]	[**]

4.5.1	SCR Catalyst Gallery Enclosure Including Boiler Building Crossover Bridge	A-0012, A-0014, A-0015, A- 0026 thru A-0028	29000	sf	1,340.00	[**]	[**]	[**]	[**]	[**]	S

4.5.2	Baghouse Penthouse	A-0007 thru A-0010, A-0026 thru A-0028	10000	sf	460.00	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
30 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
4.5.3	Baghouse Upper Level Enclosed Galleries (Lagged siding similar to ductwork lagging)		6500	sf	290.00	[**]	[**]	[**]	[**]	[**]	S
4.5.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.6	Metal Downspouts and Roof Gutters (Note 3)	A-0005, A-0007 thru A-0010, A-0012, A-0014, A-0015, A- 0017, A-0019, A-0020	5400	lf	490			[**]	[**]	[**]
4.6.1	Metal Downspouts (At Baghouse, CFB Enclosure, Silo Enclosure, SCR Enclosure and Skybridge)		3300	lf	305.00	[**]	[**]	[**]	[**]	[**]	S
4.6.2	Metal Roof Gutters (At Baghouse, CFB Enclosure, Silo Enclosure, SCR Enclosure and Skybridge)		2100	lf	185.00	[**]	[**]	[**]	[**]	[**]	S
4.6.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.7	Metal Swing Doors (including hardware) (Note 3)				73			[**]	[**]	[**]
4.7.1	Single Door (3'x7'-2" High)	A-0031 thru A-0033	4	each	29	[**]	[**]	[**]	[**]	[**]	B
4.7.2	Double Doors with Transom (8'x9' High & 3' transom)	A-0031 thru A-0033	3	each	33	[**]	[**]	[**]	[**]	[**]	B
4.7.3	Double Doors with Transom (8'x7' High & 3' transom)	A-0031 thru A-0033	1	each	11	[**]	[**]	[**]	[**]	[**]	B
4.7.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.8	Insulated Motorized Rolling Steel Doors (Note 3)				0			[**]	[**]	[**]
4.8.1	14' wide x 14' high	A-0031 thru A-0033	2	each	0.00	[**]	[**]	[**]	[**]	[**]	S
4.8.2	24' wide x 16' high		2	each	0.00	[**]	[**]	[**]	[**]	[**]	S
4.8.23	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.9	Sliding Doors (Note 3)				563			[**]	[**]	[**]
4.9.1	Single Door (3'x7' High)	A-0031 thru A-0033	37	each	425.48	[**]	[**]	[**]	[**]	[**]	B
4.9.2	Double Door (6'x7' High)		10	each	114.99	[**]	[**]	[**]	[**]	[**]	B
4.9.3	Double Door (6'x10' High)	A-0031 thru A-0033	2	each	23.00	[**]	[**]	[**]	[**]	[**]	B
4.9.4	Double Door (6'x14' High)		3	each	31.06	[**]	[**]	[**]	[**]	[**]	B
4.9.5	Double Door (8'x12' High)		2	each	20.70	[**]	[**]	[**]	[**]	[**]	B
4.9.6	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

4.10	Coatings (For coating system and color see spec section 099113 and architectural design drawings) (Note 3)				6040			[**]	[**]	[**]
4.10.1	Painting of Masonry Walls	A-0001	22000	sf	411.00	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
31 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
4.10.2	Touch-up of Shop-coated Surfaces		1	LS	5,628.98	[**]	[**]	[**]	[**]	[**]	S
Provide estimated manhours, labor cost and material cost for field application of touchup paint. Contractor VE item for alternate Painting Contractor was split between Part A [**] and Part B [**]. The deducts were applied here [**], Tab 6 - Touch Up Paint [**] and the Fee and Equipment Section of Part A ([**] each).
												Add. 1
4.10.3	Additional Items as Required by Contractor (list):
a.	Finish Paint Doors		1	LS		[**]	[**]	[**]	[**]	[**]

	ACI STRUCTURAL WORK				3752			[**]	[**]	[**]

5.	ACI STRUCTURE				3752			[**]	[**]	[**]

5.1	Concrete Foundations (Note 3)				2249			[**]	[**]	[**]

Provide shop drawings, mud mats (if GWC prefers), reinforcing steel, reinforcing steel chairs, concrete, embedded anchors, embedded plates, water stops, pre-molded joint filler, grout, etc. All concrete shall have 4,500 psi compressive strength at 28 days unless noted.

5.1.1	Excavation	Later	750	cy	15.00	[**]	[**]	[**]	[**]	[**]	S
5.1.2	Piles				0			[**]	[**]	[**]
	18" Diameter x 80' Deep Auger Cast Pile	Later	30	each	0.00	[**]	[**]	[**]	[**]	[**]	S
	Addl Cost for Tension Piles (One 94' Deep, 1.25 inch diameter ASTM A772 deformed center bar):	Later	30	each	0.00	[**]	[**]	[**]	[**]	[**]	S
5.1.3	Concrete	Later	500	cy	1,634.00	[**]	[**]	[**]	[**]	[**]	B / S
5.1.4	Reinforcing Steel	Later	30	tons	0.00	[**]	[**]	[**]	[**]	[**]	S
5.1.5	Backfill and Compaction	Later	100	cy	0.00	[**]	[**]	[**]	[**]	[**]	S
5.1.6	Embedments	Later	5	tons	600.00	[**]	[**]	[**]	[**]	[**]	B / S
5.1.7	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

5.2	Erection of ACI Structural Steel				1431			[**]	[**]	[**]
5.2.1	Piperack	Later			1191			[**]	[**]	[**]
5.2.1.1	Steel Members		50	tons	1145	[**]	[**]	[**]	[**]	[**]	B
	Base Plates		2	tons	46	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
32 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
5.2.2	Access Gallery and Platforms	Later			240			[**]	[**]	[**]
	Grating		200	sf	11	[**]	[**]	[**]	[**]	[**]	B
	Handrail		500	lf	157	[**]	[**]	[**]	[**]	[**]	B
	Guard Plate		500	lf	63	[**]	[**]	[**]	[**]	[**]	B
	Ladders & Cages		50	lf	9	[**]	[**]	[**]	[**]	[**]	B
5.2.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

5.3	Ductwork Modification for ACI Injection Grid (Note 3)				72			[**]	[**]	[**]
5.3.1	Installation of Ports	Later	24	each	72	[**]	[**]	[**]	[**]	[**]
5.3.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

	OTHER WORKS				80			[**]	[**]	[**]

6.	WORK RELATED TO PERSONNEL ELEVATOR				80			[**]	[**]	[**]		Add. 1

6.1	Personnel Elevator Receiving, Unloading & Storage (Note 3)				40			[**]	[**]	[**]
6.1.1	Receiving and Unloading of Personnel Elevator and its Parts	N/A	1	LS	40	[**]	[**]	[**]	[**]	[**]	B
6.1.2	Providing Necessary Temporary Storage Facilities for the Elevator and its Parts after Unloading	~~N/A~~	1	LS	0	[**]	[**]	[**]	[**]	[**]	B
6.1.3	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

6.2	Crane for Personnel Elevator Installation (Note 3)				40			[**]	[**]	[**]		Add. 1
6.2.1	Crane and Crane Operator for Elevator Contractor's Use	N/A	1	LS	40	[**]	[**]	[**]	[**]	[**]	B	Add. 1
6.2.2	Additional Items as Required by Contractor (list):											Add. 1
a.	Bidder to make entries here as necessary (Note 3)											Add. 1

7.	STRUCTURAL TESTING AND INSPECTION				0			[**]	[**]	[**]		Add. 1
												Add. 1
7.1	Structural Inspection and Tests (Note 3)				0			[**]	[**]	[**]		Add. 1
7.1.1	Structural inspections and tests required by technical specification sections to be performed by the Contractor	N/A	1	LS	0	[**]	[**]	[**]	[**]	[**]		Add. 1
7.1.2	Additional Items as Required by Contractor (list):											Add. 1
a.	Bidder to make entries here as necessary (Note 3)											Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
33 of 186

EXHIBIT B
Spec. B-7808
Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
							Labor Rate				(B) or
ITEM NO.	DESCRIPTION	S&L DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	($ USD/Unit)	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/Unit)	(Note 2)	($ USD)	($ USD)	($ USD)	(S)
GRAND TOTAL PRICE FOR SECTION 02 - CIVIL, STRUCTURAL & ARCHITECTURAL	499270	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 2-Civil Struc Arch
34 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
1.0	Erection of Mechanical Equipment Supplied by Others.

1.1	SCR Catalyst - Haldor Topsoe
	Catalyst	DNX-07-6000-10	156	Each	2340.0	[**]	[**]	[**]	[**]	[**]	B
.1		DNX-07-6277-01
		DNX-07-6277-07
.2	Sealing Devices	DNX-11-6277-07	1	Lot	454.0	[**]	[**]	[**]	[**]	[**]	B
.3	Star Mixers	Not Available	28	Each	672.0	[**]	[**]	[**]	[**]	[**]	B
Total for 1.1 - Erection of SCR Catalyst					3466.0	[**]	[**]	[**]	[**]	[**]	--

1.2	ID Fans - TLT-Babcock
.1	ID Fans	434000E	2	Each	4600.0	[**]	[**]	[**]	[**]	[**]	B
.2	ID Fan Evase	434000E	2	Each	560.0	[**]	[**]	[**]	[**]	[**]	B
.3	ID Fan Outlet Expansion Joint	Not Available	2	Each	0.0	[**]	[**]	[**]	[**]	[**]	B
.4	ID Fan Lube Oil Skid	434012E	2	Each	952.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
Total for 1.2 - Erection of ID Fans					6112.0	[**]	[**]	[**]	[**]	[**]	--

1.3	Anhydrous Ammonia System - IFS
.1	Truck Unloading Station and fogging system	ST1-2501-01	2	Each	774.0	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
.2	33000 gallon anhydrous ammonia tanks with instrumentation, valves and fogging system	G2-25051-01	2	Each	928.8	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
.3	Ammonia forwarding pump skid and fogging system	G4-25051-01	1	Each	220.4	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
.4	Ammonia flow control and mixing skid	ST1-25052-01	1	Each	300.6	[**]	[**]	[**]	[**]	[**]	B / S	Add. 1
.5	Dilution Air Fan Skid w/electric air heater	ST1-25053-01	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B	Add. 1
Total for 1.3 - Erection of Anhydrous Ammonia System					2247.8	[**]	[**]	[**]	[**]	[**]	--

1.4	Dampers
.1	Motor Driven Louver Dampers	Not Available	2	Each	88.0	[**]	[**]	[**]	[**]	[**]	B
.2	Motor Driven Guillotine Dampers	Not Available	4	Each	4172.0	[**]	[**]	[**]	[**]	[**]	B
.3	Seal Air System for Guillotine Damper	Not Available	8	Each	1142.4	[**]	[**]	[**]	[**]	[**]	S
.4	Ductwork and Valves between Seal Air System and Guillotine Damper	Not Available	4	Each	0.0	[**]	[**]	[**]	[**]	[**]	B
.5	Support for Seal Air System	Not Available	4	Each	666.4	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
35 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	Total for 1.4 - Erection of Dampers				6068.8	[**]	[**]	[**]	[**]	[**]	--
1.5	Steam Sootblowers
.1	Rake Style Steam Sootblowers	Not Available	8	Each	571.2	[**]	[**]	[**]	[**]	[**]	S
Total for 1.5 - Erection of Steam Sootblowers					571.2	[**]	[**]	[**]	[**]	[**]	--

1.6	Sonic Horns
.1	Sonic Horn Air Receiver Tank and Appurtenances	Not Available	2	Each	476.0	[**]	[**]	[**]	[**]	[**]	S
.2	Sonic Horns and Appurtenances	Not Available	48	Each	1370.9	[**]	[**]	[**]	[**]	[**]	S
Total for 1.6 - Erection of Steam Sootblowers					1846.9	[**]	[**]	[**]	[**]	[**]	--
1.7	ACI System
.1	ACI Silo 14' diameter x 55' cylinder height	Not Available	1	Each	400.0	[**]	[**]	[**]	[**]	[**]	B
.2	1 x 100% bin vent filter	Not Available	1	Each	155.0	[**]	[**]	[**]	[**]	[**]	B
.3	Truck unloading system	Not Available	1	Each	833.0	[**]	[**]	[**]	[**]	[**]	S
.4	2 x 100% feeder system	Not Available	2	Each	428.4	[**]	[**]	[**]	[**]	[**]	S
.5	2 x 100% pneumatic conveying system	Not Available	2	Each	952.0	[**]	[**]	[**]	[**]	[**]	S
.6	ACI Injection System Piping (3" std schedule)	Not Available	400	Ft	214.2	[**]	[**]	[**]	[**]	[**]	S
.7	ACI Injection Lances	Not Available	6	Each	285.6	[**]	[**]	[**]	[**]	[**]	S
Total for 1.7 - Erection ACI System					3268.2	[**]	[**]	[**]	[**]	[**]

Total for 1.0 - Erection of Mechanical Equipment Supplied by Others. (Sum of 1.1 - 1.7)					23580.9	[**]	[**]	[**]	[**]	[**]	--

2.0	Erection and Supply of Mechanical Equipment by GWC.

2.1	HVAC Equipment
.1	Truck Bay Steam Unit Heaters	M-0730	4	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.2	Air Handling Unit Area Unit Heaters	M-0710, -0720	5	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
.3	VFD Room Air Cooled Condensers	M-0720	2	Each	32.0	[**]	[**]	[**]	[**]	[**]	S
.4	VFD Room Air Handling Units	M-0720	2	Each	32.0	[**]	[**]	[**]	[**]	[**]	S
.5	Swgr Rm Air Handling Units	M-0710	2	Each	32.0	[**]	[**]	[**]	[**]	[**]	S
.6	Truck Bay Exhaust Fan	M-0730	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	S
.7	Air Handling Unit Area Exhaust Fan	M-0720	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
36 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.8	VFD Room Intake Louvers	M-0720	2	Each	12.0	[**]	[**]	[**]	[**]	[**]	S
.9	VFD Room Exhaust Louvers	M-0720	2	Each	20.0	[**]	[**]	[**]	[**]	[**]	S
.10	Swgr Room Intake Louvers	M-0710	2	Each	14.0	[**]	[**]	[**]	[**]	[**]	S
.11	Swgr Room Exhaust Louvers	M-0710	2	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.12	Air Handling Unit Area Intake Louver	M-0710	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	S	Actuator Power - 24 VDC
.13	Truck Bay Intake Louver	M-0730	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	S	Actuator Power - 24 VDC
.14	SCR Enclosure Intake Louvers	M-0740	4	Each	144.0	[**]	[**]	[**]	[**]	[**]	S
.15	SCR Enclosure Exhaust Louvers	M-0740	4	Each	144.0	[**]	[**]	[**]	[**]	[**]	S
.16	VFD Room Fire Dampers	M-0721	4	Each	16.0	[**]	[**]	[**]	[**]	[**]	S
.17	Swgr Room Fire Dampers	M-0711	4	Each	16.0	[**]	[**]	[**]	[**]	[**]	S
.18	VFD Room Control Dampers	M-0720	4	Each	20.0	[**]	[**]	[**]	[**]	[**]	S
.19	Swgr Room Control Dampers	M-0710	4	Each	20.0	[**]	[**]	[**]	[**]	[**]	S
.20	Truck Bay Htg & Vent System Controls	M-1042-3	1	Each	62.0	[**]	[**]	[**]	[**]	[**]	S
.21	Air Handling Unit Area Htg & Vent System Controls	M-1042-3	1	Each	81.0	[**]	[**]	[**]	[**]	[**]	S
.22	VFD Room HVAC System Controls	M-1042-1	1	Each	458.0	[**]	[**]	[**]	[**]	[**]	S
.23	Swgr Room Htg & Vent System Controls	M-1042-2	1	Each	437.0	[**]	[**]	[**]	[**]	[**]	S
.24	SCR Enclosure Vent System Controls	M-1042-3	1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.25	Station Heating System Control Valves	Not Available	4	Each	57.1	[**]	[**]	[**]	[**]	[**]	S
.26	Station Heating Condensate Collection Tank and Pumps	Not Available	1	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
Total for 2.1 - Erection and Supply of HVAC Equipment					1938.7	[**]	[**]	[**]	[**]	[**]	--

2.2	AQCS Low Quality Water System
.1	Relocation of duplex basket strainer (Existing)	Not Available	0	Each		[**]		[**]	[**]	[**]
.2	Holding Pond Transfer Pumps	Not Available	0	Each				[**]	[**]	[**]
.3	Self Cleaning Backwash Strainer	Not Available	1	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.4	Pump skid containing above items and interconnecting piping, valves, and instrumentation.	By GWC	0	Each				[**]	[**]	[**]
Total for 2.2 - Erection and Supply of AQCS Low Quality Water System Equipment					23.8	[**]	[**]	[**]	[**]	[**]	--

2.3	Fire Protection Systems
.1	Fire hydrants	By GWC	5	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
37 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.2	Fire hydrant hose houses with FM appurtenances	By GWC	5	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.3	Automatic wet pipe sprinkler system in truck garage	By GWC	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.4	Fire hose station system in DFGD building (GWC Design)	By GWC	1	Entire System				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.5	Water cannon at ammonia storage area	By GWC	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.6	Deluge system for new auxiliary transformer (GWC Design)	By GWC	1	Entire System				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.7	Fire detection system in electrical rooms (GWC Design)	By GWC	1	Entire System				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.8	Portable fire extinguishers (GWC Design)	By GWC	1	Entire System				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.9	Fire protection panels (GWC Design)	By GWC	1	Entire System				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
Total for 2.3 - Erection and Supply of Fire Protection Systems					0.0	[**]	[**]	[**]	[**]	[**]	--

2.4	Erection and Supply Equipment Drain Sump Pump
.1	Sump Pump, Cover Plate and Controls in DFGD Building	By GWC	1	Each	155.7	[**]	[**]	[**]	[**]	[**]	S
Total for 2.4 - Erection and Supply of Sump Pumps					155.7	[**]	[**]	[**]	[**]	[**]	--

2.5	Erection and Supply of Safety Equipment
.1	Eyewash / shower station in DFGD Building and Silo Building	By GWC	3	Each	357.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	Eyewash / shower station in ammonia storage area, truck unloading area, SCR area, ACI	By GWC	4	Each	476.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1

Total for 2.5 - Erection and Supply of Safety Equipment					833.0	[**]	[**]	[**]	[**]	[**]	--

2.6	Erection and Supply of Air Hoists for Catalyst Loading
.1	Air Hoist for Loading SCR Catalyst	By GWC	2	Each	134.0	[**]	[**]	[**]	[**]	[**]	B	Hoist Model - Yale DAW2-241RT70S2
Total for 2.6 - Erection and Supply of Air Hoists for Catalyst Loading					134.0	[**]	[**]	[**]	[**]	[**]	--

Total for 2.0 - Erection and Supply of Mechanical Equipment Supplied by GWC. (Sum of 2.1 - 2.6)					3085.2	[**]	[**]	[**]	[**]	[**]	--

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
38 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)

3.0	Erection and Supply of Piping Systems Supplied by GWC

3.1	VFD Cooling Water System Per PDT 0105 and associated VDTs
	Piping from existing piping to AQCS (located inside boiler building.)
.1	10" x 4" weldolets	M-1008	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.2	4" pipe	M-1008	730	Ft.	278.0	[**]	[**]	[**]	[**]	[**]	S
.3	4" long radius 90° elbows	M-1008	22	Each	83.8	[**]	[**]	[**]	[**]	[**]	S
.4	4" long radius 30° elbows	M-1008	4	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.5	4" rigid support	M-1008	28	Each	233.2	[**]	[**]	[**]	[**]	[**]	S
.6	4" guide support	M-1008	28	Ft.	233.2	[**]	[**]	[**]	[**]	[**]	S
.7	1" sockolet	M-1008	12	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.8	1" pipe	M-1008	24	Ft.	2.9	[**]	[**]	[**]	[**]	[**]	S
.9	1" ball valves	M-1008	12	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.9A	4" butterfly valve	M-1008	2	Each	4.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
	Piping from existing piping to AQCS (located outside between boiler building and AQCS building.)
.10	4" pipe	M-1008	276	Each	105.1	[**]	[**]	[**]	[**]	[**]	S
.11	4" long radius 90° elbow	M-1008	10	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.12	4" long radius 45° elbow	M-1008	4	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.13	4" rigid support	M-1008	12	Each	100.0	[**]	[**]	[**]	[**]	[**]	S
.14	4" guide support	M-1008	12	Each	100.0	[**]	[**]	[**]	[**]	[**]	S
.15	1" sockolet	M-1008	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
.16	1" pipe	M-1008	2	Ft.	0.2	[**]	[**]	[**]	[**]	[**]	S
.17	1" ball valves	M-1008	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
.18	Insulation and heat tracing for items 3.1.10-3.1.17	M-1013	305	Ft.	149.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from existing piping to AQCS (located inside AQCS building.)
.19	4" pipe	M-1008	197	Ft.	75.0	[**]	[**]	[**]	[**]	[**]	S
.20	4" x 4" x 3" reducing tee	M-1008	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.21	4" x 3" reducer	M-1008	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.22	4" rigid support	M-1008	8	Each	66.6	[**]	[**]	[**]	[**]	[**]	S
.23	4" guide support	M-1008	8	Each	66.6	[**]	[**]	[**]	[**]	[**]	S
.24	3" pipe	M-1008	260	Ft.	71.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
39 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.25	3" long radius 90° elbows	M-1008	14	Each	38.3	[**]	[**]	[**]	[**]	[**]	S
.26	3" rigid support	M-1008	12	Each	85.7	[**]	[**]	[**]	[**]	[**]	S
.27	3" guide support	M-1008	12	Each	85.7	[**]	[**]	[**]	[**]	[**]	S
.28	3" weld neck flange	M-1008	2	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.29	3" gate valves	M-1008	2	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.30	1" sockolet	M-1008	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.31	1" pipe	M-1008	12	Ft.	1.4	[**]	[**]	[**]	[**]	[**]	S
.32	1" ball valves	M-1008	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.32A	3" gate valve	M-1008	4	Each	10.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.32B	3" globe valve	M-1008	2	Each	5.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
Total for 3.1 - Erection and Supply of VFD Cooling Water Piping System					1941.2	[**]	[**]	[**]	[**]	[**]

3.2	AQCS Low Quality Water Piping System
	Carbon Steel Piping Per PDT 0105 and associated VDTs
	Piping from service water make-up to AQCS (located inside boiler building.)
.1	6" pipe	M-1009-2	390	Ft	222.8	[**]	[**]	[**]	[**]	[**]	S
.2	6" long radius 90° elbow	M-1009-2	17	Each	97.1	[**]	[**]	[**]	[**]	[**]	S
.3	6" long radius 30° elbow	M-1009-2	2	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.4	6" rigid support	M-1009-2	12	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.5	6" guide support	M-1009-2	12	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.6	6" butterfly valve	M-1009-2	1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S
.7	6" weld neck flange	M-1009-2	2	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.8	1" sockolet	M-1009-2	3	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.9	1" pipe	M-1009-2	6	Ft.	0.7	[**]	[**]	[**]	[**]	[**]	S
.10	1" ball valves	M-1009-2	3	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
	Piping from service water make-up to AQCS (located outside between boiler building and AQCS building.)
.11	6" pipe	M-1009- 2	128	Ft	73.1	[**]	[**]	[**]	[**]	[**]	S
.12	6" long radius 90° elbows	M-1009-2	5	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.13	6" long radius 45° elbows	M-1009-2	2	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.14	6" rigid support	M-1009-2	8	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.15	6" guide support	M-1009-2	8	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.16	1" sockolet	M-1009-2	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
40 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.17	1" pipe	M-1009-2	2	Ft.	0.2	[**]	[**]	[**]	[**]	[**]	S
.18	1" ball valves	M-1009-2	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
.19	Insulation and heat tracing for items 3.2.11-3.2.18	M-1009-2	145	Ft	87.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from service water make-up to AQCS (located inside AQCS building.)											Add. 1
.20	6" pipe	M-1009- 2	290	Ft	165.6	[**]	[**]	[**]	[**]	[**]	S
.21	6" long radius 90° elbows	M-1009-2	4	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.22	6" weld neck flange	M-1009-2	2	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.23	6" rigid support	M-1009- 2	9	Each	85.7	[**]	[**]	[**]	[**]	[**]	S
.24	6" guide support	M-1009- 2	9	Each	85.7	[**]	[**]	[**]	[**]	[**]	S
.25	6" wafer check valve	M-1009- 2	1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from holding pond to CFB Scrubber cooling water (located inside AQCS building.)

.26	12" weld neck flange	M-1009- 2	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.27	12" x 8" reducer	M-1009- 2	1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.28	8" pipe	M-1009- 2	15	Ft.	11.4	[**]	[**]	[**]	[**]	[**]	S
.29	8" long radius 90° elbow	M-1009- 2	1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.30	8" x 6" reducing tee	M-1009- 2	1	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.31	8" x 4" reducing tee	M-1009- 2	2	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.32	8" x 6" reducer	M-1009- 2	1	Each	6.7	[**]	[**]	[**]	[**]	[**]	S
.33	8" wafer check valve	M-1009- 2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.34	8" weld neck flange	M-1009- 2	4	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.35	6" pipe	M-1009- 2	145	Ft.	82.8	[**]	[**]	[**]	[**]	[**]	S
.36	6" long radius 90° elbow	M-1009- 2	6	Each	34.3	[**]	[**]	[**]	[**]	[**]	S
.37	6" x 4" reducing tee	M-1009- 2	2	Each	17.1	[**]	[**]	[**]	[**]	[**]	S
.38	6" weld neck flange	M-1009- 2	5	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.39	6" control valve (globe)	M-1009- 2	2	Each	11.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.40	6" butterfly valve	M-1009- 2	3	Each	8.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.41	6" rigid support	M-1009- 2	5	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.42	6" guide support	M-1009- 2	5	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.43	4" pipe	M-1009- 2	38	Ft.	14.5	[**]	[**]	[**]	[**]	[**]	S
.44	4" long radius 90°	M-1009- 2	3	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.45	4" weld neck flange	M-1009- 2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.46	4" blind flange	M-1009- 2	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
41 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.47	4" rigid support	M-1009- 2	2	Each	16.7	[**]	[**]	[**]	[**]	[**]	S
.48	4" guide support	M-1009- 2	2	Each	16.7	[**]	[**]	[**]	[**]	[**]	S
.50	4" check valve	M-1009- 2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
	Piping from brine concentrator pond to CFB Scrubber cooling water (located inside AQCS building)
.51	4" pipe	M-1009- 2	140	Ft.	53.3	[**]	[**]	[**]	[**]	[**]	S
.52	4" long radius 90° elbow	M-1009- 2	5	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.53	6" x 4" reducer	M-1009- 2	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.54	4" weld neck flange	M-1009- 2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.55	4" rigid support	M-1009- 2	5	Each	41.7	[**]	[**]	[**]	[**]	[**]	S
.56	4" guide support	M-1009- 2	5	Each	41.7	[**]	[**]	[**]	[**]	[**]	S
.57	6" weld neck flange	M-1009- 2	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
	Piping from AQCS to Pug mills (located outside AQCS building.)
.58	4" pipe	M-1009- 2	105	Ft.	40.0	[**]	[**]	[**]	[**]	[**]	S
.59	4" long radius 90°	M-1009- 2	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.60	4" rigid support	M-1009- 2	4	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.61	4" guide support	M-1009- 2	4	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.62	Insulation and heat tracing for items 3.2.58-3.2.61	M-1009-2	120	Ft.	62.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from AQCS to Pug mills (located inside lime/waste silo building.)
.63	4" pipe	M-1009- 2	70	Ft.	26.7	[**]	[**]	[**]	[**]	[**]	S
.64	4" long radius 90° elbow	M-1009- 2	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.65	4" weld neck flange	M-1009- 2	5	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.66	4" rigid support	M-1009- 2	3	Each	25.0	[**]	[**]	[**]	[**]	[**]	S
.67	4" guide support	M-1009- 2	3	Each	25.0	[**]	[**]	[**]	[**]	[**]	S
	Piping at existing holding pond (inside pump house)
.68	12" weld neck flange	M-1009- 2	2	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.69	12" x 8" reducer	M-1009- 2	3	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.70	12" tee	M-1009- 2	1	Each	17.1	[**]	[**]	[**]	[**]	[**]	S
.71	8" pipe	M-1009- 2	75	Ft.	57.1	[**]	[**]	[**]	[**]	[**]	S
.72	8" long radius 90° elbow	M-1009- 2	12	Each	91.4	[**]	[**]	[**]	[**]	[**]	S
.73	8" tee	M-1009- 2	2	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.74	8" x 6" reducing tee	M-1009- 2	2	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.75	8" x 6" reducer	M-1009- 2	1	Each	6.7	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
42 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.76	8" butterfly valve	M-1009- 2	5	Each	17.9	[**]	[**]	[**]	[**]	[**]	S
.77	8" x 3/4" sockolet	M-1009- 2	10	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
.78	8" self contained pressure regulating valve	M-1009- 2	1	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.79	8" weld neck flange	M-1009- 2	15	Each	57.1	[**]	[**]	[**]	[**]	[**]	S
.80	8" rigid support	M-1009- 2	3	Each	35.7	[**]	[**]	[**]	[**]	[**]	S
.81	8" guide support	M-1009- 2	3	Each	35.7	[**]	[**]	[**]	[**]	[**]	S
.82	6" pipe	M-1009- 2	50	Ft.	28.6	[**]	[**]	[**]	[**]	[**]	S
.83	6" long radius 90° elbow	M-1009- 2	9	Each	51.4	[**]	[**]	[**]	[**]	[**]	S
.84	6" x 4" reducer	M-1009- 2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.85	6" motor operated control valve	M-1009- 2	1	Each	6.0	[**]	[**]	[**]	[**]	[**]	S
.86	6" weld neck flange	M-1009- 2	10	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.87	6" x 3/4" sockolet	M-1009- 2	4	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.88	6" rigid support	M-1009- 2	3	Each	25.0	[**]	[**]	[**]	[**]	[**]	S
.89	6" guide support	M-1009- 2	3	Each	25.0	[**]	[**]	[**]	[**]	[**]	S
.90	4" weld neck flange	M-1009- 2	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.91	4" x 1" reducer	M-1009- 2	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.92	1" pipe	M-1009- 2	45	Ft.	5.4	[**]	[**]	[**]	[**]	[**]	S
.93	1" long radius 90° elbow	M-1009- 2	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.94	1" flange	M-1009- 2	1	Each	0.6	[**]	[**]	[**]	[**]	[**]	S
.95	1" rigid support	M-1009- 2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.96	1" guide support	M-1009- 2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.97	3/4" pipe	M-1009- 2	20	Ft.	1.9	[**]	[**]	[**]	[**]	[**]	S
.98	3/4" ball valve	M-1009- 2	10	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
	Piping at existing holding pond (inside pump house)
.99	6" pipe	M-1009- 2	75	Ft.	42.8	[**]	[**]	[**]	[**]	[**]	S
.100	6" long radius 90° elbow	M-1009- 2	3	Each	17.1	[**]	[**]	[**]	[**]	[**]	S
.101	6" rigid support	M-1009- 2	2	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.102	6" guide support	M-1009- 2	2	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.103	Insulation and heat tracing for items 3.2.99-3.2.102	M-1009-2	85	Ft.	58.0	[**]	[**]	[**]	[**]	[**]	S

	HDPE Below Grade Piping per PDT 0099
	Supply pipe from holding pond pump house to AQCS
.104	12" pipe	M-1009- 2	8550	Ft.	1050.0			[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
43 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.105	12" flange adapter with backing ring	M-1009- 2	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.106	12" 90° elbow	M-1009- 2	16	Each	16.0	[**]	[**]	[**]	[**]	[**]	S
.107	12" 45° elbow	M-1009- 2	16	Each	16.0	[**]	[**]	[**]	[**]	[**]	S
.108	Tracer tape for piping	M-1009- 2	9000	Ft.	2.0	[**]	[**]	[**]	[**]	[**]	S
.109	Combination air valves	Later	7	Each	130.0	[**]	[**]	[**]	[**]	[**]	S
	Supply pipe from brine concentrator pond to AQCS
.110	4" pipe	M-1009- 2	4300	Ft.	700.0	[**]	[**]	[**]	[**]	[**]	S
.111	4" flange adapter with backing ring	M-1009- 2	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.112	4" 90° elbow	M-1009- 2	10	Each	10.0	[**]	[**]	[**]	[**]	[**]	S
.113	4" 45° elbow	M-1009- 2	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.114	Tracer tape for piping	M-1009- 2	4500	Ft.	1.0	[**]	[**]	[**]	[**]	[**]	S
.115	Combination air valves	Later	4	Each	20.0	[**]	[**]	[**]	[**]	[**]	S
Total for 3.2 - Erection and Supply of AQCS Low Quality Water Piping System					4882.0	[**]	[**]	[**]	[**]	[**]

3.3	ID Fan Lube Oil Piping System Per PDT 0140 and Associated VDTs
	ID Fan 1A Fixed Bearing (DE) Supply
.1	1" pipe	M-1019-2	25	Ft	3.0	[**]	[**]	[**]	[**]	[**]	S
.2	1" long radius 90° elbows	M-1019-2	5	Each	6.0	[**]	[**]	[**]	[**]	[**]	S
.3	1" flange	M-1019-2	1	Each	0.6	[**]	[**]	[**]	[**]	[**]	S
.4	1" site flow indicator	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.5	1" x 3/4" reducer	M-1019-2	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S
.6	1"tee	M-1019-2	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S
.7	1" rigid support	M-1019-2	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.8	1" guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.9	3/4" pipe	M-1019-2	1	Ft	0.1	[**]	[**]	[**]	[**]	[**]	S
.10	3/4" stainless steel braded flexible hose with swivel fitting one end - 36" long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.11	Insulation and heat tracing for items 3.3.1 - 3.3.10	M-1019-2	15	Ft.	37.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
	ID Fan 1A Fixed Bearing (DE) Jacking Oil Supply
.12	1/2" pipe	M-1019-2	25	Ft	2.4	[**]	[**]	[**]	[**]	[**]	S
.13	1/2" long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.14	1/2" flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.15	1/2" site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.16	1/2" x 3/8" reducing coupling	M-1019-2	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
44 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.17	3/8” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.18	3/8” pipe	M-1019-2	1	Ft	0.1	[**]	[**]	[**]	[**]	[**]	S
.19	1/2” rigid support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.20	1/2” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.21	Insulation and heat tracing for items 3.3.12 - 3.3.20	M-1019-2	15	Ft.	38.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Float Bearing (NDE) Supply
22	3/4” pipe	M-1019-2	55	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
23	3/4” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
24	3/4” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
25	3/4” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
26	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
27	3/4” rigid support	M-1019-2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
28	3/4” guide support	M-1019-2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
29	Insulation and heat tracing for items 3.3.22 - 3.3.28	M-1019-2	15	Ft.	46.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Float Bearing (NDE) Jacking Oil Supply
.30	1/2” pipe	M-1019-2	55	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
.31	1/2” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.32	1/2” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.33	1/2” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.34	1/2” x 3/8” reducer	M-1019-2	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.35	3/8” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.36	3/8” pipe	M-1019-2	1	Ft	0.1	[**]	[**]	[**]	[**]	[**]	S
.37	1/2” rigid support	M-1019-2	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.38	1/2” guide support	M-1019-2	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.39	Insulation and heat tracing for items 3.3.30 - 3.3.38	M-1019-2	15	Ft.	49.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Motor Fixed Bearing (DE) Supply
.40	3/4” pipe	M-1019-2	20	Ft	1.9	[**]	[**]	[**]	[**]	[**]	S
.41	3/4” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.42	3/4” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.43	3/4” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.44	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.45	3/4” rigid support	M-1019-2	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.46	3/4” guide support	M-1019-2	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
45 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.47	Insulation and heat tracing for items 3.3.40 - 3.3.47	M-1019-2	15	Ft.	37.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Motor Float Bearing (NDE) Supply
.48	3/4” pipe	M-1019-2	22	Ft	2.1	[**]	[**]	[**]	[**]	[**]	S
.49	3/4” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.50	3/4” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.51	3/4” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.52	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.53	3/4” rigid support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.54	3/4” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.55	Insulation and heat tracing for items 3.3.48 - 3.3.54	M-1019-2	15	Ft.	37.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Fixed Bearing (DE) Return
.56	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.57	2-1/2” pipe	M-1019-2	11	Ft	2.6	[**]	[**]	[**]	[**]	[**]	S
.58	2-1/2” long radius 90° elbows	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.59	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.60	2-1/2” rigid support	M-1019-2	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.61	2-1/2” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.62	Insulation and heat tracing for items 3.3.56 - 3.3.61	M-1019-2	15	Ft.	28.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Fixed Bearing (DE) Jacking Oil Return
.62	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.63	2-1/2” pipe	M-1019-2	11	Ft	2.6	[**]	[**]	[**]	[**]	[**]	S
.64	2-1/2” long radius 90° elbows	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.65	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.66	2-1/2” rigid support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.67	2-1/2” guide support	M-1019-2	2	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.68	Insulation and heat tracing for items 3.3.62 - 3.3.67	M-1019-2	15	Ft.	28.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Floating Bearing (NDE) Return
.69	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.70	2-1/2” pipe	M-1019-2	28	Ft	6.7	[**]	[**]	[**]	[**]	[**]	S
.71	2-1/2” long radius 90° elbows	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.72	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.73	2-1/2” rigid support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.74	2-1/2” guide support	M-1019-2	2	Each	14.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
46 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.75	Insulation and heat tracing for items 3.3.69 - 3.3.74	M-1019-2	35	Ft.	31.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Motor Fixed Bearing (DE) Return
.76	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.77	2-1/2” pipe	M-1019-2	13	Ft	3.1	[**]	[**]	[**]	[**]	[**]	S
.78	2-1/2” long radius 90° elbows	M-1019-2	2	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.79	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.80	2-1/2” guide support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.81	Insulation and heat tracing for items 3.3.76 - 3.3.81	M-1019-2	15	Ft.	30.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Motor Float Bearing (NDE) Return
.82	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.83	2-1/2” pipe	M-1019-2	22	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
.84	2-1/2” long radius 90° elbows	M-1019-2	3	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.85	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.86	2-1/2” guide support	M-1019-2	2	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.87	Insulation and heat tracing for items 3.3.82 - 3.3.86	M-1019-2	30	Ft.	42.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1A Common Return Line
.88	4” pipe	M-1019-2	16	Ft	6.1	[**]	[**]	[**]	[**]	[**]	S
.89	4” long radius 90° elbows	M-1019-2	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.90	4” x 2 1/2” reducer	M-1019-2	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.91	4” x 2 1/2” reducing tee	M-1019-2	4	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.92	4” Flange	M-1019-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.93	4” rigid support	M-1019-2	1	Each	8.3	[**]	[**]	[**]	[**]	[**]	S
.94	4” guide support	M-1019-2	1	Each	8.3	[**]	[**]	[**]	[**]	[**]	S
.95	Insulation and heat tracing for items 3.3.88 - 3.3.95	M-1019-2	20	Ft.	40.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Fixed Bearing (DE) Supply
.96	1” pipe	M-1019-2	25	Ft	3.0	[**]	[**]	[**]	[**]	[**]	S
.97	1” long radius 90° elbows	M-1019-2	5	Each	6.0	[**]	[**]	[**]	[**]	[**]	S
.98	1” flange	M-1019-2	1	Each	0.6	[**]	[**]	[**]	[**]	[**]	S
.99	1” site flow indicator	M-1019-2	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S
.100	1” x 3/4” reducer	M-1019-2	2	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.101	1”tee	M-1019-2	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S
.102	1” rigid support	M-1019-2	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.103	1” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
47 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.104	3/4” pipe	M-1019-2	1	Ft	0.1	[**]	[**]	[**]	[**]	[**]	S
.105	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.106	Insulation and heat tracing for items 3.3.96 - 3.3.105	M-1019-2	20	Ft.	39.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Fixed Bearing (DE) Jacking Oil Supply
.107	1/2” pipe	M-1019-2	25	Ft	2.4	[**]	[**]	[**]	[**]	[**]	S
.108	1/2” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.109	1/2” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.110	1/2” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.111	1/2” x 3/8” reducing coupling	M-1019-2	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.112	3/8” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.113	3/8” pipe	M-1019-2	1	Ft	0.1	[**]	[**]	[**]	[**]	[**]	S
.114	1/2” rigid support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.115	1/2” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.116	Insulation and heat tracing for items 3.3.107 - 3.3.115	M-1019-2	20	Ft.	39.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Float Bearing (NDE) Supply
.117	3/4” pipe	M-1019-2	55	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
.118	3/4” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.119	3/4” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.120	3/4” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.121	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.122	3/4” rigid support	M-1019-2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.123	3/4” guide support	M-1019-2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.124	Insulation and heat tracing for items 3.3.117 - 3.3.123	M-1019-2	20	Ft.	46.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Float Bearing (NDE) Jacking Oil Supply
.125	1/2” pipe	M-1019-2	55	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
.126	1/2” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.127	1/2” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.128	1/2” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.129	1/2” x 3/8” reducer	M-1019-2	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.130	3/8” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.131	3/8” pipe	M-1019-2	1	Ft	0.1	[**]	[**]	[**]	[**]	[**]	S
.132	1/2” rigid support	M-1019-2	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.133	1/2” guide support	M-1019-2	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
48 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.134	Insulation and heat tracing for items 3.3.125 - 3.3.133	M-1019-2	20	Ft.	46.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Motor Fixed Bearing (DE) Supply
.135	3/4” pipe	M-1019-2	20	Ft	1.9	[**]	[**]	[**]	[**]	[**]	S
.136	3/4” long radius 90° elbows	M-1019-2	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.137	3/4” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.138	3/4” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.139	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.140	3/4” rigid support	M-1019-2	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.141	3/4” guide support	M-1019-2	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.142	Insulation and heat tracing for items 3.3.135 - 3.3.141	M-1019-2	20	Ft.	39.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Motor Float Bearing (NDE) Supply
.143	3/4” pipe	M-1019-2	22	Ft	2.1	[**]	[**]	[**]	[**]	[**]	S
.144	3/4” long radius 90° elbows	M-1019-2	3	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.145	3/4” flange	M-1019-2	1	Each	0.5	[**]	[**]	[**]	[**]	[**]	S
.146	3/4” site flow indicator	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.147	3/4” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.148	3/4” rigid support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.149	3/4” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.150	Insulation and heat tracing for items 3.3.143 - 3.3.149	M-1019-2	20	Ft.	36.0	[**]	[**]	[**]	[**]	[**]			Add. 1
	ID Fan 1B Fixed Bearing (DE) Return
.151	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.152	2-1/2” pipe	M-1019-2	11	Ft	2.6	[**]	[**]	[**]	[**]	[**]	S
.153	2-1/2” long radius 90° elbows	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.154	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.155	2-1/2” rigid support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.156	2-1/2” guide support	M-1019-2	2	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.157	Insulation and heat tracing for items 3.3.151 - 3.3.156	M-1019-2	15	Ft.	28.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Fixed Bearing (DE) Jacking Oil Return
.158	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.159	2-1/2” pipe	M-1019-2	11	Ft	2.6	[**]	[**]	[**]	[**]	[**]	S
.160	2-1/2” long radius 90° elbows	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.161	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.162	2-1/2” rigid support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
49 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.163	2-1/2” guide support	M-1019-2	2	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.164	Insulation and heat tracing for items 3.3.158 - 3.3.1163	M-1019-2	15	Ft.	28.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Floating Bearing (NDE) Return
.165	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.166	2-1/2” pipe	M-1019-2	28	Ft	6.7	[**]	[**]	[**]	[**]	[**]	S
.167	2-1/2” long radius 90° elbows	M-1019-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.168	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.169	2-1/2” rigid support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.170	2-1/2” guide support	M-1019-2	2	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.171	Insulation and heat tracing for items 3.3.165 - 3.3.170	M-1019-2	35	Ft.	33.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Motor Fixed Bearing (DE) Return
.172	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.173	2-1/2” pipe	M-1019-2	13	Ft	3.1	[**]	[**]	[**]	[**]	[**]	S
.174	2-1/2” long radius 90° elbows	M-1019-2	2	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.175	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.176	2-1/2” guide support	M-1019-2	1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.177	Insulation and heat tracing for items 3.3.172 - 3.3.176	M-1019-2	15	Ft.	28.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Motor Float Bearing (NDE) Return
.178	3/4” Filter Breather Vent	M-1019-2	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.179	2-1/2” pipe	M-1019-2	22	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
.180	2-1/2” long radius 90° elbows	M-1019-2	3	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.181	2-1/2” stainless steel braded flexible hose with swivel fitting one end - 36” long	M-1019-2	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.182	2-1/2” guide support	M-1019-2	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.183	Insulation and heat tracing for items 3.3.178 - 3.3.182	M-1019-2	30	Ft.	24.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	ID Fan 1B Common Return Line
.184	4” pipe	M-1019-2	16	Ft	6.1	[**]	[**]	[**]	[**]	[**]	S
.185	4” long radius 90° elbows	M-1019-2	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.186	4” x 2 1/2” reducer	M-1019-2	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.187	4” x 2 1/2” reducing tee	M-1019-2	4	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.188	4” Flange	M-1019-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.189	4” rigid support	M-1019-2	1	Each	8.3	[**]	[**]	[**]	[**]	[**]	S
.190	4” guide support	M-1019-2	1	Each	8.3	[**]	[**]	[**]	[**]	[**]	S
.191	Insulation and heat tracing for items 3.3.184 - 3.3.190	M-1019-2	20	Ft.	36.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
50 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	Total for 3.3 - Erection and Supply of ID Fan Lube Oil System Piping				1746.2	[**]	[**]	[**]	[**]	[**]

3.4	AQCS Service Air Piping System
	Galvanized Carbon Steel Piping per PDT 0080 and associated VDTs
	Piping from existing piping to AQCS (located inside boiler building.)
.1	2” pipe	M-1028-1	35	Ft.	6.7	[**]	[**]	[**]	[**]	[**]	S
.2	2” x 2” tee	M-1028-1	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.3	2” long radius 90°	M-1028-1	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.4	2” long radius 45°	M-1028-1	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.5	2” rigid support	M-1028-1	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.6	2” guide support	M-1028-1	2	Each	9.5	[**]	[**]	[**]	[**]	[**]
	Piping from existing piping to AQCS (located outside between boiler building and AQCS building.)
.7	2” pipe	M-1028-1	140	Ft.	26.7	[**]	[**]	[**]	[**]	[**]	S
.8	2” long radius 90°	M-1028-1	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.9	2” long radius 45°	M-1028-1	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.10	2” rigid support	M-1028-1	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.11	2” guide support	M-1028-1	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
	Piping from existing piping to AQCS (located inside AQCS building.)
.12	2” pipe	M-1028-3	830	Ft.	158.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.13	2” long radius 90° elbow	M-1028-3	22	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.14	2” long radius 45° elbow	M-1028-3	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.15	2” tee	M-1028-3	9	Each	25.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.16	2” pipe cap	M-1028-3	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.17	2” rigid support	M-1028-3	45	Each	214.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.18	2” guide support	M-1028-3	45	Each	214.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.19	2” ball valves	M-1028-3	4	Each	5.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.20	2” x 3/4” tee	M-1028-3	28	Each	80.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.21	2” x 3/4” reducing coupling	M-1028-3	28	Each	53.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.22	3/4” pipe	M-1028-3	550	Ft.	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.23	3/4” ball valves	M-1028-3	31	Each	29.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.24	3/4” service air hose quick connects	M-1028-3	31	Each	147.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.25	3/4” pipe caps	M-1028-3	7	Each	3.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
51 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.26	3/4” long radius 90° elbows	M-1028-3	60	Each	57.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.27	3/4” long radius 45° elbows	M-1028-3	16	Each	15.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.28	3/4” rigid support inside	M-1028-3	25	Each	119.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.29	3/4” guide support inside	M-1028-3	25	Each	119.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Piping from AQCS building to Lime/Waste ash silo (located outside AQCS building.)

.30	2” pipe	M-1028-3	56	Ft.	10.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.31	2” long radius 90° elbow	M-1028-3	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.33	2” rigid support	M-1028-3	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.34	2” guide support	M-1028-3	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Piping at Lime/Waste ash silo (located inside Lime/Waste ash silo building.)
.35	2” pipe	M-1028-3	525	Ft.	100.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.36	2” ball valve	M-1028-3	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.37	2” pipe cap	M-1028-3	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.38	2” tee	M-1028-3	7	Each	20.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.39	2” x 3/4” tee	M-1028-3	13	Each	37.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.40	2” long radius 90° elbow	M-1028-3	9	Each	17.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.41	2” long radius 45° elbow	M-1028-3	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.42	2” rigid support	M-1028-3	27	Each	128.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.43	2” guide support	M-1028-3	27	Each	128.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.44	3/4” pipe	M-1028-3	125	Ft.	11.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.45	3/4” long radius 90° elbow	M-1028-3	40	Each	38.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.46	3/4” long radius 45° elbow	M-1028-3	5	Each	4.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.47	3/4” ball valve	M-1028-3	13	Each	12.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.48	3/4” service air hose quick connects	M-1028-3	13	Each	61.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.49	3/4” rigid support	M-1028-3	7	Each	33.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.50	3/4” guide support	M-1028-3	7	Each	33.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Piping from boiler building to SCR structure (located inside boiler building.)
.51	2” pipe	M-1028-1	60	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.52	2” long radius 90° elbow	M-1028-1	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.53	2” tee	M-1028-1	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.54	2” rigid support	M-1028-1	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.55	2” guide support	M-1028-1	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
52 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.56	2” ball valve	M-1028-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
	Piping to sonic horns in SCR structure (located outside between boiler building and SCR structure and in SCR structure)
.57	2” pipe	M-1028-4 & 5	975	Ft.	185.6	[**]	[**]	[**]	[**]	[**]	S
.58	2” x 3/4” reducing tee	M-1028-4 & 5	40	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.59	2” tee	M-1028-4 & 5	7	Each	20.0	[**]	[**]	[**]	[**]	[**]	S
.60	2” long radius 90° elbow	M-1028-4 & 5	42	Each	80.0	[**]	[**]	[**]	[**]	[**]	S
.61	2” pipe cap	M-1028-4 & 5	8	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.62	2” flange	M-1028-4 & 5	4	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.63	2” rigid support	M-1028-4 & 5	50	Ft.	238.0	[**]	[**]	[**]	[**]	[**]	S
.64	2” guide support	M-1028-4 & 5	50	Each	238.0	[**]	[**]	[**]	[**]	[**]	S
.65	2” check valve	M-1028-4 & 5	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.66	2” ball valve	M-1028-4 & 5	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.67	3/4” pipe	M-1028-4 & 5	450	Ft.	42.8	[**]	[**]	[**]	[**]	[**]	S
.68	3/4” elbow	M-1028-4 & 5	200	Each	190.4	[**]	[**]	[**]	[**]	[**]	S
.69	3/4” rigid support	M-1028-4 & 5	22	Each	104.7	[**]	[**]	[**]	[**]	[**]	S
.70	3/4” guide support	M-1028-4 & 5	22	Each	104.7	[**]	[**]	[**]	[**]	[**]	S
.71	Insulation and heat tracing for items 3.4.57-3.4.70	M-1028-4 & 5	1550	Ft.	813.0	[**]	[**]	[**]	[**]	[**]	S
	Piping to hose stations in SCR structure (located outside SCR structure and in SCR structure)
.72	2” pipe	M-1028-6	740	Ft.	140.9	[**]	[**]	[**]	[**]	[**]	S
.73	2” x 3/4” reducing tee	M-1028-6	53	Each	151.4	[**]	[**]	[**]	[**]	[**]	S
.74	2” x 3/4” reducing coupling	M-1028-6	53	Each	100.9	[**]	[**]	[**]	[**]	[**]	S
.75	2” tee	M-1028-6	14	Each	40.0	[**]	[**]	[**]	[**]	[**]	S
.76	2” long radius 90° elbow	M-1028-6	14	Each	26.7	[**]	[**]	[**]	[**]	[**]	S
.77	2” pipe cap	M-1028-6	16	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.78	2” flange	M-1028-6	4	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.79	2” rigid support	M-1028-6	50	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.80	2” guide support	M-1028-6	50	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.81	2” ball valve	M-1028-6	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.82	3/4” pipe	M-1028-6	190	Ft.	18.1	[**]	[**]	[**]	[**]	[**]	S
.83	3/4” elbow	M-1028-6	125	Each	119.0	[**]	[**]	[**]	[**]	[**]	S
.84	3/4” service air hose quick connects at SCR to service air stations	M-1028-6	56	Each	266.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
53 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.85	3/4” rigid support	M-1028-6	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.86	3/4” guide support	M-1028-6	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
	Total for 3.4 - Erection and Supply of AQCS Service Air Piping System				5468.0	[**]	[**]	[**]	[**]	[**]

3.5	AQCS Instrument Air Piping System
	From existing piping to AQCS Building (located in boiler building)
	Galvanized steel
.1	4” insulating flange kit for stainless steel to galvanized steel connection	M-1028-1	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.2	4” tee	M-1028-1	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.3	4” weld neck flange	M-1028-1	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
	Stainless Steel Piping per PDT 0140 and associated VDTs
.4	4” pipe	M-1028-7	145	Ft.	55.2	[**]	[**]	[**]	[**]	[**]	S
.5	4” weld neck flange	M-1028-7	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.6	4” long radius 90° elbow	M-1028-7	12	Each	45.7	[**]	[**]	[**]	[**]	[**]	S
.7	4” long radius 45° elbow	M-1028-7	3	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.8	4” rigid support	M-1028-7	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.9	4” guide support	M-1028-7	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.10	4” ball valve	M-1028-7	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
	From existing piping to AQCS Building (located outside boiler building between boiler building and AQCS building)
.11	4” pipe	M-1028-7	140	Ft.	53.3	[**]	[**]	[**]	[**]	[**]	S
.12	4” x 2” reducing tee	M-1028-7	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.13	4” long radius 90° elbow	M-1028-7	5	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.14	4” long radius 45° elbow	M-1028-7	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.15	4” rigid support	M-1028-7	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.16	4” guide support	M-1028-7	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.17	Insulation and heat tracing for items 3.5.11-3.4.16	M-1028-7	160	Ft.	83.0	[**]	[**]	[**]	[**]	[**]
	From existing piping to AQCS Building (located inside AQCS building)
.18	4” insulating flange kit for stainless steel to galvanized steel connection	M-1028-1	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.19	4” pipe	M-1028-7	150	Ft.	57.1	[**]	[**]	[**]	[**]	[**]	S
.20	4” x 3” reducing tee	M-1028-7	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.21	4” long radius 90° elbow	M-1028-7	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.22	4” long radius 45° elbow	M-1028-7	3	Each	11.4	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
54 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.23	4” rigid support	M-1028-7	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.24	4” guide support	M-1028-7	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.25	3” pipe	M-1028-7	150	Ft.	41.1	[**]	[**]	[**]	[**]	[**]	S
.26	3” long radius 90° elbow	M-1028-7	1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.27	3” long radius 45° elbow	M-1028-7	3	Each	8.2	[**]	[**]	[**]	[**]	[**]	S
.28	3” rigid support	M-1028-7	6	Each	42.8	[**]	[**]	[**]	[**]	[**]	S
.29	3” guide support	M-1028-7	6	Each	42.8	[**]	[**]	[**]	[**]	[**]	S
.30	3” ball valve	M-1028-7	2	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.31	3” check valve	M-1028-7	2	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
	Piping to ammonia storage (located aboveground outside between boiler building and AQCS building)
.32	2” pipe	M-1028-7	43	Ft	8.2	[**]	[**]	[**]	[**]	[**]	S
.33	2” long radius 90° elbow	M-1028-7	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.34	2” rigid support	M-1028-7	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.35	2” guide support	M-1028-7	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.36	Insulation and heat tracing for items 3.5.32-3.4.35	M-1028-7	50	Ft.	40.0	[**]	[**]	[**]	[**]	[**]	S
	Piping to ammonia storage (located underground) (pipe and fittings to be wrapped

.37	2” pipe	M-1028-7	800	Ft	152.3	[**]	[**]	[**]	[**]	[**]	S
.38	2” long radius 90° elbow	M-1028-7	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.39	2” long radius 45° elbow	M-1028-7	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
	Piping to ammonia storage (located aboveground at ammonia storage area)
.40	2” pipe	M-1028-7	100	Ft	19.0	[**]	[**]	[**]	[**]	[**]	S
.41	2” long radius 90° elbow	M-1028-7	5	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.42	2” x 3/4” sockolet	M-1028-7	21	Each	25.0	[**]	[**]	[**]	[**]	[**]	S
.43	2” tee	M-1028-7	5	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.44	2” ball valve	M-1028-7	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.45	2” rigid support	M-1028-7	6	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.46	2” guide support	M-1028-7	6	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.47	3/4” pipe	M-1028-7	25	Ft	2.4	[**]	[**]	[**]	[**]	[**]	S
.48	3/4” ball valve	M-1028-7	21	Each	20.0	[**]	[**]	[**]	[**]	[**]	S
.49	Insulation and heat tracing for items 3.5.40-3.4.48	M-1028-7	140	Ft.	141.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
55 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	From existing piping to ammonia flow control and dilution air skid (located inside boiler)

	Galvanized steel
.50	2” insulating flange kit for stainless steel to galvanized steel connection	M-1028-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.51	2” pipe	M-1028-2	2	Ft.	0.4	[**]	[**]	[**]	[**]	[**]	S
.52	2” flange	M-1028-2	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
	Stainless Steel Piping per PDT 0140 and associated VDTs
.53	2” pipe	M-1028-8	160	Ft.	30.5	[**]	[**]	[**]	[**]	[**]	S
.54	2” flange	M-1028-8	3	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.55	2” long radius 90° elbow	M-1028-8	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.56	2” ball valve	M-1028-8	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.57	2” rigid support	M-1028-8	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.58	2” guide support	M-1028-8	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
	From existing piping to ammonia flow control and dilution air skid (located outside between boiler and SCR structure and on SCR structure )
.59	2” pipe	M-1028-8	95	Ft.	18.1	[**]	[**]	[**]	[**]	[**]	S
.60	2” long radius 90° elbows	M-1028-8	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.61	2”x 1'-1/2” reducing tee	M-1028-8	2	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.62	2” pipe cap	M-1028-8	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.63	2” rigid support	M-1028-8	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.64	2” guide support	M-1028-8	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.65	1-1/2” pipe	M-1028-8	20	Ft.	2.9	[**]	[**]	[**]	[**]	[**]	S
.66	1-1/2” long radius 90° elbows	M-1028-8	2	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.67	1-1/2” ball valve	M-1028-8	2	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.68	1-1/2” rigid support	M-1028-8	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.69	Insulation and heat tracing for items 3.5.59-3.4.68	M-1028-7	120	Ft.	73.0	[**]	[**]	[**]	[**]	[**]
	Total for 3.5 - Erection and Supply of AQCS Instrument Air Piping System				1694.0	[**]	[**]	[**]	[**]	[**]

3.6	AQCS High Quality Water Piping System
	Stainless Steel Piping per PDT 0140 and associated VDTs
	Piping from existing piping to AQCS (located inside boiler building.)
.1	2” tee	M-1030	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.2	2” pipe	M-1030	11	Ft.	2.1	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
56 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.3	2” long radius 90° elbow	M-1030	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.4	2” rigid support	M-1030	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.5	2” guide support	M-1030	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.6	2” ball valve	M-1030	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.7	2” x 1” tee	M-1008	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.8	1” pipe	M-1008	2	Ft.	0.2	[**]	[**]	[**]	[**]	[**]	S
.9	1” ball valves	M-1008	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
	Piping from existing piping to AQCS (located outside between boiler building and AQCS building.)
.10	2” pipe	M-1030	142	Ft.	27.0	[**]	[**]	[**]	[**]	[**]	S
.11	2” long radius 90° elbow	M-1030	7	Each	13.3	[**]	[**]	[**]	[**]	[**]	S
.12	2” long radius 45° elbow	M-1030	7	Each	13.3	[**]	[**]	[**]	[**]	[**]	S
.13	2” rigid support	M-1030	7	Each	33.3	[**]	[**]	[**]	[**]	[**]	S
.14	2” guide support	M-1030	7	Each	33.3	[**]	[**]	[**]	[**]	[**]	S
.15	Insulation and heat tracing for items 3.6.10-3.6.14	M-1013	150	Ft.	83.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from existing piping to AQCS (located inside AQCS building.)							[**]	[**]	[**]	S
.16	2” pipe	M-1030	200	Ft.	38.1	[**]	[**]	[**]	[**]	[**]	S
.17	2” long radius 90° elbow	M-1030	5	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.18	2” x 1-1/2” reducer	M-1030	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.19	2” pipe	M-1030	200	Ft.	38.1	[**]	[**]	[**]	[**]	[**]	S
.20	2” rigid support	M-1030	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.21	2” guide support	M-1030	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.22	1-1/2” pipe	M-1030	25	Ft.	3.6	[**]	[**]	[**]	[**]	[**]	S
.23	1-1/2” long radius 90° elbows	M-1030	4	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.24	1-1/2” rigid support	M-1030	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.25	1-1/2” guide support	M-1030	2	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.26	1-1/2” ball valve	M-1030	3	Each	4.3	[**]	[**]	[**]	[**]	[**]	S
.27	1-1/2” level control flow valve	M-1030	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.28	1-1/2” x 1-1/2” sockolets	M-1030	2	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.29	2” x 1” tee	M-1008	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.30	1-1/2” x 1” tee	M-1008	2	Each	4.3	[**]	[**]	[**]	[**]	[**]	S
.31	1” pipe	M-1008	6	Ft.	0.7	[**]	[**]	[**]	[**]	[**]	S
.32	1” ball valves	M-1008	3	Each	3.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
57 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
Total for 3.6 - Erection and Supply of AQCS High Quality Water Piping System					471.7	--	--	[**]	[**]	[**]

3.7	Fire Protection System Piping (Does not include FP design systems)
	HDPE Below Grade Piping per PDT 0097 and associated VDTs
.1	10” pipe	M-1034-1	1245	Ft.				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.2	10” x 8” reducing tee	M-1034-1	8	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.3	10” x 8” reducing tee	M-1034-1	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.4	10” x 4” reducing tee	M-1034-2	2	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.5	10” tee	M-1034-1	2	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.6	10” long radius 90° elbow	M-1034-2	4	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.7	10” long radius 45° elbow	M-1034-2	4	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.8	10” flange adapter with backing ring	M-1034-2	7	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.9	10” post indicator valve	M-1034-2	3	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.10	8” pipe	M-1034-1	345	Ft.				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.11	8” long radius 90° elbow	M-1034-2	6	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.12	8” long radius 45° elbow	M-1034-2	4	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.13	8” x 6” reducer	M-1034-2	12	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.14	6” pipe	M-1034-1	25	Ft.				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.15	6” flange adapter with backing ring	M-1034-2	37	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.16	6” post indicator valve	M-1034-2	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.17	6” fire hydrant isolation valve	M-1034-1	4	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
58 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
Self Perform
					TOTAL						(B) or
ITEM NO.	DESCRIPTION	DESIGN	MATERIAL	MATERIAL	LABOR	Material Cost	Labor Rate	Material Cost	Labor Cost	Total Cost	Subcontract
		DRAWING	QUANTITY	UNITS	MANHOURS	($ USD/UNIT)	($ USD/UNIT)	($ USD)	($ USD)	($ USD)	(S)
.18	4” pipe	M-1034-2	75	Ft.				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.19	4” long radius 90° elbow	M-1034-2	2	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.20	4” flange adapter with backing ring	M-1034-2	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.21	4” post indicator valve	M-1034-2	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.22	6” Ames In-Building Rise (stainless steel) (10' L x 10' W)	M-1034-2	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
.23	4” Ames In-Building Rise (stainless steel)	M-1034-2	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection Contract
	Galvanized Carbon Steel Piping per PDT 0080 and associated VDTs
	Piping aboveground located in AQCS building
.24	6” insulating flange kit for stainless steel to galvanized steel	M-1034-2	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.25	4” insulating flange kit for stainless steel to galvanized steel	M-1034-2	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.26	6” gate valve	M-1034-2	1	Each	16.7	[**]	[**]	[**]	[**]	[**]	S
.27	4” gate valve	M-1034-2	1	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.28	4” ball valve	M-1034-2	3	Each	34.3	[**]	[**]	[**]	[**]	[**]	S
.29	4” pipe	M-1034-2	570	Ft.	754.7	[**]	[**]	[**]	[**]	[**]	S
.30	4” tee	M-1034-2	1	Each	18.5	[**]	[**]	[**]	[**]	[**]	S
.31	4” flange	M-1034-2	7	Each	87.4	[**]	[**]	[**]	[**]	[**]	S
.32	4” x 2-1/2” reducing tee	M-1034-2	3	Each	29.7	[**]	[**]	[**]	[**]	[**]	S
.33	4” x 1-1/2” reducing tee	M-1034-2	16	Each	136.9	[**]	[**]	[**]	[**]	[**]	S
.34	4” long radius 90° elbows	M-1034-2	12	Each	149.1	[**]	[**]	[**]	[**]	[**]	S
.35	4” rigid support	M-1034-2	20	Each	135.8	[**]	[**]	[**]	[**]	[**]	S
.36	4” guide support	M-1034-2	20	Each	135.8	[**]	[**]	[**]	[**]	[**]	S
.37	2-1/2” pipe	M-1034-2	95	Ft.	88.4	[**]	[**]	[**]	[**]	[**]	S
.38	2-1/2” pipe cap	M-1034-2	3	Each	13.4	[**]	[**]	[**]	[**]	[**]	S
.39	2-1/2” x 1 1/2” reducer	M-1034-2	2	Each	11.7	[**]	[**]	[**]	[**]	[**]	S
.40	2-1/2” x 1 1/2” reducing tee	M-1034-2	4	Each	38.7	[**]	[**]	[**]	[**]	[**]	S
.41	1-1/2” pipe	M-1034-2	430	Ft.	317.5	[**]	[**]	[**]	[**]	[**]	S
.42	1 1/2” long radius 90° elbows	M-1034-2	22	Each	125.8	[**]	[**]	[**]	[**]	[**]	S
.43	1 1/2” long radius 45° elbows	M-1034-2	5	Each	28.3	[**]	[**]	[**]	[**]	[**]	S
.44	1 1/2” rigid support	M-1034-2	20	Each	152.8	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
59 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.45	1 1/2” guide support	M-1034-2	20	Each	152.8	[**]	[**]	[**]	[**]	[**]	S
.46	1-1/2” ball valve	M-1034-2	22	Each	85.9	[**]	[**]	[**]	[**]	[**]	S
.47	1-1/2” service water hose quick disconnect	M-1034-2	22	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
	Piping aboveground located outdoor at ammonia storage area
.48	10” x 4” flanged reducer	M-1034-2	1	Each				[**]	[**]	[**]	S	Lump Sum Fire Protection
												Contract
.49	4” pipe	M-1034-2	40	Each							S	Lump Sum Fire Protection
												Contract
.50	4” long radius 90° elbows	M-1034-2	6	Each							S	Lump Sum Fire Protection
												Contract
.51	4” flange	M-1034-2	3	Each							S	Lump Sum Fire Protection
												Contract
.52	4” rigid support	M-1034-2	2	Each							S	Lump Sum Fire Protection
												Contract
.53	4” guide support	M-1034-2	2	Each							S	Lump Sum Fire Protection
												Contract
.54	4” x 2” tee	M-1034-2	1	Each							S	Lump Sum Fire Protection
												Contract
.55	2” pipe	M-1034-2	2	Ft.							S	Lump Sum Fire Protection
												Contract
.56	2” flange	M-1034-2	1	Each							S	Lump Sum Fire Protection
												Contract
.57	2” ball valve	M-1034-2	1	Each							S	Lump Sum Fire Protection
												Contract
.58	Insulation and heat tracing for items 3.7.48-3.7.57	M-1034-2	50	Ft.							S	Lump Sum Fire Protection
												Contract
	Total for 3.7 - Erection and Supply of Fire Protection Water Piping System				2541.0	[**]	[**]	[**]	[**]	[**]	[**]

3.8	Station Heating System Piping
	Carbon Steel Piping Per PDT 605 and associated VDTs
	Piping from boiler building to AQCS building (located in boiler building)
.1	1” pipe	M-1035-5	115	Ft.	13.7	[**]	[**]	[**]	[**]	[**]	S
.2	1” long radius 90° elbow	M-1035-5	8	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.3	1” tee	M-1035-5	3	Each	5.4	[**]	[**]	[**]	[**]	[**]	S
.4	1” sockolet	M-1035-5	3	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.5	1” ball valve	M-1035-5	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
60 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.6	1” control valve (globe)	M-1035-5	6	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.7	1” rigid support	M-1035-5	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.8	1” guide support	M-1035-5	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.9	4” pipe	M-1035-5	30	Ft.	11.4	[**]	[**]	[**]	[**]	[**]	S
.10	4” tee	M-1035-5	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.11	4” flange	M-1035-5	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.12	4” x 1” reducer	M-1035-5	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.13	4” ball valve	M-1035-5	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.14	4” rigid support	M-1035-5	2	Each	16.7	[**]	[**]	[**]	[**]	[**]	S
.15	4” guide support	M-1035-5	1	Each	8.3	[**]	[**]	[**]	[**]	[**]	S
.16	3” calcium silicate and aluminum lagging for items 3.8.1-3.8.15	M-1035-5	165	Ft.	119.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from boiler building to AQCS building (located outside between boiler building and AQCS building)
.17	4” pipe	M-1035-5	140	Ft.	53.3	[**]	[**]	[**]	[**]	[**]	S
.18	4” long radius 90° elbow	M-1035-5	5	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.19	4” long radius 45° elbow	M-1035-5	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.20	4” rigid support	M-1035-5	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.21	4” guide support	M-1035-5	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.22	3” calcium silicate and aluminum lagging for items 3.8.17-3.8.21	M-1035-5	150	Ft.	69.0	[**]	[**]	[**]	[**]	[**]	S
	Piping for steam boiler building to AQCS building (located inside AQCS building)

.23	4” pipe	M-1035-5	6	Ft.	2.3	[**]	[**]	[**]	[**]	[**]	S
.24	4” x 2 1/2” reducer	M-1035-5	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.25	4” x 2 1/2” reducing tee	M-1035-5	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.26	4” x 2” reducing tee	M-1035-5	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.27	2 1/2” pipe	M-1035-5	350	Ft.	83.3	[**]	[**]	[**]	[**]	[**]	S
.28	2 1/2” long radius 90° elbow	M-1035-5	6	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.29	2 1/2” tee	M-1035-5	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.30	2 1/2” x 2” reducer	M-1035-5	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S
.31	2 1/2” 45° lateral	M-1035-5	6	Each	21.4	[**]	[**]	[**]	[**]	[**]	S
.32	2 1/2” x 1” reducer	M-1035-5	6	Each	12.9	[**]	[**]	[**]	[**]	[**]	S
.33	2 1/2” rigid support	M-1035-5	18	Each	128.5	[**]	[**]	[**]	[**]	[**]	S
.34	2 1/2” guide support	M-1035-5	18	Each	128.5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
61 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.35	2” pipe	M-1035-5	2250	Ft.	428.4	[**]	[**]	[**]	[**]	[**]	S
.36	2” 90° elbow	M-1035-5	45	Each	85.7	[**]	[**]	[**]	[**]	[**]	S
.37	2” 45° lateral	M-1035-5	31	Each	59.0	[**]	[**]	[**]	[**]	[**]	S
.38	2” tee	M-1035-5	33	Each	94.2	[**]	[**]	[**]	[**]	[**]	S
.39	2” x 1” reducer	M-1035-5	62	Each	118.0	[**]	[**]	[**]	[**]	[**]	S
.40	2” rigid support	M-1035-5	115	Each	547.4	[**]	[**]	[**]	[**]	[**]	S
.41	2” guide support	M-1035-5	115	Each	547.4	[**]	[**]	[**]	[**]	[**]	S
.42	1” pipe	M-1035-5	750	Ft.	89.3	[**]	[**]	[**]	[**]	[**]	S
.43	1” 90° elbow	M-1035-5	250	Each	297.5	[**]	[**]	[**]	[**]	[**]	S
.44	1” 45° elbow	M-1035-5	31	Each	36.9	[**]	[**]	[**]	[**]	[**]	S
.45	1” tee	M-1035-5	62	Each	110.7	[**]	[**]	[**]	[**]	[**]	S
.46	1” cap	M-1035-5	31	Each	18.4	[**]	[**]	[**]	[**]	[**]	S
.47	1” ball valve	M-1035-5	93	Each	110.7	[**]	[**]	[**]	[**]	[**]	S
.48	1” automatic vent valve	M-1035-5	31	Each	73.8	[**]	[**]	[**]	[**]	[**]	S
.49	1” strainer	M-1035-5	31	Each	36.9	[**]	[**]	[**]	[**]	[**]	S
.50	1” steam trap	M-1035-5	31	Each	73.8	[**]	[**]	[**]	[**]	[**]	S
.51	1” rigid support	M-1035-5	35	Each	166.6	[**]	[**]	[**]	[**]	[**]	S
.52	1” guide support	M-1035-5	35	Each	166.6	[**]	[**]	[**]	[**]	[**]	S
.53	2” mineral wool and aluminum lagging for items 3.8.23-3.8.52	M-1035-5	3700	Ft.	1928.0	[**]	[**]	[**]	[**]	[**]	S
	Piping to and from lime/waste silo (located outside AQCS building)
.54	2” pipe	M-1035-5	140	Ft.	26.7	[**]	[**]	[**]	[**]	[**]	S
.55	2” 90° elbow	M-1035-5	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.56	2” rigid support	M-1035-5	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.57	2” guide support	M-1035-5	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.58	2” mineral wool and aluminum lagging for items 3.8.54-3.8.57	M-1035-5	150	Ft.	48.0	[**]	[**]	[**]	[**]	[**]	S
	Piping to and from lime/waste silo (located inside lime/waste building)
.59	2” pipe	M-1035-5	160	Ft.	30.5	[**]	[**]	[**]	[**]	[**]	S
.60	2” 90° elbow	M-1035-5	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.61	2” 45° lateral	M-1035-5	6	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.62	2” tee	M-1035-5	6	Each	17.1	[**]	[**]	[**]	[**]	[**]	S
.63	2” x 1” reducer	M-1035-5	12	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.64	2” rigid support	M-1035-5	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.65	2” guide support	M-1035-5	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
62 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.66	1” pipe	M-1035-5	80	Ft.	9.5	[**]	[**]	[**]	[**]	[**]	S
.67	1” 90° elbow	M-1035-5	24	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.68	1” 45° elbow	M-1035-5	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.69	1” tee	M-1035-5	12	Each	21.4	[**]	[**]	[**]	[**]	[**]	S
.70	1” cap	M-1035-5	6	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.71	1” ball valve	M-1035-5	18	Each	21.4	[**]	[**]	[**]	[**]	[**]	S
.72	1” automatic vent valve	M-1035-5	6	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.73	1” strainer	M-1035-5	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.74	1” steam trap	M-1035-5	6	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.75	1” rigid support	M-1035-5	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.76	1” guide support	M-1035-5	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.77	2” mineral wool and aluminum lagging for items 3.8.59-3.8.76	M-1035-5	265	Ft.	234.0	[**]	[**]	[**]	[**]	[**]	S
	Piping to and from VFD and SWGR AHU (located inside AQCS building)
.78	1 1/2” pipe	M-1035-4	50	Ft.	7.1	[**]	[**]	[**]	[**]	[**]	S
.79	1 1/2” 90° elbow	M-1035-4	4	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.80	1 1/2” tee	M-1035-4	2	Each	4.3	[**]	[**]	[**]	[**]	[**]	S
.81	1 1/2” x 1” reducer	M-1035-4	4	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.82	1 1/2” rigid support	M-1035-4	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.83	1 1/2” guide support	M-1035-4	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.84	1” pipe	M-1035-4	330	Ft.	39.3	[**]	[**]	[**]	[**]	[**]	S
.85	1” 90° elbow	M-1035-4	44	Each	52.4	[**]	[**]	[**]	[**]	[**]	S
.86	1” 45° elbow	M-1035-4	4	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.87	1” x 3/4” reducer	M-1035-4	9	Each	10.7	[**]	[**]	[**]	[**]	[**]	S
.88	1” tee	M-1035-4	9	Each	16.1	[**]	[**]	[**]	[**]	[**]	S
.89	1” 45° lateral	M-1035-4	2	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.90	1” ball valve	M-1035-4	25	Each	29.8	[**]	[**]	[**]	[**]	[**]	S
.91	1” strainer	M-1035-4	6	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.92	1” steam trap	M-1035-4	2	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.93	1” rigid support	M-1035-4	15	Each	71.4	[**]	[**]	[**]	[**]	[**]	S
.94	1” guide support	M-1035-4	15	Each	71.4	[**]	[**]	[**]	[**]	[**]	S
.95	3/4” pipe	M-1035-4	65	Ft.	6.2	[**]	[**]	[**]	[**]	[**]	S
.96	3/4” 90° elbow	M-1035-4	16	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.97	3/4” 45° elbow	M-1035-4	4	Each	3.8	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
63 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.98	3/4” 45° lateral	M-1035-4	2	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.99	3/4” ball valve	M-1035-4	10	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.100	3/4” automatic vent valve	M-1035-4	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.101	3/4” steam trap	M-1035-4	4	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.102	3/4” rigid support	M-1035-4	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.103	3/4” guide support	M-1035-4	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.104	2” mineral wool and aluminum lagging for items 3.8.78-3.8.103	M-1035-4	500	Ft.	317.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from drain skid to connection in boiler building (located inside AQCS building)

.105	2” pipe	M-1035-7	65	Ft.	12.4	[**]	[**]	[**]	[**]	[**]	S
.106	2” 90° elbow	M-1035-7	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.107	2” 45° lateral	M-1035-7	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.108	2” globe valve	M-1035-7	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.109	2” flange	M-1035-7	2	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.110	2” check valve	M-1035-7	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.111	2” rigid support	M-1035-7	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.112	2” guide support	M-1035-7	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.113	2” mineral wool and aluminum lagging for items 3.8.105-3.8.112	M-1035-7	75	Ft.	48.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from drain skid to connection in boiler building (located outside between AQCS building and boiler building)
.114	2” pipe	M-1035-7	140	Ft.	26.7	[**]	[**]	[**]	[**]	[**]	S
.115	2” 90° elbow	M-1035-7	5	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.116	2” 45° elbow	M-1035-7	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.117	2” rigid support	M-1035-7	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.118	2” guide support	M-1035-7	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.119	2” mineral wool and aluminum lagging for items 3.8.114-3.8.118	M-1035-7	150	Ft.	52.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from drain skid to connection in boiler building (located inside boiler building)

.120	2” pipe	M-1035-7	190	Ft.	36.2	[**]	[**]	[**]	[**]	[**]	S
.121	2” 90° elbow	M-1035-7	9	Each	17.1	[**]	[**]	[**]	[**]	[**]	S
.122	2” sockolet	M-1035-7	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.123	2” rigid support	M-1035-7	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.124	2” guide support	M-1035-7	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
64 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS

ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.125	2” mineral wool and aluminum lagging for items 3.8.120-3.8.125	M-1035-7	200	Ft.	72.0	[**]	[**]	[**]	[**]	[**]	S
Total for 3.8 - Erection and Supply of Station Heating Piping System					7841.4	[**]	[**]	[**]	[**]	[**]
3.9	SCR Sootblower Piping System
	Carbon Steel Piping Per PDT 605 and associated VDTs
.1	3” piping	M-1035-9	435	Ft.	119.1	[**]	[**]	[**]	[**]	[**]	S
.2	3” long radius 90° elbows	M-1035-9	10	Each	27.4	[**]	[**]	[**]	[**]	[**]	S
.3	3” tee	M-1035-9	10	Each	41.1	[**]	[**]	[**]	[**]	[**]	S
.4	3” weldolet	M-1035-9	1	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.5	3” ball valve	M-1035-9	7	Each	11.7	[**]	[**]	[**]	[**]	[**]	S
.6	3” x 2 1/2” reducing tee	M-1035-9	6	Each	24.6	[**]	[**]	[**]	[**]	[**]	S
.7	3” x 2 1/2” reducer	M-1035-9	2	Each	5.1	[**]	[**]	[**]	[**]	[**]	S
.8	3” x 2” reducer	M-1035-9	2	Each	5.1	[**]	[**]	[**]	[**]	[**]	S
.9	3” rigid support	M-1035-9	16	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.10	3” guide support	M-1035-9	16	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.11	2 1/2” piping	M-1035-9	410	Ft.	97.6	[**]	[**]	[**]	[**]	[**]	S
.12	2 1/2” long radius 90° elbows	M-1035-9	32	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.13	2 1/2” tee	M-1035-9	1	Each	3.6	[**]	[**]	[**]	[**]	[**]	S
.14	2 1/2” weldolet	M-1035-9	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
.15	2 1/2” ball valve	M-1035-9	8	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.16	2 1/2” weld neck flange	M-1035-9	24	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.17	2 1/2” x 2” reducer	M-1035-9	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S
.18	2 1/2” rigid support	M-1035-9	20	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
.19	2 1/2” guide support	M-1035-9	20	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
.20	2” piping	M-1035-9	125	Ft.	23.8	[**]	[**]	[**]	[**]	[**]	S
.21	2” long radius 90° elbows	M-1035-9	6	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.22	2” ball valve	M-1035-9	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.23	2” control valve (globe)	M-1035-9	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.24	2” weld neck flange	M-1035-9	4	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.25	2” x 1” reducing tee	M-1035-9	2	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.26	2” x 3/4” reducing tee	M-1035-9	2	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.27	2” rigid support	M-1035-9	6	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.28	2” guide support	M-1035-9	6	Each	28.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
65 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS

ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.29	3” calcium silicate and aluminum lagging for items 3.9.1-3.9.28	M-1035-9	1100	Ft.	618.0	[**]	[**]	[**]	[**]	[**]	S
	Total for 3.9 - Erection and Supply of SCR Sootblower Piping System				1714.7	[**]	[**]	[**]	[**]	[**]

3.10	AQCS Equipment Drain Piping System
	Galvanized Carbon Steel Piping Per PDT 0080 and associated VDTs (Sump Piping)
	AQCS sump discharge piping to boiler building (located inside AQCS building)
.1	4” weld neck flange	M-1035-8	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.2	4” pipe	M-1035-8	115	Ft.	43.8	[**]	[**]	[**]	[**]	[**]	S
.3	4” check valve	M-1035-8	2	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.4	4” globe valve	M-1035-8	2	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.5	4” x 2” reducer	M-1035-8	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.6	4” long radius 90° elbows	M-1035-8	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.7	4” rigid support	M-1035-8	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.8	4” guide support	M-1035-8	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.9	4” x 3/4” sockolet	M-1035-8	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
	AQCS sump discharge piping to boiler building (located outside between AQCS building and boiler building)
.10	4” piping	M-1035-8	195	Ft.	74.3	[**]	[**]	[**]	[**]	[**]	S
.11	4” long radius 90° elbows	M-1035-8	5	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.12	4” long radius 45° elbows	M-1035-8	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.13	4” rigid support	M-1035-8	7	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.14	4” guide support	M-1035-8	7	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.15	Insulation and heat tracing for items 3.10.10-3.10.15	M-1040-1	200	Ft.	100.0	[**]	[**]	[**]	[**]	[**]	S
	AQCS sump discharge piping to boiler building (located inside AQCS building)
.16	4” piping	M-1035-8	215	Ft.	81.9	[**]	[**]	[**]	[**]	[**]	S
.17	4” long radius 90° elbow	M-1035-8	5	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.18	4” long radius 45° elbow	M-1035-8	3	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.19	4” rigid support	M-1035-8	8	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.20	4” guide support	M-1035-8	8	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.21	4” weld neck flange	M-1017	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.22	10” x 4” reducing tee	M-1017	1	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
	Galvanized Carbon Steel Piping Per PDT 0080 with Victaulic couplings (Drains)

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
66 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS

ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	AQCS floor drain piping in AQCS building
.23	6” pipe	M-1035-8	955	Ft.	545.5	[**]	[**]	[**]	[**]	[**]	S
.24	6” long radius 45° elbows	M-1035-8	13	Each	74.3	[**]	[**]	[**]	[**]	[**]	S
.25	6” x 6” x 4” laterals	M-1035-8	26	Each	222.8	[**]	[**]	[**]	[**]	[**]	S
.26	6” x 6” x 6” laterals	M-1035-8	13	Each	111.4	[**]	[**]	[**]	[**]	[**]	S
.27	6” pipe cap	M-1035-8	2	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.28	6” x 4” reducer	M-1035-8	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.29	6” rigid support	M-1035-8	30	Each	285.6	[**]	[**]	[**]	[**]	[**]	S
.30	6” guide support	M-1035-8	30	Each	285.6	[**]	[**]	[**]	[**]	[**]	S
.31	4” pipe	M-1035-8	290	Ft.	110.4	[**]	[**]	[**]	[**]	[**]	S
.32	4” long radius 90° elbows	M-1035-8	26	Each	99.0	[**]	[**]	[**]	[**]	[**]	S
.33	4” floor drain per Josam Leveleze Series without flashing clamp device Series 31104	M-1035-8	26	Each	77.4	[**]	[**]	[**]	[**]	[**]	S
.34	4” clean out per Josam Series 58680	M-1035-8	10	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
	Total for 3.10 - Erection and Supply of AQCS Equipment Drain Piping System				2429.3	[**]	[**]	[**]	[**]	[**]

3.11	Potable Water Piping System
	Galvanized Carbon Steel Piping Per PDT 0080 and associated VDTs
	Piping from existing piping to AQCS and SCR (located inside boiler building.)
.1	2” pipe	M-1036-2	200	Ft.	38.1	[**]	[**]	[**]	[**]	[**]	S
.2	2” tee	M-1036-2	4	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.3	2” ball valve	M-1036-2	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.4	2” check valve	M-1036-2	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.5	2” long radius 90° elbow	M-1036-2	15	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.6	2” flange	M-1036-2	2	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.7	2” rigid support	M-1036-2	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
.8	2” guide support	M-1036-2	10	Each	47.6	[**]	[**]	[**]	[**]	[**]	S
	Piping from existing piping to AQCS (located outside between boiler building and AQCS building.)
.9	2” pipe	M-1036-2	310	Ft.	59.0	[**]	[**]	[**]	[**]	[**]	S
.10	2” long radius 90° elbow	M-1036-2	13	Each	24.8	[**]	[**]	[**]	[**]	[**]	S
.11	2” long radius 45° elbow	M-1036-2	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.12	2” tee	M-1036-2	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.13	2” flange	M-1036-2	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
67 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL				UNIT PRICE		TARGET PRICE						COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.14	2” rigid support	M-1036-2	16	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.15	2” guide support	M-1036-2	16	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.16	Insulation and heat tracing for items 3.11.9-3.11.15	M-1036-2	350	Ft.	153.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from existing piping to AQCS (located inside AQCS building.)
.17	2” pipe	M-1036-2	320	Ft.	60.9	[**]	[**]	[**]	[**]	[**]	S
.18	2” long radius 90° elbow	M-1036-2	6	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.19	2” rigid support	M-1036-2	16	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.20	2” guide support	M-1036-2	16	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.21	1-1/4” pipe	M-1036-2	4	Ft	0.5	[**]	[**]	[**]	[**]	[**]	S
.22	2” x 1-1/4” reducer	M-1036-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.23	1-1/4” ball valve	M-1036-2	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.24	1-1/4” long radius 90° elbow	M-1036-2	3	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
	Piping from AQCS to lime truck unloading (located outside AQCS building.)
.25	1-1/4” pipe	M-1036-2	4	Ft	0.5	[**]	[**]	[**]	[**]	[**]	S
.26	2” x 1-1/4” reducer	M-1036-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.27	1-1/4” ball valve	M-1036-2	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.28	1-1/4” long radius 90° elbow	M-1036-2	3	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.29	Insulation and heat tracing for items 3.11.25-3.11.28	M-1036-2	10	Ft.	30.0	[**]	[**]	[**]	[**]	[**]	S
	Piping to AQCS vaporization skids (located outside on SCR structure)
.30	2” pipe	M-1036-2	245	Ft.	46.6	[**]	[**]	[**]	[**]	[**]	S
.31	2” long radius 90° elbow	M-1036-2	8	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.32	2” rigid support	M-1036-2	12	Each	57.1	[**]	[**]	[**]	[**]	[**]	S
.33	2” guide support	M-1036-2	12	Each	57.1	[**]	[**]	[**]	[**]	[**]	S
.34	1-1/4” pipe	M-1036-2	4	Ft	0.5	[**]	[**]	[**]	[**]	[**]	S
.35	2” x 1-1/4” reducer	M-1036-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.36	1-1/4” ball valve	M-1036-2	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.37	1-1/4” long radius 90° elbow	M-1036-2	3	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.38	Insulation and heat tracing for items 3.11.30-3.11.37	M-1036-2	275	Ft.	120.0	[**]	[**]	[**]	[**]	[**]	S
	Piping aboveground at ammonia storage area (located outside at ammonia storage area)

.39	2” pipe	M-1036-2	60	Ft.	11.4	[**]	[**]	[**]	[**]	[**]	S
.40	2” long radius 90° elbow	M-1036-2	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.41	2” rigid support	M-1036-2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
68 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

	SECTION 03 - MECHANICAL					UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.42	2” guide support	M-1036-2	3	Each	14.3	[**]	[**]	[**]	[**]	[**]	S
.43	1-1/4” pipe	M-1036-2	4	Ft	0.5	[**]	[**]	[**]	[**]	[**]	S
.44	2” x 1-1/4” reducer	M-1036-2	1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.45	1-1/4” ball valve	M-1036-2	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.46	1-1/4” long radius 90° elbow	M-1036-2	3	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.47	Insulation and heat tracing for items 3.11.39-3.11.46	M-1036-2	70	Ft.	52.0	[**]	[**]	[**]	[**]	[**]	S
	Piping Per PDT 0092 and associated VDTs
	Piping from forwarding pump to SCR structure (located underground outside)
.48	2” pipe	M-1036-2	775	Ft.	244.8	[**]	[**]	[**]	[**]	[**]	S
.49	2” long radius 90° elbow	M-1036-2	6	Each	25.5	[**]	[**]	[**]	[**]	[**]	S
.50	2” long radius 45° elbow	M-1036-2	2	Each	8.5	[**]	[**]	[**]	[**]	[**]	S
.51	2” flange	M-1036-2	2	Each	10.3	[**]	[**]	[**]	[**]	[**]	S
Total for 3.11 - Erection and Supply of Potable Piping System					1551.5	[**]	[**]	[**]	[**]	[**]

3.12	Ammonia Piping System Carbon Steel Dilution Air Piping per PDT 0105
	Piping from primary air duct to ammonia flow control skid (located inside boiler building.)

.1	24” connection to primary air duct	M-1013	1	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.2	24” pipe from primary air duct	M-1013	103	Ft.	235.3	[**]	[**]	[**]	[**]	[**]	S
.3	24” long radius 90°	M-1013	9	Each	205.6	[**]	[**]	[**]	[**]	[**]	S
.4	24” butterfly valve	M-1013	1	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.5	24” weld neck flange	M-1013	2	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.6	24” rigid support	M-1013	3	Each	128.5	[**]	[**]	[**]	[**]	[**]	S
.7	24” guide support	M-1013	3	Each	128.5	[**]	[**]	[**]	[**]	[**]	S
.8	4.5” calcium silicate and aluminum lagging for items 3.12.1-3.12.7	M-1013	115	Ft.	404.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from primary air duct to ammonia flow control skid (located outside on SCR structure)										S
.9	24” pipe	M-1040-2	65	Ft.	148.5	[**]	[**]	[**]	[**]	[**]	S
.10	24” long radius 90° elbow	M-1040-2	4	Each	91.4	[**]	[**]	[**]	[**]	[**]	S
.11	24” x 18” reducing tee	M-1040-2	2	Each	40.0	[**]	[**]	[**]	[**]	[**]	S
.12	24” weld neck flange	M-1040-2	2	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.13	24” rigid support	M-1040-2	3	Each	128.5	[**]	[**]	[**]	[**]	[**]	S
.14	24” guide support	M-1040-2	3	Each	128.5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
69 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract ($)
.15	24” x 1” thermowell	M-1040-2	1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.16	24” x 3/4” sockolet	M-1040-2	1	Each	1.2	[**]	[**]	[**]	[**]	[**]	S
.17	18” pipe to ammonia flow control skid	M-1040-2	50	Ft.	85.7	[**]	[**]	[**]	[**]	[**]	S
.18	18” weld neck flange	M-1040-2	6	Each	51.4	[**]	[**]	[**]	[**]	[**]	S
.19	18” rigid support	M-1040-2	3	Each	128.5	[**]	[**]	[**]	[**]	[**]	S
.20	18” guide support	M-1040-2	3	Each	128.5	[**]	[**]	[**]	[**]	[**]	S
.21	4.5” calcium silicate and aluminum lagging for items 3.12.9-3.12.20	M-1040-2	125	Ft.	261.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from dilution air skid to ammonia flow control skid (located outside on SCR structure)
.22	16” pipe	M-1040-2	25	Ft.	38.1	[**]	[**]	[**]	[**]	[**]	S
.23	16” long radius 90° elbow	M-1040-2	3	Each	45.7	[**]	[**]	[**]	[**]	[**]	S
.24	16” weld neck flange	M-1040-2	1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.25	16” rigid support	M-1040-2	1	Each	42.8	[**]	[**]	[**]	[**]	[**]	S
.26	16” guide support	M-1040-2	1	Each	42.8	[**]	[**]	[**]	[**]	[**]	S
.27	4.5” calcium silicate and aluminum lagging for items 3.12.22-3.12.26	M-1040-2	30	Ft.	79.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from ammonia flow control skid ammonia injection grid (located outside on SCR structure.)
.28	18” pipe	M-1040-2	285	Ft.	488.4	[**]	[**]	[**]	[**]	[**]	S
.29	18” x 4” weldolet at AIG	M-1040-3	32	Each	121.9	[**]	[**]	[**]	[**]	[**]	S
.30	18” long radius 90° elbows at AIG	M-1040-3	11	Each	188.5	[**]	[**]	[**]	[**]	[**]	S
.31	18” rigid support on piping at AIG	M-1040-3	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.32	18” guide support on piping at AIG	M-1040-3	8	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.33	6” blind flange w/ 4 1/2” hole drilled through	M-1040-3	32	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
.34	4” pipe at AIG	M-1040-3	970	Ft.	369.4	[**]	[**]	[**]	[**]	[**]	S
.35	4” long radius 90° elbows at AIG	M-1040-3	124	Each	472.2	[**]	[**]	[**]	[**]	[**]	S
.36	4” rigid support on piping at AIG	M-1040-3	30	Each	42.8	[**]	[**]	[**]	[**]	[**]	S
.37	4” guide support on piping at AIG	M-1040-3	30	Each	42.8	[**]	[**]	[**]	[**]	[**]	S
.38	4” butterfly valves	M-1040-3	32	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
.39	4” weld neck flange	M-1040-3	160	Each	304.6	[**]	[**]	[**]	[**]	[**]	S
.40	4” blind flange	M-1040-3	32	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.41	Annubar flow elements	M-1040-3	32	Each	228.5	[**]	[**]	[**]	[**]	[**]	S
.42	4.5” calcium silicate and aluminum lagging for items 3.12.28-3.12.41	M-1040-2	1380	Ft.	3059.0	[**]	[**]	[**]	[**]	[**]	S
	Stainless Steel Piping per PDT 0140 and associated VDTs

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
70 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	Piping from ammonia truck unloading to ammonia tank storage area (located outside)

.43	2” pipe	M-1040-1	360	Ft.	68.5	[**]	[**]	[**]	[**]	[**]	S
.44	2” tee	M-1040-1	8	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.45	2” long radius 90° elbows	M-1040-1	8	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.46	2” weld neck flange	M-1040-1	24	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.47	2” pneumatic ball valve	M-1040-1	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.48	2” angle globe valve	M-1040-1	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.49	2” rigid support	M-1040-1	15	Each	71.4	[**]	[**]	[**]	[**]	[**]	S
.50	2” guide support	M-1040-1	15	Each	71.4	[**]	[**]	[**]	[**]	[**]	S
.51	Insulation and heat tracing for items 3.12.43-3.12.50	M-1040-1	400	Ft.	330.0	[**]	[**]	[**]	[**]	[**]	S
	Piping on ammonia tanks (located outside)
.52	2” pipe	M-1040-1	80	Ft.	15.2	[**]	[**]	[**]	[**]	[**]	S
.53	2” long radius 90° elbow	M-1040-1	16	Each	30.5	[**]	[**]	[**]	[**]	[**]	S
.54	2” weld neck flange	M-1040-1	24	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.55	1” pipe	M-1040-1	2	Ft.	0.2	[**]	[**]	[**]	[**]	[**]	S
.56	1” weld neck flange	M-1040-1	4	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.57	1” x 3/4” reducer	M-1040-1	2	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.58	3/4” pipe	M-1040-1	8	Ft.	0.8	[**]	[**]	[**]	[**]	[**]	S
.59	3/4” tee	M-1040-1	2	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.60	3/4” long radius 90° elbow	M-1040-1	2	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.61	3/4” gate valve	M-1040-1	2	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.62	3/4” ball valve	M-1040-1	4	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
	Piping from ammonia storage tanks to ammonia forwarding skid (located outside)
.63	2” pipe	M-1040-1	90	Ft.	17.1	[**]	[**]	[**]	[**]	[**]	S
.64	2” tee	M-1040-1	6	Each	17.1	[**]	[**]	[**]	[**]	[**]	S
.65	2” long radius 90° elbows	M-1040-1	12	Each	22.8	[**]	[**]	[**]	[**]	[**]	S
.66	2” weld neck flange	M-1040-1	22	Each	20.9	[**]	[**]	[**]	[**]	[**]	S
.67	2” pneumatic ball valve	M-1040-1	4	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.68	2” angle globe valve	M-1040-1	4	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.69	2” rigid support	M-1040-1	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.70	2” guide support	M-1040-1	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.71	Insulation and heat tracing for items 3.12.63-3.12.70	M-1040-1	110	Ft.	209.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
71 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	Piping from forwarding pump to SCR structure (located aboveground outside)
.72	2” pipe	M-1040-1	15	Ft.	2.9	[**]	[**]	[**]	[**]	[**]	S
.73	2” long radius 90° elbows	M-1040-1	3	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.74	2” weld neck flange	M-1040-1	22	Each	62.8	[**]	[**]	[**]	[**]	[**]	S
.75	2” rigid support	M-1040-1	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.76	2” guide support	M-1040-1	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.77	Insulation and heat tracing for items 3.12.72-3.12.77	M-1040-1	20	Ft.	66.0	[**]	[**]	[**]	[**]	[**]	S
	Piping from forwarding pump to SCR structure (located underground outside) (pipe and fittings to be wrapped)
.78	2” pipe	M-1040-2	775	Ft.	147.6	[**]	[**]	[**]	[**]	[**]	S
.79	2” long radius 90° elbow	M-1040-2	6	Each	11.4	[**]	[**]	[**]	[**]	[**]	S
.80	2” long radius 45° elbow	M-1040-2	2	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
	Piping from forwarding pump to SCR structure (located aboveground outside)
.81	2” pipe	M-1040-2	280	Ft.	53.3	[**]	[**]	[**]	[**]	[**]	S
.82	2” long radius 90° elbows	M-1040-2	8	Each	15.2	[**]	[**]	[**]	[**]	[**]	S
.83	2” weld neck flange	M-1040-2	1	Each	0.1	[**]	[**]	[**]	[**]	[**]	S
.84	2” rigid support	M-1040-2	15	Each	71.4	[**]	[**]	[**]	[**]	[**]	S
.85	2” guide support	M-1040-2	15	Each	71.4	[**]	[**]	[**]	[**]	[**]	S
.86	Insulation and heat tracing for items 3.12.81-3.12.86	M-1040-2	310	Ft.	128.0	[**]	[**]	[**]	[**]	[**]	S
	Total for 3.12 - Erection and Supply of Ammonia Piping System				10012.9	[**]	[**]	[**]	[**]	[**]

3.13	Vacuum Piping System
	Carbon Steel per PDT OTP 0008
	Piping from scar levels to truck connection on grade (located outside on scar structure.)

.1	8” - 3 bolt compression couplings	M-1041	46	Each	164.2	[**]	[**]	[**]	[**]	[**]	S
.2	8” - 90° elbows per H-P Products 11-800482	M-1041	6	Each	45.7	[**]	[**]	[**]	[**]	[**]	S
.3	8” - 45° elbows per H-P Products 11-800481	M-1041	1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.4	8” x 6” standard 90° TYs per H-P Product TY-815	M-1041	16	Each	106.6	[**]	[**]	[**]	[**]	[**]	S
.5	8” cleanouts per H-P Product TY-8161	M-1041	8	Each	91.4	[**]	[**]	[**]	[**]	[**]	S
.6	8” truck connection per H-P FA-801	M-1041	1	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.7	8” truck cam lock	M-1041	1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.8	6” x 4” reducing couplings	M-1041	16	Each	76.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
72 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.9	6” pipe	M-1041	10	Ft.	5.7	[**]	[**]	[**]	[**]	[**]	S
.10	6” - 45° elbows per H-P Products 11-800481	M-1041	16	Each	91.4	[**]	[**]	[**]	[**]	[**]	S
.11	6” - 3 bolt compression couplings	M-1041	40	Each	114.2	[**]	[**]	[**]	[**]	[**]	S
.12	8” rigid support	M-1041	15	Each	178.5	[**]	[**]	[**]	[**]	[**]	S
.13	8” guide support	M-1041	15	Each	178.5	[**]	[**]	[**]	[**]	[**]	S
.14	8” pipe	M-1041	450	Ft.	342.7	[**]	[**]	[**]	[**]	[**]	S
	Total for 3.13 - Erection and Supply of Vacuum Piping System				1426.6	[**]	[**]	[**]	[**]	[**]

	Total for 3.0 - Erection and Supply of Piping Systems Supplied by GWC. (Sum of 3.1 - 3.13)				43720.4	[**]	[**]	[**]	[**]	[**]	--

4.0	Erection and Supply of HVAC Ductwork and Associated Equipment Supplied by GWC

4.1	VFD Room HVAC System
.1	16x12 Rectangular Duct	M-0720	62.8	Ft	18.8	[**]	[**]	[**]	[**]	[**]	S
.2	24x14 Rectangular Duct	M-0720	4	Ft	1.2	[**]	[**]	[**]	[**]	[**]	S
.3	20x16 Rectangular Duct	M-0720	15.6	Ft	4.7	[**]	[**]	[**]	[**]	[**]	S
.4	42x18 Rectangular Duct	M-0720	2	Ft	0.6	[**]	[**]	[**]	[**]	[**]	S
.5	30x18 Rectangular Duct	M-0720	14.1	Ft	4.2	[**]	[**]	[**]	[**]	[**]	S
.6	20x20 Rectangular Duct	M-0720	23	Ft	6.9	[**]	[**]	[**]	[**]	[**]	S
.7	30x22 Rectangular Duct	M-0720	25	Ft	7.5	[**]	[**]	[**]	[**]	[**]	S
.8	46x22 Rectangular Duct	M-0720	1.4	Ft	0.4	[**]	[**]	[**]	[**]	[**]	S
.9	30x24 Rectangular Duct	M-0720	7.9	Ft	2.4	[**]	[**]	[**]	[**]	[**]	S
.10	36x30 Rectangular Duct	M-0720	17.3	Ft	5.2	[**]	[**]	[**]	[**]	[**]	S
.11	46x30 Rectangular Duct	M-0720	1	Ft	0.4	[**]	[**]	[**]	[**]	[**]	S
.12	42x30 Rectangular Duct	M-0720	0.6	Ft	0.2	[**]	[**]	[**]	[**]	[**]	S
.13	60x54 Rectangular Duct	M-0720	9.8	Ft	3.4	[**]	[**]	[**]	[**]	[**]	S
.14	60x36 Rectangular Duct	M-0720	6.6	Ft	2.3	[**]	[**]	[**]	[**]	[**]	S
.15	62x28 Rectangular Duct	M-0720	8.6	Ft	4.3	[**]	[**]	[**]	[**]	[**]	S
.16	16x12 90 Degree Rectangular Elbow	M-0720	10	Each	5.0	[**]	[**]	[**]	[**]	[**]	S
.17	20x16 60 Degree Rectangular Elbow	M-0720	2	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.18	36x30 45 Degree Rectangular Elbow	M-0720	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
73 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.19	36x30 90 Degree Rectangular Elbow	M-0720	2	Each	1.4	[**]	[**]	[**]	[**]	[**]	S
.20	12x16-14x24 length= 18 rise= 4 run= 1 Rectangular Transition	M-0720	10	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.21	30x18-20x16 length= 18 rise= -1 run= -5 Rectangular Transition	M-0720	1	Each	0.9	[**]	[**]	[**]	[**]	[**]	S
.22	30x22-20x20 length= 26 rise= 0 run= -10 Rectangular Transition	M-0720	2	Each	1.8	[**]	[**]	[**]	[**]	[**]	S
.23	30x24-30x18 length= 18 rise= 0 run= 0 Rectangular Transition	M-0720	1	Each	0.9	[**]	[**]	[**]	[**]	[**]	S
.24	62x28-60x54 length= 40 rise= 13 run= -1 Rectangular Transition	M-0720	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.25	36x30-30x18 length= 22 rise= -12 run= -3 Rectangular Transition	M-0720	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.26	36x30-30x24 length= 18 rise= -6 run= -3 Rectangular Transition	M-0720	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.27	18x30-16x20 length= 28 rise= -5 run= -16 Rectangular Transition	M-0720	1	Each	0.9	[**]	[**]	[**]	[**]	[**]	S
.28	46x30-46x22 length= 22 rise= 0 run= 0 Rectangular Transition	M-0720	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.29	30x42-36x30 length= 16 rise= -6 run= 3 Rectangular Transition	M-0720	2	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.30	24x56-36x30 length= 19 rise= -13 run= 6 Rectangular Transition	M-0720	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.31	28x62-54x60 length= 50 rise= 17 run= 13 Rectangular Transition	M-0720	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.32	36x30-36x30-36x30 Rectangular Wye	M-0720	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.33	46x30-36x30-36x30 Rectangular Wye	M-0720	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S
.34	46x22-30x22-30x22 Rectangular Wye	M-0720	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S
.35	36x60 Wire Mesh	M-0720	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.36	Ductwork Supports	M-0720	395	Lbs	5.9	[**]	[**]	[**]	[**]	[**]	S
.37	Ductwork Insulation	M-0720	1000	Sq. Ft.	0.0	[**]	[**]	[**]	[**]	[**]	S
.38	Grilles & Registers (see drawing M-0702 for schedule)	M-0720	14	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
.39	Refrigerant Piping and Accessories	M-0720	4	Each	260.0	[**]	[**]	[**]	[**]	[**]	S
	Total for 4.1 - Erection and Supply VFD Room HVAC System				378.9	[**]	[**]	[**]	[**]	[**]	--

4.2	SWGR Rm Htg and Vent System
.1	24x12 Rectangular Duct	M-0710	104.6	Ft	31.4	[**]	[**]	[**]	[**]	[**]	S
.2	36x14 Rectangular Duct	M-0710	43.2	Ft	13.0	[**]	[**]	[**]	[**]	[**]	S
.3	36x18 Rectangular Duct	M-0710	8	Ft	2.4	[**]	[**]	[**]	[**]	[**]	S
.4	48x18 Rectangular Duct	M-0710	4	Ft	1.2	[**]	[**]	[**]	[**]	[**]	S
.5	36x24 Rectangular Duct	M-0710	63.9	Ft	19.2	[**]	[**]	[**]	[**]	[**]	S
.6	72x28 Rectangular Duct	M-0710	5.4	Ft	2.2	[**]	[**]	[**]	[**]	[**]	S
.7	50x30 Rectangular Duct	M-0710	2.8	Ft	1.0	[**]	[**]	[**]	[**]	[**]	S
.8	72x72 Rectangular Duct	M-0710	10.6	Ft	5.3	[**]	[**]	[**]	[**]	[**]	S
.9	144x72 Rectangular Duct	M-0710	3.9	Ft	3.5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
74 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.10	24x12 90 Degree Rectangular Elbow	M-0710	8	Each	7.2	[**]	[**]	[**]	[**]	[**]	S
.11	36x24-36x24-36x50 Rectangular Tee	M-0710	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.12	36x24-36x24-36x66 Rectangular Tee	M-0710	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.13	24x12-36x18 length= 18 rise=3 run=6 Rectangular Transition	M-0710	16	Each	14.4	[**]	[**]	[**]	[**]	[**]	S
.14	66x24-66x36 length= 16 rise=6 run=0 Rectangular Transition	M-0710	2	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.15	72x28-72x72 length= 96 rise=22 run=-50 Rectangular Transition	M-0710	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.16	72x28-72x72 length= 96 rise=22 run=-64 Rectangular Transition	M-0710	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.17	14x36-12x24 length= 18 rise=-6 run=-1 Rectangular Transition	M-0710	4	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.18	30x50-36x50 length= 24 rise=0 run=0 Rectangular Transition	M-0710	2	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.19	24x12 Balancing Damper	M-0710	16	Each	12.8	[**]	[**]	[**]	[**]	[**]	S
.20	36x14 Balancing Damper	M-0710	4	Each	3.2	[**]	[**]	[**]	[**]	[**]	S
.21	48x18 Balancing Damper	M-0710	8	Each	6.4	[**]	[**]	[**]	[**]	[**]	S
.22	144x72 Wire Mesh	M-0710	1	Each	0.9	[**]	[**]	[**]	[**]	[**]	S
.23	Ductwork Supports	M-0710	764	Lbs	11.5	[**]	[**]	[**]	[**]	[**]	S
.24	Ductwork Insulation	M-0710	820	Sq. Ft	0.0	[**]	[**]	[**]	[**]	[**]	S
.25	Grilles & Registers (see drawing M-0702 for schedule)	M-0710	24	Each	20.4	[**]	[**]	[**]	[**]	[**]	S
	Total for 4.2 - Erection and Supply SWGR Rm Htg and Vent System				169.5	[**]	[**]	[**]	[**]	[**]	--

	Total for 4.0 - Erection and Supply of HVAC Ductwork and Associated Equipment Supplied GWC (Sum of 4.1 - 4.2)				548.4	[**]	[**]	[**]	[**]	[**]	--

5.0	Demolition and Relocation Work by GWC

5.1	Relocation of Ash Piping from ESP outlet to Existing Ash Silo (located in trenwa trench and aboveground)
.1	Demolition of existing ash pipe	M-0117	300	Ft.	142.8	[**]	[**]	[**]	[**]	[**]	S
.2	8” schedule 80 piping	M-0117	580	Ft.	662.6	[**]	[**]	[**]	[**]	[**]	S
.3	8” 90° elbow	M-0117	3	Each	34.3	[**]	[**]	[**]	[**]	[**]	S
.4	8” 45° elbow	M-0117	9	Each	102.8	[**]	[**]	[**]	[**]	[**]	S
.5	8” weld neck flange	M-0117	25	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
.6	8” UCC flange connection	M-0117	1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.7	8” guide support	M-0117	35	Each	66.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
75 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
	Total for 5.1 - Relocation of Ash Piping from ESP outlet to Existing Ash Silo				1157.6	[**]	[**]	[**]	[**]	[**]	--

5.2	Relocation of Lime Softening Blowdown Pipe (located underground)
.1	Demolition of existing pipe	M-0304	395	Ft.	112.8	[**]	[**]	[**]	[**]	[**]	S
.2	6” PVC pipe	M-0304	415	Ft.	197.5	[**]	[**]	[**]	[**]	[**]	S
.3	6” 45° elbows	M-0304	5	Each	23.8	[**]	[**]	[**]	[**]	[**]	S
.4	6” flange	M-0304	14	Each	33.3	[**]	[**]	[**]	[**]	[**]	S
.5	6” pipe coupling	M-0304	21	Each	25.0	[**]	[**]	[**]	[**]	[**]	S
.6	Abandon in place portion of line	M-0304	330	Ft.	39.3	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.2 - Relocation of Lime Softening Blowdown Pipe				431.7	[**]	[**]	[**]	[**]	[**]	--

5.3	Relocation of Gas Recirculation Fan Seal Air Piping
.1	Removal and relocation 30” pipe	M-0305	15	Ft.	65.9	[**]	[**]	[**]	[**]	[**]	S
.2	Demolition of 30” 90° elbow	M-0305	2	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.3	Demolition of 30” tee	M-0305	1	Each	21.4	[**]	[**]	[**]	[**]	[**]	S
.4	Removal and relocation 30” x 20” reducer	M-0305	1	Each	33.3	[**]	[**]	[**]	[**]	[**]	S
.5	Demolition of 30” x 20” reducer	M-0305	1	Each	29.8	[**]	[**]	[**]	[**]	[**]	S
.6	Removal and relocation 20” pipe	M-0305	163	Ft.	465.5	[**]	[**]	[**]	[**]	[**]	S
.7	Removal and relocation 20” 90° elbow	M-0305	6	Each	171.4	[**]	[**]	[**]	[**]	[**]	S
.8	New 30” x 20” 45° branch connection	-	1	Each	28.6	[**]	[**]	[**]	[**]	[**]	S
.9	New 20” 90° elbow	-	2	Each	38.1	[**]	[**]	[**]	[**]	[**]	S
.10	New 20” 45° elbow	-	1	Each	19.0	[**]	[**]	[**]	[**]	[**]	S
.11	New 20” pipe	-	35	Ft.	66.6	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.3 - Relocation of Gas Recirculation Fan Seal Air Piping				968.1	[**]	[**]	[**]	[**]	[**]	--

5.4	Relocation of Auxiliary Boiler Stack
.1	New 78” auxiliary boiler stack	M-0310	1	Each	786.0	[**]	[**]	[**]	[**]	[**]	S	Material Value is an allowance pending final specifiation issue at true up.
.2	Demolition of 78” existing stack	M-0302	62	Ft.	1301.0	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.4 - Relocation of Auxiliary Boiler Stack				2087.0	[**]	[**]	[**]	[**]	[**]	--

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
76 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
5.5	Demolition of abandoned dust collector piping on conveyor room roof.
.1	Demolition of piping	M-0300	35	Ft.	999.6	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.5 - Demolition of abandoned dust collector piping on conveyor room roof.				999.6	[**]	[**]	[**]	[**]	[**]	--

5.6	Rework of Piping Supports in Conveyor Room
.1	Rework of Piping Supports in Conveyor Room	M-0300	4	Each	76.2	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.6 - Rework of Piping Supports in Conveyor Room				76.2	[**]	[**]	[**]	[**]	[**]	--

5.7	Rework of Service Water Piping
.1	Rework of Service Water Piping	M-0300	1	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.7 - Rework of Service Water Piping				142.8	[**]	[**]	[**]	[**]	[**]	--

5.8	Rework of air heater sootblower piping supports
.1	Removal of air heater sootblower piping supports	M-0300	6	Each	142.8	[**]	[**]	[**]	[**]	[**]	S
.2	Reinstall new supports for air heater sootblower piping supports	M-0300	6	Each	171.4	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.8 - Rework of Service Water Piping				314.2	[**]	[**]	[**]	[**]	[**]	--

5.9	Demolition of abandoned service water piping
.1	Demolition of abandoned service water piping	M-0300	25	Ft.	44.6	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.9 - Demolition of abandoned service water piping				44.6	[**]	[**]	[**]	[**]	[**]	--

5.10	Relocation of service air piping
.1	Relocation of service air piping	M-0301	5	Ft.	59.5	[**]	[**]	[**]	[**]	[**]	S
	Total for 5.10 - Demolition of service air piping				59.5	[**]	[**]	[**]	[**]	[**]	--

5.11	Demolition of existing fire protection underground piping (located underground)											Lump Sum Fire Protection Contract - [**]

.1	Demolition of existing fire protection underground piping	M-0303	700	Ft.	228.0	[**]	[**]	[**]	[**]	[**]	S/B
	Total for 5.11 - Demolition of existing fire protection underground piping				228.0	[**]	[**]	[**]	[**]	[**]	--

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
77 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

5.12	Demolition of existing auxiliary power transformer deluge system piping											Lump Sum Fire Protection Contract - [**]
.1	Demolition of existing auxiliary power transformer deluge system piping		1	Each	31.0	[**]	[**]	[**]	[**]	[**]	S/B
	Total for 5.12 - Demolition of existing auxiliary power transformer deluge system piping				31.0	[**]	[**]	[**]	[**]	[**]	--
											--
5.13	Demolition of pumps and piping at holding pond pump house
.1	Demolition of existing piping		0	Ft				[**]	[**]	[**]	S		Add. 1
.2	Demolition of existing pumps		0	Each				[**]	[**]	[**]	S		Add. 1
.3	Demolition of existing pump foundations		0	Each				[**]	[**]	[**]	S		Add. 1
	Total for 5.13 - Demolition of pumps and piping at holding pond pump house				0.0	[**]	[**]	[**]	[**]	[**]	--

5.14	Relocation of Compressed Air Piping from ESP outlet to Existing Ash Silo (located in trenwa trench and aboveground with Ash Pipe)
.1	Demolition of existing compressed air pipe	M-0128	593	Ft.	162.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	1” schedule 80 galvanized carbon steel piping	M-0128	593	Ft.	70.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	1” 90° elbow	M-0128	5	Each	6.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	1” 45° elbow	M-0128	4	Each	4.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.5	1” dielectric union	M-0128	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.6	1” guide support	M-0128	35	Each	33.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Total for 5.14 - Relocation of Compressed Air Piping from ESP outlet to Existing Ash Silo				280.8	[**]	[**]	[**]	[**]	[**]	--		Add. 1

											--
	Total for 5.0 - Demolition and Relocation Work by GWC (Sum of 5.1 - 5.14)				6821.2	[**]	[**]	[**]	[**]	[**]	--

6.0	Coatings

6.1	Allowance for Touch-Up of Equipment
.1	Allowance for Touch-Up of Equipment		1	Lot	1000.0	[**]	[**]	[**]	[**]	[**]	S
	Total for 6.1 - Allowance for Touch-Up of Equipment				1000.0	[**]	[**]	[**]	[**]	[**]	--

6.2	Coating of Piping Systems

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
78 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.1	Coating of Piping Systems		2500	Ft.	870.0	[**]	[**]	[**]	[**]	[**]	S
	Total for 6.1 - Coating of Piping Systems				870.0	[**]	[**]	[**]	[**]	[**]	--

	Total for 6.0 - Coatings Work By GWC (Sum of 6.1 - 6.2)				1870.0	[**]	[**]	[**]	[**]	[**]	--

7.0	Other Items Required by Contractor not Included Above.
.1	1/2” Instrument Air Tubing per PDT-0659		650	Ft.	437.0	[**]	[**]	[**]	[**]	[**]
.2
.3
.4
.5
.6
.7
.8
.9
.10
	Total for 7.0 - Other Items Required by Contractor not Included Above.				437.0	[**]	[**]	[**]	[**]	[**]	--

	Total for Section 03 - Mechanical				80063.0	[**]	[**]	[**]	[**]	[**]	--

8.0	Unit Prices

8.1	Piping Design Table 0080
.1	2-1/2” pipe		100	Ft	23.8	[**]	[**]	[**]	[**]	[**]	S
.2	2-1/2” - 90° elbows		1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.3	2-1/2” - 45° elbows		1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.4	2-1/2” rigid support		1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.5	2-1/2” guide support		1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.6	8” pipe		100	Ft	76.2	[**]	[**]	[**]	[**]	[**]	S
.7	8” - 90° elbows		1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.8	8” - 45° elbows		1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.9	8” rigid support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
79 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.10	8” guide support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
8.2	Piping Design Table 0097
.1	8” pipe		100	Ft	0.0	[**]	[**]	[**]	[**]	[**]	S
.2	8” - 90° elbows		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.3	8” - 45° elbows		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.4	8” rigid support		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.5	8” guide support		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.6	12” pipe		100	Ft	0.0	[**]	[**]	[**]	[**]	[**]	S
.7	12” - 90° elbows		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.8	12” - 45° elbows		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.9	12” rigid support		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
.10	12” guide support		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S
8.3	Piping Design Table 0099
.1	6” pipe		100	Ft	57.1	[**]	[**]	[**]	[**]	[**]	S
.2	6” - 90° elbows		1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.3	6” - 45° elbows		1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.4	6” rigid support		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.5	6” guide support		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.6	8” pipe		100	Ft	76.2	[**]	[**]	[**]	[**]	[**]	S
.7	8” - 90° elbows		1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.8	8” - 45° elbows		1	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.9	8” rigid support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
.10	8” guide support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
.11	10” pipe		100	Ft	95.2	[**]	[**]	[**]	[**]	[**]	S
.12	10” - 90° elbows		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.13	10” - 45° elbows		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.14	10” rigid support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
.15	10” guide support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
8.4	Piping Design Table 0105
.1	2” pipe		100	Ft	19.0	[**]	[**]	[**]	[**]	[**]	S
.2	2” - 90° elbows		1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.3	2” - 45° elbows		1	Each	1.9	[**]	[**]	[**]	[**]	[**]	S
.4	2” rigid support		1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
80 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.
5)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 03 - MECHANICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.5	2” guide support		1	Each	4.8	[**]	[**]	[**]	[**]	[**]	S
.6	2-1/2” pipe		100	Ft	23.8	[**]	[**]	[**]	[**]	[**]	S
.7	2-1/2” - 90° elbows		1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.8	2-1/2” - 45° elbows		1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.9	2-1/2” rigid support		1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.10	2-1/2” guide support		1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.11	3” pipe		100	Ft	27.4	[**]	[**]	[**]	[**]	[**]	S
.12	3” - 90° elbows		1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.13	3” - 45° elbows		1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.14	3” rigid support		1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.15	3” guide support		1	Each	7.1	[**]	[**]	[**]	[**]	[**]	S
.16	10” pipe		100	Ft	95.2	[**]	[**]	[**]	[**]	[**]	S
.17	10” - 90° elbows		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.18	10” - 45° elbows		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.19	10” rigid support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
.20	10” guide support		1	Each	11.9	[**]	[**]	[**]	[**]	[**]	S
8.5	Piping Design Table 0340
.1	3/4” pipe		100	Ft	9.5	[**]	[**]	[**]	[**]	[**]	S
.2	3/4” - 90° elbows		1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.3	3/4” - 45° elbows		1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.4	2-1/2” pipe		100	Ft	23.8	[**]	[**]	[**]	[**]	[**]	S
.5	2-1/2” - 90° elbows		1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.6	2-1/2” - 45° elbows		1	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.7	4” pipe		100	Ft	38.1	[**]	[**]	[**]	[**]	[**]	S
.8	4” - 90° elbows		1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.9	4” - 45° elbows		1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.10	6” pipe		100	Ft	57.1	[**]	[**]	[**]	[**]	[**]	S
.11	6” - 90° elbows		1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.12	6” - 45° elbows		1	Each	5.7	[**]	[**]	[**]	[**]	[**]	S
.13	10” pipe		100	Ft	95.2	[**]	[**]	[**]	[**]	[**]	S
.14	10” - 90° elbows		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S
.15	10” - 45° elbows		1	Each	9.5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 3 - Mechanical
81 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
1.0	Erection of Electrical Equipment Supplied by Others.

1.1	ID Fan Motors - Teco Westinghouse (Section 261839)	B-7803
.1	ID Fan Motor	E-0201	2	Each	2	[**]	[**]	[**]	[**]	[**]	S
.2	ID Fan Motor Coupling	E-0201	2	Each		[**]	[**]	[**]	[**]	[**]
	Total for 1.1 - Erection of ID Fan Motors				2	[**]	[**]	[**]	[**]	[**]	--

1.2	ID Fans Variable Frequency Drive - Siemens (Section 261839)	B-7803
.1	VFD Input Power and Transformer Cabinets (shipping split 1)	E-0200	2	Each	133	[**]	[**]	[**]	[**]	[**]	S
.2	VFD Fuse/Precharge/Control and Cell Cabinets (shipping split 2)	E-0200	2	Each	133	[**]	[**]	[**]	[**]	[**]	S
.3	VFD Output Power and Cooling Cabinets (shipping split 3)	E-0200	2	Each	133	[**]	[**]	[**]	[**]	[**]	S
.4	VFD Heat Exchanger (liquid to liquid)	E-0200	2	Each	133	[**]	[**]	[**]	[**]	[**]	S
Total for 1.2 - Erection of ID Fan Variable Frequency Drives					532	[**]	[**]	[**]	[**]	[**]	--

1.3	Unit Auxiliary Transformer (Section 482012)	B-7805
.1	Unload and Set	M-0001	1	Task	20	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	Assembly		0	Task		[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	Oil Filling		0	Task		[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	Testing		0	Task		[**]	[**]	[**]	[**]	[**]	S		Add. 1
.5	High Voltage Connection to Existing Bus		1	Task	18	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.6	Set grounding resistor transformer and ground bonding		1	Task	9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
Total for 1.3 - Erection of Unit Auxiliary Transformer					47	[**]	[**]	[**]	[**]	[**]	--

1.4	480V Load Centers (Section 262300)	B-7812A
.1	Installation of 480V Switchgear B121 & B122 (7 vertical sections), and associated transformers X121 & X122	E-0200	1	Each	276	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.2	Installation of 480V Switchgear B131 & B132 (7 vertical sections), and associated transformers X131 & X132	E-0200	1	Each	276	[**]	[**]	[**]	[**]	[**]	S
Total for 1.4 - Erection of 480V Load Centers					552	[**]	[**]	[**]	[**]	[**]	--

1.5	480V Motor Control Centers (Section 262419)	B-7812B
.1	B123 - AQCS MCC Train 1A (5 vertical sections)	E-0200	1	Each	83	[**]	[**]	[**]	[**]	[**]	S
.2	B124 - AQCS MCC Train 1B (5 vertical sections)	E-0200	1	Each	83	[**]	[**]	[**]	[**]	[**]	S
.3	B125 - AQCS MCC Lime/Ash Silo A (7 vertical sections)	E-0200	1	Each	124	[**]	[**]	[**]	[**]	[**]	S
.4	B126 - AQCS MCC Common A (7 vertical sections)	E-0200	1	Each	124	[**]	[**]	[**]	[**]	[**]	S
.5	B133 - AQCS MCC Train 2A (5 vertical sections)	E-0200	1	Each	83	[**]	[**]	[**]	[**]	[**]	S
.6	B134 - AQCS MCC Train 2B (5 vertical sections)	E-0200	1	Each	83	[**]	[**]	[**]	[**]	[**]	S
.7	B135 - AQCS MCC Common B (7 vertical sections)	E-0200	1	Each	124	[**]	[**]	[**]	[**]	[**]	S
.8	B136 - AQCS MCC Lime/Ash Silo B (7 vertical sections)	E-0200	1	Each	124	[**]	[**]	[**]	[**]	[**]	S
Total for 1.5 - Erection of 480V Motor Control Centers					828	[**]	[**]	[**]	[**]	[**]	--

1.6	Uninterruptible Power Supply System (Section 263353)	B-7812C
.1	D06 - DC-AC Static Inverter	E-0200	1	Each	9	[**]	[**]	[**]	[**]	[**]	S
.2	D13 - 125VDC Distribution Panel	E-0200	1	Each	11	[**]	[**]	[**]	[**]	[**]	S
.3	XY4 - Voltage Stabilizer Transformer	E-0200	1	Each	14	[**]	[**]	[**]	[**]	[**]	S
.4	Y06 - 120VAC Instrument Distribution Panel	E-0200	1	Each	11	[**]	[**]	[**]	[**]	[**]	S
.5	Automatic Transfer Switch	E-0200	2	Each	22	[**]	[**]	[**]	[**]	[**]	S
Total for 1.6 - Erection of 480V Uninterruptible Power Supply System					67	[**]	[**]	[**]	[**]	[**]	--

Total for 1.0 - Erection of Electrical Equipment Supplied by Others. (Sum of 1.1 - 1.6)					2028	[**]	[**]	[**]	[**]	[**]	--

2.0	Erection and Supply of Electrical Equipment Supplied by GWC

2.1	Welding Receptacles (Section 260511)	E-0021, E-0022, E-0207, E-0208
.1	Supply and install welding receptacles and matching plugs per installation/design drawings.		21	pieces	117	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
Total for 2.1 - Erection and Supply of Welding Receptacles					117	[**]	[**]	[**]	[**]	[**]	--

2.2	Disconnect Switches (Section 260511)	E-0021, E-0022, E-0200 series
.1	Supply and install disconnect switches per installation/design drawings.		13	pieces	117	[**]	[**]	[**]	[**]	[**]	S
	Total for 2.2 - Erection and Supply of Disconnect Switches				117	[**]	[**]	[**]	[**]	[**]	--

2.3	Low Voltage Dry Type Transformers (Section 262200)	E-0021, E-0022, E-0200 series
.1	XFMR 75kVA, 480V-480Y/277V, 3 phase, 4 wire transformer		2	pieces	39	[**]	[**]	[**]	[**]	[**]	S
.2	XFMR 45kVA, 480V-208Y/120V, 3 phase, 4 wire transformer		6	pieces	104	[**]	[**]	[**]	[**]	[**]	S
.3	XFMR 30kVA, 480V-208Y/120V, 3 phase, 4 wire transformer		0	pieces		[**]	[**]	[**]	[**]	[**]
.4	XFMR 15kVA, 480V-208Y/120V, 3 phase, 4 wire transformer		0	pieces		[**]	[**]	[**]	[**]	[**]

Total for 2.3 - Erection and Supply of Low Voltage Dry Type Transformers					143	[**]	[**]	[**]	[**]	[**]	--

2.4	Power Distribution Panels (Section 262416)	E-0021, E-0022, E-0200 series
.1	480Y/277V Distribution Panel - 3 Phase 4 Wire, 400A Main and 18 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.2	480Y/277V Distribution Panel - 3 Phase 4 Wire, 400A Main and 30 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	480Y/277V Distribution Panel - 3 Phase 4 Wire, 400A Main and 42 Circuits		6	pieces	111	[**]	[**]	[**]	[**]	[**]	S
.4	480Y/277V Distribution Panel - 3 Phase 4 Wire, 400A Main and 54 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.5	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 100A Main and 24 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.6	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 100A Main and 30 Circuits		6	pieces	57	[**]	[**]	[**]	[**]	[**]	S
.7	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 150A Main and 30 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.8	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 150A Main and 42 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.9	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 150A Main and 54 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.10	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 225A Main and 30 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.11	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 225A Main and 42 Circuits		0	pieces		[**]	[**]	[**]	[**]	[**]
.12	208Y/120V Distribution Panel - 3 Phase, 4 Wire, 225A Main and 54 Circuits		2	pieces	31	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
Total for 2.4 - Erection and Supply of Power Distribution Panels					199	[**]	[**]	[**]	[**]	[**]	--

2.5	Electrical Heat Tracing (Section 404100)
.1	Design, furnish, Erection/installation per manufacturer’s guidelines/instructions and design/installation drawings	M-1000 thru M-1041	1	task	186	[**]	[**]	[**]	[**]	[**]	S

Total for 2.5 - Design, Erection and Supply of Electric Heat Tracing					186	[**]	[**]	[**]	[**]	[**]	--

Total for 2.0 - Erection and Supply of Electrical Equipment Supplied by GWC. (Sum of 2.1 - 2.5)					762	[**]	[**]	[**]	[**]	[**]	--

3.0	Erection and Supply of Commodities Supplied by GWC

3.1	Grounding (Section 260526)	E-0002 thru E-0008, E-0051 thru E-0055
3.1.1	Buried Cable Shown on Plan Drawings
.1	4/0 AWG Bare Copper		5850	feet	233	[**]	[**]	[**]	[**]	[**]	S
.2	500 MCM Bare Copper		0	feet		[**]	[**]	[**]	[**]	[**]

3.1.2	Ground Cable Pigtails not shown on the grounding estimate plan drawings
.1	4/0 AWG Bare Copper		825	feet	77	[**]	[**]	[**]	[**]	[**]	S
.2	500 MCM Bare Copper		0	feet				[**]	[**]	[**]

3.1.3	Ground Rods
.1	10’ x 5/8” diameter copperweld and Cable Connection kits		56	pieces	104	[**]	[**]	[**]	[**]	[**]	S

3.1.4	Burndy “Hyground” cable rebar attachments		52	connections	37	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
3.1.5	Exothermic Weld points (4 shots per weld)		260	weld points	504	[**]	[**]	[**]	[**]	[**]	S

Total for 3.1 - Erection and Supply of Grounding					955	[**]	[**]	[**]	[**]	[**]	--

3.2	Lightning Protection (Section 264100)	E-0056
.1	5/8” Diameter x 2’-0” Long Air terminal (Eric #LPC245B, or equal		3	pieces	5	[**]	[**]	[**]	[**]	[**]	S
.2	5/8” Diameter Air Terminal Adhesive Point ase (Erico # LPC30958m ir equal)		3	pieces	5	[**]	[**]	[**]	[**]	[**]	S
.3	Bolt Tension Cable Clip (Erico #LPC9809, or equal)		0	pieces		[**]	[**]	[**]	[**]	[**]
.4	Copper Strap and Attachment Screws (Erico # LPC804, or equal)		0	pieces		[**]	[**]	[**]	[**]	[**]
.5	10’-0” Down Conductor Protector (Erico #LPP743, or equal)		10	pieces	52	[**]	[**]	[**]	[**]	[**]	S
.6	10’ x 5/8” Diameter Copperweld Ground Rod		3	pieces	10	[**]	[**]	[**]	[**]	[**]	S
.7	4/0 kcmil insulated (600v) Copper Ground Cable		150	ft	35	[**]	[**]	[**]	[**]	[**]	S
.8	Exothermic Weld points (4 shots per weld)		3	weld points	5	[**]	[**]	[**]	[**]	[**]	S

Total for 3.2 - Erection and Supply of Lightning Protection					112	[**]	[**]	[**]	[**]	[**]	--

3.3	Directional Bore Conduits (including handholes at each end)	E-0075											Add. 1
.1	200’ Directional Bore of 4” HDPE Conduits		6	pieces	52	[**]	[**]	[**]	[**]	[**]	S		Add. 1

Total for 3.3 - Erection and Supply of Directional Bore Conduits					52	[**]	[**]	[**]	[**]	[**]	--		Add. 1

3.4	Cable Tray Prices for installing cable tray shall include furnishing and installing cable tray fittings, splice plates and supports as required for proper assembly and support of the cable tray.	E-0012, E-0013, E-0150 thru E-0172, E-1433, E-1436, E-1439, E-1442
3.4.1	Ladder Construction, Aluminum, NEMA Class 20C:							[**]	[**]	[**]
.1	12” Straight Cable Tray		1374	feet	1264	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	18” Straight Cable Tray		1286	feet	1271	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	24” Straight Cable Tray		739	feet	748	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.4	36” Straight Cable Tray		2140	feet	2673	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.4.2	Raised Flat Covers, Aluminum:
.1	12” Cable Tray Covers and Hardware		706	feet	66	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	18” Cable Tray Covers and Hardware		299	feet	32	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	24” Cable Tray Covers and Hardware		407	feet	58	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	36” Cable Tray Covers and Hardware		523	feet	78	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.4.3	Horizontal Cross Fitting, Ladder Construction, Aluminum:
.1	24” Cable Tray (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.2	36” Cable Tray (24” Radius)		1	pieces	28	[**]	[**]	[**]	[**]	[**]	S

3.4.4	Horizontal Cross Fitting, Ladder Construction, Aluminum Covers:
.1	24” Cable Tray (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.2	36” Cable Tray (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]

3.4.5	Horizontal Elbow Fitting, Ladder Construction, Aluminum:
.1	12” Cable Tray 90° Horizontal Elbow (24” Radius)		18	pieces	121	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	12” Cable Tray 45° Horizontal Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	18” Cable Tray 45° Horizontal Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.4	18” Cable Tray 90° Horizontal Elbow (24” Radius)		14	pieces	98	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.5	24” Cable Tray 30° Horizontal Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.6	24” Cable Tray 45° Horizontal Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.7	24” Cable Tray 90° Horizontal Elbow (24” Radius)		9	pieces	66	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.8	36” Cable Tray 30° Horizontal Elbow (24” Radius)		4	pieces	38	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.9	36” Cable Tray 45° Horizontal Elbow (24” Radius)		14	pieces	134	[**]	[**]	[**]	[**]	[**]	S
.10	36” Cable Tray 90° Horizontal Elbow (24” Radius)		21	pieces	201	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.4.6	Horizontal Elbow Fitting, Ladder Construction, Aluminum: (Cover)
.1	12” Cable Tray 45° Horizontal Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.2	12” Cable Tray 90° Horizontal Elbow (24” Radius) Cover		10	pieces	6	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.3	18” Cable Tray 45° Horizontal Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.4	18” Cable Tray 90° Horizontal Elbow (24” Radius) Cover		8	pieces	5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.5	24” Cable Tray 30° Horizontal Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.6	24” Cable Tray 45° Horizontal Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.7	24” Cable Tray 90° Horizontal Elbow (24” Radius) Cover		9	pieces	7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.8	36” Cable Tray 30° Horizontal Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.9	36” Cable Tray 45° Horizontal Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]			Add. 1
.10	36” Cable Tray 90° Horizontal Elbow (24” Radius) Cover		7	pieces	6	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.4.7	Horizontal Tee Fitting, Ladder construction, Aluminum
.1	12” Cable Tray Horizontal Tee Fitting (24” Radius)		1	pieces	16	[**]	[**]	[**]	[**]	[**]	S
.2	18” Cable Tray Horizontal Tee Fitting (24” Radius)		5	pieces	88	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	24” Cable Tray Horizontal Tee Fitting (24” Radius)		5	pieces	88	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	36” Cable Tray Horizontal Tee Fitting (24” Radius)		24	pieces	545	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.4.8	Horizontal Tee Fitting, Ladder construction, Aluminum (Covers)
.1	12” Cable Tray Horizontal Tee Fitting (24” Radius) Cover		1	pieces	1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	18” Cable Tray Horizontal Tee Fitting (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	24” Cable Tray Horizontal Tee Fitting (24” Radius) Cover		2	pieces	2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	36” Cable Tray Horizontal Tee Fitting (24” Radius) Cover		1	pieces	1	[**]	[**]	[**]	[**]	[**]	S

3.4.9	Inside Vertical Elbow, Ladder Construction, Aluminum
.1	12” Cable Tray 30° Inside Vertical Elbow (24” Radius)		2	pieces	22	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	12” Cable Tray 45° Inside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	12” Cable Tray 90° Inside Vertical Elbow (24” Radius)		6	pieces	65	[**]	[**]	[**]	[**]	[**]	S
.4	18” Cable Tray 30° Inside Vertical Elbow (24” Radius)		2	pieces	23	[**]	[**]	[**]	[**]	[**]	S
.4	18” Cable Tray 45° Inside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.5	18” Cable Tray 90° Inside Vertical Elbow (24” Radius)		2	pieces	23	[**]	[**]	[**]	[**]	[**]	S
.6	24” Cable Tray 30° Inside Vertical Elbow (24” Radius)		2	pieces	23	[**]	[**]	[**]	[**]	[**]	S
.7	24” Cable Tray 45° Inside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.8	24” Cable Tray 90° Inside Vertical Elbow (24” Radius)		7	pieces	82	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.9	36” Cable Tray 30° Inside Vertical Elbow (24” Radius)		5	pieces	76	[**]	[**]	[**]	[**]	[**]	S
.10	36” Cable Tray 45° Inside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.11	36” Cable Tray 90° Inside Vertical Elbow (24” Radius)		8	pieces	121	[**]	[**]	[**]	[**]	[**]	S

3.4.10	Inside Vertical Elbow, Ladder Construction, Aluminum (Covers)
.1	12” Cable Tray 30° Inside Vertical Elbow (24” Radius) Cover		2	pieces	1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	12” Cable Tray 45° Inside Vertical Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	12” Cable Tray 90° Inside Vertical Elbow (24” Radius) Cover		6	pieces	3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	18” Cable Tray 30° Inside Vertical Elbow (24” Radius) Cover		2	pieces	1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	18” Cable Tray 45° Inside Vertical Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.5	18” Cable Tray 90° Inside Vertical Elbow (24” Radius) Cover		2	pieces	1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.6	24” Cable Tray 30° Inside Vertical Elbow (24” Radius) Cover		2	pieces	2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.7	24” Cable Tray 45° Inside Vertical Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.8	24” Cable Tray 90° Inside Vertical Elbow (24” Radius) Cover		3	pieces	2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.9	36” Cable Tray 30° Inside Vertical Elbow (24” Radius) Cover		3	pieces	3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.10	36” Cable Tray 45° Inside Vertical Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.11	36” Cable Tray 90° Inside Vertical Elbow (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]

3.4.11	Outside Vertical Elbow, Ladder Construction, Aluminum
.1	12” Cable Tray 30° Outside Vertical Elbow (24” Radius)		3	pieces	33	[**]	[**]	[**]	[**]	[**]	S
.2	12” Cable Tray 45° Outside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	12” Cable Tray 90° Outside Vertical Elbow (24” Radius)		3	pieces	33	[**]	[**]	[**]	[**]	[**]	S
.4	18” Cable Tray 30° Outside Vertical Elbow (24” Radius)		2	pieces	23	[**]	[**]	[**]	[**]	[**]	S
.5	18” Cable Tray 45° Outside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.6	18” Cable Tray 90° Outside Vertical Elbow (24” Radius)		3	pieces	34	[**]	[**]	[**]	[**]	[**]	S
.7	24” Cable Tray 30° Outside Vertical Elbow (24” Radius)		2	pieces	23	[**]	[**]	[**]	[**]	[**]	S
.8	24” Cable Tray 45° Outside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.9	24” Cable Tray 90° Outside Vertical Elbow (24” Radius)		6	pieces	70	[**]	[**]	[**]	[**]	[**]	S
.10	36” Cable Tray 30° Outside Vertical Elbow (24” Radius)		5	pieces	76	[**]	[**]	[**]	[**]	[**]	S
.11	36” Cable Tray 45° Outside Vertical Elbow (24” Radius)		0	pieces		[**]	[**]	[**]	[**]	[**]
.12	36” Cable Tray 90° Outside Vertical Elbow (24” Radius)		8	pieces	121	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

3.4.12	Outside Vertical Elbow, Ladder Construction, Aluminum (Covers)
.1	12” Cable Tray 30° Outside Vertical Elbow (24” Radius) Cover	2	pieces	1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.2	12” Cable Tray 45° Outside Vertical Elbow (24” Radius) Cover	0	pieces		[**]	[**]	[**]	[**]	[**]
.3	12” Cable Tray 90° Outside Vertical Elbow (24” Radius) Cover	0	pieces		[**]	[**]	[**]	[**]	[**]
.4	18” Cable Tray 30° Outside Vertical Elbow (24” Radius) Cover	2	pieces	1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.5	18” Cable Tray 45° Outside Vertical Elbow (24” Radius) Cover	0	pieces		[**]	[**]	[**]	[**]	[**]
.6	18” Cable Tray 90° Outside Vertical Elbow (24” Radius) Cover	2	pieces	1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.7	24” Cable Tray 30° Outside Vertical Elbow (24” Radius) Cover	2	pieces	2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.8	24” Cable Tray 45° Outside Vertical Elbow (24” Radius) Cover	0	pieces		[**]	[**]	[**]	[**]	[**]
.9	24” Cable Tray 90° Outside Vertical Elbow (24” Radius) Cover	2	pieces	2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.10	36” Cable Tray 30° Outside Vertical Elbow (24” Radius) Cover	3	pieces	3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.11	36” Cable Tray 45° Outside Vertical Elbow (24” Radius) Cover	0	pieces		[**]	[**]	[**]	[**]	[**]
.12	36” Cable Tray 90° Outside Vertical Elbow (24” Radius) Cover	0	pieces		[**]	[**]	[**]	[**]	[**]

3.4.13	Reducer, Ladder Construction, Aluminum
.1	24” to 12” Cable Tray Reducer	1	pieces	7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.2	18” to 12” Cable Tray Reducer	2	pieces	14	[**]	[**]	[**]	[**]	[**]	S

3.4.14	Reducer, Ladder Construction, Aluminum Covers)
.1	24” to 12” Cable Tray Reducer Cover	0	pieces		[**]	[**]	[**]	[**]	[**]
.2	18” to 12” Cable Tray Reducer Cover	1	pieces	1	[**]	[**]	[**]	[**]	[**]	S

3.4.15	Vertical Tee Fitting, Ladder Construction, Aluminum
.1	12” Cable Tray Vertical Tee Fitting (24” Radius)	1	pieces	16	[**]	[**]	[**]	[**]	[**]	S
.2	18” Cable Tray Vertical Tee Fitting (24” Radius)	1	pieces	18	[**]	[**]	[**]	[**]	[**]	S
.3	24” Cable Tray Vertical Tee Fitting (24” Radius)	0	pieces		[**]	[**]	[**]	[**]	[**]
.4	36” Cable Tray Vertical Tee Fitting (24” Radius)	0	pieces		[**]	[**]	[**]	[**]	[**]

3.4.16	Vertical Tee Fitting, Ladder Construction, Aluminum (Covers)
.1	12” Cable Tray Vertical Tee Fitting (24” Radius) Cover	1	pieces	1	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.2	18” Cable Tray Vertical Tee Fitting (24” Radius) Cover		1	pieces	1	[**]	[**]	[**]	[**]	[**]	S
.3	24” Cable Tray Vertical Tee Fitting (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]
.4	36” Cable Tray Vertical Tee Fitting (24” Radius) Cover		0	pieces		[**]	[**]	[**]	[**]	[**]

3.4.17	Tray Divider		445	feet	46	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.4.18	Fire Stops
.1	48” X 48” Opening		1	openings	26	[**]	[**]	[**]	[**]	[**]	S
.2	48” X 36” Opening		1	openings	20	[**]	[**]	[**]	[**]	[**]	S
.3	36” X 15” Opening		2	openings	12	[**]	[**]	[**]	[**]	[**]	S
.4	48” X 15” Opening		4	openings	33	[**]	[**]	[**]	[**]	[**]	S
.5	36” X 15” Opening		1	openings	6	[**]	[**]	[**]	[**]	[**]	S
.6	24” X 15” Opening		1	openings	4	[**]	[**]	[**]	[**]	[**]	S

3.4.19	Inner duct		1000	feet	29	[**]	[**]	[**]	[**]	[**]	S

	Total for 3.4 - Erection and Supply of Cable Tray				8746	[**]	[**]	[**]	[**]	[**]	--

3.5	Lighting (Section 265010)	E-0014 thru E-0020, E-0300 thru E-0366										Lighting warranties will begin after mechanical completion. At mechanical completion fixtures will be verified that they are in proper working condition and no shades etc have been damaged.
3.5.1	Wire
.1	THHN/THWN #10 AWG		106750	feet	852	[**]	[**]	[**]	[**]	[**]	S
.2	1/C #6 suitable for direct bury		14000	feet	333	[**]	[**]	[**]	[**]	[**]	S
.3	Terminations		4500	each term	410	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
3.5.2	Junction boxes
	4” x 4” x 2-1/8” galvanized steel for lighting and receptacle services		2000	boxes	2098	[**]	[**]	[**]	[**]	[**]	S

3.5.3	Galvanized Rigid Conduit (Plant Area, outdoor above ground)
.1	3/4”		33850	feet	7204	[**]	[**]	[**]	[**]	[**]	S
.2	1”		2500	feet	629	[**]	[**]	[**]	[**]	[**]	S
.3	1 1/4”		0	feet		[**]	[**]	[**]	[**]	[**]
.4	1-1/2”		0	feet		[**]	[**]	[**]	[**]	[**]

3.5.4	PVC Conduit (Site Lighting-direct buried)		0	feet		[**]	[**]	[**]	[**]	[**]

3.5.5	Fixture or device type (including mounting hardware)	E-0302										Add. 1
.1	L1C		27	each	154	[**]	[**]	[**]	[**]	[**]	S
.2	L1W		3	each	17	[**]	[**]	[**]	[**]	[**]	S
.3	L1S		66	each	376	[**]	[**]	[**]	[**]	[**]	S
.4	L2S		5	each	29	[**]	[**]	[**]	[**]	[**]	S
.5	L3P		41	each	234	[**]	[**]	[**]	[**]	[**]	S
.6	L3W		74	each	422	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.7	L3S		9	each	51	[**]	[**]	[**]	[**]	[**]	S
.8	L3C		116	each	661	[**]	[**]	[**]	[**]	[**]	S
.9	L4W		2	each	11	[**]	[**]	[**]	[**]	[**]	S
.10	L4C		4	each	23	[**]	[**]	[**]	[**]	[**]	S
.11	L4S		4	each	23	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.12	L6 (including 30’ aluminum roadway pole and foundation)		25	each	583	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.13	L7		159	each	906	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.14	F1P		50	each	285	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.15	FL1		7	each	40	[**]	[**]	[**]	[**]	[**]	S
.16	E1		83	each	154	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.17	E2		0	each		[**]	[**]	[**]	[**]	[**]
.18	E3P		62	each	115	[**]	[**]	[**]	[**]	[**]	S
.19	E3S		15	each	28	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.20	E3W		98	each	182	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.21	E4P		6	each	11	[**]	[**]	[**]	[**]	[**]	S
.22	E4S		0	each		[**]	[**]	[**]	[**]	[**]
.23	E4W		17	each	32	[**]	[**]	[**]	[**]	[**]	S
.24	E5		0	each		[**]	[**]	[**]	[**]	[**]
.25	L8		14	each	74	[**]	[**]	[**]	[**]	[**]	S		Add. 1

3.5.6	Line Voltage Switches
.1	single pole		7	each	11	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	two way switch		10	each	16	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	four way switch		1	each	2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	four pole contactor		3	each	19	[**]	[**]	[**]	[**]	[**]	S
.5	eight pole contactor		2	each	13	[**]	[**]	[**]	[**]	[**]	S
.6	cover for 2 gang FD box		185	each	21	[**]	[**]	[**]	[**]	[**]	S
.7	2 gang FD box		185	each	232	[**]	[**]	[**]	[**]	[**]	S
.8	twistlock receptacle		185	each	42	[**]	[**]	[**]	[**]	[**]	S
.9	industrial grade single standard receptacle		185	each	42	[**]	[**]	[**]	[**]	[**]	S
.10	photo eye electric control		6	each	14	[**]	[**]	[**]	[**]	[**]	S
.11	Undervoltage Relay	E-1159	6	each	14	[**]	[**]	[**]	[**]	[**]	S	277V/120V Transformer Westinghouse ARB440A GE CR2940 125V DC Contactor 3A fuses mounted in NEMA 4X panel

3.5.7	Lighting Transformers
.1	75kVA, 480V-480Y/277V, 3 phase, 4 wire transformer		0	pieces		[**]	[**]	[**]	[**]	[**]
.2	45kVA, 480V-208Y/120V, 3 phase, 4 wire transformer		0	pieces		[**]	[**]	[**]	[**]	[**]
.3	30kVA, 480V-208Y/120V, 3 phase, 4 wire transformer		2	pieces	28	[**]	[**]	[**]	[**]	[**]	S
.4	15kVA, 480V-208Y/120V, 3 phase, 4 wire transformer		4	pieces	51	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
3.5.8	Lighting Panels
.1	480Y/277V Lighting Panel - 3 Phase, 4 Wire, 125A Main and 42 Circuits		4	pieces	51	[**]	[**]	[**]	[**]	[**]	S
.2	480Y/277V Lighting Panel - 3 Phase, 4 Wire, 100A Main and 24 Circuits		2	pieces	21	[**]	[**]	[**]	[**]	[**]	S
.3	208Y/120V Lighting Panel - 3 Phase, 4 Wire, 100A Main and 42 Circuits		4	pieces	38	[**]	[**]	[**]	[**]	[**]	S
.4	208Y/120V Lighting Panel - 3 Phase, 4 Wire, 50A Main and 24 Circuits		2	pieces	18	[**]	[**]	[**]	[**]	[**]	S
.5	125V DC Lighting Panel - 1 Phase, 2 Wire, and 24 2P Circuits		4	pieces	59	[**]	[**]	[**]	[**]	[**]	S
.6	125V DC Lighting Panel - 1 Phase, 2 Wire, and 12 2P Circuits		2	pieces	28	[**]	[**]	[**]	[**]	[**]	S

	Total for 3.5 - Erection and Supply of Lighting				16657	[**]	[**]	[**]	[**]	[**]	--

3.6	Public Address System (Section 273000)	E-0021, E-0370, E-0371
.1	GAI-TRONICS Indoor Wall Handset Speaker Amplifier Stations		25	pieces	120	[**]	[**]	[**]	[**]	[**]	S
.2	GAI-TRONICS Indoor Horn		25	pieces	43	[**]	[**]	[**]	[**]	[**]	S
.3	GAI-TRONICS Speaker Mounting Assembly		28	pieces	134	[**]	[**]	[**]	[**]	[**]	S
.4	GAI-TRONICS Office Ceiling Speakers (Elevator)		0	pieces		[**]	[**]	[**]	[**]	[**]		Add. 1
.5	GAI-TRONICS Bi-Directional Indoor Horn		3	pieces	5	[**]	[**]	[**]	[**]	[**]	S
.6	GAI-TRONICS Outdoor Horn		10	pieces	17	[**]	[**]	[**]	[**]	[**]	S
.7	GAI-TRONICS 60029-101 System Cable		3500	ft	112	[**]	[**]	[**]	[**]	[**]	S
.8	1” RSC to install GAI-TRONICS Cable		3500	ft	907	[**]	[**]	[**]	[**]	[**]	S
.9	GAI-TRONICS 60021-301 System Cable		2000	ft	46	[**]	[**]	[**]	[**]	[**]	S
.10	3/4” RSC to Install GAI-TRONICS Cable		1500	ft	333	[**]	[**]	[**]	[**]	[**]	S
.11	Document package, wiring diagram, plastic tags and system start up package as provided by GAI-TRONICS vendor.		1	Lot	6	[**]	[**]	[**]	[**]	[**]	S

	Total for 3.6 - Erection and Supply of Public Address System				1723	[**]	[**]	[**]	[**]	[**]	--

3.7	Cable	E-0024 thru E-0032, E0100

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
3.7.1	Medium Voltage (Section 260513)
3.7.1.1	Cable Installed in Cable Tray
.1	1/C #1000kcmil, 15kV	18844	feet	2277	[**]	[**]	[**]	[**]	[**]	S
.2	1/C #750kcmil, 5KV	4327	feet	419	[**]	[**]	[**]	[**]	[**]	S
.3	1/C 4/0, 15KV	6830	feet	380	[**]	[**]	[**]	[**]	[**]	S
.4	1/C #500kcmil, 8KV	9248	feet	704	[**]	[**]	[**]	[**]	[**]	S

3.7.1.2	Cable Installed in Conduit
.1	1/C #1000kcmil, 15kV	4260	feet	510	[**]	[**]	[**]	[**]	[**]	S
.2	1/C #750kcmil, 5KV	144	feet	14	[**]	[**]	[**]	[**]	[**]	S
.3	1/C 4/0, 15KV	2775	feet	152	[**]	[**]	[**]	[**]	[**]	S
.4	1/C #500kcmil, 8KV	480	feet	36	[**]	[**]	[**]	[**]	[**]	S

3.7.1.3	Medium Voltage (15 kV) Cable Terminations
.1	1/C #1000kcmil, 15kV	96	each term	431	[**]	[**]	[**]	[**]	[**]	S
.2	1/C #750kcmil, 5KV	24	each term	102	[**]	[**]	[**]	[**]	[**]	S
.3	1/C 4/0, 15KV	48	each term	215	[**]	[**]	[**]	[**]	[**]	S
.4	1/C #500kcmil, 8KV	12	each term	51	[**]	[**]	[**]	[**]	[**]	S

3.7.2	Low Voltage Power (600 V) (Section 260519)
3.7.2.1	Installed in Cable Tray
.1	3/C #2/0, 600V	1574	feet	127	[**]	[**]	[**]	[**]	[**]	S
.2	3/C #1/0, 600V	3164	feet	226	[**]	[**]	[**]	[**]	[**]	S
.3	3/C #2, 600V	5249	feet	231	[**]	[**]	[**]	[**]	[**]	S
.4	3/C #4, 600V	1909	feet	71	[**]	[**]	[**]	[**]	[**]	S
.5	3/C #6, 600V	1572	feet	48	[**]	[**]	[**]	[**]	[**]	S
.6	3/C #8, 600V	9150	feet	236	[**]	[**]	[**]	[**]	[**]	S
.7	3/C #10, 600V	111549	feet	2114	[**]	[**]	[**]	[**]	[**]	S
.8	1/C #500MCM, 600V	17819	feet	828	[**]	[**]	[**]	[**]	[**]	S
.9	1/C #350MCM, 600V	17069	feet	696	[**]	[**]	[**]	[**]	[**]	S
.10	1/C #4/0, 600V	26706	feet	932	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.11	1/C #2/0, 600V	1992	feet	56	[**]	[**]	[**]	[**]	[**]	S
.12	1/C #1/0, 600V	180	feet	5	[**]	[**]	[**]	[**]	[**]	S
.13	1/C #2, 600V	5830	feet	125	[**]	[**]	[**]	[**]	[**]	S
.14	1/C #6, 600V	478	feet	8	[**]	[**]	[**]	[**]	[**]	S
.15	1/C #12, HIGH TEMP, TYPE MGI (SUPPLIED BY ALLIED)	0	feet		[**]		[**]	[**]	[**]	S

3.7.2.2	Cable Installed in Conduit
.1	3/C #2/0, 600V	414	feet	33	[**]	[**]	[**]	[**]	[**]	S
.2	3/C #1/0, 600V	2100	feet	148	[**]	[**]	[**]	[**]	[**]	S
.3	3/C #2, 600V	1638	feet	71	[**]	[**]	[**]	[**]	[**]	S
.4	3/C #4, 600V	960	feet	35	[**]	[**]	[**]	[**]	[**]	S
.5	3/C #6, 600V	1107	feet	33	[**]	[**]	[**]	[**]	[**]	S
.6	3/C #8, 600V	2139	feet	54	[**]	[**]	[**]	[**]	[**]	S
.7	3/C #10, 600V	20916	feet	382	[**]	[**]	[**]	[**]	[**]	S
.8	1/C #500MCM, 600V	2295	feet	105	[**]	[**]	[**]	[**]	[**]	S
.9	1/C #350MCM, 600V	270	feet	11	[**]	[**]	[**]	[**]	[**]	S
.10	1/C #4/0, 600V	2838	feet	97	[**]	[**]	[**]	[**]	[**]	S
.11	1/C #2/0, 600V	30	feet	1	[**]	[**]	[**]	[**]	[**]	S
.12	1/C #1/0, 600V	60	feet	1	[**]	[**]	[**]	[**]	[**]	S
.13	1/C #2, 600V	591	feet	11	[**]	[**]	[**]	[**]	[**]	S
.14	1/C #6, 600V	75	feet	1	[**]	[**]	[**]	[**]	[**]	S
.15	1/C #12, HIGH TEMP, TYPE MGI (SUPPLIED BY ALLIED)	20496	feet	140	[**]	[**]	[**]	[**]	[**]	S

3.7.2.3	Low Voltage Power (600 V) Terminations
.1	3/C #2/0, 600V	36	each term	19	[**]	[**]	[**]	[**]	[**]	S
.2	3/C #1/0, 600V	222	each term	98	[**]	[**]	[**]	[**]	[**]	S
.3	3/C #2, 600V	150	each term	59	[**]	[**]	[**]	[**]	[**]	S
.4	3/C #4, 600V	90	each term	32	[**]	[**]	[**]	[**]	[**]	S
.5	3/C #6, 600V	78	each term	25	[**]	[**]	[**]	[**]	[**]	S
.6	3/C #8, 600V	150	each term	42	[**]	[**]	[**]	[**]	[**]	S
.7	3/C #10, 600V	1962	each term	417	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

.8	1/C #500MCM, 600V	276	each term	259	[**]	[**]	[**]	[**]	[**]	S
.9	1/C #350MCM, 600V	102	each term	77	[**]	[**]	[**]	[**]	[**]	S
.10	1/C #4/0, 600V	126	each term	71	[**]	[**]	[**]	[**]	[**]	S
.11	1/C #2/0, 600V	24	each term	11	[**]	[**]	[**]	[**]	[**]	S
.12	1/C #1/0, 600V	12	each term	5	[**]	[**]	[**]	[**]	[**]	S
.13	1/C #2, 600V	48	each term	17	[**]	[**]	[**]	[**]	[**]	S
.14	1/C #6, 600V	60	each term	17	[**]	[**]	[**]	[**]	[**]	S
.15	1/C #12, HIGH TEMP, TYPE MGI (SUPPLIED BY ALLIED)	36	each term	6	[**]	[**]	[**]	[**]	[**]	S

3.7.3	Control Cable (600V) (Section 260520)
3.7.3.1	Installed in Cable Tray
.1	12/C #14, 600V	18521	feet	839	[**]	[**]	[**]	[**]	[**]	S
.2	7/C #14, 600V	1130	feet	32	[**]	[**]	[**]	[**]	[**]	S
.3	5/C #14, 600V	85388	feet	1813	[**]	[**]	[**]	[**]	[**]	S
.4	3/C #14, 600V	131007	feet	2184	[**]	[**]	[**]	[**]	[**]	S
.5	2/C #14, 600V	324	feet	5	[**]	[**]	[**]	[**]	[**]	S
.6	4/C #10, 300V	161	feet	4	[**]	[**]	[**]	[**]	[**]	S
.7	S00W FLEXIBLE CABLE (SUPPLIED BY ALLIED)	7956	feet	187	[**]	[**]	[**]	[**]	[**]	S

3.7.3.2	Cable Installed in Conduit
.1	12/C #14, 600V	2184	feet	97	[**]	[**]	[**]	[**]	[**]	S
.2	7/C #14, 600V	180	feet	5	[**]	[**]	[**]	[**]	[**]	S
.3	5/C #14, 600V	21420	feet	440	[**]	[**]	[**]	[**]	[**]	S
.4	3/C #14, 600V	21375	feet	341	[**]	[**]	[**]	[**]	[**]	S
.5	2/C #14, 600V	78	feet	1	[**]	[**]	[**]	[**]	[**]	S
.6	4/C #10, 300V	210	feet	5	[**]	[**]	[**]	[**]	[**]	S
.7	S00W FLEXIBLE CABLE (SUPPLIED BY ALLIED)	0	feet		[**]		[**]	[**]	[**]

3.7.3.3	Control Cable (600V) Terminations
.1	12/C #14, 600V	576	each term	105	[**]	[**]	[**]	[**]	[**]	S
.2	7/C #14, 600V	28	each term	5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.3	5/C #14, 600V	3050	each term	598	[**]	[**]	[**]	[**]	[**]	S
.4	3/C #14, 600V	1278	each term	270	[**]	[**]	[**]	[**]	[**]	S
.5	2/C #14, 600V	4	each term	1	[**]	[**]	[**]	[**]	[**]	S
.6	4/C #10, 300V	8	each term	2	[**]	[**]	[**]	[**]	[**]	S
.7	S00W FLEXIBLE CABLE (SUPPLIED BY ALLIED)	1200	each term	255	[**]	[**]	[**]	[**]	[**]	S

3.7.4	Instrumentation Cable (Section 260520)
3.7.4.1	Installed in Cable Tray
.1	4PR #16, 300V	1154	feet	35	[**]	[**]	[**]	[**]	[**]	S
.2	2PR #16, 300V	4095	feet	96	[**]	[**]	[**]	[**]	[**]	S
.3	1PR #16, 300V	62048	feet	1238	[**]	[**]	[**]	[**]	[**]	S
.4	2PR #18, 300V (BELDEN)	16	feet		[**]	[**]	[**]	[**]	[**]	S
.5	3PR #18, 300V (BELDEN)	41	feet	1	[**]	[**]	[**]	[**]	[**]	S
.6	WEIGH ELEMENT CABLE (SUPPLIED BY ALLIED)	1800	feet	58	[**]	[**]	[**]	[**]	[**]	S
.7	S02 ANALYZER ELEMENT CABLE (SUPPLIED BY ALLIED)	128	feet	4	[**]	[**]	[**]	[**]	[**]	S
.8	2/C #20 TYPE E (SUPPLIED BY ALLIED)	0	feet		[**]		[**]	[**]	[**]

3.7.4.2	Cable Installed in Conduit
.1	4PR #16, 300V	402	feet	12	[**]	[**]	[**]	[**]	[**]	S
.2	2PR #16, 300V	1446	feet	33	[**]	[**]	[**]	[**]	[**]	S
.3	1PR #16, 300V	12498	feet	242	[**]	[**]	[**]	[**]	[**]	S
.4	2PR #18, 300V (BELDEN)	15	feet		[**]	[**]	[**]	[**]	[**]	S
.5	3PR #18, 300V (BELDEN)	45	feet	1	[**]	[**]	[**]	[**]	[**]	S
.6	WEIGH ELEMENT CABLE (SUPPLIED BY ALLIED)	1800	feet	57	[**]	[**]	[**]	[**]	[**]	S
.7	S02 ANALYZER ELEMENT CABLE (SUPPLIED BY ALLIED)	120	feet	4	[**]	[**]	[**]	[**]	[**]	S
.8	2/C #20 TYPE E (SUPPLIED BY ALLIED)	459	feet	15	[**]	[**]	[**]	[**]	[**]	S

3.7.4.3	Instrumentation Cable Terminations
.1	4PR #16, 300V	72	each term	13	[**]	[**]	[**]	[**]	[**]	S
.2	2PR #16, 300V	153	each term	29	[**]	[**]	[**]	[**]	[**]	S
.3	1PR #16, 300V	680	each term	142	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.4	2PR #18, 300V (BELDEN)	18	each term	4	[**]	[**]	[**]	[**]	[**]	S
.5	3PR #18, 300V (BELDEN)	27	each term	5	[**]	[**]	[**]	[**]	[**]	S
.6	WEIGH ELEMENT CABLE (SUPPLIED BY ALLIED) (PLUG CABLE)	240	each term	51	[**]	[**]	[**]	[**]	[**]	S
.7	S02 ANALYZER ELEMENT CABLE (SUPPLIED BY ALLIED)	80	each term	16	[**]	[**]	[**]	[**]	[**]	S
.8	2/C #20 TYPE E (SUPPLIED BY ALLIED)	48	each term	11	[**]	[**]	[**]	[**]	[**]	S

3.7.5	Thermocouple Cable - 300V (Section 260520)
3.7.5.1	Installed in Cable Tray
.1	4PR #16, T/C Type E	2220	feet	67	[**]	[**]	[**]	[**]	[**]	S
.2	1PR #16, T/C Type E	20296	feet	405	[**]	[**]	[**]	[**]	[**]	S

3.7.5.2	Cable Installed in Conduit
.1	4PR #16, T/C Type E	642	feet	19	[**]	[**]	[**]	[**]	[**]	S
.2	1PR #16, T/C Type E	5346	feet	104	[**]	[**]	[**]	[**]	[**]	S

3.7.5.3	Thermocouple Cable - 300V Terminations
.1	4PR #16, T/C Type E	170	each term	31	[**]	[**]	[**]	[**]	[**]	S
.2	1PR #16, T/C Type E	305	each term	64	[**]	[**]	[**]	[**]	[**]	S

3.7.6	Resistive Thermal Device (RTD) Cable (Section 260520)
3.7.6.1	Installed in Cable Tray
.1	2 TR #16	183	feet	4	[**]	[**]	[**]	[**]	[**]	S
.2	1 TR #16	11067	feet	221	[**]	[**]	[**]	[**]	[**]	S

3.7.6.2	Cable Installed in Conduit
.1	2 TR #16	240	feet	5	[**]	[**]	[**]	[**]	[**]	S
.2	1 TR #16	436	feet	8	[**]	[**]	[**]	[**]	[**]	S

3.7.6.3	Resistive Thermal Device (RTD) Cable Terminations
.1	2 TR #16	9	each term	2	[**]	[**]	[**]	[**]	[**]	S
.2	1 TR #16	98	each term	20	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

3.7.7	Fiber Optic Cable (Section 409573)
3.7.7.1	Installed in Inner Duct
.1	Multi-Mode 12 Count	2000	feet	39	[**]	[**]	[**]	[**]	[**]	S
.2	Multi-Mode 24 Count	0	feet		[**]	[**]	[**]	[**]	[**]
.3	Single-Mode 24 Count	0	feet		[**]	[**]	[**]	[**]	[**]
.4	Single-Mode 24 Count 12SM/12MM5	0	feet		[**]	[**]	[**]	[**]	[**]
.5	Single-Mode 36 Count 9/125	0	feet		[**]	[**]	[**]	[**]	[**]
.6	Multi-Mode 4 Count 62.5/125	0	feet		[**]	[**]	[**]	[**]	[**]
.7	Multi-Mode 6 Count 62.5/125	0	feet		[**]	[**]	[**]	[**]	[**]
.8	Multi-Mode 6 Count 50/125	0	feet		[**]	[**]	[**]	[**]	[**]
.9	1 PR CAT 5E	0	feet		[**]	[**]	[**]	[**]	[**]
.10	2 PR CAT 5E	0	feet		[**]	[**]	[**]	[**]	[**]
.11	4 PR CAT 5E (Belden 7957A)	0	feet		[**]	[**]	[**]	[**]	[**]

3.7.7.2	Cable Installed in Conduit
.1	Multi-Mode 12 Count	2000	feet	39	[**]	[**]	[**]	[**]	[**]	S
.2	Multi-Mode 24 Count	0	feet		[**]	[**]	[**]	[**]	[**]
.3	Single-Mode 24 Count	0	feet		[**]	[**]	[**]	[**]	[**]
.4	Single-Mode 24 Count 12SM/12MM5	0	feet		[**]	[**]	[**]	[**]	[**]
.5	Single-Mode 36 Count 9/125	0	feet		[**]	[**]	[**]	[**]	[**]
.6	Multi-Mode 4 Count 62.5/125	0	feet		[**]	[**]	[**]	[**]	[**]
.7	Multi-Mode 6 Count 62.5/125	0	feet		[**]	[**]	[**]	[**]	[**]
.8	Multi-Mode 6 Count 50/125	0	feet		[**]	[**]	[**]	[**]	[**]
.9	1 PR CAT 5E	0	feet		[**]	[**]	[**]	[**]	[**]
.10	2 PR CAT 5E	0	feet		[**]	[**]	[**]	[**]	[**]
.11	4 PR CAT 5E (Belden 7957A)	0	feet		[**]	[**]	[**]	[**]	[**]

3.7.7.3	Fiber Optic Cable Terminations
.1	Multi-Mode 12 Count	48	each term	26	[**]	[**]	[**]	[**]	[**]	S
.2	Multi-Mode 24 Count	0	each term		[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.3	Single-Mode 24 Count		0	each term		[**]	[**]	[**]	[**]	[**]
.4	Single-Mode 24 Count 12SM/12MM5		0	each term		[**]	[**]	[**]	[**]	[**]
.5	Single-Mode 36 Count 9/125		0	each term		[**]	[**]	[**]	[**]	[**]
.6	Multi-Mode 4 Count 62.5/125		0	each term		[**]	[**]	[**]	[**]	[**]
.7	Multi-Mode 6 Count 62.5/125		0	each term		[**]	[**]	[**]	[**]	[**]
.8	Multi-Mode 6 Count 50/125		0	each term		[**]	[**]	[**]	[**]	[**]
.9	1 PR CAT 5E		0	each term		[**]	[**]	[**]	[**]	[**]
.10	2 PR CAT 5E		0	each term		[**]	[**]	[**]	[**]	[**]
.11	4 PR CAT 5E (Belden 7957A)		0	each term		[**]	[**]	[**]	[**]	[**]

	Total for 3.7 - Erection and Supply of Cables				23582	[**]	[**]	[**]	[**]	[**]	--

3.8
Conduit (Section 260533)
Prices for installing conduits and fittings shall include the furnishing and installing of hangers, pipe straps, clamps, anchors, etc. as required for proper support of the conduit.
		E-0009 thru E-0011

3.8.1	Conduit
.1	3/4”		34000	feet	7851	[**]	[**]	[**]	[**]	[**]	S
.2	1”		5100	feet	1390	[**]	[**]	[**]	[**]	[**]	S
.3	1-1/4”		0	feet		[**]	[**]	[**]	[**]	[**]
.4	1-1/2”		11200	feet	3744	[**]	[**]	[**]	[**]	[**]	S
.5	2”		4700	feet	1717	[**]	[**]	[**]	[**]	[**]	S
.6	3”		3200	feet	1596	[**]	[**]	[**]	[**]	[**]	S
.7	4”		500	feet	320	[**]	[**]	[**]	[**]	[**]	S
.8	5”		100	feet	91	[**]	[**]	[**]	[**]	[**]	S
.9	6”		0	feet				[**]	[**]	[**]

3.8,2	Fire Stops
.1	Conduit		15	penetrations	39	[**]	[**]	[**]	[**]	[**]	S

3.8.3	Terminal Boxes for Cable Size Reduction

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

.1	2-pole enclosure with terminals to reduce 4 x 500MCM per pole to 1 x #4/0 per pole	2	boxes	17	[**]	[**]	[**]	[**]	[**]	S	NEMA 4X Terminal Boxes Voltage Class: 600V Termination Type: Bus Bar with Lugs.
.2	2-pole enclosure with terminals to reduce 2 x 350MCM per pole to 1 x #4/0 per pole	2	boxes	17	[**]	[**]	[**]	[**]	[**]	S	NEMA 4X Terminal Boxes Voltage Class: 600V Termination Type: Bus Bar with Lugs.
.3	2-pole enclosure with terminals to reduce 2 x 350MCM per pole to 1 x #6 per pole	2	boxes	17	[**]	[**]	[**]	[**]	[**]	S	NEMA 4X Terminal Boxes Voltage Class: 600V Termination Type: Bus Bar with Lugs.
.4	2-pole enclosure with terminals to reduce 1 x #4/0 per pole to 1 x #6 per pole	4	boxes	29	[**]	[**]	[**]	[**]	[**]	S	NEMA 4X Terminal Boxes Voltage Class: 600V Termination Type: Bus Bar with Lugs.
.5	2-pole enclosure with terminals to reduce 2 x #4/0 per pole to 1 x #8 per pole	4	boxes	31	[**]	[**]	[**]	[**]	[**]	S	NEMA 4X Terminal Boxes Voltage Class: 600V Termination Type: Bus Bar with Lugs.
3.8.4	Junction boxes
.1	12” x 10” x 6” with one 12 pt term block (hinged S.S.)	30	boxes	161	[**]	[**]	[**]	[**]	[**]	S
.2	14” x 12” x 6” with two 12 pt. term blocks (hinged S.S.)	20	boxes	107	[**]	[**]	[**]	[**]	[**]	S
.3	20” x 16” x 6” with four 12 pt. term blocks (hinged S.S.)	8	boxes	47	[**]	[**]	[**]	[**]	[**]	S
.4	20” x 20” x 6” with six 12 pt. term blocks (hinged S.S.)	4	boxes	26	[**]	[**]	[**]	[**]	[**]	S

3.8.5	Pull Boxes
.1	5’ x 8’ x 4’	2	boxes	52	[**]	[**]	[**]	[**]	[**]	S
.2	5’ x 10.5’ x 3’	1	boxes	28	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.3	5’ x 8’ x 3’		3	boxes	78	[**]	[**]	[**]	[**]	[**]	S
.4	5’ x 8’ x 5’		2	boxes	52	[**]	[**]	[**]	[**]	[**]	S
.5	5’ x 5’ x 5’		1	boxes	28	[**]	[**]	[**]	[**]	[**]	S
.6	5’ x 5’ x 3’		10	boxes	237	[**]	[**]	[**]	[**]	[**]	S
.7	5’ x 7’ x 3’		6	boxes	156	[**]	[**]	[**]	[**]	[**]	S
.8	5’ x 10’ x 2’		1	boxes	28	[**]	[**]	[**]	[**]	[**]	S
.9	5’ x 4’ x 2’		3	boxes	71	[**]	[**]	[**]	[**]	[**]	S
.10	5’ x 4.5’ x 2’		1	boxes	24	[**]	[**]	[**]	[**]	[**]	S
.11	5’ x 6’ x 1.25’		2	boxes	47	[**]	[**]	[**]	[**]	[**]	S
.12	5’ x 6’ x 2’		2	boxes	47	[**]	[**]	[**]	[**]	[**]	S
.13	5’ x 7.5’ x 3’		1	boxes	26	[**]	[**]	[**]	[**]	[**]	S
.14	3’ x 3’ x 3’ (General Use)		10	boxes	214	[**]	[**]	[**]	[**]	[**]	S
.15	3’ x 5’ x 2’ (General Use)		10	boxes	214	[**]	[**]	[**]	[**]	[**]	S
.16	5’ x 3’ x 2’ (General Use)		10	boxes	214	[**]	[**]	[**]	[**]	[**]	S
.17	5’ x 5’ x 2’ (General Use)		10	boxes	214	[**]	[**]	[**]	[**]	[**]	S
.18	5’ x 8’ x 6’ (General Use)		2	boxes	52	[**]	[**]	[**]	[**]	[**]	S

	Total for 3.8 - Erection and Supply of Conduit				18982	[**]	[**]	[**]	[**]	[**]	--

	Total for 3.0 - Erection and Supply of Commodities Supplied by GWC. (Sum of 3.1 - 3.8)				70809	[**]	[**]	[**]	[**]	[**]	--

4.0	Electrical Demolition and Relocation Work by GWC (Section 024116)
.1	Disconnect and move the existing UAT to a location on site as determined by the Owners.	E-0033	1	task	82	[**]	[**]	[**]	[**]	[**]	S
.2	Disconnect, coil and reinstall the ground cable connections to the unit auxiliary transformer (UAT) and associated neutral grounding resistor (NGR).	E-0033	1	task	18	[**]	[**]	[**]	[**]	[**]	S
.3	Disconnect, remove and reinstall the existing UAT NGR.	E-0033	1	task	11	[**]	[**]	[**]	[**]	[**]	S
.4	Disconnect at both ends and remove the medium voltage cables in the underground ductbanks between the 13.8kV switchgear and the UAT and the Interchange Transformer (IT).	E-0033, E-0100D	1	task	565	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.5	Disconnect at both ends and remove the control, auxiliary power and instrumentation cables in the underground ductbanks to the UAT.	E-0033, E-0100D	1	task	156	[**]	[**]	[**]	[**]	[**]	S
.6	Disconnect, cut-off at the top of concrete, and abandon in place the medium voltage cables associated with the existing four (4) ID fans within the 13.8kV switchgear compartments HA07, HA10, HB07 and HB10.	E-0033, E-0100D	1	task	55	[**]	[**]	[**]	[**]	[**]	S
.7	Disconnect, pull back into the tray, tag and abandon the control cables.	E-0033, E-0100D	1	task	71	[**]	[**]	[**]	[**]	[**]	S
.8	Demolish the underground ductbank between Manhole #14 and the existing fly ash silo.	E-0033, E-1410D, E-1411D, E-1423D, E-1426D	1	task	297	[**]	[**]	[**]	[**]	[**]	S
.9	Relocate electrical equipment, devices, raceway and cable in the boiler area.	E-0033, ESK-0008	1	task	887	[**]	[**]	[**]	[**]	[**]	S
.10	Reprogram the 13.8kV protective relays associated with main breakers HA01, HA02, HB01 and HB02, and feeder breakers HA06, HA07, HA08, HA10, HB06, HB07, HB08 and HB10.		1	task	35	[**]	[**]	[**]	[**]	[**]	S
.11	Reprogram the 480V protective relays associated with turbine and boiler load center main breakers B11A2 and B12E2, and feeder breakers B11B4, B11C1, B12D4 and B12E4.		1	task	35	[**]	[**]	[**]	[**]	[**]	S

	Total for 4.0 - Electrical Demolition and Relocation Work by GWC.				2212	[**]	[**]	[**]	[**]	[**]	--

5.0	Other Items: All materials and labor, not listed above, that are required for the Contractor to perform the complete scope of the Electrical Work specified. Provide a complete listing of each item.
.1	Temp Power FPD Trailers		1		41	[**]	[**]	[**]	[**]	[**]	S
.2	Cable Tray_Vertical 90_Cable Supporting 12”		1		11	[**]	[**]	[**]	[**]	[**]	S
.3	Cable Tray_Vertical 90_Cable Supporting 18”		1		11	[**]	[**]	[**]	[**]	[**]	S
.4	Cable Tray_Vertical 90_Cable Supporting 24”		1		12	[**]	[**]	[**]	[**]	[**]	S
.5	Cable Tray_Vertical 90_Cable Supporting 36”		1		15	[**]	[**]	[**]	[**]	[**]	S
.6			1	lot	4000		[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PRICING PAGES	Project No. 12715-003

NAME OF SELLER:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in the Technical Specification is submitted on firm lump sum basis in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES

1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Cost for excavation, bedding, and covering of all underground piping systems should be included in Section 02.

SECTION 04 - ELECTRICAL						UNIT PRICE		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/UNIT)	Labor Rate ($ USD/UNIT)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.7							[**]	[**]	[**]
.8							[**]	[**]	[**]
.9							[**]	[**]	[**]
.10							[**]	[**]	[**]

	Total for 5.0 - Other Items.			4090	[**]	[**]	[**]	[**]	[**]	--

	Total for Section 04 - Electrical			79901	[**]	[**]	[**]	[**]	[**]	--

6.0	Alternate Pricing
.1	Burndy Hyground connectors in lieu of exothermic welds as listed in 3.1.4.	260	Burndy compression connections	260	[**]	[**]	[**]	[**]	[**]	S

	Total for 6.0 - Alternate Pricing.			260	[**]	[**]	[**]	[**]	[**]	--

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 4 - Electrical

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)
Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 05 - INSTRUMENTATION & CONTROL						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
5	Instrumentation and Control
5.1	Distributed Control System (Reference Section 409424)
	Install new DCS Cabinets and Consoles; includes setting Cabinets and
	Consoles

	In AQCS Electrical Equipment Building		13	Each	314	[**]	[**]	[**]	[**]	[**]	S
	In DFGD Hydration Building		1	Each	24	[**]	[**]	[**]	[**]	[**]	S
Sub-Total for 5.1 DCS Cabinet and Console Installation:					338			[**]	[**]	[**]

5.2	Instruments Furnished and Installed by Contractor

	Transmitters, fittings, manefolds, and tubing (Attachment 6 - Instrument Data Sheets J-0101 and Installation Detail Drawings J-001 through J-025)

	Ammonia Slip Analyzers and Probes		2	Each	82	[**]	[**]	[**]	[**]	[**]	S
	NOx Analyzers and Probes		4	Each	182	[**]	[**]	[**]	[**]	[**]	S
	DP Transmitters	50’ ss tubing	4	Each	212	[**]	[**]	[**]	[**]	[**]	S
	Pressure Transmitters	50’ ss tubing	4	Each	140	[**]	[**]	[**]	[**]	[**]	S
	Pressure Indicator	50’ ss tubing	8	Each	280	[**]	[**]	[**]	[**]	[**]	S
	Pressure Switches	50’ ss tubing	1	Each	35	[**]	[**]	[**]	[**]	[**]	S
	Flow Indicators	50’ ss tubing	32	Each	941	[**]	[**]	[**]	[**]	[**]	S
	Steam/Water Thermocouples		2	Each	13	[**]	[**]	[**]	[**]	[**]	S
	Flue Gas Thermocouples		40	Each	268	[**]	[**]	[**]	[**]	[**]	S
	Ultrasonic Level Transmitters		1	Each	10	[**]	[**]	[**]	[**]	[**]	S
	Magnet Flow Meters		1	Each	43	[**]	[**]	[**]	[**]	[**]	S
Sub-Total for 5.2. Instruments Furnished and Installed by Contractor:					2206			[**]	[**]	[**]

5.3	Instruments Furnished By Owner (Excluding Allied) and Installed by Contractor (Reference Attachment 6 - Instrument List)
	Transmitters, fittings, manefolds, and tubing
	O2 Analyzers	250’ ss tubing	4	Each	370	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 5 - I&C
106 of 186

EXHIBIT B
Spec. B-7808
Issue: Addendum, Rev. 1
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

	NAME OF SELLER:	Graycor Industrial Constructors Inc.
	CONTACT NAME:	Shawn Anderton
	CONTACT TELEPHONE/EMAIL:	630-684-7110

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)
Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 05 - INSTRUMENTATION & CONTROL						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		MATERIAL QUANTITY	MATERIAL UNITS	TOTAL LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

	DP Transmitters	50’ ss tubing	4	Each	212	[**]	[**]	[**]	[**]	[**]	S
	Flow Transmitters	10’ ss	4	Each	87	[**]	[**]	[**]	[**]	[**]	S
	Level Transmitters		2	Each	42	[**]	[**]	[**]	[**]	[**]	S
	Pressure Indicators	10’ ss	9	Each	90	[**]	[**]	[**]	[**]	[**]	S
	Pressure Switches	10’ ss	2	Each	20	[**]	[**]	[**]	[**]	[**]	S
	Pressure Transmitters	10’ ss	2	Each	87	[**]	[**]	[**]	[**]	[**]	S
	Temperature Indicators		1	Each	7	[**]	[**]	[**]	[**]	[**]	S
	Thermocouples		7	Each	47	[**]	[**]	[**]	[**]	[**]	S
	Temperature Transmitters		4	Each	40	[**]	[**]	[**]	[**]	[**]	S
	Vibration Probes		28	Each	252	[**]	[**]	[**]	[**]	[**]	S
	Vibration Transducers		20	Each	20	[**]	[**]	[**]	[**]	[**]	S
	Vibration Monitoring Cabinets		2	Each	48	[**]	[**]	[**]	[**]	[**]	S
Sub-Total for 5.3 Instruments Supplied by Owner and Installed by Contractor:					1322			[**]	[**]	[**]

5.4	Instrument Pedestals for Contractor Supplied Instruments (Reference Attachment 6 - Installation Detail Drawing J-0005)
	Pedestal		18	Each	91	[**]	[**]	[**]	[**]	[**]	S
Sub-Total 5.4 Pedestals:					91			[**]	[**]	[**]

5.5	Calibration and Commissioning of Instruments (Reference Section 409125)
	Calibration and Commissioning of all instruments							[**]	[**]	[**]
Sub-Total 5.5 Instrument Calibration and Commissioning:					0			[**]	[**]	[**]

GRAND TOTAL PRICE FOR SECTION 05 INSTRUMENTATION & CONTROL WORK:					3957			[**]	[**]	[**]

5.6	Unit Prices

.1	Instrument Encloure (Reference Installation Detail Drawing J-0010)		1	Each	60.28	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 5 - I&C
107 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)			TARGET PRICE			COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

SECTION 01 - NOT USED

SECTION 02 - CIVIL, STRUCTURAL, ARCHITECTURAL

1.	SUPERSTRUCTURES					60562.3			[**]	[**]	[**]			Add. 1

1.1	Erection of Steel Structures					37625.8			[**]	[**]	[**]			Add. 1

Provide erection of steel structure - beams, columns, girders, purlins, vertical bracings, horizontal bracings, girts, angles, trolley beams, base plates, stairs, ladders, swing gates, hand rails, guard plates, gratings, metal decks, etc. Erection includes but is not limited to membe placement, connection components, bolts, welds, column splices, beam splices, touch-up painting, etc.

1.1.1	PJBH Baghouse Support Steel (Note 3)					19922.6			[**]	[**]	[**]
			311214-0S-10001;				[**]		[**]
			311214-0S-10002;
1.1.1.1	W-Shaped Beams Weighing 29 plf or less	Includes access gallery steel	311214-0M-10000;	168	tons	1951.9		[**]		[**]	[**]	B
			311214-0M-10007;
			311214-0M-10008
			311214-0S-10001;				[**]		[**]
1.1.1.2	W-Shaped Beams Weighing Between 30 plf and 59 plf		311214-0S-10002;	114	tons	1328.2		[**]		[**]	[**]	B
			311214-0S-10003
			311214-0S-10001;				[**]		[**]
1.1.1.3	W-Shaped Beams Weighing Between 60 plf and 99 plf		311214-0S-10002;	38	tons	439.8		[**]		[**]	[**]	B
			311214-0S-10003
			311214-0S-10001;				[**]		[**]
1.1.1.4	W-Shaped Beams Weighing Between 100 plf and 199 plf		311214-0S-10002;	30	tons	349.0		[**]		[**]	[**]	B
			311214-0S-10003
1.1.1.5	W-Shaped Beams Weighing Between 200 plf and 249 plf				tons		[**]		[**]	[**]	[**]
1.1.1.6	W-Shaped Beams Weighing Between 250 plf or more				tons		[**]		[**]	[**]	[**]
1.1.1.7	W-Shaped Columns or Posts Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.1.8	W-Shaped Columns or Posts Weighing Between 30 plf and 59 plf				tons		[**]		[**]	[**]	[**]
1.1.1.9	W-Shaped Columns or Posts Weighing Between 60 plf and 99 plf		311214-0S-10004	9	tons	107.9	[**]	[**]	[**]	[**]	[**]	B
1.1.1.10	W-Shaped Columns or Posts Weighing Between 100 plf and 149 plf				tons		[**]		[**]	[**]	[**]
1.1.1.11	W-Shaped Columns or Posts Weighing Between 150 plf and 199 plf		311214-0S-10004	45	tons	518.4	[**]	[**]	[**]	[**]	[**]	B
1.1.1.12	W-Shaped Columns or Posts Weighing Between 200 plf and 249 plf		311214-0S-10004	44	tons	511.5	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.1.13	W-Shaped Columns or Posts Weighing Between 250 plf and 425 plf		311214-0S-10004	285	tons	3312.0	[**]	[**]	[**]	[**]	[**]	B
1.1.1.14	W-Shaped Jumbo Columns or Posts Weighing Between 426 plf and 720 plf		311214-0S-10004	38	tons	437.8	[**]	[**]	[**]	[**]	[**]	B
1.1.1.15	W-Shaped Vertical Bracing Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.1.16	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf		311214-0S-10004	81	tons	938.3	[**]	[**]	[**]	[**]	[**]	B
1.1.1.17	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf		311214-0S-10004	87	tons	1013.1	[**]	[**]	[**]	[**]	[**]	B
1.1.1.18	W-Shaped Vertical Bracing Weighing Between 100 plf and 199 plf		311214-0S-10004	73	tons	848.7	[**]	[**]	[**]	[**]	[**]	B		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
108 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
1.1.1.19	W-Shaped Vertical Bracing Weighing Between 200 plf or more				tons		[**]		[**]	[**]	[**]
1.1.1.20	W-Shaped Roof Purlins Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.1.21	W-Shaped Roof Purlins Weighing 30 plf or more				tons		[**]		[**]	[**]	[**]
1.1.1.22	HSS Posts Weighing Less Than 30 plf				tons		[**]		[**]	[**]	[**]
1.1.1.23	Single Angle Horizontal Bracing Weighing Less Than 25 plf		311214-0S-10002; 311214- 0S-10018	14	tons	157.2	[**]	[**]	[**]	[**]	[**]	B
1.1.1.24	Single Angle Girts Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.1.25	Double Angle Horizontal Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.1.26	Double Angle Horizontal Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.1.27	Double Angle Horizontal Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.1.28	Double Angle Vertical Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.1.29	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.1.30	Double Angle Vertical Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
			311214-0S-10001;				[**]		[**]
1.1.1.31	Channel Members Weighing Less Than 20 plf		311214-0S-10002;	10	tons	114.2		[**]		[**]	[**]	B
311214-0S-10003
1.1.1.32	Channel Members Weighing Between 20 plf and 39 plf				tons		[**]		[**]	[**]	[**]
1.1.1.33	Channel Girts Weighing Less Than 20 plf	Weather Enclosure	311214-0S-10004	262	tons	3045.9	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.1.34	Channel Girts Weighing More Than 20 plf				tons		[**]		[**]	[**]	[**]
			311214-0S-10001;				[**]		[**]
1.1.1.35	S-Shapes Weighing Less Than 50 plf		311214-0S-10002;	9	tons	103.2		[**]		[**]	[**]	B
311214-0S-10003
1.1.1.36	S-Shapes Weighing More Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.1.37	Plate Girders Weighing XXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.1.38	Plate Connected Columns Weighing XXXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.1.39	Base Plates 0.5” Thick (ASTM A36 w/50 ksi yield strength)	Slide plates, el. 1210’-9”	311214-0S-11028, 29, 30, 31 & 32	1	tons	11.6	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.1.40	Base Plates 1.5” Thick (ASTM A36 w/50 ksi yield strength)	Cap plates, el. 1210’-9”	311214-0S-11028, 29, 30, 31 & 32	3	tons	34.9	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.1.41	Base Plates 2” Thick (ASTM A36 w/50 ksi yield strength)	Base plates, el. 1210’-9”	311214-0S-11028, 29, 30, 31 & 32	5	tons	58.1		[**]	[**]	[**]	[**]	B		Add. 1
1.1.1.42	Base Plates X” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	Column base plates, el. 1124’-7 1/4”	311214-0S-10004	15	tons	174.4	[**]	[**]		[**]	[**]	B		Add. 1
1.1.1.43	Base Plates 5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.1.44	Base Plates 7” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.1.45	Additional Items as Required by Contractor (list):
a.	Touch Up Painting			1	LS	4466.6			[**]	[**]	[**]	S

1.1.2	CFB Absorber Support Steel (Note 3)					5498.0			[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
109 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
			311214-0S-20001;
			311214-0S-20002;
			311214-0S-20003;
1.1.2.1	W-Shaped Beams Weighing 29 plf or less	Includes access gallery steel	311214-0S-20010;	24	tons	176.5	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-12042
			311214-0M-10008
			311214-0S-20001;
			311214-0S-20002;
1.1.2.2	W-Shaped Beams Weighing Between 30 plf and 59 plf		311214-0S-20003;	60	tons	451.0	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20010;
			311214-0S-12042
			311214-0S-20001;
1.1.2.3	W-Shaped Beams Weighing Between 60 plf and 99 plf		311214-0S-20002;	82	tons	614.7	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20003;
			311214-0S-20001;
1.1.2.4	W-Shaped Beams Weighing Between 100 plf and 199 plf		311214-0S-20002;	71	tons	531.6	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20003;
			311214-0S-20001;
1.1.2.5	W-Shaped Beams Weighing Between 200 plf and 249 plf		311214-0S-20002;	28	tons	212.7	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20003;
1.1.2.6	W-Shaped Beams Weighing Between 250 plf or more		311214-0S-20002	52	tons	388.7	[**]	[**]	[**]	[**]	[**]	B
1.1.2.7	W-Shaped Columns or Posts Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.2.8	W-Shaped Columns or Posts Weighing Between 30 plf and 59 plf		311214-0S-20004	4	tons	30.0	[**]	[**]	[**]	[**]	[**]	B
1.1.2.9	W-Shaped Columns or Posts Weighing Between 60 plf and 99 plf		311214-0S-20004; 311214-0S-12042	33	tons	247.4	[**]	[**]	[**]	[**]	[**]	B
1.1.2.10	W-Shaped Columns or Posts Weighing Between 100 plf and 149 plf				tons		[**]		[**]	[**]	[**]
1.1.2.11	W-Shaped Columns or Posts Weighing Between 150 plf and 199 plf				tons		[**]		[**]	[**]	[**]
1.1.2.12	W-Shaped Columns or Posts Weighing Between 200 plf and 249 plf		311214-0S-20004	44	tons	330.3	[**]	[**]	[**]	[**]	[**]	B
1.1.2.13	W-Shaped Columns or Posts Weighing Between 250 plf and 425 plf		311214-0S-20004	74	tons	555.2	[**]	[**]	[**]	[**]	[**]	B
1.1.2.14	W-Shaped Jumbo Columns or Posts Weighing Between 426 plf and 720 plf		311214-0S-20004	41	tons	310.5	[**]	[**]	[**]	[**]	[**]	B
1.1.2.15	W-Shaped Vertical Bracing Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.2.16	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf		311214-0S-20008; 311214-0S-12052	17	tons	127.4	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20005;
			311214-0S-20006;
1.1.2.17	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf		311214-0S-20007;	129	tons	968.0	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20008;
			311214-0S-20009;
			311214-0S-20005;
			311214-0S-20006;
1.1.2.18	W-Shaped Vertical Bracing Weighing Between 100 plf and 199 plf		311214-0S-20007;	41	tons	309.4	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-20008;
			311214-0S-20009
1.1.2.19	W-Shaped Vertical Bracing Weighing Between 200 plf or more				tons		[**]		[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
110 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
1.1.2.20	W-Shaped Roof Purlins Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.2.21	W-Shaped Roof Purlins Weighing 30 plf or more				tons		[**]		[**]	[**]	[**]
1.1.2.22	HSS Posts Weighing Less Than 30 plf				tons		[**]		[**]	[**]	[**]
1.1.2.23	Single Angle Horizontal Bracing Weighing Less Than 25 plf		311214-0S-20001; 311214-0S-20002; 311214-0S-20003; 311214-0S-20010; 311214-0S-20011	10	tons	72.1	[**]	[**]	[**]	[**]	[**]	B
1.1.2.24	Single Angle Girts Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.2.25	Double Angle Horizontal Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.2.26	Double Angle Horizontal Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.2.27	Double Angle Horizontal Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.2.28	Double Angle Vertical Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.2.29	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.2.30	Double Angle Vertical Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.2.31	Channel Members Weighing Less Than 20 plf		311214-0S-20002; 311214-0S-20003; 311214-0S-20010	3	tons	22.5	[**]	[**]	[**]	[**]	[**]	B
1.1.2.32	Channel Members Weighing Between 20 plf and 39 plf				tons		[**]		[**]	[**]	[**]
1.1.2.33	Channel Girts Weighing Less Than 20 plf	Weather Enclosure included with PJBH			tons		[**]		[**]	[**]	[**]			Add. 1
1.1.2.34	Channel Girts Weighing More Than 20 plf				tons		[**]		[**]	[**]	[**]
1.1.2.35	S-Shapes Weighing Less Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.2.36	S-Shapes Weighing More Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.2.37	Plate Girders Weighing XXXXXXX		311214-0S-20002	16	tons	119.9	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.2.38	Plate Connected Columns Weighing XXXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.2.39	Base Plates X” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	Column base plates, el. 1124’-7 1/4”	311214-0S-20004	4	tons	30.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.2.40	Base Plates 4” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.2.41	Base Plates 5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.2.42	Base Plates 7” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.2.43	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.1.3	Inlet Ductwork Support Steel (Note 3)					1150.0			[**]	[**]	[**]
1.1.1.1	W-Shaped Beams Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.3.2	W-Shaped Beams Weighing Between 30 plf and 59 plf		311214-0S-30001	13	tons	168.1	[**]	[**]	[**]	[**]	[**]	B
1.1.3.3	W-Shaped Beams Weighing Between 60 plf and 99 plf		311214-0S-30001	3	tons	43.5	[**]	[**]	[**]	[**]	[**]	B
1.1.3.4	W-Shaped Beams Weighing Between 100 plf and 199 plf		311214-0S-30001	13	tons	167.2	[**]	[**]	[**]	[**]	[**]	B
1.1.3.5	W-Shaped Beams Weighing Between 200 plf and 249 plf				tons		[**]		[**]	[**]	[**]
1.1.3.6	W-Shaped Beams Weighing Between 250 plf or more				tons		[**]		[**]	[**]	[**]
1.1.3.7	W-Shaped Columns or Posts Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.3.8	W-Shaped Columns or Posts Weighing Between 30 plf and 59 plf				tons		[**]		[**]	[**]	[**]
1.1.3.9	W-Shaped Columns or Posts Weighing Between 60 plf and 99 plf		311214-0S-30003	20	tons	249.5	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
111 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)			TARGET PRICE			COMMENTS

ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

1.1.1.10	W-Shaped Columns or Posts Weighing Between 100 plf and 149 plf				tons		[**]		[**]	[**]	[**]
1.1.1.11	W-Shaped Columns or Posts Weighing Between 150 plf and 199 plf				tons		[**]		[**]	[**]	[**]
1.1.1.12	W-Shaped Columns or Posts Weighing Between 200 plf and 249 plf				tons		[**]		[**]	[**]	[**]
1.1.1.13	W-Shaped Columns or Posts Weighing Between 250 plf and 425 plf				tons		[**]		[**]	[**]	[**]
1.1.1.14	W-Shaped Jumbo Columns or Posts Weighing Between 426 plf and 720 plf				tons		[**]		[**]	[**]	[**]
1.1.1.15	W-Shaped Vertical Bracing Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.1.16	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf		311214-0S-30001	39	tons	493.6	[**]	[**]	[**]	[**]	[**]	B
1.1.1.17	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf				tons		[**]		[**]	[**]	[**]
1.1.1.18	W-Shaped Vertical Bracing Weighing Between 100 plf and 199 plf				tons		[**]		[**]	[**]	[**]
1.1.1.19	W-Shaped Vertical Bracing Weighing Between 200 plf or more				tons		[**]		[**]	[**]	[**]
1.1.3.20	W-Shaped Roof Purlins Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.3.21	W-Shaped Roof Purlins Weighing 30 plf or more				tons		[**]		[**]	[**]	[**]
1.1.3.22	HSS Posts Weighing Less Than 30 plf				tons		[**]		[**]	[**]	[**]
1.1.3.23	Single Angle Horizontal Bracing Weighing Less Than 25 plf		311214-0S-30001	1	tons	15.6	[**]	[**]	[**]	[**]	[**]	B
1.1.3.24	Single Angle Girts Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.3.25	Double Angle Horizontal Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.3.26	Double Angle Horizontal Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.3.27	Double Angle Horizontal Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.3.28	Double Angle Vertical Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.3.29	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.3.30	Double Angle Vertical Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.3.31	Channel Members Weighing Less Than 20 plf				tons		[**]		[**]	[**]	[**]
1.1.3.32	Channel Members Weighing Between 20 plf and 39 plf				tons		[**]		[**]	[**]	[**]
1.1.3.33	Channel Girts Weighing Less Than 20 plf				tons		[**]		[**]	[**]	[**]
1.1.3.34	Channel Girts Weighing More Than 20 plf				tons		[**]		[**]	[**]	[**]
1.1.3.35	S-Shapes Weighing Less Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.3.36	S-Shapes Weighing More Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.3.37	Plate Girders Weighing XXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.3.38	Plate Connected Columns Weighing XXXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.3.39	Base Plates 1.5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		311214-0S-30003	1	tons	12.5	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.3.40	Base Plates 3” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.3.41	Base Plates 5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.3.42	Base Plates 5.5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.3.43	Base Plates 6” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)				tons		[**]		[**]	[**]	[**]
1.1.3.44	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.1.4	Waste/Pebble Lime Silo Support Steel (Note 3)					3833.0			[**]	[**]	[**]
1.1.4.1	W-Shaped Beams Weighing 29 plf or less	Includes access gallery steel	311214-0S-53011, .2; 311214- 0S-12052; 311214- 0M-10005&9	16	tons	169.5	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
112 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)			TARGET PRICE			COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
1.1.4.2	W-Shaped Beams Weighing Between 30 plf and 59 plf		311214-0S-53011, .2; 311214- 0S-12052;	30	tons	317.2	[**]	[**]	[**]	[**]	[**]	B
1.1.4.3	W-Shaped Beams Weighing Between 60 plf and 99 plf		311214-0S-53011, .2	10	tons	103.6	[**]	[**]	[**]	[**]	[**]	B
1.1.4.4	W-Shaped Beams Weighing Between 100 plf and 199 plf		311214-0S-53011, .2	14	tons	150.7	[**]	[**]	[**]	[**]	[**]	B
1.1.4.5	W-Shaped Beams Weighing Between 200 plf and 249 plf				tons		[**]		[**]	[**]	[**]
1.1.4.6	W-Shaped Beams Weighing Between 250 plf or more		311214-0S-53012	44	tons	457.7	[**]	[**]	[**]	[**]	[**]	B
1.1.4.7	W-Shaped Columns or Posts Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.4.8	W-Shaped Columns or Posts Weighing Between 30 plf and 59 plf		311214-0S-53013	1	tons	7.5	[**]	[**]	[**]	[**]	[**]	B
			311214-0S-53013;				[**]		[**]
1.1.4.9	W-Shaped Columns or Posts Weighing Between 60 plf and 99 plf			29	tons	308.8		[**]		[**]	[**]	B
			311214-0S-12052
1.1.4.10	W-Shaped Columns or Posts Weighing Between 100 plf and 149 plf		311214-0S-53013	15	tons	160.9	[**]	[**]	[**]	[**]	[**]	B
1.1.4.11	W-Shaped Columns or Posts Weighing Between 150 plf and 199 plf				tons		[**]		[**]	[**]	[**]
1.1.4.12	W-Shaped Columns or Posts Weighing Between 200 plf and 249 plf				tons		[**]		[**]	[**]	[**]
1.1.4.13	W-Shaped Columns or Posts Weighing Between 250 plf and 425 plf		311214-0S-53013	22	tons	235.6	[**]	[**]	[**]	[**]	[**]	B
1.1.4.14	W-Shaped Jumbo Columns or Posts Weighing Between 426 plf and 720 plf		311214-0S-53013	10	tons	104.8	[**]	[**]	[**]	[**]	[**]	B
1.1.4.15	W-Shaped Vertical Bracing Weighing 29 plf or less		311214-0S-53014	1	tons	14.6	[**]	[**]	[**]	[**]	[**]	B
1.1.4.16	W-Shaped Vertical Bracing Weighing Between 30 plf and 59 plf		311214-0S-53014: 311214- 0S-12052	28	tons	294.3	[**]	[**]	[**]	[**]	[**]	B
1.1.4.17	W-Shaped Vertical Bracing Weighing Between 60 plf and 99 plf		311214-0S-53014	6	tons	59.1	[**]	[**]	[**]	[**]	[**]	B
1.1.4.18	W-Shaped Vertical Bracing Weighing Between 100 plf and 199 plf		311214-0S-53014	5	tons	52.3	[**]	[**]	[**]	[**]	[**]	B
1.1.4.19	W-Shaped Vertical Bracing Weighing Between 200 plf or more		311214-0S-53014	38	tons	395.5	[**]	[**]	[**]	[**]	[**]	B
1.1.4.20	W-Shaped Roof Purlins Weighing 29 plf or less				tons		[**]		[**]	[**]	[**]
1.1.4.21	W-Shaped Roof Purlins Weighing 30 plf or more				tons		[**]		[**]	[**]	[**]
1.1.4.22	HSS Posts Weighing Less Than 30 plf				tons		[**]		[**]	[**]	[**]
1.1.4.23	Single Angle Horizontal Bracing Weighing Less Than 25 plf		311214-0S-53011, .2	2	tons	20.3	[**]	[**]	[**]	[**]	[**]	B
1.1.4.24	Single Angle Girts Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.4.25	Double Angle Horizontal Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.4.26	Double Angle Horizontal Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.4.27	Double Angle Horizontal Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.4.28	Double Angle Vertical Bracing Weighing Less Than 25 plf				tons		[**]		[**]	[**]	[**]
1.1.4.29	Double Angle Vertical Bracing Weighing Between 25 plf and 49 plf				tons		[**]		[**]	[**]	[**]
1.1.4.30	Double Angle Vertical Bracing Weighing Between 50 plf and 100 plf				tons		[**]		[**]	[**]	[**]
1.1.4.31	Channel Members Weighing Less Than 20 plf		311214-0S-53011, .2	1	tons	9.3	[**]	[**]	[**]	[**]	[**]	B
1.1.4.32	Channel Members Weighing Between 20 plf and 39 plf				tons		[**]		[**]	[**]	[**]
1.1.4.33	Channel Girts Weighing Less Than 20 plf	Weather enclosure	311214-0M-10005&9	84	tons	882.1	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.4.34	Channel Girts Weighing More Than 20 plf				tons		[**]		[**]	[**]	[**]
1.1.4.35	S-Shapes Weighing Less Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.4.36	S-Shapes Weighing More Than 50 plf				tons		[**]		[**]	[**]	[**]
1.1.4.37	Plate Girders Weighing XXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.4.38	Plate Connected Columns Weighing XXXXXXXX				tons		[**]		[**]	[**]	[**]
1.1.4.39	Base Plates 0.75” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		311214-0S-53013	1	tons	10.5	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.4.40	Base Plates 3” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		311214-0S-53013	2	tons	21.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.4.41	Base Plates 5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		311214-0S-53013	3	tons	31.5	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.4.42	Base Plates 5.5” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)		311214-0S-53013	2	tons	21.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
113 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

1.1.4.43	Base Plates 6” Thick (ASTM A36 w/50 ksi yield strength w/Shear Bars)	311214-0S-53013	0.5	tons	5.3	N/A	[**]	[**]	[**]	[**]	B		Add. 1
1.1.4.44	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.1.5	Gallery Work (pricing includes member placement, bolted and welded connections, grating, handrail, ladders, cages, swing gates, stairs, etc.) (Note 3)				7222.2			[**]	[**]	[**]			Add. 1
1.1.5.1	PJBH Baghouse Structure				4033.2			[**]	[**]	[**]			Add. 1
		311214-0M-10000;
		311214-0M-10007;
1.1.5.1.1	1 1/4” Grating (with 3/16” bearing bars)		32966	sf	1966.2	N/A	[**]	[**]	[**]	[**]	B
		311214-0M-10008;
		311214-0S-10001
1.1.5.1.2	1 3/4” Grating (with 3/16” bearing bars)			sf		N/A		[**]	[**]	[**]
1.1.5.1.3	1 3/4” Heavy Duty Grating			sf		N/A		[**]	[**]	[**]
1.1.5.1.4	1 3/4” Heavy Duty Grating w/ 1/4” Checkered Plate	311214-0M-10000	3024	sf	1397.8	N/A	[**]	[**]	[**]	[**]	B
		311214-0M-10000;
		311214-0M-10007;
1.1.5.1.5	Handrail & Guard Plate		1653	lf	548.3	N/A	[**]	[**]	[**]	[**]	B
		311214-0M-10008;
		311214-0S-10001
		311214-0M-10000;
		311214-0M-10003;
1.1.5.1.6	Ladders & Cages	311214-0M-10008;	634	lf	120.9	N/A	[**]	[**]	[**]	[**]	B
		311214-0S-10001;
		311214-0S-10015
1.1.5.1.7	Swing Gates			each		N/A		[**]	[**]	[**]
1.1.5.1.8	Stairs & Landings (assume 3.5’ wide with handrails)			lf		N/A		[**]	[**]	[**]			Add. 1
1.1.5.2	CFB Absorber Structure				1473.2			[**]	[**]	[**]			Add. 1
		311214-0M-10007;
		311214-0M-10008;
1.1.5.2.1	1 1/4” Grating (with 3/16” bearing bars)	311214-0S-20001;	1272	sf	76.4	N/A	[**]	[**]	[**]	[**]	B
		311214-0S-20002;
		311214-0S-20010
		311214-0M-10007;
		311214-0M-10008;
1.1.5.2.2	Handrail & Guard Plate	311214-0S-20001;	1165	lf	387.1	N/A	[**]	[**]	[**]	[**]	B
		311214-0S-20002;
		311214-0S-20010
1.1.5.2.3	Guard Plate			lf		N/A		[**]	[**]	[**]
		311214-0M-10000;
1.1.5.2.4	Ladders & Cages		38	lf	7.4	N/A	[**]	[**]	[**]	[**]	B
		311214-0S-20010
1.1.5.2.5	Swing Gates			each		N/A		[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
114 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
1.1.5.2.6	Stairs & Landings (assume 4’ wide with handrails)		311214-0M-10008; 311214-0S-20001; 311214-0S-20002; 311214-0S-12040	487	lf	1002.3	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.5.3	Waste/Pebble Lime Structure					1715.8			[**]	[**]	[**]			Add. 1
1.1.5.3.1	1 1/4” Grating (with 3/16” bearing bars)		311214-0M-10005&9	8335	sf	497.4	[**]	[**]	[**]	[**]	[**]	B
1.1.5.3.2	Handrail & Guard Plate		311214-0M-10005&9	700	lf	232.2	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.5.3.3	Guard Plate				lf		[**]		[**]	[**]	[**]
1.1.5.3.4	Ladders & Cages		311214-0M-10005&9	224	lf	42.4	[**]	[**]	[**]	[**]	[**]	B
1.1.5.3.5	Swing Gates				each		[**]		[**]	[**]	[**]
1.1.5.3.6	Stairs & Landings (assume 4’ wide with handrails)		311214-0M-10005&9; 311214-0S-12052	459	lf	943.8	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.1.5.4	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.2	Ductwork Erection					19645.0			[**]	[**]	[**]
1.2.1	Erection of Inlet and Recirculation Ductwork (Note 3)					19645.0			[**]	[**]	[**]
1.2.1.1	Inlet and Recirculation Duct					19645.0			[**]	[**]	[**]
			311214-OS-30101;				[**]		[**]
			311214-OS-30102;
1.2.1.1.1	Inlet Duct Ground Assembly & Erection (not including items addressed below)			250	tons	14500.0		[**]		[**]	[**]	B
			311214-OS-30103;
			311214-OS-30104
														Add. 1
			311214-OS-32101;				[**]		[**]
1.2.1.1.2	Recirculation Duct Ground Assembly & Erection (not including items addressed below)			195	tons	2925.0		[**]		[**]	[**]	B
			311214-OS-32102											Add. 1
														Add. 1
1.2.1.1.3	Doors	Doors 3’X5’ Walk in Plenum	22-0007-12	24	each	1632.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.2.1.1.4	Doors	Doors 2’X2’ PJBH Hoppers	22-0007-12	12	each	504.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.2.1.1.5	Doors	Doors 2’X3’ CFB Inlet Duct	22-0007-12	2	each	84.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.2.1.2	Additional Items as Required by Contractor (list):
a.	Bidder to make entries here as necessary (Note 3)

1.3	Concrete					3291.5			[**]	[**]	[**]			Add. 1
1.3.1	Concrete Slabs (Note 3)					3291.5			[**]	[**]	[**]			Add. 1
1.3.1.1	PJBH Structure Concrete Slabs					3067.0			[**]	[**]	[**]			Add. 1
1.3.1.1.1	Concrete		311214-0M-10007	505	cy	1037.0	[**]	[**]	[**]	[**]	[**]	B / S		Add. 1
1.3.1.1.2	Reinforcing		311214-0M-10007	60	tons	350.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
1.3.1.1.3	Metal deck (1.5” deep, 22 gage)		311214-0M-10007	27200	sf	1500.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.3.1.1.4	Embedments		311214-0M-10007	1.5	tons	180.0	[**]	[**]	[**]	[**]	[**]	B / S		Add. 1
1.3.1.1.5	3/4” diameter x 4.5” long studs		311214-0M-10007	4.0	tons	0.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
115 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically. Bidder shall not change the contents of those cells, except for when additional items are listed by bidder. In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
1.3.1.2	CFB Structure Concrete Slabs				224.5			[**]	[**]	[**]			Add. 1
1.3.1.2.1	Concrete	311214-0M-10008	40	cy	82.0	[**]	[**]	[**]	[**]	[**]	B / S		Add. 1
1.3.1.2.2	Reinforcing	311214-0M-10008	5	tons	29.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
1.3.1.2.3	Metal deck (1.5” deep, 22 gage)	311214-0M-10008	2060	sf	113.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.3.1.2.4	Embedments	311214-0M-10008	0.5	tons	0.0	[**]	[**]	[**]	[**]	[**]	B / S		Add. 1
1.3.1.2.5	3/4” diameter x 4.5” long studs	311214-0M-10008	1.0	tons	0.0	[**]	[**]	[**]	[**]	[**]	B		Add. 1
1.3.1.3	Additional Items as Required by Contractor (list):												Add. 1
a.	Bidder to make entries here as necessary (Note 3)												Add. 1

GRAND TOTAL PRICE FOR SECTION 02 - CIVIL, STRUCTURAL, ARCHITECTURAL					60562.3			[**]	[**]	[**]			Add. 1

SECTION 03 - MECHANICAL						UNIT PRICE (1)		TARGET PRICE				COMMENTS
1.0	Erection of Mechanical Equipment Supplied by Allied Environmental Solutions, Inc. (AESI)

1.1	DFGD Equipment - Allied Environmental Solutions, Inc. (AESI)
.1	Knife Gate, Manual, to Metering Feeder, Train 1, East	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.2	Knife Gate, Manual, to Metering Feeder, Train 1, West	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.3	Fill Valve, Automated, Rolling Blade Gate - Weigh Bin, Train 1, East	311214-0E-90101	1	Each	36.0	[**]	[**]	[**]	[**]	[**]	B
.4	Fill Valve, Automated, Rolling Blade Gate - Weigh Bin, Train 1, West	311214-0E-90101	1	Each	36.0	[**]	[**]	[**]	[**]	[**]	B
.5	Metering Feeder, Hydrated Lime, Train 1, East	311214-0E-90101	1	Each	25.0	[**]	[**]	[**]	[**]	[**]	B
.6	Metering Feeder, Hydrated Lime, Train 1, West	311214-0E-90101	1	Each	25.0	[**]	[**]	[**]	[**]	[**]	B
.7	Expansion Joint, Outlet of East Hydrated Lime Metering Feeder, Train 1	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.8	Expansion Joint, Outlet of West Hydrated Lime Metering Feeder, Train 1	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.9	Airslide, Hyrated Lime Feed to CFB, Train 1, East	311214-0E-90101	1	Each	166.0	[**]	[**]	[**]	[**]	[**]	B
.10	Airslide, Hyrated Lime Feed to CFB, Train 1, West	311214-0E-90101	1	Each	126.0	[**]	[**]	[**]	[**]	[**]	B
.11	Expansion Joint, Vent for East Hydrated Lime Weigh Bin, Train 1	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.12	Expansion Joint, Vent for West Hydrated Lime Weigh Bin, Train 1	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.13	Expansion Joint, Inlet to East Hydrated Lime Weigh Bin, Train 1	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.14	Expansion Joint, Inlet to West Hydrated Lime Weigh Bin, Train 1	311214-0E-90101	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.15	Weigh Bin, Hydrated Lime, Train 1, East	311214-0E-90101	1	Each	130.0	[**]	[**]	[**]	[**]	[**]	B
.16	Weigh Bin, Hydrated Lime, Train 1, West	311214-0E-90101	1	Each	130.0	[**]	[**]	[**]	[**]	[**]	B
.17	North Diverter Valve to North Waste Ash Disposal Bin, Train 1	311214-0E-90102	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.18	South Diverter Valve to South Waste Ash Disposal Bin, Train 1	311214-0E-90102	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.19	Expansion Joint, Outlet of CFB, Train 1	311214-0E-90102	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.20	Expansion Joint, Inlet of PJFF, Train 1	311214-0E-90102	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.21	Expansion Joint, PJFF North Airslide to CFB Scrubber, Train 1	311214-0E-90102	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.22	Expansion Joint, PJFF South Airslide to CFB Scrubber, Train 1	311214-0E-90102	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
116 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.23	Expansion Joint, Inlet of CFB, Train 1	311214-0E-90102	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.24	Exp Joint, North Airslide Diverter to North Waste Ash Disposal Bin, Train 1	311214-0E-90102	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.25	Exp Joint, Compartment 1 Discharge Airslide to North Disposal Bin, Train 1	311214-0E-90102	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.26	Exp Joint, North Waste Ash Disposal Bin Vent to JPFF Compart 1, Train 1	311214-0E-90102	1	Each	82.0	[**]	[**]	[**]	[**]	[**]	B
.27	Exp Joint, South Airslide Diverter to South Waste Ash Disposal Bin, Train 1	311214-0E-90102	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.28	Exp Joint, Compartment 4 Discharge Airslide to South Disposal Bin, Train 1	311214-0E-90102	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.29	Exp Joint, South Waste Ash Disposal Bin Vent to JPFF Compart 4, Train 1	311214-0E-90102	1	Each	129.2	[**]	[**]	[**]	[**]	[**]	B / S
.30	Expansion Joint, East Hydrated Lime Airslide to South FF Airslide, Train 1	311214-0E-90102	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.31	Expansion Joint, West Hydrated Lime Airslide to South FF Airslide, Train 1	311214-0E-90102	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.32	Relief Valve - North Waste Ash Disposal Bin, Train 1	311214-0E-90102	1	Each	20.5	[**]	[**]	[**]	[**]	[**]	B / S
.33	Relief Valve - South Waste Ash Disposal Bin, Train 1	311214-0E-90102	1	Each	20.5	[**]	[**]	[**]	[**]	[**]	B / S
.34	CFB Scrubber, Train 1	311214-0E-90102	1	Each	13439.0	[**]	[**]	[**]	[**]	[**]	B / S
.35	Bin, North Waste Ash Disposal, Train 1	311214-0E-90102	1	Each	426.0	[**]	[**]	[**]	[**]	[**]	B
.36	Bin, South Waste Ash Disposal, Train 1	311214-0E-90102	1	Each	426.0	[**]	[**]	[**]	[**]	[**]	B
.37	Cooling Water Lance Assembly A, Train 1	311214-0E-90103	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.38	Cooling Water Lance Assembly B, Train 1	311214-0E-90103	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.39	Cooling Water Lance Assembly C, Train 1	311214-0E-90103	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.40	Cooling Water Lance Assembly D, Train 1	311214-0E-90103	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.41	Pump w/Motor, East High Pressure Water Pump, Train 1	311214-0E-90103	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.42	Pump w/Motor, West High Pressure Water Pump, Train 1	311214-0E-90103	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.43	Strainer, East Duplex, Train 1	311214-0E-90103	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.44	Strainer, West Duplex, Train 1	311214-0E-90103	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.45	Knife Gate, Manual, Train 1 CFB Product Airlock to Ash Transport	311214-0E-90104	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.46	Knife Gate, Manual, Train 1 North Airlock to Ash Transport	311214-0E-90104	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.47	Knife Gate, Manual, to Train 1 North Airlock	311214-0E-90104	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.48	Knife Gate, Manual, Train 1 South Airlock to Ash Transport	311214-0E-90104	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.49	Knife Gate, Manual, to Train 1 South Airlock	311214-0E-90104	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.50	Equalizer Valve, Train 1 CFB Product	311214-0E-90104	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.51	Knife Gate, Automated, Train 1 CFB Scrubber to Airlock	311214-0E-90104	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.52	Equalizer Valve, Train 1 North Airlock	311214-0E-90104	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.53	Equalizer Valve, Train 1 South Airlock	311214-0E-90104	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.54	Delumper, CFB Product, Train 1	311214-0E-90104	1	Each	25.0	[**]	[**]	[**]	[**]	[**]	B
.55	Airlock, Train 1 CFB Product	311214-0E-90104	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B
.56	Airlock, Train 1 North Ash Disposal Bin	311214-0E-90104	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B
.57	Airlock, Train 1 South Ash Disposal Bin	311214-0E-90104	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B
.58	Knife Gate, Manual, Bottom of Compartment 1, Train 1	311214-0E-90111	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.59	Hopper Heaters, Compartment 1, Train 1	311214-0E-90111	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.60	Fabric Filter System, Compartment 1, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.61	Inlet Butterfly Damper Compartment 1, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.62	Inlet Butterfly Damper Compartment 1, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.63	Dosing Valve to Airslide, Compartment 1, Train 1	311214-0E-90111	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.64	Dosing Valve to Waste Ash Disposal Bin, Compartment 1, Train 1	311214-0E-90111	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.65	Outlet Poppet Damper Compartment 1, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.66	Outlet Poppet Damper Compartment 1, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
117 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.67	Outlet Poppet Damper Compartment 1, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.68	Outlet Poppet Damper Compartment 2, Train 1	311214-0E-90111	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.69	Fabric Filter Pulse Air Timer Panel, Compartment 1, Train 1	311214-0E-90111	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.70	Fabric Filter Pulse Air Timer Panel, Compartment 1, Train 1	311214-0E-90111	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.71	Fabric Filter Pulse Air Timer Panel, Compartment 1, Train 1	311214-0E-90111	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.72	Airslide - North, Train 1	311214-0E-90111	1	Each	1200.0	[**]	[**]	[**]	[**]	[**]	B
.73	Expansion Joint, Compartment 1 Hopper Airslide Discharge, Train 1	311214-0E-90111	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.74	Airslide, Inlet to Recirc Dosing Valve Compartment 1, Train 1	311214-0E-90111	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.75	Airslide, After Recirc Dosing Valve Compartment 1 to Train 1 North Airslide	311214-0E-90111	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.76	Exp Joint, North Waste Ash Disposal Bin Vent to Compartment 1, Train 1	311214-0E-90111	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.77	Exp Joint, North Waste Ash Disposal Bin Vent to Compartment 1, Train 1	311214-0E-90111	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.78	Knife Gate, Manual, Bottom of Compartment 2, Train 1	311214-0E-90112	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.79	Hopper Heaters, Compartment 2, Train 1	311214-0E-90112	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.80	Fabric Filter System, Compartment 2, Train 1	311214-0E-90112	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.81	Inlet Butterfly Damper Compartment 2, Train 1	311214-0E-90112	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.82	Inlet Butterfly Damper Compartment 2, Train 1	311214-0E-90112	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.83	Dosing Valve to Airslide, Compartment 2, Train 1	311214-0E-90112	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.84	Outlet Poppet Damper Compartment 2, Train 1	311214-0E-90112	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.85	Outlet Poppet Damper Compartment 2, Train 1	311214-0E-90112	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.86	Fabric Filter Pulse Air Timer Panel, Compartment 2, Train 1	311214-0E-90112	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.87	Fabric Filter Pulse Air Timer Panel, Compartment 2, Train 1	311214-0E-90112	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.88	Fabric Filter Pulse Air Timer Panel, Compartment 2, Train 1	311214-0E-90112	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.89	Expansion Joint, Compartment 2 Hopper Dosing Valve Discharge, Train 1	311214-0E-90112	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.90	Airslide, Inlet to Recirc Dosing Valve Compartment 2, Train 1	311214-0E-90112	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.91	Knife Gate, Manual, Bottom of Compartment 3, Train 1	311214-0E-90113	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.92	Hopper Heaters, Compartment 3, Train 1	311214-0E-90113	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.93	Fabric Filter System, Compartment 3, Train 1	311214-0E-90113	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.94	Inlet Butterfly Damper Compartment 3, Train 1	311214-0E-90113	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.95	Inlet Butterfly Damper Compartment 3, Train 1	311214-0E-90113	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.96	Dosing Valve to Airslide, Compartment 3, Train 1	311214-0E-90113	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.97	Outlet Poppet Damper Compartment 3, Train 1	311214-0E-90113	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.98	Outlet Poppet Damper Compartment 3, Train 1	311214-0E-90113	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.99	Outlet Poppet Damper Compartment 3, Train 1	311214-0E-90113	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.100	Fabric Filter Pulse Air Timer Panel, Compartment 3, Train 1	311214-0E-90113	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.101	Fabric Filter Pulse Air Timer Panel, Compartment 3, Train 1	311214-0E-90113	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.102	Fabric Filter Pulse Air Timer Panel, Compartment 3, Train 1	311214-0E-90113	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.103	Expansion Joint, Compartment 3 Hopper Dosing Valve Discharge, Train 1	311214-0E-90113	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.104	Airslide, Inlet to Recirc Dosing Valve Compartment 3, Train 1	311214-0E-90113	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.105	Knife Gate, Manual, Bottom of Compartment 4, Train 1	311214-0E-90114	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.106	Hopper Heaters, Compartment 4, Train 1	311214-0E-90114	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.107	Fabric Filter System, Compartment 4, Train 1	311214-0E-90114	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.108	Inlet Butterfly Damper Compartment 4, Train 1	311214-0E-90114	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.109	Inlet Butterfly Damper Compartment 4, Train 1	311214-0E-90114	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.110	Dosing Valve to Airslide, Compartment 4, Train 1	311214-0E-90114	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
118 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.111	Dosing Valve to Waste Ash Disposal Bin, Compartment 4, Train 1	311214-0E-90114	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.112	Outlet Poppet Damper Compartment 4, Train 1	311214-0E-90114	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.113	Outlet Poppet Damper Compartment 4, Train 1	311214-0E-90114	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.114	Outlet Poppet Damper Compartment 4, Train 1	311214-0E-90114	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.115	Fabric Filter Pulse Air Timer Panel, Compartment 4, Train 1	311214-0E-90114	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.116	Fabric Filter Pulse Air Timer Panel, Compartment 4, Train 1	311214-0E-90114	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.117	Fabric Filter Pulse Air Timer Panel, Compartment 4, Train 1	311214-0E-90114	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.118	Airslide - South, Train 1	311214-0E-90114	1	Each	1200.0	[**]	[**]	[**]	[**]	[**]	B
.119	Expansion Joint, Compartment 4 Hopper Airslide Discharge, Train 1	311214-0E-90114	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.120	Airslide, Inlet to Recirc Dosing Valve Compartment 4, Train 1	311214-0E-90114	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.121	Airslide, After Recirc Dosing Valve Compartment 4 to Train 1 South Airslide	311214-0E-90114	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.122	Exp Joint, South Waste Ash Disposal Bin Vent to Compartment 4, Train 1	311214-0E-90114	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.123	Exp Joint, South Waste Ash Disposal Bin Vent to Compartment 4, Train 1	311214-0E-90114	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.124	Knife Gate, Manual, Bottom of Compartment 5, Train 1	311214-0E-90115	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.125	Hopper Heaters, Compartment 5, Train 1	311214-0E-90115	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.126	Fabric Filter System, Compartment 5, Train 1	311214-0E-90115	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.127	Inlet Butterfly Damper Compartment 5, Train 1	311214-0E-90115	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.128	Inlet Butterfly Damper Compartment 5, Train 1	311214-0E-90115	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.129	Dosing Valve to Airslide, Compartment 5, Train 1	311214-0E-90115	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.130	Outlet Poppet Damper Compartment 5, Train 1	311214-0E-90115	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.131	Outlet Poppet Damper Compartment 5, Train 1	311214-0E-90115	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.132	Outlet Poppet Damper Compartment 5, Train 1	311214-0E-90115	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.133	Fabric Filter Pulse Air Timer Panel, Compartment 5, Train 1	311214-0E-90115	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.134	Fabric Filter Pulse Air Timer Panel, Compartment 5, Train 1	311214-0E-90115	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.135	Fabric Filter Pulse Air Timer Panel, Compartment 5, Train 1	311214-0E-90115	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.136	Expansion Joint, Compartment 5 Hopper Dosing Valve Discharge, Train 1	311214-0E-90115	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.137	Airslide, Inlet to Recirc Dosing Valve Compartment 5, Train 1	311214-0E-90115	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.138	Knife Gate, Manual, Bottom of Compartment 6, Train 1	311214-0E-90116	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.139	Hopper Heaters, Compartment 6, Train 1	311214-0E-90116	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.140	Fabric Filter System, Compartment 6, Train 1	311214-0E-90116	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.141	Inlet Butterfly Damper Compartment 6, Train 1	311214-0E-90116	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.142	Inlet Butterfly Damper Compartment 6, Train 1	311214-0E-90116	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.143	Dosing Valve to Airslide, Compartment 6, Train 1	311214-0E-90116	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.144	Outlet Poppet Damper Compartment 6, Train 1	311214-0E-90116	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.145	Outlet Poppet Damper Compartment 6, Train 1	311214-0E-90116	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.146	Outlet Poppet Damper Compartment 6, Train 1	311214-0E-90116	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.147	Fabric Filter Pulse Air Timer Panel, Compartment 6, Train 1	311214-0E-90116	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.148	Fabric Filter Pulse Air Timer Panel, Compartment 6, Train 1	311214-0E-90116	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.149	Fabric Filter Pulse Air Timer Panel, Compartment 6, Train 1	311214-0E-90116	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.150	Expansion Joint, Compartment 6 Hopper Dosing Valve Discharge, Train 1	311214-0E-90116	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.151	Airslide, Inlet to Recirc Dosing Valve Compartment 6, Train 1	311214-0E-90116	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.152	Pulse Header - Compartment 1, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.153	Pulse Header - Compartment 1, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
119 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.154	Pulse Header - Compartment 1, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.155	Pulse Header - Compartment 2, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.156	Pulse Header - Compartment 2, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.157	Pulse Header - Compartment 2, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.158	Pulse Header - Compartment 3, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.159	Pulse Header - Compartment 3, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.160	Pulse Header - Compartment 3, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.161	Pulse Header - Compartment 4, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.162	Pulse Header - Compartment 4, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.163	Pulse Header - Compartment 4, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.164	Pulse Header - Compartment 5, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.165	Pulse Header - Compartment 5, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.166	Pulse Header - Compartment 5, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.167	Pulse Header - Compartment 6, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.168	Pulse Header - Compartment 6, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.169	Pulse Header - Compartment 6, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.170	Receiver, Compressed Air, Train 1	311214-0E-90118	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.171	Fan Package w/Motor, East Low Pressure Fluidizing Air, Train 1	311214-0E-90120	1	Each	54.0	[**]	[**]	[**]	[**]	[**]	B
.172	Fan Package w/Motor, West Low Pressure Fluidizing Air, Train 1	311214-0E-90120	1	Each	54.0	[**]	[**]	[**]	[**]	[**]	B
.173	Low Pressure Fluidizing Air Heater Assembly, Train 1	311214-0E-90120	1	Each	12.0	[**]	[**]	[**]	[**]	[**]	B
.174	Fan Package w/Motor, East Medium Pressure Fluidizing Air, Train 1	311214-0E-90122	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.175	Fan Package w/Motor, West Medium Pressure Fluidizing Air, Train 1	311214-0E-90122	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.176	Medium Pressure Fluidizing Air Heater Assembly, Train 1	311214-0E-90122	1	Each	12.0	[**]	[**]	[**]	[**]	[**]	B
.177	Fill Valve, Automated, Rolling Blade Gate - Weigh Bin, Train 2, East	311214-0E-90201	1	Each	36.0	[**]	[**]	[**]	[**]	[**]	B
.178	Fill Valve, Automated, Rolling Blade Gate - Weigh Bin, Train 2, West	311214-0E-90201	1	Each	36.0	[**]	[**]	[**]	[**]	[**]	B
.179	Metering Feeder, Hydrated Lime, Train 2, East	311214-0E-90201	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.180	Metering Feeder, Hydrated Lime, Train 2, West	311214-0E-90201	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.181	Expansion Joint, Outlet of East Hydrated Lime Metering Feeder, Train 2	311214-0E-90201	1	Each	25.0	[**]	[**]	[**]	[**]	[**]	B
.182	Expansion Joint, Outlet of West Hydrated Lime Metering Feeder, Train 2	311214-0E-90201	1	Each	25.0	[**]	[**]	[**]	[**]	[**]	B
.183	Airslide, Hyrated Lime Feed to CFB, Train 2, East	311214-0E-90201	1	Each	166.0	[**]	[**]	[**]	[**]	[**]	B
.184	Airslide, Hyrated Lime Feed to CFB, Train 2, West	311214-0E-90201	1	Each	126.0	[**]	[**]	[**]	[**]	[**]	B
.185	Expansion Joint, Vent for East Hydrated Lime Weigh Bin, Train 2	311214-0E-90201	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.186	Expansion Joint, Vent for West Hydrated Lime Weigh Bin, Train 2	311214-0E-90201	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.187	Expansion Joint, Inlet to East Hydrated Lime Weigh Bin, Train 2	311214-0E-90201	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.188	Expansion Joint, Inlet to West Hydrated Lime Weigh Bin, Train 2	311214-0E-90201	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.189	Weigh Bin, Hydrated Lime, Train 2, East	311214-0E-90201	1	Each	130.0	[**]	[**]	[**]	[**]	[**]	B
.190	Weigh Bin, Hydrated Lime, Train 2, West	311214-0E-90201	1	Each	130.0	[**]	[**]	[**]	[**]	[**]	B
.191	Knife Gate, Manual, to Metering Feeder, Train 2, East	311214-0E-90201	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.192	Knife Gate, Manual, to Metering Feeder, Train 2, West	311214-0E-90201	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.193	North Diverter Valve to North Waste Ash Disposal Bin, Train 2	311214-0E-90202	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.194	South Diverter Valve to South Waste Ash Disposal Bin, Train 2	311214-0E-90202	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.195	Expansion Joint, Outlet of CFB, Train 2	311214-0E-90202	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.196	Expansion Joint, Inlet of PJFF, Train 2	311214-0E-90202	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.197	Expansion Joint, PJFF North Airslide to CFB Scrubber, Train 2	311214-0E-90202	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
120 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.198	Expansion Joint, PJFF South Airslide to CFB Scrubber, Train 2	311214-0E-90202	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.199	Expansion Joint, Effluent Gas Inlet of CFB, Train 2	311214-0E-90202	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.200	Exp Joint, North Airslide Diverter to North Waste Ash Disposal Bin, Train 2	311214-0E-90202	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.201	Exp Joint, Compartment 1 Discharge Airslide to North Disposal Bin, Train 2	311214-0E-90202	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.202	Exp Joint, North Waste Ash Disposal Bin Vent to JPFF Compart 1, Train 2	311214-0E-90202	1	Each	129.2	[**]	[**]	[**]	[**]	[**]	B / S
.203	Exp Joint, South Airslide Diverter to South Waste Ash Disposal Bin, Train 2	311214-0E-90202	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.204	Exp Joint, Compartment 4 Discharge Airslide to South Disposal Bin, Train 2	311214-0E-90202	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.205	Exp Joint, South Waste Ash Disposal Bin Vent to JPFF Compart 4, Train 2	311214-0E-90202	1	Each	129.2	[**]	[**]	[**]	[**]	[**]	B / S
.206	Expansion Joint, North Hydrated Lime Airslide to North FF Airslide, Train 2	311214-0E-90202	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.207	Expansion Joint, South Hydrated Lime Airslide to North FF Airslide, Train 2	311214-0E-90202	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.208	Relief Valve - North Waste Ash Disposal Bin, Train 2	311214-0E-90202	1	Each	17.9	[**]	[**]	[**]	[**]	[**]	B / S
.209	Relief Valve - South Waste Ash Disposal Bin, Train 2	311214-0E-90202	1	Each	17.9	[**]	[**]	[**]	[**]	[**]	B / S
.210	CFB Scrubber, Train 2	311214-0E-90202	1	Each	13439.0	[**]	[**]	[**]	[**]	[**]	B / S
.211	Bin, North Waste Ash Disposal, Train 2	311214-0E-90202	1	Each	426.0	[**]	[**]	[**]	[**]	[**]	B
.212	Bin, South Waste Ash Disposal, Train 2	311214-0E-90202	1	Each	426.0	[**]	[**]	[**]	[**]	[**]	B
.213	Cooling Water Lance Assembly A, Train2	311214-0E-90203	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.214	Cooling Water Lance Assembly B, Train2	311214-0E-90203	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.215	Cooling Water Lance Assembly C, Train2	311214-0E-90203	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.216	Cooling Water Lance Assembly D, Train2	311214-0E-90203	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.217	Pump w/Motor, East High Pressure Water Pump, Train 2	311214-0E-90203	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.218	Pump w/Motor, West High Pressure Water Pump, Train 2	311214-0E-90203	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.219	Strainer, East Duplex, Train 2	311214-0E-90203	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.220	Strainer, West Duplex, Train 2	311214-0E-90203	1	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.221	Knife Gate, Manual, Train 2 CFB Product Airlock to Ash Transport	311214-0E-90204	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.222	Knife Gate, Manual, Train 2 North Airlock to Ash Transport	311214-0E-90204	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.223	Knife Gate, Manual, to Train 2 North Airlock	311214-0E-90204	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.224	Knife Gate, Manual, Train 2 South Airlock to Ash Transport	311214-0E-90204	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.225	Knife Gate, Manual, to Train 2 South Airlock	311214-0E-90204	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.226	Equalizer Valve, Train 2 CFB Product	311214-0E-90204	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.227	Knife Gate, Automated, Train 2 CFB Scrubber to Airlock	311214-0E-90204	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.228	Equalizer Valve, Train 2 North Airlock	311214-0E-90204	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.229	Equalizer Valve, Train 2 South Airlock	311214-0E-90204	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.230	Delumper, CFB Product, Train 2	311214-0E-90204	1	Each	25.0	[**]	[**]	[**]	[**]	[**]	B
.231	Airlock, Train 2 CFB Product	311214-0E-90204	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B
.232	Airlock, Train 2 North Ash Disposal Bin	311214-0E-90204	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B
.233	Airlock, Train 2 South Ash Disposal Bin	311214-0E-90204	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B
.234	Knife Gate, Manual, Bottom of Compartment 1, Train 2	311214-0E-90211	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.235	Hopper Heaters, Compartment 1, Train 2	311214-0E-90211	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.236	Fabric Filter System, Compartment 1, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.237	Inlet Butterfly Damper Compartment 1, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.238	Inlet Butterfly Damper Compartment 1, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.239	Dosing Valve to Airslide, Compartment 1, Train 2	311214-0E-90211	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.240	Dosing Valve to Waste Ash Disposal Bin, Compartment 1, Train 2	311214-0E-90211	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.241	Outlet Poppet Damper Compartment 1, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
121 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.242	Outlet Poppet Damper Compartment 1, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.243	Outlet Poppet Damper Compartment 1, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.244	Outlet Poppet Damper Compartment 2, Train 2	311214-0E-90211	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.245	Fabric Filter Pulse Air Timer Panel, Compartment 1, Train 2	311214-0E-90211	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.246	Fabric Filter Pulse Air Timer Panel, Compartment 1, Train 2	311214-0E-90211	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.247	Fabric Filter Pulse Air Timer Panel, Compartment 1, Train 2	311214-0E-90211	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.248	Airslide - North, Train 2	311214-0E-90211	1	Each	1200.0	[**]	[**]	[**]	[**]	[**]	B
.249	Expansion Joint, Compartment 1 Hopper Airslide Discharge, Train 2	311214-0E-90211	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.250	Airslide, Inlet to Recirc Dosing Valve Compartment 1, Train 2	311214-0E-90211	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.251	Airslide, After Recirc Dosing Valve Compartment 1 to Train 2 North Airslide	311214-0E-90211	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.252	Exp Joint, North Waste Ash Disposal Bin Vent to Compartment 1, Train 2	311214-0E-90211	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.253	Exp Joint, North Waste Ash Disposal Bin Vent to Compartment 1, Train 2	311214-0E-90211	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.254	Knife Gate, Manual, Bottom of Compartment 2, Train 2	311214-0E-90212	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.255	Hopper Heaters, Compartment 2, Train 2	311214-0E-90212	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.256	Fabric Filter System, Compartment 2, Train 2	311214-0E-90212	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.257	Inlet Butterfly Damper Compartment 2, Train 2	311214-0E-90212	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.258	Inlet Butterfly Damper Compartment 2, Train 2	311214-0E-90212	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.259	Dosing Valve to Airslide, Compartment 2, Train 2	311214-0E-90212	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.260	Outlet Poppet Damper Compartment 2, Train 2	311214-0E-90212	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.261	Outlet Poppet Damper Compartment 2, Train 2	311214-0E-90212	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.262	Fabric Filter Pulse Air Timer Panel, Compartment 2, Train 2	311214-0E-90212	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.263	Fabric Filter Pulse Air Timer Panel, Compartment 2, Train 2	311214-0E-90212	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.264	Fabric Filter Pulse Air Timer Panel, Compartment 2, Train 2	311214-0E-90212	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.265	Expansion Joint, Compartment 2 Hopper Dosing Valve Discharge, Train 2	311214-0E-90212	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.266	Airslide, Inlet to Recirc Dosing Valve Compartment 2, Train 2	311214-0E-90212	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.267	Knife Gate, Manual, Bottom of Compartment 3, Train 2	311214-0E-90213	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.268	Hopper Heaters, Compartment 3, Train 2	311214-0E-90213	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.269	Fabric Filter System, Compartment 3, Train 2	311214-0E-90213	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.270	Inlet Butterfly Damper Compartment 3, Train 2	311214-0E-90213	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.271	Inlet Butterfly Damper Compartment 3, Train 2	311214-0E-90213	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.272	Dosing Valve to Airslide, Compartment 3, Train 2	311214-0E-90213	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.273	Outlet Poppet Damper Compartment 3, Train 2	311214-0E-90213	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.274	Outlet Poppet Damper Compartment 3, Train 2	311214-0E-90213	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.275	Outlet Poppet Damper Compartment 3, Train 2	311214-0E-90213	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.276	Fabric Filter Pulse Air Timer Panel, Compartment 3, Train 2	311214-0E-90213	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.277	Fabric Filter Pulse Air Timer Panel, Compartment 3, Train 2	311214-0E-90213	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.278	Fabric Filter Pulse Air Timer Panel, Compartment 3, Train 2	311214-0E-90213	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.279	Expansion Joint, Compartment 3 Hopper Dosing Valve Discharge, Train 2	311214-0E-90213	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.280	Airslide, Inlet to Recirc Dosing Valve Compartment 3, Train 2	311214-0E-90213	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.281	Knife Gate, Manual, Bottom of Compartment 4, Train 2	311214-0E-90214	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.282	Hopper Heaters, Compartment 4, Train 2	311214-0E-90214	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.283	Fabric Filter System, Compartment 4, Train 2	311214-0E-90214	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.284	Inlet Butterfly Damper Compartment 4, Train 2	311214-0E-90214	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.285	Inlet Butterfly Damper Compartment 4, Train 2	311214-0E-90214	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.286	Dosing Valve to Airslide, Compartment 4, Train 2	311214-0E-90214	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.287	Dosing Valve to Waste Ash Disposal Bin, Compartment 4, Train 2	311214-0E-90214	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
122 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.288	Outlet Poppet Damper Compartment 4, Train 2	311214-0E-90214	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.289	Outlet Poppet Damper Compartment 4, Train 2	311214-0E-90214	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.290	Outlet Poppet Damper Compartment 4, Train 2	311214-0E-90214	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.291	Fabric Filter Pulse Air Timer Panel, Compartment 4, Train 2	311214-0E-90214	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.292	Fabric Filter Pulse Air Timer Panel, Compartment 4, Train 2	311214-0E-90214	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.293	Fabric Filter Pulse Air Timer Panel, Compartment 4, Train 2	311214-0E-90214	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.294	Airslide - South, Train 2	311214-0E-90214	1	Each	1200.0	[**]	[**]	[**]	[**]	[**]	B
.295	Expansion Joint, Compartment 4 Hopper Airslide Discharge, Train 2	311214-0E-90214	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.296	Airslide, Inlet to Recirc Dosing Valve Compartment 4, Train 2	311214-0E-90214	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.297	Airslide, After Recirc Dosing Valve Compartment 4 to Train 2 South Airslide	311214-0E-90214	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.298	Exp Joint, South Waste Ash Disposal Bin Vent to Compartment 4, Train 2	311214-0E-90214	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.299	Exp Joint, South Waste Ash Disposal Bin Vent to Compartment 4, Train 2	311214-0E-90214	1	Each	57.2	[**]	[**]	[**]	[**]	[**]	B / S
.300	Knife Gate, Manual, Bottom of Compartment 5, Train 2	311214-0E-90215	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.301	Hopper Heaters, Compartment 5, Train 2	311214-0E-90215	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.302	Fabric Filter System, Compartment 5, Train 2	311214-0E-90215	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.303	Inlet Butterfly Damper Compartment 5, Train 2	311214-0E-90215	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.304	Inlet Butterfly Damper Compartment 5, Train 2	311214-0E-90215	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.305	Dosing Valve to Airslide, Compartment 5, Train 2	311214-0E-90215	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.306	Outlet Poppet Damper Compartment 5, Train 2	311214-0E-90215	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.307	Outlet Poppet Damper Compartment 5, Train 2	311214-0E-90215	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.308	Outlet Poppet Damper Compartment 5, Train 2	311214-0E-90215	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.309	Fabric Filter Pulse Air Timer Panel, Compartment 5, Train 2	311214-0E-90215	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.310	Fabric Filter Pulse Air Timer Panel, Compartment 5, Train 2	311214-0E-90215	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.311	Fabric Filter Pulse Air Timer Panel, Compartment 5, Train 2	311214-0E-90215	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.312	Expansion Joint, Compartment 5 Hopper Dosing Valve Discharge, Train 2	311214-0E-90215	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.313	Airslide, Inlet to Recirc Dosing Valve Compartment 5, Train 2	311214-0E-90215	1	Each	288.0	[**]	[**]	[**]	[**]	[**]	B
.314	Knife Gate, Manual, Bottom of Compartment 6, Train 2	311214-0E-90216	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.315	Hopper Heaters, Compartment 6, Train 2	311214-0E-90216	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	S
.316	Fabric Filter System, Compartment 6, Train 2	311214-0E-90216	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.317	Inlet Butterfly Damper Compartment 6, Train 2	311214-0E-90216	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.318	Inlet Butterfly Damper Compartment 6, Train 2	311214-0E-90216	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.319	Dosing Valve to Airslide, Compartment 6, Train 2	311214-0E-90216	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.320	Outlet Poppet Damper Compartment 6, Train 2	311214-0E-90216	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.321	Outlet Poppet Damper Compartment 6, Train 2	311214-0E-90216	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.322	Outlet Poppet Damper Compartment 6, Train 2	311214-0E-90216	1	Each	0.0	[**]	[**]	[**]	[**]	[**]
.323	Fabric Filter Pulse Air Timer Panel, Compartment 6, Train 2	311214-0E-90216	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.324	Fabric Filter Pulse Air Timer Panel, Compartment 6, Train 2	311214-0E-90216	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.325	Fabric Filter Pulse Air Timer Panel, Compartment 6, Train 2	311214-0E-90216	1	Each	9.0	[**]	[**]	[**]	[**]	[**]	S
.326	Expansion Joint, Compartment 6 Hopper Dosing Valve Discharge, Train 2	311214-0E-90216	1	Each	18.0	[**]	[**]	[**]	[**]	[**]	B
.327	Airslide, Inlet to Recirc Dosing Valve Compartment 6, Train 2	311214-0E-90216	1	Each	240.0	[**]	[**]	[**]	[**]	[**]	B
.328	Pulse Header - Compartment 1, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.329	Pulse Header - Compartment 1, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.330	Pulse Header - Compartment 1, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.331	Pulse Header - Compartment 2, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
123 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.332	Pulse Header - Compartment 2, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.333	Pulse Header - Compartment 2, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.334	Pulse Header - Compartment 3, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.335	Pulse Header - Compartment 3, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.336	Pulse Header - Compartment 3, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.337	Pulse Header - Compartment 4, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.338	Pulse Header - Compartment 4, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.339	Pulse Header - Compartment 4, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.340	Pulse Header - Compartment 5, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.341	Pulse Header - Compartment 5, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.342	Pulse Header - Compartment 5, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.343	Pulse Header - Compartment 6, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.344	Pulse Header - Compartment 6, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.345	Pulse Header - Compartment 6, Train 2	311214-0E-90218	1	Each	94.3	[**]	[**]	[**]	[**]	[**]	S
.346	Fan Package w/Motor, East Low Pressure Fluidizing Air, Train 2	311214-0E-90220	1	Each	54.0	[**]	[**]	[**]	[**]	[**]	B
.347	Fan Package w/Motor, West Low Pressure Fluidizing Air, Train 2	311214-0E-90220	1	Each	54.0	[**]	[**]	[**]	[**]	[**]	B
.348	Low Pressure Fluidizing Air Heater Assembly, Train 2	311214-0E-90220	1	Each	12.0	[**]	[**]	[**]	[**]	[**]	B
.349	Fan Package w/Motor, East Medium Pressure Fluidizing Air, Train 2	311214-0E-90222	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.350	Fan Package w/Motor, West Medium Pressure Fluidizing Air, Train 2	311214-0E-90222	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.351	Medium Pressure Fluidizing Air Heater Assembly, Train 2	311214-0E-90222	1	Each	12.0	[**]	[**]	[**]	[**]	[**]	B
.352	Receiver, Compressed Air, Train 2	311214-0E-90288	1	Each	262.1	[**]	[**]	[**]	[**]	[**]	S
.353	Blower Package - Pebble Lime Truck Unloading Blower	311214-0E-90301	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.354	Blower Package - Hydrated Lime Truck Unloading Blower	311214-0E-90301	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.355	Truck Unloading Control Panel	311214-0E-90301	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.356	Truck Unloading Control Panel	311214-0E-90301	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.357	Knife Gate, Manual - Pebble Lime Storage Silo Shutoff	311214-0E-90302	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.358	Fan - Pebble Lime Storage Silo Vent Fan	311214-0E-90302	1	Each	76.0	[**]	[**]	[**]	[**]	[**]	B
.359	Dust Collector - Pebble Lime Storage Silo	311214-0E-90302	1	Each	140.0	[**]	[**]	[**]	[**]	[**]	B
.360	Diverter Valve, Automated - Pebble Lime Storage Silo Outlet	311214-0E-90302	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.361	Bin Activator w/ Expansion Joints - Pebble Lime Storage Silo	311214-0E-90302	1	Each	86.0	[**]	[**]	[**]	[**]	[**]	B
.362	Relief Valve - Pebble Lime Storage Silo	311214-0E-90302	1	Each	4.0	[**]	[**]	[**]	[**]	[**]	B
.363	Pebble Lime Storage Silo	311214-0E-90302	1	Each	2909.0	[**]	[**]	[**]	[**]	[**]	S
.364	Backdraft Damper - Pebble Lime Feed Silo Vent Fan	311214-0E-90303	1	Each	6.0	[**]	[**]	[**]	[**]	[**]	B
.365	Knife Gate, Manual - Pebble Lime Feed Silo Shutoff	311214-0E-90303	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.366	Fan - Pebble Lime Feed Silo Vent Fan	311214-0E-90303	1	Each	100.0	[**]	[**]	[**]	[**]	[**]	B
.367	Blower Package, North Pebble Lime Transport	311214-0E-90303	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.368	Blower Package, South Pebble Lime Transport	311214-0E-90303	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.369	Dust Collector - Pebble Lime Feed Silo	311214-0E-90303	1	Each	80.0	[**]	[**]	[**]	[**]	[**]	B
.370	Knife Gate, Automated - Pebble Lime Feed Silo Shutoff	311214-0E-90303	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.371	Expansion Joint, Pebble Lime Feed Silo Vent System	311214-0E-90303	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.372	Bin Activator w/ Expansion Joints - Pebble Lime Feed Silo	311214-0E-90303	1	Each	66.0	[**]	[**]	[**]	[**]	[**]	B
.373	Expansion Joint, Inlet to Pebble Lime Metering Feeder, North	311214-0E-90303	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.374	Expansion Joint, Inlet to Pebble Lime Metering Feeder, South	311214-0E-90303	1	Each	8.0	[**]	[**]	[**]	[**]	[**]	B
.375	Metering Feeder, North Pebble Lime	311214-0E-90303	1	Each	42.0	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
124 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.376	Metering Feeder, South Pebble Lime	311214-0E-90303	1	Each	42.0	[**]	[**]	[**]	[**]	[**]	B
.377	Transfer Feeder w/ Vent Bin & Tee, North Pebble Lime	311214-0E-90303	1	Each	88.0	[**]	[**]	[**]	[**]	[**]	B
.378	Transfer Feeder w/ Vent Bin & Tee, South Pebble Lime	311214-0E-90303	1	Each	88.0	[**]	[**]	[**]	[**]	[**]	B
.379	Relief Valve - Pebble Lime Feed Silo	311214-0E-90303	1	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.380	Pebble Lime Feed Silo	311214-0E-90303	1	Each	66.0	[**]	[**]	[**]	[**]	[**]	B
.381	Backdraft Damper, - Hydrator Vent Fan	311214-0E-90304	1	Each	100.0	[**]	[**]	[**]	[**]	[**]	B
.382	Fan, - Hydrator Dust Collector Vent	311214-0E-90304	1	Each	180.0	[**]	[**]	[**]	[**]	[**]	B
.383	Fan, - Start-Up Heater Circulation Fan	311214-0E-90304	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.384	Heater, - Dust Collector Start-Up Heater	311214-0E-90304	1	Each	40.0	[**]	[**]	[**]	[**]	[**]	B
.385	Dust Collector, - Hydrator	311214-0E-90304	1	Each	180.0	[**]	[**]	[**]	[**]	[**]	B
.386	Knife Gate, Automated - Hydrator Drain Gate	311214-0E-90304	1	Each	41.4	[**]	[**]	[**]	[**]	[**]	B / S
.387	Knife Gate, Automated - Hydrator Grit Disposal Gate	311214-0E-90304	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B / S
.388	Knife Gate, Automated - Hydrator Grit Disposal Gate	311214-0E-90304	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B / S
.389	Knife Gate, Automated - Hydrator Grit Disposal Gate	311214-0E-90304	1	Each	31.0	[**]	[**]	[**]	[**]	[**]	B / S
.390	Knife Gate, Automated - Start-Up Fan Inlet Gate	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.391	Knife Gate, Automated - Start-Up Fan Outlet Gate	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.392	Knife Gate, Automated - Start-Up Fan Outlet Gate	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.393	Knife Gate, Automated - Start-Up Fan Outlet Gate	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.394	Weight Belt Feeder, - Pebble Lime	311214-0E-90304	1	Each	92.0	[**]	[**]	[**]	[**]	[**]	B
.395	Lime Hydrator, (Includes Mixing and Seasoning Chambers)	311214-0E-90304	1	Each	190.0	[**]	[**]	[**]	[**]	[**]	B
.396	Expansion Joint, Seasoning Chamber to Transistion	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.397	Expansion Joint, Outlet from Dust Collector Vent Fan	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.398	Expansion Joint, Inlet to Dust Collector Vent Fan	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.399	Expansion Joint, Hydrator to S/U Htr Fan	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.400	Expansion Joint, Hydrator S/U Htr Fan to S/U Htr	311214-0E-90304	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.401	Blower Enclosure, North Hydrated Lime Transfer	311214-0E-90305	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.402	Blower Enclosure, South Hydrated Lime Transfer	311214-0E-90305	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.403	Diverter Valve, Automated - Hydrated Lime	311214-0E-90305	1	Each	16.0	[**]	[**]	[**]	[**]	[**]	B
.404	Expansion Joint, Inlet to North Hydrated Lime Metering Feeder	311214-0E-90305	1	Each	50.0	[**]	[**]	[**]	[**]	[**]	B
.405	Expansion Joint, Inlet to South Hydrated Lime Metering Feeder	311214-0E-90305	1	Each	42.0	[**]	[**]	[**]	[**]	[**]	B
.406	Metering Feeder, North Hydrated Lime	311214-0E-90305	1	Each	12.0	[**]	[**]	[**]	[**]	[**]	B
.407	Metering Feeder, South Hydrated Lime	311214-0E-90305	1	Each	12.0	[**]	[**]	[**]	[**]	[**]	B
.408	Transfer Feeder w/ Vent Bin & Tee, North Hydrated Lime	311214-0E-90305	1	Each	26.0	[**]	[**]	[**]	[**]	[**]	B
.409	Transfer Feeder w/ Vent Bin & Tee, South Hydrated Lime	311214-0E-90305	1	Each	26.0	[**]	[**]	[**]	[**]	[**]	B
.410	Expansion Joint, North Transfer Feeder to Hydrated Lime Silo	311214-0E-90305	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.411	Expansion Joint, South Transfer Feeder to Hydrated Lime Silo	311214-0E-90305	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.412	Heater, - Hydrator Water	311214-0E-90306	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.413	Pump w/Motor, North Hydrator Water Pump	311214-0E-90306	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.414	Pump w/Motor, South Hydrator Water Pump	311214-0E-90306	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.415	Tank, Hydrator Feed Water	311214-0E-90306	1	Each	20.0	[**]	[**]	[**]	[**]	[**]	B
.416	Fan w/Motor, Hydrated Lime Silo Vent	311214-0E-90307	1	Each	84.0	[**]	[**]	[**]	[**]	[**]	B
.417	Dust Collector, Hydrated Lime Silo	311214-0E-90307	1	Each	160.0	[**]	[**]	[**]	[**]	[**]	B
.418	Knife Gate, Manual, Train 1 to Hydrated Lime Weigh Bin, North	311214-0E-90307	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.419	Knife Gate, Manual, Train 1 to Hydrated Lime Weigh Bin, South	311214-0E-90307	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
125 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.420	Knife Gate, Manual, Train 2 to Hydrated Lime Weigh Bin, North	311214-0E-90307	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.421	Knife Gate, Manual, Train 2 to Hydrated Lime Weigh Bin, South	311214-0E-90307	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.422	Relief Valve - Hydrated Lime Silo	311214-0E-90307	1	Each	23.7	[**]	[**]	[**]	[**]	[**]	B / S
.423	Silo, Hydrated Lime Silo	311214-0E-90307	1	Each	3078.0	[**]	[**]	[**]	[**]	[**]	B / S
.424	Tank, CFB Scrubber Cooling Water Tank	311214-0E-90310	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.425	Fan Package w/Motor, North Waste Ash Transport Blower	311214-0E-90320	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.426	Fan Package w/Motor, South Waste Ash Transport Blower	311214-0E-90320	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.427	Heater Assembly, Waste Ash Transport System (A-D)	311214-0E-90320	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
.428	Knife Gate, Manual - Disposal Chute to West Pin Mixer	311214-0E-90321	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.429	Knife Gate, Manual - Disposal Chute to Dry Truck Unloading	311214-0E-90321	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.430	Knife Gate, Manual - Disposal Chute to East Pin Mixer	311214-0E-90321	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.431	Fan - North, Disposal Silo Vent Fan	311214-0E-90321	1	Each	64.0	[**]	[**]	[**]	[**]	[**]	B
.432	Fan - South, Disposal Silo Vent Fan	311214-0E-90321	1	Each	64.0	[**]	[**]	[**]	[**]	[**]	B
.433	Dust Collector - North, Disposal Silo	311214-0E-90321	1	Each	140.0	[**]	[**]	[**]	[**]	[**]	B
.434	Dust Collector - South, Disposal Silo	311214-0E-90321	1	Each	140.0	[**]	[**]	[**]	[**]	[**]	B
.435	Relief Valve - Waste Ash Disposal Silo	311214-0E-90321	1	Each	23.7	[**]	[**]	[**]	[**]	[**]	B / S
.436	Waste Ash Disposal Silo	311214-0E-90321	1	Each	6091.0	[**]	[**]	[**]	[**]	[**]	S
.437	Fan - Dry Unloading Chute Vent	311214-0E-90322	1	Each	24.0	[**]	[**]	[**]	[**]	[**]	B
.438	Knife Gate, Automated - Waste Ash Disposal Silo to East Pin Mixer	311214-0E-90322	1	Each	34.0	[**]	[**]	[**]	[**]	[**]	B
.439	Knife Gate, Automated - Waste Ash Disposal Silo to West Pin Mixer	311214-0E-90322	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.440	Knife Gate, Automated - Waste Ash Disposal Silo to East Pin Mixer	311214-0E-90322	1	Each	34.0	[**]	[**]	[**]	[**]	[**]	B
.441	Knife Gate, Automated - Waste Ash Disposal Silo to West Pin Mixer	311214-0E-90322	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.442	Knife Gate, Automated - Waste Storage Silo Discharge	311214-0E-90322	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.443	Pin Mixer, East Disposal	311214-0E-90322	1	Each	118.0	[**]	[**]	[**]	[**]	[**]	B
.444	Pin Mixer, West Disposal	311214-0E-90322	1	Each	166.0	[**]	[**]	[**]	[**]	[**]	B
.445	Expansion Joint, Dry Unloading Chute Vent Fan Inlet	311214-0E-90322	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.446	Expansion Joint, Dry Unloading Chute Vent Fan Outlet	311214-0E-90322	1	Each	10.0	[**]	[**]	[**]	[**]	[**]	B
.447	Chute - Retractable, Waste Storage Silo Dry Unloading	311214-0E-90322	1	Each	84.0	[**]	[**]	[**]	[**]	[**]	B
.448	Control Panel, Waste Disposal Truck Loading	311214-0E-90322	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.449	Control Panel, East Disposal Pin Mixer	311214-0E-90322	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.450	Control Panel, West Disposal Pin Mixer	311214-0E-90322	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.451	Fan Package w/Motor, East Disposal Silo Fluidizing Air Blower	311214-0E-90323	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.452	Fan Package w/Motor, West Disposal Silo Fluidizing Air Blower	311214-0E-90323	1	Each	74.0	[**]	[**]	[**]	[**]	[**]	B
.453	Heater Assembly, Waste Disposal Fluidizing Air (A-D)	311214-0E-90323	1	Each	14.0	[**]	[**]	[**]	[**]	[**]	B
~~.454~~	~~Insulation of Allied Equipment~~		~~1~~	~~Lot~~	~~0.0~~	~~[**]~~	~~[**]~~	~~[**]~~	~~[**]~~	~~[**]~~		~~Add. 1~~
.455	Installation of Fluidizing Air Pads - Compartments 1 - 6 - Train 1 & 2		12	Each	2300.0	[**]	[**]	[**]	[**]	[**]	B
.456	PJFF Train 1 Erection		750	tons	31200.0	[**]	[**]	[**]	[**]	[**]	B
.457	PJEFF Train 2 Erection		750	tons	31200.0	[**]	[**]	[**]	[**]	[**]	B
.458	Installation of Bags and Cages		22032	Each	7709.0	[**]	[**]	[**]	[**]	[**]	B	Add. 1
	Total for 1.1 - Erection of DFGD Equipment	--			135628.7	[**]	[**]	[**]	[**]	[**]
1.2	Supply and Erection of Equipment Designed by Allied Environmental Solutions, Inc. (AESI)											Add. 1
.1	Insulation of Allied Equipment		1	Lot	4705.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.2	Intake Louver at PJFF / Scrubber Enclosure - Grade Level	311214-0V-71404	7	Each	168.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
126 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.3	Intake Louver at PJFF / Scrubber Enclosure - Second Level	311214-0V-71404	7	Each	168.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.4	Intake Louver at PJFF / Scrubber Enclosure - Third Level	311214-0V-71404	9	Each	288.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.5	Intake Louver at Scrubber Enclosure - Fourth Level	311214-0V-71404	4	Each	144.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.6	Intake Louver at Enclosed Stairwell Between Scrubbers	311214-0V-71404	2	Each	16.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.7	Intake Louver at PJFF Walk-in Access Plenum for Train 1	311214-0V-71404	3	Each	36.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.8	Intake Louver at PJFF Walk-in Access Plenum for Train 2	311214-0V-71405	3	Each	36.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.9	Intake Louver at PJFF Walk-in Access Plenum for Trains 1 & 2	311214-0V-71405	2	Each	32.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.10	Intake Louver at PJFF Train 1 Roof Enclosure	311214-0V-71405	3	Each	48.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.11	Intake Louver at PJFF Train 2 Roof Enclosure	311214-0V-71405	3	Each	48.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.12	Intake Louver at Hydrated Lime Storage Silo Roof Enclosre	311214-0V-71405	2	Each	32.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.13	Intake Louver at Waste Ash Disposal Silo Roof Enclosre	311214-0V-71405	2	Each	44.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.14	Intake Louver at Pebble Lime Storage Silo Roof Enclosre	311214-0V-71405	2	Each	32.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.15	Intake Louver at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Grade Level	311214-0V-71406	5	Each	120.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.16	Intake Louver at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Second Level	311214-0V-71406	4	Each	96.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.17	Intake Louver at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Third Level	311214-0V-71406	4	Each	128.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.18	Exhaust Fan - PJFF / Scrubber Enclosure at Grade	311214-0V-71407	6	Each	104.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.19	Exhaust Fan - PJFF / Scrubber Enclosure at Second Level	311214-0V-71407	7	Each	178.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.20	Exhaust Fan - PJFF / Scrubber Enclosure at Third Level	311214-0V-71407	8	Each	203.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.21	Exhaust Fan - Scrubber Enclosure at Fourth Level	311214-0V-71407	3	Each	100.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.22	Exhaust Fan - Enclosed Stairwell Between Scrubbers	311214-0V-71407	2	Each	27.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.23	Exhaust Fan - PFJJ Walk-in Access Plenum for Train 1	311214-0V-71407	3	Each	76.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.24	Exhaust Fan - PFJJ Walk-in Access Plenum for Train 2	311214-0V-71408	3	Each	76.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.25	Exhaust Fan - PFJJ Walk-in Access Plenum Between Trains 1 & 2	311214-0V-71408	2	Each	51.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.26	Exhaust Fan - PFJJ Train 1 Roof Enclosure	311214-0V-71408	3	Each	76.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.27	Exhaust Fan - PFJJ Train 2 Roof Enclosure	311214-0V-71408	3	Each	76.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.28	Exhaust Fan - Hydrated Lime Storage Silo Roof Enclosure	311214-0V-71408	2	Each	51.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.29	Exhaust Fan - Waste Ash Disposal Silo Roof Enclosure	311214-0V-71408	2	Each	51.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.30	Exhaust Fan - Pebble Lime Storage Silo Roof Enclosure	311214-0V-71408	2	Each	51.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.31	Exhaust Fan at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Grade Level	311214-0V-71408	4	Each	101.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.32	Exhaust Fan at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Second Level	311214-0V-71408	3	Each	76.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.33	Exhaust Fan at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Third Level	311214-0V-71408	3	Each	100.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.34	Unit Heater - PJFF / Scrubber Enclosure at Grade	311214-0V-71409	19	Each	297.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.35	Unit Heater - PJFF / Scrubber Enclosure at Second Level	311214-0V-71409	21	Each	328.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.36	Unit Heater - PJFF / Scrubber Enclosure at Third Level	311214-0V-71409	22	Each	344.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.37	Unit Heater - Scrubber Enclosure at Fourth Level	311214-0V-71409	8	Each	144.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.38	Unit Heater at Enclosed Stairwell Between Scrubbers	311214-0V-71410	2	Each	36.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.39	Unit Heater at PJFF Walk-in Access Plenum for Train 1	311214-0V-71410	3	Each	61.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.40	Unit Heater at PJFF Walk-in Access Plenum for Train 2	311214-0V-71410	3	Each	61.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.41	Unit Heater at PJFF Walk-in Access Plenum for Trains 1 & 2	311214-0V-71410	3	Each	61.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.42	Unit Heater at PJFF Train 1 Roof Enclosure	311214-0V-71410	3	Each	61.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.43	Unit Heater at PJFF Train 2 Roof Enclosure	311214-0V-71410	3	Each	61.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.44	Unit Heater at Hydrated Lime Storage Silo Roof Enclosre	311214-0V-71410	2	Each	41.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.45	Unit Heater at Waste Ash Disposal Silo Roof Enclosre	311214-0V-71410	2	Each	41.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.46	Unit Heater at Pebble Lime Storage Silo Roof Enclosre	311214-0V-71410	2	Each	41.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
127 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.47	Unit Heater at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Grade Level		311214-0V-71410	7	Each	110.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.48	Unit Heater at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Second Level		311214-0V-71410	3	Each	46.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.49	Unit Heater at Enclosure for Lower Portions of Waste Ash and Pebble Lime Storage Silos - Third Level		311214-0V-71410	3	Each	46.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Total for 1.2 - Supply and Erection of Equipment Designed by Allied Environmental Solutions, Inc. (AESI		--			9321.4	[**]	[**]	[**]	[**]	[**]

2.0	Erection of Piping Systems Supplied by Allied Environmental Solutions, Inc. (AESI)

2.1	Truck Unloading System
.1	Pebble Lime Conveyor Pipe - Carbon Steel 4” Schedule 40			150	Ft.	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	4” pebble lime truck connections			4	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	4” 45° elbows			10	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	4” 90° elbows			10	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Total for 2.1 - Erection of Truck Unloading Piping System					230.6	[**]	[**]	[**]	[**]	[**]

2.2	Hydrated Lime Transfer Piping System													Add. 1
.1	6” sch 40 carbon steel pipe	- Section A-A	14-1/11402.131D,.133D,.164D & .184D	115	LF	72.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	6” cs butterfly valve manual	- Section A-A	14-1/11402.131D,.133D,.164D & .184D	2	Each	6.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	6” cs butterfly valve automatic	- Section A-A	14-1/11402.131D,.133D,.164D & .184D	2	Each	13.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	6” sch 40 bw, cs long radius 90° elbow	- Section C-C	14-1/11327.134D, .164D & .1	5	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.5	6” sch 40 carbon steel pipe	- Section C-C	14-1/11327.134D, .164D & .1	6	LF	3.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.6	6” sch 40 cs, bw tee	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.7	6” sch 40 carbon steel pipe	- Section C-C	14-1/11327.134D, .164D & .1	10	LF	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.8	6” sch 40 cs, bw tee	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.9	6” x 4” sch 40 cs, bw reducer	- Section C-C	14-1/11327.134D, .164D & .1	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.10	4” sch 40 carbon steel pipe	- Section C-C	14-1/11327.134D, .164D & .1	8	LF	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.11	4” sch 40 bw, cs long radius 90° elbow	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.12	4” sch 40 carbon steel pipe	- Section C-C	14-1/11327.134D, .164D & .1	17	LF	7.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.13	4” cs butterfly valve manual	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.14	4” sch 40 carbon steel pipe	- Section C-C	14-1/11327.134D, .164D & .1	11	LF	4.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.15	4” sch 40 bw, cs long radius 90° elbow	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.16	4” cs butterfly valve manual	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.17	4” sch 40 carbon steel pipe	- Section C-C	14-1/11327.134D, .164D & .1	4	LF	1.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.18	4” sch 40 bw, cs long radius 90° elbow	- Section C-C	14-1/11327.134D, .164D & .1	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.19	Detail ”2”		14-1/11327.134D	8	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.20	Section ”D-D”		14-1/11327.134D	5	Each	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
128 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

.21	4” sch 40 carbon steel pipe	- Section A-A, Train 1	14-1/11402.131D &.133D	27	LF	11.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.22	4” sch 40 bw, cs long radius 90° elbow	- Section A-A, Train 1	14-1/11402.131D &.133D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.23	4” sch 40 carbon steel pipe	- Train 1	14-1/11402.133D & .164D	21	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.24	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11402.133D & .164D	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.25	4” sch 40 carbon steel pipe	- Train 1	14-1/11402.133D & .164D	2	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.26	4” x 2-1/2” sch 40 cs, bw reducer	- Train 1	14-1/11402.133D & .164D	2	Each	6.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.27	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11402.133D & .164D	18	LF	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.28	2-1/2” cs butterfly valve manual	- Train 1	14-1/11402.133D & .164D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.29	2-1/2” x 1” sch 40 cs, bw reducer	- Train 1	14-1/11402.133D & .164D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.30	1” sch 80 carbon steel pipe	- Train 1	14-1/11402.133D & .164D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.31	1” NPTF Tap	- Train 1	14-1/11402.133D & .164D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.32	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11402.133D & .164D	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.33	2-1/2” x 1-1/2” sch 40 cs, bw reducer	- Train 1	14-1/11402.133D & .164D	4	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.34	1-1/2” cs butterfly valve manual	- Train 1	14-1/11402.133D & .164D	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.35	1-1/2” sch 80 carbon steel pipe	- Train 1	14-1/11402.133D & .164D	38	LF	6.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.36	1-1/2” sch 80 bw, cs long radius 90° elbow	- Train 1	14-1/11402.133D & .164D	10	Each	18.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.37	1-1/2” sch 80 carbon steel pipe	- Train 1	14-1/11402.133D & .164D	7	LF	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.38	1-1/2” sch 80 carbon steel pipe	- Section G-G, Train 1	14-1/11402.133D & .164D	7	LF	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.39	1-1/2” flexible hose	- Detail 1, Train 1	14-1/11402.133D & .164D	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.40	1-1/2” sch 80 carbon steel pipe	- Section H-H, Train 1	14-1/11402.133D & .164D	5	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.41	1-1/2” sch 80 carbon steel pipe	- Section I-I, Train 1	14-1/11402.133D & .164D	10	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.42	1-1/2” sch 80 carbon steel pipe	- Section J-J, Train 1	14-1/11402.133D & .164D	4	LF	0.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.43	4” sch 40 carbon steel pipe	- Section A-A, Train 2	14-1/11402.131D &.133D	27	LF	11.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.44	4” sch 40 bw, cs long radius 90° elbow	- Section A-A, Train 2	14-1/11402.131D &.133D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.45	4” sch 40 carbon steel pipe	- Train 2	14-1/11402.133D & .184D	21	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.46	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11402.133D & .184D	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.47	4” sch 40 carbon steel pipe	- Train 2	14-1/11402.133D & .184D	2	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.48	4” x 2-1/2” sch 40 cs, bw reducer	- Train 2	14-1/11402.133D & .184D	2	Each	6.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.49	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11402.133D & .184D	18	LF	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.50	2-1/2” cs butterfly valve manual	- Train 2	14-1/11402.133D & .184D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.51	2-1/2” x 1” sch 40 cs, bw reducer	- Train 2	14-1/11402.133D & .184D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.52	1” sch 80 carbon steel pipe	- Train 2	14-1/11402.133D & .184D	2	LF	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.53	1” NPTF Tap	- Train 2	14-1/11402.133D & .184D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.54	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11402.133D & .184D	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.55	2-1/2” x 1-1/2” sch 40 cs, bw reducer	- Train 2	14-1/11402.133D & .184D	4	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.56	1-1/2” cs butterfly valve manual	- Train 2	14-1/11402.133D & .184D	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.57	1-1/2” sch 80 carbon steel pipe	- Train 2	14-1/11402.133D & .184D	38	LF	6.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.58	1-1/2” sch 80 bw, cs long radius 90° elbow	- Train 2	14-1/11402.133D & .184D	10	Each	18.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.59	1-1/2” sch 80 carbon steel pipe	- Train 2	14-1/11402.133D & .184D	7	LF	110.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.60	1-1/2” sch 80 carbon steel pipe	- Section G-G, Train 2	14-1/11402.133D & .184D	7	LF	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.61	1-1/2” flexible hose	- Detail 1, Train 2	14-1/11402.133D & .184D	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.62	1-1/2” sch 80 carbon steel pipe	- Section H-H, Train 2	14-1/11402.133D & .184D	5	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.63	1-1/2” sch 80 carbon steel pipe	- Section I-I, Train 2	14-1/11402.133D & .184D	10	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.64	1-1/2” sch 80 carbon steel pipe	- Section J-J, Train 2	14-1/11402.133D & .184D	4	LF	0.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
129 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

.65	Aux steel, L3x3x1/4, 2’-2” lg.	14-1/11402.136D	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.66	6” U-bolt w/nuts, 5/8” dia washers	14-1/11402.136D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.67	Aux steel, L3x3x1/4, 2’-2” lg.	14-1/11402.136D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.68	4” U-bolt w/nuts, 1/2” dia washers	14-1/11402.136D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.69	Aux steel, L3x3x1/4, 1’-8” lg.	14-1/11402.136D	8	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.70	1-1/2” U-bolt w/nuts, 3/8” dia washers	14-1/11402.136D	8	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.71	5/8” threaded rod x 11.3’ lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.72	Clevis with clevis pin and cotter pins	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.73	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.74	Weldless eye nut	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.75	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.76	5/8” threaded rod x 1’-6 1/2” lg	14-1/11402.136D	6	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.77	Clevis with clevis pin and cotter pins	14-1/11402.136D	6	Each	1.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.78	5/8” hex nut	14-1/11402.136D	12	Each	0.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.79	Weldless eye nut	14-1/11402.136D	6	Each	1.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.80	Pipe clamp for 4” pipe	14-1/11402.136D	6	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.81	5/8” threaded rod x 1’-9” lg	14-1/11402.136D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.82	Clevis with clevis pin and cotter pins	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.83	5/8” hex nut	14-1/11402.136D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.84	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.85	Pipe clamp for 4” pipe	14-1/11402.136D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.86	5/8” threaded rod x 14’-4 1/2” lg	14-1/11402.136D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.87	Welded beam attachment	14-1/11402.136D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.88	5/8” hex nut	14-1/11402.136D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.89	Weldless eye nut	14-1/11402.136D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.90	Pipe clamp for 6” pipe	14-1/11402.136D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.91	5/8” threaded rod x 24-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.92	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.93	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.94	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.95	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.96	5/8” threaded rod x 69-1/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.97	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.98	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.99	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.100	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.101	5/8” threaded rod x 72-1/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.102	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.103	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.104	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.105	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.106	5/8” threaded rod x 72-1/8” lg	14-1/11402.136D	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.107	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.108	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
130 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.109	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.110	Pipe clamp for 2-1/2” pipe	14-1/11402.136D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.111	5/8” threaded rod x 80-1/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.112	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.113	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.114	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.115	Pipe clamp for 2-1/2” pipe	14-1/11402.136D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.116	5/8” threaded rod x 50-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.117	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.118	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.119	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.120	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.121	5/8” threaded rod x 54-3/4” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.122	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.123	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.124	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.125	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.126	5/8” threaded rod x 50-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.127	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.128	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.129	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.130	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.131	5/8” threaded rod x 28-15/16” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.132	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.133	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.134	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.135	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.136	5/8” threaded rod x 24-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.137	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.138	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.139	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.140	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.141	5/8” threaded rod x 69-1/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.142	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.143	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.144	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.145	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.146	5/8” threaded rod x 72-1/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.147	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.148	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.149	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.150	Pipe clamp for 4” pipe	14-1/11402.136D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.151	5/8” threaded rod x 72-1/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.152	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
131 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.153	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.154	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.155	Pipe clamp for 2-1/2” pipe	14-1/11402.136D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.156	5/8” threaded rod x 80-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.157	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.158	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.159	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.160	Pipe clamp for 2-1/2” pipe	14-1/11402.136D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.161	5/8” threaded rod x 50-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.162	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.163	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.164	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.165	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.166	5/8” threaded rod x 54-3/4” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.167	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.168	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.169	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.170	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.171	5/8” threaded rod x 50-1/2” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.172	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.173	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.174	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.175	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.176	5/8” threaded rod x 28-15/16” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.177	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.178	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.179	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.180	Pipe clamp for 1-1/2” pipe	14-1/11402.136D	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.181	5/8” threaded rod x 180-3/4” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.182	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.183	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.184	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.185	Pipe clamp for 6” pipe	14-1/11402.136D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.186	5/8” threaded rod x 180-3/4” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.187	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.188	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.189	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.190	Pipe clamp for 6” pipe	14-1/11402.136D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.191	5/8” threaded rod x 180-3/8” lg	14-1/11402.136D	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.192	Welded beam attachment	14-1/11402.136D	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.193	5/8” hex nut	14-1/11402.136D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.194	Weldless eye nut	14-1/11402.136D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.195	Pipe clamp for 6” pipe	14-1/11402.136D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Total for 2.2 - Erection of Hydrated Lime Transfer Piping System				826.3	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
132 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)

~~2.3~~	~~Hydrator Water Piping System~~													Add. 1
	Total for 2.3 - Erection of Hydrator Water Piping System													Add. 1

2.4	Cooling Water Piping System
.1	6” sch 40 carbon steel pipe	- Spool - C2N-10301-01	311214-0M-75211	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.2	6”-150# f.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10301-01	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.3	6”-150# full face gasket, 1/8” thk, garlock style 7986	- Spool - C2N-10301-01	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.4	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10301-01	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.5	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-10301-01	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.6	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-10301-01	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.7	6” sch 40 carbon steel pipe	- Spool - C2N-10301-02	311214-0M-75211	2	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.8	6” sch 40 bw, cs long radius 90° elbow	- Spool - C2N-10301-02	311214-0M-75211	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.9	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10301-02	311214-0M-75211	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.10	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-10301-02	311214-0M-75211	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.11	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-10301-02	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.12	6”-150# flanged gate valve (Velan fig. # 6” F-0064C-02TY)	- Spool - C2N-10301-02	311214-0M-75211	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.13	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-10301-02	311214-0M-75211	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.14	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-10301-02	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.15	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-10301-02	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.16	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-10301-02	311214-0M-75211	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.17	6” sch 40 carbon steel pipe	- Spool - C2N-10301-03	311214-0M-75211	4	LF	2.5	[**]	[**]	[**]	[**]	[**]	S
.18	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10301-03	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.19	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-10301-03	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.20	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-10301-03	311214-0M-75211	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.21	6” x 4” sch 40 bw, cs, ecc. reducer	- Spool - C2N-10301-03	311214-0M-75211	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.22	4”-300# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10301-03	311214-0M-75211	1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.23	4”-300# ring style gasket, 1/8” thk	- Spool - C2N-10301-03	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.24	3/4 - 10 x 4-1/2” stud w/ 2 nuts	- Spool - C2N-10301-03	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.25	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-10301-03	311214-0M-75211	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.26	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-10301-03	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.27	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-10301-03	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.28	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-10301-03	311214-0M-75211	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.29	4”-300# r.f. flg’d. x 12” f/f braided flex hose	- Spool - C2N-10301-03	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.30	6” sch 40 carbon steel pipe	- Spool - C2N-10303-01	311214-0M-75211	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.31	6”-150# f.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10303-01	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.32	6”-150# full face gasket, 1/8” thk, garlock style 7986	- Spool - C2N-10303-01	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.33	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10303-01	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.34	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-10303-01	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.35	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-10303-01	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.36	6” sch 40 carbon steel pipe	- Spool - C2N-10303-02	311214-0M-75211	3	LF	1.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
133 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.37	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10303-02	311214-0M-75211	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.38	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-10303-02	311214-0M-75211	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.39	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-10303-02	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.40	6”-150# flanged gate valve (Velan fig. # 6” F-0064C-02TY)	- Spool - C2N-10303-02	311214-0M-75211	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.41	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-10303-02	311214-0M-75211	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.42	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-10303-02	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.43	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-10303-02	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.44	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-10303-02	311214-0M-75211	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.45	6” sch 40 carbon steel pipe	- Spool - C2N-10303-03	311214-0M-75211	2	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.46	6” sch 40 bw, cs long radius 90° elbow	- Spool - C2N-10303-03	311214-0M-75211	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.47	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10303-03	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.48	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-10303-03	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.49	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-10303-03	311214-0M-75211	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.50	6” sch 40 carbon steel pipe	- Spool - C2N-10303-04	311214-0M-75211	4	LF	2.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.51	6” x 4” sch 40 bw, cs, ecc. reducer	- Spool - C2N-10303-04	311214-0M-75211	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.52	4”-300# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-10303-04	311214-0M-75211	1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.53	4”-300# ring style gasket, 1/8” thk	- Spool - C2N-10303-04	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.54	3/4 - 10 x 4-1/2” stud w/ 2 nuts	- Spool - C2N-10303-04	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.55	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-10303-04	311214-0M-75211	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.56	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-10303-04	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.57	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-10303-04	311214-0M-75211	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.58	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-10303-04	311214-0M-75211	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.59	4”-300# r.f. flg’d. x 12” f/f braided flex hose	- Spool - C2N-10303-04	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.60	6”-150# cs duplex strainer (w/100 mesh ss screen) Eaton filtration model 50	- Spool - C2N-10303-04	311214-0M-75211	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.61	6” sch 40 carbon steel pipe	- Spool - C2N-31001-01	311214-0M-75211	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.62	6”-150# f.f. wn. c.s. flange. bore sch 40	- Spool - C2N-31001-01	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.63	6”-150# full face gasket, 1/8” thk, garlock style 7986	- Spool - C2N-31001-01	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.64	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-31001-01	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.65	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-31001-01	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.66	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-31001-01	311214-0M-75211	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.67	6” sch 40 carbon steel pipe	- Spool - C2N-31001-02	311214-0M-75211	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.68	6” sch 40 bw, cs long radius 45° elbow	- Spool - C2N-31001-02	311214-0M-75211	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.69	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-31001-02	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.70	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-31001-02	311214-0M-75211	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.71	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-31001-02	311214-0M-75211	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.72	6”-150# flanged gate valve (Velan fig. # 6” F-0064C-02TY)	- Spool - C2N-31001-02	311214-0M-75211	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.73	4” sch 80 carbon steel pipe	- Spool - C3N-10302-01	311214-0M-75212	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.74	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10302-01	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.75	4”x2-1/2” sch 80 bw cs conc. reducer	- Spool - C3N-10302-01	311214-0M-75212	1	Each	3.4	[**]	[**]	[**]	[**]	[**]	S
.76	2-1/2” - 600# r.f. cs wn flange - bore sch 80	- Spool - C3N-10302-01	311214-0M-75212	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.77	2-1/2” - 600# ring style gasket, 1/8” thk	- Spool - C3N-10302-01	311214-0M-75212	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.78	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-10302-01	311214-0M-75212	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.79	2-1/2”-600# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-10302-01	311214-0M-75212	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.80	4” sch 80 carbon steel pipe	- Spool - C3N-10302-02	311214-0M-75212	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
134 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.81	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10302-02	311214-0M-75212	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S
.82	4”-300# bw cs swing check valve (Velan fig. # 4”B-2114C-02TY)	- Spool - C3N-10302-02	311214-0M-75212	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.83	1” x 4” - 3000# cs sockolet	- Spool - C3N-10302-02	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.84	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-10302-02	311214-0M-75212	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.85	1” -800 psig. cs sw globe valve (Velan fig. # 1” W-2074B-02TY)	- Spool - C3N-10302-02	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.86	1/2” x 4” - 3000# cs sockolet	- Spool - C3N-10302-02	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.87	1/2” x 3” lg. sch 80 cs nipple	- Spool - C3N-10302-02	311214-0M-75212	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.88	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-10302-02	311214-0M-75212	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.89	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-10302-02	311214-0M-75212	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.90	4” sch 80 carbon steel pipe	- Spool - C3N-10302-03	311214-0M-75212	21	LF	8.8	[**]	[**]	[**]	[**]	[**]	S
.91	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10302-03	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.92	1” x 4” - 3000# cs sockolet	- Spool - C3N-10302-03	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.93	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-10302-03	311214-0M-75212	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.94	1” -800 psig. cs sw globe valve (Velan fig. # 1” W-2074B-02TY)	- Spool - C3N-10302-03	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.95	4” sch 80 carbon steel pipe	- Spool - C3N-10304-01	311214-0M-75212	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.96	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10304-01	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.97	4”x2-1/2” sch 80 bw cs conc. reducer	- Spool - C3N-10304-01	311214-0M-75212	1	Each	3.4	[**]	[**]	[**]	[**]	[**]	S
.98	2-1/2” - 600# r.f. cs wn flange - bore sch 80	- Spool - C3N-10304-01	311214-0M-75212	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.99	2-1/2” - 600# ring style gasket, 1/8” thk	- Spool - C3N-10304-01	311214-0M-75212	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.100	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-10304-01	311214-0M-75212	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.101	2-1/2”-600# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-10304-01	311214-0M-75212	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.102	4” sch 80 carbon steel pipe	- Spool - C3N-10304-02	311214-0M-75212	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.103	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10304-02	311214-0M-75212	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S
.104	4”-300# bw cs swing check valve (Velan fig. # 4”B-2114C-02TY)	- Spool - C3N-10304-02	311214-0M-75212	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.105	1” x 4” - 3000# cs sockolet	- Spool - C3N-10304-02	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.106	4” sch 80 carbon steel pipe	- Spool - C3N-10304-03	311214-0M-75212	18	LF	7.5	[**]	[**]	[**]	[**]	[**]	S
.107	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10304-03	311214-0M-75212	121	Each	507.4	[**]	[**]	[**]	[**]	[**]	S
.108	1” x 4” - 3000# cs sockolet	- Spool - C3N-10304-03	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.109	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-10304-03	311214-0M-75212	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.110	1” -800 psig. cs sw globe valve (Velan fig. # 1” W-2074B-02TY)	- Spool - C3N-10304-03	311214-0M-75212	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.111	4” sch 80 carbon steel pipe	- Spool - C3N-10310-01	311214-0M-75212	15	LF	6.3	[**]	[**]	[**]	[**]	[**]	S
.112	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10310-01	311214-0M-75212	7	Each	29.4	[**]	[**]	[**]	[**]	[**]	S
.113	4” sch 80 bw, cs tee	- Spool - C3N-10310-01	311214-0M-75212	6	Each	37.7	[**]	[**]	[**]	[**]	[**]	S
.114	4”x2-1/2” sch 80 bw, cs reducer	- Spool - C3N-10310-01	311214-0M-75212	2	Each	6.8	[**]	[**]	[**]	[**]	[**]	S
.115	4”-300# bw cs gate valve (Velan fig. # 4” B-1064C-02TY)	- Spool - C3N-10310-01	311214-0M-75212	5	Each	19.7	[**]	[**]	[**]	[**]	[**]	S
.116	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10310-01	311214-0M-75212	5	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.117	2-1/2” sch 80 bw, cs tee	- Spool - C3N-10310-01	311214-0M-75212	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.118	2-1/2”-300# bw cs gate valve (Velan fig. # 2-1/2” B-1064C-02TY)	- Spool - C3N-10310-01	311214-0M-75212	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S
.119	4” sch 80 carbon steel pipe	- Spool - C3N-10310-02	311214-0M-75212	27	LF	11.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.120	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10310-02	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.121	4” sch 80 carbon steel pipe	- Spool - C3N-10310-03	311214-0M-75212	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.122	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10310-03	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.123	4” sch 80 carbon steel pipe	- Spool - C3N-10310-04	311214-0M-75212	38	LF	15.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.124	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10310-04	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
135 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.125	4” sch 80 carbon steel pipe	- Spool - C3N-10310-05	311214-0M-75213	2	LF	0.8	[**]	[**]	[**]	[**]	[**]	S
.126	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10310-05	311214-0M-75213	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.127	4” sch 80 carbon steel pipe	- Spool - C3N-10310-06	311214-0M-75213	1	LF	0.4	[**]	[**]	[**]	[**]	[**]	S
.128	4” sch 80 bw, cs 45° elbow	- Spool - C3N-10310-06	311214-0M-75213	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.129	6” sch 80 bw, cs tee	- Spool - C3N-10310-06	311214-0M-75213	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S
.130	6”x4” sch 80 bw, cs reducer	- Spool - C3N-10310-06	311214-0M-75213	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.131	6” sch 80 carbon steel pipe	- Spool - C3N-10313-01	311214-0M-75213	11	LF	6.9	[**]	[**]	[**]	[**]	[**]	S
.132	6” sch 80 carbon steel pipe	- Spool - C3N-10313-02	311214-0M-75213	22	LF	13.8	[**]	[**]	[**]	[**]	[**]	S
.133	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-02	311214-0M-75213	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.134	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-02	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.135	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10313-02	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.136	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-02	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.137	6” sch 80 carbon steel pipe	- Spool - C3N-10313-03	311214-0M-75213	18	LF	11.3	[**]	[**]	[**]	[**]	[**]	S
.138	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-03	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.139	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10313-03	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.140	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-03	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.141	6” sch 80 carbon steel pipe	- Spool - C3N-10313-04	311214-0M-75213	25	LF	15.7	[**]	[**]	[**]	[**]	[**]	S
.142	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-04	311214-0M-75213	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.143	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-04	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.144	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10313-04	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.145	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-04	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.146	6” sch 80 carbon steel pipe	- Spool - C3N-10313-05	311214-0M-75213	13	LF	8.2	[**]	[**]	[**]	[**]	[**]	S
.147	6” sch 80 carbon steel pipe	- Spool - C3N-10313-06	311214-0M-75213	18	LF	11.3	[**]	[**]	[**]	[**]	[**]	S
.148	6” sch 80 carbon steel pipe	- Spool - C3N-10313-07	311214-0M-75213	22	LF	13.8	[**]	[**]	[**]	[**]	[**]	S
.149	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-07	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.150	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10313-07	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.151	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-07	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.152	6” sch 80 carbon steel pipe	- Spool - C3N-10313-08	311214-0M-75213	26	LF	16.4	[**]	[**]	[**]	[**]	[**]	S
.153	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-08	311214-0M-75213	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.154	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-08	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.155	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10313-08	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.156	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-08	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.157	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10321-01	311214-0M-75213	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S
.158	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10327-01	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.159	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10321-02	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.160	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10327-02	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.161	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10323-01	311214-0M-75213	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.162	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10325-01	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.163	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10321-03	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.164	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10323-03	311214-0M-75213	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.165	2-1/2” - 300# ring style gasket	- Spool - C3N-10325-03	311214-0M-75213	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.166	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-10327-03	311214-0M-75213	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.167	2-1/2”-300# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-10327-03	311214-0M-75213	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.168	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10329-03	311214-0M-75213	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
136 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.169	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10331-03	311214-0M-75213	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.170	2-1/2” - 300# ring style gasket	- Spool - C3N-10329-03	311214-0M-75213	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.171	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-10331-03	311214-0M-75213	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.172	2-1/2”-300# r.f. cs blind flange	- Spool - C3N-10331-03	311214-0M-75213	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.173	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10321-04	311214-0M-75213	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.174	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10323-04	311214-0M-75213	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.175	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10325-04	311214-0M-75213	5	Each	9.8	[**]	[**]	[**]	[**]	[**]	S
.176	2-1/2” - 300# ring style gasket	- Spool - C3N-10327-04	311214-0M-75213	5	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.177	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-10327-04	311214-0M-75213	40	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.178	2-1/2”-300# rf flanged ball valve (Velan fig. # 2-1/2” F-11402-SSTA)	- Spool - C3N-10327-04	311214-0M-75213	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.179	2-1/2”-300# flanged Y-strainer (Eaton model 85 w/ 5/32” dia perforations & 20 mesh ss screen)	- Spool - C3N-10327-04	311214-0M-75213	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.180	1” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-10327-04	311214-0M-75213	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.181	1” -800 psig. cs sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-10327-04	311214-0M-75213	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.182	1/2” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-10327-04	311214-0M-75213	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.183	1/2” x 3” lg. sch 80 cs nipple	- Spool - C3N-10327-04	311214-0M-75213	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.184	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-10327-04	311214-0M-75213	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.185	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-10327-04	311214-0M-75213	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.186	6” sch 80 carbon steel pipe	- Spool - C3N-10310-04	311214-0M-75214	11	LF	6.9	[**]	[**]	[**]	[**]	[**]	S
.187	6” sch 80 carbon steel pipe	- Spool - C3N-10313-02	311214-0M-75214	23	LF	14.5	[**]	[**]	[**]	[**]	[**]	S
.188	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-02	311214-0M-75214	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.189	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-02	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.190	6” sch 80 carbon steel pipe	- Spool - C3N-10313-03	311214-0M-75214	19	LF	12.0	[**]	[**]	[**]	[**]	[**]	S
.191	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-03	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.192	6” sch 80 carbon steel pipe	- Spool - C3N-10313-04	311214-0M-75214	26	LF	16.4	[**]	[**]	[**]	[**]	[**]	S
.193	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-04	311214-0M-75214	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.194	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-04	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.195	6” sch 80 carbon steel pipe	- Spool - C3N-10313-05	311214-0M-75214	19	LF	12.0	[**]	[**]	[**]	[**]	[**]	S
.196	6” sch 80 carbon steel pipe	- Spool - C3N-10313-06	311214-0M-75214	19	LF	12.0	[**]	[**]	[**]	[**]	[**]	S
.197	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-06	311214-0M-75214	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.198	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-06	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.199	6” sch 80 carbon steel pipe	- Spool - C3N-10313-07	311214-0M-75214	23	LF	14.5	[**]	[**]	[**]	[**]	[**]	S
.200	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-07	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.201	6” sch 80 carbon steel pipe	- Spool - C3N-10313-08	311214-0M-75214	29	LF	18.2	[**]	[**]	[**]	[**]	[**]	S
.202	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10313-08	311214-0M-75214	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.203	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-10313-08	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.204	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10320-01	311214-0M-75214	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.205	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10322-01	311214-0M-75214	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.206	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10324-01	311214-0M-75214	5	Each	9.8	[**]	[**]	[**]	[**]	[**]	S
.207	2-1/2” - 300# ring style gasket	- Spool - C3N-10326-01	311214-0M-75214	5	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.208	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-10326-01	311214-0M-75214	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.209	2-1/2”-300# rf flanged ball valve (Velan fig. # 2-1/2” F-11402-SSTA)	- Spool - C3N-10326-01	311214-0M-75214	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.210	2-1/2”-300# rf flanged check valve (Velan fig. # 2-1/2” F-1114C-02TY)	- Spool - C3N-10326-01	311214-0M-75214	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.211	1/2” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-10326-01	311214-0M-75214	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.212	1/2” x 3” lg. sch 80 cs nipple	- Spool - C3N-10326-01	311214-0M-75214	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
137 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.213	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-10326-01	311214-0M-75214	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.214	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-10326-01	311214-0M-75214	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.215	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10320-02	311214-0M-75214	6	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.216	2-1/2” - 300# r.f. cs wn flange - bore sch 80	- Spool - C3N-10322-02	311214-0M-75214	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.217	2-1/2” - 300# ring style gasket	- Spool - C3N-10324-02	311214-0M-75214	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.218	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-10326-02	311214-0M-75214	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.219	2-1/2”-300# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-10326-02	311214-0M-75214	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.220	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10328-01	311214-0M-75214	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.221	2-1/2” - 300# r.f. cs wn flange - bore sch 80	- Spool - C3N-10330-01	311214-0M-75214	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.222	2-1/2” - 300# ring style gasket	- Spool - C3N-10330-01	311214-0M-75214	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.223	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-10330-01	311214-0M-75214	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.224	2-1/2”-300# r.f. cs blind flange	- Spool - C3N-10330-01	311214-0M-75214	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.225	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10322-03	311214-0M-75214	5	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.226	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10324-03	311214-0M-75214	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.227	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10320-04	311214-0M-75214	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.228	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10322-04	311214-0M-75214	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.229	6” sch 80 bw, cs tee	- Spool - C3N-10315-01	311214-0M-75214	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S
.230	6” x 4” sch 80 bw, cs, reducer	- Spool - C3N-10315-01	311214-0M-75214	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.231	4” sch 80 carbon steel pipe	- Spool - C3N-10315-01	311214-0M-75214	1	LF	0.4	[**]	[**]	[**]	[**]	[**]	S
.232	4” sch 80 bw, cs 45° elbow	- Spool - C3N-10315-01	311214-0M-75214	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.233	4” sch 80 carbon steel pipe	- Spool - C3N-10315-02	311214-0M-75214	1	LF	0.4	[**]	[**]	[**]	[**]	[**]	S
.234	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-02	311214-0M-75214	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.235	4” sch 80 carbon steel pipe	- Spool - C3N-10315-03	311214-0M-75215	38	LF	15.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.236	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-03	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.237	4” sch 80 carbon steel pipe	- Spool - C3N-10315-04	311214-0M-75215	24	LF	10.1	[**]	[**]	[**]	[**]	[**]	S
.238	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-04	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.239	4” sch 80 carbon steel pipe	- Spool - C3N-10315-05	311214-0M-75215	22	LF	9.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.240	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-05	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.241	4” sch 80 carbon steel pipe	- Spool - C3N-10315-06	311214-0M-75215	16	LF	6.7	[**]	[**]	[**]	[**]	[**]	S
.242	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-06	311214-0M-75215	4	Each	16.8	[**]	[**]	[**]	[**]	[**]	S
.243	4” sch 80 bw, cs 45° elbow	- Spool - C3N-10315-06	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.244	4” sch 80 bw, cs tee	- Spool - C3N-10315-06	311214-0M-75215	3	Each	18.9	[**]	[**]	[**]	[**]	[**]	S
.245	4” x 3” sch 80 bw, cs, reducer	- Spool - C3N-10315-06	311214-0M-75215	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S
.246	4”-300# bw cs gate valve (Velan fig. # 4” B-1064C-02TY)	- Spool - C3N-10315-06	311214-0M-75215	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.247	4”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10315-06	311214-0M-75215	2	Each	5.5	[**]	[**]	[**]	[**]	[**]	S
.248	3” - 300# ring style gasket, 1/8” thk.	- Spool - C3N-10315-06	311214-0M-75215	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.249	3/4 - 10 x 4-1/4” stud bolt w/ 2 nuts	- Spool - C3N-10315-06	311214-0M-75215	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.250	3”-300# bw cs globe valve (Velan fig. # 4” B-7074C-02TY)	- Spool - C3N-10315-06	311214-0M-75215	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.251	1” x4” - 3000# cs sockolet	- Spool - C3N-10315-06	311214-0M-75215	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.252	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-10315-06	311214-0M-75215	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.253	1” -800 psig. sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-10315-06	311214-0M-75215	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.254	4” sch 80 carbon steel pipe	- Spool - C3N-10315-07	311214-0M-75215	29	LF	12.2	[**]	[**]	[**]	[**]	[**]	S
.255	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-07	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.256	4” sch 80 bw, cs 45° elbow	- Spool - C3N-10315-07	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
138 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.257	4” sch 80 carbon steel pipe	- Spool - C3N-10315-08	311214-0M-75215	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.258	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-08	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.259	4” sch 80 carbon steel pipe	- Spool - C3N-10315-09	311214-0M-75215	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.260	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-09	311214-0M-75215	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.261	1” x4” - 3000# cs sockolet	- Spool - C3N-10315-09	311214-0M-75215	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.262	1” x 6” lg. sch 80 cs nipple (toe)	- Spool - C3N-10315-09	311214-0M-75215	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.263	1” - 3000# cs threaded pipe cap	- Spool - C3N-10315-09	311214-0M-75215	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.264	4” sch 80 carbon steel pipe	- Spool - C3N-10315-10	311214-0M-75215	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.265	3”-300# f.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10315-10	311214-0M-75215	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.266	3”-300# full face gasket, garlock style 7986 or equal	- Spool - C3N-10315-10	311214-0M-75215	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.267	3/4 - 10 x 4-1/4” stud bolt w/ 2 nuts	- Spool - C3N-10315-10	311214-0M-75215	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.268	3”-300# ff. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-10315-10	311214-0M-75215	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.269	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10307-01	311214-0M-75216	2	LF	0.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.270	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10307-01	311214-0M-75216	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.271	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10307-02	311214-0M-75216	6	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.272	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10307-02	311214-0M-75216	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.273	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10307-03	311214-0M-75216	11	LF	2.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.274	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10307-03	311214-0M-75216	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.275	2-1/2” sch 80 bw, cs 45° elbow	- Spool - C3N-10307-03	311214-0M-75216	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.276	1” x 2-1/2”” - 3000# cs sockolet	- Spool - C3N-10307-03	311214-0M-75216	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.277	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-10307-03	311214-0M-75216	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.278	1” -800 psig. sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-10307-03	311214-0M-75216	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.279	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10307-04	311214-0M-75215	10	LF	2.6	[**]	[**]	[**]	[**]	[**]	S
.280	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10307-04	311214-0M-75215	4	Each	11.5	[**]	[**]	[**]	[**]	[**]	S
.281	2-1/2” sch 80 bw, cs tee	- Spool - C3N-10307-04	311214-0M-75215	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.282	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10307-04	311214-0M-75215	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.283	2-1/2” - 300# ring style gasket	- Spool - C3N-10307-04	311214-0M-75215	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.284	3/4 - 10 x 4-1/4” stud w/ 2 nuts	- Spool - C3N-10307-04	311214-0M-75215	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.285	2-1/2”-300# bw cs globe valve (Velan fig. # 2-1/2” B-7074C-02TY)	- Spool - C3N-10307-04	311214-0M-75215	3	Each	5.1	[**]	[**]	[**]	[**]	[**]	S
.286	1” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-10307-04	311214-0M-75215	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.287	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-10307-04	311214-0M-75215	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.288	1” -800 psig. sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-10307-04	311214-0M-75215	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.289	1/2” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-10307-04	311214-0M-75215	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.290	1/2” x 3” lg. sch 80 cs nipple (teo)	- Spool - C3N-10307-04	311214-0M-75215	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.291	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-10307-04	311214-0M-75215	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S
.292	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10308-01	311214-0M-75215	10	LF	2.6	[**]	[**]	[**]	[**]	[**]	S
.293	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10308-01	311214-0M-75215	2	Each	5.8	[**]	[**]	[**]	[**]	[**]	S
.294	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10308-02	311214-0M-75215	12	LF	3.1	[**]	[**]	[**]	[**]	[**]	S
.295	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10308-02	311214-0M-75215	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.296	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10308-03	311214-0M-75215	23	LF	6.0	[**]	[**]	[**]	[**]	[**]	S
.297	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10308-04	311214-0M-75215	18	LF	4.7	[**]	[**]	[**]	[**]	[**]	S
.298	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10308-04	311214-0M-75215	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.299	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10308-05	311214-0M-75215	7	LF	1.8	[**]	[**]	[**]	[**]	[**]	S
.300	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10308-05	311214-0M-75215	3	Each	8.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
139 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE					COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.301	1” x 6” lg. sch 80 cs nipple (toe)	- Spool - C3N-10308-05	311214-0M-75215	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.302	1” - 3000# cs threaded pipe cap	- Spool - C3N-10308-05	311214-0M-75215	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.303	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10308-06	311214-0M-75215	7	LF	1.8	[**]	[**]	[**]	[**]	[**]	S
.304	2-1/2”x3” sch 80 bw, cs reducer	- Spool - C3N-10308-06	311214-0M-75215	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.305	3”-300# f.f. wn. c.s. flange. bore sch 80	- Spool - C3N-10308-06	311214-0M-75215	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.306	3”-300# full face gasket, garlock style 7986 or equal	- Spool - C3N-10308-06	311214-0M-75215	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.307	3/4 - 10 x 4-1/4” stud bolt w/ 2 nuts	- Spool - C3N-10308-06	311214-0M-75215	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.308	3”-300# ff. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-10308-06	311214-0M-75215	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.309	4” bw water supply valve	Tag # 1FV-10320	311214-0M-75212	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.310	3” - 300# rf flanged water flow control valve	Tag # 1FV-10330	311214-0M-75215	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.311	Water hose assemblies for CFB Scrubber	MK 51251-10, dwg 0M-51251	311214-0M-75213	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.312	Water hose assemblies for CFB Scrubber	MK 51251-30, dwg 0M-51251	311214-0M-75214	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.313	Water hose assemblies for test stand	MK 51251-20, dwg 0M-51251	311214-0M-75216	1	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.314	Water hose assemblies for test stand	MK 51251-40, dwg 0M-51251	311214-0M-75216	1	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.315	6” sch 40 carbon steel pipe	- Spool - C2N-20301-01	311214-0M-75221	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.316	6”-150# f.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20301-01	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.317	6”-150# full face gasket, 1/8” thk, garlock style 7986	- Spool - C2N-20301-01	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.318	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20301-01	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.319	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-20301-01	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.320	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-20301-01	311214-0M-75221	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.321	6” sch 40 carbon steel pipe	- Spool - C2N-20301-02	311214-0M-75221	2	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.322	6” sch 40 bw, cs long radius 90° elbow	- Spool - C2N-20301-02	311214-0M-75221	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.323	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20301-02	311214-0M-75221	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.324	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-20301-02	311214-0M-75221	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.325	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-20301-02	311214-0M-75221	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.326	6”-150# flanged gate valve (Velan fig. # 6” F-0064C-02TY)	- Spool - C2N-20301-02	311214-0M-75221	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.327	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-20301-02	311214-0M-75221	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.328	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-20301-02	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.329	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-20301-02	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.330	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-20301-02	311214-0M-75221	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.331	6” sch 40 carbon steel pipe	- Spool - C2N-20301-03	311214-0M-75221	4	LF	2.5	[**]	[**]	[**]	[**]	[**]	S
.332	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20301-03	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.333	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-20301-03	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.334	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-20301-03	311214-0M-75221	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.335	6” x 4” sch 40 bw, cs, ecc. reducer	- Spool - C2N-20301-03	311214-0M-75221	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.336	4”-300# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20301-03	311214-0M-75221	1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.337	4”-300# ring style gasket, 1/8” thk	- Spool - C2N-20301-03	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.338	3/4 - 10 x 4-1/2” stud w/ 2 nuts	- Spool - C2N-20301-03	311214-0M-75221	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.339	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-20301-03	311214-0M-75221	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.340	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-20301-03	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.341	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-20301-03	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.342	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-20301-03	311214-0M-75221	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.343	4”-300# r.f. flg’d. x 12” f/f braided flex hose	- Spool - C2N-20301-03	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.344	6” sch 40 carbon steel pipe	- Spool - C2N-20303-01	311214-0M-75221	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
140 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.345	6”-150# f.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20303-01	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.346	6”-150# full face gasket, 1/8” thk, garlock style 7986	- Spool - C2N-20303-01	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.347	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20303-01	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.348	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-20303-01	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.349	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-20303-01	311214-0M-75221	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.350	6” sch 40 carbon steel pipe	- Spool - C2N-20303-02	311214-0M-75221	3	LF	1.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.351	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20303-02	311214-0M-75221	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.352	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-20303-02	311214-0M-75221	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.353	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-20303-02	311214-0M-75221	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.354	6”-150# flanged gate valve (Velan fig. # 6” F-0064C-02TY)	- Spool - C2N-20303-02	311214-0M-75221	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S
.355	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-20303-02	311214-0M-75221	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.356	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-20303-02	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.357	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-20303-02	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.358	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-20303-02	311214-0M-75221	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.359	6” sch 40 carbon steel pipe	- Spool - C2N-20303-03	311214-0M-75221	2	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.360	6” sch 40 bw, cs long radius 90° elbow	- Spool - C2N-20303-03	311214-0M-75221	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.361	6”-150# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20303-03	311214-0M-75221	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.362	6”-150# ring style gasket, 1/8” thk	- Spool - C2N-20303-03	311214-0M-75221	3	Each	0.6	[**]	[**]	[**]	[**]	[**]	S
.363	3/4 - 10 x 4” stud w/ 2 nuts	- Spool - C2N-20303-03	311214-0M-75221	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.364	6” sch 40 carbon steel pipe	- Spool - C2N-20303-04	311214-0M-75221	4	LF	2.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.365	6” x 4” sch 40 bw, cs, ecc. reducer	- Spool - C2N-20303-04	311214-0M-75221	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.366	4”-300# r.f. wn. c.s. flange. bore sch 40	- Spool - C2N-20303-04	311214-0M-75221	1	Each	2.7	[**]	[**]	[**]	[**]	[**]	S
.367	4”-300# ring style gasket, 1/8” thk	- Spool - C2N-20303-04	311214-0M-75221	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.368	3/4 - 10 x 4-1/2” stud w/ 2 nuts	- Spool - C2N-20303-04	311214-0M-75221	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.369	1/2” x 6” - 3000# cs sockolet	- Spool - C2N-20303-04	311214-0M-75221	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.370	1/2” x 3” lg. sch 80 cs nipple	- Spool - C2N-20303-04	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.371	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C2N-20303-04	311214-0M-75221	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.372	1/2” 800 psig. cs sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C2N-20303-04	311214-0M-75221	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.373	4”-300# r.f. flg’d. x 12” f/f braided flex hose	- Spool - C2N-20303-04	311214-0M-75221	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.374	6”-150# cs duplex strainer (w/100 mesh ss screen) Eaton filtration model 50	- Spool - C2N-20303-04	311214-0M-75221	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.375	4” sch 80 carbon steel pipe	- Spool - C3N-20302-01	311214-0M-75222	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.376	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20302-01	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.377	4”x2-1/2” sch 80 bw cs conc. reducer	- Spool - C3N-20302-01	311214-0M-75222	1	Each	3.4	[**]	[**]	[**]	[**]	[**]	S
.378	2-1/2” - 600# r.f. cs wn flange - bore sch 80	- Spool - C3N-20302-01	311214-0M-75222	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.379	2-1/2” - 600# ring style gasket, 1/8” thk	- Spool - C3N-20302-01	311214-0M-75222	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.380	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-20302-01	311214-0M-75222	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.381	2-1/2”-600# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-20302-01	311214-0M-75222	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.382	4” sch 80 carbon steel pipe	- Spool - C3N-20302-02	311214-0M-75222	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.383	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20302-02	311214-0M-75222	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S
.384	4”-300# bw cs swing check valve (Velan fig. # 4”B-2114C-02TY)	- Spool - C3N-20302-02	311214-0M-75222	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.385	1” x 4” - 3000# cs sockolet	- Spool - C3N-20302-02	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.386	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-20302-02	311214-0M-75222	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.387	1” -800 psig. cs sw globe valve (Velan fig. # 1” W-2074B-02TY)	- Spool - C3N-20302-02	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.388	1/2” x 4” - 3000# cs sockolet	- Spool - C3N-20302-02	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
141 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.389	1/2” x 3” lg. sch 80 cs nipple	- Spool - C3N-20302-02	311214-0M-75222	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.390	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-20302-02	311214-0M-75222	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.391	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-20302-02	311214-0M-75222	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.392	4” sch 80 carbon steel pipe	- Spool - C3N-20302-03	311214-0M-75222	21	LF	8.8	[**]	[**]	[**]	[**]	[**]	S
.393	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20302-03	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.394	1” x 4” - 3000# cs sockolet	- Spool - C3N-20302-03	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.395	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-20302-03	311214-0M-75222	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.396	1” -800 psig. cs sw globe valve (Velan fig. # 1” W-2074B-02TY)	- Spool - C3N-20302-03	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.397	4” sch 80 carbon steel pipe	- Spool - C3N-20304-01	311214-0M-75222	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.398	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20304-01	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.399	4”x2-1/2” sch 80 bw cs conc. reducer	- Spool - C3N-20304-01	311214-0M-75222	1	Each	3.4	[**]	[**]	[**]	[**]	[**]	S
.400	2-1/2” - 600# r.f. cs wn flange - bore sch 80	- Spool - C3N-20304-01	311214-0M-75222	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.401	2-1/2” - 600# ring style gasket, 1/8” thk	- Spool - C3N-20304-01	311214-0M-75222	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.402	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-20304-01	311214-0M-75222	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.403	2-1/2”-600# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-20304-01	311214-0M-75222	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.404	4” sch 80 carbon steel pipe	- Spool - C3N-20304-02	311214-0M-75222	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.405	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20304-02	311214-0M-75222	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S
.406	4”-300# bw cs swing check valve (Velan fig. # 4”B-2114C-02TY)	- Spool - C3N-20304-02	311214-0M-75222	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.407	1” x 4” - 3000# cs sockolet	- Spool - C3N-20304-02	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.408	4” sch 80 carbon steel pipe	- Spool - C3N-20304-03	311214-0M-75222	18	LF	7.5	[**]	[**]	[**]	[**]	[**]	S
.409	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20304-03	311214-0M-75222	121	Each	507.4	[**]	[**]	[**]	[**]	[**]	S
.410	1” x 4” - 3000# cs sockolet	- Spool - C3N-20304-03	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.411	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-20304-03	311214-0M-75222	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.412	1” -800 psig. cs sw globe valve (Velan fig. # 1” W-2074B-02TY)	- Spool - C3N-20304-03	311214-0M-75222	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.413	4” sch 80 carbon steel pipe	- Spool - C3N-20310-01	311214-0M-75222	15	LF	6.3	[**]	[**]	[**]	[**]	[**]	S
.414	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20310-01	311214-0M-75222	7	Each	29.4	[**]	[**]	[**]	[**]	[**]	S
.415	4” sch 80 bw, cs tee	- Spool - C3N-20310-01	311214-0M-75222	6	Each	37.7	[**]	[**]	[**]	[**]	[**]	S
.416	4”x2-1/2” sch 80 bw, cs reducer	- Spool - C3N-20310-01	311214-0M-75222	2	Each	6.8	[**]	[**]	[**]	[**]	[**]	S
.417	4”-300# bw cs gate valve (Velan fig. # 4” B-1064C-02TY)	- Spool - C3N-20310-01	311214-0M-75222	5	Each	19.7	[**]	[**]	[**]	[**]	[**]	S
.418	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20310-01	311214-0M-75222	5	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.419	2-1/2” sch 80 bw, cs tee	- Spool - C3N-20310-01	311214-0M-75222	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.420	2-1/2”-300# bw cs gate valve (Velan fig. # 2-1/2” B-1064C-02TY)	- Spool - C3N-20310-01	311214-0M-75222	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S
.421	4” sch 80 carbon steel pipe	- Spool - C3N-20310-02	311214-0M-75222	27	LF	11.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.422	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20310-02	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.423	4” sch 80 carbon steel pipe	- Spool - C3N-20310-03	311214-0M-75222	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.424	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20310-03	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.425	4” sch 80 carbon steel pipe	- Spool - C3N-20310-04	311214-0M-75222	38	LF	15.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.426	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20310-04	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.427	4” sch 80 carbon steel pipe	- Spool - C3N-20310-05	311214-0M-75223	2	LF	0.8	[**]	[**]	[**]	[**]	[**]	S
.428	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20310-05	311214-0M-75223	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.429	4” sch 80 carbon steel pipe	- Spool - C3N-20310-06	311214-0M-75223	1	LF	0.4	[**]	[**]	[**]	[**]	[**]	S
.430	4” sch 80 bw, cs 45° elbow	- Spool - C3N-20310-06	311214-0M-75223	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.431	6” sch 80 bw, cs tee	- Spool - C3N-20310-06	311214-0M-75223	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S
.432	6”x4” sch 80 bw, cs reducer	- Spool - C3N-20310-06	311214-0M-75223	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
142 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.433	6” sch 80 carbon steel pipe	- Spool - C3N-20313-01	311214-0M-75223	11	LF	6.9	[**]	[**]	[**]	[**]	[**]	S
.434	6” sch 80 carbon steel pipe	- Spool - C3N-20313-02	311214-0M-75223	22	LF	13.8	[**]	[**]	[**]	[**]	[**]	S
.435	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-02	311214-0M-75223	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.436	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-02	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.437	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20313-02	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.438	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-02	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.439	6” sch 80 carbon steel pipe	- Spool - C3N-20313-03	311214-0M-75223	18	LF	11.3	[**]	[**]	[**]	[**]	[**]	S
.440	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-03	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.441	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20313-03	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.442	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-03	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.443	6” sch 80 carbon steel pipe	- Spool - C3N-20313-04	311214-0M-75223	25	LF	15.7	[**]	[**]	[**]	[**]	[**]	S
.444	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-04	311214-0M-75223	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.445	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-04	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.446	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20313-04	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.447	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-04	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.448	6” sch 80 carbon steel pipe	- Spool - C3N-20313-05	311214-0M-75223	13	LF	8.2	[**]	[**]	[**]	[**]	[**]	S
.449	6” sch 80 carbon steel pipe	- Spool - C3N-20313-06	311214-0M-75223	18	LF	11.3	[**]	[**]	[**]	[**]	[**]	S
.450	6” sch 80 carbon steel pipe	- Spool - C3N-20313-07	311214-0M-75223	22	LF	13.8	[**]	[**]	[**]	[**]	[**]	S
.451	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-07	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.452	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20313-07	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.453	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-07	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.454	6” sch 80 carbon steel pipe	- Spool - C3N-20313-08	311214-0M-75223	26	LF	16.4	[**]	[**]	[**]	[**]	[**]	S
.455	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-08	311214-0M-75223	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.456	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-08	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.457	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20313-08	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.458	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-08	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.459	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20321-01	311214-0M-75223	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S
.460	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20327-01	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.461	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20321-02	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.462	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20327-02	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.463	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20323-01	311214-0M-75223	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.464	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20325-01	311214-0M-75223	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.465	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20321-03	311214-0M-75223	0.75	LF	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.466	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20323-03	311214-0M-75223	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.467	2-1/2” - 300# ring style gasket	- Spool - C3N-20325-03	311214-0M-75223	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.468	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-20327-03	311214-0M-75223	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.469	2-1/2”-300# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-20327-03	311214-0M-75223	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.470	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20329-03	311214-0M-75223	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.471	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20331-03	311214-0M-75223	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.472	2-1/2” - 300# ring style gasket	- Spool - C3N-20329-03	311214-0M-75223	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.473	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-20331-03	311214-0M-75223	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.474	2-1/2”-300# r.f. cs blind flange	- Spool - C3N-20331-03	311214-0M-75223	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.475	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20321-04	311214-0M-75223	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.476	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20323-04	311214-0M-75223	2	Each	5.8	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
143 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.477	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20325-04	311214-0M-75223	5	Each	9.8	[**]	[**]	[**]	[**]	[**]	S
.478	2-1/2” - 300# ring style gasket	- Spool - C3N-20327-04	311214-0M-75223	5	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.479	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-20327-04	311214-0M-75223	40	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.480	2-1/2”-300# rf flanged ball valve (Velan fig. # 2-1/2” F-11402-SSTA)	- Spool - C3N-20327-04	311214-0M-75223	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.481	2-1/2”-300# flanged Y-strainer (Eaton model 85 w/ 5/32” dia perforations & 20 mesh ss screen)	- Spool - C3N-20327-04	311214-0M-75223	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.482	1” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-20327-04	311214-0M-75223	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.483	1” -800 psig. cs sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-20327-04	311214-0M-75223	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.484	1/2” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-20327-04	311214-0M-75223	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.485	1/2” x 3” lg. sch 80 cs nipple	- Spool - C3N-20327-04	311214-0M-75223	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.486	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-20327-04	311214-0M-75223	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.487	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-20327-04	311214-0M-75223	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.488	6” sch 80 carbon steel pipe	- Spool - C3N-20314-01	311214-0M-75224	12	LF	7.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.489	6” sch 80 carbon steel pipe	- Spool - C3N-20313-02	311214-0M-75224	23	LF	14.5	[**]	[**]	[**]	[**]	[**]	S
.490	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-02	311214-0M-75224	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.491	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-02	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.492	6” sch 80 carbon steel pipe	- Spool - C3N-20313-03	311214-0M-75224	19	LF	12.0	[**]	[**]	[**]	[**]	[**]	S
.493	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-03	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.494	6” sch 80 carbon steel pipe	- Spool - C3N-20313-04	311214-0M-75224	11	LF	6.9	[**]	[**]	[**]	[**]	[**]	S
.495	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-04	311214-0M-75224	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.496	6” sch 80 carbon steel pipe	- Spool - C3N-20314-05	311214-0M-75224	29	LF	18.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.497	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20314-05	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.498	6” sch 80 carbon steel pipe	- Spool - C3N-20314-06	311214-0M-75224	19	LF	12.0	[**]	[**]	[**]	[**]	[**]	S
.499	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20314-06	311214-0M-75224	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.500	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20314-06	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.501	6” sch 80 carbon steel pipe	- Spool - C3N-20313-07	311214-0M-75224	23	LF	14.5	[**]	[**]	[**]	[**]	[**]	S
.502	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-07	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.503	6” sch 80 carbon steel pipe	- Spool - C3N-20313-08	311214-0M-75224	29	LF	18.2	[**]	[**]	[**]	[**]	[**]	S
.504	6” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20313-08	311214-0M-75224	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S
.505	2-1/2”x6” sch 80 cs weldolet	- Spool - C3N-20313-08	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.506	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20320-01	311214-0M-75224	3	LF	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.507	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20322-01	311214-0M-75224	2	Each	5.8	[**]	[**]	[**]	[**]	[**]	S
.508	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20324-01	311214-0M-75224	5	Each	9.8	[**]	[**]	[**]	[**]	[**]	S
.509	2-1/2” - 300# ring style gasket	- Spool - C3N-20326-01	311214-0M-75224	5	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.510	3/4 - 10 x 4 stud w/ 2 nuts	- Spool - C3N-20326-01	311214-0M-75224	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.511	2-1/2”-300# rf flanged ball valve (Velan fig. # 2-1/2” F-11402-SSTA)	- Spool - C3N-20326-01	311214-0M-75224	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.512	2-1/2”-300# rf flanged check valve (Velan fig. # 2-1/2” F-1114C-02TY)	- Spool - C3N-20326-01	311214-0M-75224	1	Each	1.7	[**]	[**]	[**]	[**]	[**]	S
.513	1/2” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-20326-01	311214-0M-75224	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.514	1/2” x 3” lg. sch 80 cs nipple	- Spool - C3N-20326-01	311214-0M-75224	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.515	1/2” x 3” lg. sch 80 cs nipple - t.o.e.	- Spool - C3N-20326-01	311214-0M-75224	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.516	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-20326-01	311214-0M-75224	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S
.517	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20320-02	311214-0M-75224	6	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.518	2-1/2” - 300# r.f. cs wn flange - bore sch 80	- Spool - C3N-20322-02	311214-0M-75224	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.519	2-1/2” - 300# ring style gasket	- Spool - C3N-20324-02	311214-0M-75224	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.520	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-20326-02	311214-0M-75224	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
144 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.521	2-1/2”-300# r.f. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-20326-02	311214-0M-75224	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.522	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20328-01	311214-0M-75224	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.523	2-1/2” - 300# r.f. cs wn flange - bore sch 80	- Spool - C3N-20330-01	311214-0M-75224	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.524	2-1/2” - 300# ring style gasket	- Spool - C3N-20330-01	311214-0M-75224	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.525	3/4 - 10 x 4-3/4” stud w/ 2 nuts	- Spool - C3N-20330-01	311214-0M-75224	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.526	2-1/2”-300# r.f. cs blind flange	- Spool - C3N-20330-01	311214-0M-75224	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.527	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20322-03	311214-0M-75224	5	LF	1.3	[**]	[**]	[**]	[**]	[**]	S
.528	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20324-03	311214-0M-75224	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.529	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20320-04	311214-0M-75224	1	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.530	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20322-04	311214-0M-75224	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.531	6” sch 80 bw, cs tee	- Spool - C3N-20315-01	311214-0M-75224	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S
.532	6” x 4” sch 80 bw, cs, reducer	- Spool - C3N-20315-01	311214-0M-75224	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.533	4” sch 80 carbon steel pipe	- Spool - C3N-20315-01	311214-0M-75224	1	LF	0.4	[**]	[**]	[**]	[**]	[**]	S
.534	4” sch 80 bw, cs 45° elbow	- Spool - C3N-20315-01	311214-0M-75224	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.535	4” sch 80 carbon steel pipe	- Spool - C3N-20315-02	311214-0M-75224	1	LF	0.4	[**]	[**]	[**]	[**]	[**]	S
.536	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-02	311214-0M-75224	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.537	4” sch 80 carbon steel pipe	- Spool - C3N-20315-03	311214-0M-75225	38	LF	15.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.538	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-03	311214-0M-75225	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S
.539	4” sch 80 carbon steel pipe	- Spool - C3N-20315-04	311214-0M-75225	24	LF	10.1	[**]	[**]	[**]	[**]	[**]	S
.540	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-04	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.541	4” sch 80 carbon steel pipe	- Spool - C3N-20315-05	311214-0M-75225	22	LF	9.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.542	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-05	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.543	4” sch 80 carbon steel pipe	- Spool - C3N-20315-06	311214-0M-75225	16	LF	6.7	[**]	[**]	[**]	[**]	[**]	S
.544	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-06	311214-0M-75225	4	Each	16.8	[**]	[**]	[**]	[**]	[**]	S
.545	4” sch 80 bw, cs 45° elbow	- Spool - C3N-20315-06	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.546	4” sch 80 bw, cs tee	- Spool - C3N-20315-06	311214-0M-75225	3	Each	18.9	[**]	[**]	[**]	[**]	[**]	S
.547	4” x 3” sch 80 bw, cs, reducer	- Spool - C3N-20315-06	311214-0M-75225	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S
.548	4”-300# bw cs gate valve (Velan fig. # 4” B-1064C-02TY)	- Spool - C3N-20315-06	311214-0M-75225	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.549	4”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20315-06	311214-0M-75225	2	Each	5.5	[**]	[**]	[**]	[**]	[**]	S
.550	3” - 300# ring style gasket, 1/8” thk.	- Spool - C3N-20315-06	311214-0M-75225	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.551	3/4 - 10 x 4-1/4” stud bolt w/ 2 nuts	- Spool - C3N-20315-06	311214-0M-75225	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.552	3”-300# bw cs globe valve (Velan fig. # 4” B-7074C-02TY)	- Spool - C3N-20315-06	311214-0M-75225	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.553	1” x4” - 3000# cs sockolet	- Spool - C3N-20315-06	311214-0M-75225	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.554	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-20315-06	311214-0M-75225	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.555	1” -800 psig. sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-20315-06	311214-0M-75225	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.556	4” sch 80 carbon steel pipe	- Spool - C3N-20315-07	311214-0M-75225	29	LF	12.2	[**]	[**]	[**]	[**]	[**]	S
.557	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-07	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.558	4” sch 80 bw, cs 45° elbow	- Spool - C3N-20315-07	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.559	4” sch 80 carbon steel pipe	- Spool - C3N-20315-08	311214-0M-75225	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.560	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-08	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.561	4” sch 80 carbon steel pipe	- Spool - C3N-20315-09	311214-0M-75225	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.562	4” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20315-09	311214-0M-75225	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.563	1” x4” - 3000# cs sockolet	- Spool - C3N-20315-09	311214-0M-75225	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.564	1” x 6” lg. sch 80 cs nipple (toe)	- Spool - C3N-20315-09	311214-0M-75225	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
145 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.565	1” - 3000# cs threaded pipe cap	- Spool - C3N-20315-09	311214-0M-75225	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.566	4” sch 80 carbon steel pipe	- Spool - C3N-20315-10	311214-0M-75225	20	LF	8.4	[**]	[**]	[**]	[**]	[**]	S
.567	3”-300# f.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20315-10	311214-0M-75225	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.568	3”-300# full face gasket, garlock style 7986 or equal	- Spool - C3N-20315-10	311214-0M-75225	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.569	3/4 - 10 x 4-1/4” stud bolt w/ 2 nuts	- Spool - C3N-20315-10	311214-0M-75225	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.570	3”-300# ff. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-20315-10	311214-0M-75225	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.571	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20307-01	311214-0M-75226	2	LF	0.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.572	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20307-01	311214-0M-75226	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.573	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20307-02	311214-0M-75226	6	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.574	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20307-02	311214-0M-75226	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.575	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20307-03	311214-0M-75226	8	LF	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.576	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20307-03	311214-0M-75226	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.577	2-1/2” sch 80 bw, cs 45° elbow	- Spool - C3N-20307-03	311214-0M-75226	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.578	1” x 2-1/2”” - 3000# cs sockolet	- Spool - C3N-20307-03	311214-0M-75226	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.579	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-20307-03	311214-0M-75226	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.580	1” -800 psig. sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-20307-03	311214-0M-75226	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.581	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20307-04	311214-0M-75225	10	LF	2.6	[**]	[**]	[**]	[**]	[**]	S
.582	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20307-04	311214-0M-75225	4	Each	11.5	[**]	[**]	[**]	[**]	[**]	S
.583	2-1/2” sch 80 bw, cs tee	- Spool - C3N-20307-04	311214-0M-75225	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.584	2-1/2”-300# r.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20307-04	311214-0M-75225	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.585	2-1/2” - 300# ring style gasket	- Spool - C3N-20307-04	311214-0M-75225	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.586	3/4 - 10 x 4-1/4” stud w/ 2 nuts	- Spool - C3N-20307-04	311214-0M-75225	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.587	2-1/2”-300# bw cs globe valve (Velan fig. # 2-1/2” B-7074C-02TY)	- Spool - C3N-20307-04	311214-0M-75225	3	Each	5.1	[**]	[**]	[**]	[**]	[**]	S
.588	1” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-20307-04	311214-0M-75225	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.589	1” x 3” lg. sch 80 cs nipple	- Spool - C3N-20307-04	311214-0M-75225	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.590	1” -800 psig. sw gate valve (Velan fig. # 1” W-2064B-02TY)	- Spool - C3N-20307-04	311214-0M-75225	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.591	1/2” x 2-1/2” - 3000# cs sockolet	- Spool - C3N-20307-04	311214-0M-75225	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.592	1/2” x 3” lg. sch 80 cs nipple (teo)	- Spool - C3N-20307-04	311214-0M-75225	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.593	1/2” -800 psig. sw gate valve (Velan fig. # 1/2” W-2064B-02TY)	- Spool - C3N-20307-04	311214-0M-75225	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S
.594	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-10315-03	311214-0M-75225	13	LF	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.595	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-10315-03	311214-0M-75225	2	Each	5.8	[**]	[**]	[**]	[**]	[**]	S
.596	2-1/2” sch 80 bw, cs 45° elbow	- Spool - C3N-10315-03	311214-0M-75225	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.597	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20308-02	311214-0M-75225	12	LF	3.1	[**]	[**]	[**]	[**]	[**]	S
.598	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20308-02	311214-0M-75225	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.599	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20308-03	311214-0M-75225	23	LF	6.0	[**]	[**]	[**]	[**]	[**]	S
.600	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20308-04	311214-0M-75225	18	LF	4.7	[**]	[**]	[**]	[**]	[**]	S
.601	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20308-04	311214-0M-75225	1	Each	2.9	[**]	[**]	[**]	[**]	[**]	S
.602	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20308-05	311214-0M-75225	7	LF	1.8	[**]	[**]	[**]	[**]	[**]	S
.603	2-1/2” sch 80 bw, cs long radius 90° elbow	- Spool - C3N-20308-05	311214-0M-75225	3	Each	8.6	[**]	[**]	[**]	[**]	[**]	S
.604	1” x 6” lg. sch 80 cs nipple (toe)	- Spool - C3N-20308-05	311214-0M-75225	1	Each	0.3	[**]	[**]	[**]	[**]	[**]	S
.605	1” - 3000# cs threaded pipe cap	- Spool - C3N-20308-05	311214-0M-75225	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.606	2-1/2” sch 80 carbon steel pipe	- Spool - C3N-20308-06	311214-0M-75225	7	LF	1.8	[**]	[**]	[**]	[**]	[**]	S
.607	2-1/2”x3” sch 80 bw, cs reducer	- Spool - C3N-20308-06	311214-0M-75225	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.608	3”-300# f.f. wn. c.s. flange. bore sch 80	- Spool - C3N-20308-06	311214-0M-75225	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
146 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.609	3”-300# full face gasket, garlock style 7986 or equal	- Spool - C3N-20308-06	311214-0M-75225	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S
.610	3/4 - 10 x 4-1/4” stud bolt w/ 2 nuts	- Spool - C3N-20308-06	311214-0M-75225	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.611	3”-300# ff. flg’d. x 12” lg. f/f braided flex hose	- Spool - C3N-20308-06	311214-0M-75225	1	Each	2.8	[**]	[**]	[**]	[**]	[**]	S
.612	4” bw water supply valve	Tag # 1FV-10320	311214-0M-75222	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S
.613	3” - 300# rf flanged water flow control valve	Tag # 1FV-10330	311214-0M-75225	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.614	Water hose assemblies for CFB Scrubber	MK 51251-10, dwg 0M-51251	311214-0M-75223	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.615	Water hose assemblies for CFB Scrubber	MK 51251-30, dwg 0M-51251	311214-0M-75224	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.616	Water hose assemblies for test stand	MK 51251-20, dwg 0M-51251	311214-0M-75226	1	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.617	Water hose assemblies for test stand	MK 51251-40, dwg 0M-51251	311214-0M-75226	1	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.618	Assembly per detail AN-75247-01	Detail AN-75247-01	311214-0M-75247	4	Each	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.619	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail AN-75247-01	311214-0M-75247	16	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.620	Assembly per detail AN-75247-02	Detail AN-75247-02	311214-0M-75247	1	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.621	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail AN-75247-02	311214-0M-75247	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.622	Assembly per detail AN-75247-03	Detail AN-75247-03	311214-0M-75247	2	Each	26.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.623	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail AN-75247-03	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.624	Assembly per detail AN-75247-04	Detail AN-75247-04	311214-0M-75247	2	Each	26.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.625	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail AN-75247-04	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.626	Assembly per detail GU-75247-01	Detail GU-75247-01	311214-0M-75247	4	Each	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.627	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75247-01	311214-0M-75247	16	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.628	Assembly per detail GU-75247-02	Detail GU-75247-02	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.629	Pipe strap for 4” pipe (ANVIL fig. 244)	Detail GU-75247-02	311214-0M-75247	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.630	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75247-02	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.631	Assembly per detail GU-75247-03	Detail GU-75247-03	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.632	Pipe strap for 4” pipe (ANVIL fig. 244)	Detail GU-75247-03	311214-0M-75247	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.633	Pipe strap for 2-1/2” pipe (ANVIL fig. 244)	Detail GU-75247-03	311214-0M-75247	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.634	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75247-03	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.635	Assembly per detail GU-75247-04	Detail GU-75247-04	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.636	Pipe strap for 4” pipe (ANVIL fig. 244)	Detail GU-75247-04	311214-0M-75247	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.637	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75247-04	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.638	Assembly per detail GU-75247-06	Detail GU-75247-04	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.639	Pipe strap for 2-1/2” pipe (ANVIL fig. 244)	Detail GU-75247-04	311214-0M-75247	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.640	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75247-04	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.641	Assembly per detail PS-75247-01	Detail PS-75247-01	311214-0M-75247	8	Each	104.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.642	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-01	311214-0M-75247	32	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.643	Assembly per detail PS-75247-01	Detail PS-75247-01	311214-0M-75247	8	Each	104.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.644	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-01	311214-0M-75247	32	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.645	Assembly per detail PS-75247-01	Detail PS-75247-01	311214-0M-75247	8	Each	104.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.646	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-01	311214-0M-75247	32	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.647	Assembly per detail PS-75247-02	Detail PS-75247-02	311214-0M-75247	1	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.648	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-02	311214-0M-75247	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.649	Assembly per detail PS-75247-03	Detail PS-75247-03	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.650	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-03	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.651	Assembly per detail PS-75247-04	Detail PS-75247-04	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
147 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.652	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-04	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.653	Assembly per detail PS-75247-05	Detail PS-75247-05	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.654	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-05	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.655	Assembly per detail PS-75247-06	Detail PS-75247-06	311214-0M-75247	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.656	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75247-06	311214-0M-75247	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.657	Assembly per detail GU-75248-08	Detail GU-75248-08	311214-0M-75248	2	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.658	Pipe strap for 4” pipe (ANVIL fig. 244)	Detail GU-75248-08	311214-0M-75248	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.659	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75248-08	311214-0M-75248	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.660	Assembly per detail GU-75248-09	Detail GU-75248-09	311214-0M-75248	2	Each	26.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.661	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75248-09	311214-0M-75248	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.662	Assembly per detail GU-75248-10	Detail GU-75248-10	311214-0M-75248	4	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.663	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75248-10	311214-0M-75248	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.664	Assembly per detail GU-75248-11	Detail GU-75248-11	311214-0M-75248	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.665	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75248-11	311214-0M-75248	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.666	Assembly per detail GU-75248-12	Detail GU-75248-12	311214-0M-75248	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.667	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75248-12	311214-0M-75248	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.668	Assembly per detail RH-75248-01	Detail RH-75248-01	311214-0M-75248	4	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.669	Clevis for 4” pipe (ANVIL fig. 260)	Detail RH-75248-01	311214-0M-75248	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.670	5/8” dia x 24” lg. threaded rod w/4 hex nuts (ANVIL fig. 146)	Detail RH-75248-01	311214-0M-75248	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.671	Welded beam attachment for 5/8” dia. Rod (ANVIL fig. 66)	Detail RH-75248-01	311214-0M-75248	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.672	Assembly per detail RH-75248-02	Detail RH-75248-02	311214-0M-75248	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.673	Clevis for 4” pipe (ANVIL fig. 260)	Detail RH-75248-02	311214-0M-75248	4	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.674	5/8” dia x 24” lg. threaded rod w/4 hex nuts (ANVIL fig. 146)	Detail RH-75248-02	311214-0M-75248	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.675	Welded beam attachment for 5/8” dia. Rod (ANVIL fig. 66)	Detail RH-75248-02	311214-0M-75248	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.676	Assembly per detail RH-75248-03	Detail RH-75248-03	311214-0M-75248	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.677	Clevis for 4” pipe (ANVIL fig. 260)	Detail RH-75248-03	311214-0M-75248	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.678	5/8” dia x 24” lg. threaded rod w/4 hex nuts (ANVIL fig. 146)	Detail RH-75248-03	311214-0M-75248	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.679	Welded beam attachment for 5/8” dia. Rod (ANVIL fig. 66)	Detail RH-75248-03	311214-0M-75248	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.680	Assembly per detail RH-75248-04	Detail RH-75248-04	311214-0M-75248	4	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.681	Forged steel clevis for 5/8” dia rod (ANVIL fig. 299)	Detail RH-75248-04	311214-0M-75248	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.682	5/8” dia x 24” lg. threaded rod w/3 hex nuts (ANVIL fig. 146)	Detail RH-75248-04	311214-0M-75248	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.683	Welded beam attachment for 5/8” dia. Rod (ANVIL fig. 66)	Detail RH-75248-04	311214-0M-75248	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.684	Assembly per detail RH-75248-05	Detail RH-75248-05	311214-0M-75248	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.685	Forged steel clevis for 5/8” dia rod (ANVIL fig. 299)	Detail RH-75248-05	311214-0M-75248	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.686	5/8” dia x 24” lg. threaded rod w/3 hex nuts (ANVIL fig. 146)	Detail RH-75248-05	311214-0M-75248	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.687	Welded beam attachment for 5/8” dia. Rod (ANVIL fig. 66)	Detail RH-75248-05	311214-0M-75248	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.688	1/2” plate for detail 4 dwg. OM-75248	Detail RH-75248-05	311214-0M-75248	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.689	Assembly per detail RH-75248-06	Detail RH-75248-06	311214-0M-75248	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.690	Clevis for 2-1/2” pipe (ANVIL fig. 260)	Detail RH-75248-06	311214-0M-75248	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.691	5/8” dia x 24” lg. threaded rod w/3 hex nuts (ANVIL fig. 146)	Detail RH-75248-06	311214-0M-75248	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.692	Welded beam attachment for 1/2” dia. Rod (ANVIL fig. 66)	Detail RH-75248-06	311214-0M-75248	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.693	Assembly per detail RH-75248-07	Detail RH-75248-07	311214-0M-75248	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.694	Forged steel clevis for 1/2” dia rod (ANVIL fig. 299)	Detail RH-75248-07	311214-0M-75248	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.695	1/2” dia x 12” lg. threaded rod w/3 hex nuts (ANVIL fig. 146)	Detail RH-75248-07	311214-0M-75248	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
148 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.696	Welded beam attachment for 1/2” dia. Rod (ANVIL fig. 66)	Detail RH-75248-07	311214-0M-75248	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.697	1/2” plate for detail 5 dwg. OM-75248	Detail RH-75248-07	311214-0M-75248	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.698	Assembly per detail RH-75248-08	Detail RH-75248-08	311214-0M-75248	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.699	Clevis for 2-1/2” pipe (ANVIL fig. 260)	Detail RH-75248-08	311214-0M-75248	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.700	1/2” dia x 12” lg. threaded rod w/4 hex nuts (ANVIL fig. 146)	Detail RH-75248-08	311214-0M-75248	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.701	Welded beam attachment for 1/2” dia. Rod (ANVIL fig. 66)	Detail RH-75248-08	311214-0M-75248	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.702	Assembly per detail GU-75249-05	Detail GU-75249-05	311214-0M-75249	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.703	5/8”-11x1-3/4” lg. A307 bolt w/nut	Detail GU-75249-05	311214-0M-75249	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.704	3/4”-10x1-3/4” lg. A307 bolt w/nut	Detail GU-75249-05	311214-0M-75249	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.705	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail GU-75249-05	311214-0M-75249	12	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.706	Assembly per detail AN-75249-06	Detail AN-75249-06	311214-0M-75249	4	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.707	Pipe strap for 6” pipe (ANVIL fig. 244)	Detail AN-75249-06	311214-0M-75249	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.708	Assembly per detail GU-75249-14	Detail GU-75249-14	311214-0M-75249	8	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.709	Pipe strap for 6” pipe (ANVIL fig. 244)	Detail GU-75249-14	311214-0M-75249	16	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.710	Assembly per detail PS-75249-08	Detail PS-75249-08	311214-0M-75249	12	Each	125.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.711	Assembly per detail PS-75249-10	Detail PS-75249-10	311214-0M-75249	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.712	5/8” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system	Detail PS-75249-10	311214-0M-75249	12	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.713	Assembly per detail GU/PS-75250-16	Detail GU/PS-75250-16	311214-0M-75250	8	Each	167.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.714	5/8”-11x2” lg. 304SS hex head bolt w/lock washer	Detail GU/PS-75250-16	311214-0M-75250	96	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.715	U-bolt for 2-1/2” dia. pipe (ANVIL fig. 137)	Detail GU/PS-75250-16	311214-0M-75250	48	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.716	Assembly per detail GU/PS-75250-17	Detail GU/PS-75250-17	311214-0M-75250	4	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.717	5/8”-11x1” lg. SS flat point socket set screw	Detail GU/PS-75250-17	311214-0M-75250	48	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.718	1/2” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system		311214-0M-75251	16	Each	7.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.719	3/4” Anchor bolts A36 carbon steel HILTI HVA STD adhesive system		311214-0M-75251	24	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Total for 2.4 - Erection of Cooling Water Piping System					5248.2	[**]	[**]	[**]	[**]	[**]

2.5	Compressed Air Piping System
.1	3” sch 40 stainless steel pipe	- Spool - SN2-11831-01	311214-0M-75312	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.2	3” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11831-01	311214-0M-75312	2	Each	6.0	[**]	[**]	[**]	[**]	[**]	S
.3	3”-150# r.f. wn. s.s. flange - bore sch 40	- Spool - SN2-11831-01	311214-0M-75312	3	Each	9.2	[**]	[**]	[**]	[**]	[**]	S
.4	3”-150# ring style gasket, 1/8” thk	- Spool - SN2-11831-01	311214-0M-75312	3	Each	0.6	[**]	[**]	[**]	[**]	[**]	S
.5	5/8 - 11 x 3-1/2” stud w/ 2 nuts	- Spool - SN2-11831-01	311214-0M-75312	12	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.6	3”-150# ss flanged ball valve (Velan fig. # 3”- F-01411-SBTA)	- Spool - SN2-11831-01	311214-0M-75312	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S
.7	1” x 3” - 3000# ss sockolet	- Spool - SN2-11831-01	311214-0M-75312	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.8	3” sch 40 stainless steel pipe	- Spool - SN2-11831-02	311214-0M-75312	14	LF	8.6	[**]	[**]	[**]	[**]	[**]	S
.9	3” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11831-02	311214-0M-75312	1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S
.10	3” sch 40 ss, bw tee	- Spool - SN2-11831-02	311214-0M-75312	1	Each	4.5	[**]	[**]	[**]	[**]	[**]	S
.11	3” x 2-1/2” sch 40 ss, bw conc. reducer	- Spool - SN2-11831-02	311214-0M-75312	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S
.12	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11832-01	311214-0M-75312	22	LF	11.0	[**]	[**]	[**]	[**]	[**]	S
.13	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-11832-01	311214-0M-75312	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.14	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-11832-01	311214-0M-75312	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.15	1” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-11832-01	311214-0M-75312	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.16	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-01	311214-0M-75312	17	LF	8.5	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
149 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.17	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-01	311214-0M-75312	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.18	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-13001-01	311214-0M-75312	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.19	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-02	311214-0M-75312	31	LF	15.4	[**]	[**]	[**]	[**]	[**]	S
.20	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-02	311214-0M-75312	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.21	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-13001-02	311214-0M-75312	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.22	1” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-13001-02	311214-0M-75312	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.23	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-03	311214-0M-75312	6	LF	3.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.24	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-03	311214-0M-75312	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.25	2-1/2” sch 40 ss, bw long radius 45° elbow	- Spool - SN2-13001-03	311214-0M-75312	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.26	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-04	311214-0M-75312	2	LF	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.27	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-04	311214-0M-75312	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.28	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-05	311214-0M-75312	20	LF	10.0	[**]	[**]	[**]	[**]	[**]	S
.29	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-06	311214-0M-75312	42	LF	20.9	[**]	[**]	[**]	[**]	[**]	S
.30	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-06	311214-0M-75312	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.31	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-07	311214-0M-75312	13	LF	6.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.32	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-07	311214-0M-75312	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.33	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-08	311214-0M-75312	44	LF	21.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.34	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-08	311214-0M-75312	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.35	2-1/2” sch 40 ss, bw long radius 45° elbow	- Spool - SN2-13001-08	311214-0M-75312	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.36	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-09	311214-0M-75312	9	LF	4.5	[**]	[**]	[**]	[**]	[**]	S
.37	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-13001-09	311214-0M-75312	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.38	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-13001-10	311214-0M-75312	3	LF	1.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.39	2-1/2” sch 40 ss, bw tee	- Spool - SN2-13001-10	311214-0M-75312	1	Each	7.5	[**]	[**]	[**]	[**]	[**]	S
.40	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-13001-10	311214-0M-75312	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S
.41	3” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-11801-01	311214-0M-75313	1	Each	4.4	[**]	[**]	[**]	[**]	[**]	S
.42	3”-150# r.f. wn. s.s. flange - bore sch 40	- Spool - SN2-11801-01	311214-0M-75313	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.43	3”-150# ring style gasket, 1/8” thk	- Spool - SN2-11801-01	311214-0M-75313	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.44	5/8 - 11 x 3-1/2” stud w/ 2 nuts	- Spool - SN2-11801-01	311214-0M-75313	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S
.45	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-02	311214-0M-75313	16	LF	8.0	[**]	[**]	[**]	[**]	[**]	S
.46	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-02	311214-0M-75313	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.47	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-11801-02	311214-0M-75313	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.48	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-11801-02	311214-0M-75313	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.49	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-03	311214-0M-75313	16	LF	8.0	[**]	[**]	[**]	[**]	[**]	S
.50	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-03	311214-0M-75313	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.51	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-04	311214-0M-75313	31	LF	15.4	[**]	[**]	[**]	[**]	[**]	S
.52	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-04	311214-0M-75313	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.53	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-05	311214-0M-75313	6	LF	3.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.54	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-05	311214-0M-75313	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.55	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-06	311214-0M-75313	3	LF	1.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.56	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-06	311214-0M-75313	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.57	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-07	311214-0M-75313	16	LF	8.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.58	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-08	311214-0M-75313	23	LF	11.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.59	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-08	311214-0M-75313	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.60	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-09	311214-0M-75313	26	LF	12.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
150 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.61	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-09	311214-0M-75313	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.62	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-10	311214-0M-75313	10	LF	5.0	[**]	[**]	[**]	[**]	[**]	S
.63	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-11801-10	311214-0M-75313	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.64	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-11801-11	311214-0M-75313	3	LF	1.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.65	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-11801-11	311214-0M-75313	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.66	1/2” sch 40 stainless steel pipe		Train 1 - small bore pipe	40	LF	6.3	[**]	[**]	[**]	[**]	[**]	S
.67	1/2” x 3” lg. sch 40 ss nipple		Train 1 - small bore pipe	50	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.68	1/2” x 3” lg. sch 40 ss nipple (toe)		Train 1 - small bore pipe	50	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.69	1/2” x 6” lg. sch 40 ss nipple (toe)		Train 1 - small bore pipe	5	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.70	1/2” - 3000# ss sw union		Train 1 - small bore pipe	5	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.71	1/2”-600 cwp, ss sw ball valve (Velan fig. # 1/2”- W-M1113-SSGA)		Train 1 - small bore pipe	50	Each	98.3	[**]	[**]	[**]	[**]	[**]	S
.72	1/2” od ss tubing		Train 1 - small bore pipe	250	LF	39.3	[**]	[**]	[**]	[**]	[**]	S
.73	1/2” od tube x 1/2” female npt connector (swagelok #ss-810-7-8)		Train 1 - small bore pipe	45	LF	35.4	[**]	[**]	[**]	[**]	[**]	S
.74	1/2” od tube x 1/2” male npt connector (swagelok #ss-810-1-8)		Train 1 - small bore pipe	20	LF	13.1	[**]	[**]	[**]	[**]	[**]	S
.75	1/2” od tube x 1/4” male npt connector (swagelok #ss-810-1-4)		Train 1 - small bore pipe	25	LF	16.4	[**]	[**]	[**]	[**]	[**]	S
.76	1/2” npt filter/regulator (Norgren Olympian B64C-4AK-AD3-RMG)		Train 1 - small bore pipe	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.77	Norgren bracket kit & single yoke		Train 1 - small bore pipe	3	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.78	3/4” x 3” lg. sch 40 ss nipple (toe)		Train 1 - small bore pipe	20	Each	6.6	[**]	[**]	[**]	[**]	[**]	S
.79	3/4” od ss tubing		Train 1 - small bore pipe	100	LF	18.3	[**]	[**]	[**]	[**]	[**]	S
.80	3/4” od tube x 3/4” female npt connector (swagelok #ss-1210-7-12)		Train 1 - small bore pipe	20	LF	18.3	[**]	[**]	[**]	[**]	[**]	S
.81	3/4” od tube x 3/4” female npt connector (swagelok #ss-1210-1-12)		Train 1 - small bore pipe	20	LF	18.3	[**]	[**]	[**]	[**]	[**]	S
.82	1” sch 40 stainless steel pipe		Train 1 - small bore pipe	1500	LF	294.8	[**]	[**]	[**]	[**]	[**]	S
.83	1” x 3” lg. sch 40 ss nipple		Train 1 - small bore pipe	50	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.84	1” x 6” lg. sch 40 ss nipple		Train 1 - small bore pipe	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.85	1” x 3” lg. sch 40 ss nipple (toe)		Train 1 - small bore pipe	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.86	1” - 3000# ss sw 90° elbow		Train 1 - small bore pipe	150	Each	196.6	[**]	[**]	[**]	[**]	[**]	S
.87	1” - 3000# ss sw tee		Train 1 - small bore pipe	60	Each	117.9	[**]	[**]	[**]	[**]	[**]	S
.88	1” x 3/4” - 3000# ss, sw reducer		Train 1 - small bore pipe	20	Each	38.0	[**]	[**]	[**]	[**]	[**]	S
.89	1” x 1/2” - 3000# ss, sw reducer		Train 1 - small bore pipe	55	Each	86.5	[**]	[**]	[**]	[**]	[**]	S
.90	1” - 3000# ss sw coupling		Train 1 - small bore pipe	65	Each	42.6	[**]	[**]	[**]	[**]	[**]	S
.91	1” - 3000# ss threaded cap		Train 1 - small bore pipe	25	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.92	1”-600 cwp, ss sw ball valve (Velan fig. # 1”- W-M1113-SSGA)		Train 1 - small bore pipe	60	Each	117.9	[**]	[**]	[**]	[**]	[**]	S
.93	1-1/2” sch 40 stainless steel pipe		Train 1 - small bore pipe	600	LF	133.7	[**]	[**]	[**]	[**]	[**]	S
.94	1-1/2” x 6” lg. sch 40 ss nipple		Train 1 - small bore pipe	4	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.95	1-1/2” - 3000# ss sw 90° elbow		Train 1 - small bore pipe	25	Each	45.9	[**]	[**]	[**]	[**]	[**]	S
.96	1-1/2” - 3000# ss sw tee		Train 1 - small bore pipe	20	Each	59.0	[**]	[**]	[**]	[**]	[**]	S
.97	1-1/2” x 1” - 3000# ss, sw reducer		Train 1 - small bore pipe	15	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.98	1-1/2” - 3000# ss threaded cap		Train 1 - small bore pipe	10	Each	11.1	[**]	[**]	[**]	[**]	[**]	S
.99	1-1/2” - 3000# ss sw coupling		Train 1 - small bore pipe	30	Each	33.4	[**]	[**]	[**]	[**]	[**]	S
.100	1-1/2”-600 cwp, ss sw ball valve (Velan fig. # 1.5”- W-M1113-SSGA)		Train 1 - small bore pipe	5	Each	11.1	[**]	[**]	[**]	[**]	[**]	S
.101	2” - 3000# ss sw tee		Train 1 - small bore pipe	25	Each	98.3	[**]	[**]	[**]	[**]	[**]	S
.102	2” - 3000# ss sw 90° elbow		Train 1 - small bore pipe	10	Each	26.2	[**]	[**]	[**]	[**]	[**]	S
.103	2” - 3000# ss sw coupling		Train 1 - small bore pipe	15	Each	19.7	[**]	[**]	[**]	[**]	[**]	S
.104	2” x 1” - 3000# ss, sw reducing insert		Train 1 - small bore pipe	25	Each	32.8	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
151 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.105	2” sch 40 stainless steel pipe		Train 1 - small bore pipe	300	LF	78.6	[**]	[**]	[**]	[**]	[**]	S
.106	2”-600 cwp, ss sw ball valve (Velan fig. # 2”- W-M1113-SSGA)		Train 1 - small bore pipe	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.107	2” x 2” safety valve (1PSV-11802), set @ 150 psig (Kunkle 6010JHM01-KM0150)		Train 1 - small bore pipe	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.108	3” sch 40 stainless steel pipe	- Spool - SN2-21831-01	311214-0M-75332	1	LF	0.6	[**]	[**]	[**]	[**]	[**]	S
.109	3” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21831-01	311214-0M-75332	2	Each	6.0	[**]	[**]	[**]	[**]	[**]	S
.110	3”-150# r.f. wn. s.s. flange - bore sch 40	- Spool - SN2-21831-01	311214-0M-75332	3	Each	9.2	[**]	[**]	[**]	[**]	[**]	S
.111	3”-150# ring style gasket, 1/8” thk	- Spool - SN2-21831-01	311214-0M-75332	3	Each	0.6	[**]	[**]	[**]	[**]	[**]	S
.112	5/8 - 11 x 3-1/2” stud w/ 2 nuts	- Spool - SN2-21831-01	311214-0M-75332	12	Each	2.4	[**]	[**]	[**]	[**]	[**]	S
.113	3”-150# ss flanged ball valve (Velan fig. # 3”- F-01411-SBTA)	- Spool - SN2-21831-01	311214-0M-75332	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S
.114	1” x 3” - 3000# ss sockolet	- Spool - SN2-21831-01	311214-0M-75332	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.115	3” sch 40 stainless steel pipe	- Spool - SN2-21831-02	311214-0M-75332	14	LF	8.6	[**]	[**]	[**]	[**]	[**]	S
.116	3” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21831-02	311214-0M-75332	1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S
.117	3” sch 40 ss, bw tee	- Spool - SN2-21831-02	311214-0M-75332	1	Each	4.5	[**]	[**]	[**]	[**]	[**]	S
.118	3” x 2-1/2” sch 40 ss, bw conc. reducer	- Spool - SN2-21831-02	311214-0M-75332	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S
.119	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21832-01	311214-0M-75332	22	LF	11.0	[**]	[**]	[**]	[**]	[**]	S
.120	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-21832-01	311214-0M-75332	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.121	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-21832-01	311214-0M-75332	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.122	1” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-21832-01	311214-0M-75332	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.123	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-01	311214-0M-75332	17	LF	8.5	[**]	[**]	[**]	[**]	[**]	S
.124	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-01	311214-0M-75332	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.125	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-23001-01	311214-0M-75332	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.126	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-02	311214-0M-75332	31	LF	15.4	[**]	[**]	[**]	[**]	[**]	S
.127	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-02	311214-0M-75332	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.128	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-23001-02	311214-0M-75332	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.129	1” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-23001-02	311214-0M-75332	1	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.130	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-03	311214-0M-75332	6	LF	3.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.131	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-03	311214-0M-75332	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.132	2-1/2” sch 40 ss, bw long radius 45° elbow	- Spool - SN2-23001-03	311214-0M-75332	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.133	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-04	311214-0M-75332	2	LF	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.134	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-04	311214-0M-75332	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.135	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-05	311214-0M-75332	20	LF	10.0	[**]	[**]	[**]	[**]	[**]	S
.136	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-06	311214-0M-75332	42	LF	20.9	[**]	[**]	[**]	[**]	[**]	S
.137	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-06	311214-0M-75332	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.138	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-07	311214-0M-75332	13	LF	6.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.139	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-07	311214-0M-75332	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.140	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-08	311214-0M-75332	44	LF	21.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.141	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-08	311214-0M-75332	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.142	2-1/2” sch 40 ss, bw long radius 45° elbow	- Spool - SN2-23001-08	311214-0M-75332	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.143	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-09	311214-0M-75332	9	LF	4.5	[**]	[**]	[**]	[**]	[**]	S
.144	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-23001-09	311214-0M-75332	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S
.145	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-23001-10	311214-0M-75332	4	LF	2.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.146	2-1/2” sch 40 ss, bw tee	- Spool - SN2-23001-10	311214-0M-75332	1	Each	7.5	[**]	[**]	[**]	[**]	[**]	S
.147	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-23001-10	311214-0M-75332	2	Each	7.6	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
152 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.148	3” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-21801-01	311214-0M-75333	1	Each	4.4	[**]	[**]	[**]	[**]	[**]	S
.149	3”-150# r.f. wn. s.s. flange - bore sch 40	- Spool - SN2-21801-01	311214-0M-75333	1	Each	3.1	[**]	[**]	[**]	[**]	[**]	S
.150	3”-150# ring style gasket, 1/8” thk	- Spool - SN2-21801-01	311214-0M-75333	1	Each	0.2	[**]	[**]	[**]	[**]	[**]	S
.151	5/8 - 11 x 3-1/2” stud w/ 2 nuts	- Spool - SN2-21801-01	311214-0M-75333	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S
.152	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-02	311214-0M-75333	16	LF	8.0	[**]	[**]	[**]	[**]	[**]	S
.153	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-02	311214-0M-75333	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.154	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-21801-02	311214-0M-75333	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.155	1-1/2” x 2-1/2” - 3000# ss sockolet	- Spool - SN2-21801-02	311214-0M-75333	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.156	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-03	311214-0M-75333	16	LF	8.0	[**]	[**]	[**]	[**]	[**]	S
.157	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-03	311214-0M-75333	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.158	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-04	311214-0M-75333	31	LF	15.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.159	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-04	311214-0M-75333	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.160	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-05	311214-0M-75333	6	LF	3.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.161	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-05	311214-0M-75333	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.162	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-06	311214-0M-75333	3	LF	1.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.163	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-06	311214-0M-75333	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.164	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-07	311214-0M-75333	17	LF	8.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.165	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-08	311214-0M-75333	23	LF	11.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.166	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-08	311214-0M-75333	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S
.167	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-09	311214-0M-75333	26	LF	12.9	[**]	[**]	[**]	[**]	[**]	S
.168	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-09	311214-0M-75333	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.169	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-10	311214-0M-75333	10	LF	5.0	[**]	[**]	[**]	[**]	[**]	S
.170	2-1/2” sch 40 ss, bw long radius 90° elbow	- Spool - SN2-21801-10	311214-0M-75333	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.171	2-1/2” x 2” sch 40 ss, bw conc. reducer	- Spool - SN2-21801-10	311214-0M-75333	1	Each	3.8	[**]	[**]	[**]	[**]	[**]	S
.172	2-1/2” sch 40 stainless steel pipe	- Spool - SN2-21801-11	311214-0M-75333	3	LF	1.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.173	1/2” sch 40 stainless steel pipe		Train 2 - small bore pipe	40	LF	6.3	[**]	[**]	[**]	[**]	[**]	S
.174	1/2” x 3” lg. sch 40 ss nipple		Train 2 - small bore pipe	50	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.175	1/2” x 3” lg. sch 40 ss nipple (toe)		Train 2 - small bore pipe	50	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.176	1/2” x 6” lg. sch 40 ss nipple (toe)		Train 2 - small bore pipe	5	Each	1.6	[**]	[**]	[**]	[**]	[**]	S
.177	1/2” - 3000# ss sw union		Train 2 - small bore pipe	5	Each	7.9	[**]	[**]	[**]	[**]	[**]	S
.178	1/2”-600 cwp, ss sw ball valve (Velan fig. # 1/2”- W-M1113-SSGA)		Train 2 - small bore pipe	50	Each	98.3	[**]	[**]	[**]	[**]	[**]	S
.179	1/2” od ss tubing		Train 2 - small bore pipe	250	LF	16.4	[**]	[**]	[**]	[**]	[**]	S
.180	1/2” od tube x 1/2” female npt connector (swagelok #ss-810-7-8)		Train 2 - small bore pipe	45	LF	29.5	[**]	[**]	[**]	[**]	[**]	S
.181	1/2” od tube x 1/2” male npt connector (swagelok #ss-810-1-8)		Train 2 - small bore pipe	20	LF	13.1	[**]	[**]	[**]	[**]	[**]	S
.182	1/2” od tube x 1/4” male npt connector (swagelok #ss-810-1-4)		Train 2 - small bore pipe	25	LF	16.4	[**]	[**]	[**]	[**]	[**]	S
.183	1/2” npt filter/regulator (Norgren Olympian B64C-4AK-AD3-RMG)		Train 2 - small bore pipe	3	Each	23.6	[**]	[**]	[**]	[**]	[**]	S
.184	Norgren bracket kit & single yoke		Train 2 - small bore pipe	3	Each	15.7	[**]	[**]	[**]	[**]	[**]	S
.185	3/4” x 3” lg. sch 40 ss nipple (toe)		Train 2 - small bore pipe	20	Each	6.6	[**]	[**]	[**]	[**]	[**]	S
.186	3/4” od ss tubing		Train 2 - small bore pipe	100	LF	18.3	[**]	[**]	[**]	[**]	[**]	S
.187	3/4” od tube x 3/4” female npt connector (swagelok #ss-1210-7-12)		Train 2 - small bore pipe	20	LF	18.3	[**]	[**]	[**]	[**]	[**]	S
.188	3/4” od tube x 3/4” female npt connector (swagelok #ss-1210-1-12)		Train 2 - small bore pipe	20	LF	18.3	[**]	[**]	[**]	[**]	[**]	S
.189	1” sch 40 stainless steel pipe		Train 2 - small bore pipe	1500	LF	294.8	[**]	[**]	[**]	[**]	[**]	S
.190	1” x 3” lg. sch 40 ss nipple		Train 2 - small bore pipe	50	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.191	1” x 6” lg. sch 40 ss nipple		Train 2 - small bore pipe	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
153 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.192	1” x 3” lg. sch 40 ss nipple (toe)		Train 2 - small bore pipe	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S
.193	1” - 3000# ss sw 90° elbow		Train 2 - small bore pipe	150	Each	196.6	[**]	[**]	[**]	[**]	[**]	S
.194	1” - 3000# ss sw tee		Train 2 - small bore pipe	60	Each	117.9	[**]	[**]	[**]	[**]	[**]	S
.195	1” x 3/4” - 3000# ss, sw reducer		Train 2 - small bore pipe	20	Each	38.0	[**]	[**]	[**]	[**]	[**]	S
.196	1” x 1/2” - 3000# ss, sw reducer		Train 2 - small bore pipe	55	Each	86.5	[**]	[**]	[**]	[**]	[**]	S
.197	1” - 3000# ss sw coupling		Train 2 - small bore pipe	65	Each	42.6	[**]	[**]	[**]	[**]	[**]	S
.198	1” - 3000# ss threaded cap		Train 2 - small bore pipe	25	Each	16.4	[**]	[**]	[**]	[**]	[**]	S
.199	1”-600 cwp, ss sw ball valve (Velan fig. # 1”- W-M1113-SSGA)		Train 2 - small bore pipe	60	Each	117.9	[**]	[**]	[**]	[**]	[**]	S
.200	1-1/2” sch 40 stainless steel pipe		Train 2 - small bore pipe	600	LF	133.7	[**]	[**]	[**]	[**]	[**]	S
.201	1-1/2” x 6” lg. sch 40 ss nipple		Train 2 - small bore pipe	4	Each	1.3	[**]	[**]	[**]	[**]	[**]	S
.202	1-1/2” - 3000# ss sw 90° elbow		Train 2 - small bore pipe	25	Each	45.9	[**]	[**]	[**]	[**]	[**]	S
.203	1-1/2” - 3000# ss sw tee		Train 2 - small bore pipe	20	Each	59.0	[**]	[**]	[**]	[**]	[**]	S
.204	1-1/2” x 1” - 3000# ss, sw reducer		Train 2 - small bore pipe	15	Each	31.4	[**]	[**]	[**]	[**]	[**]	S
.205	1-1/2” - 3000# ss threaded cap		Train 2 - small bore pipe	10	Each	11.1	[**]	[**]	[**]	[**]	[**]	S
.206	1-1/2” - 3000# ss sw coupling		Train 2 - small bore pipe	30	Each	33.4	[**]	[**]	[**]	[**]	[**]	S
.207	1-1/2”-600 cwp, ss sw ball valve (Velan fig. # 1.5”- W-M1113-SSGA)		Train 2 - small bore pipe	5	Each	11.1	[**]	[**]	[**]	[**]	[**]	S
.208	2” - 3000# ss sw tee		Train 2 - small bore pipe	25	Each	98.3	[**]	[**]	[**]	[**]	[**]	S
.209	2” - 3000# ss sw 90° elbow		Train 2 - small bore pipe	10	Each	26.2	[**]	[**]	[**]	[**]	[**]	S
.210	2” - 3000# ss sw coupling		Train 2 - small bore pipe	15	Each	19.7	[**]	[**]	[**]	[**]	[**]	S
.211	2” x 1” - 3000# ss, sw reducing insert		Train 2 - small bore pipe	25	Each	32.8	[**]	[**]	[**]	[**]	[**]	S
.212	2” sch 40 stainless steel pipe		Train 2 - small bore pipe	300	LF	78.6	[**]	[**]	[**]	[**]	[**]	S
.213	2”-600 cwp, ss sw ball valve (Velan fig. # 2”- W-M1113-SSGA)		Train 2 - small bore pipe	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S
.214	2” x 2” safety valve (1PSV-11802), set @ 150 psig (Kunkle 6010JHM01-KM0150)		Train 2 - small bore pipe	1	Each	3.9	[**]	[**]	[**]	[**]	[**]	S
.215	pipe support (2-1/2” pipe) - 2” dia. X 4’ lg. cs pipe sch 40	Detail PS-75371-01	311214-0M-75371	4	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.216	pipe support (2-1/2” pipe) - 1-1/2” dia. X 8” lg. cs pipe sch 40	Detail PS-75371-01	311214-0M-75371	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.217	pipe support (2-1/2” pipe) - 6”X6”X3/8” plate	Detail PS-75371-01	311214-0M-75371	4	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.218	pipe support (2-1/2” pipe) - 12”X12”X1/2” plate	Detail PS-75371-01	311214-0M-75371	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.219	pipe support (2-1/2” pipe) - 3/4” dia. Anchor bolt	Detail PS-75371-01	311214-0M-75371	16	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.220	pipe support (3” pipe) - 2” dia. X 4’ lg. cs pipe sch 40	Detail PS-75371-02	311214-0M-75371	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.221	pipe support (3” pipe) - 1-1/2” dia. X 8” lg. cs pipe sch 40	Detail PS-75371-02	311214-0M-75371	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.222	pipe support (3” pipe) - 6”X6”X3/8” plate	Detail PS-75371-02	311214-0M-75371	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.223	pipe support (3” pipe) - 12”X12”X1/2” plate	Detail PS-75371-02	311214-0M-75371	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.224	pipe support (3” pipe) - 3/4” dia. Anchor bolt	Detail PS-75371-02	311214-0M-75371	8	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.225	pipe support (2-1/2” pipe) - 2” dia. X 4’ lg. cs pipe sch 40	Detail PS-75371-03	311214-0M-75371	2	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.226	pipe support (2-1/2” pipe) - 1-1/2” dia. X 8” lg. cs pipe sch 40	Detail PS-75371-03	311214-0M-75371	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.227	pipe support (2-1/2” pipe) - 6”X6”X3/8” plate	Detail PS-75371-03	311214-0M-75371	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.228	pipe support (2-1/2” pipe) - 12”X12”X1/2” plate	Detail PS-75371-03	311214-0M-75371	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.229	pipe support (2-1/2” pipe) - 3/4” dia. Anchor bolt	Detail PS-75371-03	311214-0M-75371	8	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.230	Aux steel, W6x15, 5.2’ lg.	Detail RH-75371-01	311214-0M-75371	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.231	1/2” dia rod x 36” lg. w/pin, 2 - hex nuts (Anvil support for 3” tee)	Detail RH-75371-01	311214-0M-75371	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.232	Aux steel, W6x15, 5.2’ lg.	Detail RH-75371-02	311214-0M-75371	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.233	1/2” dia rod x 36” lg. w/pin, 2 - hex nuts (Anvil support for 2-1/2” elbow)	Detail RH-75371-02	311214-0M-75371	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
154 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.234	Aux steel, W6x15, 5.2’ lg.	Detail RH-75371-03	311214-0M-75371	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.235	1/2” dia rod x 36” lg. w/pin, 2 - hex nuts (Anvil support for 2-1/2” pipe)	Detail RH-75371-03	311214-0M-75371	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.236	1/2” dia rod x 42” lg. 2 - hex nuts (Anvil support for 2-1/2” pipe)	Detail RH-75371-04	311214-0M-75371	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.237	1/2” dia rod x 36” lg. 2 - hex nuts (Anvil support for 2-1/2” pipe)	Detail RH-75371-05	311214-0M-75371	8	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.238	Aux steel, C6x10.5, 20” lg.	Detail RH-75371-06	311214-0M-75371	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.239	Aux steel, L3x3x1/4, 17” lg.	Detail RH-75371-06	311214-0M-75371	1	Each	13.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.240	1/2” dia rod x 24” lg. 4 - hex nuts (Anvil support for 2-1/2” pipe)	Detail RH-75371-06	311214-0M-75371	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.241	Aux steel, C6x10.5, 20” lg.	Detail RH-75371-07	311214-0M-75371	1	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.242	Aux steel, L3x3x1/4, 19” lg.	Detail RH-75371-07	311214-0M-75371	1	Each	13.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.243	1/2” dia rod x 24” lg. 4 - hex nuts (Anvil support for 2-1/2” pipe)	Detail RH-75371-07	311214-0M-75371	1	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.244	Aux steel, ST4x4x1/4”, 3’-7” lg.	Detail GU/SP-75371-01	311214-0M-75371	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.245	Guide support, detail 1	Detail GU/SP-75371-01	311214-0M-75371	4	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.246	Aux steel, ST4x4x1/4”, 3’-7” lg.	Detail GU/SP-75371-02	311214-0M-75371	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.247	Achor support, detail 2	Detail GU/SP-75371-02	311214-0M-75371	4	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.248	Aux steel, ST4x4x1/4”, 38” lg.	Detail GU/SP-75371-03	311214-0M-75371	2	Each	26.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.249	Guide support, detail 1	Detail GU/SP-75371-03	311214-0M-75371	4	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.250	Aux steel, W6x15, 2’-9” lg.	Detail AN-75372-01	311214-0M-75372	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.251	Aux steel, C6x10.5, 1’-6” lg.	Detail AN-75372-01	311214-0M-75372	2	Each	26.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.252	Aux steel, 3/8” gusset plate	Detail AN-75372-01	311214-0M-75372	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.253	Achor support, detail 2, 2-1/2” pipe	Detail AN-75372-01	311214-0M-75372	4	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.254	Aux steel, W6x15, 12.5” lg.	Detail GU-75372-04	311214-0M-75372	6	Each	188.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.255	Aux steel, C6x10.5, 1’-6” lg.	Detail GU-75372-04	311214-0M-75372	6	Each	78.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.256	Guide support, detail 1, 2-1/2” pipe	Detail GU-75372-04	311214-0M-75372	12	Each	188.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.257	Aux steel, W6x15, 12.5” lg.	Detail GU-75372-05	311214-0M-75372	4	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.258	Aux steel, 7x7x3/8” plate	Detail GU-75372-05	311214-0M-75372	4	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.259	Guide support, detail 1, 2-1/2” pipe	Detail GU-75372-05	311214-0M-75372	4	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.260	Aux steel, W6x15, 16.5” lg.	Detail GU-75372-06	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.261	Guide support, detail 1, 2-1/2” pipe	Detail GU-75372-06	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.262	Aux steel, W6x15, 16.5” lg.	Detail AN-75372-02	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.263	Achor support, detail 2, 2-1/2” pipe	Detail AN-75372-02	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.264	Aux steel, W6x15, 17” lg.	Detail AN-75372-03	311214-0M-75372	2	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.265	Aux steel, L3x3x1/4, 2.6 ft lg.	Detail AN-75372-03	311214-0M-75372	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.266	Achor support, detail 2, 2-1/2” pipe	Detail AN-75372-03	311214-0M-75372	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.267	Aux steel, W6x15, 17” lg.	Detail AN-75372-04	311214-0M-75372	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.268	Aux steel, L3x3x1/4, 3.1 ft lg.	Detail AN-75372-04	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.269	Achor support, detail 2, 2-1/2” pipe	Detail AN-75372-04	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.270	Aux steel, W6x15, 17” lg.	Detail GU-75372-07	311214-0M-75372	4	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.271	Guide support, detail 1, 2-1/2” pipe	Detail GU-75372-07	311214-0M-75372	4	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.272	Aux steel, C6x10.5, 1’-0” lg.	Detail GU-75372-08	311214-0M-75372	6	Each	47.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.273	U-bolt for 2-1/2” pipe	Detail GU-75372-08	311214-0M-75372	6	Each	2.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.274	Aux steel, C6x10.5, 1’-0” lg.	Detail GU-75372-09	311214-0M-75372	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.275	U-bolt for 2-1/2” pipe	Detail GU-75372-09	311214-0M-75372	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.276	Aux steel, ST4x4x1/4”, 24” lg.	Detail GU-75372-10	311214-0M-75372	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.277	Guide support, detail 1, 2-1/2” pipe	Detail GU-75372-10	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
155 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.278	Aux steel, ST4x4x1/4”, 24” lg.	Detail GU-75372-11	311214-0M-75372	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.279	Guide support, detail 1, 2-1/2” pipe	Detail GU-75372-11	311214-0M-75372	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.280	1-1/2”W x 3”H x 1/4” thick lugs	Detail PS-75371-05	311214-0M-75373	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.281	1-1/2”W x 3”H x 1/4” thick lugs	Detail PS-75371-06	311214-0M-75373	4	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
	Total for 2.5 - Erection of Compressed Air Piping System					6347.3	[**]	[**]	[**]	[**]	[**]

2.6	Waste Ash Transport Piping System
.1	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.092D & .093D	22	LF	27.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.2	12” gasket	- Train 1	14-1/11327.092D & .093D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.3	12” pipe stud w/2 nuts	- Train 1	14-1/11327.092D & .093D	4	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.4	hex bolt w/nut & washer	- Train 1	14-1/11327.092D & .093D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.5	12” cs butterfly valve automatic	- Train 1	14-1/11327.092D & .093D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.6	12” cs butterfly valve manual	- Train 1	14-1/11327.092D & .093D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.7	12” cs ball valve	- Train 1	14-1/11327.092D & .093D	4	Each	29.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.8	12” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.092D & .093D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.9	12” sch 40 cs, bw tee	- Train 1	14-1/11327.092D & .093D	2	Each	37.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.10	12” flexible hose	- Train 1	14-1/11327.092D & .093D	1	Each	7.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.11	12” hose clamps	- Train 1	14-1/11327.092D & .093D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.12	14” x 12” sch 40 cs, bw reducer	- Train 1	14-1/11327.092D & .093D	1	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.13	14” sch 40 carbon steel pipe	- Train 1	14-1/11327.092D & .093D	6	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.14	14” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.092D & .093D	1	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.15	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.092D & .093D	6	LF	5.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.16	8” sch 40 cs, bw tee	- Train 1	14-1/11327.092D & .093D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.17	8” gasket	- Train 1	14-1/11327.092D & .093D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.18	8” pipe stud w/2 nuts	- Train 1	14-1/11327.092D & .093D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.19	12” x 8” sch 40 cs, bw reducer	- Train 1	14-1/11327.092D & .093D	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.20	12” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.092D & .093D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.21	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.092D & .093D	4	LF	5.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.22	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.092D & .093D	18	LF	22.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.23	12” sch 40 cs, bw tee	- Train 1	14-1/11327.092D & .093D	1	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.24	12” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.092D & .093D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.25	12” cs butterfly valve manual	- Train 1	14-1/11327.092D & .093D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.26	hex bolt w/nut & washer	- Train 1	14-1/11327.092D & .093D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.27	12” flexible hose	- Train 1	14-1/11327.092D & .093D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.28	12” hose clamps	- Train 1	14-1/11327.092D & .093D	4	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.29	12” gasket	- Train 1	14-1/11327.092D & .093D	7	Each	1.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.30	12” pipe stud w/2 nuts	- Train 1	14-1/11327.092D & .093D	7	Each	2.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.31	12” x 6” sch 40 cs, bw reducer	- Train 1	14-1/11327.092D & .093D	2	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.32	6” gasket	- Train 1	14-1/11327.092D & .093D	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.33	6” pipe stud w/2 nuts	- Train 1	14-1/11327.092D & .093D	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.34	14” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .086D	26	LF	38.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.35	14” x 12” sch 40 cs, bw reducer	- Train 1	14-1/11327.078D & .086D	2	Each	29.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.36	14” sch 40 cs, bw tee	- Train 1	14-1/11327.078D & .086D	1	Each	22.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
156 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.37	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .086D	20	LF	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.38	12” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .086D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.39	12” sch 40 cs, bw tee	- Train 1	14-1/11327.078D & .086D	1	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.40	12” x 8” sch 40 cs, bw reducer	- Train 1	14-1/11327.078D & .086D	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.41	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .086D	40	LF	50.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.42	12” sch 40 cs, bw tee	- Train 1	14-1/11327.078D & .086D	1	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.43	12” x 4” sch 40 cs, bw reducer	- Train 1	14-1/11327.078D & .086D	1	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.44	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .086D	20	LF	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.45	12” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .086D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.46	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .086D	18	LF	7.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.47	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .086D	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.48	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .086D	48	LF	20.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.49	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .088D	24	LF	30.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.50	12” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .088D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.51	12” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .088D	10	LF	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.52	12” sch 40 cs, bw tee	- Train 1	14-1/11327.078D & .088D	1	Each	22.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.53	12” x 8” sch 40 cs, bw reducer	- Train 1	14-1/11327.078D & .088D	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.54	8” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .088D	1	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.55	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .088D	25	LF	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.56	8” cs butterfly valve automatic	- Train 1	14-1/11327.078D & .088D	1	Each	11.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.57	8” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .088D	1	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.58	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .088D	10	LF	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.59	8” sch 40 cs, bw tee	- Train 1	14-1/11327.078D & .088D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.60	8” x 6” sch 40 cs, bw reducer	- Train 1	14-1/11327.088D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.61	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.088D	109	LF	68.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.62	6” sch 40 cs, bw tee	- Train 1	14-1/11327.088D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.63	6” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.088D	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.64	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.088D	6	LF	3.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.65	6” sch 40 cs, bw tee	- Train 1	14-1/11327.088D	3	Each	28.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.66	6” x 4” sch 40 cs, bw reducer	- Train 1	14-1/11327.088D	6	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.67	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.68	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.076D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.69	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.70	4” sch 40 cs, bw tee	- Train 1	14-1/11327.076D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.71	4” x 3” sch 40 cs, bw reducer	- Train 1	14-1/11327.076D	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.72	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.73	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.74	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.75	4” sch 40 cs, bw tee	- Train 1	14-1/11327.078D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.76	4” x 3” sch 40 cs, bw reducer	- Train 1	14-1/11327.078D	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.77	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.080D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.78	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.080D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.79	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.080D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.80	4” sch 40 cs, bw tee	- Train 1	14-1/11327.080D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
157 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.81	4” x 3” sch 40 cs, bw reducer	- Train 1	14-1/11327.080D	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.82	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	23	LF	6.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.83	3” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D	4	Each	12.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.84	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	50	LF	15.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.85	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	41	LF	12.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.86	3” sch 40 cs, bw tee	- Train 1	14-1/11327.112D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.87	3” x 2-1/2” sch 40 cs, bw reducer	- Train 1	14-1/11327.112D	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.88	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	21	LF	5.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.89	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D	6	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.90	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	24	LF	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.91	2-1/2” cs butterfly valve manual	- Train 1	14-1/11327.112D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.92	2-1/2” x 1” sch 40 cs, bw reducer	- Train 1	14-1/11327.112D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.93	1” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.94	1” NPTF tap	- Train 1	14-1/11327.112D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.95	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.112D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.96	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.112D	7	LF	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.97	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.98	2-1/2” cs butterfly valve manual	- Train 1	14-1/11327.112D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.99	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.112D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.100	2-1/2” x 1/2” cs reducer	- Train 1	14-1/11327.112D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.101	1/2” sch 80 carbon steel pipe	- Train 1	14-1/11327.112D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.102	1/2” plug, coupling, tee	- Train 1	14-1/11327.112D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.103	1/2” aeration hose	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.104	1/2” hose clamps	- Train 1	14-1/11327.112D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.105	1/2” cs ball valve	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.106	1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.107	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.112D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.108	2-1/2” x 1/2” cs reducer	- Train 1	14-1/11327.112D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.109	1/2” sch 80 carbon steel pipe	- Train 1	14-1/11327.112D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.110	1/2” plug, coupling, tee	- Train 1	14-1/11327.112D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.111	1/2” aeration hose	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.112	1/2” hose clamps	- Train 1	14-1/11327.112D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.113	1/2” cs ball valve	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.114	1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.115	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.112D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.116	2-1/2” x 1/2” cs reducer	- Train 1	14-1/11327.112D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.117	1/2” sch 80 carbon steel pipe	- Train 1	14-1/11327.112D & .116D	14	LF	19.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.118	1/2” plug, coupling, tee	- Train 1	14-1/11327.112D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.119	1/2” aeration hose	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.120	1/2” hose clamps	- Train 1	14-1/11327.112D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.121	1/2” cs ball valve	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.122	1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.123	3” sch 40 cs, bw tee	- Train 1	14-1/11327.112D & .116D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.124	2” sch 80 carbon steel pipe	- Train 1	14-1/11327.112D & .117D	42	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
158 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.125	3” x 2” cs reducer	- Train 1	14-1/11327.112D & .117D	4	Each	10.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.126	2” sch 80 bw, cs long radius 90° elbow	- Train 1	14-1/11327.112D & .117D	8	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.127	Detail 1	- Train 1	14-1/11327.112D & .117D	4	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.128	Typical aeroslide aeration detail	- Train 1	14-1/11327.116D	16	Each	209.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.129	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.113D	23	LF	6.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.130	3” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.113D	4	Each	12.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.131	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.113D	50	LF	15.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.132	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.113D	41	LF	12.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.133	3” sch 40 cs, bw tee	- Train 1	14-1/11327.113D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.134	3” x 2-1/2” sch 40 cs, bw reducer	- Train 1	14-1/11327.113D	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.135	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.113D	21	LF	5.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.136	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.113D	6	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.137	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.113D	13	LF	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.138	2-1/2” cs butterfly valve manual	- Train 1	14-1/11327.113D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.139	2-1/2” x 1” sch 40 cs, bw reducer	- Train 1	14-1/11327.113D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.140	1” sch 40 carbon steel pipe	- Train 1	14-1/11327.113D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.141	1” NPTF tap	- Train 1	14-1/11327.113D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.142	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.113D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.143	2-1/2” x 1” cs reducer	- Train 1	14-1/11327.113D & .116D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.144	1” sch 80 carbon steel pipe	- Train 1	14-1/11327.113D & .116D	8	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.145	1” plug, coupling, tee	- Train 1	14-1/11327.113D & .116D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.146	1” aeration hose	- Train 1	14-1/11327.113D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.147	1” hose clamps	- Train 1	14-1/11327.113D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.148	1” cs ball valve	- Train 1	14-1/11327.113D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.149	1” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.113D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.150	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.113D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.151	2-1/2” x 1/2” cs reducer	- Train 1	14-1/11327.113D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.152	1/2” sch 80 carbon steel pipe	- Train 1	14-1/11327.113D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.153	1/2” plug, coupling, tee	- Train 1	14-1/11327.113D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.154	1/2” aeration hose	- Train 1	14-1/11327.113D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.155	1/2” hose clamps	- Train 1	14-1/11327.113D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.156	1/2” cs ball valve	- Train 1	14-1/11327.113D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.157	1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.113D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.158	3” sch 40 cs, bw tee	- Train 1	14-1/11327.113D & .117D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.159	2” sch 80 carbon steel pipe	- Train 1	14-1/11327.113D & .117D	42	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.160	3” x 2” cs reducer	- Train 1	14-1/11327.113D & .117D	4	Each	10.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.161	2” sch 80 bw, cs long radius 90° elbow	- Train 1	14-1/11327.113D & .117D	8	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.162	Detail 1	- Train 1	14-1/11327.113D & .117D	4	Each	83.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.163	Typical aeroslide aeration detail	- Train 1	14-1/11327.116D	16	Each	209.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.164	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.114D	23	LF	6.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.165	3” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.114D	4	Each	12.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.166	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.114D	50	LF	15.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.167	3” sch 40 carbon steel pipe	- Train 1	14-1/11327.114D	41	LF	12.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.168	3” sch 40 cs, bw tee	- Train 1	14-1/11327.114D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
159 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.169	3” x 2-1/2” sch 40 cs, bw reducer	- Train 1	14-1/11327.114D	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.170	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.114D	21	LF	5.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.171	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.114D	6	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.172	2-1/2” sch 40 carbon steel pipe	- Train 1	14-1/11327.114D	13	LF	3.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.173	2-1/2” cs butterfly valve manual	- Train 1	14-1/11327.114D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.174	2-1/2” x 1” sch 40 cs, bw reducer	- Train 1	14-1/11327.114D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.175	1” sch 40 carbon steel pipe	- Train 1	14-1/11327.114D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.176	1” NPTF tap	- Train 1	14-1/11327.114D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.177	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.114D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.178	2-1/2” x 1” cs reducer	- Train 1	14-1/11327.114D & .116D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.179	1” sch 80 carbon steel pipe	- Train 1	14-1/11327.114D & .116D	8	LF	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.180	1” plug, coupling, tee	- Train 1	14-1/11327.114D & .116D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.181	1” aeration hose	- Train 1	14-1/11327.114D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.182	1” hose clamps	- Train 1	14-1/11327.114D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.183	1” cs ball valve	- Train 1	14-1/11327.114D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.184	1” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.114D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.185	2-1/2” sch 40 cs, bw tee	- Train 1	14-1/11327.114D & .116D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.186	2-1/2” x 1/2” cs reducer	- Train 1	14-1/11327.114D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.187	1/2” sch 80 carbon steel pipe	- Train 1	14-1/11327.114D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.188	1/2” plug, coupling, tee	- Train 1	14-1/11327.114D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.189	1/2” aeration hose	- Train 1	14-1/11327.114D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.190	1/2” hose clamps	- Train 1	14-1/11327.114D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.191	1/2” cs ball valve	- Train 1	14-1/11327.114D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.192	1/2” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.114D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.193	3” sch 40 cs, bw tee	- Train 1	14-1/11327.114D & .117D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.194	2” sch 80 carbon steel pipe	- Train 1	14-1/11327.114D & .117D	42	LF	8.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.195	3” x 2” cs reducer	- Train 1	14-1/11327.114D & .117D	4	Each	10.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.196	2” sch 80 bw, cs long radius 90° elbow	- Train 1	14-1/11327.114D & .117D	8	Each	16.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.197	Detail 1	- Train 1	14-1/11327.114D & .117D	4	Each	83.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.198	Typical aeroslide aeration detail	- Train 1	14-1/11327.116D	16	Each	209.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.199	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D	16	LF	13.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.200	8” sch 40 cs, bw tee	- Train 1	14-1/11327.078D & .088D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.201	8” x 6” sch 40 cs, bw reducer	- Train 1	14-1/11327.078D & .088D	1	Each	7.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.202	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.078D & .088D	48	LF	30.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.203	6” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.078D & .088D	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.204	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.096D	23	LF	14.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.205	6” cs butterfly valve automatic	- Train 1	14-1/11327.096D	1	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.206	6” cs butterfly valve manual	- Train 1	14-1/11327.096D	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.207	6” sch 40 cs, bw tee	- Train 1	14-1/11327.096D	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.208	6” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.096D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.209	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.096D	21	LF	8.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.210	6” x 4” sch 40 cs, bw reducer	- Train 1	14-1/11327.096D	2	Each	10.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.211	4” cs butterfly valve manual	- Train 1	14-1/11327.096D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.212	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.096D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
160 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.213	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.096D	4	LF	1.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.214	4” flexible hose 3’-4” lg.	- Train 1	14-1/11327.096D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.215	4” hose clamps	- Train 1	14-1/11327.096D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.216	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.096D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.217	4” sch 40 carbon steel pipe manifold	- Train 1	14-1/11327.096D	51	LF	21.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.218	CFB Scrubber aeration air connection from scrubber floor to 4” pipe	- Train 1	14-1/11327.096D	36	Each	283.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.219	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.220	6” sch 40 cs, bw tee	- Train 1	14-1/11327.076D	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.221	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.222	8” sch 40 cs, bw tee	- Train 1	14-1/11327.076D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.223	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	3	LF	2.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.224	8” x 6” sch 40 cs, bw reducer	- Train 1	14-1/11327.076D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.225	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	40	LF	16.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.226	6” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.076D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.227	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.228	6” cs butterfly valve automatic	- Train 1	14-1/11327.076D	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.229	6” cs butterfly valve manual	- Train 1	14-1/11327.076D	2	Each	6.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.230	6” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.076D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.231	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D & .161D	2	LF	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.232	6” sch 40 bw, cs long radius 45° elbow	- Train 1	14-1/11327.076D & .161D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.233	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D & .161D	10	LF	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.234	6” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.076D & .161D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.235	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D & .161D	9	LF	5.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.236	6” x 4” sch 40 cs, bw reducer	- Train 1	14-1/11327.076D & .161D	2	Each	10.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.237	4” sch 40 bw, cs long radius 45° elbow	- Train 1	14-1/11327.076D & .161D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.238	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D & .161D	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.239	4” sch 40 cs, bw tee	- Train 1	14-1/11327.076D & .161D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.240	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.076D & .161D	73	LF	30.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.241	Detail 1	- Train 1	14-1/11327.090D/02	14	Each	183.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.242	Detail 2	- Train 1	14-1/11327.090D/02	14	Each	183.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.243	1” female NPT tap	- Train 1	14-1/11327.084D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.244	1” sch 80 carbon steel pipe	- Train 1	14-1/11327.084D	2	LF	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.245	2” x 1” cs reducer	- Train 1	14-1/11327.084D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.246	2” sch 80 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.247	2” sch 80 carbon steel pipe	- Train 1	14-1/11327.084D	11	LF	2.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.248	4” x 2” cs reducer	- Train 1	14-1/11327.084D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.249	4” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.250	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	34	LF	14.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.251	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.084D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.252	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	11	LF	4.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.253	4” sch 40 bw, cs long radius 90° elbow	- Train 1	14-1/11327.084D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.254	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	5	LF	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.255	6” x 4” cs reducer	- Train 1	14-1/11327.084D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.256	6” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	4	Each	37.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
161 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.257	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	44	LF	27.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.258	8” x 6” cs reducer	- Train 1	14-1/11327.084D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.259	8” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.260	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	9	LF	7.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.261	12” x 8” cs reducer	- Train 1	14-1/11327.084D	4	Each	41.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.262	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	36	LF	30.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.263	8” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.264	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	22	LF	18.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.265	8” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.266	8” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	10	LF	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.267	8” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.268	8” x 6” cs reducer	- Train 1	14-1/11327.084D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.269	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	10	LF	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.270	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	22	LF	13.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.271	6” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.272	6” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	20	LF	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.273	6” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.274	6” x 4” cs reducer	- Train 1	14-1/11327.084D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.275	4” sch 40 carbon steel pipe	- Train 1	14-1/11327.084D	18	LF	7.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.276	4” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.277	4” x 2” cs reducer	- Train 1	14-1/11327.084D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.278	2” sch 80 carbon steel pipe	- Train 1	14-1/11327.084D	27	LF	5.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.279	2” sch 80 carbon steel pipe	- Train 1	14-1/11327.084D	20	LF	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.280	2” sch 80 bw, cs long radius 90° elbow	- Train 1	14-1/11327.084D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.281	2” cs butterfly valve manual	- Train 1	14-1/11327.084D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.282	2” sch 40 cs, bw tee	- Train 1	14-1/11327.084D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.283	2” x 1” cs reducer	- Train 1	14-1/11327.084D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.284	1” female NPT tap	- Train 1	14-1/11327.084D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.285	1” sch 80 carbon steel pipe	- Train 1	14-1/11327.084D	2	LF	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.286	2” sch 80 carbon steel pipe	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.082D	7	LF	1.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.287	2” cs 90° elbow	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.082D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.288	2” x 1-1/2” cs reducer	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.082D	2	Each	3.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.289	1-1/2” sch 80 carbon steel pipe	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.082D	4	LF	5.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.290	1-1/2” male NPT tap	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.084D	2	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.291	1-1/2” aeration hose	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.082D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.292	1-1/2” hose clamps	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.082D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.293	2” sch 80 carbon steel pipe	- Typical aeroslide aeration rise air connection	14-1/11327.082D	12	LF	2.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.294	2” cs 90° elbow	- Typical aeroslide aeration rise air connection	14-1/11327.082D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.295	2” cs butterfly valve manual	- Typical aeroslide aeration rise air connection	14-1/11327.082D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.296	2” aeration hose	- Typical aeroslide aeration rise air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.297	2” hose clamps	- Typical aeroslide aeration rise air connection	14-1/11327.082D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.298	4” sch 40 carbon steel pipe	- Typical aeroslide aeration rise air connection	14-1/11327.082D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.299	4” cs 90° elbow	- Typical aeroslide aeration rise air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.300	4” cs butterfly valve manual	- Typical aeroslide aeration rise air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
162 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.301	4” aeration hose	- Typical aeroslide aeration rise air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.302	4” hose clamps	- Typical aeroslide aeration rise air connection	14-1/11327.082D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.303	6” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	10.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.304	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	6	LF	2.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.305	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.306	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.307	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.308	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.309	2” sch 80 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	10	LF	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.310	2” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	6	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.311	6” x 2” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.312	2” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.313	2” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.314	2” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.315	8” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.316	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	6	LF	2.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.317	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.318	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.319	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.320	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.321	8” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.322	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.323	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.324	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.325	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.326	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.327	8” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.328	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.329	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.330	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.331	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.332	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.333	6” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.334	6” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	10.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.335	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.336	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.337	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.338	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.339	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.340	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.082D	14	LF	5.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.341	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.342	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.343	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.344	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.082D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
163 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.345	2” sch 80 carbon steel pipe	- Typical two-way gate aeration air connection	14-1/11327.082D	14	LF	2.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.346	4” sch 40 carbon steel pipe	- Typical two-way gate aeration air connection	14-1/11327.082D	6	LF	2.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.347	2” cs 90° elbow	- Typical two-way gate aeration air connection	14-1/11327.082D	4	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.348	4” x 2” cs reducer	- Typical two-way gate aeration air connection	14-1/11327.082D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.349	8” x 4” cs reducer	- Typical two-way gate aeration air connection	14-1/11327.082D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.350	2” cs butterfly valve manual	- Typical two-way gate aeration air connection	14-1/11327.082D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.351	2” aeration hose	- Typical two-way gate aeration air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.352	2” hose clamps	- Typical two-way gate aeration air connection	14-1/11327.082D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.353	2” sch 80 carbon steel pipe	- Typical diverter aeration air connection	14-1/11327.082D	28	LF	5.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.354	2” cs 90° elbow	- Typical diverter aeration air connection	14-1/11327.082D	6	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.355	6” x 2” cs reducer	- Typical diverter aeration air connection	14-1/11327.082D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.356	2” cs butterfly valve manual	- Typical diverter aeration air connection	14-1/11327.082D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.357	2” aeration hose	- Typical diverter aeration air connection	14-1/11327.082D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.358	2” hose clamps	- Typical diverter aeration air connection	14-1/11327.082D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.359	12” U-bolt w/nuts, (4) washers	- Train 1	14-1/11402.098D & 104D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.360	3/8” Clamp plate 17”x4”	- Train 1	14-1/11402.098D & 104D	3	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.361	3/8” Base plate 8 1/2”x5”	- Train 1	14-1/11402.098D & 104D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.362	5/8” x 8” lg. adhesive anchor	- Train 1	14-1/11402.098D & 104D	6	Each	3.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.363	4” x 23-3/4” lg. pipe	- Train 1	14-1/11402.098D & 104D	3	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.364	12” U-bolt w/nuts, (4) washers	- Train 1	14-1/11402.098D & 104D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.365	3/8” Clamp plate 17”x4”	- Train 1	14-1/11402.098D & 104D	3	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.366	3/8” Base plate 8 1/2”x5”	- Train 1	14-1/11402.098D & 104D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.367	5/8” x 8” lg. adhesive anchor	- Train 1	14-1/11402.098D & 104D	6	Each	3.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.368	4” x 27-1/2” lg. pipe	- Train 1	14-1/11402.098D & 104D	3	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.369	3/8” Base plate 8 1/2”x5”	- Train 1	14-1/11402.098D & 104D	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.370	5/8” x 8” lg. adhesive anchor	- Train 1	14-1/11402.098D & 104D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.371	4” x 27-1/2” lg. pipe	- Train 1	14-1/11402.098D & 104D	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.372	3/8” Base plate 8 1/2”x5”	- Train 1	14-1/11402.098D & 104D	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.373	5/8” x 8” lg. adhesive anchor	- Train 1	14-1/11402.098D & 104D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.374	4” x 23-3/4” lg. pipe	- Train 1	14-1/11402.098D & 104D	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.375	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.376	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.377	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.378	Pipe clamp for 12” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.379	7/8” threaded rod x 89-1/8” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.380	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.381	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.382	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.383	Pipe clamp for 8” pipe	- Train 1	14-1/11402.098D & 104D	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.384	7/8” threaded rod x 89-1/4” lg	- Train 1	14-1/11402.098D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.385	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.386	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.387	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.388	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
164 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.389	7/8” threaded rod x 59-1/4” lg	- Train 1	14-1/11402.098D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.390	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.391	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.392	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.393	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.394	7/8” threaded rod x 245-1/4” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.395	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.396	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.397	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.398	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.399	7/8” threaded rod x 89-1/4” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.400	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.401	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.402	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.403	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.404	7/8” threaded rod x 89-1/8” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.405	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.406	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.407	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.408	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.409	7/8” threaded rod x 80-3/4” lg	- Train 1	14-1/11402.098D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.410	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.411	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.412	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.413	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.414	7/8” threaded rod x 81-1/8” lg	- Train 1	14-1/11402.098D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.415	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	3	Each	1.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.416	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	6	Each	0.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.417	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	6	Each	1.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.418	Pipe clamp for 4” pipe	- Train 1	14-1/11402.098D & 104D	3	Each	4.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.419	7/8” threaded rod x 59-1/8” lg	- Train 1	14-1/11402.098D & 104D	3	Each	3.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.420	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.421	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.422	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.423	Pipe clamp for 4” pipe	- Train 1	14-1/11402.098D & 104D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.424	7/8” threaded rod x 63” lg	- Train 1	14-1/11402.098D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.425	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.426	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.427	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.428	Pipe clamp for 8” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.429	7/8” threaded rod x 68” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.430	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	6	Each	2.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.431	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	12	Each	0.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.432	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	12	Each	2.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
165 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.433	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	6	Each	11.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.434	7/8” threaded rod x 68” lg	- Train 1	14-1/11402.098D & 104D	6	Each	6.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.435	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.436	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.437	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.438	Pipe clamp for 4” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.439	7/8” threaded rod x 104-1/4” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.440	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.441	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.442	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.443	Pipe clamp for 4” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.444	7/8” threaded rod x 115-1/2” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.445	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.446	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.447	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.448	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.449	7/8” threaded rod x 64-7/16” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.450	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.451	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.452	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.453	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.454	7/8” threaded rod x 83” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.455	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.456	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.457	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.458	Pipe clamp for 8” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.459	7/8” threaded rod x 120-3/16” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.460	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.461	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.462	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.463	Pipe clamp for 8” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.464	7/8” threaded rod x 132-9/16” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.465	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.466	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.467	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.468	Pipe clamp for 8” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.469	7/8” threaded rod x 144-15/16” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.470	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.471	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.472	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.473	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.474	7/8” threaded rod x 157-3/8” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.475	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.476	7/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
166 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.477	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.478	Pipe clamp for 6” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.479	7/8” threaded rod x 159” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.480	Welded beam attachment	- Train 1	14-1/11402.098D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.481	5/8” hex nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.482	Weldless eye nut	- Train 1	14-1/11402.098D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.483	Pipe clamp for 2” pipe	- Train 1	14-1/11402.098D & 104D	2	Each	0.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.484	5/8” threaded rod x 90-3/4” lg	- Train 1	14-1/11402.098D & 104D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.485	Aux steel, W8x21, 6’-7” lg.	- Train 1	14-1/11402.100D & 104D	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.486	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.487	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.488	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.489	Pipe clamp for 4” pipe	- Train 1	14-1/11402.100D & 104D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.490	7/8” threaded rod x 59-1/8” lg	- Train 1	14-1/11402.100D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.491	Aux steel, W8x21, 6’-7” lg.	- Train 1	14-1/11402.100D & 104D	3	Each	47.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.492	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	3	Each	1.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.493	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	6	Each	0.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.494	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	6	Each	1.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.495	Pipe clamp for 12” pipe	- Train 1	14-1/11402.100D & 104D	3	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.496	7/8” threaded rod x 59-1/8” lg	- Train 1	14-1/11402.100D & 104D	3	Each	3.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.497	Aux steel, W8x21, 5’ lg.	- Train 1	14-1/11402.100D & 104D	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.498	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.499	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.500	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.501	Pipe clamp for 6” pipe	- Train 1	14-1/11402.100D & 104D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.502	7/8” threaded rod x 48” lg	- Train 1	14-1/11402.100D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.503	Aux steel, W8x21, 6’-8” lg.	- Train 1	14-1/11402.100D & 104D	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.504	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.505	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.506	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.507	Pipe clamp for 6” pipe	- Train 1	14-1/11402.100D & 104D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.508	7/8” threaded rod x 84” lg	- Train 1	14-1/11402.100D & 104D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.509	Aux steel, W8x21, 4’-9” lg.	- Train 1	14-1/11402.100D & 104D	12	Each	188.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.510	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	12	Each	4.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.511	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	24	Each	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.512	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	24	Each	4.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.513	Pipe clamp for 4” pipe	- Train 1	14-1/11402.100D & 104D	12	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.514	7/8” threaded rod x 84” lg	- Train 1	14-1/11402.100D & 104D	12	Each	13.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.515	Aux steel, W8x21, 5’-6” lg.	- Train 1	14-1/11402.100D & 104D	2	Each	31.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.516	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.517	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.518	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.519	Pipe clamp for 12” pipe	- Train 1	14-1/11402.100D & 104D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.520	7/8” threaded rod x 96” lg	- Train 1	14-1/11402.100D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
167 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.521	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.522	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	8	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.523	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.524	Pipe clamp for 6” pipe	- Train 1	14-1/11402.100D & 104D	4	Each	7.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.525	7/8” threaded rod x 27-3/4” lg	- Train 1	14-1/11402.100D & 104D	4	Each	4.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.526	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.527	7/8” hex nut	- Train 1	14-1/11402.100D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.528	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.529	Pipe clamp for 4” pipe	- Train 1	14-1/11402.100D & 104D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.530	7/8” threaded rod x 27-3/4” lg	- Train 1	14-1/11402.100D & 104D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.531	Welded beam attachment	- Train 1	14-1/11402.100D & 104D	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.532	5/8” hex nut	- Train 1	14-1/11402.100D & 104D	8	Each	0.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.533	Weldless eye nut	- Train 1	14-1/11402.100D & 104D	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.534	Pipe clamp for 2” pipe	- Train 1	14-1/11402.100D & 104D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.535	5/8” threaded rod x 27-3/4” lg	- Train 1	14-1/11402.100D & 104D	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.536	Aux steel, L3x3x1/4, 1’-2 3/8” lg.	- Train 1	14-1/11402.102D & 104D	8	Each	62.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.537	4” U-bolt w/nuts, (4) - 1/2” dia washers	- Train 1	14-1/11402.102D & 104D	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.538	Aux steel, L3x3x1/4, 2’-3 1/4” lg.	- Train 1	14-1/11402.102D & 104D	8	Each	62.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.539	4” U-bolt w/nuts, (4) - 1/2” dia washers	- Train 1	14-1/11402.102D & 104D	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.540	Clevis with clevis pin and cotter pins	- Train 1	14-1/11402.102D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.541	Aux steel hanging lug	- Train 1	14-1/11402.102D & 104D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.542	5/8” hex nut	- Train 1	14-1/11402.102D & 104D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.543	Weldless eye nut	- Train 1	14-1/11402.102D & 104D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.544	Pipe clamp for 2” pipe	- Train 1	14-1/11402.102D & 104D	2	Each	0.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.545	5/8” threaded rod x 24” lg	- Train 1	14-1/11402.102D & 104D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.546	Aux steel, W8X18, 10’-1 1/2” long	- Train 1	14-1/11402.102D & 104D	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.547	Aux steel, W6X16, 4’-6” long	- Train 1	14-1/11402.102D & 104D	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.548	L4X4X1/2” clamp angle, 4’-6” long	- Train 1	14-1/11402.102D & 104D	1	Each	10.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.549	3/8” clamp plate, 18”X10”	- Train 1	14-1/11402.102D & 104D	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.550	4” U-bolt w/nuts, (4) - 1/2” dia washers	- Train 1	14-1/11402.102D & 104D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.551	6” U-bolt w/nuts, (4) - 5/8” dia washers	- Train 1	14-1/11402.102D & 104D	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.552	6” U-bolt w/nuts, (4) - 5/8” dia washers	- Train 1	14-1/11402.102D & 104D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.553	3/8” base plate, 12”X12”	- Train 1	14-1/11402.102D & 104D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.554	5/8” adhesive anchor X 8” long	- Train 1	14-1/11402.102D & 104D	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.555	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.094D & .095D	22	LF	27.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.556	12” gasket	- Train 2	14-1/11327.094D & .095D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.557	12” pipe stud w/2 nuts	- Train 2	14-1/11327.094D & .095D	4	Each	1.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.558	hex bolt w/nut & washer	- Train 2	14-1/11327.094D & .095D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.559	12” cs butterfly valve automatic	- Train 2	14-1/11327.094D & .095D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.560	12” cs butterfly valve manual	- Train 2	14-1/11327.094D & .095D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.561	12” cs ball valve	- Train 2	14-1/11327.094D & .095D	4	Each	29.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.562	12” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.094D & .095D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.563	12” sch 40 cs, bw tee	- Train 2	14-1/11327.094D & .095D	2	Each	37.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.564	12” flexible hose	- Train 2	14-1/11327.094D & .095D	1	Each	7.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
168 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.565	12” hose clamps	- Train 2	14-1/11327.094D & .095D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.566	14” x 12” sch 40 cs, bw reducer	- Train 2	14-1/11327.094D & .095D	1	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.567	14” sch 40 carbon steel pipe	- Train 2	14-1/11327.094D & .095D	6	LF	8.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.568	14” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.094D & .095D	1	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.569	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.094D & .095D	6	LF	5.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.570	8” sch 40 cs, bw tee	- Train 2	14-1/11327.094D & .095D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.571	8” gasket	- Train 2	14-1/11327.094D & .095D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.572	8” pipe stud w/2 nuts	- Train 2	14-1/11327.094D & .095D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.573	12” x 8” sch 40 cs, bw reducer	- Train 2	14-1/11327.094D & .095D	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.574	12” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.094D & .095D	1	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.575	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.094D & .095D	4	LF	5.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.576	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.094D & .095D	18	LF	26.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.577	12” sch 40 cs, bw tee	- Train 2	14-1/11327.094D & .095D	1	Each	22.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.578	12” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.094D & .095D	2	Each	29.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.579	12” cs butterfly valve manual	- Train 2	14-1/11327.094D & .095D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.580	hex bolt w/nut & washer	- Train 2	14-1/11327.094D & .095D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.581	12” flexible hose	- Train 2	14-1/11327.094D & .095D	2	Each	14.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.582	12” hose clamps	- Train 2	14-1/11327.094D & .095D	4	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.583	12” gasket	- Train 2	14-1/11327.094D & .095D	7	Each	1.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.584	12” pipe stud w/2 nuts	- Train 2	14-1/11327.094D & .095D	7	Each	2.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.585	12” x 6” sch 40 cs, bw reducer	- Train 2	14-1/11327.094D & .095D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.586	6” gasket	- Train 2	14-1/11327.094D & .095D	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.587	6” pipe stud w/2 nuts	- Train 2	14-1/11327.094D & .095D	2	Each	0.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.588	14” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .087D	26	LF	38.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.589	14” x 12” sch 40 cs, bw reducer	- Train 2	14-1/11327.079D & .087D	2	Each	29.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.590	14” sch 40 cs, bw tee	- Train 2	14-1/11327.079D & .087D	1	Each	22.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.591	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .087D	20	LF	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.592	12” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .087D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.593	12” sch 40 cs, bw tee	- Train 2	14-1/11327.079D & .087D	1	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.594	12” x 8” sch 40 cs, bw reducer	- Train 2	14-1/11327.079D & .087D	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.595	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .087D	40	LF	50.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.596	12” sch 40 cs, bw tee	- Train 2	14-1/11327.079D & .087D	1	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.597	12” x 4” sch 40 cs, bw reducer	- Train 2	14-1/11327.079D & .087D	1	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.598	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .087D	20	LF	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.599	12” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .087D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.600	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .087D	18	LF	7.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.601	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .087D	1	Each	4.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.602	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .087D	48	LF	20.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.603	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .089D	24	LF	30.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.604	12” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .089D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.605	12” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .089D	10	LF	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.606	12” sch 40 cs, bw tee	- Train 2	14-1/11327.079D & .089D	1	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.607	12” x 8” sch 40 cs, bw reducer	- Train 2	14-1/11327.079D & .089D	2	Each	21.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.608	8” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .089D	1	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
169 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.609	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .089D	25	LF	21.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.610	8” cs butterfly valve automatic	- Train 2	14-1/11327.079D & .089D	1	Each	11.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.611	8” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .089D	1	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.612	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .089D	10	LF	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.613	8” sch 40 cs, bw tee	- Train 2	14-1/11327.079D & .089D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.614	8” x 6” sch 40 cs, bw reducer	- Train 2	14-1/11327.089D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.615	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.089D	109	LF	68.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.616	6” sch 40 cs, bw tee	- Train 2	14-1/11327.089D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.617	6” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.089D	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.618	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.089D	6	LF	3.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.619	6” sch 40 cs, bw tee	- Train 2	14-1/11327.089D	3	Each	28.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.620	6” x 4” sch 40 cs, bw reducer	- Train 2	14-1/11327.089D	6	Each	25.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.621	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.622	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.077D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.623	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.624	4” sch 40 cs, bw tee	- Train 2	14-1/11327.077D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.625	4” x 3” sch 40 cs, bw reducer	- Train 2	14-1/11327.077D	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.626	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.627	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.628	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.629	4” sch 40 cs, bw tee	- Train 2	14-1/11327.079D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.630	4” x 3” sch 40 cs, bw reducer	- Train 2	14-1/11327.079D	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.631	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.081D	45	LF	18.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.632	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.081D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.633	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.081D	32	LF	13.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.634	4” sch 40 cs, bw tee	- Train 2	14-1/11327.081D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.635	4” x 3” sch 40 cs, bw reducer	- Train 2	14-1/11327.081D	4	Each	14.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.636	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	23	LF	6.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.637	3” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D	4	Each	12.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.638	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	50	LF	15.1	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.639	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	41	LF	12.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.640	3” sch 40 cs, bw tee	- Train 2	14-1/11327.112D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.641	3” x 2-1/2” sch 40 cs, bw reducer	- Train 2	14-1/11327.112D	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.642	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	21	LF	5.5	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.643	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D	6	Each	15.7	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.644	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	24	LF	6.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.645	2-1/2” cs butterfly valve manual	- Train 2	14-1/11327.112D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.646	2-1/2” x 1” sch 40 cs, bw reducer	- Train 2	14-1/11327.112D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.647	1” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.648	1” NPTF tap	- Train 2	14-1/11327.112D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.649	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.112D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.650	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.112D	7	LF	1.8	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.651	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S	Add. 1
.652	2-1/2” cs butterfly valve manual	- Train 2	14-1/11327.112D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S	Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
170 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.653	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.112D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.654	2-1/2” x 1/2” cs reducer	- Train 2	14-1/11327.112D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.655	1/2” sch 80 carbon steel pipe	- Train 2	14-1/11327.112D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.656	1/2” plug, coupling, tee	- Train 2	14-1/11327.112D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.657	1/2” aeration hose	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.658	1/2” hose clamps	- Train 2	14-1/11327.112D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.659	1/2” cs ball valve	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.660	1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.661	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.112D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.662	2-1/2” x 1/2” cs reducer	- Train 2	14-1/11327.112D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.663	1/2” sch 80 carbon steel pipe	- Train 2	14-1/11327.112D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.664	1/2” plug, coupling, tee	- Train 2	14-1/11327.112D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.665	1/2” aeration hose	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.666	1/2” hose clamps	- Train 2	14-1/11327.112D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.667	1/2” cs ball valve	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.668	1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.669	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.112D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.670	2-1/2” x 1/2” cs reducer	- Train 2	14-1/11327.112D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.671	1/2” sch 80 carbon steel pipe	- Train 2	14-1/11327.112D & .116D	14	LF	19.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.672	1/2” plug, coupling, tee	- Train 2	14-1/11327.112D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.673	1/2” aeration hose	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.674	1/2” hose clamps	- Train 2	14-1/11327.112D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.675	1/2” cs ball valve	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.676	1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.677	3” sch 40 cs, bw tee	- Train 2	14-1/11327.112D & .116D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.678	2” sch 80 carbon steel pipe	- Train 2	14-1/11327.112D & .117D	42	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.679	3” x 2” cs reducer	- Train 2	14-1/11327.112D & .117D	4	Each	10.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.680	2” sch 80 bw, cs long radius 90° elbow	- Train 2	14-1/11327.112D & .117D	8	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.681	Detail 1	- Train 2	14-1/11327.112D & .117D	4	Each	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.682	Typical aeroslide aeration detail	- Train 2	14-1/11327.116D	16	Each	125.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.683	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.113D	23	LF	6.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.684	3” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.113D	4	Each	12.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.685	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.113D	50	LF	15.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.686	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.113D	41	LF	12.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.687	3” sch 40 cs, bw tee	- Train 2	14-1/11327.113D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.688	3” x 2-1/2” sch 40 cs, bw reducer	- Train 2	14-1/11327.113D	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.689	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.113D	21	LF	5.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.690	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.113D	6	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.691	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.113D	13	LF	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.692	2-1/2” cs butterfly valve manual	- Train 2	14-1/11327.113D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.693	2-1/2” x 1” sch 40 cs, bw reducer	- Train 2	14-1/11327.113D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.694	1” sch 40 carbon steel pipe	- Train 2	14-1/11327.113D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.695	1” NPTF tap	- Train 2	14-1/11327.113D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.696	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.113D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
171 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.697	2-1/2” x 1” cs reducer	- Train 2	14-1/11327.113D & .116D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.698	1” sch 80 carbon steel pipe	- Train 2	14-1/11327.113D & .116D	8	LF	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.699	1” plug, coupling, tee	- Train 2	14-1/11327.113D & .116D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.700	1” aeration hose	- Train 2	14-1/11327.113D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.701	1” hose clamps	- Train 2	14-1/11327.113D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.702	1” cs ball valve	- Train 2	14-1/11327.113D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.703	1” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.113D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.704	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.113D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.705	2-1/2” x 1/2” cs reducer	- Train 2	14-1/11327.113D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.706	1/2” sch 80 carbon steel pipe	- Train 2	14-1/11327.113D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.707	1/2” plug, coupling, tee	- Train 2	14-1/11327.113D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.708	1/2” aeration hose	- Train 2	14-1/11327.113D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.709	1/2” hose clamps	- Train 2	14-1/11327.113D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.710	1/2” cs ball valve	- Train 2	14-1/11327.113D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.711	1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.113D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.712	3” sch 40 cs, bw tee	- Train 2	14-1/11327.113D & .117D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.713	2” sch 80 carbon steel pipe	- Train 2	14-1/11327.113D & .117D	42	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.714	3” x 2” cs reducer	- Train 2	14-1/11327.113D & .117D	4	Each	10.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.715	2” sch 80 bw, cs long radius 90° elbow	- Train 2	14-1/11327.113D & .117D	8	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.716	Detail 1	- Train 2	14-1/11327.113D & .117D	4	Each	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.717	Typical aeroslide aeration detail	- Train 2	14-1/11327.116D	16	Each	125.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.718	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.114D	23	LF	6.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.719	3” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.114D	4	Each	12.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.720	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.114D	50	LF	15.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.721	3” sch 40 carbon steel pipe	- Train 2	14-1/11327.114D	41	LF	12.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.722	3” sch 40 cs, bw tee	- Train 2	14-1/11327.114D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.723	3” x 2-1/2” sch 40 cs, bw reducer	- Train 2	14-1/11327.114D	2	Each	5.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.724	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.114D	21	LF	5.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.725	2-1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.114D	6	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.726	2-1/2” sch 40 carbon steel pipe	- Train 2	14-1/11327.114D	13	LF	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.727	2-1/2” cs butterfly valve manual	- Train 2	14-1/11327.114D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.728	2-1/2” x 1” sch 40 cs, bw reducer	- Train 2	14-1/11327.114D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.729	1” sch 40 carbon steel pipe	- Train 2	14-1/11327.114D	2	LF	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.730	1” NPTF tap	- Train 2	14-1/11327.114D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.731	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.114D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.732	2-1/2” x 1” cs reducer	- Train 2	14-1/11327.114D & .116D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.733	1” sch 80 carbon steel pipe	- Train 2	14-1/11327.114D & .116D	8	LF	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.734	1” plug, coupling, tee	- Train 2	14-1/11327.114D & .116D	2	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.735	1” aeration hose	- Train 2	14-1/11327.114D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.736	1” hose clamps	- Train 2	14-1/11327.114D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.737	1” cs ball valve	- Train 2	14-1/11327.114D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.738	1” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.114D & .116D	2	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.739	2-1/2” sch 40 cs, bw tee	- Train 2	14-1/11327.114D & .116D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.740	2-1/2” x 1/2” cs reducer	- Train 2	14-1/11327.114D & .116D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
172 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE					COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.741	1/2” sch 80 carbon steel pipe	- Train 2	14-1/11327.114D & .116D	8	LF	10.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.742	1/2” plug, coupling, tee	- Train 2	14-1/11327.114D & .116D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.743	1/2” aeration hose	- Train 2	14-1/11327.114D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.744	1/2” hose clamps	- Train 2	14-1/11327.114D & .116D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.745	1/2” cs ball valve	- Train 2	14-1/11327.114D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.746	1/2” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.114D & .116D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.747	3” sch 40 cs, bw tee	- Train 2	14-1/11327.114D & .117D	2	Each	9.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.748	2” sch 80 carbon steel pipe	- Train 2	14-1/11327.114D & .117D	42	LF	8.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.749	3” x 2” cs reducer	- Train 2	14-1/11327.114D & .117D	4	Each	10.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.750	2” sch 80 bw, cs long radius 90° elbow	- Train 2	14-1/11327.114D & .117D	8	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.751	Detail 1	- Train 2	14-1/11327.114D & .117D	4	Each	52.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.752	Typical aeroslide aeration detail	- Train 2	14-1/11327.116D	16	Each	125.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.753	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D	16	LF	13.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.754	8” sch 40 cs, bw tee	- Train 2	14-1/11327.079D & .089D	1	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.755	8” x 6” sch 40 cs, bw reducer	- Train 2	14-1/11327.079D & .089D	1	Each	7.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.756	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.079D & .089D	48	LF	30.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.757	6” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.079D & .089D	1	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.758	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	23	LF	14.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.759	6” cs butterfly valve automatic	- Train 2	14-1/11327.097D	1	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.760	6” cs butterfly valve manual	- Train 2	14-1/11327.097D	1	Each	3.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.761	6” sch 40 cs, bw tee	- Train 2	14-1/11327.097D	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.762	6” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.097D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.763	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	21	LF	13.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.764	6” x 4” sch 40 cs, bw reducer	- Train 2	14-1/11327.097D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.765	4” cs butterfly valve manual	- Train 2	14-1/11327.097D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.766	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.097D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.767	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	4	LF	1.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.768	4” flexible hose 3’-4” lg.	- Train 2	14-1/11327.097D	2	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.769	4” hose clamps	- Train 2	14-1/11327.097D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.770	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.097D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.771	4” sch 40 carbon steel pipe manifold	- Train 2	14-1/11327.097D	51	LF	21.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.772	CFB Scrubber aeration air connection from scrubber floor to 4” pipe	- Train 2	14-1/11327.097D	36	Each	15.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.773	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	45	LF	28.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.774	6” sch 40 cs, bw tee	- Train 2	14-1/11327.097D	1	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.775	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	3	LF	1.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.776	8” sch 40 cs, bw tee	- Train 2	14-1/11327.097D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.777	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	3	LF	2.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.778	8” x 6” sch 40 cs, bw reducer	- Train 2	14-1/11327.097D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.779	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	40	LF	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.780	6” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.097D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.781	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.097D	32	LF	20.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.782	6” cs butterfly valve automatic	- Train 2	14-1/11327.097D	2	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.783	6” cs butterfly valve manual	- Train 2	14-1/11327.097D	2	Each	6.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.784	6” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.097D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
173 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.785	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D & .181D	2	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.786	6” sch 40 bw, cs long radius 45° elbow	- Train 2	14-1/11327.077D & .181D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.787	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D & .181D	10	LF	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.788	6” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.077D & .181D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.789	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D & .181D	9	LF	5.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.790	6” x 4” sch 40 cs, bw reducer	- Train 2	14-1/11327.077D & .181D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.791	4” sch 40 bw, cs long radius 45° elbow	- Train 2	14-1/11327.077D & .181D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.792	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D & .181D	3	LF	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.793	4” sch 40 cs, bw tee	- Train 2	14-1/11327.077D & .181D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.794	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.077D & .181D	72	LF	30.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.795	Detail 1	- Train 2	14-1/11327.091D/02	14	Each	183.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.796	Detail 2	- Train 2	14-1/11327.091D/02	14	Each	183.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.797	1” female NPT tap	- Train 2	14-1/11327.085D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.798	1” sch 80 carbon steel pipe	- Train 2	14-1/11327.085D	2	LF	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.799	2” x 1” cs reducer	- Train 2	14-1/11327.085D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.800	2” sch 80 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.801	2” sch 80 carbon steel pipe	- Train 2	14-1/11327.085D	11	LF	2.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.802	4” x 2” cs reducer	- Train 2	14-1/11327.085D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.803	4” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.804	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	34	LF	14.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.805	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.085D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.806	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	11	LF	4.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.807	4” sch 40 bw, cs long radius 90° elbow	- Train 2	14-1/11327.085D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.808	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	5	LF	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.809	6” x 4” cs reducer	- Train 2	14-1/11327.085D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.810	6” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	4	Each	37.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.811	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	44	LF	27.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.812	8” x 6” cs reducer	- Train 2	14-1/11327.085D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.813	8” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.814	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	9	LF	7.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.815	12” x 8” cs reducer	- Train 2	14-1/11327.085D	4	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.816	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	36	LF	30.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.817	8” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.818	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	22	LF	18.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.819	8” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.820	8” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	10	LF	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.821	8” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.822	8” x 6” cs reducer	- Train 2	14-1/11327.085D	2	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.823	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	10	LF	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.824	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	22	LF	13.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.825	6” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.826	6” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	20	LF	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.827	6” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.828	6” x 4” cs reducer	- Train 2	14-1/11327.085D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended
Section 6 - Allied Scope
174 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.829	4” sch 40 carbon steel pipe	- Train 2	14-1/11327.085D	18	LF	7.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.830	4” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.831	4” x 2” cs reducer	- Train 2	14-1/11327.085D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.832	2” sch 80 carbon steel pipe	- Train 2	14-1/11327.085D	27	LF	5.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.833	2” sch 80 carbon steel pipe	- Train 2	14-1/11327.085D	20	LF	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.834	2” sch 80 bw, cs long radius 90° elbow	- Train 2	14-1/11327.085D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.835	2” cs butterfly valve manual	- Train 2	14-1/11327.085D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.836	2” sch 40 cs, bw tee	- Train 2	14-1/11327.085D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.837	2” x 1” cs reducer	- Train 2	14-1/11327.085D	2	Each	3.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.838	1” female NPT tap	- Train 2	14-1/11327.085D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.839	1” sch 80 carbon steel pipe	- Train 2	14-1/11327.085D	2	LF	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.840	2” sch 80 carbon steel pipe	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	7	LF	1.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.841	2” cs 90° elbow	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.842	2” x 1-1/2” cs reducer	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	2	Each	3.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.843	1-1/2” sch 80 carbon steel pipe	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	4	LF	0.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.844	1-1/2” male NPT tap	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	2	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.845	1-1/2” aeration hose	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.846	1-1/2” hose clamps	Scrubber inlet box aeration 1-1/2” NPT air connect	14-1/11327.083D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.847	2” sch 80 carbon steel pipe	- Typical aeroslide aeration rise air connection	14-1/11327.083D	12	LF	1.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.848	2” cs 90° elbow	- Typical aeroslide aeration rise air connection	14-1/11327.083D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.849	2” cs butterfly valve manual	- Typical aeroslide aeration rise air connection	14-1/11327.083D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.850	2” aeration hose	- Typical aeroslide aeration rise air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.851	2” hose clamps	- Typical aeroslide aeration rise air connection	14-1/11327.083D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.852	4” sch 40 carbon steel pipe	- Typical aeroslide aeration rise air connection	14-1/11327.083D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.853	4” cs 90° elbow	- Typical aeroslide aeration rise air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.854	4” cs butterfly valve manual	- Typical aeroslide aeration rise air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.855	4” aeration hose	- Typical aeroslide aeration rise air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.856	4” hose clamps	- Typical aeroslide aeration rise air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.857	6” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.858	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	6	LF	2.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.859	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.860	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.861	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.862	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.863	2” sch 80 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	10	LF	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.864	2” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	6	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.865	6” x 2” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.866	2” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.867	2” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.868	2” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.869	8” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.870	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	6	LF	2.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.871	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.872	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
175 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.873	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.874	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.875	8” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.876	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.877	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.878	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.879	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.880	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.881	8” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.882	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.883	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.884	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.885	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.886	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.887	6” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.888	6” x 4” cs reducer	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.889	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	10	LF	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.890	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.891	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.892	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.893	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.894	4” sch 40 carbon steel pipe	- Typical aeroslide aeration drop air connection	14-1/11327.083D	14	LF	5.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.895	4” cs 90° elbow	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.896	4” cs butterfly valve manual	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.897	4” aeration hose	- Typical aeroslide aeration drop air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.898	4” hose clamps	- Typical aeroslide aeration drop air connection	14-1/11327.083D	4	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.899	2” sch 80 carbon steel pipe	- Typical two-way gate aeration air connection	14-1/11327.083D	14	LF	2.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.900	4” sch 40 carbon steel pipe	- Typical two-way gate aeration air connection	14-1/11327.083D	6	LF	2.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.901	2” cs 90° elbow	- Typical two-way gate aeration air connection	14-1/11327.083D	4	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.902	4” x 2” cs reducer	- Typical two-way gate aeration air connection	14-1/11327.083D	2	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.903	8” x 4” cs reducer	- Typical two-way gate aeration air connection	14-1/11327.083D	2	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.904	2” cs butterfly valve manual	- Typical two-way gate aeration air connection	14-1/11327.083D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.905	2” aeration hose	- Typical two-way gate aeration air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.906	2” hose clamps	- Typical two-way gate aeration air connection	14-1/11327.083D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.907	2” sch 80 carbon steel pipe	- Typical diverter aeration air connection	14-1/11327.083D	28	LF	5.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.908	2” cs 90° elbow	- Typical diverter aeration air connection	14-1/11327.083D	6	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.909	6” x 2” cs reducer	- Typical diverter aeration air connection	14-1/11327.083D	2	Each	8.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.910	2” cs butterfly valve manual	- Typical diverter aeration air connection	14-1/11327.083D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.911	2” aeration hose	- Typical diverter aeration air connection	14-1/11327.083D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.912	2” hose clamps	- Typical diverter aeration air connection	14-1/11327.083D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.913	12” U-bolt w/nuts, (4) washers	- Train 2	14-1/11402.099D & 105D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.914	3/8” Clamp plate 17”x4”	- Train 2	14-1/11402.099D & 105D	3	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.915	3/8” Base plate 8 1/2”x5”	- Train 2	14-1/11402.099D & 105D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.916	5/8” x 8” lg. adhesive anchor	- Train 2	14-1/11402.099D & 105D	6	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

  Section 6 - Allied Scope
176 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.917	4” x 23-3/4” lg. pipe	- Train 2	14-1/11402.099D & 105D	3	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.918	12” U-bolt w/nuts, (4) washers	- Train 2	14-1/11402.099D & 105D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.919	3/8” Clamp plate 17”x4”	- Train 2	14-1/11402.099D & 105D	3	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.920	3/8” Base plate 8 1/2”x5”	- Train 2	14-1/11402.099D & 105D	3	Each	7.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.921	5/8” x 8” lg. adhesive anchor	- Train 2	14-1/11402.099D & 105D	6	Each	3.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.922	4” x 27-1/2” lg. pipe	- Train 2	14-1/11402.099D & 105D	3	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.923	3/8” Base plate 8 1/2”x5”	- Train 2	14-1/11402.099D & 105D	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.924	5/8” x 8” lg. adhesive anchor	- Train 2	14-1/11402.099D & 105D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.925	4” x 27-1/2” lg. pipe	- Train 2	14-1/11402.099D & 105D	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.926	3/8” Base plate 8 1/2”x5”	- Train 2	14-1/11402.099D & 105D	1	Each	2.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.927	5/8” x 8” lg. adhesive anchor	- Train 2	14-1/11402.099D & 105D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.928	4” x 23-3/4” lg. pipe	- Train 2	14-1/11402.099D & 105D	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.929	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.930	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.931	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.932	Pipe clamp for 12” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.933	7/8” threaded rod x 89-1/8” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.934	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.935	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.936	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.937	Pipe clamp for 8” pipe	- Train 2	14-1/11402.099D & 105D	1	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.938	7/8” threaded rod x 89-1/4” lg	- Train 2	14-1/11402.099D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.939	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.940	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.941	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.942	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.943	7/8” threaded rod x 59-1/4” lg	- Train 2	14-1/11402.099D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.944	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.945	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.946	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.947	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.948	7/8” threaded rod x 245-1/4” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.949	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.950	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.951	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.952	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.953	7/8” threaded rod x 89-1/4” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.954	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.955	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.956	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.957	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.958	7/8” threaded rod x 89-1/8” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.959	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.960	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
177 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.961	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.962	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.963	7/8” threaded rod x 80-3/4” lg	- Train 2	14-1/11402.099D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.964	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.965	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.966	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.967	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.968	7/8” threaded rod x 81-1/8” lg	- Train 2	14-1/11402.099D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.969	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	3	Each	1.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.970	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	6	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.971	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	6	Each	1.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.972	Pipe clamp for 4” pipe	- Train 2	14-1/11402.099D & 105D	3	Each	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.973	7/8” threaded rod x 59-1/8” lg	- Train 2	14-1/11402.099D & 105D	3	Each	3.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.974	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.975	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.976	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.977	Pipe clamp for 4” pipe	- Train 2	14-1/11402.099D & 105D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.978	7/8” threaded rod x 63” lg	- Train 2	14-1/11402.099D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.979	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.980	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.981	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.982	Pipe clamp for 8” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.983	7/8” threaded rod x 68” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.984	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	6	Each	2.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.985	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	12	Each	0.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.986	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	12	Each	2.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.987	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	6	Each	11.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.988	7/8” threaded rod x 68” lg	- Train 2	14-1/11402.099D & 105D	6	Each	6.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.989	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.990	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.991	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.992	Pipe clamp for 4” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.993	7/8” threaded rod x 104-1/4” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.994	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.995	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.996	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.997	Pipe clamp for 4” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.998	7/8” threaded rod x 115-1/2” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.999	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1000	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1001	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1002	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1003	7/8” threaded rod x 64-7/16” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1004	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
178 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.1005	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1006	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1007	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1008	7/8” threaded rod x 83” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1009	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1010	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1011	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1012	Pipe clamp for 8” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1013	7/8” threaded rod x 120-3/16” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1014	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1015	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1016	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1017	Pipe clamp for 8” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1018	7/8” threaded rod x 132-9/16” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1019	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1020	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1021	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1022	Pipe clamp for 8” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1023	7/8” threaded rod x 144-15/16” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1024	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1025	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1026	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1027	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1028	7/8” threaded rod x 157-3/8” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1029	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1030	7/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1031	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1032	Pipe clamp for 6” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1033	7/8” threaded rod x 159” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1034	Welded beam attachment	- Train 2	14-1/11402.099D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1035	5/8” hex nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1036	Weldless eye nut	- Train 2	14-1/11402.099D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1037	Pipe clamp for 2” pipe	- Train 2	14-1/11402.099D & 105D	2	Each	0.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1038	5/8” threaded rod x 90-3/4” lg	- Train 2	14-1/11402.099D & 105D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1039	Aux steel, W8x21, 6’-7” lg.	- Train 2	14-1/11402.101D & 105D	1	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1040	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1041	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1042	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1043	Pipe clamp for 4” pipe	- Train 2	14-1/11402.101D & 105D	1	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1044	7/8” threaded rod x 59-1/8” lg	- Train 2	14-1/11402.101D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1045	Aux steel, W8x21, 6’-7” lg.	- Train 2	14-1/11402.101D & 105D	3	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1046	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	3	Each	1.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1047	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	6	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1048	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	6	Each	1.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
179 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.1049	Pipe clamp for 12” pipe	- Train 2	14-1/11402.101D & 105D	3	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1050	7/8” threaded rod x 59-1/8” lg	- Train 2	14-1/11402.101D & 105D	3	Each	3.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1051	Aux steel, W8x21, 5’ lg.	- Train 2	14-1/11402.101D & 105D	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1052	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1053	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1054	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1055	Pipe clamp for 6” pipe	- Train 2	14-1/11402.101D & 105D	2	Each	3.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1056	7/8” threaded rod x 48” lg	- Train 2	14-1/11402.101D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1057	Aux steel, W8x21, 6’-8” lg.	- Train 2	14-1/11402.101D & 105D	1	Each	21.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1058	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	1	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1059	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	2	Each	0.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1060	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1061	Pipe clamp for 6” pipe	- Train 2	14-1/11402.101D & 105D	1	Each	1.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1062	7/8” threaded rod x 84” lg	- Train 2	14-1/11402.101D & 105D	1	Each	1.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1063	Aux steel, W8x21, 4’-9” lg.	- Train 2	14-1/11402.101D & 105D	12	Each	251.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1064	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	12	Each	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1065	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	24	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1066	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	24	Each	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1067	Pipe clamp for 4” pipe	- Train 2	14-1/11402.101D & 105D	12	Each	18.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1068	7/8” threaded rod x 84” lg	- Train 2	14-1/11402.101D & 105D	12	Each	13.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1069	Aux steel, W8x21, 5’-6” lg.	- Train 2	14-1/11402.101D & 105D	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1070	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1071	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1072	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1073	Pipe clamp for 12” pipe	- Train 2	14-1/11402.101D & 105D	2	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1074	7/8” threaded rod x 96” lg	- Train 2	14-1/11402.101D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1075	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1076	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	8	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1077	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1078	Pipe clamp for 6” pipe	- Train 2	14-1/11402.101D & 105D	4	Each	7.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1079	7/8” threaded rod x 27-3/4” lg	- Train 2	14-1/11402.101D & 105D	4	Each	4.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1080	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	2	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1081	7/8” hex nut	- Train 2	14-1/11402.101D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1082	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1083	Pipe clamp for 4” pipe	- Train 2	14-1/11402.101D & 105D	2	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1084	7/8” threaded rod x 27-3/4” lg	- Train 2	14-1/11402.101D & 105D	2	Each	2.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1085	Welded beam attachment	- Train 2	14-1/11402.101D & 105D	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1086	5/8” hex nut	- Train 2	14-1/11402.101D & 105D	8	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1087	Weldless eye nut	- Train 2	14-1/11402.101D & 105D	8	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1088	Pipe clamp for 2” pipe	- Train 2	14-1/11402.101D & 105D	4	Each	1.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1089	5/8” threaded rod x 27-3/4” lg	- Train 2	14-1/11402.101D & 105D	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1090	Aux steel, L3x3x1/4, 1’-2 3/8” lg.	- Train 2	14-1/11402.103D & 105D	8	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1091	4” U-bolt w/nuts, (4) - 1/2” dia washers	- Train 2	14-1/11402.103D & 105D	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1092	Aux steel, L3x3x1/4, 2’-3 1/4” lg.	- Train 2	14-1/11402.103D & 105D	8	Each	62.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
180 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract (S)
.1093	4” U-bolt w/nuts, (4) - 1/2” dia washers	- Train 2	14-1/11402.103D & 105D	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1094	Clevis with clevis pin and cotter pins	- Train 2	14-1/11402.103D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1095	Aux steel hanging lug	- Train 2	14-1/11402.103D & 105D	2	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1096	5/8” hex nut	- Train 2	14-1/11402.103D & 105D	4	Each	0.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1097	Weldless eye nut	- Train 2	14-1/11402.103D & 105D	2	Each	0.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1098	Pipe clamp for 2” pipe	- Train 2	14-1/11402.103D & 105D	2	Each	0.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1099	5/8” threaded rod x 24” lg	- Train 2	14-1/11402.103D & 105D	2	Each	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1100	Aux steel, W8X18, 10’-1 1/2” long	- Train 2	14-1/11402.103D & 105D	2	Each	41.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1101	Aux steel, W6X16, 4’-6” long	- Train 2	14-1/11402.103D & 105D	1	Each	15.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1102	L4X4X1/2” clamp angle, 4’-6” long	- Train 2	14-1/11402.103D & 105D	1	Each	10.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1103	3/8” clamp plate, 18”X10”	- Train 2	14-1/11402.103D & 105D	1	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1104	4” U-bolt w/nuts, (4) - 1/2” dia washers	- Train 2	14-1/11402.103D & 105D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1105	6” U-bolt w/nuts, (4) - 5/8” dia washers	- Train 2	14-1/11402.103D & 105D	1	Each	0.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1106	6” U-bolt w/nuts, (4) - 5/8” dia washers	- Train 2	14-1/11402.103D & 105D	2	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1107	3/8” base plate, 12”X12”	- Train 2	14-1/11402.103D & 105D	2	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1108	5/8” adhesive anchor X 8” long	- Train 2	14-1/11402.103D & 105D	8	Each	5.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1109	Aux steel, L3x3x1/4, 1’-0” lg.	- Train 1/2	14-1/11402.118D & 119D	4	Each	31.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1110	Clevis with clevis pin and cotter pins	- Train 1/2	14-1/11402.118D & 119D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1111	5/8” hex nut	- Train 1/2	14-1/11402.118D & 119D	8	Each	0.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1112	Weldless eye nut	- Train 1/2	14-1/11402.118D & 119D	4	Each	0.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1113	Pipe clamp for 3” pipe	- Train 1/2	14-1/11402.118D & 119D	4	Each	1.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1114	5/8” threaded rod x 12” lg	- Train 1/2	14-1/11402.118D & 119D	4	Each	4.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1115	Aux steel, L3x3x1/4, 1’-0” lg.	- Train 1/2	14-1/11402.118D & 119D	72	Each	566.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1116	Clevis with clevis pin and cotter pins	- Train 1/2	14-1/11402.118D & 119D	72	Each	14.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1117	5/8” hex nut	- Train 1/2	14-1/11402.118D & 119D	144	Each	5.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1118	Weldless eye nut	- Train 1/2	14-1/11402.118D & 119D	72	Each	14.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1119	Pipe clamp for 3” pipe	- Train 1/2	14-1/11402.118D & 119D	72	Each	28.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1120	5/8” threaded rod x 34” lg	- Train 1/2	14-1/11402.118D & 119D	72	Each	75.5	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1121	Aux steel, L3x3x1/4, 1’-6” lg.	- Train 1/2	14-1/11402.118D & 119D	16	Each	125.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1122	Clevis with clevis pin and cotter pins	- Train 1/2	14-1/11402.118D & 119D	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1123	5/8” hex nut	- Train 1/2	14-1/11402.118D & 119D	32	Each	1.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1124	Weldless eye nut	- Train 1/2	14-1/11402.118D & 119D	16	Each	3.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1125	Pipe clamp for 3” pipe	- Train 1/2	14-1/11402.118D & 119D	16	Each	6.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1126	5/8” threaded rod x 15” lg	- Train 1/2	14-1/11402.118D & 119D	16	Each	16.8	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1127	Aux steel, L3x3x1/4, 1’-9” lg.	- Train 1/2	14-1/11402.118D & 119D	24	Each	188.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1128	2” U-bolt w/nuts, (4) - 3/8” dia washers	- Train 1/2	14-1/11402.103D & 105D	24	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1129	Aux steel, L3x3x1/4, 1’-6” lg.	- Train 1/2	14-1/11402.118D & 119D	12	Each	94.3	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1130	Clevis with clevis pin and cotter pins	- Train 1/2	14-1/11402.118D & 119D	12	Each	2.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1131	5/8” hex nut	- Train 1/2	14-1/11402.118D & 119D	24	Each	0.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1132	Weldless eye nut	- Train 1/2	14-1/11402.118D & 119D	12	Each	2.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1133	Pipe clamp for 2-1/2” pipe	- Train 1/2	14-1/11402.118D & 119D	12	Each	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1134	5/8” threaded rod x 32-11/16” lg	- Train 1/2	14-1/11402.118D & 119D	12	Each	12.6	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1135	Aux steel, L3x3x1/4, 1’-6” lg.	- Train 1/2	14-1/11402.118D & 119D	24	Each	188.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1136	Clevis with clevis pin and cotter pins	- Train 1/2	14-1/11402.118D & 119D	24	Each	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
181 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)							UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION		DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract ($ )
.1137	5/8” hex nut	- Train 1/2	14-1/11402.118D & 119D	48	Each	1.9	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1138	Weldless eye nut	- Train 1/2	14-1/11402.118D & 119D	24	Each	4.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1139	Pipe clamp for 2-1/2” pipe	- Train 1/2	14-1/11402.118D & 119D	24	Each	9.4	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1140	5/8” threaded rod x 92-1/4” lg	- Train 1/2	14-1/11402.118D & 119D	24	Each	25.2	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1141	2” sch 80 carbon steel pipe		Field routed pipe	10	LF	2.1	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1142	1-1/2” sch 80 carbon steel pipe		Field routed pipe	135	LF	184.0	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1143	5/8” threaded rod x 10’-0” lg		Field routed pipe	14	Each	14.7	[**]	[**]	[**]	[**]	[**]	S		Add. 1
.1144	Insulation for Allied Supplied Piping			1	LS	3583.0	[**]	[**]	[**]	[**]	[**]	S
Total for 2.6 - Erection of Waste Ash Transport Piping System						16225.2	[**]	[**]	[**]	[**]	[**]

GRAND TOTAL PRICE FOR SECTION 03 - MECHANICAL						173827.7	[**]	[**]	[**]	[**]	[**]

SECTION 04 - ELECTRICAL					UNIT PRICE (1)		TARGET PRICE				COMMENTS

1.0	Erection of Electrical Equipment Supplied by Allied Environmental Solutions, Inc. (AESI)

1.1	DFGD Equipment - Allied Environmental Solutions, Inc. (AESI)
.1	1JB11108 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.2	1JB11208 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.3	1JB11308 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.4	1JB11408 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.5	1JB11508 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.6	1JB11608 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.7	1JB21108 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.8	1JB21208 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.9	1JB21308 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.10	1JB21408 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.11	1JB21508 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.12	1JB21608 - THERMOCOUPLE JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.13	1M10120A - JUNCTION BOX	1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S	Shipped loose; no bracket
.14	1M10120B - JUNCTION BOX	1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S	Shipped loose; no bracket
.15	1M10221 - TRAIN 1 NORTH WASTE ASH DISP BIN WEIGHT XMTR JB	1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0
.16	1M10231 - TRAIN 1 SOUTH WASTE ASH DISP BIN WEIGHT XMTR JB	1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0
.17	1M11000 - FABRIC FILTER HOPPER AIR HEATER PANEL	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Fully assembled panel for wall mounting
.18	1M11108 - HOPPER HEATER JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.19	1M11208 - HOPPER HEATER JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.20	1M11308 - HOPPER HEATER JUNCTION BOX	1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
182 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract ($ )
.21	1M11408 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.22	1M11508 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.23	1M11608 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.24	1M12011 - LOW PRESSURE FLUIDIZING AIR HEATER PANEL		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Fully assembled panel for wall mounting
.25	1M12012 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.26	1M12201A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.27	1M12201B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.28	1M12230 - MEDIUM PRESSURE FLUIDIZING AIR HEATER PANEL		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Fully assembled panel for wall mounting
.29	1M12231 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.30	1M20120A - JUNCTION BOX		1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S	Shipped loose; no bracket
.31	1M20120B - JUNCTION BOX		1	Each	3.0	[**]	[**]	[**]	[**]	[**]	S	Shipped loose; no bracket
.32	1M20221 - TRAIN 2 NORTH WASTE ASH DISP BIN WEIGHT XMTR JB		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0
.33	1M20231 - TRAIN 2 SOUTH WASTE ASH DISP BIN WEIGHT XMTR JB		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0
.34	1M21000 - FABRIC FILTER HOPPER HEATER PANEL		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Fully assembled panel for wall mounting
.35	1M21108 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.36	1M21208 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.37	1M21308 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.38	1M21408 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.39	1M21508 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.40	1M21608 - HOPPER HEATER JUNCTION BOX		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Shop assembled
.41	1M22011 - LOW PRESSURE FLUIDIZING AIR HEATER PANEL		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Fully assembled panel for wall mounting
.42	1M22012 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.43	1M22201A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.44	1M22201B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.45	1M22230 - MEDIUM PRESSURE FLUIDIZING AIR HEATER PANEL		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S	Fully assembled panel for wall mounting
.46	1M22231 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.47	1M30101A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.48	1M30101B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.49	1M30205 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
183 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract ($ )
.50	1M30305 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0
.51	1M30350A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.52	1M30350B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.53	1M30402 - WEIGH BELT FEEDER TERM BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.54	1M30440A - HYDRATOR DUST COLL PULSE SOLENOIDS TERM BOX A		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.55	1M30440B - HYDRATOR DUST COLL PULSE SOLENOIDS TERM BOX B		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.56	1M30460 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.57	1M30501A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.58	1M30501B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.59	1M30640 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.60	1M30705 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED ON REV 0
.61	1M32001A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.62	1M32001B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.63	1M32030 - WASTE ASH TRANSPORT AIR HEATER PANEL		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED
.64	1M32031 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.65	1M32104 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED
.66	1M32241 - DRY UNLOADING CHUTE JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.67	1M32301A - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.68	1M32301B - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.69	1M32330 - WASTE ASH DISPOSAL SILO AIR HEATER PANEL		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	ITEM DELETED
.70	1M32331 - JUNCTION BOX		1	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Shop-mounted and shop-wired on equipment
.71	1SC10109A - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.72	1SC10109B - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.73	1SC20109A - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.74	1SC20109B - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.75	1SC30373A - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.76	1SC30373B - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.77	1SC30401 - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
184 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract ($ )
.78	1SC30406 - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.79	1SC30450 - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.80	1SC30525A - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.81	1SC30525B - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.82	1SC30620A - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
.83	1SC30620B - SPEED CONTROLLER		1	Each	2.0	[**]	[**]	[**]	[**]	[**]	S
GRAND TOTAL PRICE FOR SECTION 04 - ELECTRICAL					98.0	[**]		[**]	[**]	[**]

SECTION 05 - I&C						UNIT PRICE (1)		TARGET PRICE				COMMENTS

1.0	Erection of I&C Equipment Supplied by Others.
1.1	DFGD Equipment - Allied Environmental Solutions, Inc. (AESI)
.1	SO2 Analyzers and Probes	311214-0E-99086, 99086	4	Each	139.0	[**]	[**]	[**]	[**]	[**]	S
.2	Dust Analyzers	311214-0E-99088	2	Each	98.0	[**]	[**]	[**]	[**]	[**]	S
.3	Moisture Analyzers	311214-0E-99085	5	Each	138.0	[**]	[**]	[**]	[**]	[**]	S
.4	Flue Gas Duct Flow Elements	311214-0E-99082	17	Each	355.0	[**]	[**]	[**]	[**]	[**]	S
.5	Flue Gas Recirc Duct Flow Elements	311214-0E-99081	6	Each	155.0	[**]	[**]	[**]	[**]	[**]	S
.6	Water Flow Elements	311214-0E-99080	5	Each	104.0	[**]	[**]	[**]	[**]	[**]	S
.7	Gas Duct Flow Indicator	311214-0E-99037	18	Each	303.0	[**]	[**]	[**]	[**]	[**]	S
.8	Water Flow Indicator	311214-0E-90322	2	Each	29.0	[**]	[**]	[**]	[**]	[**]	S
.9	Valve Mounted Solenoid Valves	311214-0E-99008	147	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Factory Mounted - No Field Work
.10	Pulse Controller Solenoid Valves	311214-0E-91903	672	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Factory Mounted - No Field Work
.11	Flow Switch	311214-0E-99082	0	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Deleted per NTB#247
.12	Flue Gas Duct Flow Transmitters	311214-0E-99081, 82	4	Each	193.0	[**]	[**]	[**]	[**]	[**]	S
.13	Water Flow Transmitters	311214-0E-99080	5	Each	241.0	[**]	[**]	[**]	[**]	[**]	S
.14	Valve Positioners	311214-0E-99010	28	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Factory Mounted - No Field Work
.15	Current Transducer	311214-0E-90304	1	Each	7.0	[**]	[**]	[**]	[**]	[**]	S
.16	Dust Collector Pulse Controllers	311214-0E-91903	42	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Cost included in Pulse Controller Installation in Section 1.1
.17	Baghouse Compartment Level Elements	311214-0E-99073	12	Each	154.0	[**]	[**]	[**]	[**]	[**]	S
.18	Baghouse Compartment Level Transmitters	311214-0E-99074	12	Each	115.0	[**]	[**]	[**]	[**]	[**]	S
.19	Water Level Transmitters	311214-0E-99076	2	Each	17.0	[**]	[**]	[**]	[**]	[**]	S
.20	Bin Level Switches	311214-0E-99071	12	Each	99.0	[**]	[**]	[**]	[**]	[**]	S
.21	Air Lock Level Switches	311214-0E-90322	6	Each	50.0	[**]	[**]	[**]	[**]	[**]	S
.22	Baghouse Compartment level Switches	311214-0E-99073	48	Each	397.0	[**]	[**]	[**]	[**]	[**]	S
.23	Lime Silo Level Switches	311214-0E-99071,72,77	17	Each	141.0	[**]	[**]	[**]	[**]	[**]	S
.24	Pressure Indicator	311214-0E-99030,31	35	Each	375.0	[**]	[**]	[**]	[**]	[**]	S
.25	DP Indicator	311214-0E-99032	13	Each	270.0	[**]	[**]	[**]	[**]	[**]	S
.26	Pressure Transmitters	311214-0E-99036-39,41	64	Each	1570.0	[**]	[**]	[**]	[**]	[**]	S

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
185 of 186

EXHIBIT B
Spec. B-7808
Addendum 1, Rev. 0
Big Stone Plant Unit 1		October 8, 2012
General Work Contract	PROPOSAL PRICING	Project No. 12715-003

NAME OF Contractor:	Graycor Industrial Constructors Inc.
CONTACT NAME:	Shawn Anderton
CONTACT TELEPHONE:	630-684-7110
CONTACT EMAIL:	Shawn_Anderton@graycor.com

This tender for the General Work Contract defined in Exhibit B is submitted on a target price basis as set forth in the Agreement in U.S. Dollars for receive, inventory, unload, erection, furnish and install, test, commissioning, etc. as follows:

NOTES
1)	Bidder is required to provide information in shaded cells only.
2)	Cost of incidental materials required for erection shall be included in the labor cost.
3)
Equations are embedded in some cells to tally the summary automatically.  Bidder shall not change the contents of those cells, except for when additional items are listed by bidder.  In that case, bidder shall update the equations to include the information added by the bidder.

4)	Contractor’s labor rates and equipment and material costs as shown in these Pricing Pages are firm and fixed for the duration of the Agreement.

SECTION 06 - ALLIED ENVIRONMENTAL SOLUTIONS, INC. (AESI)						UNIT PRICE (1)		TARGET PRICE				COMMENTS
ITEM NO.	DESCRIPTION	DESIGN DRAWING	MATERIAL QUANTITY	MATERIAL UNITS	LABOR MANHOURS	Material Cost ($ USD/Unit)	Labor Rate ($ USD/Unit) (Note 2)	Material Cost ($ USD)	Labor Cost ($ USD)	Total Cost ($ USD)	Self Perform (B) or Subcontract ($ )
.27	DP Transmitters	311214-0E-99034,35	9	Each	298.0	[**]	[**]	[**]	[**]	[**]	S
.28	Speed Switches	311214-0E-90101	14	Each	101.0	[**]	[**]	[**]	[**]	[**]	S
.29	Speed Transmitter	311214-0E-90304	1	Each	13.0	[**]	[**]	[**]	[**]	[**]	S
.30	Temperature Controllers	311214-0E-90111	39	Each	281.0	[**]	[**]	[**]	[**]	[**]	S
.31	Temperature Element	311214-0E-99053	86	Each	577.0	[**]	[**]	[**]	[**]	[**]	S
.32	Temperature Gauges	311214-0E-99050	19	Each	128.0	[**]	[**]	[**]	[**]	[**]	S
.33	Temperature Transmitters	311214-0E-99081	4	Each	27.0	[**]	[**]	[**]	[**]	[**]	S
.34	Vibrator Controllers	311214-0E-99090	12	Each	161.0	[**]	[**]	[**]	[**]	[**]	S
.35	Silo Weight Element	311214-0E-99060	61	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Installation included in bin/tank erection cost in Section 1.1
.36	Silo Weight Transmitters	311214-0E-99060	13	Each	143.0	[**]	[**]	[**]	[**]	[**]	S
.37	Valve and Damper Limit Switches	311214-0E-99011	278	Each	0.0	[**]	[**]	[**]	[**]	[**]	S	Factory Mounted - No Field Work
GRAND TOTAL PRICE FOR SECTION 05 - CONTROL & INSTRUMENTATION					6679.0	[**]		[**]	[**]	[**]

GRAND TOTAL PRICE FOR ALLIED SCOPE					241167.1			[**]	[**]	[**]			Add. 1

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Section 6 - Allied Scope
186 of 186

Exhibit D

Project Schedule and Key Dates

(See Exhibit B, Section 013216)

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit E

Construction Equipment and Rentals
Rates

Otter Tail Power Company
Big Stone Plant Unit 1

Big Stone Plant Unit 1 - General Work Contract
RFP No. B7808
Graycor Proposal Number: 89122

OTTER TAIL POWER COMPANY
Big Stone Plant Unit 1 - General Work Contract
RFP No. B-7808

CONTRACTOR OWNED
EQUIPMENT RENTAL RATES
EFFECTIVE THROUGH 12/31/14
(UNFUELED)

	DAILY	WEEKLY	MONTHLY
DESCRIPTION	RATE	RATE	RATE
AIR TOOLS & ACCESSORIES
RIVET BUSTER	[**]	[**]	[**]
CLAY SPADE BREAKER	[**]	[**]	[**]
ROCK DRILL - SMALL	[**]	[**]	[**]
IMPACT WRENCH 1” DRIVE	[**]	[**]	[**]
JACK HAMMER / ROCK DRILL 50lb & OVER	[**]	[**]	[**]
PAVEMENT BREAKER 56 To 70lbs.	[**]	[**]	[**]
PAVEMENT BREAKER 80 To 90lbs.	[**]	[**]	[**]
AIR RECEIVER TANKS	[**]	[**]	[**]
COMPRESSORS
125 TO 249 CFM - DIESEL	[**]	[**]	[**]
COMPACTION EQUIPMENT
JUMPING JACK TYPE - RAMMER - GAS	[**]	[**]	[**]
PLATE COMPACTOR TYPE 95-250 Kg - GAS / DIESEL	[**]	[**]	[**]
PLATE COMPACTOR TYPE 251-500 Kg - GAS / DIESEL	[**]	[**]	[**]
CONCRETE EQUIPMENT
BUCKET-ROUND 0 To 3/4 CY	[**]	[**]	[**]
BUCKET-ROUND 1 CY	[**]	[**]	[**]
BUCKET-ROUND 1-1/4 To 2 CY	[**]	[**]	[**]
BUCKET-ROUND 2-1/4 To 3-1/2 CY	[**]	[**]	[**]
BUCKET-ROUND 3-3/4 To 5 CY	[**]	[**]	[**]
BUCKET-ROUND OVER 5 CY	[**]	[**]	[**]
BUGGY, GEORGIA - PNEUMATIC TIRE - MANUAL	[**]	[**]	[**]
MORTAR MIXER - 5 to 6 CF	[**]	[**]	[**]
MORTAR MIXER - 7 to 9 CF	[**]	[**]	[**]
MORTAR MIXER - 10 CF and OVER	[**]	[**]	[**]
FLOOR PLANERS - SCARIFIER - GAS or ELECTRIC	[**]	[**]	[**]
GROUT PUMP, - HAND	[**]	[**]	[**]
GROUT PUMP & MIXER - AIR	[**]	[**]	[**]
TROWELING MACHINE - RIDE ON	[**]	[**]	[**]
TROWELING MACHINE - To 36”	[**]	[**]	[**]
TROWELING MACHINE - OVER 36”	[**]	[**]	[**]
CONCRETE VIBRATOR - FLEX SHAFT - To 3 hp	[**]	[**]	[**]
CONCRETE VIBRATOR -(MOTOR in HEAD)- HIGH CYCL	[**]	[**]	[**]
VIBRATING SCREEDS 10’ To 20’	[**]	[**]	[**]
VIBRATING SCREEDS 21’ To 50’	[**]	[**]	[**]
REBAR LOCATOR	[**]	[**]	[**]
CRANES
HYDRAULIC RT - 17 To 24.9MTons - DIESEL (22 To	[**]	[**]	[**]
HYDRAULIC RT - 25 To 29.9MTons - DIESEL	[**]	[**]	[**]
HYDRAULIC RT - 30 To 34.9MTons - DIESEL (30 To	[**]	[**]	[**]
HYDRAULIC RT - 35 To 39.9MTons - DIESEL (35 To	[**]	[**]	[**]
HYDRAULIC RT - 50 To 59.9MTons - DIESEL (50 Ton	[**]	[**]	[**]
HYDRAULIC RT - 60 To 69.9MTons - DIESEL (60 Ton	[**]	[**]	[**]
EARTH MOVING EQUIPMENT
RUBR TIRE LOADER 200 To 249HP/3.5-5cy BCKT.(Volvo)	[**]	[**]	[**]
HYDRAULIC TRACK EXCAVATOR 16.1 To 19 Ton - (Cat)	[**]	[**]	[**]
HYDR. TRACK EXCAVATOR 28.1 To 33 Ton - (Linkbelt)	[**]	[**]	[**]
SKID STEER - RUBBER TIRE LOADER - 1,601 - 1,750 l	[**]	[**]	[**]
SKID STEER - RUBBER TIRE LOADER - 1,751 - 2,200 l	[**]	[**]	[**]
SKID STEER - RUBBER TIRE LOADER - OVER 2,200 l	[**]	[**]	[**]
TRACTOR LOADER - COMB. BACKHOE 14’To 15’ - (Cat)	[**]	[**]	[**]
HYDR. MINI EXCAVATOR -CAT 303CR TRACK CRAWLE	[**]	[**]	[**]
ATTACHMENTS:
RIPPER TOOTH - LINK BELT ATTACHMENT	[**]	[**]	[**]
BROOM - SKID STEER ATTACHMENT	[**]	[**]	[**]
FORKS - SKID STEER ATTACHMENT	[**]	[**]	[**]
HYDR. HAMMER - SKID STEER ATTACHMENT	[**]	[**]	[**]
ENGINEERING
LEVEL or TRANSIT - STANDARD	[**]	[**]	[**]
LEVEL or TRANSIT - PRECISION	[**]	[**]	[**]
LASER ALIGN SYSTEM - ROTALIGN or OPTALIGN	[**]	[**]	[**]
LIFTING & MATERIAL HANDLING
FORKLIFT - CUSION TIRE - 3K To 4K lbs	[**]	[**]	[**]
FORKLIFT - PNEUMATIC TIRE - 5K To 6K lbs	[**]	[**]	[**]
FORKLIFT - PNEUMATIC TIRE - 6K To 7K lbs	[**]	[**]	[**]
FORKLIFT - PNEUMATIC TIRE - 8K To 9K lbs	[**]	[**]	[**]
FORKLIFT - PNEUMATIC TIRE - 20K To 30K lbs	[**]	[**]	[**]

	DAILY	WEEKLY	MONTHLY
DESCRIPTION	RATE	RATE	RATE
SHOP TOOLS / MISC. EQUIP.
DRILL PRESS - MAGNETIC	[**]	[**]	[**]
DRILL - LARGE ROTARY REVERSIBLE	[**]	[**]	[**]
DRILL - DIAMOND CORE - ELECTRIC	[**]	[**]	[**]
DRILL - DIAMOND CORE - HYDRAULIC	[**]	[**]	[**]
HOISTS - ELECTRIC - CHAIN	[**]	[**]	[**]
HOISTS - ELECTRIC - CABLE	[**]	[**]	[**]
HOISTS - MANUAL - 6 To 9.9 TONS	[**]	[**]	[**]
HOISTS - MANUAL - 10 TON and OVER	[**]	[**]	[**]
HYDRAULIC TOE JACK - 17 TON STEP	[**]	[**]	[**]
HYDRAULIC RAMS - 50 To 74 TON	[**]	[**]	[**]
HYDRAULIC RAMS - 75 To 99 TON	[**]	[**]	[**]
HYDRAULIC RAMS - 100 TON	[**]	[**]	[**]
PRESSURE WASHER - COLD - UP To 1,500 PSI	[**]	[**]	[**]
PRESSURE WASHER - COLD - 2,501 To 3,000 PSI	[**]	[**]	[**]
PRESSURE WASHER - HOT - UP To 1,500 PSI	[**]	[**]	[**]
PRESSURE WASHER - HOT - 2,501 To 3,000 PSI	[**]	[**]	[**]
REBAR BENDER - ELECTRIC	[**]	[**]	[**]
REBAR CUTTER - ELECTRIC - UNDER 1”	[**]	[**]	[**]
PIPE THREADING MACHINE - ON STAND - Up To 300 lbs.	[**]	[**]	[**]
PIPE WAGON	[**]	[**]	[**]
IMPACT WRENCH - ELECTRIC SHEAR - 7/8”	[**]	[**]	[**]
IMPACT WRENCH - ELECTRIC SHEAR - 1”	[**]	[**]	[**]
TORQUE WRENCH - 1” and Over	[**]	[**]	[**]
TORQUE WRENCH - HYDR.-1”and Over / or HYDR. PUMP	[**]	[**]	[**]
TORQUE / TENSION TESTER - SKIDMORE	[**]	[**]	[**]
BEVELING MACHINE - PIPE - PNEUMATIC	[**]	[**]	[**]
STARTING UNIT	[**]	[**]	[**]
PUNCH & DIE SET - HYDRAULIC - w / ELECTRIC PUMP	[**]	[**]	[**]
JACKING SYSTEM - PUMP w/(4) 100 & (4) 50 Ton Rams	[**]	[**]	[**]
WELDERS
WELDER - ELECTRIC - To 200 AMPS	[**]	[**]	[**]
WELDER - ELECTRIC - 201 To 300 AMPS	[**]	[**]	[**]
WELDER - ELECTRIC 6 PACK - 200 To 300 AMPS /ea.	[**]	[**]	[**]
WELDER - ELECTRIC 8 PACK - 200 To 300 AMPS /ea.	[**]	[**]	[**]
WELDER - GAS or DIESEL - To 200 AMPS	[**]	[**]	[**]
WELDER - GAS or DIESEL - 201 To 300 AMPS	[**]	[**]	[**]
WELDER - GAS or DIESEL - 301 To 400 AMPS	[**]	[**]	[**]
WELDER - GAS or DIESEL - 500 AMPS and OVER	[**]	[**]	[**]
WELDER - WIRE FEEDER - LN-25	[**]	[**]	[**]
PLASMA CUTTER	[**]	[**]	[**]
TRACK BURNER - SRAIGHT LINE - ELECT w/ 6’ SECTONS	[**]	[**]	[**]
GENERAL EQUIPMENT
AUGER - 12’ POST HOLE - HAND HELD - 5.0 GAS ENG.	[**]	[**]	[**]
BELT CONVEYOR - ELECTRIC - Up To 23’	[**]	[**]	[**]
BLOWER - GAS - w/25’ of 8” FLEX. DUCTING	[**]	[**]	[**]
FAN - PORTABLE - 30” To 36”	[**]	[**]	[**]
FAN - PORTABLE - 48” and Larger	[**]	[**]	[**]
FAN - HEPA - w/ FILTER	[**]	[**]	[**]
GENERATOR - SMALL - To 5,000 WATTS	[**]	[**]	[**]
GENERATOR - SMALL - 5,001 To 10,000 WATTS	[**]	[**]	[**]
GENERATOR - MED. - 10,001 To 15,000 WATTS	[**]	[**]	[**]
HOISTS - 1 DRUM - AIR TUGGER - UNDER 6,000 LLP	[**]	[**]	[**]
HOISTS - GAS OPERATED - 1 DRUM	[**]	[**]	[**]
HOISTS - BRICK - DIESEL OPERATED - 1 DRUM	[**]	[**]	[**]
HOISTS - 1 DRUM - AIR TUGGER - 6,000 LLP and OVER	[**]	[**]	[**]
HYDRAULIC POWER PACK UNIT - GAS 16 HP	[**]	[**]	[**]
HYDRAULIC PUMP - ELECTRIC - SMALL	[**]	[**]	[**]
HYDRAULIC PUMP - ELECTRIC - LARGE	[**]	[**]	[**]
MOWERS - RIDE ON	[**]	[**]	[**]
MOWERS - TRACTOR MOUNTED	[**]	[**]	[**]
RADIOS -TWO WAY - PORTABLE w/MIKE & CHARGER	[**]	[**]	[**]
CRANE COMMUNICATION 320 RADIO SYSTEM	[**]	[**]	[**]
SPACE HEATERS - Up To 100,000 BTUs	[**]	[**]	[**]
STEAM HEATERS - INDUSTRIAL	[**]	[**]	[**]
TRACK DRILL - AIR - OVER 4”- TRACK / FRAME MOUNTED	[**]	[**]	[**]
DIGITAL VIBRATION METER w/ PROBE	[**]	[**]	[**]
STUCTURAL STEEL SUPPORT HORSE	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

1

Big Stone Plant Unit 1 - General Work Contract
RFP No. B7808
Graycor Proposal Number: 89122

	DAILY	WEEKLY	MONTHLY
DESCRIPTION	RATE	RATE	RATE
FORKLIFT - R/T - TELESCOPIC BOOM - 8K lbs.	[**]	[**]	[**]
FORKLIFT - R/T - TELESCOPIC BOOM - 9K lbs.	[**]	[**]	[**]
FORKLIFT - R/T - TELESCOPIC BOOM - 10K lbs.	[**]	[**]	[**]
MAN CAGES - (4’x4’) - 1,000 To 1,200 lbs. CAPACITY	[**]	[**]	[**]
FORKLIFT EXTENSIONS	[**]	[**]	[**]
PALLET JACK - MANUAL	[**]	[**]	[**]
PALLET JACK - ELECTRIC	[**]	[**]	[**]
FIXED FORKS - PALLET LIFTERS / (FOR BRICK)	[**]	[**]	[**]
MODULAR LIFTING BEAM SYSTEM	[**]	[**]	[**]
PUMPING EQUIPMENT
PUMP - AIR DIAPHRAGM	[**]	[**]	[**]
PUMP - SUBMERSIBLE - ELECTRIC 3” & 4”	[**]	[**]	[**]
PUMP - TRASH - GAS - Up To 2”	[**]	[**]	[**]
PUMP - TRASH - GAS - 3” & 4”	[**]	[**]	[**]
BOOSTER PUMP - WATER PRESSURE - GAS - 5 HP	[**]	[**]	[**]
ROAD MAINTENANCE
HYDRAULIC BREAKER-BOOM MOUNTED- 4,001 To 5,00	[**]	[**]	[**]
PNEUMATIC BREAKER -BOOM MOUNT- 451 To 600 flb.	[**]	[**]	[**]
LIGHT TOWER - TRIPOD MOUNTED - 1,000 WATT	[**]	[**]	[**]
SWEEPER;VACUUM -PAVEMENT BROOM- WALK BEHIN	[**]	[**]	[**]
SANDBLASTIG MACHINE - UNDER 300 lbs.	[**]	[**]	[**]
SAWS
BAND SAW - ON BASE / ALL	[**]	[**]	[**]
CHAIN SAW - HYDRAULIC	[**]	[**]	[**]
CHAIN SAW - PNEUMATIC	[**]	[**]	[**]
CONCRETE SAW-WALK BEHIND-GAS- 11-18hp(18”Blade-	[**]	[**]	[**]
CONCRETE SAW-WALK BEHIND-GAS- 19-36hp - (Soft Cut	[**]	[**]	[**]
CONC.SAW-WALK BEHIND-GAS-OVER 37hp (36”Blade-M	[**]	[**]	[**]
CUT-OFF SAW - HYDRAULIC	[**]	[**]	[**]
CUT-OFF SAW - GAS	[**]	[**]	[**]
MASONRY SAW - PORT. STAND MOUNTED - ELECTRIC	[**]	[**]	[**]
MASONRY SAW - TABLE MOUNTED - GAS	[**]	[**]	[**]
RADIAL ARM SAW - 18’ - TABLE MOUNTED - ELECTRIC	[**]	[**]	[**]
SAWZALL - PNEUMATIC	[**]	[**]	[**]

	DAILY	WEEKLY	MONTHLY
DESCRIPTION	RATE	RATE	RATE
TRAILERS
TRAILERS - TAG - UTILITY	[**]	[**]	[**]
TRAILERS - CARGO	[**]	[**]	[**]
TRAILERS - DROP DECK	[**]	[**]	[**]
TRAILERS - FLATBED - 40’ or LESS	[**]	[**]	[**]
TRAILERS - LOWBOY - 25 To 50 TON	[**]	[**]	[**]
TRAILERS - LOWBOY - 51 TON AND Over	[**]	[**]	[**]
STORAGE CONTAINER BOX - 8’ x 20’	[**]	[**]	[**]
STORAGE CONTAINER BOX - 8’ x 40’	[**]	[**]	[**]
TRAILERS - FLATBED - OVER 40’	[**]	[**]	[**]
TRAILERS - TILT DECK - UTILITY	[**]	[**]	[**]
TRAILER -TILT DECK - TRPL. AXLE - 50Tn HYDR.- 53’ LONG	[**]	[**]	[**]
SAFETY EQUIPMENT
HIP AIR - 5MIN ESCAPE - TANK w/ FULL FACE	[**]	[**]	[**]
LIFE AIR - 30MIN ESCAPE PACK - SCBA	[**]	[**]	[**]
FILTER BOX - FRESH AIR	[**]	[**]	[**]
MONITOR - CO - SMALL	[**]	[**]	[**]
MONITOR - MULTIPLE GAS	[**]	[**]	[**]
MONITOR - CO - FOR ENCLOSED AREAS	[**]	[**]	[**]
MONITOR - AIR ANALYSER	[**]	[**]	[**]
HORIZONTAL LIFE LINE w/ 2 STANCHION - 20’ To 60’	[**]	[**]	[**]
HORIZONTAL LIFE LINE w/ 4 STANCHION - 60’ To 100’	[**]	[**]	[**]
RETRIEVAL RESCUE WINCH	[**]	[**]	[**]
SPECIALITY EQUIPMENT
DELINING MACHINE-FURNACE w/HAMMER-AIR	[**]	[**]	[**]
DELINING MACHINE-PIT/STOVE w/HAMMER-AIR	[**]	[**]	[**]
ANGEL WING - WORK PLATFORM	[**]	[**]	[**]
GUNITE MACHINE - HYDR. -“SPECIAL UTILIZED RATE”	[**]	[**]	[**]
VEHICLES
AUTOS - STANDARD - FULL SIZE	[**]	[**]	[**]
AUTOS - LUXURY - SUV - VAN	[**]	[**]	[**]
PICKUP TRUCKS - 1/2 TON REG. CABS - VANS	[**]	[**]	[**]
PICKUP TRUCKS - 1/2 Tn EXT. CAB - 3/4 Tn REG CAB	[**]	[**]	[**]
PICKUP TRUCKS - 3/4 Tn EXT. CAB - 4x4	[**]	[**]	[**]
PICKUP TRUCKS - JOBSITE and OVER 125 K MILES	[**]	[**]	[**]
TRUCKS - MECHANIC - SPECIALTY TRUCKS - (1 TON)	[**]	[**]	[**]
TRUCKS - 1 TON - UTILITY - CARGO VANS -(GAS or DIESEL	[**]	[**]	[**]
TRUCKS - 2 TON - JOB SITE USE	[**]	[**]	[**]
TRUCKS - BOX - TOOL VANS - “PIE WAGONS”	[**]	[**]	[**]
SEMI - TRACTOR - JOB SITE USE	[**]	[**]	[**]
SEMI - TRACTOR - OVER THE ROAD USE	[**]	[**]	[**]
TRUCKS - VACUUM - SUCKER	[**]	[**]	[**]
PERSONNEL BUS - MILL PASSENGER	[**]	[**]	[**]
PERSONNEL BUS - OUT of TOWN - JOB MAINTAINS	[**]	[**]	[**]
GOLF CARTS - ELECTRIC	[**]	[**]	[**]
ATV - 6 X 4 JD GATOR - GAS	[**]	[**]	[**]
ATV - ELECTRIC	[**]	[**]	[**]
ATV - EZ GO - GAS / DIESEL or H.D. ELECTRIC	[**]	[**]	[**]
NOTES & CLARIFICATIONS:
1.	Rates do not include:
	A.	Operators
	B.	Mobilization
	C.	Drill/Core Bits, Blades
	D.	Hammer points
	E.	Propane for heaters
	F.	Fuel (Except as noted)
	G.	Hardware for Formwork
2.	Equipment is subject to availability
3.	Charges are portal to portal
4.	Billing rates are straight time (8 hr/day, 40 hr/wk, 176 hr/mo)
5.	N/A = Not Applicable
6.	General Liability Insurance included in rate.
7.	Prices are unfueled.
8.	Cranes over 60 tons are not included. Priced as needed.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

2

Exhibit F

Forms

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit F-1

Request for Payment Form

 Exhibit F-1
Form of Application for Payment

Name of Company Requesting Payment

Original: (Electronically)
E-mail to:
Project Engineer:	KPhinney@otpco.com

Project Cost Control:	AQCSPayables@otpco.com

APPLICATION FOR PAYMENT

Contractor’s Invoice No.: ___________________ Date: ________________

Purchase Order No.: ___________________Prepared by: ________________

Application is made for payment as shown below in connection with the contract.

Attached hereto, Contractor provides attachments reflecting the breakdowns for labor and material as required.

ORIGINAL CONTRACT PRICE                                   $ ____________

Net Change by Change Orders                                    $ ____________

CONTRACT PRICE TO DATE                                    $ ____________

Less Prior Applications for Payment                          $ ____________

Current Application for Payment:                            $ ____________ (Amount of Contractor Invoice)

BALANCE OF CONTRACT:                                      $ ____________

For Internal Agent Use Only:
Current Application for Payment LESS 5% RETAINAGE:                                                                                                                     $_________________________
                                                                                Invoice is Net 30.

                                                                                                                                 (Total Retainage withheld from Contractor Invoices to date: $______________________)

                                                      ACH information request

OTTER TAIL POWER COMPANY
215 Cascade Street
Fergus Falls, MN  56537

I hereby authorize Otter Tail Power Company Payables Department to make payments for goods and services by ACH.

Please fax completed form to:   218-739-8895

or mail to:                                              Otter Tail Power Company
            Payables Department
            215 South Cascade Street
            Fergus Falls, MN  56537

Supplier Information:

Name of business:	___________________________________________________________________________

Tax ID Number	___________________________________________________________________________

Address:	___________________________________________________________________________

City/State/ZIP:	___________________________________________________________________________

Signature/Contact:	___________________________________________________________________________

Telephone:	____________________________________________________________ Date ___________

Email address for remittance advice	___________________________________________________________________________
(deposit of funds one business day after email)
(Notification of invoices paid will be sent via the email address)

Financial institution information:

Name:	___________________________________________________________________________

City/State/ZIP:	___________________________________________________________________________

Financial institution routing & transit #___________________________________________________________________________

Account number:	Savings: ____________________

Checking: ____________________

If you have any questions, please do not hesitate to contact me.
Mary Haiby
Payables Lead
Otter Tail Power Company
(218) 739-8290 Payables@otpco.com

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.
Print or type See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

	Check appropriate box:	☐	Individual/Sole proprietor	☐	Corporation	☐	Partnership

☐	Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnershlp) ►							☐ Exempt payee

☐	Other (see instructions) ►
Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number

or
Employer identification number
Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.
Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.
Sign Here	Signature of U.S. person ►	Date ►
General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

          Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien,

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

● An estate (other than a foreign estate), or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

          The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

● The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Exhibit F-2

Certificates

Otter Tail Power Company
Big Stone Plant Unit 1

EXHIBIT F-2A Mechanical Completion Certificate

Contractor Certification:

1.	Unless otherwise defined herein, the capitalized terms used throughout this certificate shall have the meanings ascribed to same in the Agreement.

2.	Contractor certifies and represents that the following statements are true as of the date of delivery hereof to Owner:

a)	The Contractor has satisfied all of the requirements for the achievement of Mechanical Completion in accordance with the Agreement.

b)	Contractor has delivered this form, completed except for signature by Owner, to Owner’s duly authorized agent on the signature date.

Contractor:

The person signing below is authorized to submit this form to Owner for and on behalf of Contractor.

By:	Date:

Name:

Title:

Mechanical Completion Certificate Page 1 of 2

Owner Certification:

Owner to circle one (1) of the following statements:

A.
Owner agrees that the Contractor has satisfied all the required obligations and has achieved Mechanical Completion for his scope of work.  This Certificate was received by Owner on the date first written above and is effective as of that date.

B.
Owner does not agree that the Contractor has satisfied his required obligations, and therefore has not achieved Mechanical Completion for his scope of work, due to the omissions, liens, or defects listed below and/or the incomplete nature of the specified portions of the Work listed below or on the attached sheet:

Owner:

The person signing below is authorized to sign the Mechanical Completion Certificate for and on behalf of Owner.

By:	Date:

Name:

Title:

Mechanical Completion Certificate Page 2 of 2

EXHIBIT F-2B
MECHANICAL COMPLETION CHECKLIST

i.
All Contractor Supplied Materials and Equipment have been furnished and installed in accordance with Exhibit B and manufacturers’ requirements (and in a manner that does not void any warranty) and the terms of this Agreement and, as appropriate, checked for alignment, [lubrication, rotation,] and hydrostatic and pneumatic pressure integrity.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

ii	Turnover Acknowledgement of all Systems has been achieved.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

iii.	All Systems have been installed, cleaned and statically tested and cold commissioning has been completed and all automation from control work stations required by the Exhibit B have been achieved.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

iv.	All initial tests have been completed and all instruments have been calibrated.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

v.	The Work or the Unit as part of the Work is capable of safe operation.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

Exhibit F-2B B-7808 Mechanical Completion Checklist Page 1 of 2

EXHIBIT F-2B
MECHANICAL COMPLETION CHECKLIST

vi.	The Work or the Unit as part of the Work is ready to commence testing, and integrated operations without the use of temporary equipment or installations.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

vii.	An initial Punch List has been established and mutually agreed upon by Owners and Contractor.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

viii.	The classroom training required by Section 017900 of Exhibit B has been completed.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

ix.	Owners have executed the Certificate of Mechanical Completion.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

Exhibit F-2B B-7808 Mechanical Completion Checklist Page 2 of 2

EXHIBIT F-2C B-7808 Substantial Completion Certificate

Contractor Certification:

1.	Unless otherwise defined herein, the capitalized terms used throughout this certificate shall have the meanings ascribed to same in the Agreement.

2.	Contractor certifies and represents that the following statements are true as of the date of delivery hereof to Owner:

a)	The Contractor has satisfied all of the requirements for the achievement of Substantial Completion in accordance with the Agreement.

b)	Contractor has delivered this form, completed except for signature by Owner, to Owner’s duly authorized agent on the signature date.

Contractor:

The person signing below is authorized to submit this form to Owner for and on behalf of Contractor.

By:	Date:

Name:

Title:

F-2C Substantial Completion Certificate Page 1 of 2

Owner Certification:

Owner to circle one (1) of the following statements:

A.
Owner agrees that the Contractor has satisfied all the required obligations and has achieved Substantial Completion for his scope of work.  This Certificate was received by Owner on the date first written above and is effective as of that date.

B.
Owner does not agree that the Contractor has satisfied his required obligations, and therefore has not achieved Substantial Completion for his scope of work, due to the omissions, liens, or defects listed below and/or the incomplete nature of the specified portions of the Work listed below or on the attached sheet:

Owner:

The person signing below is authorized to sign the Substantial Completion Certificate for and on behalf of Owner.

By:	Date:

Name:

Title:

F-2C Substantial Completion Certificate Page 2 of 2

EXHIBIT F-2D B-7808
SUBSTANTIAL COMPLETION CHECKLIST

(i)	Mechanical Completion has been achieved.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(ii)	A revised Punch List of Work remaining after Substantial Completion has been established and mutually agreed upon by Owners and Contractor.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(iii)	The Work is complete except Punch List Items.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(iv)	The training required by Section 4.10 has been completed.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(v)	All obligations of Contractor expressly required to have been performed as of the Substantial Completion Date have been properly discharged.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

Exhibit F-2D B-7808 Substantial Completion Checklist Page 1 of 3

EXHIBIT F-2D B-7808
SUBSTANTIAL COMPLETION CHECKLIST

(vi)	The Work, including all Systems provided and installed by Contractor, and the Unit are capable of being operated in the normal course of business up to full Unit generating capacity.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(vii)
Owners have received from Contractor all Permits (including Permits (other than Owners Permits) necessary to allow transfer of care, custody, and control of the Work to Owners), all of which shall be valid and in full force and effect.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(viii)	Levels of Consumables associated with the Work are fully charged.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(ix)	Final versions of the Operating and Maintenance Manuals approved by Owners have been delivered.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(x)	Currently marked drawings showing as-built conditions or the As-Built Drawings (current as of Substantial Completion) have been delivered to Owners.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(xi)	Other submittals required under the Agreement to be submitted prior to or as of Substantial Completion have been delivered to Owners.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

Exhibit F-2D B-7808 Substantial Completion Checklist Page 2 of 3

EXHIBIT F-2D B-7808
SUBSTANTIAL COMPLETION CHECKLIST

(xii)	All spare parts and Special Tools have been delivered to Owners.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

(xiii)	Owners have executed the Certificate of Substantial Completion.

(CONTRACTOR)	Date:

PROJECT AGENT:	Date:

Exhibit F-2D B-7808 Substantial Completion Checklist Page 3 of 3

EXHIBIT F-2E B-7808 – Final Completion Certificate

Contractor Certification:

1.	Unless otherwise defined herein, the capitalized terms used throughout this certificate shall have the meanings ascribed to same in the Agreement.

2.	Contractor certifies and represents that the following statements are true as of the date of delivery hereof to Owner:

a)	The Contractor has satisfied all of the requirements for the achievement of Final Completion in accordance with the Agreement.

b)	Contractor has delivered this form, completed except for signature by Owner, to Owner’s duly authorized agent on the signature date.

Contractor:

The person signing below is authorized to submit this form to Owner for and on behalf of Contractor.

By:	Date:

Name:

Title:

Exhibit F-2E B-7808 Final Completion Certification  Page 1 of 2

Owner Certification:

Owner to circle one (1) of the following statements:

A.	Owner agrees that Final Completion has been achieved. This Certificate was received by Owner on the date first written above and is effective as of that date.

B.
Owner does not agree that Final Completion has been achieved by the Contractor due to the omissions, liens or defects listed below and/or the incomplete nature of the specified portions of the Work listed below or on the attached sheet:

Owner:

The person signing below is authorized to sign the Final Completion Certificate for and on behalf of Owner.

By:	Date:

Name:

Title:

Exhibit F-2E B-7808 Final Completion Certification  Page 2 of 2

EXHIBIT F-2F B-7808
FINAL COMPLETION CHECKLIST

(i)	Substantial Completion has been achieved.

(SUPPLIER)	Date:

PROJECT AGENT:	Date:

(ii)	All As-Built Drawings, Information, Design Documents, [Operating and Maintenance Manuals], submittals and other documents required to be delivered to Owners hereunder have been delivered.

(SUPPLIER)	Date:

PROJECT AGENT:	Date:

(iii)	All liquidated damages for which Contractor is liable pursuant to Article 7 and other amounts owed by Contractor to Owners under this Agreement, if any, have been paid to Owners.

(SUPPLIER)	Date:

PROJECT AGENT:	Date:

(iv)
All Work, including all items identified on the Punch List, has been completed other than Work and other obligations that require future performance (e.g., warranty Work and indemnification obligations).

(SUPPLIER)	Date:

PROJECT AGENT:	Date:

(v)	Owners have issued the Certificate of Final Completion.

(SUPPLIER)	Date:

PROJECT AGENT:	Date:

Exhibit F-2F B-7808
 Final Completion Checklist Page  1 of  1

Exhibit F-3

Change Order Form

Otter Tail Power Company
Big Stone Plant Unit 1

EXHIBIT F-3

Form of Change Order

Name of Company

Date:	Change Order:
#
(Assigned by Otter Tail Power Company)

The undersigned agree to the following change to the ______________________ Agreement For __________________, dated as of ________, 20__ (the “Agreement”), between OTTER TAIL POWER COMPANY, a Minnesota Company, as agent for the Owners of the Big Stone Plant.

and ______________________________________________.  The changes to the Work, Contract Price, time requirements and/or any other provisions of the Agreement described in this document are considered an amendment to the Agreement.  Except as otherwise set forth in this document, the change(s) described in this document do not relieve the Contractor or the Subcontractor of their responsibilities described in the Agreement. This document constitutes a full and complete settlement with respect to change(s) to the Work, Contract Price, time requirements and/or any other provisions of the Agreement described in this document, including the settlement of compensation to Subcontractor for such changes(s).  Capitalized terms herein and not defined herein shall have the meanings ascribed to in the Agreement.

Description of the Change:

The change in the Contract Price is:	$

The revised Contract Price, including this change, is:	$

Requested By:		Agreed To:
	Company Name		Company Name

	Name and Title		Name and Title

	Signature		Signature

	Date		Date

Exhibit F-4

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit F-5

Form of Lien Waiver

Otter Tail Power Company
Big Stone Plant Unit 1

SCHEDULE F-5

FORMS OF LIEN WAIVER

The Contractor shall provide lien waivers as follows:

a.
in the form of attached Schedule F-5A for lien waivers from (i) Contractor if performing Work on real property not owned in fee simple by Contractor and (ii) Subcontractors, Sub-subcontractors, and suppliers to be provided with every Application for Payment other than for final payment; and

b.
in the form of attached Schedule F-5B for lien waivers from (i) Contractor if performing Work on real property not owned in fee simple by Contractor and (ii) Subcontractors, Sub-subcontractors, and suppliers to be provided for final payment.

Exhibit F-5A

Contractor’s Partial Lien Waiver and Release

Upon receipt by the undersigned of a check from _______________________ (Maker of Check) in the sum of $ _______________________ (Amount of Check) payable to (Contractor). and when the check has been properly endorsed and has been paid by the bank upon which it is drawn, this document shall become effective to release any mechanic’s lien, stop notice, or bond right the undersigned has on the job of _______________________ (Owner) located at _______________________ (Job Description) to the following extent.

Contractor warrants and represents that: (a) Contractor has full knowledge and understanding of the Contractor’s rights and claims pursuant to Title 5 and Title 44 of the South Dakota Codified Laws and the common law of South Dakota including the mechanics and materialmen’s lien pursuant to SDCL 44-9-1, et. seq. that allow Contractor to place a lien on the Property for all materials, supplies, equipment and services provided by Contractor to the Property; (b) Contractor has no knowledge of any claims it has against Owners; (c) Contractor has no knowledge of any filed mechanics or material or materialman’s liens with respect to the Work (as such term is defined in the Contract and referred to herein as the “Work”), the Project, or the Property; (d) Contractor has not assigned or pledged any rights or claims in any amount due or to become due from Owners; (e) payment has been made to all consultants, employees, subcontractors, vendors, laborers and material suppliers, at all tiers, and all other entities, for all labor and services furnished by or through Contractor for the Project prior to and through the date hereof, including, without limitation, all payroll taxes and contributions required to be made and all wages, overtime pay, premium pay, holiday pay, sick pay, personal leave pay, severance pay, fees, fringe benefits, commissions and reimbursable expenses required to be paid and all deductions for dues, fees or contributions required to be made in connection with all collective bargaining agreements in existence, if any, which affect any worker(s) providing services for the Project; and (f) no claims from consultants, subcontractors, vendors, laborers or material suppliers have been submitted to Contractor with respect to the Contract or remain unsatisfied as of the date of this Contractor Partial Lien Waiver and Release.

This release covers a progress payment for labor, services, equipment, or material furnished to _______________________ (Customer) through _______________________ (Date) only and does not cover any retentions retained before or after the release date; extras furnished before the release date for which payment has not been received; extras or items furnished after the release date. Rights based upon work performed or items furnished under a written change order which has been fully executed by the parties prior to the release date are covered by this release unless specifically reserved by the claimant in this release.

This release of any mechanic’s lien, stop notice, or bond right shall not otherwise affect the contract rights, including rights between parties to the contract based upon a rescission,

abandonment, or breach of the contract, or the right of the undersigned to recover compensation for furnished labor, services, equipment, or material covered by this release if that furnished labor, services, equipment, or material was not compensated by the progress payment. Before any recipient of this document relies on it, said party should verify evidence of payment to the undersigned.

The person executing this Contractor Partial Lien Waiver and Release on behalf of Contractor has been duly authorized by Contractor to execute and deliver same.

WITNESSES:	CONTRACTOR:

By:
Name:
Name:	Title:
Address:
Name:

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me this       day of                         , by___________  in his/her capacity as ____________________ of ____________________, a  ___________corporation. He/she is personally known to me or has produced __________________ as identification and did/did not take an oath.

Notary Public
Stamped, typewritten or printed name:

Commission #

2

Exhibit F-5B

Contractor’s Full Lien Waiver and Release

Upon receipt by the undersigned of a check from________________________ (Maker of Check) in the sum of $ ________________________ payable to (Contractor) and when the check has been properly endorsed and has been paid by the bank upon which it is drawn, this document shall become effective to release any mechanic’s lien, stop notice, or bond right the undersigned has on the job of ________________________ (Owner) located at __________________ (Job Description).

Contractor warrants and represents that: (a) Contractor has full knowledge and understanding of the Contractor’s rights and claims pursuant to Title 5 and Title 44 of the South Dakota Codified Laws and the common law of South Dakota including the mechanics and materialmen’s lien pursuant to SDCL 44-9-1, et. seq. that allow Contractor to place a lien on the Property for all materials, supplies, equipment and services provided by Contractor to the Property;  (b) Contractor has no knowledge of any claims it has against Owners; (c) Contractor has no knowledge of any filed mechanics or material or materialman’s liens with respect to the Work (as such term is defined in the Contract and referred to herein as the “Work”),the Project, or the Property; (d) Contractor has not assigned or pledged any rights or claims in any amount due or to become due from Owners; (e) payment has been made to all consultants, employees, subcontractors, vendors, laborers and material suppliers, at all tiers, and all other entities, for all labor or services furnished by or through Contractor for the Project, including, without limitation, all payroll taxes and contributions required to be made and all wages, overtime pay, premium pay, holiday pay, sick pay, personal leave pay, severance pay, fees, fringe benefits, commissions and reimbursable expenses required to be paid and all deductions for dues, fees or contributions required to be made in connection with all collective bargaining agreements in existence, if any, which affect any worker(s) providing services for the Project; (f) no claims from consultants, subcontractors, vendors, laborers or material suppliers have been submitted to Contractor with respect to the Contract or remain unsatisfied as of the date of this Contractor Full Lien Waiver and Release; and (g) all contracts with consultants and subcontractors employed, used or engaged by Contractor in connection with the Project have been completed or have been terminated.

This release covers the final payment to the undersigned for all labor, services, equipment, or material furnished on the job, except for disputed claims for additional work in the amount of $ _________________.  Before any recipient of this document relies on it, the party should verify evidence of payment to the undersigned.

This release does not cover freight charges or obligations related to freight charges.

2

The person executing this Contractor Full Lien Waiver and Release on behalf of Contractor has been duly authorized by Contractor to execute and deliver same.

WITNESSES:	CONTRACTOR:

By:
Name:
Name:	Title:
Address:
Name:

STATE OF	)
) SS:
COUNTY OF	)

The foregoing instrument was acknowledged before me this       day of                         , by ___________________  in his/her capacity as___________________ of  ___________________, a ___________________ corporation. He/she is personally known to me or has produced ___________________ as identification and did/did not take an oath.

Notary Public
Stamped, typewritten or printed name:

Commission #
My Commission Expires:	(SEAL)

Exhibit F-6

Notice to Proceed

Otter Tail Power Company
Big Stone Plant Unit 1

FORM OF NOTICE TO PROCEED

Pursuant to the General Work Construction Agreement No. B-7808 (“the Agreement”), with an Effective Date of ____________, 2013, between ______________________ (“Contractor”) and Otter Tail Power Company (“Otter Tail”), as agent for Northwestern Corporation d/b/a/ Northwestern Energy, a Delaware corporation; Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., a Delaware corporation; and Otter Tail Power Company, a Minnesota corporation as (“Owners”), Owners hereby issue this Notice to Proceed, whereby Contractor is released to commence the Work under and in accordance with this Agreement.

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, Owners have issued this Notice to Proceed effective as of ______________, 2013.

Otter Tail

By:
Title:
Date:

Supplier has agreed to and accepted this FNTP as of the date set forth above.

[Enter Contractor’s Name]

By:
Title:
Date:

Exhibit F-7

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit G

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Big Stone AQCS	Exhibit H Contractor Safety Policy

Exhibit H

Contractor Safety Policy

OTP Rev 8.3.12	Page 1

Big Stone AQCS	Exhibit H Contractor Safety Policy

Table of Contents:

Introduction		3

Worksite Rules

A.	Hazard Communications	3

B.	Owners Buildings and Facilities	3

C.	Equipment and Material	3

D.	Communication Equipment	3

E.	Safety Equipment and Supplies	3

F.	Sub-Contractors	3

G.	Personal Conduct	4

Policies and Procedures

I.	Emergency Reporting Procedures	5

II.	Personal Protective Equipment	5

III.	House Keeping	5

IV.	Motor Vehicles	6

V.	Tools and Equipment	6

VI.	Fire Protection	6

VII.	Fuel and Chemical Spills	7

VIII.	Welding and Cutting	7

IX.	Confined Space Entry	7

X.	Work Area Protection	7

XI.	Safe Working Practices near Energized Facilities	7

XII.	Excavating	8

XIII.	Lockout / Tagout	9

XIV.	Environmental Safety Policy	9

XV.	Right to Know	10

OTP Rev 8.3.12	Page 2

Big Stone AQCS	Exhibit H Contractor Safety Policy

Welcome to Otter Tail Power Company
We are an industry leader in Safety and Health. Our Safety policies and rules are based on the premise that Safety of employees, contractors and customers is of primary importance. Contractors must be committed to safe working practices, maintaining property and equipment in safe working condition and requiring compliance with all applicable safety rules

Introduction
Otter Tail Power Company provides this contractor orientation manual, which outlines procedures and rules that the contractor agrees to comply with. Otter Tail Power Company personnel have the right and responsibility to shut down any job where an unsafe condition, procedure or act is observed. The job can not resume until corrections have been made. If corrections are not made, Otter Tail Power Company has the right to terminate the job contract and the Contractor and the Contractors employees will be asked to leave the job site.

In this booklet we cover in more detail several areas of importance.

● Worksite Safety Rules
These rules cover worksites and conduct of Contractor and Contractors employees.

● Other Safety Rules
The terms and conditions of your contract state that the contractor is required to obey all laws, regulations, ordinances, codes and the regulations put in place by the Occupational Safety and Health Act (29 CFR 1910) as well as all Otter Tail Power Company Safety rules.
The safety rules in this booklet are for your guidance in preventing accidents. This is a general handbook that doesn’t cover every situation that could occur. If you or your employees are unsure of the safety measures to be taken for your particular job, contact an Otter Tail Power Company Representative for speciﬁc instructions.

●  Environmental Safety Rules
Otter Tail Power Company is under permit with many State and Federal environmental agencies and abides by all of their regulations. The contractor shall follow all the environmental guidelines included in this booklet as well as any additional guidelines that would pertain to the work involved.

Worksite Rules
I.	General:

A.	Hazard Communication
1.
Contractor shall insure that a daily Job Brieﬁng is held before the start of each job. All contractors and sub-contractors employees shall be involved. Items discussed, but not limited to should be as follows; Associated hazards, work procedures, special precautions and procedures, personal protective equipment needed.

B.	Owners Buildings and Facilities
1.	No Smoking is allowed in Otter Tail Power Company buildings or offices.
2.	Work shall be performed so as not to create a hazard for Otter Tail Power Company employees or customers while entering or occupying Otter Tail Power Company buildings and facilities.
3.	Vehicles shall park in designated areas. All vehicles are subject to search.

C.	Equipment and Material
1.	Contractor is fully responsible for all equipment and material whether furnished by the contractor, Otter Tail Power Company or others.
2.	Contractor shall not use any Otter Tail Power Company owned tools, equipment or materials without written permission from an Otter Tail Power Company Representative.
3.	Any requests for materials, assistance, tools or arrangements of any kind are to be directed to the Otter Tail Power Company Project Manager or designated person in charge.

D.	Communication Equipment
1.	Contractor is required to provide their own communication equipment.
2.	Use of communication equipment in the owners’ buildings, offices or vehicles is prohibited unless permission is given by designated Otter Tail Power Company Representative.

E.	Safety Equipment and Supplies

OTP Rev 8.3.12	Page 3

Big Stone AQCS	Exhibit H Contractor Safety Policy

1. All Safety Equipment and supplies for Contractor use shall be supplied by the contractor and shall meet the regulatory requirements speciﬁed.
F.	Sub-contractors;
The same rules apply to all subcontractors when they are on site.

G.	Personal Conduct
1.	All personnel shall be courteous and considerate of the public and each other.
2.
When there is a need to cross or enter private property, the Contractor shall gain permission from the Property owner before entering. Access will be limited to those areas designated by the Property owner.

3.	Displays of temper and ill feeling will not be allowed.
4.	Horseplay, scufﬂing, wrestling and other inappropriate behavior while on duty or on Otter Tail Power Company property or in Otter Tail Power Company vehicles not allowed.
5.
Otter Tail Power Company has rules prohibiting the use and possession of intoxicants, drugs and narcotics on its property and in company owned vehicles and/or being under the inﬂuence of the same while being on Otter Tail Power Company property. Every contractor and its employees shall know of and abide by the speciﬁc provisions of these rules. Anyone taking prescription medications which could cause adverse effects should report these conditions to his/her supervisor.

6.	No ﬁrearms ( loaded or unloaded ) are allowed on Otter Tail Power Company property or jobsites.

Safety Rules
Safety Department

The Energy Delivery Safety Supervisor provides information and technical expertise to Otter Tail Power Company employees and contractors. In the event that a contractor needs additional information they should contact an Otter Tail Power Company Representative. All Otter Tail Power Company employees and contractors have the authority to temporarily suspend any job if conditions exist for serious injury or death.

Designated Otter Tail Power Company Representative

Otter Tail Power Company Representative will take steps to ensure contractor compliance with the contract, including adherence to all safety rules and regulations. Contractor Safety orientation will be administered by an Otter Tail Power Company Representative.

Contractor

It is the responsibility of all contractors to instruct their employees in the recognition and avoidance of unsafe working conditions and all regulations applicable to his /her work environment. The regulations are designed to control or eliminate any hazards or exposure to illness or injury in accordance with applicable OSHA guidelines. The responsibilities include, but are not limited to the following;

●	Training employees in safety and health aspects of their jobs;

●	Informing employees of the nature and hazards of the materials and equipment used in their work;

●	Ensuring that the employees have the necessary safety equipment and that it is being used properly;

●	Ensuring that periodic safety inspections are conducted;

●	Ensuring that safety violations in their areas are corrected;

●	Enforcing all safety rules and regulations

●	Investigating injuries, accidents, near misses and properly reporting them to Otter Tail Power and other officials necessary;

●	Submitting Contractor Safety Orientation Sheet to Otter Tail Power Company Representative prior to beginning project.

●	Reporting any changes of employees to the designated Otter Tail Power Company Representative;

●	New employees shall not be allowed on site until they have received a job Brieﬁng;

●	If a contractor has not taken sufficient measures to provide protection for their employees or equipment, the costs

OTP Rev 8.3.12	Page 4

Big Stone AQCS	Exhibit H Contractor Safety Policy

of providing such will be back charged to the responsible contractor.

Contractor Employees

This manual contains commonly encountered hazards and safety procedures for accident prevention, and speciﬁc operating procedures for various departments or operating units.

Employees are responsible for following safety rules and reporting potential safety hazards to their supervisors so that corrective action can be taken.

Contractor employees are expected to be trained and equipped to handle all hazards encountered.

Policies and Procedures

I. Emergency Reporting Procedures
The contractor shall make provisions that will ensure prompt medical attention is available to employees and visitors to the job site in case of injury. First Aid supplies shall be accessible to employees’ and ﬁrst aid kits shall be kept on site. All employees will be instructed as to emergency reporting procedures.

II. Personal Protective Equipment
Contractors shall ensure that their employees’ personal protective equipment is in good condition. Personal protective equipment shall include but not be limited to the following;
 A.    Eye Protection
        1. All contractors’ employees shall wear industrial safety glasses. The glasses must meet ANSI Z87.1 standards.
2. Face shields or goggles shall be used for grinding and chipping operations. Welding hoods shall be worn when electric arc welding. When acetylene welding or cutting operations are in progress, welding goggles shall be worn.
 B.    Hearing Protection
Hearing protection shall be worn working around high noise level areas.

C. Respiratory Protection
Respiratory protection shall be worn in accordance with the appropriate respiratory protection program.

D. Foot Protection

All contractors’ employees shall wear protective footwear meeting ANSI.Z41-1991-C75 standards when there is a danger of foot injuries due to falling or rolling objects. Proper types of shoes should be worn to prevent slips and falls.

E. Hand Protection

All contractors’ employees shall wear proper gloves to provide hand protection from skin absorption of harmful substances, severe cuts or lacerations, severe abrasions, punctures, chemical burns, thermal burns and harmful temperature extremes.

F. Head Protection
All Contractors employees and visitors shall wear hard hats meeting the requirements of ANSI Z89.1.
G. Fall Protection
Fall Protection in compliance with OSHA regulations, shall be worn and used on elevated work where fall hazards exist.
     H.    Suitable Clothing
1.	Contractor employees working with or near combustible or ﬂammable liquids, gasses or materials should wear clothing made from natural ﬁber material or ﬁre retardant treated material.
2.
Contractor employees exposed to hazards of ﬂame or electric arcs while working on or near energized lines or equipment  shall wear clothing consisting of natural ﬁbers (cotton, wool, silk) or approved ﬁre retardant clothing.

I. Flotation Devices
All contractor employees working on rivers, lakes, or similar impoundments shall wear approved life vests.

The Contractor is responsible for requiring the wearing of appropriate personal protective equipment in all operations where there is an exposure to hazardous conditions or where this part indicates the need for using such equipment to reduce the hazards to the employees.

III. House Keeping
Clean & orderly work areas encourage safe work habits. Good housekeeping helps prevent ﬁres.

OTP Rev 8.3.12	Page 5

Big Stone AQCS	Exhibit H Contractor Safety Policy

A. Tools and working materials should be stored in proper storage places.

B. Trash and scrap should be stored in correct containers.

C. Materials should be properly stored.

D. When working in buildings keep ﬂoors clear of tools and other materials that could cause trip hazards.

E. Hazardous materials shall be used, stored and disposed of in accordance with all government regulations.

IV. Motor Vehicles

Vehicles and mobile equipment are to be operated in a safe manner at all times only by trained qualiﬁed personnel.

A. The driver is responsible for the safety of all passengers and the stability of materials being transported.

B. All speed limits and traffic signs must be obeyed. Pedestrians always have the right of way.

C. Seat belts shall be used at all times. No one shall ride as a passenger on forklifts or other mobile equipment unless a safe passenger seat with a seat belt is provided.

V.  Tools and Equipment

A. Each tool or piece of equipment should be given a visual inspection before each use. Defective tools should be tagged immediately and not used until repaired.
1.	Tools and equipment must be in good condition and maintained in such condition.
2.	Only qualiﬁed persons are to use tools and equipment.
3.	Tools or guards are not to be altered.
4.	Tools are to be used only for their designed purpose.
5.	Personal tools are subject to inspection at anytime and regardless of ownership may be prohibited from use.
6.	Tools must not be used if guards are removed
B. Lifting and Rigging
1.	Know the proper use of all lifting , rigging, and load attachment devices.
2.	Never raise a load over people.
3.	Use tag lines to control a load.
4.	Know the weight of the load being lifted. Slings & other ﬁttings shall be of sufficient strength, proper type & safe for their intended use.
5.	Barricade area to prevent personnel from walking under the load.
C. Ladders and Scaffolds
1.	Use both hands when climbing a ladder. Hoist tools up after you reach your work position.
2.	Inspect ladder each time before climbing. Don’t use a ladder with any damage or contaminates that would make it slippery or un- safe to climb.
3.	Always tie off extension ladders to prevent them from falling.
4.	Scaffolds shall be equipped with mid-rails, handrails and toe boards.
5.	All standing scaffolding ( assembled in place ) must be approved by the contractor prior to use each day and shall be in accordance with 29CFR 196.451.
6.	Footings or anchorage for any scaffold shall be sound, rigid and capable of carrying the maximum load without settling or displacements.
7.	No unstable objects, such as concrete blocks, shall be used to support scaffolds or planks.
8.	Any weakened or damaged part of a scaffold shall be repaired or replaced immediately.
9.	All scaffold planking shall be free of knots and cracks and shall completely cover the work platform.
10.	Scaffold planks shall be laid tight, cleated at both ends or overlapped a minimum of 12 inches and nailed or bolted to prevent movement. Overlaps should occur directly above scaffold supports.
11.	Safe access shall be provided to the work platform on all scaffolding.
D. Special Equipment
1.	Contractor shall supply its employees with equipment that is safe to use and will be responsible for inspecting equipment before its use.
2.	Never exceed the limits or ratings of the equipment being used.

VI. Fire Protection

1.	Fire protection and emergency equipment must be kept free and clear from obstructions at all times. Fire hoses shall not be removed from their racks except for the purpose of extinguishing a ﬁre.

OTP Rev 8.3.12	Page 6

Big Stone AQCS	Exhibit H Contractor Safety Policy

2.
Otter Tail Power Company reserves the right to limit the use and amount of ﬂammable and combustible materials stored on site and designate speciﬁc areas or the site for storage of such materials. Storage shall be in proper containers as per 29 CFR 1926 Construction Standards, Subpart F.

3.
Flammable debris shall be placed in proper containers with covers and removed on a regular basis. The contractor is responsible for providing a sufficient number of the properly rated ﬁre extinguishers at each work site. Contractor employees shall be trained in the proper type and operation of ﬁre extinguishers prior to the start of each job.

VII. Fuel and Chemical Spills

Otter Tail Power Company shall be promptly notiﬁed of any fuel, chemical or hazardous substance spill. Clean up of spills shall be in accordance with Otter Tail Power Company, State and Federal regulations.

VIII. Welding and Cutting

1.	Only cables with insulated connectors are permitted. Cables running along walkways, doorways or in any work areas shall be grouped together and placed to one side.
2.	Welding cables or leads subject to damage shall be suspended or otherwise protected from hazards.
3.	Fire watch will be required while cutting and burning and until all glowing embers are extinguished.
4.	Welding and cutting operations shall be shielded by non-combustible or ﬂame-proof screens.
5.	All compressed gas cylinders shall be secured upright, kept in an approved storage area, and labeled.

IX. Conﬁned Space Entry

Conﬁned space refers to any space, which by design has limited openings for entry and exit and/or unfavorable, natural ventilation. Conﬁned spaces include but are not limited to storage tanks, boiler drums, transformers, ventilation and exhaust ducts, tunnels, underground vaults, and pipelines.
A. To enter a conﬁned space, the contractor shall use a conﬁned space entry permit System.
1. Testing will be done prior to the entry of any conﬁned space. Testing will be performed to detect the following;
●            Oxygen content
●            Flammable Vapors
●            Probable Toxic Gasses

2. All people engaged in work in a conﬁned space shall be instructed in as to the hazards involved, rescue and emergency procedures prior to beginning work on a project.

X. Work Area Protection

A. When work is conducted that could create a hazard from falling objects, obtrusions, openings, or displaced vehicle or personal traffic, work area protection should be used.
1.	Barricades should be used to call attention to a hazard and to protect people from the hazard.
2.	All personnel are not to enter barricaded areas unless they are required in the area and are aware of the hazards that exist.
3.	Signs, ﬂags, cones, and ﬂaggers shall be used when vehicle or pedestrian traffic is to be displaced or controlled.
4.	All traffic control shall be placed in accordance with the governing State and Federal laws that apply.
5.	Flaggers, when used, shall be trained before starting the job.

XI. Safe Working Practices near Energized Facilities

A. Purpose
This procedure provides instructions to prevent accidental contact with company owned energized equipment, lines, etc. per OSHA 29 CFR 1910.331 et.seq. by employees, non-employees, and personnel of contractors hired by the company.
B. Scope
During the course of business, persons not employed by Otter Tail Power Company, and lacking electrical experience (non-qualiﬁed persons) may need to enter or work near energized facilities. In order to prevent injury to such non-qualiﬁed persons, the following procedures apply, including any situation where exposure to energized facilities exists whether in a generating plant, a substation, or any other potentially hazardous location.
C. Qualiﬁed Personnel
A qualiﬁed person is one who is trained by work experience or education to be knowledgeable about the electrical equipment or facilities located where the work is to be performed and who understands the safety and health requirements for the situation.
Qualiﬁed persons shall be at minimum trained and familiar with the following;

OTP Rev 8.3.12	Page 7

Big Stone AQCS	Exhibit H Contractor Safety Policy

1.	The skills and techniques necessary to distinguish exposed live parts from other parts of electrical equipment.
2.	The skills and techniques necessary to determine the nominal voltage of exposed live parts
3.	The minimum approach distances required for the corresponding voltages to which the qualiﬁed person will be exposed, per the following table;

Phase to Ground Contact Voltages
50-300 Volts	Contact
480 Volts	1 ft.
2.4-12.5kv	2ft. 1 inch
13.8-24kv	2ft. 4 inch
41.6kv	2ft. 7 inch
69kv	3ft.
115kv	3ft. 2 inch
230kv	5ft. 3 inch
345kv	8ft. 6 inch

●	Only qualified persons may work on electrical circuits, parts or equipment which have not been de-energized, tested and grounded.

●	A qualiﬁed person must wear the proper insulating protective equipment that is properly tested and rated for the voltages being worked with.

●	A qualiﬁed person may have combined responsibilities provided the person is qualiﬁed to perform each responsibility; for example, a foreman of the job and responsible for site safety

●	A qualiﬁed person may be an Otter Tail Power Company employee, independent contractor, or an employee thereof.

●
A qualiﬁed person is responsible for preventing access by non-qualiﬁed persons or others to substations or areas where imminent danger may exist, unless and until speciﬁc instructions have been given to the non-qualiﬁed person indicating the danger present, and explicit instructions have been reasonably deemed to be understood. ( For example, they have been repeated back. )

●
A qualiﬁed person is responsible for installing or implementing adequate barriers, positive locking devices, or obvious warning signs, tapes, tags, etc., on any energized equipment within the proximity of work to be done, or for de-energizing and grounding equipment whenever possible for the purpose of protecting non-qualiﬁed persons from coming in contact with energized electrical sources or other harmful sources of energy.

D. Non-Qualiﬁed Personnel
1. Non-Qualiﬁed personnel shall be prevented from making contact with energized facilities by implementing the following actions:
●
Whenever non-qualiﬁed persons are to enter or engage in work which is in close proximity to energized facilities, the responsible Otter Tail Power Company employee shall designate a qualiﬁed person for each site to initiate, monitor and enforce safety and health practices.

●
When a non-qualiﬁed person is to work in an area containing exposed live parts or overhead lines, the location shall be such that the person and longest conductive object he or she may handle or contact will not come closer to any ungaurded energized part or line(s) than the following distances:

1) for voltages to ground 50 volts to 50kv -10 feet
2) for voltages to ground over 50kv - 13 feet

●	Non-qualiﬁed persons shall not be left alone in dangerous proximity to an energized facility.

●
When normally enclosed live parts are exposed for maintenance or repair, they shall be guarded by ropes, barricades, shields, etc., to protect non-qualified persons from coming in contact with the live parts.

●	Violation of this policy shall be grounds for termination of the job contract.

OTP Rev 8.3.12	Page 8

Big Stone AQCS	Exhibit H Contractor Safety Policy

XII. Excavating

1.	Excavations must comply with 29 CFR 1926.651.
2.	Sloping, shoring and bracing must be properly used to prevent the possibility of cave-ins.
3.	All trenches and excavations shall be properly barricaded or covered 2 feet back from the edge of the excavations to prevent persons and equipment from falling into the excavations.
4.	All walkways or ramps crossing over excavations shall be securely fastened and equipped with guardrails.
5.
Prior to any excavation or trenching, each contractor must notify their respective One Call Underground Facility location center to determine whether underground facilities (sewer, water, telephone, fuel, electric lines, etc.) may be encountered and where they are located.

6.	Excavations shall be inspected by competent Contractor personnel each day.
7.
All banks 5 feet high or more shall be sloped to the angle of repose (the greatest angle above the horizontal plane at which a material can lie without sliding ) or shall be adequately shored in accordance with 29 CFR 1926.652 (b).

8.	Ladders or steps shall be provided in all trenches 4 feet or more in depth. Ladders or steps shall be located to require no more than 25 feet of lateral travel before having access to an exit.
9.	Material excavated shall be stored at least 2 feet from the edge of the excavation or trench and shall be barricaded to prevent material from falling into the excavation.
10.	Hi-visibility clothing shall be worn when doing any excavating or earth moving.

XIII. Lockout / Tagout

●
A clearance is provided for the protection of individuals responsible for work being performed on an item or equipment that all sources of energy have been and will remain isolated. All hazardous energy isolation will be done in accordance with an approved lockout / tagout program.

●
All non-company personnel engaged in activities on company properties shall request and receive clearance through their Otter Tail Power Company representative. The responsibilities of those individuals authorized to receive clearance shall include verifying that an item of equipment is sufficiently cleared to allow work on the item to proceed safely and that timely release of the clearance will be given after the work has been completed.

XIV. Environmental Safety Policy

Otter Tail Power Company operates under Federal and State environmental agencies and abides by all of its regulations. Furthermore, Otter Tail Power Company is committed to protecting the environment and requires all onsite contractors to comply with the general rules described in this policy.  The contractor shall follow basic intentions of all the environmental work rules including but not limited to those found in this booklet.

1. Spills or Uncontrolled Discharges

A. No lubricant/ chemical/ compound, in any form, will be discharged from its original/ intended container onto plant grounds/ facilities or into storm water or treatment systems without direct permission from the Otter Tail Power Company project manager. (This includes signiﬁcant volumes of water.)

B. No lubricant/ chemical/ compound, in any form in any container, will be left unattended in any area where a potential exists for damage from activities (i.e., vehicle traffic, persons working, spillage, uncovered where rain/ snow will overﬂow, temperature extremes, etc.)

C. No lubricant/ chemical/ compound in any form, will be located where, if any container leakage or overﬂow occurs, the contents will enter the storm water or building treatment systems. Therefore, lubricants or chemicals onsite will be required to be stored properly in solid, well maintained containments which function properly (i.e. equipment engines, hydraulic systems, fuel systems, oil/ lube containers, chemical containers/ equipment.)

D. If a spill or leakage occurs, the Contractor shall contact the Otter Tail Power Company project manager immediately. The project manager will help assess and minimize the situation. DO NOT HESITATE to report difficulties or ask questions.

E. The Contractor is responsible for cleanup and reporting of spills originating from Contactor’s activities.

2. Hazardous Chemicals/ Regulated Materials

A. The Contractor shall comply with Federal, State, and Otter Tail Power Company regulations for disposal of hazardous chemicals and other regulated materials.

B. The Contractor shall remove all of its hazardous chemicals and regulated materials from Otter Tail Power Company property for proper management such as reuse at subsequent sites or approved disposal.

C. At no time shall the Contractor dispose of its hazardous chemicals or regulated materials in Otter Tail Power Company

OTP Rev 8.3.12	Page 9

Big Stone AQCS	Exhibit H Contractor Safety Policy

    dumpsters or waste facilities including empty containers of such waste without prior approval.

D. All chemical containment shall be leak proof.

3. Regulated materials include but are not limited to the following;

A. New or used oils or lubricants, including transformer oil.

B. Waste solvents- Including any liquid waste containing any amount of solvent.

C. Waste paints- Including paints and thinner waste from brush rinsing as well as sandblasting wastes or other surface penetration wastes.

D. Waste anti-freeze

E. Lubrication ﬁlters

F.  Aerosol containers

G. Batteries - Nicad batteries or lead-acid batteries

H. Pesticides and/ or their containers

4	Training - Contractors employees shall be trained in the safe and proper regulated material handling practices.

5
Chemical Inventory Program - Before bringing any chemicals onto Otter Tail Power Company property, Contractor shall submit a Material Safety Data Sheet of all chemicals by name and amount (pounds or gallons) that it plans to bring on site.

XV. Right to Know

The contractor shall be responsible for compliance with all current Right-to-Know Legislation. The contractor shall notify Otter Tail Power Company of the intended use of all hazardous materials, including but not limited under, OSHA 29 CFR 1910.1200 hazard communication. The contractor shall provide Otter Tail Power Company with all pertinent material safety data sheets prior to use or storage of materials on Otter Tail Power Company property.

A. The following areas need to be speciﬁcally covered by the contractor with all persons or employees involved on the worksite;
1.	Determining the hazards of chemicals.
2.	Providing Material Safety Data sheets.
3.	Proper labels and labeling on all containers.
4.	A written hazard communication program.
5.	Employee information training.

END OF SECTION

OTP Rev 8.3.12	Page 10

Notes Page:

Exhibit I

Insurance Requirements

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit I
Insurance Requirements

Prior to commencing Work, Contractor shall, at its sole expense, procure and maintain insurance of the types and in the amounts described below from insurer(s) authorized to transact business in the state where Work or operations will be performed by Contractor. Such insurance and required coverage in forms acceptable to Owners shall be placed with admitted insurers that maintain an A.M. Best’s rating of not less than A- VII, unless otherwise approved by the Owners. The insurance requirements described below shall be maintained uninterrupted for the duration of the Project, including any warranty periods, and shall protect Contractor, and others for whom and/or to whom contractor may be liable, for liabilities in connection with work performed by or on behalf of Contractor, its agents, representatives, employees or subcontractors.

Insurance Requirements:

1.
Commercial General and Umbrella Liability Insurance. Contractor shall maintain commercial general liability (“CGL”) and, if necessary, commercial umbrella insurance, with a limit of not less than $25,000,000 per occurrence, bodily injury or property damage liability; $25,000,000 per offense, personal and advertising injury liability; $25,000,000 products-completed operations aggregate; and $25,000,000 general aggregate applicable to claims other than products-completed operations. To the extent that Contractor’s CGL and any commercial umbrella insurance are subject to aggregate limits, the policy shall be endorsed so as to apply such aggregate limits separately to the Project.

Coverage afforded under Contractor’s CGL and any commercial umbrella insurance shall be provided on an occurrence basis and shall be subject to the terms of the Insurance Services Office (“ISO”) Commercial General Liability Coverage Form CG 0001, or a substitute form providing equivalent coverage. There shall be no limitations or exclusions of coverage beyond those contained in the standard coverage form and coverage shall include liability arising from premises, operations, independent contractors, products-completed operations including construction defect, contractual liability or personal injury and advertising injury.

Owners, their officers, directors and employees shall be included as additional insureds under Contractor’s CGL, and any commercial umbrella insurance, with respect to liabilities arising out of both the ongoing and completed operations of Contractor. Such additional insured coverage shall be subject to the terms of ISO additional insured endorsement forms CG 2010 (ongoing operations) and form CG 2037 (products-completed operations), or substitute form(s) providing equivalent coverage. Additional insured coverage afforded by Contractors CGL, and any commercial umbrella insurance, shall be primary and non-contributing with respect to any insurance or self-insurance available to Owners. Any other insurance or self-insurance maintained by Owners shall be excess of, and non-contributory with, the coverage afforded by Contractors CGL and commercial umbrella insurance, if any.

In addition to procuring and maintaining CGL, and any commercial umbrella insurance, for the duration of the contract, Contractor agrees to continue to procure and maintain the products-completed operations liability insurance coverage for a minimum of five (5) year(s) after the date that the Work is substantially complete. All terms and conditions of such coverage shall be maintained during this completed operations period, including the required coverage limits and the requirement to provide Owners with coverage as an additional insured for completed operations.

2.
Commercial Automobile and Umbrella Liability Insurance. Contractor shall maintain automobile liability and, if necessary, commercial umbrella insurance, with a limit of not less than $25,000,000 each accident. Such insurance shall cover liability for bodily injury and property damage arising from the use or operation of any auto, including those owned, hired or otherwise operated or used by or on behalf of Contractor. The coverage shall be subject to the terms of ISO Business Auto Coverage Form CA 0001 (1990 edition or later), or a substitute form providing equivalent coverage.

3.
Workers’ Compensation and Employers Liability Insurance. Contractor shall maintain workers’ compensation coverage providing statutory benefits. Contractor shall additionally maintain employers liability insurance, and if necessary, commercial umbrella insurance, with a limit of not less than: $25,000,000, bodily injury by accident - each accident; $25,000,000, bodily injury by disease-policy limit; and $25,000,000, bodily injury by disease each employee.

Where applicable, evidence of coverage shall be required for U.S. Longshore and Harborworkers Compensation, Maritime coverage and other unique exposures requiring endorsement of coverage.

4.
Contractors Pollution Liability Insurance. Contractor shall maintain contractors pollution liability coverage with a limit of not less than $5,000,000 per incident, $5,000,000 policy aggregate. Such coverage shall include clean up costs, defense costs and products and completed operations. Such policy shall name the Owners as additional insured with such coverage provided to the Owners to apply on a primary and non-contributory basis.

Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Contractor performs services on behalf of Owners and for a period of three (3) years thereafter.

5.
Pollution (Environmental) Liability Insurance. Required only if Contractor’s scope of services involves disposal of waste or hazardous materials off-site. Contractor shall maintain pollution (environmental) liability coverage with a limit of not less than: $5,000,000 per incident, $5,000,000 policy aggregate for hazardous waste disposal services, and $5,000,000 per incident, $5,000,000 for all other disposal facilities. Such coverage shall include clean up costs, defense costs and products and completed operations.

Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Contractor accepts or treats waste generated from Owner’s projects and for a period of three (3) years thereafter.

6.	Professional Liability Insurance. Contractor shall maintain professional liability coverage with a limit of not less than $2,000,000 each wrongful act, $2,000,000 policy aggregate.

Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Contractor performs professional services for Owners, and for an additional period of three (3) year after termination of this agreement or the last date such services are performed, whichever comes later. If Contractor’s scope of work includes environmental engineering or consulting, the terms of coverage shall not exclude environmental professional services.

7.	Watercraft Liability Insurance. If watercraft of any kind is used by the Contractor or Subcontractor, including: (i) bodily injury; (ii) property damage; and (iii) passenger liability.

	a.	Limit of Liability: Combined Single Limit (Bodily Injury and Property Damage), $1,000,000 each occurrence;
b.
Protection and Indemnity Insurance to include Jones Act crew coverage (or at least Maritime Employer’s Liability: MEL), collision, tower’s liability and wreck removal coverage, on a form providing coverage no less extensive than that afforded in the P & I SP-23 form (revised 1/56), including a pollution buy-back endorsement.

8.	Aircraft Liability Insurance. If aircraft of any kind is used by the Contractor or Subcontractor, including: (i) bodily injury; (ii) property damage; and (iii) passenger liability.

a.
Limit of Liability: Combined Single Limit (Bodily Injury and Property Damage and Passenger Liability), including hull physical damage insurance for the full replacement cost of each aircraft used in the work. Such Aircraft Liability and Hull Coverage shall include a waiver of subrogation against Owners and all others required by this Agreement to be additional insureds. $10,000,000 per occurrence.

9.	Property Insurance.

a.
Owners shall place and maintain, Builder’s Risk insurance for the full replacement cost of the Work, including the cost of materials supplied or installed by others, on an all-risk basis, including rigging and hoisting; ensuing loss resulting from deficiencies in materials, workmanship or design; theft; vandalism; malicious mischief; collapse; testing; falsework; and temporary buildings; subject to usual and customary exclusions. Sublimits may apply to such coverages as flood, terrorism, windstorm, earth movement, subsidence, debris removal, transit, off-site storage, and demolition occasioned by enforcement of any Applicable Law. Such insurance written on an all-risk or “special form” basis shall be maintained until final payment. Each Contractor shall be responsible for $250,000 per claim deductible under the Builder’s Risk policy if the loss is caused by the negligence of Contractor or Subcontractors of every tier or others for whose acts Subcontractor of every tier may be liable; otherwise Owners shall be responsible for the deductible.

b.
Owners, Contractor and Subcontractors shall cooperate with each other and jointly adjust and settle any loss insured under the Builder’s Risk insurance. Any loss shall be made payable to Owners who in turn shall pay to Contractor it’s just share of insurance proceeds received by Owners and the Contractor will refund the fair share of proceeds to the Subcontractor. Subcontractor shall pay its sub-subcontractors their just share of insurance proceeds received by Subcontractor from the Contractor. Each sub-subcontractor shall pay its sub-subcontractors their just share of insurance proceeds received by them, and by appropriate agreements, written if legally required for validity, shall require all sub-subcontractors and sub-subcontractors to make payments to their sub-subcontractors in similar manner.

	c.	Prior to the Effective Date of the Agreement, Owner has provided to Contractor a complete copy of the Builders Risk insurance policy for the Work.

Additional Provisions:

1.
Deductibles and Self-insured Retentions. The funding of deductibles and self-insured retentions maintained by Contractor shall be the sole responsibility of Contractor, including any amounts applicable to deductibles or self-insured retentions applicable to claims involving the Owners as an additional insured. Any self-insured retentions in excess of $500,000 must be declared to and approved by the Owners.

2.
Primary / Non-Contributing. Contractor’s required insurance coverage shall be primary insurance, and any insurance or self-insurance maintained by the Owners shall be excess of and non-contributory with Contractor’s insurance.

3.	Severability of Interest. Except with respect to the limits of insurance, Contractor’s required insurance shall apply separately to each insured or additional insured.

4.
Waiver of Subrogation. Contractor agrees to waive all rights of subrogation against the Owners and shall cause each of its subcontractors to waive all rights of subrogation against the Owners and Project Engineers, their agents and employees, as respects loss, damage, claims, suits or demands, howsoever caused:

	a.	To real or personal property, vehicles, equipment, tools, etc. owned, leased or used by Contractor or Contractor’s employees, agents or sub-subcontractors; and
b.
To the extent such loss, damage, claims, suits or demands are, or should be, afforded coverage by the Contractor’s required insurance or any other insurance (except professional liability to which this requirement does not apply) maintained by the Contractor. This waiver shall apply to all first party property, equipment, vehicle and workers compensation claims (unless prohibited under applicable state statutes), and all third party liability claims. This waiver shall apply to all deductibles, retentions or self-insured layers applicable to the required or any other insurance (except professional liability to which this requirement does not apply) maintained by the Contractor. If necessary, Contractor agrees to endorse the required insurance policies to permit waivers of subrogation in favor of Owners and Project Engineer as required hereunder. Contractor further agrees to hold harmless and indemnify Owners and Project Engineer for any loss or expense incurred as a result of Contractor’s failure to obtain such waivers of subrogation from the insurers.

5.
Notice of Cancellation / Material Change / Nonrenewal. Contractor’s insurance policies must contain a provision or endorsement that the coverage afforded will not be canceled, materially changed or renewal refused until at least 30 days prior Written Notice has been given to Owners and to each other additional insured to whom a certificate of insurance has been issued; provided, however, that a ten (10) day prior notice requirement may apply in the event of cancellation due to nonpayment of premium.

6.
Verification of Coverage. Prior to commencing Work, Contractor shall furnish Owners with certificate(s) of insurance executed by a duly authorized representative of each insurer, as evidence of compliance with the insurance requirements set forth above. Such certificates of insurance shall be accompanied by copies of endorsements evidencing coverage afforded to Owners as additional insured, and endorsements reflecting insurer’s concurrence with Contractor’s waiver of subrogation rights against Owners and Project Engineers. Renewal certificates are to be provided to the Owners prior to the expiration of the required insurance policies.

Certified copies of policies, including all policy endorsements, shall be furnished by Contractor within 15 days of written request by Owners.

The certificate(s) of insurance shall be subject to approval of Owners, but failure of Owners to request such certificate or other evidence of Contractor compliance with insurance requirements, or failure of Owners to identify deficiencies from evidence that is provided, shall in no way limit or relieve Contractor of its obligations to maintain such insurance.

7.
Subcontractors. All Subcontractors, once approved by the Owners, are subject to the same insurance requirements as Contractor with the exception of the Commercial Liability, Automobile Liability and Employers limits. Subcontractors required limits are outlined in the table below. Contractor shall cause each Subcontractor employed by Contractor to purchase and maintain such insurance. Upon request, Contractor shall furnish Owners with copies of certificates of insurance evidencing coverage for each Subcontractor.

Subcontractor shall voluntarily provide workers compensation coverage for proprietors, partners or others not statutorily required to maintain workers compensation insurance.

Contract Value	Insurance Limits
$1 to $1 Million	$2,000,000
$1 Million to $3 Million	$3,000,000
$3 Million to $5 Million	$5,000,000
More than $5 Million	$10,000,000

8.	Leased Employees. Use of leased employees by Contractor is expressly prohibited without Owner’s written permission. If permitted by Owners, Contractor shall:

	a.	Provide Owners with a complete copy of its Agreement with the Leasing Company;

b.
Require that Leasing Company provide workers’ compensation, employers liability and commercial general liability with coverage limits in amounts no less than Contractor insurance requirements for the same coverages.

	c.	Require that Leasing Company provide Alternate Employer Endorsement naming Owners as alternate employer on Leasing Company’s workers’ compensation policy.
	d.	Require that Leasing Company add Owners as an additional insured on its commercial general liability insurance policy, with primary/non-contributory wording.
	e.	Require that Leasing Company provide waiver of subrogation in favor of Owners on both Leasing Company’s workers’ compensation and commercial general liability insurance policies.
	f.	Provide Owners with a copy of the Leasing Company’s certificate of insurance, with endorsements, evidencing the required coverage.

9.
No Representation of Coverage Adequacy. In specifying minimum Contractor insurance requirements, Owners does not represent that such insurance is adequate to protect Contractor for loss, damage or liability arising from its work. Contractor is solely responsible to inform itself of types or amounts of insurance it may need beyond these requirements to protect itself.

The insurance requirements set forth in minimum amounts shall not be construed to relieve Contractor for liability in excess of such coverage, nor shall it preclude Owners from taking such other actions as is available to it under any other provision of the Subcontract. To the extent Contractor maintains insurance greater than these minimum requirements, Contractor agrees that such insurance shall be applicable to any of Contractor’s liability obligations hereunder.

Any acceptance of certificates of insurance by Owners shall in no way limit or relieve Contractor of its duties and responsibilities under this contract, including the duty to indemnify and hold harmless Owners.

10.
Compliance. Failure of Contractor to maintain the required insurance shall constitute a default under this contract and, at Owner’s option, shall allow Owners to terminate this contract for cause, withhold payment and/or purchase the required insurance at Contractor’s expense.

Exhibit J

Small Tools & Consumables List

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables

The following items are representative but not all inclusive of the small tools/equipment furnished by the Contractor under this Contract. Contractor, as a minimum, shall supply the tools listed below and all other tools/equipment with a replacement value of $1,500.00 or less required for its performance of the Work. The McMaster Carr catalog, latest edition, will be the basis for defining replacement value in the event of conflicts in pricing.

1	Adapters, Bench Punchlock
2	Adzes
3	Agitators, Paint Spray
4	Air Movers, Venturi, copus
5	Airline Oilers (for all air tools supplied by Contractor)
6	Allen Wrench (all required sizes)
7	Ammeters
8	Amprobes
9	Anvils
10	Arbors (for Hole Saw)
11	Augers
12	Awls
13	Axes
14	Bag Tying Tools
15	Banding Machine (packaging)
16	Banding Tool
17	Barrel Pins
18	Barrel Pins
19	Bars, Nail, Crow, Pinch, Wrecking
20	Battery Tester
21	Beader and Crimper, Hand
22	Bearing Scraper
23	Benders, Conduit Manual, tubing
24	Bevelers, Conduit, Pipe
25	Beveling Machines (12” and smaller)
26	Blenders, Electric, Hand
27	Blocks, Rubbing, Snatch, Tackle, Wire Rope
28	Blowpipes
29	Bobs, Plumbing
30	Bolt Cutters (all required sizes)
31	Braces, Hand Drilling
32	Brake, Sheet Metal (all required sizes)
33	Brand
34	Bricks, Rubbing
35	Buggie, Concrete (not power)
36	Bull pins
37	Burner, Prestolite, Weed, Lead
38	C-Clamps
39	Cable Clips, Electric (Temp), Welding, Wire Rope

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
40	Cable Splicer, Wire Rope Only
41	Cadweld Mold
42	Calipers
43	Carrier-timber
44	Carts, Bottle, Hand, Warehouse
45	Caulking, Irons, Guns
46	Cement Joining Finishing Tools
47	Cement Trowels, Hand
48	Chain (excludes permanent installation) (all required sizes)
49	Chainfalls
50	Chain Tongs
51	Chalk-Line Marking
52	Chipping Guns (All required sizes)
53	Chipping Hammer, Hand, Air, Electric (Air models include hose and oiler)
54	Chisels, Air, Hand (Air models include hose and oiler)
55	Chucks
56	Clamping Tools, Hose
57	Clamps, Pipe, Line-up, Welding, Wood, etc. (All sizes and types required)
58	Clippers, Inside, Outside
59	Come-A-Longs, (Up to and including 3 Ton with lift of 20’ or less)
60	Compactor, Air, Hand, Gas (Air models include hose and oiler) Concrete Floats, Hand
61	Concrete Floats, Hand
62	Coupon Tester
63	Creepers, Mechanic
64	Crimpers
65	Cutters, Belt, Gauge, Glass, Metal, Pins, Rolls (Pipe Cutters, Weed, Gasket, Bolt, Tubing, Wire, etc)
66	Cutter, Bolt-Jaws, Glass
67	Cutting Rigs
68	Cylinders, Hydraulic Jacking
69	Dial Test Indicator
70	Die Heads
71	Die Holders, Pipe, Bolt
72	Die Nuts (All required sizes)
73	Dies, Numerical, Alphabetical
74	Digger, Posthole
75	Digital Manometer Ris
76	Dividers
77	Dollie, Hand
78	Dolly, Rivet, Timber, Other
79	Drift Pins
80	Drill, Hand, Electric, Air (up to and including 1”), Air models include hose and oiler
81	Drill Sleeves
82	Drill Stand (Press)

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
83	Drop Light w/Guard – 50’
84	Drum Pumps
85	Electric, Extension Cords
86	Electric, GFI Boxes
87	Electro Pneumatic Calibrator
88	Embossing Tools
89	Etching Tools
90	Extensions, Wrench
91	Extractors, Screw, Pipe, Pin
92	Fans
93	Fastener Guns
94	Flange Spreader (14” and smaller)
95	Flaring Tools, Tubing
96	Flatters, Blacksmith
97	Floats, Bull
98	Forges, Blacksmith
99	Forks, Coke
100	Forks, Hay, Coke (all types)
101	Frequency Generator & Counter
102	Fullers, Blacksmith
103	Furnace Trimmer
104	Furnaces, Lead, Rivet
105	Gang Box
106	Gasket Cutters
107	Gauges, Screw, Hole, Paint, Dial, Drill Feelers, Wire, Tire, Thread, Center, Calibrated Test Gauges
108	Glass Cutters
109	Grinders, Air, Electric, Pencil, Straight, Angle, Bench (all required sizes) Air models shall include hose & oiler)
110	Grips, Cable, Wire
111	Guns, Grease, Caulking, Nailing, Air, Ramset
112	Hacksaw, Frames
113	Hammers, Hand, Claw, Sealing, Ball Peen, Sledge, Chipping
114	Hand Saws
115	Hardness Tester
116	Hatchets
117	Hats, Safety, Hard (w/ accessories)
118	Heat Guns (for Shrink Sleeves)
119	Heaters, Oil, Gas, Electric
120	Helmets, Welder
121	Hickeys, Conduit, Pipe
122	Hoe, Garden, Mortar
123	Hoist, Cable – 2 Ton and Less
124	Hooks, Packing, Timers, Cant, Plate, Grad, Sling, Plumber, Chain. Hoist. Etc.
125	Hose (Air and Water up to and including 1”) Drain hoses for pumps supplied by Contractor

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
126	Hose Twin Line Oxygen/Acetylene 50’ (all lengths required)
127	Hose, Inert Gas Purge
128	Hydrometer, Storage Battery
129	Impacts, Air, Electric (up to and including ¾” drive, including square and spline drive, all required sockets shall be included, Air models shall include hose & oiler)
130	Indicator, Axial Test
131	Iron, Soldering, Yarning, Caulking, etc.
132	Jacks, Hydraulic, Screw, Porta-Power, Flange, Automotive, Cable Reel, Line-up, etc.
133	Jig Saws
134	Knives, Draw, Putty, Linoleum, Hand, etc.
135	Knockout Punches
136	Ladders, Portable (any length or type required)
137	Lathes, Conduit
138	Lead Pots and Ladles
139	Letters/Numbers, Steel Marking
140	Levels, All
141	Line-up Clamps (any size or type required)
142	Machines, Numbering
143	Mallets
144	Mandrel (for Hole Saw)
145	Mattocks
146	Mauls
147	Megaphones, Powered
148	Meggers (Testing)
149	Micrometers
150	Mortar Boxes
151	Nibblers, Hand, Electric
152	Nippers
153	Ovens, Dry Rod
154	Patterns, Pipe Layout
155	Picks
156	Pike Poles, Lineman
157	Pins, Barrel, Chaining, Doweling, Drift, Flange, Line-up, Spreader Tie, Structural, Steel, Pins, Air & Water hose
158	Pipe Plugs, Plumber
159	Pipe Rollers
160	Pipe Stands
161	Planers, Carpenter
162	Pliers
163	Plumb Bobs
164	Points, Trammel Poles
165	Poles, Pipe
166	Porta-Power, Hydraulic (all sizes up to and including 10 Ton)

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
167	Pots, Fire, Lead, Tar
168	Prestolite Outfits
169	Pullers, Nail Wire, Wheel, Coupling
170	Pumps, Hand, Barrel, Hydraulic Testing – 3000#, Sump –1 1/2” Electric
171	Rakes, Asphalt, Garden
172	Ratchets
173	Reamers, Pipe
174	Reels, Tire Wire
175	Regulator & Gauges, Welding, Cutting, Purging, Testing, Oxygen, Acetylene, Nitrogen, etc.
176	Rivet Sets
177	Rivets, Guns, Buster, Bucket & Tongs
178	Rod Box
179	Rods, Line, Level
180	Roto Hammers
181	RTD Calibrator Gen Resistance
182	Rules, Folding
183	Runner, Lead Joint
184	Safety Glasses
185	Safety Harness
186	Safety Shoes
187	Sanders, Electric, Portable, Air (Air models shall include hose and oiler)
188	Saws, Hand Held, Manual & Power, Worm Drive, Bow, Chain, Chop, Circular, Crosscut, Cut-off, Sawsall, Port-a-Band, Reciprocating, Air Hacksaw etc. (Air models shall include hose & oiler)
189	Scales, Architect, Engineers
190	Scoops, Hand, Gravel, Sand Scrappers, All
191	Screwdrivers, Hand, Power, Impact
192	Scribes
193	Scythes
194	Shackles, 1’ and less
195	Shafts, Power Mule
196	Sharp Shooters
197	Sheaves, Wood, Iron Shovels
198	Sidecutters
199	Snips, Tin
200	Sockets, Ratchet, Impact
201	Soldering Iron
202	Soot Guns
203	Spades
204	Spikes, Marlin
205	Spoons, Digging
206	Squares
207	Staplers, Carpenter
208	Stamps

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
209	Stencil, All
210	Straightedges
211	Strapping Tool
212	Stripper, Wire
213	Surveying Equipment, Rods, Chains
214	Tachometer
215	Tapes, Measuring
216	Taper
217	Tester, Battery, Anti-freeze
218	Thermocouple Calibrator Transmation Analocic
219	Threader, Rigid 535, Pipe Dies & Segments 1/2” - 2”
220	Tig Rig
221	Tinsnips
222	Tire Pumps
223	Tongs
224	Tool Boxes
225	Torches, Cutting, Blow, Gas, Welding, Heating, Oxygen/Acetylene, etc.
226	Trammel Point
227	Trowels
228	Trolleys
229	Trucks, Elephant, Rubber
230	Trucks, Hand
231	Tubing Bender, Cutter
232	Turnbuckles
233	Twister, Wire
234	Umbrellas, Equipment, Welder, Construction
235	Vacuum-Wet/Dry
236	Vibrator, Air, Electric (Air models shall include hose & oilers)
237	Vice, Machine, Tripod, Bench, etc.
238	Volt-Ohm-Meter
239	Wagon Drill Bits
240	Water Cooler, 5-10 Gal
241	Wedge Anchor, Various Sizes
242	Welding Equipment, Torches, Regulators, Gauges
243	Welding Supplies, Goggles, Lighters, Jackets, Sleeves, Body Protectors, Wrenches for Bottles
244	Wheelbarrows
245	Winches, Hand, Crab Z
246	Wire Marking Machine
247	Wire Twisters
248	Work-light w/Stand, Halogen
249	Wrap-Around (all sizes required)
250	Wrecking Bars

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
251	Wrenches-Allen, Adjustable, Combination, Crescent, Socket, Spud, Strap, Strike, Structural, Pipe, Ratchet, Torque, etc.
Consumables List:
The following items are representative but not all inclusive of the consumable supplies furnished by the Contractor as required for the performance of the Work under this Contract.
252	Abrasives (includes all types of sanding or grinding materials, handheld or tool driven)
253	Absorbents-dryers
254	Adhesives (excludes permanent application)
255	Badges
256	Bags, Polypropelon, 25 -50#
257	Bags, Tool/Bolt, Canvas
258	Bags, Trash, Water,. Canvas, Plastic, Ziploc-permit bags
259	Banding Material w/Buckles (up to and including 3/4” CS & SS)
260	Bands, Safety Hat
261	Barrels, Water or Trash
262	Batteries, Dry Cell, AAA-D (Contractor equipment only)
263	Belting, Belt Dressing
264	Bins, Trash, Wire, Stencil, etc.
265	Bits (all sizes for tools supplied by Contractor under Small Tools List unless specifically excepted)
266	Blades, Saw (all sizes for tools supplied by Contractor)
267	Blades, Razor
268	Boots, Rubber (excludes personnel protective equipment associated with acid and chemical work)
269	Brass Tags
270	Brazing rod or wire
271	Brooms, Horsehair 24” - 36”, Push, Scrub, Sweeping,
272	Brushes, Paint, Dope, wire (CS and SS)
273	Buckets
274	Bulbs (Contractor equipment only)
275	Can, Gasoline, Water, Oil, Spray
276	Canvas (tarps)
277	Carborundum, Blocks, Stones, Wheels
278	Caution Tape
279	Chalk, Line & Bunting
280	Chamois
281	Chaulk, Containers, Strings, Refills
282	Chisels, Cold, All Sizes
283	Clamps, Cable Hose, Tool, Wire Rope, Welding grounds
284	Cleaners, Tip
285	Cleaning Compound
286	Cleaner, Electra-Clean, Blue Shower, Gasket Remover
287	Cleaning supplies (janitorial)
288	Clips, Wire Rope (all sizes for Contractor equipment only)

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
289	Cloth, Emery, Straining
290	Compound (brazing, grinding)
291	Concrete saw blades
292	Connectors, Cord, Cotter Pins
293	Cords, Extension
294	Crayon, Marking
295	Cups, Drinking (cone and Styrofoam)
296	Cutter Wheels, Hand, Pipe & Tube, Rigid 535, Threading Dies (all sizes for tools supplied by Contractor under Small Tools List)
297	Cutting Oil, Compound
298	Cutting, Fluid, Goggles, Acetylene Tips
299	Degreasers
300	Dies (Contractor equipment only) Dippers
301	Discs, Cutting (all sizes for tools supplied by Contractor under Small Tools List, excludes 10” and greater)
302	Dope (pipe)
303	Drinking cups
304	Drill Bits (all sizes for tools supplied by Contractor under Small Tools List)
305	Drop cloth
306	Drum, Faucets, 55 Gal, Trash
307	Ear Plugs, Corded & Un-Corded
308	Electrode Holders
309	Electrolyte (excludes Gator Aid and similar products)
310	Emery Cloth
311	Envelopes
312	Expanders, Tube Rolls & Mandrels (up to and including 3”)
313	Extractors, Screw
314	Eye protection (safety glasses, splash goggles)
315	Face shields
316	Fastners (excludes items for permanent application)
317	Files, All Sizes & Types
318	Filters (excludes portable water filters)
319	Fire extinguishers & Replacement Contents
320	Fire resistant clothing (including cleaning, maintenance)
321	First Aid Supplies
322	Fittings, Alemite & Hose
323	Flagging
324	Flashlights (including batteries)
325	Flints & Flint Lighter
326	Fluids (cleaning)
327	Flux, Brasing, Solder
328	Form Ties
329	Funnels
330	Flares

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
331	Fuses
332	Gaskets, Hose
333	Glass, Goggles & Welding Helmets
334	Gloves, Rubber, Special (excludes chemical & acid handling), Kevlar, Tig, Welding
335	Goggles, Chipping & Welding
336	Graphite
337	Grease (for Contractor equipment)
338	Grinding Compound
339	Grinding Wheels (all sizes for tools supplied by Contractor under Small Tools List)
340	Handles, Tool
341	Hasps
342	Hearing Protection Devices
343	Heater, Space
344	Heli-arc parts
345	Helmets
346	Hinges
347	Holders, electrode
348	Hole saws
349	Hoods, Welders, Blasting
350	Hooks
351	Utility Hoses, Water, and Air, Oxygen, Acetylene, Inert Purge (excludes Air & Water greater than 1” and greater
352	Hose, Adapters, Clamps
353	Hose, welding tail
354	Ice
355	Insecticides
356	Jaws (pipecutter, wrench)
357	Keys
358	Knives, Putty, Utility w/Blades, roofing
359	Latches
360	Lashing,
361	Lead (bell & spigot, flashing)
362	Lens, Goggles and Helmets
363	Letters & Figures, Steel
364	Levels (all types)
365	Lighters, Torch
366	Line, Masons
367	Lubricants, Lube Oil (including WD-40)
368	Lugs
369	Mandrels, Tube Rolling (up to and including 3”)
370	Masking Tape
371	Menders, Hose
372	Mirrors
373	Moll Points

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
374	Markers Valve Action Paint (White, Yellow, Black)
375	Mops
376	Nails (includes all temporary facilities and excludes permanent application)
377	Napkins (janitorial supplies)
378	Nibbler blades
379	Nipples, Hose
380	Nozzles
381	Oakum
382	Oils, Cutting, Lube, Diesel
383	Padlocks (for general tool & facility only, excludes Lock/Tag-Out)
384	Pails
385	Paint Brushes
386	Paint Spray Respirators
387	Paper, Abrasives, Sand, etc.
388	Paper towels (janitorial supplies)
389	Patterns
390	Personal Protection Equipment (excludes acid and/or chemical work)
391	Pin, Drift
392	Pipe Compound
393	Pulleys
394	Punches
395	Rags (including lint free)
396	Rain Gear, Hats, Coats, Pants
397	Rakes
398	Rasps
399	Reinforced plastic covering
400	Respirators (3M Dust Mask & Air Purifying ½ Mask) (includes Disposable Cartridges) Rigging Hooks
401	Rock salt (de-icers) for Contractor trailer areas (& vehicle de-icers)
402	Rope, Sisal, Manila, Wire, etc.
403	Rubbing Stone
404	Rules
405	Safety Belts & Harness
406	Safety Glasses & Goggles
407	Safety Hard Hats
408	Salt, Tablets
409	Sandblast Nozzles
410	Sandpaper (includes all sizes and types of sanding materials, handheld or tool driven)
411	Shims, Shim-stock (excludes permanent application)
412	Scrapers
413	Shuts, Cold
414
Slings, Wire Rope, Rope, Cloth, Nylon (Wire Rope Sling, excludes greater than ½” and specialty item spreaders with hooks or 4-way spreaders. Nylon Sling, excludes greater than 3” flat and greater than 1” round and specialty items)

415	Soapstone

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit J CONTRACTOR’S	Big Stone Plant Unit 1
SMALL TOOLS AND	General Work Contract
CONSUMABLES LIST	RFP No. B-7808

Item	Small Tools and Consumables
416	Solder
417	Solvents & Cleaning Fluids
418	Specialized personal protective clothing/equipment
419	Stakes
420	Steel Wool
421	Stencils, Painting, lettering and numerical
422	Sweat Bands
423	Sweeping Compound
424	Tags (excludes lock-out/tag-out, scaffold, permit associated and tie-ins)
425	Tape, Measuring, Friction, Masking and Scotch 33 (excludes all other tapes associated with electrical work, splice kits and termination kits)
426	Taps, Bolt (up to and including 2”)
427	Tarpaulins (excludes covering dirt and Company equipment)
428	Tempil Sticks
429	Thimbles, Wire Rope
430	Tie wire
431	Time cards
432	Tip cleaners
433	Tips, Cutting Torch & Welding (including cups and collars), accessories
434	Toilet paper (janitorial supplies)
435	Tool Boxes, Bins, job box
436	Tool Steel
437	Towels
438	Tungsten electrodes
439	Twine
440	Visqueen, including fire retardant (excludes covering dirt and Company equipment)
441	Washers
442	Water Cans
443	Water soluble paper & tape
444	Wedges
445	Welding Electrodes (excludes alloy rods)
446	Welding gloves
447	Welding hoods
448	Welding jackets
449	Welding rod (excludes alloy)
450	Welding wire (excludes alloy)
451	Wheels, Grinding, Cutting, Emery, Wire (all sizes for tools supplied by Contractor under
452	Small Tools List, excludes 10” and greater) Welding Lead
453	Wicks, Lantern
454	Wire, Construction including #9 Wire (excludes Permanent Application)
455	Wool, Steel, Lead

B-Form B-7808 Proposal Information Form K File No. 7.06

Exhibit K

Key Personnel

Otter Tail Power Company
Big Stone Plant Unit 1

The Contractor shall furnish competent, knowledgeable and experienced personnel on the project to perform key leadership roles in the Contractor’s construction project management organization.  Key leadership roles may be described as follows:

PROJECT MANAGER/EXECUTIVE SPONSOR

After commencement of the Work, Contractor shall designate a representative to attend meetings as reasonably required by Owners or its representatives to review and discuss the progress of the Work.

Construction Site Manager / Project Manager (Contractor’s Representative)

[**] has been assigned as Contractor’s Project Manager for the execution of this Agreement, including the issue of notices and all communications.  The Project Manager shall be responsible for the implementation and management of all activities required for successful completion of the Work.  Contractor shall at all times insure that the Project Manager is provided with resources that are appropriate and adequate to ensure completion in accordance with Owners’ requirements, by the agreed upon date. Project Manager’s contact information is as follows:

[**]

Project Executive Sponsor

Contractor hereby appoints [**] as Executive Sponsor of this Agreement. The Executive Sponsor shall remain aware of Contractor’s obligations and performance under this Purchase Order and shall be available at all reasonable times to Owners’ management representatives for consultation as required.  Project Executive Sponsor’s contact information is as follows:

[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

General Superintendent
Contractor hereby appoints [**] as General Superintendent for this Agreement.  General Superintendent’s contact information is as follows:

[**]

Job Superintendent – Ironworkers

Contractor hereby appoints [**] as Job Superintendent for this Agreement.  General Superintendent’s contact information is as follows:

[**]

Job Superintendent – Boilermakers

Contractor hereby appoints [**] as Job Superintendent for this Agreement.  General Superintendent’s contact information is as follows:

[**]

Assistant Project Manager / Coordinator

Contractor hereby appoints [**] as Assistant Project Manager for this Agreement. Assistant PM’s contact information is as follows:

[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Project Engineer

Contractor hereby appoints [**] as Project Engineer for this Agreement. Project Engineer’s contact information is as follows:

[**]

Cost and Schedule Controls Manager

Contractor hereby appoints [**] as Cost and Schedule Controls Manager for this Agreement.  Cost and Schedule Controls Manager’s contact information is as follows:

[**]

Quality Assurance and Control Manager

Contractor hereby appoints [**] as Quality Assurance and Control Manager for this Agreement.  Quality Assurance and Control Manager’s contact information is as follows:

[**]

Safety Manager
Contractor hereby appoints [**] as Safety Manager for this Agreement. Safety Manager’s contact information is as follows:

[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

[**]

The Contractor shall identify the key leadership individuals and provide resumes to the Owner in their proposal for review and acceptance.  After the Contract award date, the Contractor shall not substitute another individual for these key leadership positions at any time without prior approval from the Owner.

Contractor substitutions for key leadership positions must be requested at least 3 months in advance of the substitution date.

Contractor key leadership substitutions are required to be of equal or greater level of experience as determined by the Owner’s review of the substitute’s resume.  The Owner shall have the right to conduct a face to face interview of any key leadership substitution.

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

Exhibit L

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit M

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit N

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit O

Owners Provided Items

Electric Power – will be provided by Owners per locations in Exhibit B Specification B -7808 Section 015250 item 102.

Potable Water Source – will be provided on first floor of Big Stone Plant.  A single location with 50 lbs of pressure provided via a 1.5” water line.  Up to 2,500 gallons per day will be made available to Contractor.  Details in Exhibit B Specification B-7808 Section 015250 item 104.

Exhibit P

Owner Obtained Permits

1.	Air Quality Control System Construction Permit.
2.	Grant County Building Permit.
3.	Solid Waste Permit – Approval of closure of east lime sludge pond 7/11/12.

Exhibit Q

[Reserved]

Otter Tail Power Company
Big Stone Plant Unit 1

Exhibit R

Contractors’ Craft Labor Rates

GRAYCOR INDUSTRIAL CONSTRUCTORS LABOR RATES

CRAFT		Taxable	Fringes	Liability	Payroll	Small	TOTAL	Taxable	Fringes	Liability	Payroll	Small	TOTAL	Taxable	Fringes	Liability	Payroll	Small	TOTAL
		Wage	Industry	Workers	Taxes	Tools		Wage	Industry	Workers	Taxes	Tools		Wage	Industry	Workers	Taxes	Tools
			Funds,	Comp.					Funds,	Comp.					Funds,	Comp.
Boilermakers	Foreman	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Journeyma	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Carpenters	Foreman	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Journeyma	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Cem. Mason	Foreman	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Journeyma	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Ironworkers	Foreman	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Journeyma	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Laborers	Foreman	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Journeyma	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Millwrights	Foreman	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	Journeyma	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Operators		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Teamsters		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

FPD Power Development
Labor Billing Rates
Ottertail Power
Big Stone

Electricians	IBEW 426

General
	Foreman	Foreman	Journeyman	Apprentice
St. time	[**]	[**]	[**]	[**]
over 8 hrs and Sat	[**]	[**]	[**]	[**]
Sunday and Holiday	[**]	[**]	[**]	[**]

Liability &
	Taxable	Fringes	Workers	Payroll	Travel	Small Tools
St. Time Breakout	wage		Compensation	Taxes
General Foreman	[**]	[**]	[**]	[**]	[**]	[**]
Foreman	[**]	[**]	[**]	[**]	[**]	[**]
Journeyman	[**]	[**]	[**]	[**]	[**]	[**]
Appentice	[**]	[**]	[**]	[**]	[**]	[**]

Liability &
Over 8 hrs and	Taxable	Fringes	Workers	Payroll	Travel	Small Tools
Sat Breakout	wage		Compensation	Taxes
General Foreman	[**]	[**]	[**]	[**]	[**]	[**]
Foreman	[**]	[**]	[**]	[**]	[**]	[**]
Journeyman	[**]	[**]	[**]	[**]	[**]	[**]
Appentice	[**]	[**]	[**]	[**]	[**]	[**]

Liability &
Sunday and	Taxable	Fringes	Workers	Payroll	Travel	Small Tools
Holiday Breakout	wage		Compensation	Taxes
General Foreman	[**]	[**]	[**]	[**]	[**]	[**]
Foreman	[**]	[**]	[**]	[**]	[**]	[**]
Journeyman	[**]	[**]	[**]	[**]	[**]	[**]
Appentice	[**]	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

South Dakota							Scaffolding
2014 Schedule							Safeway
Labor Rates			14%	15.15%	Safety &		Materials
Pipefitters300	Base Wage	Fringes	Liability & WC	Payroll Taxes	Travel	Small tools	3 Sector less	Perdium	Total Rate
Journeyman ST	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Journeyman OT	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Journeyman DT	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Foreman ST	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Foreman OT	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
Foreman DT	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

[**]        Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended

EXHIBIT S-1

Job Site Description

Sludge Pond
Parking Lot 1
Parking Lot 2
Main Lay Down Area
Borrow Area
Stock Pile
Poet Biorefining
144th St
144th St
Co Hwy 2
144th St
484th Ave
484th Ave
Truck Parking

EXHIBIT S-2

BIG STONE SITE DESCRIPTION

Owners:
Otter Tail Power Company, as agent for the Owners of the Big Stone Plant, (Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., NorthWestern Corporation, d/b/a NorthWestern Energy, and Otter Tail Power Company), hereafter “Owners.”

Owners Engineer:	Sargent & Lundy L.L.C. (S&L)

Project Name:	Big Stone Plant Unit 1 AQCS Project (Big Stone Plant AQCS)

Project Location:	The Big Stone Plant is located near the South Dakota-Minnesota State Line and is approximately 10 miles Northeast of Milbank, South Dakota.

Big Stone Address:	48450 144th Street, Big Stone City, SD 57216

Exhibit S-3

Big Stone Site Restrictions

The Following areas at the Big Stone Site have Restricted Access:

●	Control Room
●	Relay Room
●	Battery Rooms
●	PBX room in admin office
●	Sub Station

Big Stone NERC Security Coordinator:  DJ Hagerty Supervisor Electrical x6367

EXHIBIT S-4

Contractor Health & Safety Plan Requirements and Expectations

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

Contractor Health & Safety Plan Requirements and Expectations

Welcome to Otter Tail Power Company
We are an industry leader in Safety and Health. Our Safety policies and rules are based on the premise that Safety of employees, contractors and customers is of primary importance. Contractors must be committed to safe working practices, maintaining property and equipment in safe working condition and requiring compliance with all applicable safety rules

Otter Tail Power Company personnel have the right and responsibility to shut down any job where an unsafe condition, procedure or act is observed. The job can not resume until corrections have been made. If corrections are not made, Otter Tail Power Company has the right to terminate the job contract and the Contractor and the Contractors employees will be asked to leave the job site.

101.	GENERAL REQUIRMENTS

101.1
This document covers the administrative and procedural requirements for the construction Contractor Site Specific Health and Safety Plan (SSHP) to be implemented under the Project Safety Program and consistent with the requirements of Exhibit H – Contractor Safety Policy.

101.2
In the absence of a Otter Tail Power provided Project Safety Program the Contractor SSHP will be recognized by all project participants and implemented as the governing Project Safety Program document.

101.3
The objective of this document is to provide the minimum standard of safety that shall be used while work is being performed on the Project site. The Contractor is encouraged to exceed these standards as they prepare and execute their SSHP.

101.4
Each Contractor shall be responsible for the creation, implementation and maintaining of its own written Contractor SSHP designed to prevent its employees from working under conditions which are unsanitary or dangerous to safety and health.

a.
Each Contractor who engages Subcontractors to perform any portion of its Work at the Project site shall require each such Subcontractor to create a SSHP subject to the requirements of the Contractor’s Contract for the Work (“Subcontractor SSHP”).

b.	Contractors shall be responsible for the compliance of their Subcontractors’ SSHP with the Project Safety Program.

101.5
Contractor’s and Subcontractor’s SSHPs shall conform to the requirements of the contract, meet the minimum applicable requirements of the Occupational Safety and Health Act of 1970 as amended, and be at least as stringent as the Otter Tail Power’s Safety Requirements.

101.6
Surveillances, oversight and audits of the Contractor’s SSHP may be performed by Otter Tail Power or Otter Tail Power’s authorized representative to verify compliance with required regulations, Otter Tail Power requirements and contractor’s safety program. These reviews do not relieve Contractor of responsibility for compliance with the Contract Documents and regulatory requirements.

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

101.7
The Contractor is responsible to assure that any activities sub-contracted to lower-tier constructors or agencies are contractually “passed-down” and the Contractor shall assure that their sub-tier entities follow these requirements.

101.8	The contractor shall maintain timely and accurate OSHA required documentation at the site office.

102.	RESPONSIBILITIES

102.1
The Contractors shall be responsible for the safety and health of all persons and property affected by the Contractor’s performance of their work, including work performed by their own Subcontractors of every tier (“Subcontractors”). This requirement shall apply continuously during the entire contract period and shall not be limited solely to normal working hours.

102.2
Each Contractor shall designate not less than one qualified Contractor Safety Representative for each 50 employees (or portion thereof) it has working at the Project site. Such Contractor Safety Representative shall meet at a minimum the following qualifications:

a.
The Contractor Safety Representative shall have a minimum of five (5) years experience in construction safety, shall possess the OSHA 30-Hour Construction Safety Outreach Training certification, and shall hold a current certification in First Aid and CPR. The Contractor shall submit the resume of the Contractor Safety Representative, to Otter Tail Power or Otter Tail Power’s authorized representative for review and acceptance prior to commencement of construction operations.

b.
Contractor shall provide Otter Tail Power or Otter Tail Power’s authorized representative with the resumes of each proposed Safety Representative(s). While Otter Tail Power may not designate an individual or individuals to perform this role, qualifications and satisfactory work experience for these individuals will be reviewed by and evidenced as acceptable by Otter Tail Power or Otter Tail Power’s authorized representative.

c.	The qualified safety representative(s) shall be responsible for the administration of the Contractors’ SSHP.

d.
Contractor Safety Representative shall be on-site on a full-time basis from the time of mobilization onto the Project through the completion of the final punchlist. This person may hold no other duties. Coverage shall be provided during all Project activities, including after-hours work and weekends.

102.3
In the absence of the Contractor Safety Representative (e.g. vacation sick leave, short term, not to exceed two weeks) the Contractor shall assign an Assistant Safety Representative full time whenever work is in progress. The Assistant Safety Representative’s qualifications must be submitted and accepted by Otter Tail Power or Otter Tail Power’s authorized representative prior to his/her assuming the position.

103.	REFERENCE DOCUMENTS

103.1
Standards, specifications, manuals, codes and other publications of nationally recognized organizations and associations are referenced herein. Methods, equipment and materials specified herein shall comply with the specified and applicable portions of the referenced documents indicated in the contract specifications, in addition to federal, state or local regulations having jurisdiction. References to these documents are to the latest issue date of each document, unless otherwise indicated, together with the applicable additions, addenda, amendments, supplements, thereto, in effect as of the date indicated in the contract specifications.

a.	ANSI – American National Standards Institute

b.	API – American Petroleum Institute

c.	ASCE – American Society of Civil Engineers

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

d.	ASME – American Society of Mechanical Engineers

e.	ASSE – American Society of Safety Engineers

f.	ASTM – ASTM International

g.	AWS – American Welding Society

h.	CGA – Compressed Gas Association

i.	MSHA – Mine Safety and Health Administration

j.	NEC – National Electrical Code

k.	NFPA – National Fire Protection Association

l.	NIOSH – National Institute for Occupational Health and Safety

m.	OSHA – Occupational Safety and Health Administration

104.	SUBMITTALS

104.1	Submit the following documents for review in accordance with the submittal requirements of the contract specifications, and as follows:

a.
Contractor Site Specific Safety and Health Plan (SSHP)

Within two (2) weeks after award of contract or as defined elsewhere under Drawings/Data submittal requirements, the Contractor SSHP shall be submitted for review and acceptance as applicable.

b.
Subcontractor Site Specific Safety and Health Plans (Sub-contractor SSHP)

Within (2) weeks of the award of a subcontract, Subcontractor shall provide to the Contractor, the Subcontractor’s Site Specific Safety and Health Plan (SSHP) for review and acceptance by Otter Tail Power or Otter Tail Power’s authorized representative.

b1.	Contractor shall be responsible for determining if Subcontractor SSHP complies with the requirements of this Document.

b2.
A copy of the accepted Subcontractor’s SSHP shall be provided by the Contractor to Otter Tail Power or Otter Tail Power’s authorized representative before a Subcontractor begins work on the Project site.

105.	GENERAL SAFETY AND HEALTH PLAN PROVISIONS

105.1	The Contractor SSHP shall specify the health and safety requirements to provide for the safety and health of their workers and others and for the protection of property.

105.2	Otter Tail Power’s applicable Safety and Health requirements may be required to be taken into consideration in the development of Contractor’s SSHP.

105.3
Contractor shall be responsible for the safety and health of all persons and property affected by Contractor‘s performance of their work, including work performed by their Subcontractors of every tier. This requirement shall apply continuously during the entire contract period. Contractor shall resolve any comments with respect to the implementation of the SSHP to Otter Tail Power’s satisfaction, post-award.

105.4
Contractor SSHP must establish performance expectations and clearly state the roles, responsibilities and requirements for management, supervisors, and individual workers within Contractor’s organization. The Subcontractor SSHP shall, at a minimum, comply with Contractor’s performance expectations. All SSHPs shall include any additional performance expectations established by Otter Tail Power.

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

105.5
Otter Tail Power and Otter Tail Power’s authorized representatives are not responsible for the adequacy or effectiveness of the Contractor (or Subcontractor) SSHP as the Contractor (or Subcontractor) is necessarily the expert in the safety and health requirements for its work.

105.6	Acceptance of Contractor’s SSHP does not relieve the Contractor of any of their obligations for safety and health under their contract with Otter Tail Power or as provided by law.

105.7	The Contractor must advise Otter Tail Power or Otter Tail Power’s authorized representative of any unique hazards of the contract work or any other hazards found as a result of contract work.

The notification of the Contractor should be documented and followed up on until the hazard is controlled or resolved.

105.8	The Contractor’s accepted SSHP shall demonstrate:

a.	The Contractor’s management commitment to protecting the health and safety of its employees.

b.	That Compliance with OSHA (regulatory) is achieved.

c.	That procedural requirements and commitments for the anticipated scope of work are met.

105.9	Specifically, the Contractor SSHP shall include at a minimum the following elements: (Note it may be possible to group & consolidate some of these following elements)

a.	The SSHP is endorsed by the highest level of management.

b.	The organizational management roles and responsibility for implementation and enforcement of safety requirements are clearly defined.

c.	The qualifications, roles and responsibilities of the Contractor’s safety personnel are clearly defined.

d.	Contractor and each Subcontractor organization provides a minimum of one Contractor Safety Representative for each 50 (or portion thereof) workers it has at the Project site. Refer to Section 102.2.

e.	The method by which training procedures are utilized by the Contractor for initial training, ongoing training and task specific safety training is provided to workers.

f.	The method by which workers will be trained and supervised to ensure understanding of the safety requirements of the Project and instructions for their specific work activity.

g.	The Contractor develops and implements a safety orientation for all of Contractor’s and Subcontractor’s workers as well as all visitors to the Project site.

h.	The Contractor shall utilize Job Hazard Analysis on all work operations, job safety briefings, and daily task analysis.

i.	The Contractor prevents the working or using of machinery, equipment or tools unless the worker has received specific safety training for the activity.

j.	The Contractor provides the means of communicating management expectations and information, including weekly toolbox meetings, confirming attendance at safety meetings.

k.	Employee involvement in decision making, problem solving, and expressing concerns is included in the SSHP.

l.	Management job descriptions include safety and health responsibilities for all workers.

m.	Contractor’s discipline policy is clearly defined, including the responsibility for enforcement.

n.	Supervisors are responsible for safety performance.

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

o.	Regular inspections of work activities and equipment are performed and documented of site conditions, and any non-conformance issues observed.

p.	Assessments of Subcontractor work activities and equipment are performed and documented.

q.	Subcontractor qualifications, expectations, and monitoring are regularly communicated.

r.	Hazard Identification, Prevention and Control

105.10	Safe Work Procedures

Contractor shall include Safe Work Procedures in their SSHP as necessary to perform the work in compliance with this specification and applicable Federal, State and Local requirements. The procedures should include but not be limited to the following:

a.	Confined space work that complies, at a minimum, with OSHA Regulation 29 CFR 1910.146.

b.	Hazard Communications program that complies, at a minimum, with OSHA Regulations 29 CFR 1926.59 and 29 CFR 1910.1200.

b1.
Contractor shall notify Otter Tail Power or Otter Tail Power’s authorized representative of hazardous materials to be brought onto the Project site. Copies of MSDS shall be provided to the Otter Tail Power or Otter Tail Power’s authorized representative. Usage of hazardous materials must be reported to Otter Tail Power via the Toxic Release Inventory (TRI) Tracking Report Exhibit S-4.

b2.	Contractor shall ensure that all containers containing chemical products are stored in compatible containers that can be closed and shall not be left out of doors at end of shift, weekends, etc.

b3.	Chemical spill response, clean-up and reporting shall be included in Contractor’s HAZCOM program.

c.	General Safety and Health Provision and Environmental Controls that complies at a minimum with OSHA Regulation 29 CFR 1926 Subparts C and D.

c1.	Medical and First aid plans, facilities, staffing and training.

c2.	Evacuation, emergency planning and notification procedures.

c3.	Housekeeping and debris removal protocols.

d.	Personal protection equipment, selection, use and training, that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart E.

e.	Fire protection and prevention (including ‘Hot Work’ permits) that complies, at a minimum, with OSHA Regulation 29 CFR Subpart F.

e1.	Flammable and combustible liquids storage and dispensing activities that complies, at a minimum, with OSHA Regulation 29 CFR 1926.152.

f.	Signs, Signals and Barricades that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart G.

g.	Material handling that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart H.

h.	Hand and Power Tools that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart I.

i.	Welding and Cutting activities that comply, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart J.

j.	Electrical work that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart K.

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

j1.	Control of Hazardous Energy - Lockout/Tag Out that complies, at a minimum, with OSHA Regulations 29 CFR 1926.417 and 29 CFR 1910.147.

k.	Scaffolding erection, dismantling and use that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart L.

l.	Fall Protection that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart M.

m.	Helicopter, hoists, elevators and conveyors activities that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart N.

n.	Powered industrial motor vehicles and equipment operations that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart O.

o.	Excavation and trenching operations that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart P.

p.	Concrete and masonry work that complies at a minimum with OSHA Regulation 29 CFR 1926 Subpart Q.

q.	Steel erection work that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart R.

q1.
The exemptions in the OSHA standard that certain workers and work operations are not required to utilize fall protection when exposed to falls greater than six (6) feet, MAY NOT be recognized by Otter Tail Power on this project.

q2.	Otter Tail Power may impose minimum fall protection heights other than six (6) feet. Contractor and Subcontractors shall adhere to this requirement.

r.	Underground construction, caissons, and cofferdam activities that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart S.

s.	Demolition activities that complies, at a minimum, with OSHA Regulations 29 CFR 1926 Subpart T.

t.	Blasting and the use of explosives that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart U.

u.	Power Transmission and Distribution work that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart V.

v.	Rollover protective structures and overhead protection that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart W.

w.	Stairways and ladders use that complies with, at a minimum, OSHA Regulation 29 CFR 1926 Subpart X.

x.	Commercial diving operations that complies with, at a minimum, OSHA Regulation 29 CFR 1926 Subpart Y.

y.	Toxic and hazardous substance activities that complies with, at a minimum, OSHA Regulation 29 CFR 1926 Subpart Z.

y1.	Work activities involving asbestos containing materials (ACM) or suspected ACM that complies, at a minimum, with OSHA Regulation 29 CFR 1926.1101.

y2.
Monitoring of workplace and workers exposures to noise, dust, fumes, etc., shall be required for any substance that might be suspected to be approaching or exceeding the permissible exposure limits (PEL) as listed in OSHA Regulations, 29 CFR 1926 Subpart Z and 29 CFR 1910 Subpart Z and accompanying tables.

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

z.	Cranes and derricks activities that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart CC.

aa.	Cranes and derricks used in demolition and underground construction that complies, at a minimum, with OSHA Regulation 29 CFR 1926 Subpart DD.

105.11	Health Programs and Policies

a.	Substance Abuse / Prevention Policy

a1.
At the request of Otter Tail Power, Contractor shall develop, implement, administer and enforce a formal substance abuse policy which is required to meet minimum standards as set forth by Otter Tail Power. This program shall apply to all Contractors performing work on the Project.

a1.1	The Contractor shall be responsible for ensuring the compliance with the substance abuse policy by any Subcontractors under its employ.

a1.2	The Contractor shall provide a copy of its substance abuse policy to Otter Tail Power or Otter Tail Power’s Representative prior to the start of work.

a1.3	Contractor shall certify that all of its workers as well as all workers of its approved Subcontractors performing work on the Project are in compliance with this requirement.

a1.4	Otter Tail Power or Otter Tail Power’s authorized representative reserve the right to audit the Contractor for adherence to their Substance Abuse Policy.

105.12	Accident, Incident Reporting Procedures

a.	Any accident, incident (including near miss events) or injury SHALL be reported.

a1.	The individual most directly involved shall report to their immediate supervisor at the time of the accident, incident or injury.

a2.
The immediate supervisor shall contact the Contractor’s safety representative, who shall contact Otter Tail Power or Otter Tail Power’s Representative, as soon as possible after the situation has been assessed, any injured persons stabilized and the area made safe.

b.	Contractor shall fully cooperate in supplying information related to any accident, incident, near miss or worker injury (including names and addresses of individuals involved in the event).

b1.	Contractor shall provide detailed incident related documentation to Otter Tail Power or Otter Tail Power’s Representative.

b2.	An incident investigation shall be performed and focus on root causes and preventative measures.

b3.
The initial Report shall be submitted to Otter Tail Power or Otter Tail Power’s authorized representative before the end of the shift and prior to the responsible supervision departing the site, The final Report shall be submitted no later than 5 business days after the event. Additional time may be granted for complex investigations.

c.	Otter Tail Power may require that Contractor submit accident information on Otter Tail Power provided forms. This may be in addition to Contractor’s accident reporting form(s).

105.13	OSHA Inspections

a.	Contractor shall immediately notify Otter Tail Power and Otter Tail Power’s authorized representative if they become aware of the presence of an OSHA compliance officer on the site.

b.	Otter Tail Power or Otter Tail Power’s authorized representative shall be involved in all opening and closing conferences related to Contractor’s OSHA inspection,

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

c.	Otter Tail Power or Otter Tail Power’s authorized representative shall receive copies of any/all complaints, citations or other documentation directed to Contractor or any Subcontractor by OSHA.

d.	Otter Tail Power or Otter Tail Power’s authorized representative shall receive copies of all abatement actions and/or “Notice of Contest” correspondence to OSHA.

105.14	Additional Training

a.	Provisions shall be made to ensure all craft personnel have successfully completed OSHA 10 hour outreach training.

b.	Provisions shall be made to ensure that all supervisors have successfully completed OSHA 30 hour outreach training.

c.
Otter Tail Power will require Contractor personnel to attend Otter Tail Power specific safety training prior to allowing workers access to the Project site, Contractor shall ensure that all workers, including Subcontractor workers and visitors, attend the Otter Tail Power required training.

105.15	Security

a.	All Security Protocols established by Otter Tail Power shall be followed by the Contractor, its Subcontractors and visitors at all times on the Project site.

105.16	Additional Plan Requirements

a.	Contractor shall designate competent persons and qualified individuals for excavations, confined space entry, electrical, rigging and heavy lifts.

b.	Elements of Contractor‘s SSHP requiring written programs and documented training shall be made available for review by Otter Tail Power or Otter Tail Power’s authorized representative upon request.

c.
An Anti-Harassment policy/procedure shall be established which prohibits sexual harassment or any other behavior (verbal, physical, visual, etc.) that is reasonably likely to create a hostile, intimidating or offensive work environment. In addition, Contractor and its Subcontractor shall adhere to Otter Tail Power’s Anti-Harassment policy if established by Otter Tail Power.

d.	Contractor shall make provisions for the annual review of safety and health policy and effectiveness of its implementation.

e.	The plan shall include requirements for the engineering certification of all special and heavy lifts plans that may be part of 105.10 m or z above.

106.	COMPLIANCE WITH REFERENCE DOCUMENTS

106.1
For Contractor’s safety performance, products and workmanship governed by association, trade or federal standards, comply with requirements of this referenced document. General reference documents are listed in the contract technical specifications.

106.2	Contractor shall have copies of referenced standards on hand during performance of the Work.

107.	PERSONAL PROTECTIVE EQUIPMENT

107.1	Contractors shall ensure that their employees’ personal protective equipment is in good condition. Personal protective equipment shall include but not be limited to the following;

107.2	Eye Protection

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

a.	1. All contractors’ employees shall wear industrial safety glasses. The glasses must meet ANSI Z87.1 standards.

b.
2. Face shields or goggles shall be used for grinding and chipping operations. Welding hoods shall be worn when electric arc welding. When acetylene welding or cutting operations are in progress, welding goggles shall be worn.

107.3	Hearing Protection

a.	Hearing protection shall be worn working around high noise level areas.

107.4	Respiratory Protection

a.	Respiratory protection shall be worn in accordance with the appropriate respiratory protection program.

107.5	Foot Protection

a.
All contractors’ employees shall wear protective footwear meeting ANSI.Z41-1991-C75 standards when there is a danger of foot injuries due to falling or rolling objects. Proper types of shoes should be worn to prevent slips and falls.

107.6	Hand Protection

a.
All contractors’ employees shall wear proper gloves to provide hand protection from skin absorption of harmful substances, severe cuts or lacerations, severe abrasions, punctures, chemical burns, thermal burns and harmful temperature extremes.

107.7	Head Protection

a.	All Contractors employees and visitors shall wear hard hats meeting the requirements of ANSI Z89.1.

107.8	Fall Protection

a.	Fall Protection in compliance with OSHA regulations, shall be worn and used on elevated work where fall hazards exist.

107.9	Suitable Clothing

a.	Contractor employees working with or near combustible or flammable liquids, gasses or materials should wear clothing made from natural fiber material or fire retardant treated material.

b.
Contractor employees exposed to hazards of flame or electric arcs while working on or near energized lines or equipment                    shall wear clothing consisting of natural fibers (cotton, wool, silk) or approved fire retardant clothing.

107.10	Flotation Devices

a.	All contractor employees working on rivers, lakes, or similar impoundments shall wear approved life vests.

107.11
The Contractor is responsible for requiring the wearing of appropriate personal protective equipment in all operations where there is an exposure to hazardous conditions or where this part indicates the need for using such equipment to reduce the hazards to the employees.

108.	WELDING AND CUTTING

a.	Only cables with insulated connectors are permitted. Cables running along walkways, doorways or in any work areas shall be grouped together and placed to one side.

b.	Welding cables or leads subject to damage shall be suspended or otherwise protected from hazards.

OTTER TAIL POWER - BIG STONE STATION AQCS PROJECT

c.	Fire watch will be required while cutting and burning and until all glowing embers are extinguished.

d.	Welding and cutting operations shall be shielded by non-combustible or flame-proof screens.

e.	All compressed gas cylinders shall be secured upright, kept in an approved storage area, and labeled.

END OF DOCUMENT XXXXXXa

EXHIBIT S-5

Site Work Rules

AQCS Project Work Rules

1.0 Purpose and Intent

1.1
The purpose of these Rulesare to assure the cooperation between the Contractors, Suppliers, and Service Providers employed by Otter Tail Power (Agent for Big Stone Plant Co-Owners)for the execution of the work being conducted as part of the AQCS project. It is the intent of this Agreement to establish and maintain adequate work rules and uniform working conditions that will result in completion of the Work in a safe, cost effective manner, without delays or work stoppages.

1.2
The work at the site will be accomplished using a combination of union and non-union contractors. It is the intent of these rules to foster an environment of cooperation and coexistence between the various Contractors, Suppliers, and Service Providers working at the plant sites.

2.0 Scope of Work

2.1	These rules apply to the following projects:

● Big Stone AQCS Project

3.0 Definitions

The capitalized words, phrases or other expressions used herein shall have the following meanings:

3.1	“Employers” shall mean Contractors,Subcontractors, Suppliers, or Service Providersdoing work at the Big Stone Plant under a contract with the Owners.

3.2	“Employees” shall mean persons in the employ of a Contractor, Subcontractor, Supplier, or Service Provider doing work under a contract with the Owners.

4.0 Management of Work

4.1
The Employer shall have the unqualified right to select and hire directly all superintendents and/or general foremen it considers necessary on the work.The selection and utilization of foremen and general foremen shall be entirely the responsibility of the Employer, it being understood that in the selection of such foremen and general foremen, the Employer will give initial consideration to the qualified employees in the area.  As part of their designated duties, general foremen and foremen will be expected to take an active interest in all matters relating to policies and procedures, safety, discipline, cost, schedule, quality and production.

Page 1 AQCS Project Work Rules Aug 2012

4.2
There shall be no limit on production by Employees or restrictions on the full use of tools or equipment. Employees using tools shall perform any work they are trained and qualified to do per their trade and shall work under the supervision of the appropriate foremen.  The Employer shall be the sole judge as to the number and classification of Employees required to perform the Work other than that required by safety regulations.

4.3
The Owners or Employer may inspect, test, or use specialized testing equipment after installation and acceptance, using people of their choice as may be deemed necessary.  The Owners or Employer may also use people of their choice in the correction of deficiencies to vendor furnished material or equipment.  Replacement of or modifications to Work originally done by the Unions will be returned to them for rework.

4.4
When an Employer, upon reasonable cause, considers it necessary to shut down a job to avoid the possible loss of human life or because of any emergency situation that could endanger the life and safety of an Employee, Employees will be compensated only for the actual time worked.  In such an event, if the Employer requests Employees to stand by, Employees will be compensated for stand-by time.

5.0 Hours of Work, Overtime, Shifts and Holidays

5.1
The regular forty (40) hour workweek will start on Monday and conclude on Friday.  Eight (8) consecutive hours, exclusive of a one-half (1/2) hour lunch period, between 7:00 a.m. and 5:00 p.m. shall normally constitute a workday. The starting time of the Work may be changed within these hours by the Employer to take advantage of daylight hours, weather conditions, and shift or traffic conditions. Any such changes may only be made with the prior consent of the Owner.

5.2
At the scheduled starting time, all Employees will be at the place where they pick up their tools or receive instructions from their foreman. They shall remain at their place of work under the supervision of the Employer until the scheduled quitting time. There shall be no practices that result in starting work late in the morning or after lunch, and/or in stopping work early at lunchtime or prior to the scheduled quitting time. Coffee breaks will be limited to ten (10) minutes and shall be taken in close proximity to the Employee’s work station. It is intended that Employees will provide Employers with a “fair day’s work for a fair day’s pay”. Employers shall manage the Work in such a manner as to maintain and increase efficiency consistent with fair labor standards.

AQCS Project Work Rules
Aug 2012

5.3	When Employees leave the Work on their own accord at other than normal quitting time, it is their responsibility to notify the Employer. Employees will be paid only for actual hours worked.

5.4	The Employer shall determine methods of keeping time records on the Work.

5.5	An effort will be made to keep overtime work to a minimum but when such Work is judged necessary it will be worked at the direction and discretion of the Employer.

5.6	The Employer shall have sole responsibility to determine availability of Work due to weather conditions.

5.7	Shift work may be performed at the option of the Employeronly with prior knowledge and consent of the Owners.

5.8
Uniform holidays for the AQCS project are as follows:  New Year’s Day, Memorial Day, Fourth of July, Labor Day, Veteran’s Day, Thanksgiving, Christmas Eve Day, and Christmas Day.  If any of these holidays fall on a Saturday or Sunday, the preceding day, Friday, or the following day, Monday, shall be considered to be a legal holiday. A holiday shall be a 24-hour period commencing with the established starting time of the day shift on the date of the holiday.

6.0 No Strike, No Lockout, No Work Stoppages

6.1	It is the specific intent of all parties that there shall be NO STRIKES, LOCKOUTS, OR WORK STOPPAGES during the life of the AQCS project. The following shall be adhered to by all parties:

6.2
For union contractors, in the event of a strike or lockout by any unions affiliated with the South Dakota Building and Construction Trades Council based in Sioux Falls SD, the Employer(s) shall assure that Work shall not be halted, but will continue unabated with the understanding that all settlements made between any affiliated local union of the South Dakota Building and Construction Trades Council and the existing established contractor groups shall be made retroactive to the expiration of the applicable collective bargaining agreement provided that any provision of the settlement does not discriminate against this Work.

6.3
The Employers (Union and Non-union, alike) shall assure that the no-strike/no lockout/no work stoppages obligations set forth in these Rulesapply to any type of work stoppage or interruption and with equal force to sympathy strikes of any kind whatsoever; including the honoring of picket lines at the project.  Strikes, work stoppages, work interruptions, and lockouts shall not occur under any circumstances.

AQCS Project Work Rules
Aug 2012

7.0 Jurisdictional Disputes

7.1	Employers are responsible to assure that union work rules and/or jurisdictional differences shall not impede the progress of the work.

8.0 Safety

8.1
The Employer and Employees shall abide by the requirements of the Owners’s safety regulations, policies, and plant-specific or site-specific work rules as may be applicable to the work site as outlined in the General Work Construction Agreement Article 14 including all applicable Exhibits and Contractor generated submittals regarding safety.

8.2
All employees are subject to the terms of the Owners’s/Contractor’s Alcohol and Drug Policy Article 14.11 in the General Work Construction Agreement, including the requirement to pass a pre-hire drug screening.

9.0 Site Access and Security

9.1	All personnel on the job will be subject to pre-hire background checks as required by Owners Policy.

9.2	All personnel on the job agree to submit to job site personnel and/or vehicle inspections as security experience may require.

9.3
All Employees will be subject to the requirements of Owners/Contractor’s site security and access policies and procedures as outlined in the General Work Construction Agreement Article 14.5 including all applicable Exhibits and Contractor generated submittals regarding security.Employees will enter the jobsite only thru gates identified for the use of their Employer, using security badges issued by Employer.

10.0 Equal Employment Opportunity

Employers shall strive to provide equal opportunity in hiring, promotion, and other terms and conditions of employment, without regard to race, color, religion, creed, national origin, gender, age, disability, veteran status, sexual orientation, gender identity or any other protected class status in accordance with applicable federal, state and local laws.

11.0 Labor-Management Committee

To promote harmonious labor-management relations, ensure adequate communications, the Employers and the Owners shall meet on a monthly basis to discuss the efficiency of the operation, problems as they arise, and other matters as may be appropriate. Such matters may include the effectiveness of work rules, safety regulations, and other procedures which can improve jobsite safety, cooperation, and productivity. The Owners shall be responsible for scheduling these meetings. It is agreed the general purpose of these meetings is to ensure that the work will proceed in the most productive manner.

AQCS Project Work Rules
Aug 2012

12.0 Behaviors that warrant immediate dismissal

Contractor employees willfully in violation of Owner’s rules regarding the following are subject toimmediate removal from the job site:

a.	Safety rules
b.	Drinking alcoholic beverages on job site, including parking lot
c.	Under the apparent influence of alcohol
d.	Under the apparent influence of controlled substances
e.	Gambling
f.	Fighting
g.	Willfully damaging equipment, materials, tools, etc.
h.	Possession of firearms
i.	Sleeping
j.	Theft
k.	Making false claims of injury

AQCS Project Work Rules
Aug 2012

EXHIBIT S-6

Storm Water Pollution Prevention Plan

Big Stone Power Plant

Storm Water Pollution Prevention Plan
for the Site Preparation Package

July 30, 2012
Project 12715-003

Prepared by

55 East Monroe Street • Chicago, IL 60603 USA • 312-269-2000

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

1.0 Person(s) responsible for implementation of the plan
The following person(s) will be responsible for implementing and maintaining the Storm Water Pollution Prevention Plan:

Contractor shall be responsible for properly installing and maintaining BMPs as specified in the SWPPP. Otter Tail Power Company employee Kirk Phinney or other OTP employee as delegated by Kirk shall be responsible for site SWPPP inspections and shall notify Contractor of any deficiencies in BMPs found during inspections. Any deficiencies in BMPs shall be fixed by Contractor as soon as possible but no later than 7 days after deficiency is discovered. OTP and Contractor are responsible for maintaining and updating their respective copy of the SWPPP.

2.0 Description of the project and the type of construction activity

Otter Tail Power Company is required to install Air Quality Control System (AQCS) equipment at its Big Stone Plant, located near Big Stone, Grant County, South Dakota, to reduce emissions of sulfur dioxide (SO2) and nitrogen oxides (NOX) based on a Best Available Retrofit Technology (BART) determination filed by the South Dakota Department of Environment and Natural Resources (DENR). The BART requires the AQCS system to include flue gas desulfurization (FGD) for SO2 reduction, and selective catalytic reduction (SCR) with separated overfire air (SOFA) for NOX reduction. The AQCS retrofit proposed comprises a dry FGD system with new baghouse, SOFA, anhydrous-based SCR, activated carbon injection (ACI), and the associated ancillary balance-of-plant systems.

To support the construction of these systems, the site will be developed to include laydown areas, contractor parking, truck staging, new process equipment buildings, topsoil storage, and borrow areas. A site map showing areas to be developed as well as erosion and sediment control devices to be installed can be seen in Exhibit A. Contractor will be made aware of site boundaries prior to land disturbing activities.

The laydown area elevation varies from approximately 1094 ft to 1111 ft, the contractor parking from approximately 1113 ft to 1120 ft, the truck staging area from approximately 1094 ft to 1113 ft, and the topsoil storage area from approximately 1100 ft to 1106 ft. All elevations provided are in the North American Vertical Datum of 1988 (NAVD88). Each area will be graded to allow for its intended purpose while maintaining positive drainage. Each laydown and parking area will be surfaced with crushed aggregate. The topsoil and stockpile area will be seeded for the duration of the construction period. Excavations will be made for the installation of footings and building foundations. Buildings will be erected to provide housing for new process equipment. At the writing of this SWPPP the precise elevations for building foundations are yet to be determined.

Drainage

To facilitate proper drainage of each area of development, a storm water drainage system will be installed consisting of open ditches, swales, and culverts. In addition, a sediment pond and sediment trap will be installed in the main laydown and truck staging areas respectively. Storm water from the borrow area drains to a ditch to the east. This ditch then drains south and discharges offsite.

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

1 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

Storm water runoff from the contractor parking, switchyard, topsoil stockpile, the east portion of the staging area, and main site laydown areas will drain to the sediment pond on the south portion of the site and drain offsite. The sediment pond will have a riser with orifice holes to control storm water discharge. The truck staging area will drain to a sediment trap before being discharged offsite to the south. Storm water discharge from the sediment trap will be controlled by a riser with orifice holes, similar to the sediment pond. Finally, the west portion of the staging area drains to the existing west sludge pond. No storm sewers or storm drain inlets exist on or near the site.

Erosion Control

Erosion on the site will be controlled by a number of methods. Site surfacing such as crushed aggregate, temporary seeding, and erosion control blankets, will help prevent erosion by absorbing the energy of raindrops impacting the surface thus retaining soil particles and other pollutants in place. The site surfacing will also help to hold any soil in place that does become dislodged during a storm event. In addition, erosion control devices, such as silt fence and straw bales, will be installed to reduce the amount of erosion during a storm event. These devices slow the velocity of water by interrupting the flow and helping to maintain sheet flow. Concentrated flows generate more energy and velocity than sheet flow and a greater depth of flow and higher velocity results in more erosion and suspension of eroded materials within the flow. By reducing the flow velocity erosion will be reduced.

Sediment Control

Sediment from the site will also be controlled by a number of methods. The sediment pond being installed will hold runoff for an extended period of time, allowing solids to settle to the bottom of the pond. In addition, a number of filtration devices, such as silt fence and straw bales will be used on the site. These filtration devices work by slowing the flow of water as it passes thru the device and suspending material within the filter medium. Haul trucks will be loaded properly to prevent material from falling or spilling out of the vehicles.

3.0 Description of potential pollutant sources and exposed materials

Potential pollutant sources to storm water runoff may occur from the following activities:

●	Clearing and grubbing
●	Grading and earthwork
●	Paving operations
●	Site demolition

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

2 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

●	Material storage and delivery
●	Dewatering activities
●	Concrete washout and waste
●	Contaminated spills
●	Sanitary waste
●	Vehicle refueling, maintenance and storage

Exposed materials that will be present on the site include the following:

●	Aggregate surfacing
●	Concrete surfacing
●	Asphalt surfacing
●	Grass surfacing

4.0 Spill Response and Prevention

Materials or substances used in construction that could cause spills of regulated substances will be contained in proper packaging, in good condition, and properly labeled. All materials must be stored, stacked, handled, and transported properly.

In the event of a spill determine: 1) The identity and the source of the substance. 2) The hazardous nature of the spill by referring to the MSDS sheet. 3) If the spill can be handled on site with available personnel, material, and equipment or if additional outside emergency help is needed.

Alert all people in the spill area of the identification of the substance and any related dangers. Evacuate the area if needed. Call local emergency response such as the local fire department or outside spill or excavation contractor.

Emergency spill will be handled as follows:
Contact Paul Vukonich, Environmental Services, Otter Tail Power Company 218.739.8349

Provide the following information:
●	Name and contact telephone number
●	Date and time of spill
●	Type of material spilled
●	Estimated total quantity spilled
●	Source of spill
●	Description of affected media (e.g. did the spill enter a waterbody?)
●	Description of cleanup activities already undertaken
●	Description of damages or injuries

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

3 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

5.0 Estimate of the total disturbed area of the site

The total site area of the Big Stone Plant, excluding the cooling and evaporation ponds and landfill area, is approximately 250 acres. Of this area, a total of approximately 48 acres will be developed for laydown associated with site development. This total is a summation of the following individual areas:

●	Main site laydown area (Area 1) = 28.63 acres
●	Topsoil stockpile area (Area 2) = 3.65 acres
●	Truck staging area (Area 3) = 3.48 acres
●	Main contractor parking area (Area 4) = 4.67 acres
●	Parking area west of switchyard (Area 5) = 1.95 acres
●	Abandoned sludge pond/staging area (Area 6) = 4.20 acres
●	Site borrow area (Area 7) = 3.19 acres

6.0 Description of the intended sequence of soil disturbing activities

The sequence of construction activities shall be as follows:

●	Install perimeter erosion and sediment control devices

●	Install silt fence around soil stockpile area, construction laydown areas, contractor parking area, and truck staging area

●	Clear and grub site

●	Install swales and drainage ditches with straw bales

●	Strip topsoil from all areas to be disturbed and stockpile in designated area. Install temporary seeding on stockpile

●	Complete all earthwork activities, including installation of sediment pond. Install remaining temporary and permanent sediment erosion control devices

●	Grade site and install surfacing on all disturbed areas

●	Complete all construction related to retrofit project. Remove all temporary erosion and sediment control measures within 30 days of final site stabilization

Construction shall be sequenced to allow for grading activities to begin and end as quickly as possible to prevent lengthy periods of exposed soil. Construction shall also be sequenced to account for winter months when there will be no construction activity.

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

4 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

7.0 Description of the soil type within the disturbed areas

The subsurface generally consists of lean clay with significant seams of silt and sand with occasional cobbles and boulders. Cohesive soil samples generally appeared to be stiff to very stiff, with local medium stiff or hard deposits. Granular soil samples generally appeared to be medium dense to dense, with local loose or very dense deposits.

It does not appear possible to differentiate individual sand seams and it is likely that they are not continuous laterally throughout the project area. Note that many of the cohesive soil samples were sandy and that many of the granular soil samples contained significant fines. While the USCS soil classification system differentiates soils between sands and gravels from silts and clays on the basis of fines content, many of the soils may behave in a manner that shares characteristics of both granular and cohesive soils.

8.0 Name of the surface water(s) that may receive discharges from the site

Storm water runoff from all areas of the site to be developed will be drained through swales, ditches, and culverts prior to discharging offsite. All storm water runoff associated with site development of the laydown areas overland flows south and discharges into the Whetstone River, a tributary to the Minnesota River.

In addition to the storm water runoff that discharges offsite, a portion of the runoff associated with installation of the AQCS retrofit will be contained onsite. The retrofit area drains to the existing plant sluice outfall. Water from the sluice outfall is then pumped to the cooling pond and reused by the plant. As a result, there will be no offsite storm water discharge from the future retrofit area work.

9.0 Equipment Fueling and Maintenance

Equipment will be fueled by a fuel truck. All fueling operations will be supervised to prevent spills and overflows. Vehicles will be stored or level ground to the extent possible to reduce the potential for leaks to run off site and shall be checked for leaks on a regular basis. Avoid washing down or fueling equipment near waterbodies.

10.0 Inspections

All areas of the construction site will be inspected by an OTP employee including: stabilized areas, BMPs, haul roads, equipment storage areas, and disturbed areas.

Records of inspections shall be kept on site for the duration of the construction project and be available for review. Copies of all inspections shall be retained by the Environmental Services Department. Inspection and maintenance must be recorded in writing.

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

5 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

Inspections are not required during adverse weather conditions but should be conducted as soon as practical. The reason for delaying the inspection should be documented on the inspection form. Forms included in this SWPPP shall be used to conduct inspections. The records shall include:

●	Date and time of inspection
●	Name of person conducting inspection
●	Findings of inspections, including recommendations for corrective actions
●	Corrective actions taken – including dates, times, and party completing maintenance activities

Inspection criteria includes the following:
●	Visual observation of storage areas of materials where there is potential for pollutants to enter a drainage system.
●	Observe structural control measures to ensure correct operation.
●	Observe accessible discharge locations to determine effectiveness in preventing significant impacts to receiving waters.
●	Observe locations where vehicles enter or exit the site for evidence of off-site sediment tracking.
●	Observe areas of soil disturbance for signs of erosion.
●	Changes that may be required to correct deficiencies in the SWPPP.

Maintenance shall include the following:
●	Maintain pollution prevention control in proper working order, including cleaning, repairing or replacing controls until final stabilization.
●	Maintain and clean out sediment in silt fence when reduction of 50% capacity occurs.
●	Maintain and clean out sediment trap and sediment pond when reduction of 50% capacity occurs.
●	Inspect disturbed areas of construction site not fully stabilized. Areas are not considered to have achieved final stabilization until 70% of permanent cover has been established.

Inspector shall notify Contractor if a BMP is found to be deficient. The Contractor shall be responsible for repairing/replacing the BMP within 7 days of identifying or being made aware of the need for maintenance. Inspector shall record deficient BMPs and the date and time Contractor was notified of the deficiency.

Inspections must be recorded in Exhibit F. Any deficient BMPs must also be recorded in Exhibit F along with the action taken to correct the deficiency.

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

6 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

11.0 Exhibits

11.1.	Exhibit A – Site Maps

11.2.	Exhibit B – Temporary Erosion Control Details

11.3.	Exhibit C – Signed Certification Statement (as found in Section 6.9 of the General Construction Permit) and Contractor Certification Form

11.4.	Exhibit D – Construction General Permit

11.5.	Exhibit E – NOI and Letter of Coverage

11.6.	Exhibit F – Inspection, revision, and corrective action logs

This document contains information that is confidential and proprietary to Sargent & LundyLLC (S&L). It was prepared by S&L for use by S&L, its clients and their contractors, subcontractors and bidders on projects where S&L provides engineering services and shall not be otherwise reproduced in whole or in part released to any other third party without the prior written consent of S&L.

7 of 7

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution PREVENTION
Plan

Exhibit A — Site Maps

HOLD INFORMATION

NO.	DESCRIPTION
△	

RELEASE INFORMATION

REV.	DATE	DESCRIPTION
A	06-22-2012	CLIENT COMMENTS
B	07-13-2012	INTERIM RELEASE TO SUPPORT THE SWPPP
C	07-20-2012	SWPPP SUPPORT

ISSUE PURPOSE: SWPPP SUPPORT

LEGEND

- DISTURBED AREA
- FLOW DIRECTION
- STRAW BALE DIKE
- SILT FENCE
- LIMIT OF DISTURBANCE

GRAPHIC SCALE

DRAWING SCALE

SARGENT & LUNDY LLC

PROJECT

OTTER TAIL POWER COMPANY
NORTHWESTERN ENERGY
MONTANA-DAKOTA UTILITIES

BIG STONE CITY - SOUTH DAKOTA

BIG STONE PLANT AQCS

DRAWING TITLE

STORM WATER POLLUTION PREVENTION PLAN

DRAWING NUMBER	REVISION
CSK-SWPPP-01	C

Big Stone Lake
N
Whetstone River
Runoff entering the Whetstone River will enter at this location
Big Stone City, SD

FIGURE 1 NEARBY SURFACE WATERS SCALE: 1 INCH = 1,400 FEET

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution PREVENTION
Plan

Exhibit B — Temporary Erosion Control Details

EROSION AND SEDIMENT CONTROL PLAN NOTES:

1. ALL EROSION AND SEDIMENT CONTROL WORK FOR THE BIG STONE PROJECT SITE SHALL MEET THE PROJECT STORM WATER POLLUTION PREVENTION PLAN (SWPPP) FOR CONSTRUCTION ACTIVITIES.
2. EROSION AND SEDIMENT CONTROLS SHALL BE IMPLEMENTED PRIOR TO THE START OF ANY CONSTRUCTION ACTIVITIES.
3. EROSION AND SEDIMENT CONTROL BEST MANAGEMENT PRACTICES (BMPS) SHALL BE CONSTRUCTED, STABILIZED, AND FUNCTIONAL BEFORE SITE DISTURBANCE BEGINS WITHIN THE TRIBUTARY AREAS OF THOSE BMPS.
4. EARTH DISTURBANCE OPERATIONS SHALL BE CONDUCTED IN SUCH A MANNER AS TO MINIMIZE ACCELERATED SOIL EROSION IN ACCORDANCE WITH RECOMMENDED BMPS AS SHOWN ON THE DESIGN DRAWINGS.
5. ALL DISTURBED AREAS SHALL BE RESTORED WITH AGGREGATE, OR SEEDED AND MULCHED AS SPECIFIED ON DESIGN DRAWINGS.
6. VEGETATED AREAS SHALL BE CONSIDERED PERMANENTLY STABILIZED WHEN A UNIFORM 70% VEGETATIVE COVER OF EROSION RESISTANT PERENNIAL SPECIES HAS BEEN ACHIEVED. MAINTAIN BMPS UNTIL VEGETATION IS ESTABLISHED.
7. AFTER FINAL SITE STABILIZATION HAS BEEN ACHIEVED, TEMPORARY EROSION AND SEDIMENT BMPS SHALL BE REMOVED. AREAS DISTURBED DURING REMOVAL OF THE BMPS SHALL BE STABILIZED IMMEDIATELY.
8. STOCKPILE HEIGHTS SHALL NOT EXCEED 35 FEET. TEMPORARY STOCKPILE SLOPES SHALL BE 2H:1V OR FLATTER. STOCKPILES SHALL BE TEMPORARILY SEEDED IF LEFT UNTOUCHED FOR 30 OR MORE DAYS. PERMANENT, OR LONG TERM, STOCKPILE HEIGHTS SHALL NOT EXCEED 5H:1V.
9. ALL CONSTRUCTION WASTE OTHER THAN NATURAL SOILS SHALL BE REMOVED FROM THE PROJECT SITE AND DISPOSED IN A LEGAL DISPOSAL AREA.
10. UPON COMPLETION OF AN EARTH DISTURBANCE ACTIVITY OR ANY STAGE OR PHASE OF AN ACTIVITY THE CONTRACTOR SHALL STABILIZE IMMEDIATELY THE DISTURBED AREAS TO PROTECT FROM ACCELERATED EROSION. DURING NON-GERMINATING PERIODS, MULCH MUST BE APPLIED AT THE SPECIFIED RATES. DISTURBED AREAS WHICH ARE NOT AT FINISHED GRADE AND WHICH WILL BE REDISTURBED SHALL BE STABILIZED OR PROTECTED WITH EROSION AND SEDIMENT CONTROL BMPS.

MAINTENANCE SCHEDULE:

1. UNTIL THE SITE IS STABILIZED, (70% UNIFORM VEGETATION OR AGGREGATE BASE), ALL EROSION AND SEDIMENT BMPS SHALL BE MAINTAINED PROPERLY. MAINTENANCE SHALL INCLUDE INSPECTIONS OF ALL EROSION AND SEDIMENT CONTROL BMPS AFTER EACH RUNOFF EVENT AND ON A WEEKLY BASIS.
2. REMEDIAL MAINTENANCE WORK, INCLUDING CLEANING, REPAIR, REPLACEMENT, REGRADING, RESEEDING, REMULCHING, AND RENETTING SHALL BE PERFORMED IMMEDIATELY AFTER EACH RUNOFF EVENT AND ON A WEEKLY BASIS.
3. IF EROSION AND SEDIMENT CONTROL BMPS FAIL TO PERFORM AS EXPECTED, REPLACEMENT BMPS, OR MODIFICATIONS TO THOSE INSTALLED SHALL BE FURNISHED AND INSTALLED BY THE CONTRACTOR AS DIRECTED BY OWNER.
4. SEDIMENT SHALL BE REMOVED WHERE ACCUMULATIONS REACH ONE HALF HEIGHT OF THE SILT FENCE.
5. SEDIMENT REMOVED FROM THE BMPS SHALL BE PLACED IN AN AREA CONTROLLED BY SEDIMENT CONTROL BMPS OR REMOVED FROM THE SITE AND DISPOSED OF IN LANDSCAPED AREAS AWAY FROM STEEP SLOPES, WETLANDS, FLOOD PLAINS OR PERMANENT DRAINAGE FACILITIES; AND IMMEDIATELY STABILIZED OR PLACED IN TOPSOIL STOCKPILES.

CONSTRUCTION SEQUENCE:

1. INSTALL SILT FENCES & STRAW BALE BARRIERS AT ALL LOCATIONS SHOWN ON THE DESIGN DRAWINGS.
2. INSTALL THE SEDIMENT BASIN OUTLET STRUCTURE.
3. INSTALL TEMPORARY ROCK CONSTRUCTION ENTRANCES AT ALL POINTS WHERE VEHICLE AND MACHINERY WILL BE ENTERING AND EXITING THE WORK AREAS.
4. ISOLATE CONSTRUCTION AREA WITH STAKES. LOCATE ALL BMPS STRUCTURES SUCH AS SEDIMENT TRAPS AS CONSTRUCTION OF SLOPES REACH INTENDED GRADES.
5. PROTECT, REMOVE OR RELOCATE ALL EXISTING UNDERGROUND UTILITIES AND CONNECTED APPURTENANCES, AS NECESSARY.
6. PERFORM CLEARING, GRUBBING, TOPSOIL STRIPPING AND STOCKPILING.
7. PERFORM ALL EARTHWORK AND GRADING ACTIVITIES.
8. CONSTRUCT ROAD CULVERTS.
9. CONSTRUCT ALL UNDERGROUND UTILITIES AND DRAINAGE FACILITIES.
10. RESTORE DISTURBED AREAS WITH AGGREGATE OR SEED & MULCH.
11. MAINTAIN BMPS UNTIL VEGETATION IS ESTABLISHED. AFTER 70% UNIFORM VEGETATIVE COVER, EROSION & SEDIMENT CONTROL BMPS SHALL BE REMOVED. REMAINING DISTURBED AREAS SHALL BE SEEDED & MULCHED, OR AGGREGATE SURFACED.

FRONT ELEVATION
CROSS-SECTION

TYPICAL DETAIL
SILT FENCE
SECTION C-0010-01
N.T.S.

TYPICAL DETAIL
STRAW BALE DIKE
FOR TRAPEZOIDAL DITCH
SECTION C-0010-02
N.T.S.

PLAN
ELEVATION

USE:
TO BE USED TO INTERCEPT SHEET FLOW ACROSS AN OPEN AREA OF FLOW OFF OF A SLOPE WHERE THE EXISTING GROUND SLOPES AWAY FROM THE TOE OF THE SLOPE.

TYPICAL DETAIL
STRAW BALE DIKE
SECTION C-0010-03
N.T.S.

NOTES	
1.	SEE DRAWING C-0002 FOR GENERAL NOTES.

UNDERGROUND OR EMBEDDED UTILITIES MAY BE LOCATED WITHIN OR ADJACENT TO THE AREA IN WHICH EXCAVATION, DEMOLITION, FOUNDATION, OR MODIFICATION WORK IS TO BE PERFORMED.

REFERENCES RELATING TO THE UNDERGROUND OR EMBEDDED UTILITIES ARE PROVIDED TO ASSIST THE CONTRACTOR/INSTALLER IN THE FIELD LOCATING THOSE UTILITIES AND OTHER POSSIBLE UNDERGROUND OR EMBEDDED INTERFERENCES WITH THE WORK.

THE CONTRACTOR/INSTALLER SHALL EXERCISE DUE CAUTION DURING ALL EXCAVATION/FOUNDATION/DEMOLITION WORK.

HOLD INFORMATION	
NO.	DESCRIPTION
△	

CONTRACTOR/INSTALLER SHALL TAKE ALL APPROPRIATE PRECAUTIONS TO ENSURE THE SAFETY OF ALL PEOPLE LOCATED ON THE WORK SITE, INCLUDING CONTRACTOR'S/INSTALLER'S PERSONNEL FOR THAT OF ITS SUB-CONTRACTOR(S) PERFORMING THE WORK.

RELEASE INFORMATION		
REV.	DATE	DESCRIPTION
0	07-20-2012	FOR BID, SPEC. B-7808A

ISSUE PURPOSE: FOR BID
SPECIFICATION: B-7808A
PROJECT NO.: 12115-005

CAD FILE NAME: RC0010.DGN
PREPARED BY: GC/ALS
REVIEWED BY: J. PUDGE
APPROVED BY: ----

ANY MODIFICATION OR ADDITION TO THIS DRAWING BY AN ORGANIZATION OTHER THAN SARGENT & LUNDY IS NOT THE RESPONSIBILITY OF SARGENT & LUNDY.

Sargent & Lundy

SARGENT & LUNDY
55 EAST MONROE STREET
CHICAGO, ILLINOIS 60603-5780

BIG STONE PLANT
AQCS

PROJECT
OTTER TAIL POWER COMPANY
NORTHWESTERN ENERGY
MONTANA-DAKOTA UTILITIES

BIG STONE CITY - SOUTH DAKOTA

DRAWING TITLE
EROSION AND SEDIMENT
CONTROL DETAILS
SHEET 1

DRAWING NUMBER	REVISION
C-0010	0
SHEET 1 OF 1

DRAINAGE CULVERT UNDER 144TH STREET
EXISTING CONDITIONS
SECTION C-0011-C2

EXISTING CULVERT MODIFICATION
A SEDIMENT BASIN RISER STRUCTURE
SECTION C-0011-C2

ANTI-VORTEX PLATE

TRASH RACK WITH ANTI-VORTEX PLATE
FOR USE IN DROP INLET
SECTION C-0011-03
N.T.S.

NOTES

BIG STONE PLANT AQCS

PROJECT

OTTER TAIL POWER COMPANY
NORTHWESTERN ENERGY
MONTANA-DAKOTA UTILITIES

BIG STONE CITY - SOUTH DAKOTA

DRAWING TITLE

EROSION AND SEDIMENT
CONTROL DETAILS
SHEET 2

DRAWING NUMBER	REVISION
C-0011	0

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution PREVENTION
Plan

Exhibit C — Certification Statement

CERTIFICATION AND NOTIFICATION

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gathered and evaluated the information submitted. Based on my inquiry of the person or persons who manage the system, or those persons directly responsible for gathering the information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including the possibility of fine and imprisonment for knowing violations.

Name:	Mark Thoma	Title:	Manager, Environmental Services

Signature:	Date:	7/30/12

EPA SWPPP Template, Version 1.1, September 17, 2007	13

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
CONTRACTOR CERTIFICATION FORM
for Coverage Under the SWD General Permit for
Storm Water Discharges Associated with Construction Activities

This form is required to be submitted when a contractor will act has an operator and have day to day responsibility for erosion and sediment control measures. Submission of this form shall in no way relieve the permittee of permit obligations. Please submit this form to the following address:

original to:	SD Department of Environment and Natural Resources Surface Water Quality Program PMB 2020 523 East Capitol Avenue Pierre, South Dakota 57501-3181 Telephone: (605) 773-3351 or 1-800-SDSTORM

Project Name:	Permit Number:

Site Legal Location:

Contractor Company Name:

Responsible Contact Person:

Contractor Address:

City:	State:	Zip Code:

Phone:	Email:

The contractor(s) responsible for the day to day operation of the construction site shall certify the following:

“I certify under penalty of law that I understand and will comply with the terms and conditions of the Surface Water Discharge General Permit for Storm Water Discharges Associated with Construction Activities for the project identified above.”

South Dakota Codified Laws Section 1-40-27 provides:

“The secretary may reject an application for any permit filed pursuant to Titles 34A or 45, including any application by any concentrated swine feeding operation for authorization to operate under a general permit, upon making a specific finding that:

(1) The applicant is unsuited or unqualified to perform the obligations of a permit holder based upon a finding that the applicant, any officer, director, partner or resident general manager of the facility for which application has been made:

(a)	Has intentionally misrepresented a material fact in applying for a permit;
(b)	Has been convicted of a felony or other crime involving moral turpitude;
(c)	Has habitually and intentionally violated environmental laws of any state or the United States which have caused significant and material environmental damage;
(d)	Has had any permit revoked under the environmental laws of any state or the United States; or
(f)
Has otherwise demonstrated through clear and convincing evidence of previous actions that the applicant lacks the necessary good character and competency to reliably carry out the obligations imposed by law upon the permit holder; or

(2) The application substantially duplicates an application by the same applicant denied within the past five years which denial has not been reversed by a court of competent jurisdiction. Nothing in this subdivision may be construed to prohibit an applicant from submitting a new application for a permit previously denied, if the new application represents a good faith attempt by the applicant to correct the deficiencies that served as the basis for the denial in the original application.

All applications filed pursuant to Titles 34A and 45 shall include a certification, sworn to under oath and signed by the applicant, that he is not disqualified by reason of this section from obtaining a permit. In the absence of evidence to the contrary, that certification shall constitute a prima facie showing of the suitability and qualification of the applicant. If at any point in the application review, recommendation or hearing process, the secretary finds the applicant has intentionally made any material misrepresentation of fact in regard to this certification, consideration of the application may be suspended and the application may be rejected as provided for under this section.

Applications rejected pursuant to this section constitute final agency action upon that application and may be appealed to circuit court as provided for under chapter 1-26.”

Pursuant to SDCL 1-40-27, I certify that I have read the forgoing provision of state law, and that I am not disqualified by reason of that provision from obtaining the permit for which application has been made.

Name (print)

Title

Signature

Date

PLEASE ATTACH SHEET DISCLOSING ALL FACTS PERTAINING TO SDCL 1-40-27 (1) (a) THROUGH (e). ALL VIOLATIONS MUST BE DISCLOSED, BUT WILL NOT AUTOMATICALLY RESULT IN THE REJECTION OF AN APPLICATION.

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution Prevention
Plan

Exhibit D — Construction General Permit

Permit No.: SDR100000

SOUTH DAKOTA DEPARTMENT OF ENVIRONMENT
AND NATURAL RESOURCES
JOE FOSS BUILDING
523 EAST CAPITOL AVENUE
PIERRE, SOUTH DAKOTA 57501-3181

Authorization to Discharge Under the Surface Water Discharge System

In compliance with the provisions of the South Dakota Water Pollution Control Act and the Administrative Rules of South Dakota (ARSD) Chapters 74:52:01 through 74:52:11, operators of storm water discharges from **construction** activities, located in the State of South Dakota are authorized to discharge in accordance with the conditions and requirements set forth herein.

This General Permit shall become effective on **February 1, 2010.**

This General Permit and the authorization to discharge shall expire at midnight, **January 31, 2015.**

Signed this **31st** day of **December, 2009**

Authorized Permitting Official	Note - This page will be replaced with a copy containing the assigned permit number once coverage is authorized.

Steven M. Pirner
Secretary
Department of Environment and Natural Resources

TABLE OF CONTENTS

1.0	DEFINITIONS	1

2.0	COVERAGE UNDER THIS PERMIT	5
2.1	Permit Area	5
2.2	Discharges Covered	5
2.3	Discharges Not Covered	5
2.4	Obtaining Authorization	6
2.5	Additional Notification	7
2.6	Terminating Coverage	7

3.0	EFFLUENT LIMITS	8
3.1	Precipitation Design Event	8
3.2	Sediment Controls	8
3.3	Maintenance of Sediment Controls	8
3.4	Off-Site Sediment Tracking and Dust Control	9
3.5	Off-Site Accumulations	9
3.6	Inlet Protection	9
3.7	Erosive Velocity Control	9
3.8	Soil Stockpiles..	9
3.9	Erosion Control and Stabilization	9
3.10	Construction and Waste Materials	10
3.11	Spills/Releases in Excess of Reportable Quantities	10
3.12	Site Inspections	10

4.0	STORM WATER POLLUTION PREVENTION PLAN	12
4.1	Deadlines for SWPPP Preparation and Compliance	12
4.2	Contents of SWPPP	12
4.3	Keeping SWPPPs Current	14

5.0	SPECIAL CONDITIONS	15
5.1	Unauthorized Release of Regulated Substances	15
5.2	Larger Common Plan of Development	15
5.3	Qualified Local Programs	15

6.0	STANDARD PERMIT CONDITIONS	17
6.1	Duty to Comply	17
6.2	Continuation of the Expired General Permit	17
6.3	Need to Halt or Reduce Activity Not a Defense	17
6.4	Duty to Mitigate	17
6.5	Removed Substances	17
6.6	Duty to Provide Information	17
6.7	Other Information	18
6.8	Retention of Records	18

ii

6.9	Signatory Requirements	18
6.10	Oil and Hazardous Substance Liability	19
6.11	Property Rights	19
6.12	Severability	20
6.13	Requiring an Individual Permit or an Alternative General Permit	20
6.14	Proper Operation and Maintenance	20
6.15	Inspection and Entry	21
6.16	Permit Actions	21

ATTACHMENT A  NOTICE OF INTENT FORM
ATTACHMENT B  NOTICE OF TERMINATION FORM
ATTACHMENT C  CONTRACTOR CERTIFICATION FORM
ATTACHMENT D  TRANSFER OF PERMIT COVERAGE FORM
ATTACHMENT E  NOTICE OF INTENT FOR REAUTHORIZATION FORM

iii

1.0	DEFINITIONS

“ARSD” means the Administrative Rules of South Dakota.

“Best Management Practices” (“BMPs”) means schedules of activities, prohibitions of practices, maintenance procedures, and other management practices to prevent or reduce the discharge of pollutants to waters of the state. BMPs also include treatment requirements, operating procedures, and practices to control construction site runoff, spillage or leaks, sludge or waste disposal, or drainage from raw material storage.

“Commencement of Construction Activities” means the initial disturbance of soils associated with clearing, grading, or excavating activities or other construction-related activities (e.g., stockpiling of fill material).

“Concrete Washout” as used in the General Permit refers to any wash waters derived from the cleaning of concrete trucks and/or equipment.

“Control Measures” as used in this General Permit, refers to any Best Management Practice or other method used to minimize erosion and sedimentation, and thereby minimize the discharge of pollutants to waters of the state.

“DENR” means the South Dakota Department of Environment and Natural Resources.

“Discharge” as used in the General Permit is as an addition of any pollutant or combination of pollutants to surface waters of the state from any point source. Construction sites disturbing one or more acres are point sources. Therefore, any water flowing off the construction site constitutes a discharge and must be covered by a Surface Water Discharge permit.

“Final Stabilization” means one of the following:

1.
All soil disturbing activities at the site have been completed and a uniform perennial vegetative cover with a density of 70% of the native cover for unpaved areas and areas not covered by permanent structures has been established, or equivalent permanent stabilization measures (such as the use of gravel, riprap, gabions, or geotextiles) have been employed; or

2.
When background native vegetation will cover less than 100 percent of the ground (e.g., arid areas, beaches), the 70 percent coverage criteria is adjusted as follows: if the native vegetation covers 50 percent of the ground, 70 percent of 50 percent (0.70 X 0.50 = 0.35) would require 35 percent total cover for final stabilization. On sites with no natural vegetation, no vegetative stabilization is required.

3.
For construction projects on land used for agricultural purposes, final stabilization may be accomplished by returning the disturbed land to its pre-construction agricultural use. Areas disturbed that were not previously used for agricultural  activities, such as buffer strips immediately adjacent to “waters of the state,” and areas that are not being returned to their pre-construction agricultural use shall meet the final stabilization criteria in (1) or (2) above.

A “Larger Common Plan of Development or Sale” means a contiguous area of one or more acres where multiple separate and distinct construction activities are planned to occur at different times on different schedules under one plan.

“Minimize” means to reduce and/or eliminate to the extent achievable using control measures (including Best Management Practices) that are technologically available and economically achievable and practicable in light of best industry practice.

“MS4” or “Municipal Separate Storm Sewer System” is defined at 40 CFR §122.26(b)(8) to mean a conveyance or system of conveyances (including roads with drainage systems, municipal streets, catch basins, curbs, gutters, ditches, manmade channels, or storm drains):

1.
Owned and operated by a state, city, town, borough, county, parish, district, association, or other public body (created by or pursuant to State law) having jurisdiction over disposal of sewage, industrial wastes, storm water, or other wastes, including special districts under state law such as a sewer district, flood control district or drainage district, or similar entity, or an Indian tribe or an authorized Indian tribal organization, or a designated and approved management agency under section 208 of the CWA that discharges to waters of the United States;

2.	Designed or used for collecting or conveying storm water;

3.	Which is not a combined sewer; and

4.	Which is not part of a Publicly Owned Treatment Works (POTW) as defined at 40 CFR §122.2.

“Municipality” means a city, town, county, district, sanitary district, or other public body created by or under state law with jurisdiction over the disposal of sewage, industrial wastes, or other wastes.

“NOI” means Notice of Intent to be covered by this General Permit (See Attachment A).

“Nonpoint Source” means a source of pollution that is not defined as a point source.

“NOT” means Notice of Termination (See Attachment B).

“Operator” means the owner, party, person, general contractor, corporation, or other entity that has day-to-day operational control over a construction project. The operator, along with the owner, is responsible for ensuring compliance with all conditions of the General Permit and with development and implementation of the “Storm Water Pollution Prevention Plan”.

“Point Source” means any discernible, confined, and discrete conveyance, including but not limited to, any pipe, ditch, channel, tunnel, conduit, well, discrete fissure, container, rolling stock, animal feeding operation, or vessel or other floating craft from which pollutants are or may be discharged.

“Pollutant” means any dredged spoil, solid waste, incinerator residue, sewage, sewage sludge, garbage, trash, munitions, chemical wastes, biological material, radioactive material, heat, wrecked or discarded equipment, rock, sand, cellar dirt, or any industrial, municipal, or agricultural waste discharged into waters of the state. This term does not mean sewage from watercraft; or water, gas, or other material which is injected into a well to facilitate production of oil or gas, or water derived in association with oil and gas production and disposed of in a well, if the well used either to facilitate production or for disposal purposes is approved by authority of the state after it is determined that such injection or disposal will not result in the degradation of ground or surface water resources.

“Qualified Local Program” is a municipal program for storm water discharges associated with construction sites that has been formally approved by DENR to act in lieu of the state program.

“Regulated Substance” means the compounds designated by DENR under South Dakota Codified Law, §§ 23A-27-25, 34A-I-39, 34A-6-1.3(17), 34A-11-9, 34A-12-1 to 34A-12-15, inclusive, 38-20A-9, 45-6B-70, 45-6C-45, 45-6D-60, and 45-9-68, including pesticides and fertilizers regulated by DENR of Agriculture, the hazardous substances designated by the EPA pursuant to section 311 of the Federal Water Pollution Control Act Amendments of 1972, Pub.L. 92-500 as amended by the Clean Water Act of 1977, Pub.L. 95-217, the toxic pollutants designated by Congress or the EPA pursuant to section 307 of the Toxic Substances Control Act, Pub.L. 99-519, the hazardous substances designated by the EPA pursuant to section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, Pub.L. 96-510, and petroleum, petroleum substances, oil, gasoline, kerosene, fuel oil, oil sludge, oil refuse, oil mixed with other wastes, crude oils, substances, or additives to be utilized in the refining or blending of crude petroleum or petroleum stock, and any other oil or petroleum substance. This term does not include sewage and sewage sludge.

“Runoff Coefficient” means the percentage of precipitation that appears as runoff. The value of the coefficient is determined on the basis of climatic conditions and physiographic characteristics of the drainage area and is expressed as a constant between zero and one.

“Secretary” means the Secretary of Department of Environment and Natural Resources, or an authorized representative.

“Storm Water” means, for the purpose of this General Permit, storm water runoff, snow melt runoff, or surface runoff and drainage.

“Storm Water Associated with Construction Activity” means the discharge of storm water runoff from construction activities including, but not limited to, clearing, grading, and excavating, that result in land disturbance of one or more acres of total land area, or which may  be part of a larger common plan of development or sale if the larger common plan will ultimately disturb one or more acres of land.

“Storm Water Associated with Industrial Activity” means storm water runoff, snow melt runoff, or surface runoff and drainage from industrial activities as defined in 40 CFR § l22.26(b)(14).

“Storm Water Management Plan” means a plan developed by a municipal separate storm sewer system to address the six minimum control measures described in the MS4 storm water regulations.

“SWD” means Surface Water Discharge.

“SWPPP” means Storm Water Pollution Prevention Plan. A SWPPP identifies potential sources of storm water pollution at a construction site and specifies structural and non-structural controls that will be in place to minimize negative impacts caused by storm water discharges associated with construction activity. The purpose of these controls is to minimize erosion and run-off of pollutants and sediment. See Section 4.0 for details on the requirements for a SWPPP.

“TMDL” or “Total Maximum Daily Load” means the sum of the individual wasteload allocations (WLAs) for point sources and load allocations (LAs) for nonpoint sources and natural background. If a receiving water has only one point source discharger, the TMDL is the sum of that point source WLA plus the LAs for any nonpoint sources of pollution and natural background sources, tributaries, or adjacent segments. TMDLs can be expressed in terms of either mass per time, toxicity, or other appropriate measure.

“Waters of the State” means all waters within the jurisdiction of this state, including all streams, lakes, ponds, impounding reservoirs, marshes, watercourses, waterways, wells, springs, irrigation systems, drainage systems, and all other bodies or accumulations of water, surface and underground, natural or artificial, public or private, situated wholly or partly within or bordering upon the state.

2.0	COVERAGE UNDER THIS PERMIT

	2.1	Permit Area
This General Permit shall apply to storm water discharges from construction sites located within the state of South Dakota.

	2.2	Discharges Covered
The following discharges shall be covered under this General Permit:

		1.	All discharges of storm water associated with construction activity from construction sites resulting in the disturbance of one or more acres of total land area.

		2.	Storm water discharges from operators disturbing less than one acre that are part of a larger common plan of development or sale that, combined, disturb one or more acres.

		3.	Discharges from construction sites less than one acre that have been designated by the Secretary as needing a permit.

		4.	Storm water construction discharges mixed with a storm water discharge from an industrial source, where:

			a.	The industrial source is located on the same site as the construction activity; and

			b.	The storm water discharges from an industrial source is covered by a separate surface water discharge general permit or individual permit.

		5.	The following non-storm water discharges may also be authorized by this General Permit:

			a.	Discharges from fire fighting activities;

			b.	Uncontaminated ground water; and

			c.	Waters used as a best management practice to control dust or wash vehicles at the construction site.

These non-storm water discharges shall be identified in the SWPPP, along with an explanation of pollution prevention measures that will be implemented.

	2.3	Discharges Not Covered
The following discharges are not authorized by this General Permit:

1.
Post Construction Discharges. This General Permit does not authorize storm water discharges after construction activities have been completed and final stabilization at the site is achieved. Industrial and post-construction storm water discharges may need to be covered by a separate storm water permit.

	2.	Discharges Mixed with Non-Storm Water. This General Permit does not authorize discharges of non-storm water, except as provided in Section 2.2.

3.
Section 404 Permitted Discharges. This General Permit does not authorize a permittee to discharge fill material into waters of the state. Such discharges are required to obtain a Section 404 federal Clean Water Act permit from the U.S. Army Corps of Engineers.

4.
Discharges Threatening Water Quality. This General Permit does not authorize storm water discharges from construction sites the Secretary determines will cause, or have reasonable potential to cause or contribute to, violations of water quality standards. In such cases, the Secretary may deny coverage under the General Permit or require the permittee to obtain an individual Surface Water Discharge permit.

5.
Discharges of Regulated Substances. This General Permit does not authorize the discharge of regulated substances, hazardous substances, or oil resulting from on-site spills. Permittees are subject to federal reporting requirements of 40 CFR Part 110, Part  117, and Part 302 relating to spills or other releases of oils or hazardous substances. Spills in excess of reportable quantities shall be properly reported as stated in Section 5.1.

2.4	Obtaining Authorization
	1.	To request coverage under this General Permit, the owner shall complete a Notice of Intent (NOI) form, included in Attachment A, and submit it to the address indicated on the form.

a.
The owner shall identify the contractor responsible for the day-to-day operation of the construction site, if different from the owner. The Contractor Certification Form included in Attachment C shall be submitted to DENR once the contractor has been identified. A new Contractor Certification Form shall be submitted if additional or different contractors will be responsible for day-to-day operation at the construction site.

		b.	This information shall be submitted at least 15 days prior to when the work commences at the site.

		c.	Incomplete NOIs will not be processed and will be returned.

2.
Upon receipt of a complete NOI, the Secretary shall make the decision to grant or deny coverage or request additional information. If the Secretary grants coverage under the General Permit, a letter of authorization will be sent to the permittee.

3.
A copy of the Secretary’s authorization letter and the cover page of the General Permit shall be posted at the construction site in a prominent place for public viewing (such as alongside a building permit) from the date construction activities are initiated until final stabilization is achieved and coverage under this General Permit is terminated.

4.
When a new owner purchases a construction site after submittal of a NOI, the current permittee is responsible for notifying the new owner(s) of the General Permit requirements and the importance of achieving final stabilization on the site. Pennit coverage shall be transferred to the new owner. Attachment D includes a form for transferring permit coverage for all or a portion of a project or development to a new owner.

5.
Owners are not prohibited from submitting late NOIs. When a late NOI is submitted, authorization is only for discharges that occur after General Permit coverage is granted. The Secretary reserves the right to take appropriate enforcement actions for any unpermitted activities that may have occurred between the time the construction commenced and authorization of storm water discharges is granted.

6.
Upon the effective date of the new General Permit, the existing General Permit will be terminated. If permittees authorized under the existing General Permit need to continue coverage under the new General Permit, a Notice of Intent for Reauthorization and Certification of Applicant shall be submitted prior to the issuance of the new General Permit. The Notice of Intent for Reauthorization and Certification of Applicant form is found in Attachment E.

2.5	Additional Notification

Facilities that are operating under approved local sediment and erosion plans, grading plans, or storm water management plans shall also submit signed copies of the NOI to the local agency approving such plans at least 15 days prior to commencing work, or sooner where required by local rules.

2.6	Terminating Coverage
1.
Permittees wishing to terminate coverage under this General Permit shall submit a Notice of Termination (NOT) signed in accordance with Section 6.9. The Notice of Termination form is found in Attachment B. Compliance with this General Permit is required until a NOT is submitted and General Permit coverage has been terminated.

2.
Permittees shall not submit a NOT until all storm water discharges authorized by this General Permit are eliminated and final stabilization has been achieved on all portions of the site for which the permittee is responsible.

	3.	All permittees shall submit a NOT within thirty (30) days after final stabilization has been achieved.

4.
The General Permit allows for co-permittees on a site. However, if a permittee has transferred coverage to a new owner and no longer has responsibility for any portion of the site, a NOT shall be submitted by the previous owner terminating coverage under the General Permit.

3.0	EFFLUENT LIMITS

Effective immediately and lasting through the life of the General Permit, all permittees shall comply with the effluent limits below. All permittees are expected to meet the following effluent limits to minimize the pollutants present in the discharges associated with construction activity.

	3.1	Precipitation Design Event
All sediment and erosion controls shall be selected, designed, and installed to minimize the pollutants present in runoff from a rainfall event of up to two (2) inches in a 24-hour period.

	3.2	Sediment Controls
The permittee is required to implement sediment controls based on the amount of land disturbed by the project. The sediment control requirements are as follows:

1.
For drainage locations serving less than 10 disturbed acres at one time, sediment basins and/or sediment traps shall be used. At a minimum, silt fences, vegetative buffer strips, or equivalent sediment controls are required for all down slope boundaries (and for those side slope boundaries deemed appropriate as dictated by individual site conditions) of the construction area.

2.
For common drainage locations that serve an area with 10 or more acres disturbed at one time, a temporary or permanent sediment basin shall be provided. This basin shall provide storage for a calculated volume of runoff from the disturbed drainage area from a 2-inch precipitation event in a 24-hour period.

3.
Where it is not possible to construct a temporary sediment basin for drainage locations that serve 10 or more disturbed acres at one time, smaller sediment basins and/or sediment traps or equivalent controls shall be used. At a minimum, equivalent sediment controls are required for all down slope boundaries (and for those side slope boundaries deemed appropriate as dictated by individual site conditions).

The permittee shall document in the SWPPP its rationale for using alternative sediment controls instead of a sediment basin. This rationale will be reviewed during inspections of the construction site.

	3.3	Maintenance of Sediment Controls

The permittee shall maintain all sediment controls in effective working order. If any controls are not operating effectively, the permittee shall perform maintenance on the controls as necessary to maintain the continued effectiveness of the storm water controls and before the next anticipated storm event or within seven (7) days of identifying the need for maintenance, whichever comes first.

1.
The erosion and sediment controls required for compliance with the effluent limits shall be maintained from the beginning of the construction activity until final stabilization is complete. At a minimum, the permittee shall:

	a.	Remove sediment from sedimentation ponds when design capacity has been reduced by 50% or more.

	b.	Remove sediment from silt fences and other sediment controls before the deposit reaches 50% the above-ground height.

2.
All erosion and sediment control measures and other protective measures identified in the SWPPP shall be maintained in effective operating condition. If the site inspections required by Section 3.12 identify BMPs that are not operating effectively, maintenance shall be performed as stated above.

3.4	Off-Site Sediment Tracking and Dust Control

The permittee shall minimize dust generation and vehicular tracking of soil off-site. At a minimum, street sweeping shall be performed if other best management practices are not adequate to minimize sediment from being tracked on to the street.

3.5	Off-Site Accumulations
	1.	If sediment escapes the construction site, the permittee shall remove the off-site accumulations of sediment at a frequency sufficient to minimize impacts.

	2.	The permittee shall revise the SWPPP and implement controls to minimize further off-site sedimentation.

3.6	Inlet Protection

All storm drain inlets that receive storm water flows from the construction site shall be protected with appropriate best management practices during construction to minimize the discharge of pollutants from the site. The inlet protection shall be maintained until all sources with the potential for discharging to the inlet have reached final stabilization.

3.7	Erosive Velocity Control

The permittee shall place velocity dissipation devices at discharge points and along the length of a runoff conveyance, as necessary, to provide a non-erosive flow and protect the receiving water body’s natural, pre-construction uses and characteristics, both physical and biological.

3.8	Soil Stockpiles

Temporary soil stockpiles shall have silt fence or other effective controls to minimize sediment runoff, at a minimum. Soil stockpiles shall not be placed in surface waters, including storm water conveyances such as curb and gutter systems, or conduits and ditches, or where likely to be disturbed during storm events.

3.9	Erosion Control and Stabilization

The permittee shall stabilize disturbed portions of the site as soon as possible with appropriate BMPs, but in no case more than 14 days after construction activity has temporarily or permanently ceased on any portion of the site. An exception to this effluent limit is allowed if earth-disturbing activities will be resumed within 21 days. All other exceptions shall be approved on an individual basis by the Secretary.

3.10	Construction and Waste Materials

The permittee shall properly handle, store, and dispose of litter, construction debris, construction chemicals, and concrete washout to minimize pollutants entering storm water discharges. Permittees are required to minimize the discharge of solid materials to waters of the state (except where authorized by a Section 404 permit from the United States Army Corps of Engineers).

3.11	Spills / Releases in Excess of Reportable Quantities
1.
The permittee shall have the capacity to control, contain, and remove spills at the site. If spills do occur, the permittee shall modify the SWPPP and implement controls to minimize the potential for contamination of the storm water.

	2.	Spills in excess of reportable quantities shall be properly reported as stated in Section 5.1.

3.12	Site Inspections
1.
An inspection of the site shall be conducted at least once every seven (7) calendar days and within 24 hours of the end of storm that is 0.5 inches or greater, or a snowmelt event that causes surface erosion. Once a site has been temporarily stabilized and construction has ceased for the winter, such inspections shall be conducted at least once per month.

	2.	The inspections shall be conducted by personnel who are familiar with the General Permit conditions and with the proper installation and operation of storm water controls.

3.
The inspection shall include disturbed areas of the construction site that have not been finally stabilized, areas used for storage of materials, structural control measures, and locations where vehicles enter or exit the site. These areas shall be inspected for evidence of, or the potential for, pollutants entering the drainage system, and erosion and sediment control measures identified in the SWPPP shall be observed to ensure that they are operating correctly and sediment is not tracked off-site.

	4.	The permittee shall maintain records of each inspection and resulting maintenance activities, including:

a.	Date and time of inspections;

b.	Name(s) and title(s) of personnel conducting the inspections;

c.	Findings of inspections;

d.	Corrective actions taken;

e.	Dates and amount of all rainfall events greater than 0.5 inches in 24 hours; and

f.	Documentation of any changes made to the SWPPP.

Where an inspection does not identify any incidents of non-compliance, the report shall contain a certification that the site is in compliance with the SWPPP and this General Permit. The report shall be signed in accordance with the signatory requirements in Section 6.9.

5.
The SWPPP shall be revised if the site inspections identify any non-compliance with the effluent limits. The changes shall be implemented at the site within seven (7) calendar days following the inspection.

4.0	STORM WATER POLLUTION PREVENTION PLAN

4.1	Deadlines for SWPPP Preparation and Compliance
The Storm Water Pollution Prevention Plan, also referred to as “the SWPPP,” shall be developed prior to the submittal of the NOI and shall be implemented for all construction activity.

For permitted sites that had been covered under the July I, 2002 General Permit, and reauthorized under this General Permit, the SWPPP shall be updated to reflect the conditions and requirements of this General Permit by July 1, 2010.

4.2	Contents of SWPPP
The SWPPP shall be developed to ensure compliance with the Effluent Limits in Part 3.0. The SWPPP shall include, at a minimum, the following items:

	1.	Site Description
Each SWPPP shall provide the information indicated below:

a.	A description of the overall project and the type of construction activity;

b.	A description of potential pollutant sources;

c.	Estimates of the total area of the site and the total area that is expected to be disturbed by excavation, grading, grubbing, or other construction activities during the life of the project;

d.	A description of the intended sequence of activities which disturb soil;

e.	A description of the soil within the disturbed area(s);

f.	The name of the surface water(s) at or near the disturbed area that could potentially receive discharges from the project site; and

g.	A site map indicating:

(1)	Drainage patterns with flow directions marked with arrows,

(2)	Approximate slopes anticipated after major grading activities;

(3)	Areas of soil disturbance, noting any phasing of construction activities;

(4)	Location of major structural and nonstructural controls identified in the SWPPP;

(5)	Location of areas where stabilization practices are expected to occur;

(6)	Surface waters, including an aerial extent of wetland acreage;

(7)	Locations where storm water is discharged to surface water;

(8)	Locations of any spills, leaks, or soil contamination that could impact the storm water runoff from the site; and

(9)	Areas of concern including, but not limited to: fueling stations, waste storage, and concrete washout areas. The permittee shall provide designated areas for these activities.

2.	Controls

For each major activity identified in the site description, the SWPPP shall describe the necessary control measures, along with the timeframe for implementing the controls and who is responsible for implementation. The description and implementation of controls shall address the following minimum components:

a.	Erosion and Sediment Controls

	(1)	Stabilization Practices

The SWPPP shall include a description and schedule of interim and permanent stabilization practices. The SWPPP shall also include a record of the dates when major grading activities occur, when construction activities temporarily or permanently cease on a portion of the site, and when stabilization measures will be initiated. Site plans should ensure that existing vegetation is preserved where possible and that disturbed portions of the site are stabilized. Stabilization measures shall be initiated in accordance with Section 3.9.

	(2)	Structural Diversion Practices

The SWPPP shall include a description of structural practices to divert flows from exposed soils, store flows, or otherwise limit runoff and the discharge of pollutants from exposed areas of the site to the degree possible. Placement of structural diversion practices in floodplains and wetlands should be avoided to the degree possible. The installation of these devices may be subject to Section 404 of the federal Clean Water Act.

b.	Storm Water Management

The SWPPP shall include a description of best management practices that will be installed during the construction process to control pollutants in storm water discharges occurring after construction operations have been completed. The SWPPP shall include an explanation of the technical basis used to select the practices to control pollution where flows exceed predevelopment levels. Such practices may include structural methods such as storm water ponds, open vegetated swales and natural depressions to allow infiltration of runoff onsite, and sequential systems that combine several practices.

	c.	Other Controls
(1)
The SWPPP shall include a description of procedures to maintain vegetation, erosion and sediment control measures, and other protective measures identified in the SWPPP. This includes minimizing tracking of sediments off-site and generation of dust.

(2)
The SWPPP shall include a description of chemicals, construction materials, and waste materials expected to be stored on-site, with updates as appropriate. The SWPPP shall also include a description of controls to minimize pollutants from these materials, including storage practices to minimize exposure of the materials to storm water, and spill prevention measures and response.

	d.	Compliance with Local Requirements
Permittees shall include applicable local erosion and sediment requirements in their SWPPP. The SWPPP shall be modified if the permittee is notified the local requirements have changed.

3.	Maintenance

All erosion and sediment control measures and other protective measures identified in the SWPPP shall be maintained in effective operating condition. If site inspections required in Section 3.12 identify BMPs that are not operating effectively, maintenance shall be performed in accordance with Section 3.3.

4.3	Keeping SWPPPs Current
1.
The permittee shall amend the SWPPP whenever there is a change in design, construction, operation, or maintenance that has a significant effect on the potential for the discharge of pollutants to the waters of the state. The SWPPP shall also be amended if the SWPPP proves to be ineffective at minimizing pollutants present in the storm water.

2.
The Secretary may notify the permittee at any time that the SWPPP does not meet the minimum requirements of this Section. This notification will identify the provisions of the General Permit that are not being met by the SWPPP and identify which provisions require modifications in order to meet the minimum requirements. Within seven (7) days of notification, the permittee shall make the required changes to the SWPPP and shall submit to the Secretary a written certification that the requested changes have been made. The Secretary may take appropriate enforcement action for the period of time the permittee was operating under a SWPPP that did not meet the minimum requirements of this General Permit.

3.
If the inspections required in Section 3.12 identify necessary changes to the SWPPP, the SWPPP shall be revised and the changes implemented no later than seven (7) calendar days following the inspection.

5.0	SPECIAL CONDITIONS

	5.1	Unauthorized Release of Regulated Substances
1.
This General Permit does not authorize the discharge of any regulated substance listed in the Administrative Rules of South Dakota (ARSD) § 74:34:01:03, including but not limited to fertilizers, pesticides, and petroleum substances such as oil and gasoline. If a release occurs, the permittee is required to notify DENR’s Ground Water Quality Program at (605) 773-3296 or Emergency Management at (605) 773-3231 within 24 hours of having knowledge of the discharge.

		2.	A written report of the unauthorized release of any regulated substance, including quantity discharged and the location of the discharge, shall be sent to DENR within 14 days of the discharge.

3.
The SWPPP shall identify and address the following measures: ways to prevent the reoccurrence of such releases; the proper response to such releases if and when they do occur; and steps to prevent pollutants from contaminating storm water runoff. The SWPPP shall be modified and changes implemented, as appropriate.

	5.2	Larger Common Plan of Development
1.
When individual lots that were included as a portion of the original common plan are sold before completion of the entire plan, the current permittee shall ensure the lot is properly stabilized in accordance with Section 3.9 prior to transfer of ownership. The current permittee is responsible for notifying the new owners of the General Permit requirements and the importance of achieving final stabilization on the site.

2.
Attachment D includes a form for transferring General Permit coverage for all or a portion of a project or development to a new owner. Upon transfer of coverage, an individual lot owner becomes a co-permittee and is the primary party responsible for permit compliance on their lot until final stabilization is reached.

3.
A co-permittee may submit a NOT requesting DENR terminate coverage when all construction is complete for their individual lot or land area and the lot has reached final stabilization. Permit coverage will continue in full force and effect for all remaining co-permittees until each lot or disturbed area in the entire project has reached final stabilization and a NOT has been submitted for each lot.

	5.3	Qualified Local Programs
1.
To receive approval as a qualified local program, DENR will review the local requirements to ensure they comply with both state and federal requirements. DENR may authorize minor variations and alternative standards in lieu of the specific conditions of the General Permit based upon the unique comprehensive control measures established in the qualifying local program. DENR will review each qualifying local program for recertification during the renewal of its municipal separate storm sewer system permit.

2.
If a construction site is within the jurisdiction of a qualifying local program, the  operator shall submit a Notice of Intent to DENR to be covered under the General Permit and comply with all requirements of the qualifying local program. Compliance with the qualifying local program requirements is deemed to be compliance with this General Permit. A violation of qualifying local program requirements is also a violation of this General Permit.

3.
List of Qualifying Local Programs: At this time only the City of Sioux Falls is meeting DENR’s minimum requirements. If additional municipalities are approved as a Qualifying Local Program in the future, a modification to this General Permit will be offered for public comment in the municipality’s local newspaper.

6.0	STANDARD PERMIT CONDITIONS

	6.1	Duty to Comply
1.
The permittee shall comply with all conditions of this General Permit. Any permit noncompliance constitutes a violation of the South Dakota Water Pollution Control Act and the federal Clean Water Act and is grounds for enforcement action; for permit termination, revocation and reissuance, or modification; or for denial of a permit renewal. The permittee shall give the Secretary advance notice of any planned changes at the permitted facility or of an activity that may result in permit noncompliance.

		2.	Any person who violates a General Permit condition or makes any false statement, representation, or certification, may be subject to enforcement action under SDCL, Chapter 34A-2.

		3.	The permittee is responsible for complying with all local ordinances and requirements. Local governments may have additional or more stringent requirements than those included in this General Permit.

	6.2	Continuation of the Expired General Permit
1.
An expired general permit continues in force and effect until a new general permit is issued. Any permittee with coverage under the General Permit at the time of expiration will continue to have coverage until a new General Permit is issued.

2.
If the permittee wishes to continue an activity regulated by this General Permit after its expiration date, the permittee must submit a Notice of Intent. Periodically during the term of this permit and at the time of reissuance, the permittee may be requested to reaffirm its eligibility to discharge under this General Permit.

	6.3	Need to Halt or Reduce Activity Not a Defense

It shall not be a defense for a permittee in an enforcement action that it would have been necessary to halt or reduce the permitted activity in order to maintain compliance with the conditions of this General Permit.

	6.4	Duty to Mitigate

The permittee shall take all reasonable steps to minimize or prevent any discharge in violation of this General Permit that has a reasonable likelihood of adversely affecting human health or the environment.

	6.5	Removed Substances
Collected solids, sludges, grit, or other pollutants removed in the course of treatment shall be properly disposed of in a manner to prevent any pollutant from entering waters of the state.

	6.6	Duty to Provide Information
1.
The permittee shall furnish to the Secretary, within a reasonable time, any information which the Secretary may request to determine whether cause exists for modifying, revoking and reissuing, or terminating this General Permit, or to determine compliance with this General Permit. The permittee shall also furnish to the Secretary, upon request, copies of records required to be kept by this General Permit.

2.
The permittee shall make the SWPPP available upon request to the Secretary, EPA, and, in the case of storm water that discharges through a municipal separate storm sewer system, to the operator of the municipal system.

6.7	Other Information

When the permittee becomes aware that he or she failed to submit any relevant facts or submitted incorrect information in the NOI or in any other report to the Secretary, the permittee shall promptly submit such facts or information.

6.8	Retention of Records
1.
The permittee shall retain on-site, or make readily available, a copy of the SWPPP and DENR’s letter granting coverage under this General Permit from the date of project initiation to the date of final stabilization.

2.
The permittee shall retain copies of SWPPPs, inspection records, all reports required by this General Permit, and records of all data used to complete the NOI and NOT for a period of at least three (3) years from the date that the site is finally stabilized. This period may be extended by request of the Secretary at any time.

	3.	All reports and documents required by this General Permit shall, upon request of the Secretary, be submitted to the South Dakota Department of Environment and Natural Resources at the address below:

SD Department of Environment & Natural Resources
Surface Water Quality Program
PMB 2020
Joe Foss Building
523 East Capitol
Pierre, SD 57501-3182

6.9	Signatory Requirements
	1.	All Notices of Intent and Notices of Termination submitted to the Secretary shall be signed and certified by the following signatory official:

		a.	For a corporation: by a responsible corporate officer;

		b.	For a partnership or sole proprietorship: by a general partner or the proprietor, respectively;

		c.	For a municipality, State, Federal, or other public agency: by either a principal executive officer or ranking elected official; or

		d.	The owner of the project.

2.
All other reports required by the General Permit, SWPPPs, and other information requested by the Secretary shall be signed by a person described above, or by a duly authorized representative of that person. A person is a duly authorized representative only if:

a.
The authorization is made in writing by a person described above and submitted to the Secretary. The authorization shall specify either an individual or a position having responsibility for the overall operation of the regulated facility or activity, such as the position of manager, operator, superintendent, or position of equivalent responsibility or an individual or position having overall responsibility for environmental matters for the company.

b.
If an authorization under this section is no longer accurate because a different contractor has responsibility for the overall operation of the construction site, a new Contractor Certification Form shall be submitted to the Secretary prior to, or together with, any reports, information, or applications to be signed by that authorized representative.

	3.	The following certification statement shall be included with all documents signed under this section:

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those persons directly responsible for gathering the information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware there are significant penalties for submitting false information, including the possibility of fine and imprisonment for knowing violations.

6.10	Oil and Hazardous Substance Liability

Nothing in this General Permit shall be construed to preclude the institution of any legal action or relieve the permittee from any responsibilities, liabilities, or penalties to which the permittee is or may be subject under Section 311 of the federal Clean Water Act.

6.11	Property Rights

The Secretary’s issuance of coverage under this General Permit does not convey any property rights of any sort, any exclusive privileges, any authorization to damage, injure or use any private property, any authority to invade personal rights, any authority to violate federal, state, or local laws or regulations, or any taking, condemnation or use of eminent domain against any property owned by third parties. The State does not warrant that the permittee’s compliance with this General Permit and operation under this General Permit will not cause damage, injury or use of private property, an invasion of personal rights, or violation of federal, state, or local laws or regulations. The permittee is solely and severally liable for all damage, injury, or use of private property, invasion of personal rights, infringement of federal, state, or local laws and regulations, or taking or condemnation of property owned by third parties, which may result from actions taken under the General Permit.

6.12	Severability
If any portion of this General Permit is found to be void or is challenged, the remaining permit requirements shall remain valid and enforceable.

6.13	Requiring an Individual Permit or an Alternative General Permit

The Secretary may either deny coverage or require any person requesting coverage under the General Permit to apply for, and obtain, an individual Surface Water Discharge permit. Cases where an individual permit may be required include, but are not limited to the following:

	1.	The permittee is not in compliance with the conditions of the General Permit;

	2.	A change has occurred in the availability of demonstrated technologies or practices for the control or abatement of pollutants applicable to construction sites;

	3.	Effluent limitation guidelines are promulgated for point sources covered by this General Permit;

	4.	A water quality management plan containing requirements applicable to construction sites is approved;

	5.	The discharge is a significant contributor of pollution to waters of the state or it presents a health hazard; and

	6.	The discharge is to an impaired water body where the best management practices are not sufficient to implement the assigned waste load allocations.

6.14	Proper Operation and Maintenance

The permittee shall at all times properly operate and maintain all systems of treatment and controls that are used to achieve compliance with the conditions of this General Permit. Proper operation and maintenance requires the operation of backup or auxiliary facilities or similar systems, installed by the permittee, only when necessary to achieve compliance with the conditions of the General Permit.

6.15	Inspection and Entry

Upon the presentation of credentials and other documents as may be required by law, the permittee shall allow the Secretary, the EPA Regional Administrator, or the operator of a municipal separate storm sewer system receiving discharges from the site, to:

	1.	Enter upon the permittee’s premises where a regulated facility or activity is located or conducted, or where records must be kept under the conditions of this General Permit;

	2.	Have access to and copy, at reasonable times, any records that must be kept under the conditions of this General Permit;

	3.	Inspect at reasonable times any facilities, equipment (including monitoring and control equipment), practices, or operations regulated or required under this General Permit; and,

4.
Sample or monitor at reasonable times, for the purpose of assuring permit compliance or as otherwise authorized by the South Dakota Water Pollution Control Act (SDCL 34A-2), any substances or parameters at any location.

6.16	Permit Actions
This General Permit may be modified, revoked and reissued, or terminated by the Secretary for cause. A request by a permittee for such changes does not stay any permit condition.

ATTACHMENT A

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
NOTICE OF INTENT (NOI)
to Obtain Coverage Under the SWD General Permit for Storm Water Discharges
Associated with Construction Activities

Return to:	SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, South Dakota 57501-3181
Telephone: (605) 773-3351 or 1-800-SDSTORM

I.	Site Owner Contact Information:

Company Name: _____________________________________________________________________________________________________________________________________________
Primary Contact Person: _______________________________________________________________________________________________________________________________________
Mailing Address: ____________________________________________________________________________________________________________________________________________
City: _________________________________________________ State: ___________________________ Zip Code: ____________________________________________________________
Phone Number: __________________________________ Email Address: _______________________________________________________________________________________________

II.	Contactor Information:
Will any contractors be responsible for erosion and sediment control practices? Yes ☐ No ☐

(A contractor certification form must be submitted for each contractor that will have day to day responsibility for erosion and sediment control practices. If these contractors have not been identified at the time this NOI is submitted, the contractor certification form may be submitted after they have been identified.)

III.	Construction Project Information: (Physical location of the construction site to be permitted)

Project Name: _______________________________________________________________________________________________________________________________________________
Primary Contact Person: _______________________________________________________________________________________________________________________________________
Street Address: _____________________________________________________________________________________________________________________________________________
City: ________________________ County: ____________________________ State: ________ Zip Code: ______________________________________________________________________
Latitude: ______________ Longitude _____________ Source: (e.g. GPS, Google, etc.) ______________________________________________________________________________________
Quarter: __________ Section: Range: __________________________ Township: ___________________________________________________________________________
Phone Number: ___________________________ Email Address: ______________________________________________________________________________________________________

Type of Ownership: ☐ Private ☐ Federal ☐ State ☐ Public (Other than Federal or State)
Is this project located ☐ Yes
on Tribal Lands? ☐ No What is the total area disturbed by the project (in acres)? _______________________________________________________________________________
Will this project encroach, damage or destroy one of the
Do you wish to receive a ☐ Yes	historic sites identified at the following websites:	☐ Yes
full copy of the permit? ☐ No	http://www.sdhistory.org/HP/hp streg.htm or	☐ No
http://www.nps.gov/history/nhl/designations/Lists/SD01.pdf

IV.	Storm Water Pollution Prevention Plan:

Has the Pollution Prevention Plan been developed as required?	Yes ☐	No ☐

Please note - the Plan must be developed before the NOI is submitted. DENR will not issue coverage until the storm water pollution prevention plan has been developed.

FOR DENR USE ONLY

Postmark Date:	Permit Number:	Dale Permitted:	Initials:

Notice of Intent -- General Storm Water Permit	Revised October 1, 2009	Page l of 3

IV.	Receiving Waters:

Please list all possible waters that may receive a discharge from this site. If discharging to a Municipal Storm Sewer System, indicate which municipality and the ultimate receiving water. Attach additional sheets if necessary.

V.	Nature of Discharge:

Please include a brief description of the construction project:

Will construction dewatering be required?	☐ Yes	☐ No	If Yes, please complete Section VII also.

VI.	Construction Project Dates:

Project Start Date (MM/DD/YYYY):

Estimated Completion Date (MM/DD/YYYY):

VII.	Dewatering History: (Construction Activities involving dewatering activities):

Date dewatering will commence:

Date dewatering will end:

Total volume of dewatering:

Average flow rate of dewatering:

Source of water to be discharge:

Receiving water:

Brief description of water treatment processes employed, if any:

Is there any reason to believe that the dewatering discharge may contain anything other than uncontaminated groundwater and storm water?

☐	Yes	☐ No

If yes, you must also submit a NOI for coverage under the temporary discharge general permit. The construction storm water general permit does not cover discharges of contaminated groundwater.

NOTE:
Please place points of withdrawal and discharge on a topographic map, or other map if a topographic map is unavailable. This map should extend to one (1) square mile beyond the property boundaries of the facility and each of its discharge facilities, and those wells, springs, and other surface water bodies, drinking water wells, and surface water intake structures listed in public records, or otherwise known to the applicant in the map area.

VIII.	Other Information

List other information which you feel should be brought to the attention of the SDDENR regarding coverage under this general permit. Attach additional sheets if necessary.

Notice of Intent -- General Storm Water Permit	Revised October 1, 2009	Page 2 of 3

CERTIFICATION OF APPLICANT (COA)

I, ______________________ , the applicant(s) in the above matter after being duly sworn upon oath hereby certify the following information in regard to this application:

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those directly responsible for gathering the information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including revocation of the permit and the possibility of fine and imprisonment for knowing violations. In addition, I certify that I am aware of the terms and conditions of the General Storm Water permit and I agree to comply with those requirements.

South Dakota Codified Laws Section 1-40-27 provides:

“The secretary may reject an application for any permit filed pursuant to Titles 34A or 45, including any application by any concentrated swine feeding operation for authorization to operate under a general permit, upon making a specific finding that:

(1)
The applicant is unsuited or unqualified to perform the obligations of a permit holder based upon a finding that the applicant, any officer, director, partner or resident general manager of the facility for which application has been made:

(a)	Has intentionally misrepresented a material fact in applying for or a permit;
(b)	Has been convicted of a felony or other crime involving moral turpitude;
(c)	Has habitually and intentionally violated environmental laws of any state or the United States which have caused significant and material environmental damage;
(d)	Has had any permit revoked under the environmental laws of any state or the United States; or
(e)
Has otherwise demonstrated through clear and convincing evidence of previous actions that the applicant lacks the necessary good character and competency to reliably carry out the obligations imposed by law upon the permit holder; or

(2)
The application substantially duplicates an application by the same applicant denied within the past five years which denial has not been reversed by a court of competent jurisdiction. Nothing in this subdivision may be construed to prohibit an applicant from submitting a new application for a permit previously denied, if the new application represents a good faith attempt by the applicant to correct the deficiencies that served as the basis for the denial in the original application.

All applications filed pursuant to Titles 34A and 45 shall include a certification, sworn to under oath and signed by the applicant, that he is not disqualified by reason of this section from obtaining a permit. In the absence of evidence to the contrary, that certification shall constitute a prima facie showing of the suitability and qualification of the applicant. If at any point in the application review, recommendation or hearing process, the secretary finds the applicant has intentionally made any material misrepresentation of fact in regard to this certification, consideration of the application may be suspended and the application may be rejected as provided for under this section.

Applications rejected pursuant to this section constitute final agency action upon that application and may be appealed to circuit court as provided for under chapter 1-26.”

Pursuant to SDCL 1-40-27, I certify that I have read the forgoing provision of state law, and that 1 am not disqualified by reason of that provision from obtaining the permit for which application has been made.

Name (print)

Title

Signature

Date

PLEASE ATTACH SHEET DISCLOSING ALL FACTS PERTAINING TO SDCL 1-40-27 (1) (a) THROUGH (e).
ALL VIOLATIONS MUST BE DISCLOSED, BUT WILL NOT AUTOMATICALLY RESULT IN THE REJECTION OF AN APPLICATION.

Notice of Intent -- General “SWD” Permits	Revised October 1, 2009	Page 3 of 3

ATTACHMENT B

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
NOTICE OF TERMINATION (NOT)
of Coverage Under the SWD General Permit for
Storm Water Discharges Associated with Construction Activities

This form is required to be submitted when a discharge permit is no longer required or necessary. Submission of this form shall in no way relieve the permittee of permit obligations required prior to submission of this form. Please submit this form to the following address:

original to:	SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, South Dakota 57501-3181
Telephone: (605) 773-3351 or 1-800-SDSTORM

I.	Primary Contact Information:
Company Name: ______________________________________________________________________________________________________
Primary Contact Person: ________________________________________________________________________________________________
Mailing Address: _____________________________________________________________________________________________________
City: _____________________ County: ______________________ State: _________ Zip Code: _______________________________________
Phone Number: ________________________ Email Address: ___________________________________________________________________

II.	Mailing Address of Facility/Site Location
Project Name: ________________________________________________________________________________________________________
Primary Contact Person: ________________________________________________________________________________________________
Street Address: _______________________________________________________________________________________________________
City: _____________________ County: _____________________ State: _________ Zip Code: _______________________________________

III.	Permit Number:

I certify under penalty of law that all storm water discharges associated with construction activity from the identified facility that are authorized by a SWD general permit have been eliminated. I understand that by submitting the Notice of Termination, I am no longer authorized to discharge storm water associated with construction activity under this general permit, and that discharging pollutants in storm water associated with construction activity to waters of the state is unlawful under the federal Clean Water Act and the South Dakota Water Pollution Control Act if the discharge is not authorized by a SWD permit. I also understand that the submittal of this Notice of Termination does not release an operator from liability for any violations of this permit or the South Dakota Water Pollution Control Act. I am aware that there are significant penalties for submitting false information, including the possibility of fine and imprisonment for knowing violations.

NOTE: NOT shall be signed by the authorized chief elective or executive officer of the applicant, or by the applicant, if an individual.

Name (print) ________________________________________	Title _________________________________________________
Signature __________________________________________	Date _________________________________________________

FOR DENR USE ONLY
Postmark Date: _________________ Date Terminated: _________________ Initials: _________________

Notice of Termination -- General “SWD” Permit	Revised October 1, 2009	Page 1 of 1

ATTACHMENT C

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
CONTRACTOR CERTIFICATION FORM
for Coverage Under the SWD General Permit for
Storm Water Discharges Associated with Construction Activities

This form is required to be submitted when a contractor will act has an operator and have day to day responsibility for erosion and sediment control measures. Submission of this form shall in no way relieve the permittee of permit obligations. Please submit this form to the following address:

original to:	SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, South Dakota 57501-3181
Telephone: (605) 773-3351 or 1-800-SDSTORM

Project Name: _________________________________________ Permit Number: ________________________________________________________
Site Legal Location: _________________________________________________________________________________________________________
Contractor Company Name: ___________________________________________________________________________________________________
Responsible Contact Person: __________________________________________________________________________________________________
Contractor Address: ________________________________________________________________________________________________________
City: _________________________________________ State: _____ Zip Code: _________________________________________________________
Phone: __________________________________ Email: ___________________________________________________________________________

The contractor(s) responsible for the day to day operation of the construction site shall certify the following:

“I certify under penalty of law that I understand and will comply with the terms and conditions of the Surface Water Discharge General Permit for Storm Water Discharges Associated with Construction Activities for the project identified above.”

South Dakota Codified Laws Section 1-40-27 provides:

“The secretary may reject an application for any permit filed pursuant to Titles 34A or 45, including any application by any concentrated swine feeding operation for authorization to operate under a general permit, upon making a specific finding that:

(1) The applicant is unsuited or unqualified to perform the obligations of a permit holder based upon a finding that the applicant, any officer, director, partner or resident general manager of the facility for which application has been made:

(a)	Has intentionally misrepresented a material fact in applying for a permit;
(b)	Has been convicted of a felony or other crime involving moral turpitude;
(c)	Has habitually and intentionally violated environmental laws of any state or the United States which have caused significant and material environmental damage;
(d)	Has had any permit revoked under the environmental laws of any state or the United States; or
(f)
Has otherwise demonstrated through clear and convincing evidence of previous actions that the applicant lacks the necessary good character and competency to reliably carry out the obligations imposed by law upon the permit holder; or

(2) The application substantially duplicates an application by the same applicant denied within the past five years which denial has not been reversed by a court of competent jurisdiction. Nothing in this subdivision may be construed to prohibit an applicant from submitting a new application for a permit previously denied, if the new application represents a good faith attempt by the applicant to correct the deficiencies that served as the basis for the denial in the original application.

All applications filed pursuant to Titles 34A and 45 shall include a certification, sworn to under oath and signed by the applicant, that he is not disqualified by reason of this section from obtaining a permit. In the absence of evidence to the contrary, that celiification shall constitute a prima facie showing of the suitability and qualification of the applicant. If at any point in the application review, recommendation or hearing process, the secretary finds the applicant has intentionally made any material misrepresentation of fact in regard to this certification, consideration of the application may be suspended and the application may be rejected as provided for under this section.

Applications rejected pursuant to this section constitute final agency action upon that application and may be appealed to circuit court as provided for under chapter 1-26.”

Pursuant to SDCL 1-40-27, I certify that I have read the forgoing provision of state law, and that I am not disqualified by reason of that provision from obtaining the permit for which application has been made.

Name (print)
Title
Signature
Date

PLEASE ATTACH SHEET DISCLOSING ALL FACTS PERTAINING TO SDCL 1-40-27 (1)
(a) THROUGH (e).      ALL VIOLATIONS MUST BE DISCLOSED, BUT WILL NOT
AUTOMATICALLY RESULT IN THE REJECTION OF AN APPLICATION.

ATTACHMENT D

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
TRANSFER OF PERMIT COVERAGE FORM
for Coverage Under the SWD General Permit for
Storm Water Discharges Associated with Construction Activities

This form is required to be submitted when ownership of a construction project or an individual lot in a larger common plan of development has been transferred to a different owner. Please submit this form to the following address:

original to:	SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, South Dakota 57501-3181
Telephone: (605) 773-3351 or 1-800-SDSTORM

Project Name: ___________________________________________________________________ Permit Number: _______________________

Site (Lot) Legal Location: ______________________________________________________________________________________________

Site (Lot) Description: _________________________________________________________________________________________________

Previous Owner Name: __________________________________________________ New Owner Name: _______________________________

Stabilization Measures Implemented Prior to Transfer: _________________________________________________________________________

__________________________________________________________________________________________________________________

Date transfer of property responsibility and liability becomes effective: ____________________________________________________________

** NOTE: Any change in location, operation, and/or coverage area requires that the Storm Water Pollution Prevention Plan be updated and revised to reflect all changes.

The site (lot) described above is covered under the General Permit for Storm Water Discharges Associated with Construction Activity. Temporary or permanent stabilization has been established on the site, which has now transferred ownership/responsibility as indicated above. The new owners, or operators, have been made aware of the importance of site stabilization in an effort to control pollutant runoff and/or sedimentation.

Transfer of Ownership -- General “SWD” Permit	Revised October 1, 2009	Page 1 of 2

The new owner assumes responsibility for implementing best management practices to reduce or eliminate a discharge of pollutants to waters of the state. The new owner is aware that permit coverage for the site is required until all soil-disturbing activities at the site have been completed and one of the following conditions have been met:

●	all portions of the site not covered by pavement or permanent structures have a uniform perennial vegetative cover over at least 70% of the site; or

●	equivalent permanent stabilization measures have been employed, such as the use of riprap, gabions, or geotextiles

New Owner/Operator	Previous Owner/Operator

Date	Date

Transfer of Ownership -- General “SWD” Permit	Revised October 1, 2009	Page l of 2

ATTACHMENT E

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
NOTICE OF INTENT (NOI) for REAUTHORIZATION
of Coverage Under the SWD General Permit for Storm Water
Discharges Associated With Construction Activities

The following facility currently has coverage under the General Permit for Storm Water Discharges Associated with Construction Activities. This form must be submitted if you wish to continue coverage under the General Permit. Submission of this form shall in no way relieve the permittee of permit obligations required prior to submission of this form. Please submit this form to the following address:

original to:	SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, South Dakota 57501-3181
Telephone: (605) 773-3351

PLEASE PRINT OR TYPE (Update Information below as needed)

I.	Permittee Information

Permittee Name: __________________________________________________________________________________________________________

Company Name: __________________________________________________________________________________________________________

Mailing Address: _________________________________________________________________________________________________________

City: __________________________ County: ____________________________ State: _____________ Zip Code: ___________________________

II.	Project Information

Project Name:

Project Description:

Project Start Date:

Estimated Completion Date:

III.	Permit Number:

IV.	Signature of Applicant
By signing this form, you are requesting to continue permit coverage under the reissued General Permit. You are certifying you will comply with the new General Permit and update your Storm Water Pollution Prevention Plan if necessary to meet the reissued General Permit conditions.

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those directly responsible for gathering the information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including revocation of the permit and the possibility of fine and imprisonment for knowing violations. In addition, I certify that I am aware of the terms and conditions of the General Storm Water permit and I agree to comply with those requirements.

NOTE: NOI must be signed by the authorized chief elective or executive officer of the applicant, or by the applicant, if an individual.

Name (print)	Title

Signature	Date

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

Exhibit E – NOI and Letter of Coverage

215 South Cascade Street
PO Box 496
Fergus Falls, Minnesota 56538-0496
218 739-8200
www.otpco.com

July 30, 2012

SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, SD 57501-3181

SUBJECT:	Otter Tail Power Company
Notice of Intent
Big Stone Plant AQCS Site Preparation Project

Enclosed is the Notice of Intent to obtain coverage under the SWD General Permit for storm water discharges associated with construction activities. The project is scheduled to start in mid August. A copy of the Contractor Certification Form will be sent to your office once the required signatures are obtained. If you have any questions concerning the Notice of Intent please contact me at (218) 739-8349 or pvukonich@otpco.com.

Sincerely,

Paul Vukonich
Environmental Compliance Specialist

Enclosure

An Equal Opportunity Employer

SD EForm - 2112LD V1

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES
NOTICE OF INTENT (NOI)
to Obtain Coverage Under the SWD General Permit for Storm Water Discharges
Associated with Construction Activities

Return to:	SD Department of Environment and Natural Resources
Surface Water Quality Program
PMB 2020
523 East Capitol Avenue
Pierre, South Dakota 57501-3181
Telephone: (605) 773-3351 or 1-800-SDSTORM

I.	Site Owner Contact Information:

	Company Name:	Otter Tail Power Company
	Primary Contact Person:	Paul Vukonich
	Mailing Address:	215 South Cascade Street PO Box 496
City:	Fergus Falls	State:	MN	Zip Code:	56538-0496
Phone Number:	218.739.8349	Email Address:	pvukonich@otpco.com

II.	Contactor Information:

	Will any contractors be responsible for erosion and sediment control practices?	☒ Yes	☐ No

(A contractor certification form must be submitted for each contractor that will have day to day responsibility for erosion and sediment control practices. If these contractors have not been identified at the time this NOI is submitted, the contractor certification form may be submitted after they have been identified.)

III.	Construction Project Information: (Physical location of the construction site to be permitted)

	Project Name:	Big Stone Plant AQCS Site Preparation
	Primary Contact Person:	Kirk Phinney
	Street Address:	48450 144th Street
City:	Big Stone City	County:	Grant	State:	SD	Zip Code:	57216

Latitude: 45.29916667 Longitude -96.49861111 Source: (e.g. GPS, Google, etc.) Google Earth
Quarter: SW Section: 7 Range: 46W Township: 121N

Phone Number:	(605) 862-6306	Email Address:	kphinney@otpco.com

Type of Ownership: ☒ Private ☐ Federal ☐ State ☐ Public (Other than Federal or State)

Is this project located	☐ Yes
on Tribal Lands?	☒ No	What is the total area disturbed by the project (in acres)?	48
Will this project encroach, damage or destroy one of the
Do you wish to receive a	☐ Yes	historic sites identified at the following websites:	☐ Yes
full copy of the permit?	☒ No	http://www.sdhistory.org/HP/hp streg.htm or	☒ No
http://www.nps.gov/history/nhl/designations/Lists/SD01.pdf

IV.	Storm Water Pollution Prevention Plan:

Has the Pollution Prevention Plan been developed as required? ☒ Yes ☐ No
Please note - the Plan must be developed before the NOI is submitted. DENR will not issue coverage until the storm water pollution prevention plan has been developed.

FOR DENR USE ONLY

Postmark Date:_________________	Permit Number:__________________	Date Permitted:__________________	Initials:___________________

Notice of Intent -- General Storm Water Permit	Revised October 1, 2009	Page 1 of 3

IV.	Receiving Waters:

Please list all possible waters that may receive a discharge from this site. If discharging to a Municipal Storm Sewer System, indicate which municipality and the ultimate receiving water. Attach additional sheets if necessary.

The Whetstone River which is a tributary to the Minnesota River.

V.	Nature of Discharge:

Please include a brief description of the construction project:

In order to support the construction activities for the Big Stone Plant Air Quality Control System (AQCS) project areas need to be developed including laydown areas, contractor parking, truck staging, topsoil storage, and borrow areas. Project includes development of these areas. Each area will be graded for its intended purpose.

Will construction dewatering be required?	☐ Yes	☐ No	If Yes, please complete Section VII also.

VI.	Construction Project Dates:

	Project Start Date (MM/DD/YYYY):	08/20/2012
	Estimated Completion Date (MM/DD/YYYY):	5/1/2016

VII.	Dewatering History: (Construction Activities involving dewatering activities):

	Date dewatering will commence:	No dewatering necessary
Date dewatering will end:
Total volume of dewatering:
Average flow rate of dewatering:
Source of water to be discharge:
Receiving water:
Brief description of water treatment processes employed, if any:

Is there any reason to believe that the dewatering discharge may contain anything other than uncontaminated groundwater and storm water?
☐ Yes                    ☐ No

If yes, you must also submit a NOI for coverage under the temporary discharge general permit. The construction storm water general permit does not cover discharges of contaminated groundwater.

NOTE:
Please place points of withdrawal and discharge on a topographic map, or other map if a topographic map is unavailable. This map should extend to one (1) square mile beyond the property boundaries of the facility and each of its discharge facilities, and those wells, springs, and other surface water bodies, drinking water wells, and surface water intake structures listed in public records, or otherwise known to the applicant in the map area.

VIII.	Other Information

List other information which you feel should be brought to the attention of the SDDENR regarding coverage under this general permit. Attach additional sheets if necessary.

Notice of Intent -- General Storm Water Permit	Revised October 1, 2009	Page 2 of 3

CERTIFICATION OF APPLICANT (COA)

I,    Mark Thoma                      , the applicant(s) in the above matter after being duly sworn upon oath hereby certify the following information in regard to this application:

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those directly responsible for gathering the information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including revocation of the permit and the possibility of fine and imprisonment for knowing violations. In addition, I certify that I am aware of the terms and conditions of the General Storm Water permit and I agree to comply with those requirements.

South Dakota Codified Laws Section 1-40-27 provides:

“The secretary may reject an application for any permit filed pursuant to Titles 34A or 45, including any application by any concentrated swine feeding operation for authorization to operate under a general permit, upon making a specific finding that:

(1)
The applicant is unsuited or unqualified to perform the obligations of a permit holder based upon a finding that the applicant, any officer, director, partner or resident general manager of the facility for which application has been made:

	(a)	Has intentionally misrepresented a material fact in applying for a permit;
	(b)	Has been convicted of a felony or other crime involving moral turpitude;
	(c)	Has habitually and intentionally violated environmental laws of any state or the United States which have caused significant and material environmental damage;
	(d)	Has had any permit revoked under the environmental laws of any state or the United States; or
(e)
Has otherwise demonstrated through clear and convincing evidence of previous actions that the applicant lacks the necessary good character and competency to reliably carry out the obligations imposed by law upon the permit holder; or

(2)
The application substantially duplicates an application by the same applicant denied within the past five years which denial has not been reversed by a court of competent jurisdiction. Nothing in this subdivision may be construed to prohibit an applicant from submitting a new application for a permit previously denied, if the new application represents a good faith attempt by the applicant to correct the deficiencies that served as the basis for the denial in the original application.

All applications filed pursuant to Titles 34A and 45 shall include a certification, sworn to under oath and signed by the applicant, that he is not disqualified by reason of this section from obtaining a permit. In the absence of evidence to the contrary, that certification shall constitute a prima facie showing of the suitability and qualification of the applicant. If at any point in the application review, recommendation or hearing process, the secretary finds the applicant has intentionally made any material misrepresentation of fact in regard to this certification, consideration of the application may be suspended and the application may be rejected as provided for under this section.

Applications rejected pursuant to this section constitute final agency action upon that application and may be appealed to circuit court as provided for under chapter 1-26.”

Pursuant to SDCL 1-40-27, I certify that I have read the forgoing provision of state law, and that I am not disqualified by reason of that provision from obtaining the permit for which application has been made.

Name (print)	Mark Thoma
Title	Manager, Environmental Services
Signature	/s/ Mark Thoma
Date	7/30/12

PLEASE ATTACH SHEET DISCLOSING ALL FACTS PERTAINING TO SDCL 1-40-27 (1) (a) THROUGH (e).
ALL VIOLATIONS MUST BE DISCLOSED, BUT WILL NOT AUTOMATICALLY RESULT IN THE REJECTION OF AN APPLICATION.

Notice of Intent -- General “SWD” Permits	Revised October 1, 2009	Page 3 of 3

July 30, 2012 Project No. 12715-003
Big Stone Plant
Storm Water Pollution prevention
Plan

Exhibit F – Inspection, revision, and corrective action logs

Site Inspection Record

Time and Date	Name of Inspector	Amount (inches), and Duration (hours) of	Observation and Actions Taken: Document incidents such as erosion, sediment accumulation, spills, SWPP-related maintenance, remediation, etc.

Site Inspection Record

Time and Date	Name of Inspector	Amount (inches), and Duration (hours) of	Observation and Actions Taken: Document incidents such as erosion, sediment accumulation, spills, SWPP-related maintenance, remediation, etc.

Revision Record

The SWPPP should be revised and updated to address changes in site conditions, new or revised government regulations, and additional on-site storm water pollution controls.

All revisions to the SWPPP must be documented on the SWPPP Revision Record, which should include the information shown below. The initials of the individual making the amendment attest that the SWPPP revision information is true and accurate.

SWPPP Revision Documentation

Item Revised	Revision Made	Date	Initials

Appendix F - Corrective Action Log

Inspection Date	Inspector Name(s)	Description of BMP Deficiency	Corrective Action Needed (including planned date/responsible person)	Date Action Taken/Responsible person

EPA SWPPP Template, Version 1.1, September 17, 2007

EXHIBIT S-7

Toxic Release Inventory Form

To:	Contractor

Cc:	Jim Kramer, Safety & Security Supervisor; Keith Kelly, Plant Liaison

From:	Otter Tail Power Company Environmental Services Department

Date:	August 8, 2012

Subject:	Tracking Toxic Chemical Use

Introduction
EPA and the States require Otter Tail Power Company to report toxic chemical usage and releases to the environment annually under 40 CFR 372, Emergency Planning and Community Right-to-Know Act, also known as Toxic Release Inventory (TRI). EPA has a specific list of chemicals that it is interested in for this program and if a facility’s usage of any of these chemicals exceed a regulatory threshold, then the chemical must be reported to the EPA. The reporting threshold varies by chemical and method of usage. Since the coal burning process already triggers the reporting threshold for various chemicals at our site, any additional usage of the chemicals during construction projects, maintenance work, or other activities must be included in the annual TRI report.

Reportable Materials
In order to report the toxic chemicals used for non-combustion activities, we will need the cooperation of contractors that will be working on-site to track chemical usage and any waste disposal associated with using those chemicals. Based on EPA guidance and the experiences of other utilities, some of the products that are likely to require reporting are listed below. Unless otherwise noted products must be reported to Otter Tail Power Company the day the material is brought on site.

Product	Reportable Quantity
Paints, coatings, epoxies, except latex paint	55 gallons or more
Welding rods	Provide usage estimate at end of each calendar year to the nearest 100 welding rods
Materials containing lead	Greater than 10 pounds
Diesel fuel use in on-site equipment	Report quantity daily to Plant Liaison
Mercury	Any amount
Chemicals	Greater than 55 gallons or 500 pounds

Product Usage Report
A report of product usage must be promptly submitted to Otter Tail Power Company for each new reportable product brought on site. The report needs to contain the following information:
●	Contractor company name, contact person and phone number
●	Name of Product
●	Product Manufacturer’s name
●	Quantity of product brought on-site
●
Whether there will be a waste generated from use of the product, and if so, quantity and method of waste disposal. If a waste is expected to be generated, this last part of this question will need to be updated by the contractor prior to leaving the site with the waste.

●	If disposed off-site, name of disposal company and disposal location

Material Safety Data Sheets (MSDS) for products must be made available to Otter Tail Power Company once they arrive on-site. This is an OSHA requirement but the MSDS will also be used for emergency planning and TRI reporting. Because the MSDS will be used for chemical identification on TRI reporting, it is important the product name be reported as shown on the MSDS. Do not report the trade name or nickname or we will be unable to link the correct MSDS to the product use.

A sample reporting form has been attached for your convenience. While using the form is not mandatory, we suggest using some type of form or reminder to ensure all pertinent information is collected and transmitted. Reports can be given to Jim Kramer, Safety and Security Coordinator or Keith Kelly, Plant Liaison.

Product Usage Report

1.	Contractor company name _______________________________________

2.	Contractor contact person _________________________________________

3.	Contractor telephone number ______________________________________

4.	Name of product ________________________________________________

5.	Product manufacturer name _________________________________________

6.	Has an MSDS been submitted to Otter Tail Power Company?
☐ Yes ☐ No (Submit MSDS with this form)

7.	Quantity of product brought on-site _______________
Units______________
8.	Will a waste be generated from use of this product?

☐ Yes (return completed questions 1-8 to OTP and follow-up at the time of disposal with completed questions 9-11)

☐ No (This form is complete)

9.	Quantity of waste generated ______________ Units ______________

10.	Method of waste disposal ___________________________________

11.	If disposed off-site, record the name of disposal company and disposal location:

Send completed form to Otter Tail Power Company:

Keith Kelly		Jim Kramer
Phone: 605.862.6304	OR	Phone: 605.862.6300
Email: kkelly@otpco.com		Email: jkramer@otpco.com